                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08067
                                                     ---------

                              WT Investment Trust I
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

                              1100 N. Market Street
                              Wilmington, DE 19890
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Robert J. Christian
                              1100 N. Market Street
                              Wilmington, DE 19890
               ---------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 800-254-3948
                                                            ------------
                        Date of fiscal year end: June 30
                                                 -------

                   Date of reporting period: December 31, 2004
                                             -----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                 THE CRM FUNDS
================================================================================


                   FUND AND SHAREHOLDER ACCOUNT INFORMATION:

                                   PFPC, Inc.
                                 760 Moore Road
                           King of Prussia, PA 19406
                                 (800) CRM-2883

--------------------------------------------------------------------------------
SEMI ANNUAL REPORT                                            DECEMBER 31, 2004
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

   For the six-month period ended December 31, 2004, the Institutional shares of the CRM Small Cap Value Fund and CRM Mid Cap Value Fund were up 9.15% and 13.30%, respectively. These results compare to 13.37% and 15.43% for the Russell 2000 Value and Russell Mid Cap Value Indexes, respectively. The CRM Small/Mid Cap Value Fund was up 16.60% for the period September 1, 2004 (commencement of operations) to December 31, 2004 compared to the Russell 2500 Value Index which was up 17.23%.

   After a six week sell off to start the third quarter, the market regained traction from mid-August and propelled higher. Third quarter earnings reports were generally quite good and once the uncertainty over the Presidential Election disappeared, the markets found a clear upward path. Two rate hikes by the Federal Reserve, continued depreciation of the dollar, projected deceleration in 2005 earnings, stubbornly high energy prices and continuing problems in Iraq could not derail the strong US equity markets.

   THE CRM SMALL CAP VALUE FUND continues to see strong managerial and operational performance at the majority of the companies in the portfolio. The successful execution of the strategic change at the heart of our investment cases drove the top performers within the portfolio. Quanex Corp, a manufacturer of highly engineered steel products, continues to benefit as it introduces higher value added engineering capabilities into the operations of two recently acquired businesses: Truseal Technologies and North Star Steel Monroe. These integrations are fueling greater than expected earnings and cash flows. The adoption of its wireless software by major telecom service providers and strong sales of its new Breeze and Contribute products are driving Macromedia's earnings power. Too, Inc. is benefiting from its renewed focus on its core "tween" customer base. This has resulted in a more successful merchandising assortment, and commensurately higher sales. Insight Enterprises is seeing higher margins and accelerating sales associated with a recent IT systems conversion that is driving higher productivity among its sales force. Finally, an improved reimbursement outlook for Apria Healthcare allowed the stock to recover from what we viewed as an oversold position in response to changes in the Medicare reimbursement regime.

   We had a few companies suffer from operational shortfalls during the fourth quarter, and those stocks topped our detractors list. Alliance Gaming continues to struggle with the integration of a recently acquired systems provider. As the successful integration of this business was a key facet of our investment case, we sold the stock pending an evaluation of a new management team's strategy regarding these assets. Competitive pressures exacerbated a muted cyclical recovery at Skillsoft. We continue to expect that new informal learning products will drive growth and free cash flow to levels above current market expectations and have maintained our position. J. Jill, which has been a solid performer throughout the year, was negatively impacted in the fourth quarter by a generally difficult environment for women's apparel. However, the company's strategic shift from a direct mail to a retail based company is still on track and we would be looking for an opportunity to add to our
________________________________________________________________________________
                                                                  THE CRM FUNDS

________________________________________________________________________________

position. At The Bancorp Bank, the changing of its corporate structure to merge the bank into the holding company led to a share overhang. We believe this is a temporary disruption and have added to our position.

   The overall market environment remains highly conducive to our investment approach. As a result, we continue to find a significant number of new investment ideas despite the strong performance of small cap stocks this past year. Ruby Tuesday, a casual dining restaurant, is changing its marketing approach from couponing (i.e. discounting) to one focused on food quality and atmosphere. This resulted in a temporary reduction in sales during the year. Nevertheless, we believe the new marketing focus will over time significantly enhance brand value. Isle of Capri, a gaming operator, is trading at an attractive valuation on current operations. However, we do not believe the market has given sufficient attention to strategic opportunities that include facilities expansion and new gaming legislation in Florida and the United Kingdom. El Paso Electric is a small, neglected utility with strong free cash flow. We believe that a recent debt refinancing combined with reduced fixed asset amortization will highlight the true earnings power of the business. Finally, with a series of recent acquisitions, Range Resources has transformed itself into an Appalachian energy company with a deep drilling inventory to drive production growth and cash flow.

   Remaining sharply focused on our sell discipline, we sold both Hughes Supply and Conmed as they reached our price targets. We sold Frontier Airlines on concerns about the competitive airline environment and higher oil prices. We also used the fertile environment for new ideas noted above to replace a few names with higher conviction ideas. Therefore, we sold our position in Lifetime Fitness and replaced it with consumer names such as Ruby Tuesday and United Auto Group. Likewise, we sold our position in Brigham Exploration, which was near its price target, and replaced it with Range Resources, an idea with a better inventory of drilling prospects and more change events.

   THE CRM SMALL/MID CAP VALUE FUND had significant contribution to recent performance from companies which included UNOVA, Thor Industries, E*Trade Financial, Methanex and Everest Re Group. Shares of UNOVA recovered to new highs from their mid-summer swoon, as the third quarter results showed strong margin and profit improvement. We see further catalysts on the horizon for UNOVA in the expected sale of the IAS division and finalization of RFID standards. SHARES of Thor Industries, one of the leading manufacturers of recreational vehicles, recovered sharply from ITS late summer sell off, climbing more than 30%. The shares sold off in the third quarter as investor concern over slowing retail sales and rising dealer inventories weighed on the stock. However, resilient consumer demand combined with Thor's superb financial results, debt free balance sheet and demonstrated willingness to return cash to shareholders have driven the stock to new highs in the fourth quarter. Methanex continued to benefit from strong worldwide demand for methanol and the shutdown of high cost capacity reliant on North American natural gas supplies. Having low cost feedstocks in Chile and Trinidad, Methanex is generating substantial excess cash, which is being returned to shareholders through stock buy-backs and dividends. E*Trade was purchased earlier this year as the company is transforming itself from a one product on-line broker to a low cost broad menu provider of financial services to both the consumer and professional markets. Investor recognition of this transformation has combined with improved trading volumes to benefit E*Trade's stock price in recent months. Everest Re rebounded from a mid year low point reached after reporting a slowdown in premium growth. The market appears to be recognizing that management has taken a disciplined approach to underwriting and that the company will likely be a major repurchaser of its shares if suitable growth opportunities are not available.

   During the fourth quarter, only a few of our holdings decreased in price with the greatest detractor to the portfolio being Alliance Gaming. The company continues to struggle with the integration of a recently acquired systems provider. As the successful integration of this business was a key facet of our investment case, we sold the stock pending an evaluation of a new management team's strategy regarding these assets. Bisys Group, another detractor, was also sold during the fourth quarter as uncertainty surrounding past accounting issues

________________________________________________________________________________
                                                                  THE CRM FUNDS

________________________________________________________________________________

denied us the ability to reasonably estimate the risk involved in the stock. Tuesday Morning Corporation suffered the same fate as many retailers, which were negatively impacted by the repercussion of higher energy prices on consumer spending and the lack of a "must have" gift for the holiday season. We view these setbacks as temporary and bought more of the discount retailer's stock during the fourth quarter as our investment case is intact.

   Significant purchases included Cytec Industries, Briggs & Stratton, Esterline Technologies, NCI Building Systems and Protective Life Corporation. Cytec's shares sold off following the announcement of a strategic acquisition of Belgian pharmaceutical firm UCB's coatings and resins business, providing us an attractive entry point. We expect Cytec's management to extract significant value from the acquired assets. We purchased shares in lawn and garden equipment maker Briggs & Stratton. The company is executing on growth through acquisitions and new products and should continue to benefit from existing problems at a large competitor. Esterline Technologies, a designer of complex switches and relays used in aerospace applications, has divested non-core businesses and recently completed the strategic acquisition of Leach. This transaction significantly expands their R&D capabilities and vertically integrates their switch business with Leach's relay business, increasing Esterline's value proposition to the customer who is increasingly requiring that suppliers deliver complete systems. NCI enhanced their balance sheet through a convertible security offering which should improve their ability to acquire distressed competitors at a time when the industry fundamentals are improving. Recently reinstated earnings guidance is a sign that the long downturn in commercial construction is finally reversing. Protective Life was purchased when investigations of property/casualty insurance brokerage improprieties created an attractive buying opportunity. Protective Life is involved in totally unrelated segments of the industry from those being investigated. The company's management team has achieved superior returns through disciplined cost controls, a focus on underserved middle income households and opportunistic acquisitions.

   In addition to Alliance Gaming and Bisys Group, we sold several positions that reached our price objectives, including Fidelity National Financial, Willis Group Holdings, Hyperion Solutions and United Defense Industries. We also sold our shares in Maytag Corporation as our research lead us to believe competitive pressures could intensify and the risk/reward proposition was no longer as favorable.

   THE CRM MID CAP VALUE FUND had contributors to performance during the latter part of the year that included UNOVA, TXU Corp., Methanex, CIT Group, Florida East Coast Industries and WellPoint. Shares of UNOVA recovered to new highs from their mid-summer swoon, as the third quarter results showed strong margin and profit improvement. We see further catalysts on the horizon for UNOVA in the expected sale of the IAS division and finalization of RFID standards. TXU shares surged as the new CEO projected strong earnings growth for 2005 and 2006, driven by the aggressive restructuring actions he has undertaken since joining the company in February. Methanex continued to benefit from strong worldwide demand for methanol and the shutdown of high cost capacity reliant on North American natural gas supplies. Having low cost feedstocks in Chile and Trinidad, Methanex is generating substantial excess cash, which is being returned to shareholders through stock buy-backs and dividends. CIT Group rose on better credit and funding results as the CEO's repositioning efforts continue to bear fruit. Florida East Coast continues to monetize non-core real estate, enjoy strong railroad operating results and buy back stock. We re-established a position in WellPoint during the fourth quarter as the stock price more than discounted any disappointment over what looked to be a failed merger with Anthem. Fortunately, in November, the California AG allowed the merger to be completed with minor modifications and the stock appreciated significantly.

   Due to the general rising market environment and aggressive position management on sales and trims of positions, the largest detractors in the fourth quarter did not materially impact performance. We finished our sale of Skillsoft as the shares recovered somewhat. Likewise, we sold our position in Cooper Cameron since we

________________________________________________________________________________
                                                                  THE CRM FUNDS

________________________________________________________________________________

believe the surge in the price of oil has propelled the shares to a valuation level that does not adequately discount contract award and pricing risks that loom into 2005. North Fork Bancorp shares settled somewhat post the closing of the GreenPoint acquisition. We believe North Fork is well positioned to post strong earnings from market share gains and cost savings from the merger. As the leading provider of flat glass for liquid crystal displays (LCDs), Corning has a great opportunity to drive earnings for the next few years. Nevertheless, as we were accumulating a small position in Corning, the stock declined modestly.

   Our largest new positions in the fourth quarter were Intercontinental Hotels Group, Cytec, CNF Inc., E*Trade Financial and First Horizon National Bank. We believe Intercontinental's real estate divestiture program will highlight the undervaluation of the remaining core hotel franchise and management businesses and thus facilitate continued stock repurchases and special dividends. Cytec's acquisition of a large European coatings business provides them with a second core platform. Cost synergies, deleveraging and price recovery of raw materials should drive robust earnings growth. Now that it has divested the struggling Emery airfreight business, CNF emerges as a first class transportation company with excess cash to be used for share repurchases. E*Trade is transforming from a one product on-line broker to a low cost provider of a broad menu of financial services to both the consumer and professional markets. Formerly known as First Tennessee Bank, First Horizon has been overly penalized for the earnings contribution from its mortgage business. At twelve times earnings and a four percent yield, it represents good value.

   Among our most notable sales was Willis Group. We purchased more shares of this insurance broker in the share decline that resulted from Elliot Spitzer's investigation of the insurance industry. We then sold our holdings on strong share performance as the market realized Willis was likely a strong beneficiary of the resultant insurance market turmoil. Our other significant sales include Hyperion Solutions, Moneygram, Entergy and Schering AG which all achieved our price objectives.

   As we look forward to the challenges and opportunities that we will face in 2005, the outlook is reasonably balanced. The fiscal and monetary stimuli that helped to bring the economy out of the 2001 recession are now well behind us. The prospect of higher interest rates and a new level for oil prices may have a dampening effect on the economy as the year progresses. The trade and budget deficits show signs of modest improvement and concerns over higher interest rates should diminish. This could have the salutary effect of maintaining a "not too hot, not too cold" economy. At the same time, companies continue to build substantial liquidity positions and 2005 could become a notable year for capital redeployment via mergers and acquisitions, spin offs, large stock buybacks and meaningful dividend increases. We believe those management teams who are thoughtful in the execution of this process will provide the most rewarding returns to shareholders. Fortunately, our investment process is dedicated to ferreting out these types of companies and we anticipate another year of interesting opportunities.

Sincerely,

CRM Funds

      /s/ Ronald H. McGlynn               /s/ Robert J. Christian

      Ronald H. McGlynn                   Robert J. Christian
      Chairman and CEO                    President
      Cramer Rosenthal McGlynn, LLC       WT Mutual Fund



________________________________________________________________________________
                                                                  THE CRM FUNDS

________________________________________________________________________________

During the period certain fees and expenses were waived by the Fund service providers. Without these waivers total returns would have been lower. Additional performance figures for the Funds can be found in the Comparison of Change section of this report.

The views in this report were those of the Fund's managers as of December 31, 2004 and may not reflect the views of the mangers on the date that this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and not constitute investment advice.

You should consider the investment objectives, risks, changes and expenses of the CRM Funds carefully before investing. A prospectus with this and other information may be obtained at www.crmfunds.com or at (800) CRM-2883. The prospectus should be read carefully before investing.

Distributed by Professional Funds Distributor, LLC. See Financial Highlights.

















________________________________________________________________________________
                                                                  THE CRM FUNDS

________________________________________________________________________________
CRM SMALL CAP VALUE FUND
COMPARISON OF CHANGE
DECEMBER 31, 2004


================================================================================

The following information compares the Institutional Shares of the CRM Small Cap Value Fund ("Fund") with the performance of the Russell 2000 Index and Russell 2000 Value Index since the inception on 1/27/98. The Russell 2000 Index is an unmanaged, capitalization weighted index of 2,000 small capitalization U.S. companies. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to book ratios and lower forecasted growth values. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the fund will fluctuate so that investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The performance in the below table does not reflect the deduction of taxed the shareholder would pay on fund distributions or redemption of fund shares.

Investments in small cap securities are subject to risks due to small cap companies being more vulnerable than larger companies to adverse business or economic developments. Small cap securities also may be less liquid and more volatile than securities of larger companies.

    CRM SMALL CAP VALUE VS RUSSELL 2000 INDEX AND RUSSELL 2000 VALUE INDEX*


                                                                                                 AVERAGE ANNUAL TOTAL RETURN
                                                                                           ----------------------------------------
                                                                                            SIX                            SINCE
                                                                                          MONTHS    1 YEAR    5 YEARS   INCEPTION**
                                                                                          ------    ------    -------   -----------
Small Cap Value Fund ..................................................................    9.15%    18.11%    16.72%       11.78%
Russell 2000 Index ....................................................................   10.83%    18.33%     6.61%        7.86%
Russell 2000 Value Index ..............................................................   13.37%    22.25%    17.23%       11.40%

---------------
* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883.

An investment in the Fund is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risks including a possible loss of the principal amount invested.

The performance in the above chart does not reflect the deduction of taxes the shareholder would pay on fund distribution or redemption of fund shares.



________________________________________________________________________________
                                                                  THE CRM FUNDS

________________________________________________________________________________
CRM SMALL/MID CAP VALUE FUND
COMPARISON OF CHANGE
DECEMBER 31, 2004




================================================================================
The following information compares the Institutional Shares of the CRM Small/ Mid Cap Value Fund ("Fund") with the performance of the Russell 2500 Value
Index and Russell 2500 Index since the inception on 9/1/04. The Russell 2500 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index measures the performance of the 2500 smallest companies in the Russell 3000 Value Index. An individual can not directly invest in an index. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the fund will fluctuate so that investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The performance in the below table does not reflect the deduction of taxed the shareholder would pay on fund distributions or redemption of fund shares.

Investments in small cap securities are subject to risks due to small cap companies being more vulnerable than larger companies to adverse business or economic developments. Small cap securities also may be less liquid and more volatile than securities of larger companies.

              CRM SMALL/MID CAP VALUE VS RUSSELL 2500 VALUE INDEX*


                                                                       SINCE
                                                                    INCEPTION(1)
                                                                    ------------
Small/Cap Value Fund** ............................................    16.60%
Russell 2500 Value Index ..........................................    17.23%


---------------
(1) Cumulative return since inception.
* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883.

An investment in the Fund is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risks including a possible loss of the principal amount invested.

The performance in the above chart does not reflect the deduction of taxes the shareholder would pay on fund distribution or redemption of fund shares.



________________________________________________________________________________
                                                                  THE CRM FUNDS

________________________________________________________________________________
CRM MID CAP VALUE FUND
COMPARISON OF CHANGE
DECEMBER 31, 2004




================================================================================
The following information compares the Institutional Shares of the CRM Mid Cap Value Fund ("Fund") with the performance of the Russell MidCap Index and Russell MidCap Value Index since the inception on 1/6/98. The Russell MidCap Index measures the performance of 800 of the smallest companies in the Russell 1000 Index, which is an unmanaged index, capitalization weighted index of 1,000 large capitalization U.S. companies. The Russell MidCap Value Index measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the fund will fluctuate so that investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions.
Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The performance in the below table does not reflect the deduction of taxed the shareholder would pay on fund distributions or redemption of fund shares.

   CRM MID CAP VALUE VS RUSSELL MIDCAP INDEX AND RUSSELL MIDCAP VALUE INDEX*


                                                                                                 AVERAGE ANNUAL TOTAL RETURN
                                                                                           ----------------------------------------
                                                                                            SIX                            SINCE
                                                                                          MONTHS    1 YEAR    5 YEARS   INCEPTION**
                                                                                          ------    ------    -------   -----------
Mid Cap Value Fund ....................................................................   13.30%    24.98%    22.38%       17.39%
Russell MidCap Index ..................................................................   12.70%    20.22%     7.78%        9.48%
Russell MidCap Value Index ............................................................   15.43%    23.71%    13.64%       10.29%

---------------
* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883.

An investment in the Fund is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risks including a possible loss of the principal amount invested.

The performance in the above chart does not reflect the deduction of taxes the shareholder would pay on fund distribution or redemption of fund shares.





________________________________________________________________________________
                                                                  THE CRM FUNDS

________________________________________________________________________________
THE CRM FUNDS
EXPENSE DISCLOSURE




================================================================================

DISCLOSURE OF FUND EXPENSES


The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables illustrates your Fund's costs in two ways.

   o ACTUAL FUND RETURN. The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

   o HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.



________________________________________________________________________________
                                                                  THE CRM FUNDS

________________________________________________________________________________
THE CRM FUNDS
EXPENSE DISCLOSURE (CONTINUED)




================================================================================

DISCLOSURE OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

EXPENSE TABLE


                                                                                    BEGINNING      ENDING                  EXPENSES
                                                                                     ACCOUNT      ACCOUNT     ANNUALIZED     PAID
                                                                                      VALUE        VALUE       EXPENSE      DURING
                                                                                     7/01/04      12/31/04     RATIO(1)     PERIOD*
                                                                                    ---------    ---------    ----------   --------
CRM Small Cap Value Fund -- Institutional Shares
Actual Fund Return ..............................................................   $1,000.00    $1,091.50       0.96%       $5.06
Hypothetical 5% Return ..........................................................   $1,000.00    $1,020.16       0.96%       $4.89
CRM Small/Mid Cap Value Fund -- Institutional Shares
Actual Fund Return ..............................................................   $1,000.00    $1,166.00       1.25%       $6.82
Hypothetical 5% Return ..........................................................   $1,000.00    $1,018.70       1.25%       $6.36
CRM Mid Cap Value Fund -- Institutional Shares
Actual Fund Return ..............................................................   $1,000.00    $1,133.00       0.95%       $5.11
Hypothetical 5% Return ..........................................................   $1,000.00    $1,020.21       0.95%       $4.84

---------------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(1) The CRM Small Cap Value Fund, Small/Mid Cap Value Fund, and Mid Cap Value Fund each currently invests 100% of their investable assets in a corresponding series of WT Investment Trust I. The "Annualized Expense Ratio" includes expenses allocated from their respective series.


________________________________________________________________________________
                                                                  THE CRM FUNDS

________________________________________________________________________________
THE CRM FUNDS
DISCLOSURE OF PORTFOLIO HOLDINGS




================================================================================

PORTFOLIO HOLDINGS
DECEMBER 31, 2004

The CRM Small Cap Value Fund, Small/Mid Cap Value Fund and Mid Cap Value Fund each currently invests 100% of their investable assets in a corresponding series of WT Investment Trust I. The following tables present the portfolio holdings of each of the corresponding series of the WT Investment Trust I as a percent of their total investments.

SMALL CAP VALUE FUND
--------------------
Common Stock


 Manufacturing                                                         27.9%
 Services                                                              13.7
 Wholesale & Retail Trade                                              12.1
 Finance & Insurance                                                   11.8
 Computer Services                                                      5.1
 REIT's                                                                 3.9
 Communication & Broadcasting                                           3.6
 Technology                                                             3.2
 Consumer Discretionary                                                 3.0
 Electric Gas, Water & Utilities                                        2.8
 Entertainment & Leisure                                                1.6
 Aerospace                                                              1.1
 Transportation                                                         2.8
 Oil & Gas                                                              2.5
 Healthcare                                                             2.4
Short-Term Investments                                                  1.9
U.S. Treasury Obligations                                               0.6
                                                                      -----
                                                                      100.0%
                                                                      =====


SMALL/MID CAP VALUE FUND
------------------------
Common Stock


 Manufacturing                                                         30.1%
 Finance & Insurance                                                   17.9
 Wholesale & Retail Trade                                               8.7
 Services                                                               7.2
 Electric, Gas, Water & Utilities                                       5.6
 Aerospace & Defense                                                    4.2
 Oil & Gas                                                              4.1
 Entertainment & Leisure                                                3.1
 Communication & Broadcasting                                           2.9
 Transportation                                                         2.0
 Technology                                                             1.8
 Healthcare                                                             1.8
 Consumer Products                                                      1.7
 Computer Services                                                      1.4
 Real Estate                                                            1.3
Short-Term Investments                                                  3.6
U.S. Treasury Obligations                                               2.6
                                                                      -----
                                                                      100.0%
                                                                      =====


________________________________________________________________________________
                                                                  THE CRM FUNDS

________________________________________________________________________________
THE CRM FUNDS
DISCLOSURE OF PORTFOLIO HOLDINGS (CONTINUED)




================================================================================

MID CAP VALUE FUND
------------------
Common Stock


 Manufacturing                                                            25.4%
 Finance & Insurance                                                      19.5
 Services                                                                  8.1
 Transportation                                                            7.0
 Wholesale & Retail Trade                                                  6.7
 Electric, Gas, Water & Utilities                                          6.1
 Oil & Gas                                                                 4.6
 Healthcare                                                                4.2
 Consumer Products                                                         3.4
 Technology                                                                1.9
 Aerospace & Defense                                                       1.7
 Entertainment & Leisure                                                   1.4
 Communication & Broadcasting                                              1.4
 Computer Services                                                         0.9
Short-Term Investments                                                     5.0
U.S. Treasury Obligations                                                  2.7
                                                                         -----
                                                                         100.0%
                                                                          ====



DISCLOSURE OF PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For the CRM Funds, this would be for the fiscal quarters ending September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The CRM Funds filed its first Form N-Q with the SEC on November 29, 2004. It is available upon request, without charge, by visiting the SEC's website at http:// www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).


________________________________________________________________________________
                                                                  THE CRM FUNDS

________________________________________________________________________________
THE CRM FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2004




====================================================================================================================================
                                                                                         SMALL CAP     SMALL/MID CAP      MID CAP
                                                                                        VALUE FUND      VALUE FUND      VALUE FUND
                                                                                       ------------    -------------   ------------
ASSETS
   Investment in Series, at value..................................................    $759,301,783     $7,735,457     $988,750,863
   Receivable for Fund shares sold.................................................       4,997,675             --       10,115,727
   Receivable for investment in Series withdrawn...................................         421,121             --          299,661
   Other assets....................................................................           5,730         35,178              449
                                                                                       ------------     ----------     ------------
Total assets.......................................................................     764,726,309      7,770,635      999,166,700
                                                                                       ------------     ----------     ------------
LIABILITIES
   Payable for Fund shares redeemed................................................         421,121             --          299,661
   Payable for investment in Series................................................       4,997,675             --       10,115,727
   Accrued expenses................................................................         137,070          4,638           77,402
                                                                                       ------------     ----------     ------------
Total liabilities..................................................................       5,555,866          4,638       10,492,790
                                                                                       ------------     ----------     ------------
NET ASSETS.........................................................................    $759,170,443     $7,765,997     $988,673,910
                                                                                       ============     ==========     ============
COMPONENTS OF NET ASSETS
   Paid in Capital.................................................................    $586,058,100     $6,808,641     $841,609,801
   Undistributed net investment income (accumulated loss)..........................        (644,663)        (6,598)         (19,192)
   Accumulated net realized gain on investments....................................      10,283,139        167,099       16,862,471
   Net unrealized appreciation on investments......................................     163,473,867        796,855      130,220,830
                                                                                       ------------     ----------     ------------
NET ASSETS.........................................................................    $759,170,443     $7,765,997     $988,673,910
                                                                                       ============     ==========     ============
NET ASSETS BY SHARE CLASS
   Investor Shares.................................................................     295,618,376      3,804,053      367,734,082
   Institutional Shares............................................................     463,552,067      3,961,944      611,935,497
   Retail Shares                                                                                 --             --        9,004,331
                                                                                       ------------     ----------     ------------
NET ASSETS                                                                             $759,170,443     $7,765,997     $988,673,910
                                                                                       ============     ==========     ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
 ($0.01 par value, unlimited authorized shares)
   Investor Shares.................................................................      11,238,846        326,563       14,322,041
   Institutional Shares............................................................      17,111,067        339,823       23,548,217
   Retail Shares...................................................................              --             --          349,929
NET ASSET VALUE (OFFERING PRICE AND
 REDEMPTION PRICE) PER SHARE
   Investor Shares.................................................................    $      26.30     $    11.65     $      25.68
   Institutional Shares............................................................    $      27.09     $    11.66     $      25.99
   Retail Shares...................................................................              --             --     $      25.73




________________________________________________________________________________
SEE ACCOMPANYING NOTES.                                           THE CRM FUNDS

________________________________________________________________________________
THE CRM FUNDS
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2004





====================================================================================================================================
                                                                                          SMALL CAP     SMALL/MID CAP     MID CAP
                                                                                          VALUE FUND     VALUE FUND(1)   VALUE FUND
                                                                                         -----------    -------------   -----------
NET INVESTMENT INCOME (LOSS) FROM SERIES
   Dividends (net of foreign tax withheld)...........................................    $ 2,628,538      $ 18,369      $ 5,644,921
   Interest..........................................................................        187,766         2,511          409,490
   Securities Lending................................................................         31,020            --           45,255
   Expenses..........................................................................     (2,876,437)      (25,273)      (2,833,114)
                                                                                         -----------      --------      -----------
    Net investment income (loss) from Series.........................................        (29,113)       (4,393)       3,266,552
                                                                                         -----------      --------      -----------
EXPENSES
   Shareholder services -- Investor Shares...........................................        340,184         2,086          263,063
   Shareholder services -- Retail Shares.............................................             --            --            8,105
   Administration and accounting fees................................................         30,420        18,220           38,024
   Transfer agent fees...............................................................        107,732         2,536           87,044
   Professional fees.................................................................         28,524         3,205           23,648
   Registration fees.................................................................         34,372        24,970           41,380
   Trustee fees and expenses.........................................................          7,082         3,142            6,411
   Compliance services...............................................................         11,623           108           12,548
   Distribution fees -- Retail Shares................................................             --            --            4,863
   Shareholder reports...............................................................         26,755         7,954           27,462
   Miscellaneous.....................................................................         25,830         1,717           13,116
                                                                                         -----------      --------      -----------
Total expenses.......................................................................        612,522        63,938          525,664
   Expenses reimbursed...............................................................             --       (43,513)              --
   Administration and accounting fees waived - Investor..............................             --        (8,235)              --
   Administration and accounting fees waived - Institutional.........................             --        (9,985)              --
   Administration and accounting fees waived - Retail................................             --            --           (7,605)
                                                                                         -----------      --------      -----------
    Net expenses.....................................................................        612,522         2,205          518,059
                                                                                         -----------      --------      -----------
NET INVESTMENT INCOME (LOSS).........................................................       (641,635)       (6,598)       2,748,493
                                                                                         -----------      --------      -----------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS FROM SERIES
   Net realized gain from investments................................................     20,762,051       167,099       23,356,579
   Net change in unrealized appreciation (depreciation)
    of investments...................................................................     40,915,828       796,855       73,759,059
                                                                                         -----------      --------      -----------
Net realized and unrealized gain on investments from Series..........................     61,677,879       963,954       97,115,638
                                                                                         -----------      --------      -----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS...........................................................    $61,036,244      $957,356      $99,864,131
                                                                                         ===========      ========      ===========

---------------
(1) For the period September 1, 2004 (commencement of operations) through December 31, 2004.





________________________________________________________________________________
SEE ACCOMPANYING NOTES.                                           THE CRM FUNDS

________________________________________________________________________________
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS







================================================================================
                                                        SMALL CAP VALUE FUND
                                                    ----------------------------
                                                     SIX-MONTH
                                                    PERIOD ENDED        YEAR
                                                    DECEMBER 31,       ENDED
                                                        2004          JUNE 30,
                                                    (UNAUDITED)         2004
                                                    ------------   -------------
NET ASSETS -- BEGINNING OF PERIOD ..............    $643,778,580   $ 379,250,902
                                                    ------------   -------------
OPERATIONS
 Net investment loss ...........................        (641,635)     (2,294,003)
 Net realized gain from investments ............      20,762,051      75,953,310
 Net change in unrealized appreciation
  (depreciation) of investments.................      40,915,828      60,856,357
                                                    ------------   -------------
   Net increase in net assets resulting from
  operations....................................      61,036,244     134,515,664
                                                    ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net realized gain on investments -- Investor
  Shares........................................     (24,506,720)             --
 Net realized gain on investments --
  Institutional Shares..........................     (37,144,937)             --
                                                    ------------   -------------
   Total distributions to shareholders..........     (61,651,657)             --
                                                    ------------   -------------
CAPITAL SHARE TRANSACTIONS
 Sale of shares -- Investor Shares .............      26,732,624     158,626,199
 Sale of shares -- Institutional Shares ........      90,610,167     143,309,775
 Reinvestment of distributions -- Investor
  Shares........................................      22,907,167              --
 Reinvestment of distributions -- Institutional
  Shares........................................      33,187,471              --
 Redemptions of shares -- Investor Shares ......     (35,587,848)   (120,961,737)
 Redemptions of shares -- Institutional Shares .     (21,842,305)    (50,962,223)
                                                    ------------   -------------
   Net increase from capital share transactions.     116,007,276     130,012,014
                                                    ------------   -------------
   Total increase in net assets.................     115,391,863     264,527,678
                                                    ------------   -------------
NET ASSETS -- END OF PERIOD ....................    $759,170,443   $ 643,778,580
                                                    ============   =============
UNDISTRIBUTED NET INVESTMENT INCOME
  (ACCUMULATED LOSS)............................    $   (644,663)  $      (3,028)
                                                    ============   =============

CAPITAL SHARE TRANSACTIONS .....................       SHARES          SHARES
                                                    ------------   -------------
 Sale of shares -- Investor Shares .............       1,035,522       6,616,151
 Sale of shares -- Institutional Shares ........       3,312,976       5,667,567
 Reinvestment of distributions -- Investor
  Shares........................................         889,253              --
 Reinvestment of distributions -- Institutional
  Shares........................................       1,250,941              --
 Redemptions of shares -- Investor Shares ......      (1,397,765)     (5,076,318)
 Redemptions of shares -- Institutional Shares .        (834,687)     (2,067,724)
                                                    ------------   -------------
   Net increase in shares.......................       4,256,240       5,139,676
                                                    ============   =============




________________________________________________________________________________
SEE ACCOMPANYING NOTES.                                           THE CRM FUNDS

________________________________________________________________________________
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS






================================================================================
                                                                 SMALL/MID CAP
                                                                   VALUE FUND
                                                               -----------------
                                                                 FOR THE PERIOD
                                                                  SEPTEMBER 1,
                                                                    2004 (1)
                                                                    THROUGH
                                                               DECEMBER 31, 2004
                                                                  (UNAUDITED)
                                                               -----------------
NET ASSETS -- BEGINNING OF PERIOD                                  $       --
                                                                   ----------
OPERATIONS
 Net investment loss                                                   (6,598)
 Net realized gain from investments ........................          167,099
 Net change in unrealized appreciation (depreciation) of
  investments...............................................          796,855
                                                                   ----------
   Net increase in net assets resulting from operations ....          957,356
                                                                   ----------
CAPITAL SHARE TRANSACTIONS
 Sale of shares -- Investor Shares .........................        3,509,672
 Sale of shares -- Institutional Shares ....................        3,400,072
 Reinvestment of distributions -- Investor Shares ..........               --
 Reinvestment of distributions -- Institutional Shares .....               --
 Redemptions of shares -- Investor Shares ..................          (99,503)
 Redemptions of shares -- Institutional Shares .............           (1,600)
                                                                   ----------
   Net increase from capital share transactions ............        6,808,641
                                                                   ----------
   Total increase in net assets ............................        7,765,997
                                                                   ----------
NET ASSETS -- END OF PERIOD ................................       $7,765,997
                                                                   ==========
UNDISTRIBUTED NET INVESTMENT INCOME (ACCUMULATED LOSS) .....       $   (6,598)
                                                                   ==========

                                                                     SHARES
CAPITAL SHARE TRANSACTIONS                                         ---------
 Sale of shares -- Investor Shares .........................          336,493
 Sale of shares -- Institutional Shares ....................          339,966
 Reinvestment of distributions -- Investor Shares ..........               --
 Reinvestment of distributions -- Institutional Shares .....               --
 Redemptions of shares -- Investor Shares ..................           (9,930)
 Redemptions of shares -- Institutional Shares .............             (143)
                                                                   ----------
   Net increase in shares ..................................          666,386
                                                                   ==========

---------------
(1) For the period September 1, 2004 (commencement of operations) through December 31, 2004.



________________________________________________________________________________
SEE ACCOMPANYING NOTES.                                           THE CRM FUNDS

________________________________________________________________________________
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS







================================================================================
                                                         MID CAP VALUE FUND
                                                     ---------------------------
                                                      SIX-MONTH
                                                     PERIOD ENDED       YEAR
                                                     DECEMBER 31,       ENDED
                                                         2004         JUNE 30,
                                                     (UNAUDITED)        2004
                                                     ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD ...............    $479,687,694   $169,221,991
                                                     ------------   ------------
OPERATIONS
 Net investment income ..........................       2,748,493        252,458
 Net realized gain from investments .............      23,356,579     44,458,501
 Net change in unrealized appreciation
  (depreciation) of investments..................      73,759,059     33,851,877
                                                     ------------   ------------
   Net increase in net assets resulting from
  operations.....................................      99,864,131     78,562,836
                                                     ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income -- Investor Shares .......      (1,062,796)       (71,306)
 Net investment income -- Institutional Shares ..      (1,927,595)      (214,919)
 Net investment income -- Retail Shares .........         (28,627)        (3,117)
 Net realized gain on investments -- Investor
  Shares.........................................     (12,703,403)            --
 Net realized gain on investments --
  Institutional Shares...........................     (23,040,169)            --
 Net realized gain on investments -- Retail
  Shares.........................................        (342,169)            --
                                                     ------------   ------------
   Total distributions to shareholders...........     (39,104,759)      (289,342)
                                                     ------------   ------------
CAPITAL SHARE TRANSACTIONS
 Sale of shares -- Investor Shares ..............     225,767,625     83,504,881
 Sale of shares -- Institutional Shares .........     248,166,056    182,725,983
 Sale of shares -- Retail Shares ................       3,108,889      4,368,932
 Reinvestment of distributions -- Investor
  Shares.........................................      11,858,686         34,679
 Reinvestment of distributions -- Institutional
  Shares.........................................      20,745,791        187,947
 Reinvestment of distributions -- Retail Shares .         370,795          3,117
 Redemptions of shares -- Investor Shares .......     (26,142,418)    (8,814,459)
 Redemptions of shares -- Institutional Shares ..     (35,290,309)   (29,277,156)
 Redemptions of shares -- Retail Shares .........        (358,271)      (541,715)
                                                     ------------   ------------
   Net increase from capital share transactions..     448,226,844    232,192,209
                                                     ------------   ------------
   Total increase in net assets..................     508,986,216    310,465,703
                                                     ------------   ------------
NET ASSETS -- END OF PERIOD .....................    $988,673,910   $479,687,694
                                                     ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME (ACCUMULATED
  LOSS)..........................................    $    (19,192)  $    251,332
                                                     ============   ============

                                                        SHARES         SHARES
                                                     ------------   ------------
CAPITAL SHARE TRANSACTIONS
 Sale of shares -- Investor Shares ..............       9,200,276      3,768,236
 Sale of shares -- Institutional Shares .........      10,140,982      8,314,955
 Sale of shares -- Retail Shares ................         126,898        204,776
 Reinvestment of distributions -- Investor
  Shares.........................................         468,168          1,670
 Reinvestment of distributions -- Institutional
  Shares.........................................         809,118          8,993
 Reinvestment of distributions -- Retail Shares .          14,604            150
 Redemptions of shares -- Investor Shares .......      (1,119,681)      (418,995)
 Redemptions of shares -- Institutional Shares ..      (1,475,043)    (1,363,056)
 Redemptions of shares -- Retail Shares .........         (15,510)       (25,024)
                                                     ------------   ------------
   Net increase in shares........................      18,149,812     10,491,705
                                                     ============   ============




________________________________________________________________________________
SEE ACCOMPANYING NOTES.                                           THE CRM FUNDS

________________________________________________________________________________
THE CRM FUNDS
FINANCIAL HIGHLIGHTS




================================================================================
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.


                                                                          SMALL CAP VALUE FUND -- INSTITUTIONAL SHARES
                                                              ---------------------------------------------------------------------
                                                               SIX-MONTH
                                                             PERIOD ENDED
                                                              DECEMBER 31,             FOR THE FISCAL YEARS ENDED JUNE 30,
                                                                 2004        ------------------------------------------------------
                                                              (UNAUDITED)      2004       2003        2002        2001       2000+
                                                             ------------    --------   --------    --------    --------   --------
Net asset value -- Beginning of Period ...................     $  27.03      $  20.24   $  21.42    $  22.29    $  16.49   $  15.11
                                                               --------      --------   --------    --------    --------   --------
Investment operations:
 Net investment income (loss) ............................        (0.01)(a)     (0.08)(a)  (0.03)(a)    0.04        0.16      (0.09)
 Net realized and unrealized gain (loss) on investments ..         2.43          6.87      (0.51)       0.67        6.47       1.47
                                                               --------      --------   --------    --------    --------   --------
   Total from investment operations.......................         2.42          6.79      (0.54)       0.71        6.63       1.38
                                                               --------      --------   --------    --------    --------   --------
Distributions to shareholders:
 From net investment income ..............................           --            --      (0.02)      (0.10)      (0.02)        --
 From net realized gain on investments ...................        (2.36)           --      (0.62)      (1.48)      (0.81)        --
                                                               --------      --------   --------    --------    --------   --------
Total distributions to shareholders ......................        (2.36)           --      (0.64)      (1.58)      (0.83)        --
                                                               --------      --------   --------    --------    --------   --------
Net asset value -- End of Period .........................     $  27.09      $  27.03   $  20.24    $  21.42    $  22.29   $  16.49
                                                               ========      ========   ========    ========    ========   ========
Total Return .............................................        9.15%(c)     33.55%    (1.98)%       3.43%      41.88%      9.13%
Ratios/Supplemental Data(b)
Ratios to average net assets:
 Expenses ................................................        0.96%(d)      0.97%      1.02%       1.00%       1.02%      1.09%
 Net investment income (loss) ............................      (0.08)%(d)    (0.32)%    (0.15)%       0.22%       0.92%    (0.56)%
Portfolio turnover rate ..................................          43%(c)        77%        74%         61%         90%        96%
Net assets at end of period (000's omitted) ..............     $463,552      $361,660    197,955    $198,131    $163,285   $104,562

---------------
+ Effective November 1, 1999, The CRM Funds -- Small Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund -- CRM Small Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a) The net investment loss per share was calculated using average shares outstanding method.
(b) Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I -- Small Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(c) Not Annualized.
(d) Annualized.



________________________________________________________________________________
SEE ACCOMPANYING NOTES.                                           THE CRM FUNDS

________________________________________________________________________________
THE CRM FUNDS
FINANCIAL HIGHLIGHTS






================================================================================
                                                               SMALL/MID CAP
                                                               VALUE FUND --
                                                            INSTITUTIONAL SHARES
                                                           ---------------------
                                                               FOR THE PERIOD
                                                           SEPTEMBER 1, 2004 (A)
                                                                  THROUGH
                                                                 12/31/2004
                                                                (UNAUDITED)
                                                           ---------------------

Net asset value -- Beginning of Period .................          $  10.00
                                                                  --------
Investment operations:
 Net investment income (loss) ..........................             (0.01)(b)
 Net realized and unrealized gain (loss) on investments               1.67
                                                                  --------
Total from investment operations .......................              1.66
                                                                  --------
Distributions to shareholders
 From net investment income ............................                --
 From net realized gain on investments .................                --
                                                                  --------
Total distributions to shareholders ....................                --
                                                                  --------
Net asset value -- End of Period .......................          $  11.66
                                                                  ========
Total Return ...........................................            16.60%(c)
Ratios/Supplemental Data(a)
Ratios to average net assets:
 Expenses, including reimbursement/waiver ..............             1.25%(d)
 Expenses, excluding reimbursement/waiver ..............             4.50%(d)
 Net investment income (loss), including reimbursement/
   waiver ..............................................           (0.22)%(d)
Portfolio turnover rate ................................               37%(c)
Net assets at end of period (000's omitted) ............          $  3,962


---------------
(a) Commencement of operations.
(b) The net investment loss per share was calculated using average shares outstanding method.
(c) Not Annualized.
(d) Annualized.



________________________________________________________________________________
SEE ACCOMPANYING NOTES.                                           THE CRM FUNDS

________________________________________________________________________________
THE CRM FUNDS
FINANCIAL HIGHLIGHTS





====================================================================================================================================
                                                                             MID CAP VALUE FUND -- INSTITUTIONAL SHARES
                                                                 ------------------------------------------------------------------
                                                                  SIX-MONTH
                                                                 PERIOD ENDED
                                                                 DECEMBER 31,            FOR THE FISCAL YEARS ENDED JUNE 30,
                                                                    2004        ---------------------------------------------------
                                                                 (UNAUDITED)      2004       2003        2002      2001      2000+
                                                                ------------    --------   --------    -------    -------   -------
Net asset value -- Beginning of Period ......................     $  23.97      $  17.70   $  17.93    $ 18.19    $ 13.25   $ 11.13
                                                                  --------      --------   --------    -------    -------   -------
Investment operations:
 Net investment income ......................................         0.11          0.03       0.04         --       0.09      0.05
 Net realized and unrealized gain (loss) on investments .....         3.06          6.26      (0.19)      0.92       5.48      2.09
                                                                  --------      --------   --------    -------    -------   -------
   Total from investment operations..........................         3.17          6.29      (0.15)      0.92       5.57      2.14
                                                                  --------      --------   --------    -------    -------   -------
Distributions to shareholders:
 From net investment income .................................        (0.09)        (0.02)        --      (0.03)     (0.06)    (0.02)
 From net realized gain on investments ......................        (1.06)           --      (0.08)     (1.15)     (0.57)       --
                                                                  --------      --------   --------    -------    -------   -------
   Total distributions to shareholders.......................        (1.15)        (0.02)     (0.08)     (1.18)     (0.63)    (0.02)
                                                                  --------      --------   --------    -------    -------   -------
Net asset value -- End of Period ............................     $  25.99      $  23.97   $  17.70    $ 17.93    $ 18.19   $ 13.25
                                                                  ========      ========   ========    =======    =======   =======
Total Return ................................................       13.30%(b)     35.58%    (0.78)%      5.04%     42.88%    19.30%
Ratios/Supplemental Data(a)
Ratios to average net assets:
 Expenses, including reimbursement/waiver ...................        0.95%(c)      1.01%      1.12%      1.14%      1.15%     1.15%
 Expenses, excluding reimbursement/waiver ...................        0.95%(c)      1.01%      1.12%      1.16%      1.53%     2.20%
 Net investment income (loss), including reimbursement/
   waiver ...................................................        0.92%(c)      0.16%      0.29%      0.03%      0.66%     0.44%
Portfolio turnover rate .....................................          64%(b)       152%       142%       143%       163%      274%
Net assets at end of period (000's omitted) .................     $611,935      $337,365   $125,891    $94,391    $38,823   $18,573

---------------
+ Effective November 1, 1999, The CRM Funds -- Mid Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund -- CRM Mid Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a) Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I -- Mid Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(b) Not Annualized.
(c) Annualized.



________________________________________________________________________________
SEE ACCOMPANYING NOTES.                                           THE CRM FUNDS

________________________________________________________________________________
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



================================================================================

1. DESCRIPTION OF THE FUND. CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund and CRM Mid Cap Value Fund (each a "Fund" and collectively the "Funds") are series of WT Mutual Fund (the "Company"). The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a portfolio that is separate and distinct from the shares in any other portfolio and to further divide shares of any portfolio into one or more separate and distinct classes of shares. These financial statements and related notes pertain only to the Funds. Information regarding other series of the Company are contained in separate reports to their shareholders.

   The Funds offer three classes of shares: Investor Shares, Institutional Shares and Retail Shares. Institutional Shares are offered only to those investors who invest in the Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor and Retail Shares are available to all investors and are subject to a shareholder servicing fee. Retail Shares are also subject to a l2b-1 distribution fee. Information regarding the Investor and Retail Shares are included in separate shareholder reports.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Fund (effective November 1, 1999) seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I ("Series") having the same investment objective, policies and limitations as the Fund. The performance of each Fund is directly affected by the performance of its corresponding Series. As of December 31, 2004, Small Cap Value Fund owned approximately 95% of its respective Series, Small/Mid Cap Value Fund owned approximately 100% of its respective Series and Mid Cap Value Fund owned approximately 100% of its respective Series. The financial statements of each Series, including its schedule of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Funds:

   Valuation of Investment in Series. Valuation of each Fund's investment in its respective Series is based on the underlying securities held by the Series. Each Fund is allocated its portion of its respective Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Fund records its share of the respective Series' income (loss), expenses and realized and unrealized gains and losses daily. Additionally, each Fund records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Fund's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared and paid to shareholders annually.


________________________________________________________________________________
                                                                  THE CRM FUNDS

________________________________________________________________________________
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)



================================================================================
   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Funds do not incur an advisory fee directly, but indirectly through their investments in the Series. The investment adviser to each Series is Cramer Rosenthal McGlynn, LLC ("CRM"). Rodney Square Management Corporation ("RSMC"), an affiliate of CRM, receives a service fee of 0.006% of each Fund's average daily net assets under a Compliance, Support and Recordkeeping Services Agreement. From July 1, 2004 to September 30, 2004, RSMC also served as administrator and accounting agent to each Fund. From July 1, 2004 to September 2004, RSMC was paid $9,000, $0, and $4,500 by the CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund and CRM Mid Cap Value Fund, respectively. The fees charged to the Series are discussed in the notes to the Series' financial statements.

   CRM has contractually agreed to reimburse certain Fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.25% of each Fund's Institutional Shares average daily net assets. This undertaking will remain in place until November 1, 2010.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes.

   The tax character of distributions paid was as follows:

                                                         SMALL CAP       MID CAP
                                                           VALUE          VALUE
                                                            FUND          FUND
                                                        -----------    -----------
  For the Six-Month Period Ended December 31, 2004
  Ordinary income ...................................   $32,025,886    $28,378,766
  Long-Term Capital Gains ...........................    29,625,771     10,725,993
                                                        -----------    -----------
                                                        $61,651,657    $39,104,759
                                                        ===========    ===========
  Year ended June 30, 2004
  Ordinary income ...................................   $        --    $   289,342
                                                        -----------    -----------
   Total distributions ..............................   $        --    $   289,342
                                                        ===========    ===========


   The components of accumulated earnings (deficit) on a tax basis are determined at fiscal year-end. Accordingly, tax-basis balances have not yet been determined as of December 31, 2004.

5. CONTRACTUAL OBLIGATIONS. The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.


________________________________________________________________________________
                                                                  THE CRM FUNDS

________________________________________________________________________________
WT INVESTMENT TRUST I
SEMI ANNUAL REPORT
DECEMBER 31, 2004 (UNAUDITED)











             (The following should be read in conjunction with the
                         Funds' Financial Statements.)
















________________________________________________________________________________
                                       23

_______________________________________________________________
WT INVESTMENT TRUST I
SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
DECEMBER 31, 2004
===============================================================


                                                      MARKET
  SHARES                                              VALUE
---------                                           -----------

COMMON STOCK (97.5%)
AEROSPACE (1.1%)
  200,500    DRS Technologies, Inc.* ...........   $  8,563,355
                                                   ------------
COMMUNICATION & BROADCASTING (3.6%)
Telecommunications (3.6%)
  551,500    Emmis Communications Corp. --
              Class A* .........................     10,583,285
  989,500    Journal Communications, Inc. --
              Class A ..........................     17,880,265
                                                   ------------
                                                     28,463,550
                                                   ------------
COMPUTER SERVICES (5.1%)
  875,450    Insight Enterprises, Inc.* ........     17,964,234
  258,600    Macromedia, Inc.*(a) ..............      8,047,632
  737,400    Transaction Systems Architects,
             Inc.* .............................     14,637,390
                                                   ------------
                                                     40,649,256
                                                   ------------
CONSUMER DISCRETIONARY (3.0%)
Casino & Gaming (2.0%)
  476,350    Isle of Capri Casinos, Inc.* ......     12,218,377
  178,950    Pinnacle Entertainment, Inc.* .....      3,539,613
                                                   ------------
                                                     15,758,008
                                                   ------------
Consumer Electronics (1.0%)
  219,650    Take-Two Interactive Software,
              Inc.*(a) .........................      7,641,624
                                                   ------------
                                                     23,399,632
                                                   ------------
ELECTRIC, GAS, WATER & UTILITIES (2.8%)
  547,300    El Paso Electric Co.* .............     10,365,862
  506,000    Southern Union Co.* ...............     12,133,880
                                                   ------------
                                                     22,499,742
                                                   ------------
ENTERTAINMENT & LEISURE (1.6%)
  550,600    Intrawest Corp.(a) ................     12,658,294
                                                   ------------
FINANCE & INSURANCE (11.8%)
Insurance Carriers (4.6%)
  276,400    AmerUs Group Co.(a) ...............     12,520,920
  474,200    First American Corp. ..............     16,663,388
  229,600    Midland Co. .......................      7,179,592
                                                   ------------
                                                     36,363,900
                                                   ------------

Savings, Credit, & Other Financial Institutions (6.9%)
  363,500    BankUnited Financial Corp.* .......     11,613,825
    4,800    Capital Corp. of The West .........        225,605
  308,500    Cardinal Financial Corp.* .........      3,439,775
  135,800    Cullen/Frost Bankers, Inc. ........      6,599,880
  236,500    First Midwest Bancorp, Inc. .......      8,582,585
  124,325    Glacier Bancorp, Inc. .............      4,232,023
  472,100    KNBT Bancorp, Inc. ................      7,978,490
  135,800    Main Street Banks, Inc.* ..........      4,743,494
  421,975    The Bancorp Inc.* .................      6,751,600
                                                   ------------
                                                     54,167,277
                                                   ------------

===============================================================
                                                      MARKET
 SHARES                                               VALUE
---------                                           -----------

FINANCE & INSURANCE (CONTINUED)
State & National Banks (0.3%)
  149,006    Pacific Mercantile Bancorp* .......   $  2,604,625
                                                   ------------
                                                     93,135,802
                                                   ------------
HEALTHCARE (2.4%)
  576,000    Apria Healthcare Group, Inc.*(a) ..     18,998,970
                                                   ------------

MANUFACTURING (27.9%)
Auto Parts & Equipment (3.3%)
  195,450    Sauer-Danfoss, Inc. ...............      4,262,765
  775,600    Tenneco Automotive, Inc.* .........     13,371,344
  316,700    Wabash National Corp.* ............      8,528,731
                                                   ------------

Automobile Manufacturers (2.0%)
  230,300    Oshkosh Truck Corp. (a) ...........     15,747,914
                                                   ------------

Chemical & Allied Products (3.9%)
  603,450    Airgas, Inc. ......................     15,997,460
  616,300    Compass Minerals International, Inc.    14,932,949
                                                   ------------
                                                     30,930,409
                                                   ------------

Containers & Packaging (1.3%)
  179,600    Grief, Inc. -- Class A ............     10,057,600
                                                   ------------

Diversified Manufacturing Industries (0.0%)
  49,600     Mascotech, Inc. Escrow* ...........              0
                                                   ------------

Electrical Equipment (1.4%)
  243,000    EMCOR Group, Inc.* ................     10,978,740
                                                   ------------

Electronic Components & Equipment (3.8%)
  417,800    AGL Resources, Inc. ...............     13,887,672
  676,400    Itron, Inc.* (a) ..................     16,172,724
                                                   ------------
                                                     30,060,396
                                                   ------------

Machine Tools (1.6%)
  360,700    Snap-On, Inc. (a) .................     12,393,652
                                                   ------------

Machinery & Heavy Equipment (2.1%)
  354,400    Terex Corp.* (a) ..................     16,887,160
                                                   ------------

Manufactured Homes (1.0%)
  204,000 Winnebago Industries, Inc. ...........      7,968,240
                                                   ------------

Metal Products (2.7%)
  312,000    Quanex Corp. ......................     21,393,839
                                                   ------------

Misc. Industrial Machinery & Equipment (4.8%)
  196,800    Briggs & Stratton Corp. (a) .......      8,182,944
  610,700    Kaydon Corp. ......................     20,165,313
  270,200    Thomas Industries, Inc. ...........     10,786,384
                                                   ------------
                                                     39,134,641
                                                   ------------
                                                    221,715,431
                                                   ------------



_______________________________________________________________
SEE ACCOMPANYING NOTES.

_______________________________________________________________
WT INVESTMENT TRUST I
SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
DECEMBER 31, 2004
===============================================================


                                                      MARKET
  SHARES                                              VALUE
---------                                           -----------
OIL & GAS (2.5%)
    540,700  Pride International, Inc.*(a) .....   $ 11,105,978
    411,500  Range Resources Corp. .............      8,419,290
                                                   ------------
                                                     19,525,268
                                                   ------------

REAL ESTATE INVESTMENT TRUSTS (3.9%)
    740,000  Government Properties Trust, Inc. .      7,296,400
  1,143,400  Highland Hospitality Corp.* .......     12,851,816
    381,600  Ventas, Inc. ......................     10,459,656
                                                   ------------
                                                     30,607,872
                                                   ------------

SERVICES (13.7%)
Business Services (6.4%)
    398,300  BISYS Group, Inc.* ................      6,552,035
    596,100  Forrester Research, Inc.* .........     10,694,034
    367,000  G & K Services, Inc. ..............     15,935,139
    584,900  infoUSA Inc.* .....................      6,545,031
    415,700  Watson Wyatt & Co. Holdings .......     11,203,115
                                                   ------------
                                                     50,929,354
                                                   ------------

Commercial Services (5.4%)
    576,600  Commercial Vehicle Group, Inc.* ...     12,587,178
    376,500  Interactive Data Corp.* ...........      8,185,110
    562,000  NDCHealth Corp ....................     10,447,580
  1,191,450  Teletech Holdings, Inc.* ..........     11,545,151
                                                   ------------
                                                     42,765,019
                                                   ------------

Sanitary Services (1.9%)
  1,007,093  Casella Waste Systems, Inc.* ......     14,743,842
                                                   ------------
                                                    108,438,215
                                                   ------------

TECHNOLOGY (3.2%)
    518,800  Electro Scientific Industries,
              Inc.* ............................     10,251,488
  2,654,500  SkillSoft PLC, ADR* ...............     14,997,925
                                                   ------------
                                                     25,249,413
                                                   ------------

TRANSPORTATION (2.8%)
Airlines (0.6%)
    237,300  Skywest, Inc. .....................      4,760,238
                                                   ------------

Railroads (2.2%)
  1,347,400  RailAmerica, Inc.* ................     17,583,570
                                                   ------------
                                                     22,343,808
                                                   ------------

WHOLESALE & RETAIL TRADE (12.1%)
Business Equipment & Services (1.0%)
    167,100  United Stationers, Inc.* (a) ......      7,720,020
                                                   ------------

===============================================================

                                                      MARKET
  SHARES                                              VALUE
---------                                           -----------

WHOLESALE & RETAIL TRADE (CONTINUED)
Retail -- Automobiles (1.4%)
    367,550  United Auto Group, Inc. ...........   $ 10,875,805
                                                   ------------

Retail Apparel & Accessory Stores(2.9%)
    568,700  J. Jill Group, Inc.* ..............      8,467,943
    604,200  Too, Inc.* ........................     14,778,732
                                                   ------------
                                                     23,246,675
                                                   ------------

Retail Building Materials (0.6%)
    253,500  Interline Brands, Inc.* ...........      4,459,065
                                                   ------------

Retail Eating & Drinking Places (3.0%)
    413,900  Dave & Buster's, Inc.* ............      8,360,780
    546,400  Ruby Tuesday, Inc. (a) ............     15,032,512
                                                   ------------
                                                     23,393,292
                                                   ------------

Specialty Retail Stores (3.2%)
    287,500  Central Garden & Pet Co.* .........     12,000,250
    354,400  School Specialty, Inc.* ...........     13,665,664
                                                   ------------
                                                     25,665,914
                                                   ------------
                                                     95,360,771
                                                   ------------

TOTAL COMMON STOCK
 (COST $600,569,685) ...........................    771,609,379
                                                   ------------

SHORT-TERM INVESTMENTS (1.9%)
  7,382,273  BlackRock Liquidity Funds
              TempCash Portfolio --
              Institutional Series .............      7,382,273
  7,382,272  BlackRock Liquidity Funds
              TempFund Portfolio --
              Institutional Series .............      7,382,272
                                                   ------------

TOTAL SHORT-TERM INVESTMENTS
 (COST $14,764,545) ............................     14,764,545
                                                   ------------

   PAR
---------
U.S. TREASURY OBLIGATIONS (0.6%)
$3,000,000   U.S. Treasury Bills, 2.05%,
              01/06/05 .........................   $  2,999,146
$2,000,000   U.S. Treasury Bills, 1.96%,
              01/13/05 .........................      1,998,693
                                                   ------------

TOTAL U.S. TREASURY OBLIGATIONS
 (COST $4,997,839) .............................      4,997,839
                                                   ------------

TOTAL INVESTMENTS (100.0%)
 (COST $620,332,069)+(1) .......................   $791,371,763
                                                   ============



_______________________________________________________________
SEE ACCOMPANYING NOTES.

_______________________________________________________________
WT INVESTMENT TRUST I
SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
DECEMBER 31, 2004
===============================================================



                                                      MARKET
PAR                                                    VALUE
---------                                           -----------
SHORT-TERM INVESTMENTS HELD AS COLLATERAL
 FOR LOANED SECURITIES
    210,476  ForeningsSparbanken AB,
              2.36%, 01/18/05 ..................   $    210,445
                                                   ------------

SHARES
---------
INSTITUTIONAL MONEY MARKET TRUST
 69,203,676  BlackRock Institutional Money
              Market Trust .....................     69,203,676
                                                   ------------



                                                      MARKET
PAR                                                   VALUE
---------                                           -----------

TIME DEPOSIT
     17,252  Bank of America, 1.50%, 01/03/05 ..   $     17,252
                                                   ------------

YANKEE CERTIFICATE OF DEPOSIT
    211,903  CiBC Variable Rate, 2.37%,
              01/31/05 .........................        211,903
                                                   ------------

TOTAL SHORT-TERM INVESTMENTS HELD AS COLLATERAL
 FOR LOANED SECURITIES
 (COST $69,643,276)(2) .........................   $ 69,643,276
                                                   ============





























---------------
ADR  American Depository Receipt.
*    Non-incoming producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes is $622,473,634. At December 31, 2004, net unrealized appreciation was $168,898,129. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $174,555,741, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $5,657,612.
(1) At Dec 31, 2004, the market value of securities on loan for the Small Cap Value Series was $67,050,631.
(2) The investments held as collateral on loaned securities represented 8.7% of the net assets of the Small Cap Value Series.

________________________________________________________________________________
SEE ACCOMPANYING NOTES.
                                       26

_______________________________________________________________
WT INVESTMENT TRUST I
SMALL/MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
DECEMBER 31, 2004
===============================================================

                                                     MARKET
  SHARES                                              VALUE
---------                                           -----------

COMMON STOCK (93.8%)
AEROSPACE & DEFENSE (4.2%)
      4,300  Esterline Technologies Corp.* .....   $    140,395
      5,700  Goodrich Corp. ....................        186,048
                                                   ------------
                                                        326,443
                                                   ------------

COMMUNICATION & BROADCASTING (2.9%)
      4,000  Belo Corp. -- Class A* ............        104,960
      3,400  Entercom Communications Corp. .....        122,026
                                                   ------------
                                                        226,986
                                                   ------------

COMPUTER SERVICES (1.4%)
      1,600  CDW Corp. .........................        106,160
                                                   ------------

CONSUMER PRODUCTS (1.7%)
      3,100  International Flavors &
              Fragrances, Inc. .................        132,804
                                                   ------------

ELECTRIC, GAS, WATER & UTILITIES (5.6%)
     13,700  CenterPoint Energy, Inc. ..........        154,810
      4,500  PG&E Corp.* .......................        149,760
      5,600  Southern Union Co.* ...............        134,288
                                                   ------------
                                                        438,858
                                                   ------------

ENTERTAINMENT & LEISURE (3.1%)
      5,600  Intrawest Corp. ...................        128,744
      2,100  Royal Caribbean Cruises, Ltd. .....        114,324
                                                   ------------
                                                        243,068
                                                   ------------

FINANCE & INSURANCE (17.9%)
Diversified REITS (1.3%)
      2,800  Brascan Corp. -- Class A ..........        100,828
                                                   ------------

Financial Services (2.7%)
      2,900  First Horizon National Corp. ......        125,019
      2,400  Hibernia Corp. -- Class A .........         70,824
        800  MoneyGram International, Inc. .....         16,912
                                                   ------------
                                                        212,755
                                                   ------------

Insurance Agents, Brokers & Services (1.8%)
      3,200  Protective Life Corp. .............        136,608
                                                   ------------

Insurance Carriers (7.6%)
      1,800  Ambac Financial Group, Inc. .......        147,834
      4,000  Assurant, Inc. ....................        122,200
      2,000  Everest Re Group, Ltd. ............        179,120
      3,700  Montpelier Re Holdings, Ltd. ......        142,265
                                                   ------------
                                                        591,419
                                                   ------------

Security & Commodity Brokers, Dealers & Services (2.4%)
     12,400  E*TRADE Financial Corp.* ..........        185,380
                                                   ------------

State & National Banks (2.1%)
      5,650  North Fork Bancorp, Inc. ..........        163,003
                                                   ------------
                                                      1,389,993
                                                   ------------

_______________________________________________________________

===============================================================

                                                      MARKET
  SHARES                                              VALUE
---------                                           -----------

HEALTHCARE (1.8%)
        900  C.R. Bard, Inc. ...................   $     57,582
      2,300  Omnicare, Inc. ....................         79,626
                                                   ------------
                                                        137,208
                                                   ------------

MANUFACTURING (30.1%)
Automobile Manufacturers (3.0%)
      1,700  Oshkosh Truck Corp. ...............        116,246
      3,100  Thor Industries, Inc. .............        114,855
                                                   ------------
                                                        231,101
                                                   ------------

Building Materials & Components (1.8%)
      3,700  NCI Building Systems, Inc.* .......        138,750
                                                   ------------

Chemical & Allied Products (8.8%)
      5,600  Airgas, Inc. ......................        148,456
      3,700  Cytec Industries, Inc. ............        190,254
      4,200  Lyondell Chemical Co. .............        121,464
     12,100  Methanex Corp. ....................        220,946
                                                   ------------
                                                        681,120
                                                   ------------

Diversified Manufacturing Industries (4.7%)
      5,000  Acuity Brands, Inc. ...............        159,000
      3,200  Carlisle Cos., Inc. ...............        207,744
                                                   ------------
                                                        366,744
                                                   ------------

Electronic Components & Equipment (2.9%)
      3,400  Amphenol Corp. -- Class A* ........        124,916
      1,800  Diebold, Inc. .....................        100,314
                                                   ------------
                                                        225,230
                                                   ------------

Hand Held Tools (0.8%)
      1,300  The Stanley Works .................         63,687
                                                   ------------

Misc. Industrial Machinery & Equipment (4.6%)
      2,800  Briggs & Stratton Corp. ...........        116,424
      3,600  Kaydon Corp. ......................        118,872
      2,700  Moog. Inc. -- Class A* ............        122,445
                                                   ------------
                                                        357,741
                                                   ------------

Misc. Manufacturing Industries (1.8%)
      4,300  Watts Water Technologies, Inc. --
              Class A ..........................        138,632
                                                   ------------

Telecommunications Equipment (1.7%)
     19,100  Arris Group, Inc.* ................        134,464
                                                   ------------
                                                      2,337,469
                                                   ------------

OIL & GAS (4.1%)
      5,200  Pride International, Inc.* ........        106,808
      2,600  Questar Corp. .....................        132,496
      1,600  Weatherford International, Ltd.* ..         82,080
                                                   ------------
                                                        321,384
                                                   ------------




_______________________________________________________________
SEE ACCOMPANYING NOTES.
                                       27

---------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL/MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
DECEMBER 31, 2004
===============================================================

                                                      MARKET
  SHARES                                              VALUE
---------                                           -----------
REAL ESTATE (1.3%)
      1,600  The Saint Joe Co. .................   $    102,720
                                                   ------------

SERVICES (7.2%)
Business Services (2.4%)
      1,500  Global Imaging Systems, Inc.* .....         59,250
      2,600  Manpower, Inc. ....................        125,580
                                                   ------------
                                                        184,830
                                                   ------------

Printing & Publishing (3.7%)
      2,500  Knight-Ridder, Inc. ...............        167,350
      3,400  R.R. Donnelley & Sons Co. .........        119,986
                                                   ------------
                                                        287,336
                                                   ------------

Telecommunications Services (1.1%)
      3,300  Amdocs, Ltd.* .....................         86,625
                                                   ------------
                                                        558,791
                                                   ------------

TECHNOLOGY (1.8%)
      5,600  Unova, Inc.* ......................        141,624
                                                   ------------

TRANSPORTATION (2.0%)
Railroads (2.0%)
      3,900  CSX Corp. .........................        156,312
                                                   ------------

WHOLESALE & RETAIL TRADE (8.7%)
Retail -- Automobiles (1.1%)
      2,900  United Auto Group, Inc.* ..........         85,811
                                                   ------------

Retail Eating & Drinking Places (2.1%)
      6,400  Ruby Tuesday, Inc. ................        166,912
                                                   ------------

Retail Furniture Stores (1.9%)
      4,700  Tuesday Morning Corp.* ............        143,961
                                                   ------------

                                                      MARKET
  SHARES                                              VALUE
---------                                           -----------
WHOLESALE & RETAIL TRADE (CONTINUED)
Specialty Retail Stores (3.6%)
      6,400  Blockbuster, Inc. -- Class A ......   $     61,056
      7,700  Dollar Tree Stores, Inc.* .........        220,836
                                                   ------------
                                                        281,892
                                                   ------------
                                                        678,576
                                                   ------------

TOTAL COMMON STOCK
 (COST $6,501,403) .............................      7,298,396
                                                   ------------

SHORT-TERM INVESTMENTS (3.6%)
    139,981  BlackRock Liquidity Funds
              TempCash Portfolio --
              Institutional Series .............        139,981
    139,980  BlackRock Liquidity Funds
              TempFund Portfolio --
              Institutional Series .............        139,980
                                                   ------------

TOTAL SHORT-TERM INVESTMENTS
 (COST $279,961) ...............................        279,961
                                                   ------------

   PAR
---------
U.S. TREASURY OBLIGATIONS (2.6%)
    $50,000  U.S. Treasury Bills, 2.05%,
              01/06/05 .........................       $ 49,986
     50,000  U.S. Treasury Bills, 1.96%,
              01/13/05 .........................         49,967
     50,000  U.S. Treasury Bills, 1.88%,
              01/20/05 .........................         49,950
     50,000  U.S. Treasury Bills, 1.84%,
              01/27/05 .........................         49,934
                                                   ------------

TOTAL U.S. TREASURY OBLIGATIONS
 (COST $199,837) ...............................   $    199,837
                                                   ------------

TOTAL INVESTMENTS (100.0%)
 (COST $6,981,201)+ ............................   $  7,778,194
                                                   ============


---------------
*   Non-incoming producing security.

+ The cost for Federal income tax purposes is $6,984,187. At December 31, 2004 net unrealized appreciation was $794,007. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $812,240, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $18,233.

________________________________________________________________________________
SEE ACCOMPANYING NOTES.
                                       28

_______________________________________________________________
WT INVESTMENT TRUST I
MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
DECEMBER  31, 2004
===============================================================

                                                      MARKET
  SHARES                                              VALUE
---------                                           -----------
COMMON STOCK (92.3%)
AEROSPACE & DEFENSE (1.7%)
    536,000  Goodrich Corp. ....................   $ 17,495,040
                                                   ------------

COMMUNICATION & BROADCASTING (1.4%)
    287,100  Scripps, (E.W.) Co. -- Class A ....     13,861,188
                                                   ------------

COMPUTER SERVICES (0.9%)
    139,800  CDW Corp. .........................      9,275,730
                                                   ------------

CONSUMER PRODUCTS (3.4%)
    120,400  Avery Dennison Corp. ..............      7,220,388
    128,200  Fortune Brands, Inc. ..............      9,894,476
    396,100  International Flavors & Fragrances,
              Inc. .............................     16,968,924
                                                   ------------
                                                     38,083,788
                                                   ------------

ELECTRIC, GAS, WATER, & UTILITIES (6.1%)
  1,351,600  CenterPoint Energy, Inc. (a) ......     15,273,080
    536,000  PG&E Corp.* .......................     17,838,080
    174,800  PPL Corp. .........................      9,313,344
    291,250  TXU Corp. (a) .....................     18,803,100
                                                   ------------
                                                     61,227,604
                                                   ------------

ENTERTAINMENT & LEISURE (1.4%)
    256,300  Royal Caribbean Cruises, Ltd. (a) .     13,952,972
                                                   ------------

FINANCE & INSURANCE (19.5%)
Diversified Reits (1.3%)
    361,150  Brascan Corp. -- Class A ..........    13,0005,012
                                                   ------------

Financial Services (5.3%)
    501,000  CIT Group Inc. ....................     22,955,819
    361,200  First Horizon National Corp. (a) ..     15,571,332
    174,800  Legg Mason, Inc. ..................     12,805,848
    100,470  MoneyGram International, Inc. .....      2,123,936
                                                   ------------
                                                     53,456,935
                                                   ------------

Insurance Agents, Brokers, & Services (1.9%)
    302,900  MBIA, Inc. (a) ....................     19,167,512
                                                   ------------

Insurance Carriers (3.6%)
    512,700  Assurant, Inc. ....................     15,662,985
    221,400  Everest Re Group, Ltd. ............     19,828,584
                                                   ------------
                                                     35,491,569
                                                   ------------

Security & Commodity Brokers, Dealers, & Services (1.8%)
  1,176,800  E*TRADE Financial Corp.* ..........     17,593,160
                                                   ------------

_______________________________________________________________

===============================================================

                                                      MARKET
  SHARES                                              VALUE
---------                                           -----------
FINANCE & INSURANCE (CONTINUED)
State & National Banks (5.6%)
    128,200  M&T Bank Corp. ....................   $ 13,825,088
    716,550  North Fork Bancorp., Inc. (a) .....     20,672,468
    442,800  State Street Corp. ................     21,750,336
                                                   ------------
                                                     56,247,892
                                                   ------------
                                                    194,962,080
                                                   ------------

HEALTHCARE (4.2%)
    163,000  C.R. Bard, Inc. ...................     10,435,138
    294,700  Omnicare, Inc. ....................     10,202,514
    186,400  Wellpoint Inc.* ...................     21,436,000
                                                   ------------
                                                     42,073,652
                                                   ------------

MANUFACTURING (25.4%)
Auto Parts & Equipment (1.5%)
    244,700  Lear Corp. ........................     14,929,147
                                                   ------------

Building Materials & Components (2.9%)
    361,200  American Standard Cos., Inc.* (a) .     14,924,784
    318,300  Sherwin-Williams Co. ..............     14,205,729
                                                   ------------
                                                     29,130,513
                                                   ------------

Chemical and Allied Products (5.2%)
    419,500  Cytec Industries, Inc. ............     21,570,690
    933,800  Methanex Corp. ....................     17,051,188
    302,900  Praxair, Inc. .....................     13,373,035
                                                   ------------
                                                     51,994,913
                                                   ------------

Diversified Manufacturing Industries (1.6%)
    186,400  ITT Industries, Inc. ..............     15,741,480
                                                   ------------

Diversified-industrial Products (1.5%)
    422,200  York International Corp. (a) ......     14,582,788
                                                   ------------

Electronic Components & Equipment (5.2%)
    652,500  AGL Resources, Inc. ...............     21,689,100
    279,600  Diebold, Inc. (a) .................     15,582,108
    553,400  Thomas -- Sponsored ADR ...........     14,692,770
                                                   ------------
                                                     51,963,978
                                                   ------------

Food & Beverage (2.7%)
    431,100  Allied Domecq PLC Sponsored
              ADR* (a) .........................     17,205,201
    260,600  Sysco Corp. .......................      9,947,102
                                                   ------------
                                                     27,152,303
                                                   ------------

Games & Toys (0.9%)
    479,400  Mattel, Inc. (a) ..................      9,343,506
                                                   ------------

_______________________________________________________________
SEE ACCOMPANYING NOTES.
                                       29

_______________________________________________________________
WT INVESTMENT TRUST I
MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS  (UNAUDITED) (CONTINUED)
DECEMBER 31, 2004
===============================================================

                                                      MARKET
  SHARES                                              VALUE
---------                                           -----------
Glass & Plastic Packaging Products (2.4%)
    372,800  Pactiv Corp.* .....................   $  9,428,112
    326,200  Rexam PLC -- Sponsored ADR (a) ....     14,724,668
                                                   ------------
                                                     24,152,780
                                                   ------------

Hand Held Tools (0.9%)
    192,700  The Stanley Works (a) .............      9,440,373
                                                   ------------

Telecommunications Equipment (0.6%)
    501,000  Corning, Inc.* (a) ................      5,896,770
                                                   ------------
                                                    254,328,551
                                                   ------------

OIL & GAS (4.6%)
    314,600  EnCana Corp. ......................     17,951,076
    384,500  Questar Corp. .....................     19,594,120
    163,100  Weatherford International, Ltd.* ..      8,367,030
                                                   ------------
                                                     45,912,226
                                                   ------------

SERVICES (8.1%)
Business Services (2.0%)
    419,500  Manpower, Inc. ....................     20,261,850
                                                   ------------

Hotels, Restaurants, & Leisure (3.4%)
    640,800  Hilton Hotels Corp. ...............     14,571,792
  1,435,071  Intercontinental Hotels Group, ADR      18,110,596
                                                   ------------
                                                     32,682,388
                                                   ------------

Printing & Publishing (1.5%)
    437,815  R.R. Donnelley & Sons Co. (a) .....     15,450,492
                                                   ------------

Telecommunications Services (1.2%)
    461,400  Amdocs, Ltd. ......................     12,111,750
                                                   ------------
                                                     80,506,480
                                                   ------------

TECHNOLOGY (1.9%)
    734,000  Unova, Inc.* (a) ..................     18,562,860
                                                   ------------

TRANSPORTATION (7.0%)
Air Freight (2.0%)
    392,300  CNF, Inc. .........................     19,654,230
                                                   ------------

Railroads (5.0%)
    442,800  CSX Corp. .........................     17,747,424
    408,200  Florida East Coast Industries, Inc.
              -- Class B .......................     18,409,820
    384,500  Norfolk Southern Corp. ............     13,915,055
                                                   ------------
                                                     50,072,299
                                                   ------------
                                                     69,726,529
                                                   ------------

===============================================================

                                                      MARKET
  SHARES                                              VALUE
---------                                           -----------
WHOLESALE & RETAIL TRADE (6.7%)
Retail Eating & Drinking Places (1.2%)
    244,700  Yum! Brands, Inc. .................   $ 11,544,946
                                                   ------------

Specialty Retail Stores (5.5%)
    209,700  CVS Corp. .........................      9,451,179
    722,400  Dollar Tree Stores, Inc.* (a) .....     20,718,432
    594,200  Foot Locker, Inc. .................     16,001,806
    209,700  Genuine Parts Co. (a) .............      9,239,382
                                                   ------------
                                                     55,410,799
                                                   ------------
                                                     66,955,745
                                                   ------------

TOTAL COMMON STOCK
 (COST $792,702,718) ...........................    922,924,445
                                                   ------------

SHORT-TERM INVESTMENTS (5.0%)
 24,936,274  BlackRock Liquidity Funds
              TempCash Portfolio --
              Institutional Series .............     24,936,274
 24,936,273  BlackRock Liquidity Funds
              TempFund Portfolio --
              Institutional Series .............     24,936,273
                                                   ------------

TOTAL SHORT-TERM INVESTMENTS
 (COST $49,872,547) ............................     49,872,547
                                                   ------------

   PAR
---------
U.S. TREASURY OBLIGATIONS (2.7%)
 $7,000,000  U. S. Treasury Bills,
              2.05%, 01/06/05 ..................      6,998,007
  8,500,000  U. S. Treasury Bills,
              1.96%, 01/13/05 ..................      8,494,446
  5,000,000  U. S. Treasury Bills,
              1.88%, 01/20/05 ..................      4,995,039
  4,500,000  U. S. Treasury Bills,
              1.84%, 01/27/05 ..................      4,494,020
  2,000,000  U. S. Treasury Bills,
              2.12%, 02/17/05 (a) ..............      1,994,374
                                                   ------------

TOTAL U.S. TREASURY OBLIGATIONS
 (COST $26,976,081) ............................     26,975,886
                                                   ------------

TOTAL INVESTMENTS (100.0%)
 (COST $869,551,356)+(1) .......................
                                                   $999,772,878
                                                   ============




_______________________________________________________________
SEE ACCOMPANYING NOTES.
                                       30

_______________________________________________________________
WT INVESTMENT TRUST I
MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS  (UNAUDITED) (CONTINUED)
DECEMBER 31, 2004
===============================================================

                                                      MARKET
   PAR                                                VALUE
---------                                           -----------

Short-term Investments Held As Collateral For
 Loaned Securities
ASSET-BACKED COMMERCIAL PAPER
  2,543,342  Citigroup, 2.30%, 01/10/05 ........   $  2,538,303

                                                   -----------
CERTIFICATES OF DEPOSIT
 14,673,013  Banco Santander PR, 2.32%,
              01/07/05 .........................     14,673,013
 12,615,306  CS First Boston, 2.36%,
              01/24/05 .........................     12,615,306
  5,458,486  SE Banken, 2.35%, 01/28/05 ........      5,458,486
                                                   ------------
                                                     32,746,805
                                                   ------------

FLOATING RATE NOTES
    102,884  Bear Stearns, 2.28%, 01/03/05 .....        102,884
    459,175    ForeningsSparbanken AB,
              2.36%, 01/18/05 ..................        459,175
  9,694,591  Goldman Sachs, 2.33%, 01/03/05 ....      9,694,591
  1,541,771  Natexis Banques Populaires,
              2.30%, 01/03/05 ..................      1,541,612
  2,792,468  Sedna Finance Corp.,
              2.37%, 01/14/05 ..................      2,792,468
                                                   ------------
                                                     14,590,730
                                                   ------------

                                                      MARKET
   PAR                                                VALUE
---------                                           -----------
INSTITUTIONAL MONEY MARKET TRUST
 62,750,961  BlackRock
             Institutional Money
              Market Trust, 2.22%, 01/03/05 ....   $ 62,750,961
                                                   ------------

MASTER NOTE
  3,708,219  Merrill Lynch & Co., Inc.,
              2.38%, 01/03/05 ..................      3,708,219
                                                   ------------

TIME DEPOSIT
  2,806,077  Bank of America, 1.50%, 01/03/05 ..      2,806,077
    967,590  Chase Manhattan Bank USA, 2.25%,
              01/03/05 .........................        967,590
                                                   ------------
                                                      3,773,667
                                                   ------------

TOTAL SHORT-TERM INVESTMENTS HELD AS
 COLLATERAL FOR LOANED SECURITIES
 (COST $120,108,605)(2) ........................   $120,108,685
                                                   ============


---------------

ADR  American Depository Receipt.

*    Non-incoming producing security.

(a)  Security partially or fully on loan.

+ The cost for Federal income tax purposes is $872,428,193. At December 31, 2004 net unrealized appreciation was $127,344,685. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $131,883,905, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $4,539,220.
(1) At December 31, 2004, the market value of securities on loan for the Mid Cap Value Series was $116,307,933.
(2) The investments held as collateral on loaned securities represented 12.1% of the net assets of the Mid Cap Value Series.



________________________________________________________________________________
SEE ACCOMPANYING NOTES.
                                       31

___________________________________________________________________________________________________________________________________
WT INVESTMENT TRUST I
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2004


===================================================================================================================================

                                                                                       SMALL CAP     SMALL/MID CAP       MID CAP
                                                                                     VALUE SERIES    VALUE SERIES     VALUE SERIES
                                                                                     ------------    -------------   --------------
ASSETS
 Investments
   Investments, at cost..........................................................    $620,332,069     $6,981,201     $  869,551,346
   Net unrealized appreciation...................................................     171,039,694        796,993        130,221,532
                                                                                     ------------     ----------     --------------
 Total investments, at value.....................................................     791,371,763      7,778,194        999,772,878
 Securities lending collateral...................................................      69,643,276             --        120,108,685
 Receivable for securities sold..................................................       3,717,880         48,509          8,954,445
 Receivable for Contributions....................................................       4,997,675             --         10,115,727
 Interest and dividends receivable...............................................         798,754          4,628            723,398
                                                                                     ------------     ----------     --------------
Total assets.....................................................................     870,529,348      7,831,331      1,139,675,133
                                                                                     ------------     ----------     --------------
LIABILITIES
 Obligation to return securities lending collateral..............................      69,643,276             --        120,108,685
 Payable for securities purchased................................................         439,535         80,860         29,833,881
 Payable for Withdrawals.........................................................         447,557             --            299,661
 Accrued management fee..........................................................         498,337          4,480            576,367
 Other accrued expenses..........................................................         121,263          9,366            102,494
                                                                                     ------------     ----------     --------------
Total liabilities................................................................      71,149,968         94,706        150,921,088
                                                                                     ------------     ----------     --------------
NET ASSETS.......................................................................    $799,379,380     $7,736,625     $  988,754,045
                                                                                     ============     ==========     ==============




___________________________________________________________________________________________________________________________________
SEE ACCOMPANYING NOTES.

                                                                 32

___________________________________________________________________________________________________________________________________
WT INVESTMENT TRUST I
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2004


===================================================================================================================================

                                                                                         SMALL CAP     SMALL/MID CAP      MID CAP
                                                                                       VALUE SERIES     VALUE FUND(1)  VALUE SERIES
                                                                                       ------------    -------------   ------------
INVESTMENT INCOME
 Dividends.........................................................................     $ 2,781,281      $ 18,694      $  5,879,432
 Interest..........................................................................         198,336         2,511           409,492
 Securities lending................................................................          32,808            --            45,255
 Foreign tax withheld..............................................................          (5,498)         (322)         (234,489)
                                                                                        -----------      --------      ------------
Total investment income............................................................       3,006,927        20,883         6,099,690
                                                                                        -----------      --------      ------------
EXPENSES
 Investment advisory fees..........................................................       2,590,208        15,167         2,434,366
 Administration and accounting fees................................................         292,212         1,620           270,527
 Professional fees.................................................................          74,471         5,768            49,487
 Custody fees......................................................................          61,761         3,908            57,469
 Compliance services...............................................................          12,327           106            12,834
 Trustee fees and expenses.........................................................           2,665         1,139             2,558
 Miscellaneous.....................................................................           6,332         3,111             5,885
                                                                                        -----------      --------      ------------
Total expenses.....................................................................       3,039,976        30,819         2,833,126
 Expenses reimbursed...............................................................              --        (5,542)               --
                                                                                        -----------      --------      ------------
   Net expenses....................................................................       3,039,976        25,277         2,833,126
                                                                                        -----------      --------      ------------
NET INVESTMENT INCOME (LOSS).......................................................         (33,049)       (4,394)        3,266,564
                                                                                        -----------      --------      ------------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
 Net realized gain from investments................................................      19,820,434       167,129        23,356,751
 Net change in unrealized appreciation (depreciation) of investments...............      45,231,987       796,993        73,759,249
                                                                                        -----------      --------      ------------
Net realized and unrealized gain on investments....................................      65,052,421       964,122        97,116,000
                                                                                        -----------      --------      ------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.........................................................     $65,019,372      $959,728      $100,382,564
                                                                                        ===========      ========      ============

---------------
(1)  For the period September 1, 2004 (commencement of operations) through
     December 31, 2004.












___________________________________________________________________________________________________________________________________

SEE ACCOMPANYING NOTES.

________________________________________________________________________________
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS



================================================================================

                                                      SMALL CAP VALUE SERIES
                                                   ----------------------------
                                                    SIX-MONTH
                                                   PERIOD ENDED
                                                   DECEMBER 31,     YEAR ENDED
                                                       2004          JUNE 30,
                                                   (UNAUDITED)         2004
                                                   ------------   -------------
NET ASSETS -- BEGINNING OF PERIOD .............    $681,922,992   $ 379,323,554
                                                   ------------   -------------
OPERATIONS
 Net investment loss ..........................         (33,049)     (1,247,331)
 Net realized gain from investments ...........      19,820,434      76,623,539
 Net change in unrealized appreciation
  (depreciation) of investments................      45,231,987      64,105,737
                                                   ------------   -------------
   Net increase in net assets resulting from
  operations...................................      65,019,372     139,481,945
                                                   ------------   -------------
TRANSACTIONS IN BENEFICIAL INTEREST:
 Contributions ................................     119,149,937     342,623,889
 Withdrawals ..................................     (66,712,921)   (179,506,396)
                                                   ------------   -------------
   Net increase in net assets resulting from
  transactions in beneficial interests.........      52,437,016     163,117,493
                                                   ------------   -------------
   Total increase in net assets................     117,456,388     302,599,438
                                                   ------------   -------------
NET ASSETS -- END OF PERIOD ...................    $799,379,380   $ 681,922,992
                                                   ============   =============



















________________________________________________________________________________
SEE ACCOMPANYING NOTES.
                                       34

________________________________________________________________________________
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS



===============================================================================

                                                                   SMALL/MID CAP
                                                                   VALUE SERIES
                                                                  --------------
                                                                  FOR THE PERIOD
                                                                   SEPTEMBER 1,
                                                                     2004 (1)
                                                                      THROUGH
                                                                   DECEMBER 31,
                                                                       2004
                                                                    (UNAUDITED)
                                                                  --------------
NET ASSETS -- BEGINNING OF PERIOD .............................     $       --
                                                                    ----------
OPERATIONS
 Net investment loss ..........................................         (4,394)
 Net realized gain from investments ...........................        167,129
 Net change in unrealized appreciation (depreciation) of
  investments..................................................        796,993
                                                                    ----------
   Net increase in net assets resulting from operations .......        959,728
                                                                    ----------
TRANSACTIONS IN BENEFICIAL INTEREST:
 Contributions ................................................      6,941,557
 Withdrawals ..................................................       (164,660)
                                                                    ----------
   Net increase in net assets resulting from transactions in
  beneficial interests.........................................      6,776,897
                                                                    ----------
   Total increase in net assets ...............................      7,736,625
                                                                    ----------
NET ASSETS -- END OF PERIOD ...................................     $7,736,625
                                                                    ==========

---------------
(1) For the period September 1, 2004 (commencement of operations) through December 31, 2004.

























________________________________________________________________________________
SEE ACCOMPANYING NOTES.
                                       35

________________________________________________________________________________
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS






================================================================================

                                                       MID CAP VALUE SERIES
                                                    ---------------------------
                                                     SIX-MONTH
                                                    PERIOD ENDED
                                                    DECEMBER 31,    YEAR ENDED
                                                        2004         JUNE 30,
                                                    (UNAUDITED)        2004
                                                    ------------   ------------

NET ASSETS -- BEGINNING OF PERIOD ...............   $479,756,908   $169,258,496
                                                    ------------   ------------
OPERATIONS
 Net investment income ..........................      3,266,564        797,988
 Net realized gain from investments .............     23,356,751     44,459,007
 Net change in unrealized appreciation
  (depreciation) of investments..................     73,759,249     33,852,104
                                                    ------------   ------------
   Net increase in net assets resulting from
  operations.....................................    100,382,564     79,109,099
                                                    ------------   ------------
TRANSACTIONS IN BENEFICIAL INTEREST:
 Contributions ..................................    477,042,569    270,599,880
 Withdrawals ....................................    (68,427,996)   (39,210,567)
                                                    ------------   ------------
   Net increase in net assets resulting from
  transactions in beneficial interests...........    408,614,573    231,389,313
                                                    ------------   ------------
   Total increase in net assets..................    508,997,137    310,498,412
                                                    ------------   ------------
NET ASSETS -- END OF PERIOD .....................   $988,754,045   $479,756,908
                                                    ============   ============



















________________________________________________________________________________
SEE ACCOMPANYING NOTES.

________________________________________________________________________________
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



================================================================================
1. DESCRIPTION OF THE TRUST. Small Cap Value Series, Small/Mid Cap Value Series and Mid Cap Value Series (each a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a series separate and distinct from the shares of other series. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust are contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Cramer Rosenthal McGlynn, LLC ("CRM"), serves as investment adviser to each Series. CRM receives an advisory fee of .75% of each Series' first $1 billion of average daily net assets, and .65% of each Series' average daily net assets in excess of $2 billion. Rodney Square Management Corporation ("RSMC"), an affiliate of CRM, receives service fees under a Compliance, Support and Recordkeeping Services Agreement of 0.006% of each Series' assets.

________________________________________________________________________________

________________________________________________________________________________
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)



================================================================================
   From July 1, 2004 to September 30, 2004, RSMC provided administrative and accounting services to each Series. For the period July 1, 2004 to September 30, 2004, RSMC was paid $146,144, $384 and $15,940, by the Small Cap Value Series, the Small/Mid Cap Value Series and the Mid Cap Value Series, respectively.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Series.

   CRM has contractually agreed to waive its fees or reimburse certain operating expenses of each Series (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.15% of average daily net assets. This undertaking will remain in place until November 1, 2010.

4. SECURITIES LENDING AGREEMENT. Each of the Series may lend its securities, pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. The Series record securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

5. INVESTMENT SECURITIES TRANSACTIONS. During the six-month period ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) were as follows:


                                   SMALL CAP     SMALL/MID CAP      MID CAP
                                 VALUE SERIES    VALUE SERIES    VALUE SERIES
                                 ------------    -------------   ------------
   Purchases..................    $341,687,543     $8,586,866     $769,499,026
   Sales......................     289,106,486      2,252,593      393,584,871


















________________________________________________________________________________
                                       38

___________________________________________________________________________________________________________________________________
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)



===================================================================================================================================
6. FINACIAL HIGHLIGHTS.


                                                      FOR THE
                                                  SIX-MONTH PERIOD                                                FOR THE PERIOD
                                                       ENDED           FOR THE FISCAL YEARS ENDED JUNE 30,     NOVEMBER 1, 1999 (1)
                                                 DECEMBER 31, 2004     -------------------------------------          THROUGH
                                                    (UNAUDITED)        2004       2003      2002       2001        JUNE 30, 2000
                                                 -----------------    -------   -------    -------    ------   --------------------
  Small Cap Value Series
  Total Return ...............................          9.22%**        33.66%   (1.87)%      3.46%    42.27%           19.70%**
  Ratios to Average Net Assets:
   Expenses ..................................          0.88%*          0.88%     0.88%      0.88%     0.90%            0.87%*
   Net investment
     income (loss)............................        (0.01)%*        (0.23)%       --%(2)   0.33%     1.05%          (0.82)%*
  Portfolio Turnover Rate ....................            43%**           77%       74%        61%       92%              65%**


                                                                FOR THE PERIOD,
                                                              SEPTEMBER 1, 2004(1)
                                                                    THROUGH
                                                               DECEMBER 31, 2004
                                                                  (UNAUDITED)
                                                              --------------------
  Small/Mid Value Series
  Total Return............................................           16.70%**
  Ratios to Average Net
   Assets:
    Including expense
      limitations.........................................            1.25%*
    Excluding expense
      limitations.........................................            1.52%*
    Net investment
      income..............................................          (0.22)%*
  Portfolio Turnover Rate.................................              37%**

                                                       FOR THE
                                                   SIX-MONTH PERIOD                                               FOR THE PERIOD
                                                        ENDED           FOR THE FISCAL YEARS ENDED JUNE 30,    NOVEMBER 1, 1999 (1)
                                                  DECEMBER 31, 2004     ------------------------------------          THROUGH
                                                     (UNAUDITED)        2004      2003      2002       2001        JUNE 30, 2000
                                                  -----------------    ------   -------    -------    ------   --------------------
  Mid Cap Value Series
  Total Return ................................         13.31%**       35.74%   (0.58)%      5.27%    43.18%          37.80%**
  Ratios to Average Net Assets:
   Expenses ...................................          0.87%*         0.89%     0.90%      0.92%     0.99%           1.10%*
   Net investment income ......................          1.01%*         0.29%     0.51%      0.24%     0.82%           0.52%*
  Portfolio Turnover Rate .....................            64%**         152%      142%       143%      163%            202%**


  ------------------
    (1) Commencement of operations.
    (2) Less than (0.01)%.
    *   Annualized.
    **  Not annualized.



___________________________________________________________________________________________________________________________________

                                       39

________________________________________________________________________________
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)



================================================================================
7. CONTRACTUAL OBLIGATIONS. The Series enter into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series have not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.











































________________________________________________________________________________
                                       40

________________________________________________________________________________
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS




================================================================================
WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES


                                                                                                       Number of
                                                                                                     Portfolios in
                                                                                 Principal               Fund             Other
                              Position(s)         Term of Office               Occupation(s)            Complex       Directorships
Name, Address and Age          Held with           and Length of                During Past           Overseen by        Held by
---------------------         Fund Complex          Time Served                 Five Years              Trustee          Trustee
                              ------------   ------------------------    ------------------------    -------------   --------------
ROBERT J. CHRISTIAN(1)        Trustee,       Shall serve until death,    Executive Vice                   59         Wilmington
Date of Birth: 2/49           President,     resignation or removal.     President and                               Low Volatility
                              Chief          Trustee, President and      Chief Investment                            Fund of Funds
                              Executive      Chairman of the Board       Officer of Wilmington                       (Closed-End
                              Officer and    since October 1998.         Trust Company since                         Registered
                              Chairman of                                February 1996; President                    Investment
                              the Board                                  of Rodney Square                            Company).
                                                                         Management Corporation
                                                                         ("RSMC") since 1996.
FRED FILOON(2)                Trustee        Shall serve until death,    Senior Vice President,           59         None
520 Madison Avenue                           resignation or removal.     Principal of Cramer
New York, NY 10022                           Trustee since November      Rosenthal McGlynn, LLC
Date of Birth: 3/42                          2004.                       since 1991.

---------------
(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Filoon is an "interested" Trustee by reason of his position as Senior Vice President to Cramer Rosenthal McGlynn LLC, an investment adviser to the Trust.

_________________________________________________________________________________________________________________________________
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)



=================================================================================================================================
                                                                                                 Number of
                                                                                               Portfolios in
                                                                           Principal                Fund              Other
                         Position(s)         Term of Office              Occupation(s)            Complex         Directorships
                          Held with           and Length of               During Past           Overseen by          Held by
Name, Address and Age    Fund Complex          Time Served                 Five Years             Trustee            Trustee
---------------------    ------------   ------------------------    ------------------------   -------------    -----------------
INDEPENDENT TRUSTEES
ROBERT H. ARNOLD         Trustee        Shall serve until death,    Founder and                      59         None
Date of Birth: 3/44                     resignation or removal.     co-manages,
                                        Trustee since May           R. H. Arnold & Co.,
                                        1997.                       Inc. (investment
                                                                    banking company)
                                                                    since 1989.

DR. ERIC BRUCKER         Trustee        Shall serve until death,    Professor                        59         Wilmington
Date of Birth: 12/41                    resignation or removal.     of Economics                                Low Volatility
                                        Trustee since October       Widener University                          Fund of Funds
                                        1999.                       since July 2004;                            (Closed-End
                                                                    Formally, Dean,                             Registered
                                                                    School of Business                          Investment
                                                                    Administration of                           Company).
                                                                    Widener University
                                                                    from 2001 to 2004;
                                                                    Prior to that, Dean,
                                                                    College of Business,
                                                                    Public Policy and
                                                                    Health at the University
                                                                    of Maine from September
                                                                    1998 to June 2001.

NICHOLAS A. GIORDANO     Trustee        Shall serve until death,    Consultant, financial            59         Wilmington
Date of Birth: 3/43                     resignation or removal.     services organizations                      Low Volatility
                                        Trustee since October       from 1997 to present;                       Fund of Funds
                                        1998.                       Interim President,                          (Closed-end
                                                                    LaSalle University                          Registered
                                                                    from 1998 to 1999.                          Investment
                                                                                                                Company);
                                                                                                                Kalmar Pooled
                                                                                                                Investment Trust;
                                                                                                                Independence
                                                                                                                Blue Cross;
                                                                                                                Selas Corporation
                                                                                                                of America
                                                                                                                (industrial
                                                                                                                furnaces and
                                                                                                                ovens).

_________________________________________________________________________________________________________________________________
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)




=================================================================================================================================
INDEPENDENT TRUSTEES

                                                                                                 Number of
                                                                                               Portfolios in
                                                                           Principal                Fund              Other
                         Position(s)         Term of Office              Occupation(s)            Complex         Directorships
                          Held with           and Length of               During Past           Overseen by          Held by
Name, Address and Age    Fund Complex          Time Served                 Five Years             Trustee            Trustee
---------------------    ------------   ------------------------    ------------------------   -------------    -----------------
LOUIS KLEIN, JR.         Trustee        Shall serve until death,    Self-employed                    59         WHX
Date of Birth: 5/35                     resignation or removal.     financial consultant                        Corporation
                                        Trustee since October       since 1991.                                 (industrial
                                        1999.                                                                   manufacturer).

CLEMENT C. MOORE, II     Trustee        Shall serve until death,    Managing Partner,                59         None
Date of Birth: 9/44                     resignation or removal.     Mariemont Holdings,
                                        Trustee since October       LLC, (real estate
                                        1999.                       holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN         Trustee        Shall serve until death,    Retired since 1993.              59         None
Date of Birth: 5/32                     resignation or removal.
                                        Trustee since October
                                        1999.

MARK A. SARGENT          Trustee        Shall serve until death,    Dean and Professor of            59         Wilmington
Date of Birth: 4/51                     resignation or removal.     Law, Villanova                              Low Volatility
                                        Trustee since               University School of                        Fund of Funds
                                        November 2001.              Law since July 1997.                        (Closed-end
                                                                                                                Registered
                                                                                                                Investment
                                                                                                                Company).


_________________________________________________________________________________________________________________________________
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)




=================================================================================================================================
EXECUTIVE OFFICERS

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                               Principal                  Fund            Other
                          Position(s)          Term of Office                Occupation(s)               Complex      Directorships
                           Held with           and Length of                  During Past              Overseen by       Held by
Name, Address and Age    Fund Complex          Time Served                    Five Years                Trustee         Trustee
---------------------    --------------   -----------------------    -----------------------------    -------------   -------------
ERIC K. CHEUNG           Vice President   Shall serve at the         Vice President,                       N/A        N/A
1100 North Market                         pleasure of the Board      Wilmington Trust
Street                                    and until successor is     Company Since 1986;
Wilmington, DE 19890                      elected and qualified.     and Vice President and
Date of Birth: 12/54                      Officer since October      Director of Rodney
                                          1998.                      Square Management
                                                                     Corporation since
                                                                     2001.

JOSEPH M. FAHEY, JR.     Vice President   Shall serve at the         Vice President, Rodney                N/A        N/A
1100 North Market                         pleasure of the Board      Square Management
Street                                    and until successor is     Corporation since
Wilmington, DE 19890                      elected and qualified.     1992.
Date of Birth: 1/57                       Officer since November
                                          1999.

JOHN R. GILES            Chief            Shall serve at the         Senior Vice President,                N/A        N/A
1100 North Market        Financial        pleasure of the Board      Wilmington Trust
Street                   Officer, Vice    and until successor is     Company since 1996.
Wilmington, DE 19890     President        elected and qualified.
Date of Birth: 8/57      and              Officer since December
                         Treasurer        1999.

LEAH M. ANDERSON         Secretary        Shall serve at the         Officer, Wilmington                   N/A        N/A
1100 North Market                         pleasure of the Board      Trust Company since
Street                                    and until successor is     1998. Officer, Rodney
Wilmington, DE 19890                      elected and qualified.     Square Management
Date of Birth: 8/65                       Officer since October      Corporation since
                                          2002.                      1992.

ANNA M. BENCROWSKY       Chief            Shall serve at the         Chief Compliance                      N/A        N/A
1100 North Market        Compliance       pleasure of the Board      Officer, Rodney Square
Street                   Officer          and until successor is     Management Corporation
Wilmington, DE 19890                      elected and qualified.     since 2004; Vice President
Date of Birth: 5/51                       Officer since September    and Chief Compliance
                                          2004.                      Officer, 1838 Investment
                                                                     Advisors, LP From 1998
                                                                     to 2004; Vice President,
                                                                     Secretary, and Treasurer,
                                                                     1838 Investment Advisors
                                                                     Funds from 1995 to 2004;
                                                                     Vice President and Secretary,
                                                                     1838 Bond--Debenture
                                                                     Trading Fund from
                                                                     1982 to 2004.

WILLIAM P. RICHARDS,     Vice President   Shall serve at the         Managing Director,                    N/A             N/A
JR.                                       pleasure of the Board      Roxbury Capital
100 Wilshire                              and until successor is     Management LLC
Boulevard                                 elected and qualified.     since 1998.
Suite 1000                                Officer since November
Santa Monica, CA                          2004.
90401
Date of Birth: 11/36

________________________________________________________________________________
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)




================================================================================
VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolios is available, without charge and upon request, on the SEC's website at http:// www.sec.gov. Information regarding how the investment adviser voted proxies for the most recent twelve month period ended June 30 is available without charge and upon request, on the SEC's website listed above.

=====================================================      =====================================================
TRUSTEES                                                                    [GRAPHIC OMITTED]
Robert H. Arnold                                                                F U N D S
Dr. Eric Brucker
Robert J. Christian
Fred Filoon
Nicholas A. Giordano
Louis Klein, Jr.
Clement C. Moore, II
John J. Quindlen
Mark A. Sargent

INVESTMENT ADVISER
Cramer Rosenthal McGlynn, LLC                                                     SMALL CAP
707 Westchester Avenue
White Plains, NY 10604                                                            VALUE FUND

ADMINISTRATOR                                                                   SMALL/MID CAP
PFPC Inc.
301 Bellevue Parkway                                                              VALUE FUND
Wilmington, DE 19809
                                                                                   MID CAP
LEGAL COUNSEL
Pepper Hamilton LLP                                                               VALUE FUND

INDEPENDENT AUDITORS                                                         Institutional Shares
Ernst & Young LLP
                                                                              SEMI ANNUAL REPORT
                                                                              December 31, 2004

                                                                              [GRAPHIC OMITTED]




Investor Information: (800) CRM-2883
http://www.crmfunds.com





THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO
SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED
CURRENT PROSPECTUSES OF THE CRM FUNDS.




CRMINST SAIR                                                                                       THE CRM FUNDS
=====================================================      =====================================================

                                 THE CRM FUNDS
================================================================================


                   FUND AND SHAREHOLDER ACCOUNT INFORMATION:

                                   PFPC, Inc.
                                 760 Moore Road
                           King of Prussia, PA 19406
                                 (800) CRM-2883

--------------------------------------------------------------------------------
SEMI ANNUAL REPORT                                            DECEMBER 31, 2004
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

     For the six-month period ended December 31, 2004, the Investor Shares of the CRM Small Cap Value Fund, CRM Mid Cap Value Fund and CRM Large Cap Value Fund were up 9.01%, 13.14% and 9.98%, respectively. These results compare to 13.37%, 15.43% and 12.08% for the Russell 2000 Value, Russell Mid Cap Value and Russell 1000 Value Indexes, respectively. The CRM Small/Mid Cap Value Fund was up 16.50% for the period September 1, 2004 (commencement of operations) to December 31, 2004 compared to the Russell 2500 Value Index which was up 17.23%.

   After a six week sell off to start the third quarter, the market regained traction from mid-August and propelled higher. Third quarter earnings reports were generally quite good and once the uncertainty over the Presidential Election disappeared, the markets found a clear upward path. Two rate hikes by the Federal Reserve, continued depreciation of the dollar, projected deceleration in 2005 earnings, stubbornly high energy prices and continuing problems in Iraq could not derail the strong US equity markets.

   THE CRM SMALL CAP VALUE FUND continues to see strong managerial and operational performance at the majority of the companies in the portfolio. The successful execution of the strategic change at the heart of our investment cases drove the top performers within the portfolio. Quanex Corp, a manufacturer of highly engineered steel products, continues to benefit as it introduces higher value added engineering capabilities into the operations of two recently acquired businesses: Truseal Technologies and North Star Steel Monroe. These integrations are fueling greater than expected earnings and cash flows. The adoption of its wireless software by major telecom service providers and strong sales of its new Breeze and Contribute products are driving Macromedia's earnings power. Too, Inc. is benefiting from its renewed focus on its core "tween" customer base. This has resulted in a more successful merchandising assortment, and commensurately higher sales. Insight Enterprises is seeing higher margins and accelerating sales associated with a recent IT systems conversion that is driving higher productivity among its sales force. Finally, an improved reimbursement outlook for Apria Healthcare allowed the stock to recover from what we viewed as an oversold position in response to changes in the Medicare reimbursement regime.

   We had a few companies suffer from operational shortfalls during the fourth quarter, and those stocks topped our detractors list. Alliance Gaming continues to struggle with the integration of a recently acquired systems provider. As the successful integration of this business was a key facet of our investment case, we sold the stock pending an evaluation of a new management team's strategy regarding these assets. Competitive pressures exacerbated a muted cyclical recovery at Skillsoft. We continue to expect that new informal learning products will drive growth and free cash flow to levels above current market expectations and have maintained our position. J. Jill, which has been a solid performer throughout the year, was negatively impacted in the fourth quarter by a generally difficult environment for women's apparel. However, the company's strategic shift from a direct mail to a retail based company is still on track and we would be looking for an opportunity to add to our

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                                                                  THE CRM FUNDS

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position. At The Bancorp Bank, the changing of its corporate structure to merge the bank into the holding company led to a share overhang. We believe this is a temporary disruption and have added to our position.

   The overall market environment remains highly conducive to our investment approach. As a result, we continue to find a significant number of new investment ideas despite the strong performance of small cap stocks this past year. Ruby Tuesday, a casual dining restaurant, is changing its marketing approach from couponing (i.e. discounting) to one focused on food quality and atmosphere. This resulted in a temporary reduction in sales during the year. Nevertheless, we believe the new marketing focus will over time significantly enhance brand value. Isle of Capri, a gaming operator, is trading at an attractive valuation on current operations. However, we do not believe the market has given sufficient attention to strategic opportunities that include facilities expansion and new gaming legislation in Florida and the United Kingdom. El Paso Electric is a small, neglected utility with strong free cash flow. We believe that a recent debt refinancing combined with reduced fixed asset amortization will highlight the true earnings power of the business. Finally, with a series of recent acquisitions, Range Resources has transformed itself into an Appalachian energy company with a deep drilling inventory to drive production growth and cash flow.

   Remaining sharply focused on our sell discipline, we sold both Hughes Supply and Conmed as they reached our price targets. We sold Frontier Airlines on concerns about the competitive airline environment and higher oil prices. We also used the fertile environment for new ideas noted above to replace a few names with higher conviction ideas. Therefore, we sold our position in Lifetime Fitness and replaced it with consumer names such as Ruby Tuesday and United Auto Group. Likewise, we sold our position in Brigham Exploration, which was near its price target, and replaced it with Range Resources, an idea with a better inventory of drilling prospects and more change events.

   THE CRM SMALL/MID CAP VALUE FUND had significant contribution to recent performance from companies which included UNOVA, Thor Industries, E*Trade Financial, Methanex and Everest Re Group. Shares of UNOVA recovered to new highs from their mid-summer swoon, as the third quarter results showed strong margin and profit improvement. We see further catalysts on the horizon for UNOVA in the expected sale of the IAS division and finalization of RFID standards. SHARES of Thor Industries, one of the leading manufacturers of recreational vehicles, recovered sharply from ITS late summer sell off, climbing more than 30%. The shares sold off in the third quarter as investor concern over slowing retail sales and rising dealer inventories weighed on the stock. However, resilient consumer demand combined with Thor's superb financial results, debt free balance sheet and demonstrated willingness to return cash to shareholders have driven the stock to new highs in the fourth quarter. Methanex continued to benefit from strong worldwide demand for methanol and the shutdown of high cost capacity reliant on North American natural gas supplies. Having low cost feedstocks in Chile and Trinidad, Methanex is generating substantial excess cash, which is being returned to shareholders through stock buy-backs and dividends. E*Trade was purchased earlier this year as the company is transforming itself from a one product on-line broker to a low cost broad menu provider of financial services to both the consumer and professional markets. Investor recognition of this transformation has combined with improved trading volumes to benefit E*Trade's stock price in recent months. Everest Re rebounded from a mid year low point reached after reporting a slowdown in premium growth. The market appears to be recognizing that management has taken a disciplined approach to underwriting and that the company will likely be a major repurchaser of its shares if suitable growth opportunities are not available.

   During the fourth quarter, only a few of our holdings decreased in price with the greatest detractor to the portfolio being Alliance Gaming. The company continues to struggle with the integration of a recently acquired systems provider. As the successful integration of this business was a key facet of our investment case, we sold the stock pending an evaluation of a new management team's strategy regarding these assets. Bisys Group, another detractor, was also sold during the fourth quarter as uncertainty surrounding past accounting issues

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                                                                  THE CRM FUNDS

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denied us the ability to reasonably estimate the risk involved in the stock.
Tuesday Morning Corporation suffered the same fate as many retailers, which were negatively impacted by the repercussion of higher energy prices on consumer spending and the lack of a "must have" gift for the holiday season. We view these setbacks as temporary and bought more of the discount retailer's stock during the fourth quarter as our investment case is intact.

   Significant purchases included Cytec Industries, Briggs & Stratton, Esterline Technologies, NCI Building Systems and Protective Life Corporation. Cytec's shares sold off following the announcement of a strategic acquisition of Belgian pharmaceutical firm UCB's coatings and resins business, providing us an attractive entry point. We expect Cytec's management to extract significant value from the acquired assets. We purchased shares in lawn and garden equipment maker Briggs & Stratton. The company is executing on growth through acquisitions and new products and should continue to benefit from existing problems at a large competitor. Esterline Technologies, a designer of complex switches and relays used in aerospace applications, has divested non-core businesses and recently completed the strategic acquisition of Leach. This transaction significantly expands their R&D capabilities and vertically integrates their switch business with Leach's relay business, increasing Esterline's value proposition to the customer who is increasingly requiring that suppliers deliver complete systems. NCI enhanced their balance sheet through a convertible security offering which should improve their ability to acquire distressed competitors at a time when the industry fundamentals are improving. Recently reinstated earnings guidance is a sign that the long downturn in commercial construction is finally reversing. Protective Life was purchased when investigations of property/casualty insurance brokerage improprieties created an attractive buying opportunity. Protective Life is involved in totally unrelated segments of the industry from those being investigated. The company's management team has achieved superior returns through disciplined cost controls, a focus on underserved middle income households and opportunistic acquisitions.

   In addition to Alliance Gaming and Bisys Group, we sold several positions that reached our price objectives, including Fidelity National Financial, Willis Group Holdings, Hyperion Solutions and United Defense Industries. We also sold our shares in Maytag Corporation as our research lead us to believe competitive pressures could intensify and the risk/reward proposition was no longer as favorable.

   THE CRM MID CAP VALUE FUND had contributors to performance during the latter part of the year that included UNOVA, TXU Corp., Methanex, CIT Group, Florida East Coast Industries and WellPoint. Shares of UNOVA recovered to new highs from their mid-summer swoon, as the third quarter results showed strong margin and profit improvement. We see further catalysts on the horizon for UNOVA in the expected sale of the IAS division and finalization of RFID standards. TXU shares surged as the new CEO projected strong earnings growth for 2005 and 2006, driven by the aggressive restructuring actions he has undertaken since joining the company in February. Methanex continued to benefit from strong worldwide demand for methanol and the shutdown of high cost capacity reliant on North American natural gas supplies. Having low cost feedstocks in Chile and Trinidad, Methanex is generating substantial excess cash, which is being returned to shareholders through stock buy-backs and dividends. CIT Group rose on better credit and funding results as the CEO's repositioning efforts continue to bear fruit. Florida East Coast continues to monetize non-core real estate, enjoy strong railroad operating results and buy back stock. We re-established a position in WellPoint during the fourth quarter as the stock price more than discounted any disappointment over what looked to be a failed merger with Anthem. Fortunately, in November, the California AG allowed the merger to be completed with minor modifications and the stock appreciated significantly.

   Due to the general rising market environment and aggressive position management on sales and trims of positions, the largest detractors in the fourth quarter did not materially impact performance. We finished our sale of Skillsoft as the shares recovered somewhat. Likewise, we sold our position in Cooper Cameron since we

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                                                                  THE CRM FUNDS

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believe the surge in the price of oil has propelled the shares to a valuation level that does not adequately discount contract award and pricing risks that loom into 2005. North Fork Bancorp shares settled somewhat post the closing of the GreenPoint acquisition. We believe North Fork is well positioned to post strong earnings from market share gains and cost savings from the merger. As the leading provider of flat glass for liquid crystal displays (LCDs), Corning has a great opportunity to drive earnings for the next few years. Nevertheless, as we were accumulating a small position in Corning, the stock declined modestly.

   Our largest new positions in the fourth quarter were Intercontinental Hotels Group, Cytec, CNF Inc., E*Trade Financial and First Horizon National Bank. We believe Intercontinental's real estate divestiture program will highlight the undervaluation of the remaining core hotel franchise and management businesses and thus facilitate continued stock repurchases and special dividends. Cytec's acquisition of a large European coatings business provides them with a second core platform. Cost synergies, deleveraging and price recovery of raw materials should drive robust earnings growth. Now that it has divested the struggling Emery airfreight business, CNF emerges as a first class transportation company with excess cash to be used for share repurchases. E*Trade is transforming from a one product on-line broker to a low cost provider of a broad menu of financial services to both the consumer and professional markets. Formerly known as First Tennessee Bank, First Horizon has been overly penalized for the earnings contribution from its mortgage business. At twelve times earnings and a four percent yield, it represents good value.

   Among our most notable sales was Willis Group. We purchased more shares of this insurance broker in the share decline that resulted from Elliot Spitzer's investigation of the insurance industry. We then sold our holdings on strong share performance as the market realized Willis was likely a strong beneficiary of the resultant insurance market turmoil. Our other significant sales include Hyperion Solutions, Moneygram, Entergy and Schering AG which all achieved our price objectives.

   THE CRM LARGE CAP VALUE FUND had significant contribution to performance from industrial companies, however, Disney and Halliburton ranked first and second, respectively for the last quarter. Disney's performance reflected its ongoing recovery and a better than expected earnings report. The company's Media Networks and Parks and Resorts showed solid strength as well as ABC Television Networks' performance and visibility have been improving with the dual show successes of "Desperate Housewives" and "Lost". Although going forward, Disney will face more difficult comparisons and be at risk from a slowdown in consumer spending, but an announcement of Eisner's successor and further improvement at ESPN, ABC and the movie studio should offset these negatives. Despite the media's continued "Halliburton hate", the stock price rose in spite of additional bad news, including past Nigerian bribes and an FBI probe into contract awards. On the positive side, their Energy Services business is doing better than expected, the outlook for drilling and oilfield services is strong in virtually every region of the world, an agreement addressing its asbestos problem is nearly finalized and the KBR unit has a reasonable chance of finally putting the Iraq work controversy to rest. While no longer cheap on a valuation level, Halliburton's underlying near term earnings power is still well above current levels. Tyco International outperformed all other industrial holdings followed closely by Grainger, Norfolk Southern and Emerson Electric. All have benefited from the strength in the economy and investors' perception that the November election results would be positive for the markets. Most of the industrial companies in the portfolio were also among the strongest contributors for the full year. While we believe that 2005 will be more challenging, many are still earning below their normalized earnings power and therefore remain good values. The major risk going forward, however, is valuation. Tyco's operational and financial turnaround has been the main driver of performance for the past two years. While they are facing increased raw material costs, barring any external shocks, we are confident that management can generate improvements in productivity, margins and free cash flow in 2005. Grainger's prior spending initiatives on efficiencies and expansion are continuing to drive its performance above expectations. We believe that their turnaround is a multiyear process and that further gains lie ahead. Norfolk Southern has been

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                                                                  THE CRM FUNDS

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--------------------------------------------------------------------------------
benefiting from its operating environment, Union Pacific's problems, the truckload industry's capacity issues and a strong coal market. Finally, after a difficult summer when management announced that premium growth was under competitive pressures, Everest Re has fully recovered to its early April levels with the year overall expected to be strong.

   Only a few stocks registered absolute declines in the fourth quarter 2004, with the largest being Boston Scientific. Our relatively small position was sold when the rebound from the earlier recall of their drug-eluting stent seemed to stall and it appeared that investors were beginning to focus heavily on future competition. In the third quarter, Merck was eliminated after the Vioxx recall and we had determined that we lacked sufficient confidence in its future earnings power. ChevronTexaco was down slightly for the fourth quarter in reaction to lower energy prices. Both Lincoln National and American International Group (AIG) declined modestly due to higher interest rates, an ultra-competitive universal life insurance market for Lincoln and an SEC investigation into AIG's structured transactions. It appears likely that the investigation will be settled soon and that normal growth should resume. AIG's valuation is at a twelve year low, which should fully discount its current problems. Despite management's success in store remerchandising and reducing inventory, Kohl's was up only slightly. With its expansion plans on track and its rollout of cosmetics, jewelry and more upscale brands such as Chaps by Ralph Lauren still in the early stages, we believe that sales growth should reaccelerate as their turnaround gains traction in 2005.

   Microsoft was purchased as management's future plans for returning cash to shareholders gained clarity. Evidence of this existing plan included a special $3 per share dividend, an increase in their annual dividend rate and an announced intention to buy back $30 billion of stock over the next few years. Given the company's market dominance, continued strong free cash flow generation, upcoming Longhorn software upgrade and stock buy back program, Microsoft offers above average upside potential with limited downside risk.

   As we look forward to the challenges and opportunities that we will face in 2005, the outlook is reasonably balanced. The fiscal and monetary stimuli that helped to bring the economy out of the 2001 recession are now well behind us. The prospect of higher interest rates and a new level for oil prices may have a dampening effect on the economy as the year progresses. The trade and budget deficits show signs of modest improvement and concerns over higher interest rates should diminish. This could have the salutary effect of maintaining a "not too hot, not too cold" economy. At the same time, companies continue to build substantial liquidity positions and 2005 could become a notable year for capital redeployment via mergers and acquisitions, spin offs, large stock buybacks and meaningful dividend increases. We believe those management teams who are thoughtful in the execution of this process will provide the most rewarding returns to shareholders. Fortunately, our investment process is dedicated to ferreting out these types of companies and we anticipate another year of interesting opportunities.

Sincerely,

CRM Funds

      /s/ Ronald H. McGlynn               /s/ Robert J. Christian

      Ronald H. McGlynn                   Robert J. Christian
      President and CEO                   President
      Cramer Rosenthal McGlynn, LLC       WT Mutual Fund


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                                                                  THE CRM FUNDS

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During the period certain fees and expenses were waived by the Funds' service providers. Without these waivers total returns would have been lower. Additional performance figures for the Funds can be found in the Comparison of Change section of this report.

The views in this report were those of the Fund's managers as of December 31, 2004 and may not reflect the views of the managers on the date that this report is first published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Fund and do not constitute investment advice.

You should consider the investment objectives, risks, charges and expenses of the CRM Funds carefully before investing. A prospectus with this and other information may be obtained at www.crmfunds.com or at (800) CRM-2883. The prospectus should be read carefully before investing.

Distributed by Professional Funds Distributor, LLC. See Financial Highlights.


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                                                                  THE CRM FUNDS

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CRM SMALL CAP VALUE FUND
COMPARISON OF CHANGE
DECEMBER 31, 2004
================================================================================


The following information compares the Investor Shares of the CRM Small Cap Value Fund ("Fund") with the performance of the Russell 2000 Index and Russell 2000 Value Index since the Fund's inception on 10/1/95. The Russell 2000 Index is an unmanaged, capitalization weighted index of 2,000 small capitalization U.S. companies. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to book ratios and lower forecasted growth values. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The performance in the below table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

Investments in small cap securities are subject to risks due to small cap companies being more vulnerable than larger companies to adverse business or economic developments. Small cap securities also may be less liquid and more volatile than securities of larger companies.

     CRM SMALL CAP VALUE vs RUSSELL 2000 INDEX AND RUSSELL 2000 VALUE INDEX*

                                                   Average Annual
                                      ---------------------------------------
                                        Six                           Since
                                      Months    1 Year    5 Year   Inception**
                                      ------    ------    ------   -----------
Small Cap Value Fund ...............   9.01%    17.82%    16.45%      15.48%
Russell 2000 Index .................  10.83%    18.33%     6.61%       9.78%
Russell 2000 Value Index ...........  13.37%    22.25%    17.23%      14.00%

---------------
* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883.

An investment in the Fund is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risks including a possible loss of the principal amount invested.

The performance in the above chart does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.


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                                                                  THE CRM FUNDS

                                       7

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CRM SMALL/MID CAP VALUE FUND
COMPARISON OF CHANGE
DECEMBER 31, 2004
================================================================================


The following information compares the Investor Shares of the CRM Small/Mid Cap Value Fund ("Fund") with the performance of the Russell 2500 Value Index and Russell 2500 Index since the Fund's inception on 9/1/04. The Russell 2500 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index measures the performance of the 2500 smallest companies in the Russell 3000 Value Index. An individual can not directly invest in an index. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The performance in the below table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

Investments in small cap securities are subject to risks due to small cap companies being more vulnerable than larger companies to adverse business or economic developments. Small cap securities also may be less liquid and more volatile than securities of larger companies.

              CRM SMALL/MID CAP VALUE VS RUSSELL 2500 VALUE INDEX*


                                                        Since Inception(1)
                                                        ------------------
Small/Mid Cap Value Fund** ..........................        16.50%
Russell 2500 Value Index ............................        17.23%

---------------
(1) Cumulative return since inception
* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883.

An investment in the Fund is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risks including a possible loss of the principal amount invested.

The performance in the above chart does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.


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                                                                  THE CRM FUNDS

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CRM MID CAP VALUE FUND
COMPARISON OF CHANGE
DECEMBER 31, 2004

================================================================================

The following information compares the Investor Shares of the CRM Mid Cap Value Fund ("Fund") with the performance of the Russell MidCap Index and Russell MidCap Value Index since the Fund's inception on 9/20/00. The Russell MidCap Index measures the performance of 800 of the smallest companies in the Russell 1000 Index, which is an unmanaged index, capitalization weighted index of 1,000 large capitalization U.S. companies. The Russell MidCap Value Index measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The performance in the below table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

   CRM MID CAP VALUE VS RUSSELL MIDCAP INDEX AND RUSSELL MIDCAP VALUE INDEX*

                                               Average Annual Total Return
                                              ------------------------------
                                                Six                 Since
                                              Months    1 Year   Inception**
                                              ------    ------   -----------
Mid Cap Value Fund.........................   13.14%    24.65%      17.85%
Russell MidCap Index.......................   12.70%    20.22%       6.23%
Russell MidCap Value Index.................   15.43%    23.71%      14.07%

---------------
* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883.

An investment in the Fund is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risks including a possible loss of the principal amount invested.

The performance in the above chart does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.


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                                                                  THE CRM FUNDS

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CRM LARGE CAP VALUE FUND
COMPARISON OF CHANGE
DECEMBER 31, 2004

================================================================================


The following information compares the Investor Shares of the CRM Large Cap Value Fund ("Fund") with the performance of the Standard and Poor's 500 Composite Index ("S&P 500") and Russell 1000 Value Index since the Fund's inception on 8/25/98. The S&P 500 and Russell 1000 Value Index are unmanaged stock market indices and reflect the reinvestment of dividends. The indices exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. The performance in the below table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results.

       CRM LARGE CAP VALUE VS S&P 500 INDEX AND RUSSELL 1000 VALUE INDEX*

                                              Average Annual Total Return
                                        --------------------------------------
                                          Six                          Since
                                        Months    1 Year    5 Year   Inception
                                        ------    ------    ------   ---------
Large Cap Value Fund** ...............   9.98%    14.55%    2.74%      3.56%
S&P 500 Index ........................   8.31%    10.88%    -2.30%     5.35%
Russell 1000 Value Index .............  12.08%    16.49%    5.27%      6.93%

---------------
* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883.

An investment in the Fund is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risks including a possible loss of the principal amount invested.

The performance in the above chart does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.


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                                                                  THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
EXPENSE DISCLOSURE

================================================================================


DISCLOSURE OF FUND EXPENSES


The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrates your Fund's costs in two ways.

   o ACTUAL FUND RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

   o HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

EXPENSE TABLES


                                                           Beginning      Ending                  Expenses
                                                            Account      Account     Annualized     Paid
                                                             Value        Value       Expense      During
                                                            7/01/04      12/31/04     Ratio(1)     Period*
                                                           ---------    ---------    ----------   --------
CRM Small Cap Value Fund - Investor Shares
Actual Fund Return .....................................   $1,000.00    $1,090.10       1.21%       $6.37
Hypothetical 5% Return .................................   $1,000.00    $1,018.90       1.21%       $6.16


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                                                                  THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
EXPENSE DISCLOSURE (CONTINUED)

================================================================================




                                                                             Beginning      Ending                  Expenses
                                                                              Account      Account     Annualized     Paid
                                                                               Value        Value       Expense      During
                                                                              7/01/04      12/31/04     Ratio(1)     Period*
                                                                             ---------    ---------    ----------   --------
CRM Small/Mid Cap Value Fund - Investor Shares
Actual Fund Return .......................................................   $1,000.00    $1,165.00       1.50%       $8.19
Hypothetical 5% Return ...................................................   $1,000.00    $1,017.44       1.50%       $7.63

CRM Mid Cap Value Fund - Investor Shares
Actual Fund Return .......................................................   $1,000.00    $1,131.40       1.20%       $6.45
Hypothetical 5% Return ...................................................   $1,000.00    $1,018.95       1.20%       $6.11

CRM Large Cap Value Fund - Investor Shares
Actual Fund Return .......................................................   $1,000.00    $1,099.80       1.42%       $7.52
Hypothetical 5% Return ...................................................   $1,000.00    $1,017.84       1.42%       $7.22

---------------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(1) The CRM Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund and Large Cap Value Fund each currently invests 100% of their investable assets in a corresponding series of WT Investment Trust I. The "Annualized Expense Ratio" includes expenses allocated from their respective series.


--------------------------------------------------------------------------------
                                                                  THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
DISCLOSURE OF PORTFOLIO HOLDINGS

================================================================================


PORTFOLIO HOLDINGS
DECEMBER 31, 2004

The CRM Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund and Large Cap Value Fund each currently invests 100% of their investable assets in a corresponding series of WT Investment Trust I. The following tables present the portfolio holdings of each of the corresponding series of the WT Investment Trust I as a percent of their total investments.

SMALL CAP VALUE FUND

Common Stock
 Manufacturing ...........................................   27.9%
 Services ................................................   13.7
 Wholesale & Retail Trade ................................   12.1
 Finance & Insurance .....................................   11.8
 Computer Services .......................................    5.1
 REIT's ..................................................    3.9
 Communication & Broadcasting ............................    3.6
 Technology ..............................................    3.2
 Consumer Discretionary ..................................    3.0
 Electric, Gas, Water & Utilities ........................    2.8
 Transportation ..........................................    2.8
 Oil & Gas ...............................................    2.5
 Healthcare ..............................................    2.4
 Entertainment & Leisure .................................    1.6
 Aerospace ...............................................    1.1
Short-Term Investments ...................................    1.9
U.S. Treasury Obligations ................................    0.6
                                                            -----
                                                            100.0%
                                                            =====



--------------------------------------------------------------------------------
                                                                  THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
DISCLOSURE OF PORTFOLIO HOLDINGS (CONTINUED)

================================================================================


SMALL/MID CAP VALUE FUND

Common Stock
 Manufacturing ...................................................    30.1%
 Finance & Insurance .............................................    17.9
 Wholesale & Retail Trade ........................................     8.7
 Services ........................................................     7.2
 Electric, Gas, Water & Utilities ................................     5.6
 Aerospace & Defense .............................................     4.2
 Oil & Gas .......................................................     4.1
 Entertainment & Leisure .........................................     3.1
 Communication & Broadcasting ....................................     2.9
 Transportation ..................................................     2.0
 Technology ......................................................     1.8
 Healthcare ......................................................     1.8
 Consumer Products ...............................................     1.7
 Computer Services ...............................................     1.4
 Real Estate .....................................................     1.3
Short-Term Investments ...........................................     3.6
U.S. Treasury Obligations ........................................     2.6
                                                                     -----
                                                                     100.0%
                                                                     =====

MID CAP VALUE FUND

Common Stock
 Manufacturing ...................................................    25.4%
 Finance & Insurance .............................................    19.5
 Services ........................................................     8.1
 Transportation ..................................................     7.0
 Wholesale & Retail Trade ........................................     6.7
 Electric, Gas, Water & Utilities ................................     6.1
 Oil & Gas .......................................................     4.6
 Healthcare ......................................................     4.2
 Consumer Products ...............................................     3.4
 Technology ......................................................     1.9
 Aerospace & Defense .............................................     1.7
 Entertainment & Leisure .........................................     1.4
 Communication & Broadcasting ....................................     1.4
 Computer Services ...............................................     0.9
Short-Term Investments ...........................................     5.0
U.S. Treasury Obligations ........................................     2.7
                                                                     -----
                                                                     100.0%
                                                                     =====


--------------------------------------------------------------------------------
                                                                  THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
DISCLOSURE OF PORTFOLIO HOLDINGS (CONTINUED)

================================================================================


LARGE CAP VALUE FUND

Common Stock
 Finance & Insurance ...........................................    29.0%
 Manufacturing .................................................    16.5
 Wholesale & Retail Trade ......................................    12.6
 Oil & Gas .....................................................    10.2
 Technology ....................................................     9.4
 Aerospace & Defense ...........................................     6.8
 Entertainment & Leisure .......................................     4.0
 Services ......................................................     2.9
 Electric, Gas, Water & Utilities ..............................     2.8
 Transportation ................................................     2.7
 Healthcare ....................................................     1.8
Short-Term Investments .........................................     1.3
                                                                   -----
                                                                   100.0%
                                                                   =====

DISCLOSURE OF PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For the CRM Funds, this would be for the fiscal quarters ending September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The CRM Funds filed its first Form N-Q with the SEC on November 29, 2004. It is available upon request, without charge, by visiting the SEC's website at http:// www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).


--------------------------------------------------------------------------------
                                                                  THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER  31, 2004

================================================================================



                                                                         SMALL CAP      SMALL/MID CAP      MID CAP       LARGE CAP
                                                                         VALUE FUND      VALUE FUND       VALUE FUND     VALUE FUND
                                                                        ------------    -------------    ------------   -----------
ASSETS
 Investment in Series, at value .....................................   $759,301,783      $7,735,457     $988,750,863   $17,125,073
 Receivable for Fund shares sold ....................................      4,997,675              --       10,115,727            --
 Receivable for investment in Series withdrawn ......................        421,121              --          299,661            --
 Other assets .......................................................          5,730          35,178              449           386
                                                                        ------------      ----------     ------------   -----------
Total assets ........................................................    764,726,309       7,770,635      999,166,700    17,125,459
                                                                        ------------      ----------     ------------   -----------
LIABILITIES
 Payable for Fund shares redeemed ...................................        421,121              --          299,661            --
 Payable for investment in Series ...................................      4,997,675              --       10,115,727            --
 Accrued expenses ...................................................        137,070           4,638           77,402         7,011
                                                                        ------------      ----------     ------------   -----------
Total liabilities ...................................................      5,555,866           4,638       10,492,790         7,011
                                                                        ------------      ----------     ------------   -----------
NET ASSETS ..........................................................   $759,170,443      $7,765,997     $988,673,910   $17,118,448
                                                                        ============      ==========     ============   ===========
COMPONENTS OF NET ASSETS
 Paid in Capital ....................................................   $586,058,100      $6,808,641     $841,609,801   $15,374,147
 Undistributed net investment income
   (accumulated loss)................................................       (644,663)         (6,598)         (19,192)       80,030
 Accumulated net realized gain (loss) on
   investments.......................................................     10,283,139         167,099       16,862,471    (1,927,063)
 Net unrealized appreciation on investments .........................    163,473,867         796,855      130,220,830     3,591,334
                                                                        ------------      ----------     ------------   -----------
NET ASSETS ..........................................................   $759,170,443      $7,765,997     $988,673,910   $17,118,448
                                                                        ============      ==========     ============   ===========
NET ASSETS BY SHARE CLASS
 Investor Shares ....................................................   $295,618,376      $3,804,053     $367,734,082   $17,118,448
 Institutional Shares ...............................................    463,552,067       3,961,944      611,935,497            --
 Retail Shares ......................................................             --              --        9,004,331            --
                                                                        ------------      ----------     ------------   -----------
NET ASSETS ..........................................................   $759,170,443      $7,765,997     $988,673,910   $17,118,448
                                                                        ============      ==========     ============   ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING
 ($0.01 par value, unlimited authorized shares)
 Investor Shares ....................................................     11,238,846         326,563       14,322,041     1,415,725
 Institutional Shares ...............................................     17,111,067         339,823       23,548,217            --
 Retail Shares ......................................................             --              --          349,929            --
NET ASSET VALUE (OFFERING PRICE AND
 REDEMPTION PRICE) PER SHARE
 Investor Shares ....................................................         $26.30          $11.65           $25.68        $12.09
 Institutional Shares ...............................................         $27.09          $11.66           $25.99            --
 Retail Shares ......................................................             --              --           $25.73            --

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                           THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2004

================================================================================




                                                                            SMALL CAP     SMALL/MID CAP      MID CAP      LARGE CAP
                                                                            VALUE FUND    VALUE FUND(1)     VALUE FUND    VALUE FUND
                                                                           -----------    -------------    -----------   ----------
NET INVESTMENT INCOME (LOSS) FROM SERIES
 Dividends (net of foreign tax withheld) ...............................   $ 2,628,538       $ 18,369      $ 5,644,921   $  190,486
 Interest ..............................................................       187,766          2,511          409,490        2,599
 Securities Lending ....................................................        31,020             --           45,255          746
 Expenses ..............................................................    (2,876,437)       (25,273)      (2,833,114)     (57,503)
                                                                           -----------       --------      -----------   ----------
   Net investment income (loss) from Series.............................       (29,113)        (4,393)       3,266,552      136,328
                                                                           -----------       --------      -----------   ----------
EXPENSES
 Shareholder services -- Investor Shares ...............................       340,184          2,086          263,063       19,480
 Shareholder services -- Retail Shares .................................            --             --            8,105           --
 Administration and accounting fees ....................................        30,420         18,220           38,024       22,815
 Transfer agent fees ...................................................       107,732          2,536           87,044        4,036
 Professional fees .....................................................        28,524          3,205           23,648        5,162
 Registration fees .....................................................        34,372         24,970           41,380       16,317
 Trustee fees and expenses .............................................         7,082          3,142            6,411        6,055
 Compliance services ...................................................        11,623            108           12,548          273
 Distribution fees -- Retail Shares ....................................            --             --            4,863           --
 Shareholder reports ...................................................        26,755          7,954           27,462          159
 Miscellaneous .........................................................        25,830          1,717           13,116        1,851
                                                                           -----------       --------      -----------   ----------
Total expenses .........................................................       612,522         63,938          525,664       76,148
 Expenses reimbursed ...................................................            --        (43,513)              --      (15,210)
 Administration and accounting fees waived -- Investor .................            --         (8,235)              --       (7,605)
 Administration and accounting fees waived -- Institutional ............            --         (9,985)              --           --
 Administration and accounting fees waived -- Retail ...................            --             --           (7,605)          --
                                                                           -----------       --------      -----------   ----------
   Net expenses.........................................................       612,522          2,205          518,059       53,333
                                                                           -----------       --------      -----------   ----------
NET INVESTMENT INCOME (LOSS)                                                  (641,635)        (6,598)       2,748,493       82,995
                                                                           -----------       --------      -----------   ----------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS FROM SERIES
 Net realized gain (loss) from investments .............................    20,762,051        167,099       23,356,579     (230,001)
 Net change in unrealized appreciation (depreciation)
   of investments.......................................................    40,915,828        796,855       73,759,059    1,708,646
                                                                           -----------       --------      -----------   ----------
Net realized and unrealized gain on investments from Series ............    61,677,879        963,954       97,115,638    1,478,645
                                                                           -----------       --------      -----------   ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.............................................   $61,036,244       $957,356      $99,864,131   $1,561,640
                                                                           ===========       ========      ===========   ==========

---------------
(1) For the period September 1, 2004 (commencement of operations) through December 31, 2004.


--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.                                           THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

================================================================================

                                                        SMALL CAP VALUE FUND
                                                   ----------------------------
                                                    SIX-MONTH
                                                   PERIOD ENDED
                                                   DECEMBER 31,     YEAR ENDED
                                                      2004           JUNE 30,
                                                   (UNAUDITED)         2004
                                                  ------------    -------------
NET ASSETS -- BEGINNING OF PERIOD ..............  $643,778,580    $ 379,250,902
                                                  ------------    -------------
OPERATIONS
 Net investment loss ...........................      (641,635)      (2,294,003)
 Net realized gain from investments ............    20,762,051       75,953,310
 Net change in unrealized appreciation
  (depreciation) of investments.................    40,915,828       60,856,357
                                                  ------------    -------------
   Net increase in net assets resulting from
    operations..................................    61,036,244      134,515,664
                                                  ------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net realized gain on investments --
  Investor Shares...............................   (24,506,720)              --
 Net realized gain on investments --
  Institutional Shares..........................   (37,144,937)              --
                                                  ------------    -------------
    Total distributions to shareholders ........   (61,651,657)              --
                                                  ------------    -------------
CAPITAL SHARE TRANSACTIONS
 Sale of shares -- Investor Shares .............    26,732,624      158,626,199
 Sale of shares -- Institutional Shares ........    90,610,167      143,309,775
 Reinvestment of distributions --
  Investor Shares...............................    22,907,167               --
 Reinvestment of distributions --
  Institutional Shares..........................    33,187,471               --
 Redemptions of shares -- Investor Shares ......   (35,587,848)    (120,961,737)
 Redemptions of shares -- Institutional Shares .   (21,842,305)     (50,962,223)
                                                  ------------    -------------
   Net increase from capital share transactions.   116,007,276      130,012,014
                                                  ------------    -------------
   Total increase in net assets.................   115,391,863      264,527,678
                                                  ------------    -------------
NET ASSETS -- END OF PERIOD ....................  $759,170,443    $ 643,778,580
                                                  ============    =============
UNDISTRIBUTED NET INVESTMENT INCOME
  (ACCUMULATED LOSS)............................  $   (644,663)   $      (3,028)
                                                  ============    =============

CAPITAL SHARE TRANSACTIONS                           SHARES           SHARES
                                                  ------------    -------------
 Sale of shares -- Investor Shares .............     1,035,522        6,616,151
 Sale of shares -- Institutional Shares ........     3,312,976        5,667,567
 Reinvestment of distributions --
  Investor Shares...............................       889,253               --
 Reinvestment of distributions --
  Institutional Shares..........................     1,250,941               --
 Redemptions of shares -- Investor Shares ......    (1,397,765)      (5,076,318)
 Redemptions of shares -- Institutional Shares .      (834,687)      (2,067,724)
                                                  ------------    -------------
   Net increase in shares.......................     4,256,240        5,139,676
                                                  ============    =============


--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                           THE CRM FUNDS

THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                           SMALL/MID CAP
                                                             VALUE FUND
                                                           ------------
                                                          FOR THE PERIOD
                                                            SEPTEMBER 1,
                                                               2004(1)
                                                              THROUGH
                                                            DECEMBER 31,
                                                                2004
                                                            (UNAUDITED)
                                                            -----------
NET ASSETS -- BEGINNING OF PERIOD                           $       --
                                                            ----------
OPERATIONS
 Net investment loss ...................................        (6,598)
 Net realized gain from investments ....................       167,099
 Net change in unrealized appreciation (depreciation)
  of investments........................................       796,855
                                                            ----------
   Net increase in net assets resulting from operations.       957,356
                                                            ----------
CAPITAL SHARE TRANSACTIONS
 Sale of shares -- Investor Shares .....................     3,509,672
 Sale of shares -- Institutional Shares ................     3,400,072
 Redemptions of shares -- Investor Shares ..............       (99,503)
 Redemptions of shares -- Institutional Shares .........        (1,600)
                                                            ----------
   Net increase from capital share transactions.........     6,808,641
                                                            ----------
   Total increase in net assets.........................     7,765,997
                                                            ----------
NET ASSETS -- END OF PERIOD ............................    $7,765,997
                                                            ==========
Undistributed net investment income (accumulated loss) .    $   (6,598)
                                                            ==========

CAPITAL SHARE TRANSACTIONS                                    Shares
                                                            ----------
 Sale of shares -- Investor Shares .....................       336,493
 Sale of shares -- Institutional Shares ................       339,966
 Redemptions of shares -- Investor Shares ..............        (9,930)
 Redemptions of shares -- Institutional Shares .........          (143)
                                                            ----------
   Net increase in shares...............................       666,386
                                                            ==========

---------------
(1)   Commencement of operations.


--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.                                           THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

================================================================================


                                                        MID CAP VALUE FUND
                                                    ---------------------------
                                                     SIX-MONTH
                                                    PERIOD ENDED
                                                    DECEMBER 31,    YEAR ENDED
                                                        2004         JUNE 30,
                                                     (UNAUDITED)       2004
                                                    ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD ...............   $479,687,694   $169,221,991
                                                    ------------   ------------
OPERATIONS
 Net investment income ..........................      2,748,493        252,458
 Net realized gain from investments .............     23,356,579     44,458,501
 Net change in unrealized appreciation
  (depreciation) of investments..................     73,759,059     33,851,877
                                                    ------------   ------------
   Net increase in net assets resulting from
     operations..................................     99,864,131     78,562,836
                                                    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income -- Investor Shares .......     (1,062,796)       (71,306)
 Net investment income -- Institutional Shares ..     (1,927,595)      (214,919)
 Net investment income -- Retail Shares .........        (28,627)        (3,117)
 Net realized gain on investments --
  Investor Shares................................    (12,703,403)            --
 Net realized gain on investments --
  Institutional Shares...........................    (23,040,169)            --
 Net realized gain on investments --
  Retail Shares..................................       (342,169)            --
                                                    ------------   ------------
   Total distributions to shareholders...........    (39,104,759)      (289,342)
                                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS
 Sale of shares -- Investor Shares ..............    225,767,625     83,504,881
 Sale of shares -- Institutional Shares .........    248,166,056    182,725,983
 Sale of shares -- Retail Shares ................      3,108,889      4,368,932
 Reinvestment of distributions --
  Investor Shares................................     11,858,686         34,679
 Reinvestment of distributions --
  Institutional Shares...........................     20,745,791        187,947
 Reinvestment of distributions -- Retail Shares .        370,795          3,117
 Redemptions of shares -- Investor Shares .......    (26,142,418)    (8,814,459)
 Redemptions of shares -- Institutional Shares ..    (35,290,309)   (29,277,156)
 Redemptions of shares -- Retail Shares .........       (358,271)      (541,715)
                                                    ------------   ------------
   Net increase from capital share transactions..    448,226,844    232,192,209
                                                    ------------   ------------
   Total increase in net assets..................    508,986,216    310,465,703
                                                    ------------   ------------
NET ASSETS -- END OF PERIOD .....................   $988,673,910   $479,687,694
                                                    ============   ============
Undistributed net investment income
  (accumulated loss).............................   $    (19,192)  $    251,332
                                                    ============   ============

CAPITAL SHARE TRANSACTIONS                             SHARES         SHARES
                                                    ------------   ------------
 Sale of shares -- Investor Shares ..............      9,200,276      3,768,236
 Sale of shares -- Institutional Shares .........     10,140,982      8,314,955
 Sale of shares -- Retail Shares ................        126,898        204,776
 Reinvestment of distributions --
  Investor Shares...............................         468,168          1,670
 Reinvestment of distributions --
  Institutional Shares..........................         809,118          8,993
 Reinvestment of distributions -- Retail Shares .         14,604            150
 Redemptions of shares -- Investor Shares .......     (1,119,681)      (418,995)
 Redemptions of shares -- Institutional Shares ..     (1,475,043)    (1,363,056)
 Redemptions of shares -- Retail Shares .........        (15,510)       (25,024)
                                                    ------------   ------------
   Net increase in shares........................     18,149,812     10,491,705
                                                    ============   ============

--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.                                           THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

================================================================================

                                                        LARGE CAP VALUE FUND
                                                     --------------------------
                                                      SIX-MONTH
                                                     PERIOD ENDED
                                                     DECEMBER 31,    YEAR ENDED
                                                         2004         JUNE 30,
                                                     (UNAUDITED)        2004
                                                     ------------   -----------
NET ASSETS -- BEGINNING OF PERIOD ................   $14,634,583    $ 8,775,563
                                                     -----------    -----------
OPERATIONS
 Net investment income ...........................        82,995         54,268
 Net realized gain (loss) from investments .......      (230,001)       250,941
 Net change in unrealized appreciation
  (depreciation) of investments...................     1,708,646      1,487,912
                                                     -----------    -----------
   Net increase in net assets resulting from
     operations...................................     1,561,640      1,793,121
                                                     -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income -- Investor Shares ........       (57,166)       (29,744)
                                                     -----------    -----------
    Total distributions to shareholders ..........       (57,166)       (29,744)
                                                     -----------    -----------
CAPITAL SHARE TRANSACTIONS
 Sale of shares -- Investor Shares ...............     1,868,367      5,435,653
 Reinvestment of distributions -- Investor Shares         43,371         23,314
 Redemptions of shares -- Investor Shares ........      (932,347)    (1,363,324)
                                                     -----------    -----------
   Net increase from capital share transactions...       979,391      4,095,643
                                                     -----------    -----------
   Total increase in net assets...................     2,483,865      5,859,020
                                                     -----------    -----------
NET ASSETS -- END OF PERIOD                          $17,118,448    $14,634,583
                                                     ===========    ===========
Undistributed net investment income ..............   $    80,030    $    54,201
                                                     ===========    ===========

CAPITAL SHARE TRANSACTIONS                              SHARES         SHARES
                                                     -----------    -----------
 Sale of shares -- Investor Shares ...............       166,461        534,127
 Reinvestment of distributions -- Investor Shares          3,623          2,272
 Redemptions of shares -- Investor Shares ........       (81,727)      (129,353)
                                                     -----------    -----------
   Net increase in shares.........................        88,357        407,046
                                                     ===========    ===========



--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.                                           THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
================================================================================



The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.


                                                                             SMALL CAP VALUE FUND -- INVESTOR SHARES
                                                              ---------------------------------------------------------------------
                                                               SIX-MONTH
                                                             PERIOD ENDED
                                                              DECEMBER 31,            FOR THE FISCAL YEARS ENDED JUNE 30,
                                                                 2004        ------------------------------------------------------
                                                              (UNAUDITED)      2004       2003        2002        2001       2000+
                                                               --------      --------   --------    --------    --------   --------
Net asset value -- Beginning of Period ...................     $  26.34      $  19.77   $  21.00    $  21.93    $  16.26   $  14.94
                                                               --------      --------   --------    --------    --------   --------
Investment operations:
 Net investment income (loss) ............................        (0.05)(a)     (0.14)(a)  (0.07)(a)   (0.01)(a)    0.10      (0.13)
 Net realized and unrealized gain (loss) on investments ..         2.37          6.71      (0.52)       0.66        6.40       1.45
                                                               --------      --------   --------    --------    --------   --------
Total from investment operations .........................         2.32          6.57      (0.59)       0.65        6.50       1.32
                                                               --------      --------   --------    --------    --------   --------
Distributions to shareholders:
 From net investment income ..............................           --            --      (0.02)      (0.10)      (0.02)        --
 From net realized gain on investments ...................        (2.36)           --      (0.62)      (1.48)      (0.81)        --
                                                               --------      --------   --------    --------    --------   --------
Total distributions to shareholders ......................        (2.36)           --      (0.64)      (1.58)      (0.83)        --
                                                               --------      --------   --------    --------    --------   --------
Net asset value -- End of Period .........................     $  26.30      $  26.34   $  19.77    $  21.00    $  21.93   $  16.26
                                                               ========      ========   ========    ========    ========   ========
Total Return .............................................        9.01%(c)     33.23%    (2.26)%       3.21%      41.67%      8.84%

Ratios /Supplemental Data(b)

Ratios to average net assets:
 Expenses ................................................        1.21%(d)      1.22%      1.27%       1.26%       1.28%      1.42%
 Net investment income (loss) ............................       (0.36)(d)    (0.58)%    (0.39)%     (0.05)%       0.66%    (0.88)%
Portfolio turnover rate ..................................          43%(c)        77%        74%         61%         90%        96%
Net assets at end of period (000's omitted) ..............     $295,618      $282,119   $181,296    $215,820    $134,778   $ 69,351

---------------
+ Effective November 1, 1999, The CRM Funds -- Small Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund -- CRM Small Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a) The net investment loss per share was calculated using average shares outstanding method.
(b) Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I -- Small Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(c) Not Annualized.
(d) Annualized.


--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.                                           THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
================================================================================
                                                               SMALL/MID CAP
                                                               VALUE FUND --
                                                              INVESTOR SHARES
                                                           ---------------------
                                                               FOR THE PERIOD
                                                           SEPTEMBER 1, 2004 (A)
                                                                  THROUGH
                                                                12/31/2004
                                                                (UNAUDITED)
                                                           ---------------------
Net asset value -- Beginning of Period .................          $  10.00
                                                                  --------
Investment operations:
 Net investment income (loss) ..........................             (0.03)(b)
 Net realized and unrealized gain on investments .......              1.68
                                                                  --------
   Total from investment operations ....................              1.65
                                                                  --------
Distributions to shareholders:
 From net investment income ............................                --
   From net realized gain on investments ...............                --
                                                                  --------
   Total distributions to shareholders .................                --
                                                                  --------
Net asset value -- End of Period .......................          $  11.65
                                                                  ========
Total Return ...........................................            16.50%(c)
Ratios /Supplemental Data
Ratios to average net assets:
   Expenses, including reimbursement/waiver ............             1.50%(d)
   Expenses, excluding reimbursement/waiver ............             4.46%(d)
   Net investment income (loss), including
     reimbursement/waiver...............................           (0.39)%(d)
Portfolio turnover rate ................................               37%(c)
Net assets at end of period (000's omitted) ............          $  3,804

---------------
(a) Commencement of operations.
(b) The net investment loss per share was calculated using average shares outstanding method.
(c) Not Annualized.
(d) Annualized.


--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.                                           THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS

================================================================================

                                                                                  MID CAP VALUE FUND -- INVESTOR SHARES
                                                                     --------------------------------------------------------------

                                                                      SIX-MONTH
                                                                     PERIOD ENDED
                                                                     DECEMBER 31,       FOR THE FISCAL YEARS ENDED
                                                                         2004        -------------------------------     JUNE 30,
                                                                     (UNAUDITED)      2004        2003        2002        2001(a)
                                                                     ------------   --------    --------    --------   ------------
Net asset value -- Beginning of Period...........................      $  23.73     $  17.57    $  17.85    $  18.15      $ 14.84
                                                                       --------     --------    --------    --------      -------
Investment operations:
 Net investment income (loss)....................................          0.09        (0.02)(b)    0.01       (0.04)(b)     0.07
 Net realized and unrealized gain (loss) on investments..........          3.01         6.20       (0.21)       0.92         3.87
                                                                       --------     --------    --------    --------      -------
   Total from investment operations..............................          3.10         6.18       (0.20)       0.88         3.94
                                                                       --------     --------    --------    --------      -------
Distributions to shareholders:
 From net investment income......................................         (0.09)       (0.02)         --       (0.03)       (0.06)
 From net realized gain on investments...........................         (1.06)          --       (0.08)      (1.15)       (0.57)
                                                                       --------     --------    --------    --------      -------
   Total distributions to shareholders...........................         (1.15)       (0.02)      (0.08)      (1.18)       (0.63)
                                                                       --------     --------    --------    --------      -------
Net asset value -- End of Period.................................      $  25.68     $  23.73    $  17.57    $  17.85      $ 18.15
                                                                       ========     ========    ========    ========      =======
Total Return.....................................................        13.14%(c)    35.22%     (1.07)%       4.82%       27.30%(c)
Ratios /Supplemental Data(e)
Ratios to average net assets:
 Expenses, including reimbursement/waiver........................         1.20%(d)     1.28%       1.37%       1.37%        1.50%(d)
 Expenses, excluding reimbursement/waiver........................         1.20%(d)     1.28%       1.40%       1.43%        1.88%(d)
 Net investment income (loss), including reimbursement/waiver....         0.72%(d)   (0.10)%       0.04%     (0.25)%        0.31%(d)
Portfolio turnover rate..........................................           64%(c)      152%        142%        143%         163%
Net assets at end of period (000's omitted)......................      $367,734     $136,994    $ 42,554    $ 48,086      $11,954

---------------
(a) For the period September 20, 2000 (inception of Investor Share class) through June 30, 2001.
(b) The net investment loss per share was calculated using average shares outstanding method.
(c) Not Annualized.
(d) Annualized.
(e) The ratios to average net assets include expenses allocated from the WT Investment Trust I -- Mid Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.


--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.                                           THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS

================================================================================


                                                                              LARGE CAP VALUE FUND -- INVESTOR SHARES
                                                                ------------------------------------------------------------------
                                                                  SIX-MONTH
                                                                PERIOD ENDED
                                                                DECEMBER 31,            FOR THE FISCAL YEARS ENDED JUNE 30,
                                                                    2004       --------------------------------------------------
                                                                 (UNAUDITED)     2004     2003       2002        2001     2000+
                                                                ------------   -------   ------    ---------    ------   --------
Net asset value -- Beginning of Period .......................   $ 11.03       $  9.54   $ 9.50    $   12.60    $11.63   $  12.17
                                                                 -------       -------   ------    ---------    ------   --------
Investment operations:
 Net investment income .......................................      0.06          0.05     0.04         0.01      0.03         --(a)
 Net realized and unrealized gain (loss) on investments ......      1.04          1.46     0.01        (3.08)     0.95      (0.37)
                                                                 -------       -------   ------    ---------    ------   --------
   Total from investment operations...........................      1.10          1.51     0.05        (3.07)     0.98      (0.37)
                                                                 -------       -------   ------    ---------    ------   --------
Distributions to shareholders:
 From net investment income ..................................     (0.04)        (0.02)   (0.01)       (0.03)    (0.01)        --(a)
 From net realized gain on investments .......................        --            --       --           --        --      (0.17)
                                                                 -------       -------   ------    ---------    ------   --------
   Total distributions to shareholders........................     (0.04)        (0.02)   (0.01)       (0.03)    (0.01)     (0.17)
                                                                 -------       -------   ------    ---------    ------   --------
Net asset value -- End of Period .............................   $ 12.09       $ 11.03   $ 9.54    $    9.50    $12.60   $  11.63
                                                                 -------       -------   ------    ---------    ------   --------
Total Return .................................................     9.98%(c)     15.90%    0.53%     (24.42)%     8.43%    (2.85)%

Ratios /Supplemental Data(b)

Ratios to average net assets:
 Expenses, including reimbursement/waiver ....................     1.42%(d)      1.49%    1.50%        1.50%     1.50%      1.44%
 Expenses, excluding reimbursement/waiver ....................     1.71%(d)      1.97%    2.90%        2.36%     2.28%      2.35%
 Net investment income, including reimbursement/waiver .......     1.07%(d)      0.45%    0.49%        0.09%     0.24%      0.05%
Portfolio turnover rate ......................................        9%(c)        26%      87%         100%      109%       136%
Net assets at end of period (000's omitted) ..................   $17,118       $14,635   $8,776    $   6,828    $7,817   $  7,941

---------------
+ Effective November 1, 1999, The CRM Funds -- Large Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund -- CRM Large Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a) Less than $0.01 per share.
(b) Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I -- Large Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(c) Not Annualized.
(d) Annualized.


--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.                                           THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

================================================================================


1. DESCRIPTION OF THE FUND. CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, and CRM Large Cap Value Fund (each a "Fund" and collectively the "Funds") are series of WT Mutual Fund (the "Company"). The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a portfolio that is separate and distinct from the shares in any other portfolio and to further divide shares of any portfolio into one or more separate and distinct classes of shares. These financial statements and related notes pertain only to the Funds. Information regarding other series of the Company are contained in separate reports to their shareholders.

     The Funds offer three classes of shares: Investor Shares, Institutional Shares and Retail Shares. Institutional Shares are offered only to those investors who invest in the Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor and Retail Shares are available to all investors and are subject to a shareholder servicing fee. Retail Shares are also subject to a l2b-1 distribution fee. Information regarding the Institutional and Retail Shares are included in separate shareholder reports.

     Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Fund (effective November 1, 1999) seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I ("Series") having the same investment objective, policies and limitations as the Fund. The performance of each Fund is directly affected by the performance of its corresponding Series. As of December 31, 2004, Small Cap Value Fund owned approximately 95% of its respective Series, Small/Mid Cap Value Fund owned approximately 100% of its respective Series, Mid Cap Value Fund owned approximately 100% of its respective Series, and Large Cap Value Fund owned approximately 24% of its respective Series. The financial statements of each Series, including its schedule of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Funds:

     Valuation of Investment in Series. Valuation of each Fund's investment in its respective Series is based on the underlying securities held by the Series. Each Fund is allocated its portion of its respective Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

     Federal Income Taxes. Each Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

     Investment Income. Each Fund records its share of the respective Series' income (loss), expenses and realized and unrealized gains and losses daily. Additionally, each Fund records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Fund's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.


--------------------------------------------------------------------------------
                                                                  THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

================================================================================


     Distributions to Shareholders. Distributions to shareholders of the Funds are declared and paid to shareholders annually.

     Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Funds do not incur an advisory fee directly, but indirectly through their investments in the Series. The investment adviser to each Series is Cramer Rosenthal McGlynn, LLC ("CRM"). Rodney Square Management Corporation ("RSMC"), an affiliate of CRM, receives a service fee of 0.006% of each Fund's average daily net assets under a Compliance, Support and Recordkeeping Services Agreement. From July 1, 2004 to September 30, 2004, RSMC also served as administrator and accounting agent to each Fund. From July 1, 2004 to September 2004, RSMC was paid $9,000, $0, $4,500, and $4,500 by the CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, and CRM Large Cap Value Fund, respectively. The fees charged to the Series are discussed in the notes to the Series' financial statements.

     The Company's Board of Trustees has adopted a Shareholder Servicing Plan which allows the Funds to obtain the services of CRM and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, each Fund pays shareholder servicing agents, including CRM, up to 0.25% of average daily net assets of the Investor Share class of the Fund, attributable to accounts for which they provide shareholder services.

     CRM has contractually agreed to reimburse certain Fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.50% of each Fund's Investor Shares average daily net assets. This undertaking will remain in place until November 1, 2010.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes.

     The tax character of distributions paid was as follows:

                                                           SMALL CAP       MID CAP     LARGE CAP
                                                             VALUE          VALUE        VALUE
                                                              FUND          FUND          FUND
                                                          -----------    -----------    -------
  For the six-month period ended December 31, 2004
  Ordinary income......................................   $32,025,886    $28,378,766    $57,166
  Long-term capital gains..............................    29,625,771     10,725,993         --
                                                          -----------    -----------    -------
                                                          $61,651,657    $39,104,759    $57,166
                                                          ===========    ===========    =======
  Year ended June 30, 2004
  Ordinary income......................................   $        --    $   289,342    $29,744
                                                          -----------    -----------    -------
   Total distributions.................................   $        --    $   289,342    $29,744
                                                          ===========    ===========    =======


--------------------------------------------------------------------------------
                                                                  THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

================================================================================


     The components of accumulated earnings (deficit) on a tax basis are determined at fiscal year-end. Accordingly, tax-basis balances have not been determined as of December 31, 2004. For Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. The Fund measures its capital loss carryforwards at its fiscal year-end. As of June 30, 2004, the Fund had capital loss carryforwards which will expire as follows:
                                                          LARGE CAP
                                                            VALUE
                                                            FUND
                                                          --------
     6/30/2008........................................    $400,862
     6/30/2011........................................     403,727
     6/30/2012........................................     887,012


5. CONTRACTUAL OBLIGATIONS. The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.


--------------------------------------------------------------------------------
                                                                  THE CRM FUNDS

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SEMI ANNUAL REPORT
DECEMBER 31, 2004 (UNAUDITED)

================================================================================

             (The following should be read in conjunction with the
                         Funds' Financial Statements.)




--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
DECEMBER 31, 2004

================================================================================

                                                               MARKET
     SHARES                                                     VALUE
------------------                                           -----------
COMMON STOCK (97.5%)
AEROSPACE (1.1%)
            200,500   DRS Technologies, Inc.* ...........    $ 8,563,355
                                                             -----------
COMMUNICATION & BROADCASTING (3.6%)
Telecommunications (3.6%)
            551,500   Emmis Communications Corp. --
                        Class A*.........................     10,583,285
            989,500   Journal Communications, Inc. --
                        Class A..........................     17,880,265

                                                             -----------
                                                              28,463,550
                                                             -----------
COMPUTER SERVICES (5.1%)
            875,450   Insight Enterprises, Inc.* ........     17,964,234
            258,600   Macromedia, Inc.* (a) .............      8,047,632
            737,400   Transaction Systems Architects,
                      Inc.* .............................     14,637,390

                                                             -----------
                                                              40,649,256
                                                             -----------
CONSUMER DISCRETIONARY (3.0%)
Casino & Gaming (2.0%)
            476,350   Isle of Capri Casinos, Inc.* ......     12,218,377
            178,950   Pinnacle Entertainment, Inc.* .....      3,539,631

                                                             -----------
                                                              15,758,008
                                                             -----------
Consumer Electronics (1.0%)
            219,650   Take-Two Interactive Software,
                        Inc.* (a)........................      7,641,624

                                                             -----------
                                                              23,399,632
                                                             -----------
ELECTRIC, GAS, WATER, & UTILITIES (2.8%)
            547,300   El Paso Electric Co.* .............     10,365,862
            506,000   Southern Union Co.* ...............     12,133,880

                                                             -----------
                                                              22,499,742
                                                             -----------
ENTERTAINMENT & LEISURE (1.6%)
            550,600   Intrawest Corp. (a) ...............     12,658,294
                                                             -----------
FINANCE & INSURANCE (11.8%)
Insurance Carriers (4.6%)
            276,400   AmerUs Group Co. (a) ..............     12,520,920
            474,200   First American Corp. ..............     16,663,388
            229,600   Midland Co. .......................      7,179,592

                                                             -----------
                                                              36,363,900
                                                             -----------
Savings, Credit, & Other Financial Institutions (6.9%)
            363,500   BankUnited Financial Corp.* .......     11,613,825
              4,800   Capital Corp. of The West .........        225,605
            308,500   Cardinal Financial Corp.* .........      3,439,775
            135,800   Cullen/Frost Bankers, Inc. ........      6,599,880
            236,500   First Midwest Bancorp, Inc. .......      8,582,585

                                                               MARKET
     SHARES                                                     VALUE
------------------                                           -----------
Savings, Credit, & Other Financial Institutions (6.9%) (continued)
            124,325   Glacier Bancorp, Inc. .............    $ 4,232,023
            472,100   KNBT Bancorp, Inc. ................      7,978,490
            135,800   Main Street Banks, Inc.* ..........      4,743,494
            421,975   The Bancorp, Inc.* ................      6,751,600

                                                             -----------
                                                              54,167,277
                                                             -----------
State & National Banks (0.3%)
            149,006   Pacific Mercantile Bancorp* .......      2,604,625

                                                             -----------
                                                              93,135,802
                                                             -----------
HEALTHCARE (2.4%)
            576,600   Apria Healthcare Group, Inc.* (a) .     18,998,970
                                                             -----------
MANUFACTURING (27.9%)
Auto Parts & Equipment (3.3%)
            195,450   Sauer-Danfoss, Inc. ...............      4,262,765
            775,600   Tenneco Automotive, Inc.* .........     13,371,344
            316,700   Wabash National Corp.* ............      8,528,731

                                                             -----------
                                                              26,162,840
                                                             -----------
Automobile Manufacturers (2.0%)
            230,300   Oshkosh Truck Corp. (a) ...........     15,747,914
                                                             -----------
Chemical & Allied Products (3.9%)
            603,450   Airgas, Inc. ......................     15,997,460
            616,300   Compass Minerals International,
                      Inc. ..............................     14,932,949
                                                             -----------
                                                              30,930,409
                                                             -----------
Containers & Packaging (1.3%)
            179,600   Greif, Inc. - Class A .............     10,057,600
                                                             -----------
Diversified Manufacturing Industries (0.0%)
             49,600   Mascotech, Inc. Escrow* ...........              0
                                                             -----------
Electrical Equipment (1.4%)
            243,000   EMCOR Group, Inc.* ................     10,978,740
                                                             -----------
Electronic Components & Equipment (3.8%)
            417,800   AGL Resources, Inc. ...............     13,887,672
            676,400   Itron, Inc.* (a) ..................     16,172,724
                                                             -----------
                                                              30,060,396
                                                             -----------
Machine Tools (1.6%)
            360,700   Snap-On, Inc. (a) .................     12,393,652
                                                             -----------
Machinery & Heavy Equipment (2.1%)
            354,400   Terex Corp.* (a) ..................     16,887,160
                                                             -----------
Manufactured Homes (1.0%)
            204,000   Winnebago Industries, Inc. ........      7,968,240
                                                             -----------

--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
DECEMBER 31, 2004

================================================================================

                                                               MARKET
     SHARES                                                     VALUE
------------------                                           -----------
Metal Products (2.7%)
            312,000   Quanex Corp. ......................    $21,393,839

                                                             -----------
Misc. Industrial Machinery & Equipment (4.8%)
            196,800   Briggs & Stratton Corp. (a) .......      8,182,944
            610,700   Kaydon Corp. ......................     20,165,313
            270,200   Thomas Industries, Inc. ...........     10,786,384

                                                             -----------
                                                              39,134,641
                                                             -----------
                                                             221,715,431
                                                             -----------
OIL & GAS (2.5%)
            540,700   Pride International, Inc.* (a) ....     11,105,978
            411,500   Range Resources Corp. .............      8,419,290
                                                             -----------
                                                              19,525,268
                                                             -----------
REAL ESTATE INVESTMENT TRUSTS (3.9%)
            740,000   Government Properties Trust, Inc. .      7,296,400
          1,143,400   Highland Hospitality Corp.* .......     12,851,816
            381,600   Ventas, Inc. ......................     10,459,656
                                                             -----------
                                                              30,607,872
                                                             -----------
SERVICES (13.7%)
Business Services (6.4%)
            398,300   BISYS Group, Inc.* ................      6,552,035
            596,100   Forrester Research, Inc.* .........     10,694,034
            367,000   G & K Services, Inc. ..............     15,935,139
            584,900   infoUSA, Inc.* ....................      6,545,031
            415,700   Watson Wyatt & Co. Holdings .......     11,203,115
                                                             -----------
                                                              50,929,354
Commercial Services (5.4%)
            576,600   Commercial Vehicle Group, Inc.* ...     12,587,178
            376,500   Interactive Data Corp.* ...........      8,185,110
            562,000   NDCHealth Corp. ...................     10,447,580
          1,191,450   Teletech Holdings, Inc.* ..........     11,545,151
                                                             -----------
                                                              42,765,019
                                                             -----------
Sanitary Services (1.9%)
          1,007,093   Casella Waste Systems, Inc.* ......     14,743,842
                                                             -----------
                                                             108,438,215
                                                             -----------
TECHNOLOGY (3.2%)
            518,800   Electro Scientific Industries,
                      Inc.* .............................     10,251,488
          2,654,500   SkillSoft PLC, ADR* ...............     14,997,925
                                                             -----------
                                                              25,249,413
                                                             -----------
TRANSPORTATION (2.8%)
Airlines (0.6%)
            237,300   Skywest, Inc. .....................      4,760,238
                                                             -----------

                                                               MARKET
     SHARES                                                     VALUE
------------------                                           -----------
Railroads (2.2%)
          1,347,400   RailAmerica, Inc.* ................    $17,583,570
                                                             -----------
                                                              22,343,808
                                                             -----------
WHOLESALE & RETAIL TRADE (12.1%)
Business Equipment & Services (1.0%)
            167,100   United Stationers, Inc.* (a) ......      7,720,020
                                                             -----------
Retail - Automobiles (1.4%)
            367,550   United Auto Group, Inc. ...........     10,875,805
                                                             -----------
Retail Apparel & Accessory Stores (2.9%)
            568,700   J. Jill Group, Inc.* ..............      8,467,943
            604,200   Too, Inc.* ........................     14,778,732
                                                             -----------
                                                              23,246,675
                                                             -----------

Retail Building Materials (0.6%)
            253,500   Interline Brands, Inc.* ...........      4,459,065
                                                             -----------
Retail Eating & Drinking Places (3.0%)
            413,900   Dave & Buster's, Inc.* ............      8,360,780
            576,400   Ruby Tuesday, Inc. (a) ............     15,032,512
                                                             -----------
                                                              23,393,292
                                                             -----------

Specialty Retail Stores (3.2%)
            287,500   Central Garden & Pet Co.* .........     12,000,250
            354,400   School Specialty, Inc.* ...........     13,665,664
                                                             -----------
                                                              25,665,914
                                                             -----------
                                                              95,360,771
                                                             -----------
TOTAL COMMON STOCK
 (COST $600,569,685) ....................................    771,609,379
                                                             -----------
SHORT-TERM INVESTMENTS (1.9%)
          7,382,273   BlackRock Liquidity Funds TempCash
                      Portfolio - Institutional Series ..      7,382,273
          7,382,272   BlackRock Liquidity Funds TempFund
                      Portfolio - Institutional Series ..      7,382,272
                                                             -----------
TOTAL SHORT-TERM INVESTMENTS
 (COST $14,764,545) .....................................     14,764,545
                                                             -----------


--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
DECEMBER 31, 2004

================================================================================

       PAR
------------------
U.S. TREASURY OBLIGATIONS (0.6%)
         $3,000,000   U.S. Treasury Bills,
                        2.05%, 01/06/05..................   $  2,999,146
          2,000,000   U.S. Treasury Bills,
                        1.96%, 01/13/05..................      1,998,693
                                                            ------------

                                                               MARKET
       PAR                                                      VALUE
------------------                                          ------------

TOTAL U.S. TREASURY OBLIGATIONS
 (COST $4,997,839) ......................................      4,997,839
                                                            ------------
TOTAL INVESTMENTS (100.0%)
 (COST $620,332,069)+(1) ................................
                                                            $791,371,763
                                                            ============
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED
SECURITIES
FLOATING RATE NOTE
            210,426   ForeningsSparbanken AB, 2.36%,
                        01/18/05.........................   $    210,445
                                                            ------------

     SHARES
------------------
INSTITUTIONAL MONEY MARKET TRUST
         69,203,626   BlackRock Institutional Money
                        Market Trust.....................     69,203,676
                                                            ------------

                                                               MARKET
        PAR                                                     VALUE
 ------------------                                         ------------
TIME DEPOSIT
             17,252   Bank of America, 1.50%, 01/03/05 ..   $     17,252
                                                            ------------
YANKEE CERTIFICATE OF DEPOSIT
            211,935   CiBC Variable Rate,
                        2.37%, 01/31/05..................        211,903
                                                            ------------
TOTAL SHORT-TERM INVESTMENTS HELD AS
 COLLATERAL FOR LOANED SECURITIES
 (COST $69,643,276)(2) ..................................   $ 69,643,276
                                                            ============

---------------
ADR American Depository Receipt.
*       Non-incoming producing security.
(a)     Security partially of fully on loan.
+ The cost for Federal income tax purposes is $622,473,634. At December 31, 2004, net unrealized appreciation was $168,898,129. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $174,555,741, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $5,657,612.
(1) At December 31, 2004, the market value of securities on loan for the Small Cap Value Series was $67,050,631.
(2) The investments held as collateral on loaned securities represented 8.7% of the net assets of the Small Cap Value Series.

--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL/MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
DECEMBER 31, 2004

================================================================================

                                                               MARKET
     SHARES                                                     VALUE
------------------                                           -----------
COMMON STOCK (93.8%)
AEROSPACE & DEFENSE (4.2%)
              4,300   Esterline Technologies Corp.* .....    $   140,395
              5,700   Goodrich Corp. ....................        186,048
                                                             -----------
                                                                 326,443
                                                             -----------
COMMUNICATION & BROADCASTING (2.9%)
              4,000   Belo Corp. -- Class A .............        104,960
              3,400   Entercom Communications Corp.* ....        122,026
                                                             -----------
                                                                 226,986
                                                             -----------
COMPUTER SERVICES (1.4%)
              1,600   CDW Corp. .........................        106,106
                                                             -----------
CONSUMER PRODUCTS (1.7%)
              3,100   International Flavors &
                      Fragrances,
                        Inc..............................        132,804
                                                             -----------
ELECTRIC, GAS, WATER, & UTILITIES (5.6%)
             13,700   CenterPoint Energy, Inc. ..........        154,810
              4,500   PG&E Corp.* .......................        149,760
              5,600   Southern Union Co.* ...............        134,288
                                                             -----------
                                                                 438,858
                                                             -----------
ENTERTAINMENT & LEISURE (3.1%)
              5,600   Intrawest Corp. ...................        128,744
              2,100   Royal Caribbean Cruises, Ltd. .....        114,324
                                                             -----------
                                                                 243,068
                                                             -----------
FINANCE & INSURANCE (17.9%)
Diversified REITS (1.3%)
              2,800   Brascan Corp. -- Class A ..........        100,828
                                                             -----------
Financial Services (2.7%)
              2,900   First Horizon National Corp. ......        125,019
              2,400   Hibemia Corp. -- Class A ..........         70,824
                800   MoneyGram International, Inc. .....         16,912
                                                             -----------
                                                                 212,755
                                                             -----------
Insurance Agents, Brokers & Services (1.8%)
              3,200   Protective Life Corp. .............        136,608
                                                             -----------
Insurance Carriers (7.6%)
              1,800   Ambac Financial Group, Inc. .......        147,834
              4,000   Assurant, Inc. ....................        122,200
              2,000   Everest Re Group, Ltd. ............        179,120
              3,700   Montpelier Re Holdings, Ltd. ......        142,265
                                                             -----------
                                                                 591,419
                                                             -----------
Security & Commodity Brokers, Dealers & Services (2.4%)
             12,400   E*TRADE Financial Corp.* ..........        185,380
                                                             -----------
State & National Banks (2.1%)
              5,650   North Fork Bancorp, Inc. ..........        163,003
                                                             -----------
                                                               1,389,993
                                                             -----------

                                                               MARKET
     SHARES                                                     VALUE
------------------                                           -----------
HEALTHCARE (1.8%)
                900   C.R. Bard, Inc. ...................    $    57,582
              2,300   Omnicare, Inc. ....................         79,626

                                                             -----------
                                                                 137,208
                                                             -----------
MANUFACTURING (30.1%)
Automobile Manufacturers (3.0%)
              1,700   Oshkosh Truck Corp. ...............        116,246
              3,100   Thor Industries, Inc. .............        114,855
                                                             -----------
                                                                 231,101
                                                             -----------
Building Materials & Components (1.8%)
              3,700   NCI Building Systems, Inc.* .......        138,750
                                                             -----------
Chemical & Allied Products (8.8%)
              5,600   Airgas, Inc. ......................        148,456
              3,700   Cytec Industries, Inc. ............        190,254
              4,200   Lyondell Chemical Co. .............        121,464
             12,100   Methanex Corp. ....................        220,946
                                                             -----------
                                                                 681,120
                                                             -----------
Diversified Manufacturing Industries (4.7%)
              5,000   Acuity Brands, Inc.                        159,000
              3,200   Carlisle Cos., Inc. ...............        207,744
                                                             -----------
                                                                 366,744
                                                             -----------
Electronic Components & Equipment (2.9%)
              3,400   Amphenol Corp. -- Class A* ........        124,916
              1,800   Diebold, Inc. .....................        100,314
                                                             -----------
                                                                 225,230
                                                             -----------
Hand Held Tools (0.8%)
              1,300   The Stanley Works .................         63,687
                                                             -----------
Misc. Industrial Machinery & Equipment (4.6%)
              2,800   Briggs & Stratton Corp. ...........        116,424
              3,500   Kaydon Corp. ......................        118,872
              2,700   Moog, Inc. -- Class A* ............        122,445
                                                             -----------
                                                                 357,741
                                                             -----------
Misc. Manufacturing Industries (1.8%)
              4,300   Watts Water Technologies, Inc. --
                        Class A..........................        138,632
                                                             -----------
Telecommunications Equipment (1.7%)
             19,100   Arris Group, Inc.* ................        134,464
                                                             -----------
                                                               2,337,469
                                                             -----------
OIL & GAS (4.1%)
              5,200   Pride International, Inc.* ........        106,808
              2,600   Questar Corp. .....................        132,496
              1,600   Weatherford International, Ltd.* ..         82,080
                                                             -----------
                                                                 321,384
                                                             -----------

--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL/MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
DECEMBER 31, 2004

================================================================================

                                                               MARKET
     SHARES                                                     VALUE
------------------                                           -----------
REAL ESTATE (1.3%)
              1,600   The Saint Joe Co. .................    $   102,720
                                                             -----------
SERVICES (7.2%)
Business Services (2.4%)
              1,500   Global Imaging Systems, Inc.* .....         59,250
              2,600   Manpower, Inc. ....................        125,580
                                                             -----------
                                                                 184,830
                                                             -----------
Printing & Publishing (3.7%)
              2,500   Knight-Ridder, Inc. ...............        167,350
              3,400   R.R. Donnelley & Sons Co. .........        119,986
                                                             -----------
                                                                 287,336
                                                             -----------
Telecommunications Services (1.1%)
              3,300   Amdocs, Ltd.* .....................         86,625
                                                             -----------
                                                                 558,791
                                                             -----------
TECHNOLOGY (1.8%)
              5,600   Unova, Inc.* ......................        141,624
                                                             -----------
TRANSPORTATION (2.0%)
Railroads (2.0%)
              3,900   CSX Corp. .........................        156,312
                                                             -----------
WHOLESALE & RETAIL TRADE (8.7%)
Retail -- Automobiles (1.1%)
              2,900   United Auto Group, Inc.* ..........         85,811
                                                             -----------
Retail Eating & Drinking Places (2.1%)
              6,400   Ruby Tuesday, Inc. ................        166,912
                                                             -----------
Retail Furniture Stores (1.9%)
              4,700   Tuesday Morning Corp.* ............        143,961
                                                             -----------

                                                               MARKET
     SHARES                                                     VALUE
------------------                                           -----------
WHOLESALE & RETAIL TRADE (CONTINUED)
Specialty Retail Stores (3.6%)
              6,400   Blockbuster, Inc. -- Class A ......    $    61,056
              7,700   Dollar Tree Stores, Inc.* .........        220,836
                                                             -----------
                                                                 281,892
                                                             -----------
                                                                 678,576
                                                             -----------
TOTAL COMMON STOCK
 (COST $6,501,403) ......................................      7,298,396
                                                             -----------

SHORT-TERM INVESTMENTS (3.6%)
            139,981   BlackRock Liquidity Funds
                        TempCash Portfolio --
                        Institutional Series.............        139,981
            139,980   BlackRock Liquidity Funds
                        TempFund Portfolio --
                        Institutional Series.............        139,980
                                                             -----------
TOTAL SHORT-TERM INVESTMENTS
 (COST $279,961) ........................................        279,961
                                                             -----------
        PAR
 ------------------
U.S. TREASURY OBLIGATIONS (2.6%)
            $50,000   U.S. Treasury Bills, 2.05%, 01/06/
                      05 ................................         49,986
             50,000   U.S. Treasury Bills, 1.96%, 01/13/
                      05 ................................         49,967
             50,000   U.S. Treasury Bills, 1.88%, 01/20/
                      05 ................................         49,950
             50,000   U.S. Treasury Bills, 1.84%, 01/27/
                      05 ................................         49,934
                                                             -----------
TOTAL U.S. TREASURY OBLIGATIONS
 (COST $199,837) ........................................        199,837
                                                             -----------
TOTAL INVESTMENTS (100.0%)
 (COST $6,981,201)+ .....................................    $ 7,778,194
                                                             ===========

---------------
*       Non-incoming producing security.
+ The cost for Federal income tax purposes is $6,984,187. At December 31, 2004 net unrealized appreciation was $794,007. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $812,240, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $18,233.

--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
DECEMBER 31, 2004

================================================================================

                                                               MARKET
     SHARES                                                     VALUE
------------------                                           -----------
COMMON STOCK (92.3%)
AEROSPACE & DEFENSE (1.7%)
            536,000   Goodrich Corp. ....................    $17,495,040
                                                             -----------
COMMUNICATION & BROADCASTING (1.4%)
            287,100   Scripps, (E.W.) Co. -- Class A ....     13,861,188
                                                             -----------
COMPUTER SERVICES (0.9%)
            139,800   CDW Corp. .........................      9,275,730
                                                             -----------
CONSUMER PRODUCTS (3.4%)
            120,400   Avery Dennison Corp. ..............      7,220,388
            128,200   Fortune Brands, Inc. ..............      9,894,476
            396,100   International Flavors &
                      Fragrances,
                        Inc..............................     16,968,924
                                                             -----------
                                                              34,083,788
                                                             -----------
ELECTRIC, GAS, WATER, & UTILITIES (6.1%)
          1,351,600   CenterPoint Energy, Inc. (a) ......     15,273,080
            536,000   PG&E Corp.* .......................     17,838,080
            174,800   PPL Corp. .........................      9,313,344
            291,250   TXU Corp. (a) .....................     18,803,100
                                                             -----------
                                                              61,227,604
                                                             -----------
ENTERTAINMENT & LEISURE (1.4%)
            256,300   Royal Caribbean Cruises, Ltd. (a) .     13,952,972
                                                             -----------
FINANCE & INSURANCE (19.5%)
Diversified Reits (1.3%)
            361,150   Brascan Corp. -- Class A ..........     13,005,012
                                                             -----------
Financial Services (5.3%)
            501,000   CIT Group Inc. ....................     22,955,819
            361,200   First Horizon National Corp. (a) ..     15,571,332
            174,800   Legg Mason, Inc. ..................     12,805,848
            100,470   MoneyGram International, Inc. .....      2,123,936
                                                             -----------
                                                              53,456,935
                                                             -----------
Insurance Agents, Brokers, & Services (1.9%)
            302,900   MBIA, Inc. (a) ....................     19,167,512
                                                             -----------
Insurance Carriers (3.6%)
            512,700   Assurant, Inc. ....................     15,662,985
            221,400   Everest Re Group, Ltd. ............     19,828,584

                                                             -----------
                                                              35,491,569
                                                             -----------
Security & Commodity Brokers, Dealers, & Services (1.8%)
          1,176,800   E*TRADE Financial Corp. ...........     17,593,160
                                                             -----------

                                                               MARKET
     SHARES                                                     VALUE
------------------                                           -----------
FINANCE & INSURANCE (CONTINUED)
State & National Banks (5.6%)
            128,200   M&T Bank Corp. ....................    $13,825,088
            716,550   North Fork Bancorp, Inc. ..........     20,672,468
            442,800   State Street Corp. ................     21,750,336
                                                             -----------
                                                              56,247,892
                                                             -----------
                                                             194,962,080
                                                             -----------
HEALTHCARE (4.2%)
            163,100   C.R. Bard, Inc. ...................     10,435,138
            294,700   Omnicare, Inc. ....................     10,202,514
            186,400   Wellpoint Inc.* ...................     21,436,000
                                                             -----------
                                                              42,073,652
                                                             -----------
MANUFACTURING (25.4%)
Auto Parts & Equipment (1.5%)
            244,700   Lear Corp. ........................     14,929,147
                                                             -----------
Building Materials & Components (2.9%)
            361,200   American Standard Cos., Inc.* (a) .     14,924,784
            318,300   Sherwin-Williams Co. ..............     14,205,729
                                                             -----------
                                                              29,130,513
                                                             -----------
Chemical & Allied Products (5.2%)
            419,500   Cytec Industries, Inc. ............     21,570,690
            933,500   Methanex Corp. ....................     17,051,188
            302,900   Praxair, Inc. .....................     13,373,035
                                                             -----------
                                                              51,994,913
                                                             -----------
Diversified Manufacturing Industries (1.6%)
            186,400   ITT Industries, Inc. ..............     15,741,480
                                                             -----------
Diversified -- industrial Products (1.5%)
            422,200   York International Corp. (a) ......     14,582,788
                                                             -----------
Electronic Components & Equipment (5.2%)
            652,500   AGL Resources, Inc. ...............     21,689,100
            279,600   Diebold, Inc. (a) .................     15,582,108
            553,400   Thomson -- Sponsored ADR ..........     14,692,770
                                                             -----------
                                                              51,963,978
                                                             -----------
Food & Beverage (2.7%)
            431,100   Allied Domecq PLC Sponsored
                        ADR* (a).........................     17,205,201
            260,600   Sysco Corp. .......................      9,947,102
                                                             -----------
                                                              27,152,303
                                                             -----------
Games & Toys (0.9%)
            479,400   Mattel, Inc. (a) ..................      9,343,506
                                                             -----------
Glass & Plastic Packaging Products (2.4%)
            372,800   Pactiv Corp.* .....................      9,428,112
            326,200   Rexam PLC -- Sponsored ADR (a) ....     14,724,668
                                                             -----------
                                                              24,152,780
                                                             -----------

--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
DECEMBER 31, 2004

================================================================================

                                                               MARKET
     SHARES                                                     VALUE
------------------                                           -----------
MANUFACTURING (CONTINUED)
Hand Held Tools (0.9%)
            192,700   The Stanley Works (a) .............    $ 9,440,373

                                                             -----------
Telecommunications Equipment (0.6%)
            501,000   Corning, Inc.* (a) ................      5,896,770

                                                             -----------
                                                             254,328,551

                                                             -----------
OIL & GAS (4.6%)
            314,600   EnCana Corp. ......................     17,951,076
            384,500   Questar Corp. .....................     19,594,120
            163,100   Weatherford International, Ltd.* ..      8,367,030

                                                             -----------
                                                              45,912,226

                                                             -----------
SERVICES (8.1%)
Business Services (2.0%)
            419,500   Manpower, Inc. ....................     20,261,850

                                                             -----------
Hotels, Restaurants, & Leisure (3.4%)
            640,800   Hilton Hotels Corp. ...............     14,571,792
          1,435,071   Intercontinental Hotels Group, ADR      18,110,596

                                                             -----------
                                                              32,682,388

                                                             -----------
Printing & Publishing (1.5%)
            437,815   R.R. Donnelley & Sons Co. (a) .....     15,450,492

                                                             -----------
Telecommunications Services (1.2%)
            461,400   Amdocs, Ltd.* .....................     12,111,750

                                                             -----------
                                                              80,506,480

                                                             -----------
TECHNOLOGY (1.9%)
            734,000   Unova, Inc.* (a) ..................     18,562,860

                                                             -----------
TRANSPORTATION (7.0%)
Air Freight (2.0%)
          392,300    CNF, Inc............................     19,654,230
                                                             -----------
Railroads (5.0%)
          442,800    CSX Corp............................     17,747,424
          408,200    Florida East Coast Industries,
                        Inc. -- Class B..................     18,409,820
          384,500    Norfolk Southern Corp. .............     13,915,055
                                                             -----------
                                                              50,072,299
                                                             -----------
                                                              69,726,529
                                                             -----------
WHOLESALE & RETAIL TRADE (6.7%)
Retail Eating & Drinking Places (1.2%)
            244,700   Yum! Brands, Inc.* ................     11,544,946
                                                             -----------

                                                               MARKET
      SHARES                                                    VALUE
 ------------------                                          -----------
WHOLESALE & RETAIL TRADE (CONTINUED)
Specialty Retail Stores (5.5%)
            209,700   CVS Corp. .........................    $ 9,451,179
            722,400   Dollar Tree Stores, Inc.* (a) .....     20,718,432
            594,200   Foot Locker, Inc. .................     16,001,806
            209,700   Genuine Parts Co. (a) .............      9,239,382
                                                             -----------
                                                              55,410,799
                                                             -----------
                                                              66,955,745
                                                             -----------
TOTAL COMMON STOCK
 (COST $792,702,718) ....................................    922,924,445
                                                             -----------
SHORT-TERM INVESTMENTS (5.0%)
         24,936,274   BlackRock Liquidity Funds
                        TempCash Portfolio --
                        Institutional Series.............     24,936,274
         24,936,273   BlackRock Liquidity Funds
                        TempFund Portfolio --
                        Institutional Series.............     24,936,273
                                                             -----------
TOTAL SHORT-TERM INVESTMENTS
 (COST $49,872,547) .....................................     49,872,547
                                                             -----------


        PAR
 ------------------
U.S. TREASURY OBLIGATIONS (2.7%)
         $7,000,000   U. S. Treasury Bills,
                        2.05%, 01/06/05..................      6,998,007
          8,500,000   U. S. Treasury Bills,
                        1.96%, 01/13/05..................      8,494,446
          5,000,000   U. S. Treasury Bills,
                        1.88%, 01/20/05..................      4,995,039
          4,500,000   U. S. Treasury Bills,
                        1.84%, 01/27/05..................      4,494,020
          2,000,000   U. S. Treasury Bills,
                        2.12%, 02/17/05 (a)..............      1,994,374
                                                             -----------
TOTAL U.S. TREASURY OBLIGATIONS
 (COST $26,976,081) .....................................     26,975,886
                                                             -----------
TOTAL INVESTMENTS (100.0%)
 (COST $869,551,346)+(1) ................................   $999,772,878
                                                            ============
SHORT-TERM INVESTMENTS HELD AS COLLATERAL
 FOR LOANED SECURITIES

ASSET-BACKED COMMERCIAL PAPER
          2,543,342   Citigroup, 2.30%, 01/10/05 ........    $ 2,538,303
                                                             -----------
CERTIFICATE OF DEPOSIT
          14,673,012   Banco Santander PR, 2.32%, 01/07/
                      05 ................................     14,673,013
          12,615,306   CS First Boston, 2.36%, 01/24/05 ..    12,615,306
           5,458,486   SE Banken, 2.35%, 01/28/05 ........     5,458,486
                                                             -----------
                                                              32,746,805
                                                             -----------

--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
DECEMBER 31, 2004

================================================================================

                                                               MARKET
     SHARES                                                     VALUE
------------------                                           -----------
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR
 LOANED SECURITIES (CONTINUED)
FLOATING RATE NOTE
            102,884   Bear Stearns, 2.28%, 01/03/05 .....    $   102,884
            459,245   ForeningsSparbanken AB,
                        2.36%, 01/18/05..................        459,175
          9,694,591   Goldman Sachs, 2.33%, 01/03/05 ....      9,694,591
          1,541,221   Natexis Banques Populaires,
                        2.30%, 01/03/05..................      1,541,612
          2,792,468   Sedna Finance Corp.,
                        2.37%, 01/14/05..................      2,792,468
                                                             -----------
                                                              14,590,730
                                                             -----------


      SHARES
 ------------------
INSTITUTIONAL MONEY MARKET TRUST
         62,750,961   BlackRock Institutional Money
                        Market Trust.....................     62,750,961
                                                             -----------



                                                               MARKET
        PAR                                                     VALUE
 ------------------                                          -----------
MASTER NOTE
          3,708,219   Merrill Lynch & Co., Inc.,
                        2.38%, 01/03/05..................    $ 3,708,219
                                                             -----------
TIME DEPOSIT
          2,806,077   Bank of America, 1.50%, 01/03/05 ..      2,806,077
            967,590   Chase Manhattan Bank USA,
                        2.25%, 01/03/05..................        967,590
                                                             -----------
                                                               3,773,667
                                                             -----------
TOTAL SHORT-TERM INVESTMENTS HELD AS
 COLLATERAL FOR LOANED SECURITIES
 (COST $120,108,605)(2) .................................   $120,108,685
                                                            ============



---------------
ADR     American Depository Receipt.
*       Non-incoming producing security.
(a)     Security partially or fully on loan.
+       The cost for Federal income tax purposes is $872,428,193. At
        December 31, 2004 net unrealized appreciation was $127,344,685. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $131,883,905, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $4,539,220.
(1) At December 31, 2004, the market value of securities on loan for the Mid Cap Value Series was $116,307,933.
(2) The investments held as collateral on loaned securities represented 12.1% of the net assets of the Mid Cap Value Series.


--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
LARGE CAP VALUE SERIES
SCHEDULE OF INVESTMENTS (UNAUDITED)
DECEMBER 31, 2004

================================================================================

                                                               MARKET
     SHARES                                                     VALUE
------------------                                           -----------
COMMON STOCK (98.7%)
AEROSPACE & DEFENSE (6.8%)
             66,500   Raytheon Co. ......................    $ 2,582,195
             45,100   The Boeing Co. ....................      2,334,827
                                                             -----------
                                                               4,917,022
                                                             -----------
ELECTRIC, GAS, WATER, & UTILITIES (2.8%)
             38,200   PPL Corp. .........................      2,035,296
                                                             -----------
ENTERTAINMENT & LEISURE (4.0%)
            102,500   The Walt Disney Co. ...............      2,849,500
                                                             -----------
FINANCE & INSURANCE (29.0%)
Financial Services (6.2%)
             42,700   Citigroup, Inc. ...................      2,057,286
             76,900   U.S. Bancorp ......................      2,408,508
                                                             -----------
                                                               4,465,794
                                                             -----------
Insurance Carriers (14.7%)
             26,000   Ambac Financial Group, Inc. .......      2,135,380
             42,050   American International Group, Inc.       2,761,424
             23,000   Chubb Corp. (a) ...................      1,768,700
             22,300   Everest Re Group, Ltd. ............      1,997,188
             39,400   Lincoln National Corp. ............      1,839,192
                                                             -----------
                                                              10,501,884
                                                             -----------
Savings, Credit, & Other Financial Institutions (4.9%)
             54,300   Mellon Financial Corp. ............      1,689,273
             43,400   Washington Mutual, Inc. (a) .......      1,834,952
                                                             -----------
                                                               3,524,225
                                                             -----------

Security & Commodity Brokers, Dealers, & Services (3.2%)
             42,000   Morgan Stanley ....................      2,331,840
                                                             -----------
                                                              20,823,743
                                                             -----------
HEALTHCARE (1.8%)
             11,000   Wellpoint Inc* ....................      1,265,000
                                                             -----------
MANUFACTURING (16.5%)
Chemical & Allied Products (3.1%)
             44,500   Dow Chemical Co. ..................      2,203,195
                                                             -----------
Diversified Manufacturing Industries (3.8%)
             77,000   Tyco International Ltd. (a) .......      2,751,980
                                                             -----------
Electronic Components & Equipment (3.0%)
             59,600   General Electric Co. ..............      2,175,400
                                                             -----------
Misc. Electrical Machinery, Equipment, & Supplies (3.8%)
             38,700   Emerson Electric Co. (a) ..........      2,712,870
                                                             -----------
Pharmaceutical Preparations (2.8%)
             43,200   Abbott Laboratories ...............      2,015,280
                                                             -----------
                                                              11,858,725
                                                             -----------

                                                               MARKET
      SHARES                                                    VALUE
 ------------------                                          -----------
OIL & GAS (10.2%)
             37,600   ChevronTexaco Corp. ...............    $ 1,974,376
             48,500   Exxon Mobil Corp. .................      2,486,110
             73,900   Halliburton Co. ...................      2,899,836
                                                             -----------
                                                               7,360,322
                                                             -----------
SERVICES (2.9%)
             47,100   Automatic Data Processing, Inc. ...      2,088,885
                                                             -----------
TECHNOLOGY (9.4%)
             97,100   Hewlett-Packard Co. ...............      2,036,187
             22,100   International Business
                        Machines Corp....................      2,178,618
             94,800   Microsoft Corp. ...................      2,532,108
                                                             -----------
                                                               6,746,913
                                                             -----------
TRANSPORTATION (2.7%)
Railroads (2.7%)
             54,200   Norfolk Southern Corp. ............      1,961,498
                                                             -----------
WHOLESALE & RETAIL TRADE (12.6%)
Retail Building Materials (3.4%)
             57,200   Home Depot, Inc. (a) ..............      2,444,728
                                                             -----------
Retail Department Stores (5.6%)
             47,800   Kohl's Corp.* (a) .................      2,350,326
             31,100   Target Corp. (a) ..................      1,615,023
                                                             -----------
                                                               3,965,349
                                                             -----------
Wholesale - Machinery Equipment (3.6%)
             39,200   W.W. Grainger, Inc. ...............      2,611,504
                                                             -----------
                                                               9,021,581
                                                             -----------
TOTAL COMMON STOCK
 (COST $52,941,205)                                           70,928,485
                                                             -----------
SHORT-TERM INVESTMENTS (1.3%)
            449,590   BlackRock Liquidity Funds TempCash
                      Portfolio - Institutional Series ..        449,590
            449,590   BlackRock Liquidity Funds TempFund
                      Portfolio - Institutional Series ..        449,590
                                                             -----------
TOTAL SHORT-TERM INVESTMENTS
 (COST $899,180) ........................................        899,180
                                                             -----------
TOTAL INVESTMENTS (100.0%)
 (COST $53,840,386)+(1) .................................    $71,827,665

SHORT TERM INVESTMENTS HELD AS COLLATERAL
 FOR LOANED SECURITIES

    PAR
 --------
CERTIFICATE OF DEPOSIT
$424,760 CS First Boston, 2.36%, 01/24/05................    $   424,760
 226,055 se Banken, 2.35%, 01/28/05......................        226,055
                                                             -----------
                                                                 650,815
                                                             -----------

--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.

                                       38

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
LARGE CAP VALUE SERIES
SCHEDULE OF INVESTMENTS  (UNAUDITED) (CONTINUED)
DECEMBER 31, 2004

================================================================================

                                                               MARKET
        PAR                                                     VALUE
 ------------------                                          -----------
SHORT-TERM INVESTMENTS HELD AS COLLATERAL
 FOR LOANED SECURITIES (CONTINUED)
FLOATING RATE NOTE
             55,707   Goldman Sachs, 2.33%,01/03/05 .....    $    55,707
          1,072,177   Morgan Stanley, 2.33%, 01/03/05 ...      1,072,177
          1,665,084   Natexis Banques Populaires, 2.30%,
                        01/03/05.........................      1,664,913
          2,278,204   Sedna Finance Corp., 2.37%,
                        01/14/05.........................      2,278,204
                                                             -----------
                                                               5,071,001
                                                             -----------



                                                               MARKET
        PAR                                                     VALUE
 ------------------                                          -----------
MASTER NOTE
            228,763   Merrill Lynch & Co., Inc., 2.38%,
                        01/03/05.........................    $   228,763
                                                             -----------
TIME DEPOSIT
            413,463   Bank of America, 1.50%, 01/03/05 ..        413,463
                                                             -----------
TOTAL SHORT-TERM INVESTMENTS HELD AS
 COLLATERAL FOR LOANED SECURITIES
 (COST $6,364,042)(2) ...................................    $ 6,364,042
                                                             ===========

---------------
ADR American Depository Receipt.

*       Non-incoming producing security.
(a)     Security partially of fully on loan.
+ The cost for Federal income tax purposes is $53,887,703. At December 31, 2004, net unrealized appreciation was $17,939,962. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $18,178,123, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $238,161.
(1) At December 31, 2004, the market value of securities on loan for the Large Cap Value Series was $6,208,755.
(2) The investments held as collateral on loaned securities represented 8.9% of the net assets of the Large Cap Value Series.


--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2004

================================================================================



                                                                       SMALL CAP     SMALL/MID CAP       MID CAP         LARGE CAP
                                                                     VALUE SERIES     VALUE SERIES     VALUE SERIES    VALUE SERIES
                                                                     ------------    -------------    --------------   ------------
ASSETS
 Investments
   Investments, at cost...........................................   $620,332,069      $6,981,201     $  869,551,346    $53,840,386
   Net unrealized appreciation....................................    171,039,694         796,993        130,221,532     17,987,279
                                                                     ------------      ----------     --------------    -----------
 Total investments, at value .....................................    791,371,763       7,778,194        999,772,878     71,827,665
 Securities lending collateral ...................................     69,643,276              --        120,108,685      6,364,042
 Receivable for securities sold ..................................      3,717,880          48,509                 --      8,954,445
 Receivable for Contributions ....................................      4,997,675              --         10,115,727             --
 Interest and dividends receivable ...............................        798,754           4,628            723,398        139,431
                                                                     ------------      ----------     --------------    -----------
Total assets .....................................................    870,529,348       7,831,331      1,139,675,133     78,331,138
                                                                     ------------      ----------     --------------    -----------
LIABILITIES
 Obligation to return securities lending collateral ..............     69,643,276              --        120,108,685      6,364,042
 Payable for securities purchased ................................        439,535          80,860         29,833,881             --
 Payable for Withdrawals .........................................        447,557              --            299,661         27,231
 Accrued management fee ..........................................        498,337           4,480            576,367         33,303
 Other accrued expenses ..........................................        121,263           9,366            102,494         24,291
                                                                     ------------      ----------     --------------    -----------
Total liabilities ................................................     71,149,968          94,706        150,921,088      6,448,867
                                                                     ------------      ----------     --------------    -----------
NET ASSETS .......................................................   $799,379,380      $7,736,625     $  988,754,045    $71,882,271
                                                                     ============      ==========     ==============    ===========




--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2004

================================================================================




                                                                         SMALL CAP     SMALL/MID CAP      MID CAP        LARGE CAP
                                                                       VALUE SERIES    VALUE FUND(1)    VALUE SERIES   VALUE SERIES
                                                                       ------------    -------------    ------------   ------------
INVESTMENT INCOME
 Dividends .........................................................    $ 2,781,281       $ 18,694      $  5,879,432    $  820,314
 Interest ..........................................................        198,336          2,511           409,492        11,277
 Securities lending ................................................         32,808             --            45,255         3,235
 Foreign tax withheld ..............................................         (5,498)          (322)         (234,489)           --
                                                                        -----------       --------      ------------    ----------
Total investment income ............................................      3,006,927         20,883         6,099,690       834,826
                                                                        -----------       --------      ------------    ----------
EXPENSES
 Investment advisory fees ..........................................      2,590,208         15,167         2,434,366       185,911
 Administration and accounting fees ................................        292,212          1,620           270,527        28,699
 Professional fees .................................................         74,471          5,768            49,487        17,825
 Custody fees ......................................................         61,761          3,908            57,469         8,328
 Compliance services ...............................................         12,327            106            12,834         1,178
 Trustee fees and expenses .........................................          2,665          1,139             2,558         2,270
 Miscellaneous .....................................................          6,332          3,111             5,885         5,098
                                                                        -----------       --------      ------------    ----------
Total expenses .....................................................      3,039,976         30,819         2,833,126       249,309
 Expenses reimbursed ...............................................             --         (5,542)               --            --
                                                                        -----------       --------      ------------    ----------
   Net expenses.....................................................      3,039,976         25,277         2,833,126       249,309
                                                                        -----------       --------      ------------    ----------
NET INVESTMENT INCOME (LOSS) .......................................        (33,049)        (4,394)        3,266,564       585,517
                                                                        -----------       --------      ------------    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
 Net realized gain (loss) from investments .........................     19,820,434        167,129        23,356,751      (919,288)
 Net change in unrealized appreciation (depreciation) of
   investments......................................................     45,231,987        796,993        73,759,249     7,211,055
                                                                        -----------       --------      ------------    ----------
Net realized and unrealized gain on investments ....................     65,052,421        964,122        97,116,000     6,291,767
                                                                        -----------       --------      ------------    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............    $65,019,372       $959,728      $100,382,564    $6,877,284
                                                                        ===========       ========      ============    ==========

---------------
(1) For the period September 1, 2004 (commencement of operations) through December 31, 2004.



--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS

================================================================================





                                                       SMALL CAP VALUE SERIES
                                                    ----------------------------
                                                     SIX-MONTH
                                                    PERIOD ENDED
                                                    DECEMBER 31,     YEAR ENDED
                                                        2004          JUNE 30,
                                                    (UNAUDITED)         2004
                                                    ------------   -------------
NET ASSETS -- BEGINNING OF PERIOD ..............    $681,922,992   $ 379,323,554
                                                    ------------   -------------
OPERATIONS
 Net investment loss ...........................         (33,049)     (1,247,331)
 Net realized gain from investments ............      19,820,434      76,623,539
 Net change in unrealized appreciation
  (depreciation) of investments.................      45,231,987      64,105,737
                                                    ------------   -------------
   Net increase in net assets resulting from
    operations..................................      65,019,372     139,481,945
                                                    ------------   -------------
TRANSACTIONS IN BENEFICIAL INTEREST
 Contributions .................................     119,149,937     342,623,889
 Withdrawals ...................................     (66,712,921)   (179,506,396)
                                                    ------------   -------------
   Net increase in net assets resulting from
    transactions in beneficial interests........      52,437,016     163,117,493
                                                    ------------   -------------
   Total increase in net assets.................     117,456,388     302,599,438
                                                    ------------   -------------
NET ASSETS -- END OF PERIOD ....................    $799,379,380   $ 681,922,992
                                                    ============   =============




--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS

================================================================================





                                                                 SMALL/MID CAP
                                                                  VALUE SERIES
                                                               -----------------
                                                                 FOR THE PERIOD
                                                                  SEPTEMBER 1,
                                                                    2004(1)
                                                                    THROUGH
                                                               DECEMBER 31, 2004
                                                                  (UNAUDITED)
                                                               -----------------
NET ASSETS -- BEGINNING OF PERIOD ..........................       $       --
                                                                   ----------
OPERATIONS
 Net investment income (loss) ..............................           (4,394)
 Net realized gain from investments ........................          167,129
 Net change in unrealized appreciation (depreciation) of
  investments...............................................          796,993
                                                                   ----------
   Net increase in net assets resulting from operations ....          959,728
                                                                   ----------
TRANSACTIONS IN BENEFICIAL INTEREST
 Contributions .............................................        6,941,557
 Withdrawals ...............................................         (164,660)
                                                                   ----------
   Net increase in net assets resulting from transactions
    in beneficial interests.................................        6,776,897
                                                                   ----------
   Total increase in net assets ............................        7,736,625
                                                                   ----------
NET ASSETS -- END OF PERIOD ................................       $7,736,625
                                                                   ==========

---------------
(1)  Commencement of operations.



--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS

================================================================================





                                                        MID CAP VALUE SERIES
                                                     ---------------------------
                                                      SIX-MONTH
                                                     PERIOD ENDED
                                                     DECEMBER 31,    YEAR ENDED
                                                         2004         JUNE 30,
                                                     (UNAUDITED)        2004
                                                     ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD ...............    $479,756,908   $169,258,496
                                                     ------------   ------------
OPERATIONS
 Net investment income ..........................       3,266,564        797,988
 Net realized gain from investments .............      23,356,751     44,459,007
 Net change in unrealized appreciation
  (depreciation) of investments..................      73,759,249     33,852,104
                                                     ------------   ------------
   Net increase in net assets resulting from
    operations...................................     100,382,564     79,109,099
                                                     ------------   ------------
TRANSACTIONS IN BENEFICIAL INTEREST
 Contributions ..................................     477,042,569    270,599,880
 Withdrawals ....................................     (68,427,996)   (39,210,567)
                                                     ------------   ------------
   Net increase in net assets resulting from
    transactions in beneficial interests.........     408,614,573    231,389,313
                                                     ------------   ------------
   Total increase in net assets..................     508,997,137    310,498,412
                                                     ------------   ------------
NET ASSETS -- END OF PERIOD .....................    $988,754,045   $479,756,908
                                                     ============   ============




--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS

================================================================================





                                                       LARGE CAP VALUE SERIES
                                                     ---------------------------
                                                      SIX-MONTH
                                                     PERIOD ENDED
                                                     DECEMBER 31,    YEAR ENDED
                                                         2004         JUNE 30,
                                                     (UNAUDITED)        2004
                                                     ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD ...............    $66,386,258    $ 56,094,019
                                                     -----------    ------------
OPERATIONS
 Net investment income ..........................        585,517         751,256
 Net realized gain (loss) from investments ......       (919,288)      1,695,222
 Net change in unrealized appreciation
  (depreciation) of investments..................      7,211,055       7,331,343
                                                     -----------    ------------
   Net increase in net assets resulting from
    operations...................................      6,877,284       9,777,821
                                                     -----------    ------------
TRANSACTIONS IN BENEFICIAL INTEREST
 Contributions ..................................      5,711,693      17,763,469
 Withdrawals ....................................     (7,092,964)    (17,249,051)
                                                     -----------    ------------
   Net increase (decrease) in net assets
    resulting from transactions in beneficial
    interests....................................     (1,381,271)        514,418
                                                     -----------    ------------
   Total increase in net assets..................      5,496,013      10,292,239
                                                     -----------    ------------
NET ASSETS -- END OF PERIOD .....................    $71,882,271    $ 66,386,258
                                                     ===========    ============




--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

================================================================================


1. DESCRIPTION OF THE TRUST. Small Cap Value Series, Small/Mid Cap Value Series, Mid Cap Value Series, and Large Cap Value Series (each a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a series separate and distinct from the shares of other series. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Cramer Rosenthal McGlynn, LLC ("CRM") serves as investment adviser to each Series. CRM receives an advisory fee from Small Cap Value Series, Small/Mid Cap Value Series and Mid Cap Value Series of .75% of each Series' first $1 billion of average daily net assets; .70% of each Series' next $1 billion of average daily net assets; and .65% of each Series' average daily net assets in excess of $2 billion. For its services to Large Cap Value Series, CRM receives .55% for the first billion; .50% of the next $1 billion; and .45% in excess of $2 billion of average daily net assets. Rodney Square Management Corporation ("RSMC"), an affiliate of CRM, receives service fees under a Compliance, Support and Recordkeeping Services Agreement of 0.006% of each Series' average daily net assets.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

================================================================================


   From July 1, 2004 to September 30, 2004, RSMC provided administrative and accounting services to each Series. For the period July 1, 2004 to September 30, 2004, RSMC was paid $146,144, $384, $115,940 and $14,819 by the Small Cap Value Series, the Small/Mid Cap Value Series, the Mid Cap Value Series and the Large Cap Value Series.

   CRM has contractually agreed to waive its fees or reimburse certain operating expenses of each Series (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.15% of average daily net assets. This undertaking will remain in place until November 2010.

4. SECURITIES LENDING AGREEMENT. Each of the Series may lend its securities pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. The Series record securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

5. INVESTMENT SECURITIES TRANSACTIONS. During the six-month period ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) were as follows:


                                                                         SMALL CAP     SMALL/MID CAP      MID CAP        LARGE CAP
                                                                       VALUE SERIES     VALUE SERIES    VALUE SERIES   VALUE SERIES
                                                                       ------------    -------------    ------------   ------------
  Purchases.........................................................   $341,687,543      $8,586,866     $769,499,026    $6,075,840
  Sales.............................................................    289,106,486       2,252,593      393,584,871     6,380,848

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

================================================================================
6. FINANCIAL HIGHLIGHTS.

                                                       FOR THE
                                                   SIX-MONTH PERIOD                                                FOR THE PERIOD
                                                        ENDED           FOR THE FISCAL YEARS ENDED JUNE 30,     NOVEMBER 1, 1999(1)
                                                  DECEMBER 31, 2004     -------------------------------------         THROUGH
                                                     (UNAUDITED)        2004       2003      2002       2001       JUNE 30, 2000
                                                  -----------------    -------   -------    -------    ------   -------------------
  Small Cap Value Series
  Total Return ................................          9.22%**        33.66%   (1.87)%      3.46%    42.27%          19.70%**
  Ratios to Average Net Assets:
   Expenses ...................................          0.88%*          0.88%     0.88%      0.88%     0.90%           0.87%*
   Net investment income (loss) ...............        (0.01)%*        (0.23)%       --%(2)   0.33%     1.05%         (0.82)%*
  Portfolio Turnover Rate .....................            43%**           77%       74%        61%       92%             65%**


                                                                   FOR THE PERIOD
                                                                SEPTEMBER 1, 2004(1)
                                                                       THROUGH
                                                                  DECEMBER 31, 2004
                                                                     (UNAUDITED)
                                                                     -----------
  Small/Mid Value Series
  Total Return...............................................           16.70%**
  Ratios to Average Net Assets:
   Expenses:
    Including expense limitations ...........................            1.25%*
    Excluding expense limitations ...........................            1.52%*
   Net investment income (loss) .............................          (0.22)%*
  Portfolio Turnover Rate....................................              37%**


                                                        FOR THE
                                                    SIX-MONTH PERIOD                                               FOR THE PERIOD
                                                         ENDED           FOR THE FISCAL YEARS ENDED JUNE 30,    NOVEMBER 1, 1999(1)
                                                   DECEMBER 31, 2004     ------------------------------------         THROUGH
                                                      (UNAUDITED)        2004      2003      2002       2001       JUNE 30, 2000
                                                   -----------------    ------   -------    -------    ------   -------------------
  Mid Cap Value Series
  Total Return .................................         13.31%**       35.74%   (0.58)%      5.27%    43.18%          37.80%**
  Ratios to Average Net Assets:
   Expenses ....................................          0.87%*         0.89%     0.90%      0.92%     0.99%           1.10%*
   Net investment income .......................          1.01%*         0.29%     0.51%      0.24%     0.82%           0.52%*
  Portfolio Turnover Rate ......................            64%**         152%      142%       143%      163%            202%**


----------
    (1) Commencement of operations.
    (2) Less than (0.01)%.
    *   Annualized.
    **  Not annualized.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

================================================================================



                                                        FOR THE
                                                    SIX-MONTH PERIOD                                               FOR THE PERIOD
                                                         ENDED           FOR THE FISCAL YEARS ENDED JUNE 30,    NOVEMBER 1, 1999(1)
                                                   DECEMBER 31, 2004     ------------------------------------         THROUGH
                                                      (UNAUDITED)        2004     2003       2002       2001       JUNE 30, 2000
                                                   -----------------    ------   ------    --------    ------   -------------------
  Large Cap Value Series
  Total Return..................................         10.44%**       16.78%    1.21%    (23.81)%     9.38%          18.70%**
  Ratios to Average Net Assets:
   Expenses ....................................          0.74%*         0.74%    0.76%       0.71%     0.72%           0.69%*
   Net investment income .......................          1.73%*         1.20%    1.23%       0.86%     1.01%           0.82%*
  Portfolio Turnover Rate.......................             9%**          26%      87%        100%      109%            110%**

----------
    (1) Commencement of operations.
    (2) Less than (0.01)%.
    *   Annualized.
    **  Not annualized.

7. CONTRACTUAL OBLIGATIONS. The Series enter into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series have not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS

================================================================================



WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES


                                                                                                       Number of
                                                                                                     Portfolios in
                                                                               Principal                 Fund             Other
                           Position(s)         Term of Office                Occupation(s)              Complex       Directorships
                            Held with           and Length of                 During Past             Overseen by        Held by
Name, Address and Age      Fund Complex          Time Served                   Five Years               Trustee          Trustee
---------------------      ------------   ------------------------    ---------------------------    -------------   --------------
ROBERT J. CHRISTIAN(1)     Trustee,       Shall serve until death,    Executive Vice                      59         Wilmington
Date of Birth: 2/49        President,     resignation or removal.     President and                                  Low Volatility
                           Chief          Trustee, President and      Chief Investment                               Fund of Funds
                           Executive      Chairman of the Board       Officer of Wilmington                          (Closed-End
                           Officer and    since October 1998.         Trust Company since                            Registered
                           Chairman of                                February 1996; President of                    Investment
                           the Board                                  Rodney Square Management                       Company).
                                                                      Corporation ("RSMC")
                                                                      Since 1996.

FRED FILOON(2)             Trustee        Shall serve until           Senior Vice President,              59         None
520 Madison Avenue                        death, resignation or       Principal of Cramer
New York, NY 10022                        removal. Trustee since      Rosenthal McGlynn, LLC
Date of Birth: 3/42                       November 2004.              since 1991.


---------------
(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.
(2) Mr. Filoon is an "interested" Trustee by reason of his position as Senior Vice President to Cramer Rosenthal McGlynn LLC, an investment adviser to the Trust.

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)

================================================================================





                                                                                                    Number of
                                                                                                  Portfolios in
                                                                              Principal               Fund              Other
                           Position(s)         Term of Office               Occupation(s)            Complex        Directorships
                            Held with           and Length of                During Past           Overseen by         Held by
Name, Address and Age      Fund Complex          Time Served                 Five Years              Trustee           Trustee
---------------------      ------------   ------------------------    ------------------------    -------------   -----------------
INDEPENDENT TRUSTEES
ROBERT H. ARNOLD           Trustee        Shall serve until death,    Founder and                      59         None
Date of Birth: 3/44                       resignation or removal.     co-manages,
                                          Trustee since May           R. H. Arnold & Co.,
                                          1997.                       Inc. (investment
                                                                      banking company)
                                                                      since 1989.

DR. ERIC BRUCKER           Trustee        Shall serve until death,    Professor                        59         Wilmington
Date of Birth: 12/41                      resignation or removal.     of Economics                                Low Volatility
                                          Trustee since October       Widener University                          Fund of Funds
                                          1999.                       since July 2004;                            (Closed-End
                                                                      Formally, Dean,                             Registered
                                                                      School of Business                          Investment
                                                                      Administration of                           Company).
                                                                      Widener University
                                                                      from 2001 to 2004;
                                                                      Prior to that, Dean,
                                                                      College of Business,
                                                                      Public Policy and
                                                                      Health at the University
                                                                      of Maine from September
                                                                      1998 to June 2001.

NICHOLAS A. GIORDANO       Trustee        Shall serve until death,    Consultant, financial            59         Wilmington
Date of Birth: 3/43                       resignation or removal.     services organizations                      Low Volatility
                                          Trustee since October       from 1997 to present;                       Fund of Funds
                                          1998.                       Interim President,                          (Closed-end
                                                                      LaSalle University                          Registered
                                                                      from 1998 to 1999.                          Investment
                                                                                                                  Company);
                                                                                                                  Kalmar Pooled
                                                                                                                  Investment Trust;
                                                                                                                  Independence
                                                                                                                  Blue Cross;
                                                                                                                  Selas Corporation
                                                                                                                  of America
                                                                                                                  (industrial
                                                                                                                  furnaces and
                                                                                                                  ovens).

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)

================================================================================



INDEPENDENT TRUSTEES


                                                                                                       Number of
                                                                                                     Portfolios in
                                                                                  Principal              Fund             Other
                                 Position(s)         Term of Office             Occupation(s)           Complex       Directorships
                                  Held with           and Length of              During Past          Overseen by        Held by
Name, Address and Age            Fund Complex          Time Served                Five Years            Trustee          Trustee
---------------------            ------------   ------------------------    ---------------------    -------------   --------------

LOUIS KLEIN, JR.                 Trustee        Shall serve until death,    Self-employed                 59         WHX
Date of Birth: 5/35                             resignation or removal.     financial consultant                     Corporation
                                                Trustee since October       since 1991.                              (industrial
                                                1999.                                                                manufacturer).

CLEMENT C. MOORE, II             Trustee        Shall serve until death,    Managing Partner,             59         None
Date of Birth: 9/44                             resignation or removal.     Mariemont Holdings,
                                                Trustee since October       LLC, (real estate
                                                1999.                       holding and
                                                                            development company)
                                                                            since 1980.

JOHN J. QUINDLEN                 Trustee        Shall serve until death,    Retired since 1993.           59         None
Date of Birth: 5/32                             resignation or removal.
                                                Trustee since October
                                                1999.

MARK A. SARGENT                  Trustee        Shall serve until death,    Dean and Professor of         59         Wilmington
Date of Birth: 4/51                             resignation or removal.     Law, Villanova                           Low Volatility
                                                Trustee since               University School of                     Fund of Funds
                                                November 2001.              Law since July 1997.                     (Closed-end
                                                                                                                     Registered
                                                                                                                     Investment
                                                                                                                     Company).


--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)

================================================================================



EXECUTIVE OFFICERS


                                                                                                        Number of
                                                                                                      Portfolios in
                                                                               Principal                  Fund            Other
                          Position(s)          Term of Office                Occupation(s)               Complex      Directorships
                           Held with           and Length of                  During Past              Overseen by       Held by
Name, Address and Age     Fund Complex          Time Served                    Five Years                Trustee         Trustee
--------------------     --------------   -----------------------    -----------------------------    -------------   -------------
ERIC K. CHEUNG           Vice President   Shall serve at the         Vice President,                       N/A        N/A
1100 North Market                         pleasure of the Board      Wilmington Trust
Street                                    and until successor is     Company Since 1986;
Wilmington, DE 19890                      elected and qualified.     and Vice President and
Date of Birth: 12/54                      Officer since October      Director of Rodney
                                          1998.                      Square Management
                                                                     Corporation since
                                                                     2001.

JOSEPH M. FAHEY, JR.     Vice President   Shall serve at the         Vice President, Rodney                N/A        N/A
1100 North Market                         pleasure of the Board      Square Management
Street                                    and until successor is     Corporation since
Wilmington, DE 19890                      elected and qualified.     1992.
Date of Birth: 1/57                       Officer since November
                                          1999.

JOHN R. GILES            Chief            Shall serve at the         Senior Vice President,                N/A        N/A
1100 North Market        Financial        pleasure of the Board      Wilmington Trust
Street                   Officer, Vice    and until successor is     Company since 1996.
Wilmington, DE 19890     President        elected and qualified.
Date of Birth: 8/57      and              Officer since December
                         Treasurer        1999.

LEAH M. ANDERSON         Secretary        Shall serve at the         Officer, Wilmington                   N/A        N/A
1100 North Market                         pleasure of the Board      Trust Company since
Street                                    and until successor is     1998. Officer, Rodney
Wilmington, DE 19890                      elected and qualified.     Square Management
Date of Birth: 8/65                       Officer since October      Corporation since
                                          2002.                      1992.

ANNA M. BENCROWSKY       Chief            Shall serve at the         Chief Compliance                      N/A        N/A
1100 North Market        Compliance       pleasure of the Board      Officer, Rodney Square
Street                   Officer          and until successor is     Management Corporation
Wilmington, DE 19890                      elected and qualified.     since 2004; Vice President
Date of Birth: 5/51                       Officer since September    and Chief Compliance
                                          2004.                      Officer, 1838 Investment
                                                                     Advisors, LP From 1998
                                                                     to 2004; Vice President,
                                                                     Secretary, and Treasurer,
                                                                     1838 Investment Advisors
                                                                     Funds from 1995 to 2004;
                                                                     Vice President and Secretary,
                                                                     1838 Bond--Debenture
                                                                     Trading Fund from
                                                                     1982 to 2004.


--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)

================================================================================



EXECUTIVE OFFICERS


                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                     Principal            Fund            Other
                                      Position(s)         Term of Office           Occupation(s)         Complex      Directorships
                                       Held with           and Length of            During Past        Overseen by       Held by
Name, Address and Age                 Fund Complex          Time Served             Five Years           Trustee         Trustee
---------------------                --------------   ----------------------    ------------------    -------------   -------------

WILLIAM P. RICHARDS, JR.             Vice President   Shall serve at the        Managing Director,         N/A             N/A
100 Wilshire Boulevard                                pleasure of the Board     Roxbury Capital
Suite 1000                                            and until successor is    Management LLC
Santa Monica, CA 90401                                elected and qualified.    since 1998.
Date of Birth: 11/36                                  Officer since November
                                                      2004.



VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolios is available, without charge and upon request, on the SEC's website at http:// www.sec.gov. Information regarding how the investment adviser voted proxies for the most recent twelve month period ended June 30 is available without charge and upon request, on the SEC's website listed above.

================================================================================


TRUSTEES                                                  CRM
Robert H. Arnold                                         FUNDS
Dr. Eric Brucker
Robert J. Christian
Fred Filoon
Nicholas A. Giordano                                   SMALL CAP
Louis Klein, Jr.
Clement C. Moore, II                                  VALUE FUND
John J. Quindlen
Mark A. Sargent                                      SMALL/MID CAP

INVESTMENT ADVISER                                    VALUE FUND
Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue                                  MID CAP
White Plains, NY 10604
                                                      VALUE FUND
ADMINISTRATOR
PFPC Inc.                                              LARGE CAP
301 Bellevue Parkway
Wilmington, DE 19809                                  VALUE FUND

LEGAL COUNSEL                                       Investor Shares
Pepper Hamilton LLP
                                                  SEMI ANNUAL REPORT
INDEPENDENT AUDITORS                               December 31, 2004
Ernst & Young LLP



                                                    [GRAPHIC OMITTED]




Investor Information: (800) CRM-2883
http://www.crmfunds.com





THIS REPORT IS AUTHORIZED FOR DISTRIBUTION
ONLY TO SHAREHOLDERS AND TO OTHERS
WHO HAVE RECEIVED CURRENT PROSPECTUSES
OF THE CRM FUNDS.


CRMINV SAIR                                                       THE CRM FUNDS


================================================================================

BALENTINE PREMIER MONEY MARKET PORTFOLIO
----------------------------------------
 PRESIDENT'S MESSAGE
================================================================================



DEAR SHAREHOLDER:

   After spending more than three years pursuing an ever-easier monetary policy, the Federal Reserve ("Fed") embarked on a gradual reversal of that stance beginning in the summer of 2004. Outwardly, that took the form of higher short-term interest rates, which were raised five times by the Fed and ended the year 125 basis points (1.25%) higher than at the beginning of the year. Much of the economic growth that occurred in 2004 was a direct result of that easing monetary policy. The economic impact of a somewhat tighter monetary policy and higher interest rates will be felt in 2005 and beyond. Generally speaking, it means that we believe economic growth will continue, but will likely be less robust. And, inflation and interest rates are likely to rise throughout 2005.

   To understand the impact of fiscal and monetary policies upon economic growth it is best to start with the events of the last year. In 2004, the U.S. economy enjoyed record low interest rates, personal tax cuts, and accelerated depreciation allowances for businesses. Three important sectors of the economy were significantly impacted by this confluence of events -- consumer spending, housing, and business spending on new plant and equipment (capital spending). A small reversal of fortunes in these factors (monetary policy, evaporation of the accelerated depreciation allowances) will have a dampening impact on economic growth in 2005.

   Consumer spending last year was positively impacted by lower interest rates and especially lower mortgage rates. Mortgage rates hit record lows in 2004. This led to a substantial amount of mortgage re-financing which in turn produced: 1) a cash payout as homeowners frequently took equity out of their homes; and, 2) a lower monthly mortgage payment. Consequently, consumer discretionary income was enhanced and overall consumer spending rose 3.5 -- 4.0%, after inflation.

   A second positive consequence of low mortgage rates is, of course, housing. New home sales last year reached an all-time record (1.2 million units) -- eclipsing the previous record attained in 2003. The low level of mortgage rates, rising family income and employment, and moderate housing price inflation in early 2004, produced a record high in the housing affordability index. However, late 2004 rises in interest rates and an estimated 12% rise in home prices have combined to reduce the affordability of housing.

   The accelerated depreciation allowances that were available in 2004 were a positive influence on business capital spending which rose 10% last year, after inflation. The boost this brought to the economy was well-needed. But, the absence of the one-time impact of depreciation acceleration in 2005 could result in a less robust capital spending environment.

   It is possible that we have already seen the lows for inflation for this business cycle. Consumer prices rose 3.2% in 2004 compared with 1.8% in 2003. The rise in inflation is not just a short-term cyclical event. It is also the natural result of an easy Fed policy that we mentioned earlier. Short-term interest rates have been below inflation for more than two years -- the longest such pattern in the last 30 years. The release of the December Federal Open Market Committee minutes leaves little doubt that this period is coming to an end. The minutes accompanying the December meeting concluded that, "Even with this action, the current level of the real funds rate target remained below the level it most likely would need to reach to keep inflation stable and output at its potential. With the economic expansion more firmly entrenched, cost and price pressures were likely to become a clearer intermediate-term risk to sustained good economic performance absent further reduction of accommodation." The Statement accompanying the 25 basis point increase in December indicates that the Fed is likely to take a measured approach in raising the federal funds rate target in 2005.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
----------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



INVESTMENT RESULTS

For the six-month period ended December 31, 2004, the Balentine Premier Money Market Portfolio's dividend represented a return of 0.37%. A comparison of the Portfolio's performance versus its benchmark is presented below:

                                                                       For the Six-Month
                                                                          Period Ended
                                                                       December 31, 2004
                                                                       -----------------
        BALENTINE PREMIER MONEY MARKET PORTFOLIO                              0.37%
        Lipper Money Market Funds                                             0.43%
        Lipper Institutional Money Market Funds                               0.65%


---------------
Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-336-9970.

Investment in the Portfolio is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and are subject to risks. Although the Portfolio seeks to preserve the value of its shareholders' investments at $1.00 per share, it is possible to lose money by investing in this fund.

The Performance in the above chart does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

   We invite your comments and questions and thank you for your investment in the Balentine Premier Money Market Portfolio. We look forward to reviewing our investment results with you in our next report to shareholders.


                                                      Sincerely,

                                                      /s/ Robert J. Christian

                                                      Robert J. Christian
                                                      President




February 4, 2005

You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. A prospectus with this and other information may be obtained by calling 800-336-9970. The prospectus should be read carefully before investing.

Mr. Christian's comments reflect the investment adviser's views generally regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

Distributed by Professional Funds Distributor, LLC. See Financial Highlights.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
----------------------------------------
 EXPENSE DISCLOSURE
================================================================================



DISCLOSURE OF FUND EXPENSES

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Portfolio, you incur ongoing costs, including management fees and other fund expenses. A Portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Portfolio's costs in two ways.

     o ACTUAL FUND RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
     o HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004
EXPENSE TABLE


                                                                                    Beginning      Ending                  Expenses
                                                                                     Account      Account     Annualized     Paid
                                                                                      Value        Value       Expense      During
                                                                                     7/01/04      12/31/04     Ratio(1)     Period*
                                                                                    ---------    ---------    ----------   --------
Balentine Premier Money Market Portfolio
Actual Fund Return ..............................................................   $1,000.00    $1,003.70       0.93%       $4.70
Hypothetical 5% Return ..........................................................   $1,000.00    $1,020.31       0.93%       $4.74

---------------
* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(1) The Portfolio currently invests 100% of its investable assets in the WT Investment Trust I - Premier Money Market Series. The "Annualized Expense Ratio" includes expenses allocated from the WT Investment Trust I - Premier Money Market Series.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
----------------------------------------
 HOLDINGS DISCLOSURE
================================================================================



PORTFOLIO HOLDINGS
DECEMBER 31, 2004

The Portfolio currently invests 100% of its investable assets in the WT Investment Trust I - Premier Money Market Series. The following table presents the portfolio holdings of the WT Investment Trust I - Premier Money Market Series as a percent of its total investments.

PREMIER MONEY MARKET SERIES


Repurchase Agreements ..................................................    27.0%
Commercial Paper .......................................................    23.2
Certificates of Deposit ................................................    21.3
U.S. Agency Obligations ................................................    20.8
Corporate Notes ........................................................     7.7
                                                                           -----
                                                                           100.0%
                                                                           =====


DISCLOSURE OF PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all Portfolios file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For the Premier Money Market Series, this would be for the fiscal quarters ending September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Premier Money Market Series filed its first Form N-Q with the SEC on November 29, 2004. It is available upon request, without charge, by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

BALENTINE PREMIER MONEY MARKET PORTFOLIO
----------------------------------------
 FINANCIAL STATEMENTS
================================================================================



STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)


ASSETS:
Investment in Series, at value ...................................   $91,852,185
Receivable due from adviser ......................................         8,611
                                                                     -----------
Total assets .....................................................    91,860,796
                                                                     -----------
LIABILITIES:
Dividends payable ................................................        63,773
Accrued expenses .................................................        64,262
                                                                     -----------
Total liabilities ................................................       128,035
                                                                     -----------
NET ASSETS .......................................................   $91,732,761
                                                                     ===========
NET ASSETS CONSIST OF:
Paid-in capital ..................................................   $91,732,761
                                                                     -----------
NET ASSETS .......................................................   $91,732,761
                                                                     ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  ($0.01 par value, unlimited authorized shares):
  Service Shares..................................................    91,732,450
                                                                     ===========
NET ASSET VALUE, offering and redemption price per share:
  Service Shares..................................................   $      1.00
                                                                     ===========




    The accompanying notes are an integral part of the financial statements.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
----------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENT OF OPERATIONS
For the Six-Month Period Ended December 31, 2004 (Unaudited)


NET INVESTMENT INCOME FROM SERIES:
 Interest ...........................................................   $535,651
 Expenses (net of $21,548 of fee waivers) ...........................    (65,847)
                                                                        --------
   Net investment income from Series ................................    469,804
                                                                        --------
EXPENSES:
 Administration and accounting fees  ................................     22,815
 Transfer agent fees ................................................      6,890
 Reports to shareholders ............................................      7,728
 Compliance services ................................................      1,072
 Trustees' fees .....................................................      5,952
 Distribution fees ..................................................    197,365
 Shareholder service fees ...........................................     42,762
 Registration fees ..................................................     16,038
 Professional fees ..................................................      6,317
 Other ..............................................................      4,052
                                                                        --------
   Total expenses before fee waivers and expense reimbursements .....    310,991
   Expenses reimbursed ..............................................    (66,720)
   Administration and accounting fees waived ........................     (4,529)
                                                                        --------
    Total expenses, net .............................................    239,742
                                                                        --------
 Net investment income ..............................................    230,062
                                                                        --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................   $230,062
                                                                        ========




    The accompanying notes are an integral part of the financial statements.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
----------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF CHANGES IN NET ASSETS


                                         For the Six-Month
                                           Period Ended      For the Fiscal Year
                                         December 31, 2004          Ended
                                            (Unaudited)         June 30, 2004
                                         -----------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income ..............      $     230,062        $     167,041
 Net realized gain on investments ...                 --                  311
                                           -------------        -------------
Net increase in net assets resulting
  from operations....................            230,062              167,352
                                           -------------        -------------
Distributions to shareholders from
  net investment income..............           (230,062)            (167,041)
                                           -------------        -------------
Portfolio share transactions (a):
 Proceeds from shares sold ..........        172,712,617          568,833,384
 Cost of shares issued on
   reinvestment of distributions.....            177,946              178,219
 Cost of shares redeemed ............       (147,607,022)        (584,080,939)
                                           -------------        -------------
Net increase (decrease) in net
  assets from Portfolio share
  transactions.......................         25,283,541          (15,069,336)
                                           -------------        -------------
Total increase (decrease) in net
  assets.............................         25,283,541          (15,069,025)
NET ASSETS:
 Beginning of period ................         66,449,220           81,518,245
                                           -------------        -------------
 End of period ......................      $  91,732,761        $  66,449,220
                                           =============        =============
(A) TRANSACTIONS IN CAPITAL SHARES
  WERE:
 Shares sold ........................        172,712,617          568,833,384
 Shares issued on reinvestment of
   distributions.....................            177,946              178,219
 Shares redeemed ....................       (147,607,022)        (584,080,939)
                                           -------------        -------------
 Net increase (decrease) in shares ..         25,283,541          (15,069,336)
 Shares outstanding -- Beginning of
  period.............................         66,448,909           81,518,245
                                           -------------        -------------
 Shares outstanding -- End of period          91,732,450           66,448,909
                                           =============        =============






    The accompanying notes are an integral part of the financial statements.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
----------------------------------------
 FINANCIAL HIGHLIGHTS
================================================================================



The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.


                                                                       For the Six-Month                            For the Period
                                                                          Period Ended      For the Fiscal Year  November 4, 2002(2)
                                                                       December 31, 2004           Ended               through
PREMIER MONEY MARKET PORTFOLIO -- SERVICE SHARES                          (Unaudited)          June 30, 2004        June 30, 2003
                                                                       -----------------    -------------------   -----------------
NET ASSET VALUE -- BEGINNING OF PERIOD.............................         $  1.00               $  1.00              $  1.00
                                                                            -------               -------              -------
INVESTMENT OPERATIONS:(3)
 Net investment income.............................................            0.00                  0.00                 0.00
                                                                            -------               -------              -------
DISTRIBUTIONS:(3)
 From net investment income........................................            0.00                  0.00                 0.00
                                                                            -------               -------              -------
NET ASSET VALUE -- END OF PERIOD...................................         $  1.00               $  1.00              $  1.00
                                                                            =======               =======              =======
TOTAL RETURN.......................................................           0.37%**               0.19%                0.31%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
 Expenses:
   Including expense limitations...................................           0.93%*                0.93%                0.93%*
   Excluding expense limitations...................................           1.21%*                1.14%                1.14%*
 Net investment income.............................................           0.70%*                0.19%                0.48%*
Net assets at end of period (000 omitted)..........................         $91,733               $66,449              $81,518

---------------
*    Annualized.
**   Not annualized.
(1) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Premier Money Market Series.
(2)  Commencement of operations.
(3)  Investment operations and distributions were less than $0.01 per share.






    The accompanying notes are an integral part of the financial statements.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
----------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================



1. DESCRIPTION OF THE FUND. Balentine Premier Money Market Portfolio (the "Portfolio") is a series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a portfolio that is separate and distinct from the shares in any other portfolio and to further divide shares of any portfolio into one or more separate and distinct classes of shares. These financial statements and related notes pertain only to the Portfolio. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolio offers Service Shares to investors who use a financial intermediary to process transactions with the Portfolio and are subject to distribution and shareholder servicing fees. The Service Shares commenced operations November 4, 2002.

   The Portfolio has adopted a distribution plan under Rule 12b-1 under the 1940 Act that allows the Portfolio to pay a fee to Professional Funds Distributor, LLC for the sale and distribution of its Service Shares. Under the distribution plan, the Portfolio will pay distribution fees to Professional Funds Distributor, LLC at a maximum annual rate of 0.60% of average daily net assets of the Service Shares.

   The Board of Trustees has adopted a shareholder service plan authorizing the Portfolio to pay service providers an annual fee not exceeding 0.13% of average daily net assets of the Service Shares to compensate service providers who maintain a service relationship.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Portfolio seeks to achieve its investment objective by investing all of its investable assets in the Premier Money Market Series of WT Investment Trust I ("Series"), which has the same investment objective, policies and limitations as the Portfolio. The performance of the Portfolio is directly affected by the performance of the Series. As of December 31, 2004, the Portfolio owned approximately 15% of the Series. The financial statements of the Series, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Portfolio's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolio:

   Valuation of Investment in Series. Valuation of the Portfolio's investment in the Series is based on the underlying securities held by the Series. The Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. The Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. The Portfolio records its share of the Series' income, expenses and realized and unrealized gains and losses daily. Additionally, the Portfolio records its own expenses as incurred.

BALENTINE PREMIER MONEY MARKET PORTFOLIO
-----------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================



   Distributions to Shareholders. Distributions to shareholders of the Portfolio are declared daily from net investment income and paid to shareholders monthly. Distributions from net realized gains, if any, will be declared and paid annually.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolio does not incur an advisory fee directly, but rather indirectly through its investment in the Series. The investment adviser to the Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. RSMC also receives a service fee of 0.006% of the Portfolio's average daily net assets under a Compliance, Support and Recordkeeping Services Agreement. From July 1, 2004 to September 30, 2004, RSMC also served as administrator and accounting agent to the Portfolio. From July 1, 2004 to September 30, 2004, RSMC was paid $8,250 by the Portfolio for its administration and accounting services. The fees charged to the Series are discussed in the notes to the Series' financial statements.

   RSMC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.93% of average daily net assets. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The distributions paid during six-month period ended December 31, 2004 and the fiscal year ended June 30, 2004 of $230,062 and $167,041, were characterized as ordinary income for income tax purposes.

5. CONTRACTUAL OBLIGATIONS. The Portfolio enters into contracts in the normal course of business that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts. Management has reviewed the Portfolio's existing contracts and expects the risk of loss to be remote.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
----------------------------------------------------
 SEMI ANNUAL REPORT / DECEMBER 31, 2004 (UNAUDITED)
================================================================================










          (The following pages should be read in conjunction with the
                       Portfolio's Financial Statements.)

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
----------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
 (Showing Percentage of Total Investments)
================================================================================


                                                                                          Moody's/S&P     Principal        Value
                                                                                            Ratings1       Amount        (Note 2)
                                                                                          -----------    -----------   ------------
CERTIFICATES OF DEPOSIT -- 21.3%
 FOREIGN BANKS, FOREIGN CENTERS -- 6.4%
   Landesbank Baden-Wuerttemberg, 2.26%, 02/18/05.....................................     P-1, A-1+     $20,000,000   $ 20,000,000
   Societe Generale, 2.04%, 02/02/05..................................................     P-1, A-1+      20,000,000     19,998,286
                                                                                                                       ------------
                                                                                                                         39,998,286
                                                                                                                       ------------
 FOREIGN BANKS, U.S. BRANCHES -- 8.5%
   Barclays Bank PLC, 2.34%, 02/08/05.................................................     P-1, A-1+      15,000,000     15,000,000
   HBOS Treasury Services, 2.31%, 02/28/05............................................     P-1, A-1+        ,000,000     13,000,060
   Toronto Dominion, 2.29%, 01/07/05..................................................      P-1, A-1      25,000,000     25,000,000
                                                                                                                       ------------
                                                                                                                         53,000,000
                                                                                                                       ------------
 U.S. BANKS, U.S. BRANCHES -- 6.4%
   Citibank, 1.97%, 01/31/05..........................................................     P-1, A-1+      25,000,000     25,000,772
   Wells Fargo Bank, 2.02%, 01/31/05..................................................     P-1, A-1+      15,000,000     14,999,997
                                                                                                                       ------------
                                                                                                                         39,999,997
                                                                                                                       ------------
  TOTAL CERTIFICATE'S OF DEPOSIT (COST $132,998,283) ...............................................................    132,998,283
                                                                                                                       ------------
COMMERCIAL PAPER -- 23.2%
 BANKS -- 3.2%
   Bank of America, Inc., 2.25%, 02/14/05.............................................      P-1, A-1      20,000,000     19,945,000
                                                                                                                       ------------
 FINANCIAL -- 16.0%
   CIT Group, Inc., 2.03%, 01/05/05...................................................      P-1, A-1      10,000,000      9,997,774
   CIT Group, Inc., 2.06%, 01/18/05...................................................      P-1, A-1      10,000,000      9,990,272
   Dresdner US Finance Inc., 2.29%, 01/07/05..........................................      P-1, A-1      30,000,000     29,988,575
   Johns Hopkins University, 2.00%, 01/05/05..........................................     P-1, A-1+      10,000,000     10,000,000
   Mogan Stanley & Co., 2.30%, 02/22/05...............................................      P-1, A-1      10,000,000      9,966,778
   National Rural Utilities Coop. Finance Corp., 2.27%, 01/07/05......................      P-1, A-1      30,000,000     29,988,650
                                                                                                                       ------------
                                                                                                                         99,932,019
                                                                                                                       ------------
 LEASING -- 4.0%
   Vehicle Service Corp. of America, LOC Bank of America 2.25%, 02/14/05..............        A-1+        25,000,000     24,931,250
                                                                                                                       ------------
  TOTAL COMMERCIAL PAPER (COST $144,808,269) .......................................................................    144,808,269
                                                                                                                       ------------
CORPORATE NOTES -- 7.7%
 FINANCIAL -- 7.7%
 General Electric Capital Corp., 2.62%, 03/15/05*.....................................      Aaa, AAA      24,775,000     24,783,444
 Royal Bank of Canada, NY, 2.33%, 01/25/05*...........................................      N/R, AA-      23,365,000     23,356,021
                                                                                                                       ------------
  TOTAL CORPORATE NOTES (COST $48,139,465) .........................................................................     48,139,465
                                                                                                                       ------------
U.S. AGENCY OBLIGATIONS -- 20.8%
 FEDERAL HOME LOAN BANK NOTES -- 3.2%
   Federal Home Loan Bank Notes, 1.30%, 04/27/05.....................................................     10,000,000     10,000,000
   Federal Home Loan Bank Notes, 1.38%, 05/03/05.....................................................     10,000,000     10,000,000
                                                                                                                       ------------
                                                                                                                         20,000,000
                                                                                                                       ------------


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
----------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================



                                                                                                          Principal        Value
                                                                                                           Amount        (Note 2)
                                                                                                         -----------   ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES -- 4.0%
   Federal Home Loan Mortgage Corporation Discount Notes, 1.94%, 01/04/05............................    $25,000,000   $ 24,995,958
                                                                                                                       ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES -- 6.4%
   Federal National Mortgage Association Discount Notes, 1.98%, 01/05/05.............................     20,000,000     19,995,611
   Federal National Mortgage Association Discount Notes, 1.98%, 01/12/05.............................     20,000,000     19,987,900
                                                                                                                       ------------
                                                                                                                         39,983,511
                                                                                                                       ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 7.2%
   Federal National Mortgage Association Notes, 1.38%, 02/11/05......................................     15,000,000     15,000,000
   Federal National Mortgage Association Notes, 1.50%, 02/15/05......................................     30,000,000     30,000,000
                                                                                                                       ------------
                                                                                                                         45,000,000
                                                                                                                       ------------
  TOTAL U.S. AGENCY OBLIGATIONS (COST $129,979,469) ................................................................    129,979,469
                                                                                                                       ------------



REPURCHASE AGREEMENTS -- 27.0%
   With Bank of America, Inc.: at 2.27%, dated 12/31/04, to be repurchased at $84,094,905 on 01/03/05, collateralized by $86,601,370 of Federal
    National Mortgage Association Securities with a maturity of 03/01/19 .............................    84,079,000     84,079,000
   With UBS Warburg, Inc: at 2.27%, dated 12/31/04, to be repurchased at $85,016,079 on 01/03/05, collateralized by $87,552,747 of Federal
    Home Loan Mortgage Corporation Securities with various coupons and maturities to 06/01/33 and Federal National Mortgage Association
    Securities with various coupons and maturities to 01/01/35 .......................................    85,000,000     85,000,000
                                                                                                                       ------------
  TOTAL REPURCHASE AGREEMENTS (COST $169,079,000) ..................................................................    169,079,000
                                                                                                                       ------------
TOTAL INVESTMENTS (Cost $625,004,486)+ -- 100.0% ...................................................................   $625,004,486
                                                                                                                       ============

---------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2004. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+    Cost for federal income tax purposes.
(1) Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are unaudited.










    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
----------------------------------------------------
 FINANCIAL STATEMENTS
================================================================================



STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)

ASSETS:
Investment in securities, at value* .............................   $625,004,486
Cash ............................................................             81
Interest receivable .............................................        761,464
                                                                    ------------
Total assets ....................................................    625,766,031
                                                                    ------------
LIABILITIES:
Accrued advisory fees ...........................................         67,114
Other accrued expenses ..........................................         69,137
                                                                    ------------
Total liabilities ...............................................        136,251
                                                                    ------------
NET ASSETS ......................................................   $625,629,780
                                                                    ============

---------------


* Investments at cost..........................................    $ 625,004,486




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
----------------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENT OF OPERATIONS
For the Six-Month Period Ended December 31, 2004 (Unaudited)


INVESTMENT INCOME:
 Interest .........................................................   $5,169,662
                                                                      ----------
EXPENSES:
 Advisory fees ....................................................      632,697
 Administration and accounting fees ...............................       86,618
 Custody fees .....................................................       37,399
 Compliance services ..............................................       10,330
 Trustees' fees ...................................................        2,386
 Professional fees ................................................       66,008
 Other ............................................................        3,210
                                                                      ----------
   Total expenses before fee waivers ..............................      838,648
   Fees waived ....................................................     (206,323)
                                                                      ----------
    Total expenses, net ...........................................      632,325
                                                                      ----------
 Net investment income ............................................    4,537,337
                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............   $4,537,337
                                                                      ==========




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
----------------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF CHANGES IN NET ASSETS


                                             For the Six-Month
                                               Period Ended       For the Fiscal
                                             December 31, 2004      Year Ended
                                                (Unaudited)       June 30, 2004
                                             -----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income ..................     $     4,537,337    $     7,716,621
 Net realized gain on investments .......                  --              3,131
                                              ---------------    ---------------
Net increase in net assets resulting
  from operations........................           4,537,337          7,719,752
                                              ---------------    ---------------
Transactions in beneficial interest:
 Contributions ..........................       1,486,831,977      2,804,060,455
 Withdrawals ............................      (1,678,340,346)    (2,691,499,232)
                                              ---------------    ---------------
Net increase (decrease) in net assets
  from transactions in beneficial
  interest...............................        (191,508,369)       112,561,223
                                              ---------------    ---------------
Total increase (decrease) in net assets .        (186,971,032)       120,280,975
NET ASSETS:
 Beginning of period ....................         812,600,812        692,319,837
                                              ---------------    ---------------
 End of period ..........................     $   625,629,780    $   812,600,812
                                              ===============    ===============




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
----------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================



1. DESCRIPTION OF THE TRUST. Premier Money Market Series (the "Series") is a series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a series separate and distinct from the shares of other series. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. The Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

   Federal Income Taxes. The Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Repurchase Agreements. The Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In the event of default of the obligation to repurchase, the Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   Other. Investment security transactions are accounted for on a trade date basis. The Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
----------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================



3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to the Series. For its services, RSMC receives a fee of 0.20% of the Series' average daily net assets. RSMC also receives a service fee of 0.006% of the Series average daily net assets under a Compliance, Support and Recordkeeping Services Agreement. From July 1, 2004 to September 30, 2004, RSMC also served as administrator and accounting agent to the Series. For the period July 1, 2004 to September 30, 2004, RSMC was paid $24,783 by the Series for its administration and accounting services.

   RSMC has contractually agreed to waive a portion of its advisory fee or reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.20% of average daily net assets. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. FINANCIAL HIGHLIGHTS.

                                                                         For the
                                                                        Six-Month
                                                                      Period Ended        For the Fiscal Years Ended June 30,
                                                                    December 31, 2004    ---------------------------------------
                                                                       (Unaudited)       2004    2003     2002     2001    2000
                                                                    -----------------   -----    -----   -----    -----    -----
  Total Return..................................................          0.74%**       0.92%    1.37%   2.42%    6.03%    5.80%
  Ratios to Average Net Assets:
   Expenses:
    Including expense limitations...............................          0.20%*        0.20%    0.20%   0.20%    0.20%    0.20%
    Excluding expense limitations...............................          0.27%*        0.26%    0.25%   0.26%    0.26%    0.26%
  Net investment income.........................................          1.44%*        0.92%    1.34%   2.44%    5.86%    5.66%

---------------
 *Annualized.
**Not Annualized.

5. CONTRACTUAL OBLIGATIONS. The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS
================================================================================



WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES


                                                                                                       Number of
                                                                                                     Portfolios in
                                                                                 Principal               Fund             Other
                              Position(s)         Term of Office               Occupation(s)            Complex       Directorships
Name, Address and Age          Held with           and Length of                During Past           Overseen by        Held by
---------------------         Fund Complex          Time Served                 Five Years              Trustee          Trustee
                              ------------   ------------------------    ------------------------    -------------   --------------
ROBERT J. CHRISTIAN(1)        Trustee,       Shall serve until death,    Executive Vice                   59         Wilmington
Date of Birth: 2/49           President,     resignation or removal.     President and                               Low Volatility
                              Chief          Trustee, President and      Chief Investment                            Fund of Funds
                              Executive      Chairman of the Board       Officer of Wilmington                       (Closed-End
                              Officer and    since October 1998.         Trust Company since                         Registered
                              Chairman of                                February 1996; President                    Investment
                              the Board                                  of Rodney Square                            Company).
                                                                         Management Corporation
                                                                         ("RSMC") since 1996.
FRED FILOON(2)                Trustee        Shall serve until           Senior Vice President,           59         None
520 Madison Avenue                           death, resignation or       Principal of Cramer
New York, NY 10022                           removal. Trustee            Rosenthal McGlynn, LLC
Date of Birth: 3/42                          since November 2004.        since 1991.

---------------
1 Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

2 Mr. Filoon is an "interested" Trustee by reason of his position as Senior Vice President to Cramer Rosenthal McGlynn LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================





                                                                                                 Number of
                                                                                               Portfolios in
                                                                           Principal                Fund              Other
                         Position(s)         Term of Office              Occupation(s)            Complex         Directorships
Name, Address and Age     Held with           and Length of               During Past           Overseen by          Held by
---------------------    Fund Complex          Time Served                 Five Years             Trustee            Trustee
                         ------------   ------------------------    ------------------------   -------------    -----------------
INDEPENDENT TRUSTEES
ROBERT H. ARNOLD         Trustee        Shall serve until death,    Founder and                      59         None
Date of Birth: 3/44                     resignation or removal.     co-manages,
                                        Trustee since May           R. H. Arnold & Co.,
                                        1997.                       Inc. (investment
                                                                    banking company)
                                                                    since 1989.

DR. ERIC BRUCKER         Trustee        Shall serve until death,    Professor                        59         Wilmington
Date of Birth: 12/41                    resignation or removal.     of Economics                                Low Volatility
                                        Trustee since October       Widener University                          Fund of Funds
                                        1999.                       since July 2004;                            (Closed-End
                                                                    Formally, Dean,                             Registered
                                                                    School of Business                          Investment
                                                                    Administration of                           Company).
                                                                    Widener University
                                                                    from 2001 to 2004;
                                                                    Prior to that, Dean,
                                                                    College of Business,
                                                                    Public Policy and
                                                                    Health at the University
                                                                    of Maine from September
                                                                    1998 to June 2001.

NICHOLAS A. GIORDANO     Trustee        Shall serve until death,    Consultant, financial            59         Wilmington
Date of Birth: 3/43                     resignation or removal.     services organizations                      Low Volatility
                                        Trustee since October       from 1997 to present;                       Fund of Funds
                                        1998.                       Interim President,                          (Closed-end
                                                                    LaSalle University                          Registered
                                                                    from 1998 to 1999.                          Investment
                                                                                                                Company);
                                                                                                                Kalmar Pooled
                                                                                                                Investment Trust;
                                                                                                                Independence
                                                                                                                Blue Cross;
                                                                                                                Selas Corporation
                                                                                                                of America
                                                                                                                (industrial
                                                                                                                furnaces and
                                                                                                                ovens).

                                       20

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================



INDEPENDENT TRUSTEES


                                                                                                 Number of
                                                                                               Portfolios in
                                                                           Principal                Fund              Other
                         Position(s)         Term of Office              Occupation(s)            Complex         Directorships
Name, Address and Age     Held with           and Length of               During Past           Overseen by          Held by
---------------------    Fund Complex          Time Served                 Five Years             Trustee            Trustee
                         ------------   ------------------------    ------------------------   -------------    -----------------
LOUIS KLEIN, JR.         Trustee        Shall serve until death,    Self-employed                    59         WHX Corporation
Date of Birth: 5/35                     resignation or removal.     financial consultant                        (industrial
                                        Trustee since October       since 1991.                                 manufacturer).
                                        1999.

CLEMENT C. MOORE, II     Trustee        Shall serve until death,    Managing Partner,                59         None
Date of Birth: 9/44                     resignation or removal.     Mariemont Holdings,
                                        Trustee since October       LLC, (real estate
                                        1999.                       holding and
                                                                    development company)
                                                                    since 1980.

JOHN J. QUINDLEN         Trustee        Shall serve until death,    Retired since 1993.              59         None
Date of Birth: 5/32                     resignation or removal.
                                        Trustee since October
                                        1999.

MARK A. SARGENT          Trustee        Shall serve until death,    Dean and Professor of            59         Wilmington
Date of Birth: 4/51                     resignation or removal.     Law, Villanova                              Low Volatility
                                        Trustee since               University School of                        Fund of Funds
                                        November 2001.              Law since July 1997.                        (Closed-end
                                                                                                                Registered
                                                                                                                Investment
                                                                                                                Company).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================



EXECUTIVE OFFICERS


                                                                                                        Number of
                                                                                                      Portfolios in
                                                                               Principal                  Fund            Other
                          Position(s)          Term of Office                Occupation(s)               Complex      Directorships
Name, Address and Age      Held with           and Length of                  During Past              Overseen by       Held by
---------------------     Fund Complex          Time Served                    Five Years                Trustee         Trustee
                         --------------   -----------------------    -----------------------------    -------------   -------------
ERIC K. CHEUNG           Vice President   Shall serve at the         Vice President,                       N/A        N/A
1100 North Market                         pleasure of the Board      Wilmington Trust
Street                                    and until successor is     Company Since 1986;
Wilmington, DE 19890                      elected and qualified.     and Vice President and
Date of Birth: 12/54                      Officer since October      Director of Rodney
                                          1998.                      Square Management
                                                                     Corporation since
                                                                     2001.

JOSEPH M. FAHEY, JR.     Vice President   Shall serve at the         Vice President, Rodney                N/A        N/A
1100 North Market                         pleasure of the Board      Square Management
Street                                    and until successor is     Corporation since
Wilmington, DE 19890                      elected and qualified.     1992.
Date of Birth: 1/57                       Officer since November
                                          1999.

JOHN R. GILES            Chief            Shall serve at the         Senior Vice President,                N/A        N/A
1100 North Market        Financial        pleasure of the Board      Wilmington Trust
Street                   Officer, Vice    and until successor is     Company since 1996.
Wilmington, DE 19890     President        elected and qualified.
Date of Birth: 8/57      and              Officer since December
                         Treasurer        1999.

LEAH M. ANDERSON         Secretary        Shall serve at the         Officer, Wilmington                   N/A        N/A
1100 North Market                         pleasure of the Board      Trust Company since
Street                                    and until successor is     1998. Officer, Rodney
Wilmington, DE 19890                      elected and qualified.     Square Management
Date of Birth: 8/65                       Officer since October      Corporation since
                                          2002.                      1992.

ANNA M. BENCROWSKY       Chief            Shall serve at the         Chief Compliance                      N/A        N/A
1100 North Market        Compliance       pleasure of the Board      Officer, Rodney Square
Street                   Officer          and until successor is     Management Corporation
Wilmington, DE 19890                      elected and qualified.     since 2004; Vice President
Date of Birth: 5/51                       Officer since September    and Chief Compliance
                                          2004.                      Officer, 1838 Investment
                                                                     Advisors, LP From 1998
                                                                     to 2004; Vice President,
                                                                     Secretary, and Treasurer,
                                                                     1838 Investment Advisors
                                                                     Funds from 1995 to 2004;
                                                                     Vice President and Secretary,
                                                                     1838 Bond--Debenture
                                                                     Trading Fund from
                                                                     1982 to 2004.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================



EXECUTIVE OFFICERS


                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                     Principal            Fund            Other
                                      Position(s)         Term of Office           Occupation(s)         Complex      Directorships
Name, Address and Age                  Held with           and Length of            During Past        Overseen by       Held by
---------------------                 Fund Complex          Time Served             Five Years           Trustee         Trustee
                                     --------------   ----------------------    ------------------    -------------   -------------
WILLIAM P. RICHARDS, JR.             Vice President   Shall serve at the        Managing Director,         N/A             N/A
100 Wilshire Boulevard                                pleasure of the Board     Roxbury Capital
Suite 1000                                            and until successor is    Management LLC
Santa Monica, CA 90401                                elected and qualified.    since 1998.
Date of Birth: 11/36                                  Officer since November
                                                      2004.



VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolios is available, without charge and upon request, on the SEC's website at http:// www.sec.gov. Information regarding how the investment adviser voted proxies for the most recent twelve month period ended June 30 is available without charge and upon request, on the SEC's website listed above.

                   TRUSTEES                                            BALENTINE
                                                                       & COMPANY
               Robert H. Arnold
               Dr. Eric Brucker
             Robert J. Christian
                 Fred Filoon
             Nicholas A. Giordano
               Louis Klein, Jr.
             Clement C. Moore, II
               John J. Quindlen                          Balentine Portfolio
               Mark A. Sargent


                   OFFICERS

       Robert J. Christian, President/                   o  Premier Money Market
           Chief Executive Officer
         Eric Cheung, Vice President
     Joseph M. Fahey, Jr., Vice President
        John R. Giles, Vice President/
      Chief Financial Officer/Treasurer
         Leah M. Anderson, Secretary
 Anna M. Bencrowsky, Chief Compliance Officer
   William P. Richards, Jr., Vice President


              INVESTMENT ADVISER

     Rodney Square Management Corporation
           1100 North Market Street
             Wilmington, DE 19890


                  CUSTODIAN

           Wilmington Trust Company
           1100 North Market Street
             Wilmington, DE 19890


                TRANSFER AGENT
              ADMINISTRATOR AND                                  SEMI ANNUAL
               ACCOUNTING AGENT                               December 31, 2004

                  PFPC Inc.
             301 Bellevue Parkway
             Wilmington, DE 19809




This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Balentine Premier Money Market Portfolio.

BPRE-SEMI-12/04

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
--------------------------------------------------
 PRESIDENT'S MESSAGE
================================================================================


DEAR SHAREHOLDER:

   After spending more than three years pursuing an ever-easier monetary policy, the Federal Reserve ("Fed") embarked on a gradual reversal of that stance beginning in the summer of 2004. Outwardly, that took the form of higher short-term interest rates, which were raised five times by the Fed and ended the year 125 basis points (1.25%) higher than at the beginning of the year. Much of the economic growth that occurred in 2004 was a direct result of that easing monetary policy. The economic impact of a somewhat tighter monetary policy and higher interest rates will be felt in 2005 and beyond. Generally speaking, it means that we believe economic growth will continue, but will likely be less robust. And, inflation and interest rates are likely to rise throughout 2005.

   To understand the impact of fiscal and monetary policies upon economic growth it is best to start with the events of the last year. In 2004, the U.S. economy enjoyed record low interest rates, personal tax cuts, and accelerated depreciation allowances for businesses. Three important sectors of the economy were significantly impacted by this confluence of events -- consumer spending, housing, and business spending on new plant and equipment (capital spending). A small reversal of fortunes in these factors (monetary policy, evaporation of the accelerated depreciation allowances) will have a dampening impact on economic growth in 2005.

   Consumer spending last year was positively impacted by lower interest rates and especially lower mortgage rates. Mortgage rates hit record lows in 2004. This lead to a substantial amount of mortgage re-financing which in turn produced: 1) a cash payout as homeowners frequently took equity out of their homes; and, 2) a lower monthly mortgage payment. Consequently, consumer discretionary income was enhanced and overall consumer spending rose 3.5 -- 4.0%, after inflation.

   A second positive consequence of low mortgage rates is, of course, housing. New home sales last year reached an all-time record (1.2 million units) -- eclipsing the previous record attained in 2003. The low level of mortgage rates, rising family income and employment, and moderate housing price inflation in early 2004, produced a record high in the housing affordability index. However, late 2004 rises in interest rates and an estimated 12% rise in home prices have combined to reduce the affordability of housing.

   The accelerated depreciation allowances that were available in 2004 were a positive influence on business capital spending which rose 10% last year, after inflation. The boost this brought to the economy was well-needed. But, the absence of the one-time impact of depreciation acceleration in 2005 could result in a less robust capital spending environment.

   It is possible that we have already seen the lows for inflation for this business cycle. Consumer prices rose 3.2% in 2004 compared with 1.8% in 2003. The rise in inflation is not just a short-term cyclical event. It is also the natural result of an easing Fed policy that we mentioned earlier. Short-term interest rates have been below inflation for more than two years -- the longest such pattern in the last 30 years. The release of the December Federal Open Market Committee minutes leaves little doubt that this period is coming to an end. The minutes accompanying the December meeting concluded that, "Even with this action, the current level of the real funds rate target remained below the level it most likely would need to reach to keep inflation stable and output at its potential. With the economic expansion more firmly entrenched, cost and price pressures were likely to become a clearer intermediate-term risk to sustained good economic performance absent further reduction of accommodation." The statement accompanying the 25 basis point increase in December indicates that the Fed is likely to take a measured approach in raising the federal funds rate target in 2005.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
--------------------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



INVESTMENT RESULTS

   For the six-month period ended December 31, 2004, the Wilmington Premier Money Market Portfolio's dividend represented a return of 0.74%. A comparison of the Portfolio's performance versus its benchmark is presented below:

                                                                         For the Six-Month
                                                                            Period Ended
                                                                         December 31, 2004
                                                                         -----------------
          WILMINGTON PREMIER MONEY MARKET PORTFOLIO                             0.74%
          Lipper Money Market Funds                                             0.43%
          Lipper Institutional Money Market Funds                               0.65%

---------------
Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-336-9970.

Investment in the Portfolio is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and are subject to risks. Although the Portfolio seek to preserve the value of their shareholders' investments at $1.00 per share, it is possible to lose money by investing in this fund.

The performance in the above chart does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

   We invite your comments and questions and thank you for your investment in the Wilmington Premier Money Market Portfolio. We look forward to reviewing our investment results with you in our next report to shareholders.

                                     Sincerely,

                                     /s/ Robert J. Christian

                                     Robert J. Christian
                                     President

February 4, 2005

You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. A prospectus with this and other information may be obtained by calling 800-336-9970. The prospectus should be read carefully before investing.

Mr. Christian's comments reflect the investment adviser's views generally regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

Distributed by Professional Funds Distributor, LLC. See Financial Highlights.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
--------------------------------------------------
 EXPENSE DISCLOSURE
================================================================================



DISCLOSURE OF FUND EXPENSES

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Portfolio, you incur ongoing costs, including management fees and other fund expenses. A Portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Portfolio's costs in two ways.

     o ACTUAL FUND RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

     o HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

EXPENSE TABLE


                                                                                    Beginning      Ending                  Expenses
                                                                                     Account      Account     Annualized     Paid
                                                                                      Value        Value       Expense      During
                                                                                     7/01/04      12/31/04     Ratio(1)     Period*
                                                                                    ---------    ---------    ----------   --------
Premier Money Market Portfolio
Actual Fund Return ..............................................................   $1,000.00    $1,007.40       0.20%       $1.01
Hypothetical 5% Return ..........................................................   $1,000.00    $1,023.99       0.20%       $1.02

---------------
* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(1) The Portfolio currently invests 100% of its investable assets in the WT Investment Trust I - Premier Money Market Series. The "Annualized
     Expense Ratio" includes expenses allocated from the WT Investment Trust
     I - Premier Money Market Series.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
--------------------------------------------------
 DISCLOSURE OF PORTFOLIO HOLDINGS
================================================================================



PORTFOLIO HOLDINGS
DECEMBER 31, 2004

The Portfolio currently invests 100% of its investable assets in the WT Investment Trust I - Premier Money Market Series. The following table presents the portfolio holdings of the WT Investment Trust I - Premier Money Market Series as a percent of its total investments.

PREMIER MONEY MARKET SERIES

Repurchase Agreements ..................................................    27.0%
Commercial Paper .......................................................    23.2
Certificates of Deposit ................................................    21.3
U.S. Agency Obligations ................................................    20.8
Corporate Notes ........................................................     7.7
                                                                           -----
                                                                           100.0%
                                                                           =====


DISCLOSURE OF PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all Portfolios file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For the Premier Money Market Series, this would be for the fiscal quarters ending September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Premier Money Market Series filed its first Form N-Q with the SEC on November 29, 2004. It is available upon request, without charge, by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
--------------------------------------------------
 FINANCIAL STATEMENTS
================================================================================



STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)

ASSETS:
Investment in Series, at value ..................................   $533,777,595
Receivable due from adviser .....................................         21,190
                                                                    ------------
Total assets ....................................................    533,798,785
                                                                    ------------
LIABILITIES:
Dividends payable ...............................................        891,017
Accrued expenses ................................................         58,205
                                                                    ------------
Total liabilities ...............................................        949,222
                                                                    ------------
NET ASSETS ......................................................   $532,849,563
                                                                    ============

NET ASSETS CONSIST OF:
Paid-in capital .................................................   $532,859,384
Accumulated net realized loss on investments ....................         (9,821)
                                                                    ------------
NET ASSETS ......................................................   $532,849,563
                                                                    ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
 ($0.01 par value, unlimited authorized shares):
  Institutional Shares...........................................    532,859,511
                                                                    ============
NET ASSET VALUE, offering and redemption price per share:
 Institutional Shares ...........................................          $1.00
                                                                    ============




    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
--------------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENT OF OPERATIONS
For the Six-Month Period Ended December 31, 2004 (Unaudited)

NET INVESTMENT INCOME FROM SERIES:
 Interest .........................................................   $4,634,011
 Expenses (net of $184,775 of fee waivers) ........................     (566,479)
                                                                      ----------
   Net investment income from Series ..............................    4,067,532
                                                                      ----------
EXPENSES:
 Administration and accounting fees ...............................       22,815
 Transfer agent fees ..............................................       15,686
 Reports to shareholders ..........................................       13,323
 Compliance services ..............................................        9,333
 Trustees' fees ...................................................        6,570
 Registration fees ................................................       22,048
 Professional fees ................................................        9,491
 Other ............................................................       19,370
                                                                      ----------
   Total expenses before expense reimbursements ...................      118,636
   Expenses reimbursed ............................................     (118,636)
                                                                      ----------
    Total expenses, net ...........................................           --
                                                                      ----------
 Net investment income ............................................    4,067,532
                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............   $4,067,532
                                                                      ==========




    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
--------------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF CHANGES IN NET ASSETS


                                             For the Six-Month
                                               Period Ended       For the Fiscal
                                             December 31, 2004      Year Ended
                                                (Unaudited)       June 30, 2004
                                             -----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income ..................     $     4,067,532    $     6,889,741
 Net realized gain on investments .......                  --              2,820
                                              ---------------    ---------------
Net increase in net assets resulting
  from operations........................           4,067,532          6,902,561
                                              ---------------    ---------------
Distributions to shareholders from net
  investment income......................          (4,067,532)        (6,899,741)
                                              ---------------    ---------------
Portfolio share transactions (a):
 Proceeds from shares sold ..............       1,313,938,442      2,234,880,518
 Cost of shares issued on reinvestment
   of distributions......................           3,592,685          6,400,773
 Cost of shares redeemed ................      (1,530,219,143)    (2,105,971,534)
                                              ---------------    ---------------
Net increase (decrease) in net assets
  from Portfolio share transactions......        (212,688,016)       135,309,757
                                              ---------------    ---------------
Total increase (decrease) in net assets .        (212,688,016)       135,312,577
NET ASSETS:
 Beginning of period ....................         745,537,579        610,225,002
                                              ---------------    ---------------
 End of period ..........................     $   532,849,563    $   745,537,579
                                              ===============    ===============

                                                  Shares              Shares
                                              ---------------    ---------------
(A) TRANSACTIONS IN CAPITAL SHARES WERE:
 Shares sold ............................       1,313,938,358      2,234,880,518
 Shares issued on reinvestment of
   distributions.........................           3,592,685          6,400,773
 Shares redeemed ........................      (1,530,219,143)    (2,105,971,534)
                                              ---------------    ---------------
 Net increase (decrease) in shares ......        (212,688,100)       135,309,757
 Shares outstanding -- Beginning of
  period.................................         745,547,611        610,237,854
                                              ---------------    ---------------
 Shares outstanding -- End of period ....         532,859,511        745,547,611
                                              ===============    ===============


    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
--------------------------------------------------
 FINANCIAL HIGHLIGHTS
================================================================================



The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.


                                                        For the Six-Month
PREMIER MONEY MARKET PORTFOLIO --                          Period Ended                For the Fiscal Years Ended June 30,
  INSTITUTIONAL SHARES                                  December 31, 2004    ------------------------------------------------------
                                                           (Unaudited)         2004       2003        2002        2001       2000(1)
                                                        -----------------    --------   --------    --------    --------   --------
NET ASSET VALUE -- BEGINNING OF PERIOD ..............        $   1.00        $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
                                                             --------        --------   --------    --------    --------   --------
INVESTMENT OPERATIONS:
 Net investment income ..............................            0.01            0.01       0.01        0.02        0.06       0.06
                                                             --------        --------   --------    --------    --------   --------
DISTRIBUTIONS:
 From net investment income .........................           (0.01)          (0.01)     (0.01)      (0.02)      (0.06)     (0.06)
                                                             --------        --------   --------    --------    --------   --------
NET ASSET VALUE -- END OF PERIOD ....................        $   1.00        $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
                                                             ========        ========   ========    ========    ========   ========
TOTAL RETURN ........................................           0.74%**         0.92%      1.37%       2.42%       6.03%      5.80%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(2)
 Expenses:
   Including expense limitations.....................           0.20%*          0.20%      0.20%       0.20%       0.20%      0.20%
   Excluding expense limitations.....................           0.31%*          0.29%      0.30%       0.30%       0.28%      0.32%
 Net investment income ..............................           1.44%*          0.92%      1.36%       2.44%       5.88%      5.66%
Net assets at end of period (000 omitted) ...........        $532,850        $745,538   $610,225    $533,639    $632,599   $503,234

---------------
*   Annualized.
**  Not annualized.
(1) Effective November 1, 1999, Rodney Square Management Corporation, an affiliate of WTC, became the investment adviser to the WT Investment Trust I -- Premier Money Market Series.
(2) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Premier Money Market Series.





    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
--------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)




1. DESCRIPTION OF THE FUND. Wilmington Premier Money Market Portfolio (the "Portfolio") is a series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a portfolio that is separate and distinct from the shares in any other portfolio and to further divide shares of any portfolio into one or more separate and distinct classes of shares. These financial statements and related notes pertain only to the Portfolio. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolio offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered to retirement plans and other institutional investors. Service Shares are offered to investors who use a financial intermediary to process transactions with the Portfolio and are subject to a shareholder servicing fee. As of December 31, 2004, the Service Shares have not commenced operations.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Portfolio seeks to achieve its investment objective by investing all of its investable assets in the Premier Money Market Series of WT Investment Trust I ("Series"), which has the same investment objective, policies and limitations as the Portfolio. The performance of the Portfolio is directly affected by the performance of the Series. As of December 31, 2004, the Portfolio owned approximately 85% of the Series. The financial statements of the Series, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Portfolio's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolio:

   Valuation of Investment in Series. Valuation of the Portfolio's investment in the Series is based on the underlying securities held by the Series. The Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. The Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. The Portfolio records its share of the Series' income, expenses and realized and unrealized gains and losses daily. Additionally, the Portfolio records its own expenses as incurred.

   Distributions to Shareholders. Distributions to shareholders of the Portfolio are declared daily from net investment income and paid to shareholders monthly. Distributions from net realized gains, if any, will be declared and paid annually.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
--------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED) -- continued
================================================================================



3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolio does not incur an advisory fee directly, but rather indirectly through its investment in the Series. The investment adviser to the Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. RSMC also receives a service fee of 0.006% of the Portfolio's average daily net assets under a Compliance, Support and Recordkeeping Services Agreement. From July 1, 2004 to September 30, 2004, RSMC also served as administrator and accounting agent to the Portfolio. From July 1, 2004 to September 30, 2004, RSMC was paid $9,000 by the Portfolio for its administration and accounting services. The fees charged to the Series are discussed in the notes to the Series' financial statements.

   RSMC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.20% of average daily net assets. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

   As of December 31, 2004, Peter Kiewit Sons', Inc. is the direct or indirect parent company of shareholders owning of record or beneficially 84% of the voting securities of the Portfolio.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The distributions paid during the six-month period ended December 31, 2004 and fiscal year ended June 30, 2004 of $4,067,532 and $6,899,741, respectively, were characterized as ordinary income for tax purposes.

   The components of accumulated earnings (deficit) on a tax basis are determined at fiscal year-end. Accordingly, tax-basis balances have not been determined as of December 31, 2004. For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. The Portfolio measures its capital loss carryforwards at its fiscal year-end. As of June 30, 2004, the Portfolio had capital loss carryforwards which will expire as follows:



                                     Capital Loss   Expiration
                                     Carryforward      Date
                                     ------------   ----------
                                        $1,134      06/30/2006
                                         2,739      06/30/2007
                                         4,844      06/30/2008
                                         1,104      06/30/2011


5. CONTRACTUAL OBLIGATIONS. The Portfolio enters into contracts in the normal course of business that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts. Management has reviewed the Portfolio's existing contracts and expects the risk of loss to be remote.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
----------------------------------------------------
 SEMI ANNUAL REPORT / DECEMBER 31, 2004 (UNAUDITED)
================================================================================






          (The following pages should be read in conjunction with the
                       Portfolio's Financial Statements.)

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
----------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
================================================================================

 (Showing Percentage of Total Investments)


                                                                                          Moody's/S&P     Principal        Value
                                                                                            Ratings1       Amount        (Note 2)
                                                                                          -----------    -----------   ------------
CERTIFICATES OF DEPOSIT -- 21.3%
 FOREIGN BANKS, FOREIGN CENTERS -- 6.4%
   Landesbank Baden-Wuerttemberg, 2.26%, 02/18/05.....................................     P-1, A-1+     $20,000,000   $ 20,000,000
   Societe Generale, 2.04%, 02/02/05..................................................     P-1, A-1+      20,000,000     19,998,286
                                                                                                                       ------------
                                                                                                                         39,998,286
                                                                                                                       ------------
 FOREIGN BANKS, U.S. BRANCHES -- 8.5%
   Barclays Bank PLC, 2.34%, 02/08/05.................................................     P-1, A-1+      15,000,000     15,000,000
   HBOS Treasury Services, 2.31%, 02/28/05............................................     P-1, A-1+      13,000,000     13,000,000
   Toronto Dominion, 2.29%, 01/07/05..................................................      P-1, A-1      25,000,000     25,000,000
                                                                                                                       ------------
                                                                                                                         53,000,000
                                                                                                                       ------------
 U.S. BANKS, U.S. BRANCHES -- 6.4%
   Citibank, 1.97%, 01/06/05..........................................................     P-1, A-1+      25,000,000     25,000,000
   Wells Fargo Bank, 2.02%, 01/31/05..................................................     P-1, A-1+      15,000,000     14,999,997
                                                                                                                       ------------
                                                                                                                         39,999,997
                                                                                                                       ------------
  TOTAL CERTIFICATES OF DEPOSIT (COST $132,998,283) ................................................................    132,998,283
                                                                                                                       ------------
COMMERCIAL PAPER -- 23.2%
 BANKS -- 3.2%
   Bank of America, Inc., 2.25%, 02/14/05.............................................      P-1, A-1      20,000,000     19,945,000
                                                                                                                       ------------
 FINANCIAL -- 16.0%
   CIT Group, Inc., 2.03%, 01/05/05...................................................      P-1, A-1      10,000,000      9,997,774
   CIT Group, Inc., 2.06%, 01/18/05...................................................      P-1, A-1      10,000,000      9,990,272
   Dresdner US Finance Inc., 2.29%, 01/07/05..........................................      P-1, A-1      30,000,000     29,988,575
   Johns Hopkins University, 2.00%, 01/05/05..........................................     P-1, A-1+      10,000,000     10,000,000
   Mogan Stanley & Co., 2.30%, 02/22/05...............................................      P-1, A-1      10,000,000      9,966,778
   National Rural Utilities Coop. Finance Corp., 2.27%, 01/07/05......................      P-1, A-1      30,000,000     29,988,650
                                                                                                                       ------------
                                                                                                                         99,932,019
                                                                                                                       ------------
 LEASING -- 4.0%
   Vehicle Service Corp. of America, LOC Bank of America 2.25%, 02/14/05..............        A-1+        25,000,000     24,931,250
                                                                                                                       ------------
  TOTAL COMMERCIAL PAPER (COST $144,808,269) .......................................................................    144,808,269
                                                                                                                       ------------
CORPORATE NOTES -- 7.7%
 FINANCIAL -- 7.7%
 General Electric Capital Corp., 2.62%, 03/15/05*.....................................      Aaa, AAA      24,775,000     24,783,444
 Royal Bank of Canada, NY, 2.33%, 01/25/05*...........................................      N/R, AA-      23,365,000     23,356,021
                                                                                                                       ------------
  TOTAL CORPORATE NOTES (COST $48,139,465) .........................................................................     48,139,465
                                                                                                                       ------------
U.S. AGENCY OBLIGATIONS -- 20.8%
 FEDERAL HOME LOAN BANK NOTES -- 3.2%
   Federal Home Loan Bank Notes, 1.30%, 04/27/05.....................................................     10,000,000     10,000,000
   Federal Home Loan Bank Notes, 1.38%, 05/03/05.....................................................     10,000,000     10,000,000
                                                                                                                       ------------
                                                                                                                         20,000,000
                                                                                                                       ------------


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
----------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================




                                                                                                          Principal        Value
                                                                                                           Amount        (Note 2)
                                                                                                         -----------   ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES -- 4.0%
   Federal Home Loan Mortgage Corporation Discount Notes, 1.94%, 01/04/05............................    $25,000,000   $ 24,995,958
                                                                                                                       ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES -- 6.4%
   Federal National Mortgage Association Discount Notes, 1.98%, 01/05/05.............................     20,000,000     19,995,611
   Federal National Mortgage Association Discount Notes, 1.98%, 01/12/05.............................     20,000,000     19,987,900
                                                                                                                       ------------
                                                                                                                         39,983,511
                                                                                                                       ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 7.2%
   Federal National Mortgage Association Notes, 1.38%, 02/11/05......................................     15,000,000     15,000,000
   Federal National Mortgage Association Notes, 1.50%, 02/15/05......................................     30,000,000     30,000,000
                                                                                                                       ------------
                                                                                                                         45,000,000
                                                                                                                       ------------
  TOTAL U.S. AGENCY OBLIGATIONS (COST $129,979,469) ................................................................    129,979,469
                                                                                                                       ------------



REPURCHASE AGREEMENTS -- 27.0%
   With Bank of America, Inc.: at 2.27%, dated 12/31/04, to be repurchased at $84,094,905 on 01/03/05, collateralized by $86,601,370 of Federal
    National Mortgage Association Securities with a maturity of 03/01/19 .............................    84,079,000     84,079,000
   With UBS Warburg, Inc: at 2.27%, dated 12/31/04, to be repurchased at $85,016,079 on 01/03/05, collateralized by $87,552,747 of Federal
    Home Loan Mortgage Corporation Securities with various coupons and maturities to 06/01/33 and Federal National Mortgage Association
    Securities with various coupons and maturities to 01/01/35 .......................................    85,000,000     85,000,000
                                                                                                                       ------------
  TOTAL REPURCHASE AGREEMENTS (COST $169,079,000) ..................................................................    169,079,000
                                                                                                                       ------------
TOTAL INVESTMENTS (Cost $625,004,486)+ -- 100.0% ...................................................................   $625,004,486
                                                                                                                       ============

---------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2004. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+   Cost for federal income tax purposes.
(1) Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are unaudited.



    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
----------------------------------------------------
 FINANCIAL STATEMENTS
================================================================================



STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)


ASSETS:
Investment in securities, at value* .............................   $625,004,486
Cash ............................................................             81
Interest receivable .............................................        761,464
                                                                    ------------
Total assets ....................................................    625,766,031
                                                                    ------------
LIABILITIES:
Accrued advisory fee ............................................         67,114
Other accrued expenses ..........................................         69,137
                                                                    ------------
Total liabilities ...............................................        136,251
                                                                    ------------
NET ASSETS ......................................................   $625,629,780
                                                                    ============


---------------
* Investments at cost..........................................    $ 625,004,486




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
----------------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================




STATEMENT OF OPERATIONS
For the Six-Month Period Ended December 31, 2004 (Unaudited)


INVESTMENT INCOME:
 Interest .........................................................   $5,169,662
                                                                      ----------
EXPENSES:
 Advisory fees ....................................................      632,697
 Administration and accounting fees ...............................       86,618
 Custody fees .....................................................       37,399
 Compliance services ..............................................       10,330
 Trustees' fees ...................................................        2,386
 Professional fees ................................................       66,008
 Other ............................................................        3,210
                                                                      ----------
   Total expenses before fee waivers ..............................      838,648
   Fees waived ....................................................     (206,323)
                                                                      ----------
    Total expenses, net ...........................................      632,325
                                                                      ----------
 Net investment income ............................................    4,537,337
                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............   $4,537,337
                                                                      ==========




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
----------------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF CHANGES IN NET ASSETS


                                             For the Six-Month
                                               Period Ended       For the Fiscal
                                             December 31, 2004      Year Ended
                                                (Unaudited)       June 30, 2004
                                             -----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income ..................     $     4,537,337    $     7,716,621
 Net realized gain on investments .......                  --              3,131
                                              ---------------    ---------------
Net increase in net assets resulting
  from operations........................           4,537,337          7,719,752
                                              ---------------    ---------------
Transactions in beneficial interest:
 Contributions ..........................       1,486,831,977      2,804,060,455
 Withdrawals ............................      (1,678,340,346)    (2,691,499,232)
                                              ---------------    ---------------
Net increase (decrease) in net assets
  from transactions in beneficial
  interest...............................        (191,508,369)       112,561,223
                                              ---------------    ---------------
Total increase (decrease) in net assets .        (186,971,032)       120,280,975
NET ASSETS:
 Beginning of period ....................         812,600,812        692,319,837
                                              ---------------    ---------------
 End of period ..........................     $   625,629,780    $   812,600,812
                                              ===============    ===============










    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
----------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================



1. DESCRIPTION OF THE TRUST. Premier Money Market Series (the "Series") is a series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a series separate and distinct from the shares of other series. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. The Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

   Federal Income Taxes. The Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Repurchase Agreements. The Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In the event of default of the obligation to repurchase, the Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   Other. Investment security transactions are accounted for on a trade date basis. The Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
----------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================



3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. RSMC, a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to the Series. For its services, RSMC receives a fee of 0.20% of the Series' average daily net assets.

   RSMC also receives a service fee under a Compliance, Support and Recordkeeping Services Agreement of 0.006% of the Series' average daily net assets. From July 1, 2004 to September 30, 2004, RSMC provided administrative and accounting services to the Series. For the period July 1, 2004 to September 30, 2004, RSMC was paid $24,783 by the Series for its administration and accounting services.

   RSMC has contractually agreed to waive a portion of its advisory fee or reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.20% of average daily net assets. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. FINANCIAL HIGHLIGHTS.

                                                                         For the
                                                                        Six-Month
                                                                      Period Ended        For the Fiscal Years Ended June 30,
                                                                    December 31, 2004    ---------------------------------------
                                                                       (Unaudited)       2004    2003     2002     2001    2000
                                                                    -----------------   -----    -----   -----    -----    -----
  Total Return..................................................          0.74%**       0.92%    1.37%   2.42%    6.03%    5.80%
  Ratios to Average Net Assets:
   Expenses:
    Including expense limitations...............................          0.20%*        0.20%    0.20%   0.20%    0.20%    0.20%
    Excluding expense limitations...............................          0.27%*        0.26%    0.25%   0.26%    0.26%    0.26%
  Net investment income.........................................          1.44%*        0.92%    1.34%   2.44%    5.86%    5.66%

---------------
 * ANNUALIZED.
** NOT ANNUALIZED.

5. CONTRACTUAL OBLIGATIONS. The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS
================================================================================




WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES


                                                                                                       Number of
                                                                                                     Portfolios in
                                                                                  Principal              Fund             Other
                                Position(s)         Term of Office              Occupation(s)           Complex       Directorships
                                 Held with           and Length of               During Past          Overseen by        Held by
Name, Address and Age           Fund Complex          Time Served                Five Years             Trustee          Trustee
---------------------           ------------   ------------------------    ----------------------    -------------   --------------
ROBERT J. CHRISTIAN1            Trustee,       Shall serve until death,    Executive Vice                 59         Wilmington
Date of Birth: 2/49             President,     resignation or removal.     President and                             Low Volatility
                                Chief          Trustee, President and      Chief Investment                          Fund of Funds
                                Executive      Chairman of the Board       Officer of Wilmington                     (Closed-End
                                Officer and    since October 1998.         Trust Company since                       Registered
                                Chairman of                                February 1996;                            Investment
                                the Board                                  President of                              Company).
                                                                           Rodney Square
                                                                           Management Corporation
                                                                           ("RSMC") since 1996.
FRED FILOON2                    Trustee        Shall serve until           Senior Vice President,         59         None
520 Madison Avenue                             death, resignation or       Principal of Cramer
New York, NY 10022                             removal. Trustee            Rosenthal McGlynn, LLC
Date of Birth: 3/42                            since November 2004.        since 1991.

---------------
(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Filoon is an "interested" Trustee by reason of his position as Senior Vice President to Cramer Rosenthal McGlynn LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================





                                                                                                    Number of
                                                                                                  Portfolios in
                                                                              Principal               Fund              Other
                           Position(s)         Term of Office               Occupation(s)            Complex        Directorships
                            Held with           and Length of                During Past           Overseen by         Held by
Name, Address and Age      Fund Complex          Time Served                 Five Years              Trustee           Trustee
---------------------       ------------   ------------------------    ------------------------    -------------   -----------------
INDEPENDENT TRUSTEES
ROBERT H. ARNOLD           Trustee        Shall serve until death,    Founder and                      59         None
Date of Birth: 3/44                       resignation or removal.     co-manages,
                                          Trustee since May           R. H. Arnold & Co.,
                                          1997.                       Inc. (investment
                                                                      banking company)
                                                                      since 1989.

DR. ERIC BRUCKER           Trustee        Shall serve until death,    Professor                        59         Wilmington
Date of Birth: 12/41                      resignation or removal.     of Economics                                Low Volatility
                                          Trustee since October       Widener University                          Fund of Funds
                                          1999.                       since July 2004;                            (Closed-End
                                                                      Formally, Dean,                             Registered
                                                                      School of Business                          Investment
                                                                      Administration of                           Company).
                                                                      Widener University
                                                                      from 2001 to 2004;
                                                                      Prior to that, Dean,
                                                                      College of Business,
                                                                      Public Policy and
                                                                      Health at the University
                                                                      of Maine from September
                                                                      1998 to June 2001.

NICHOLAS A. GIORDANO       Trustee        Shall serve until death,    Consultant, financial            59         Wilmington
Date of Birth: 3/43                       resignation or removal.     services organizations                      Low Volatility
                                          Trustee since October       from 1997 to present;                       Fund of Funds
                                          1998.                       Interim President,                          (Closed-end
                                                                      LaSalle University                          Registered
                                                                      from 1998 to 1999.                          Investment
                                                                                                                  Company);
                                                                                                                  Kalmar Pooled
                                                                                                                  Investment Trust;
                                                                                                                  Independence
                                                                                                                  Blue Cross;
                                                                                                                  Selas Corporation
                                                                                                                  of America
                                                                                                                  (industrial
                                                                                                                  furnaces and
                                                                                                                  ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================



INDEPENDENT TRUSTEES


                                                                                                      Number of
                                                                                                    Portfolios in
                                                                                 Principal              Fund             Other
                                Position(s)         Term of Office             Occupation(s)           Complex       Directorships
                                 Held with           and Length of              During Past          Overseen by        Held by
Name, Address and Age           Fund Complex          Time Served                Five Years            Trustee          Trustee
---------------------           ------------   ------------------------    ---------------------    -------------   ---------------
LOUIS KLEIN, JR.                Trustee        Shall serve until death,    Self-employed                 59         WHX Corporation
Date of Birth: 5/35                            resignation or removal.     financial consultant                     (industrial
                                               Trustee since October       since 1991.                              manufacturer).
                                               1999.

CLEMENT C. MOORE, II            Trustee        Shall serve until death,    Managing Partner,             59         None
Date of Birth: 9/44                            resignation or removal.     Mariemont Holdings,
                                               Trustee since October       LLC, (real estate
                                               1999.                       holding and
                                                                           development company)
                                                                           since 1980.

JOHN J. QUINDLEN                Trustee        Shall serve until death,    Retired since 1993.           59         None
Date of Birth: 5/32                            resignation or removal.
                                               Trustee since October
                                               1999.

MARK A. SARGENT                 Trustee        Shall serve until death,    Dean and Professor of         59         Wilmington
Date of Birth: 4/51                            resignation or removal.     Law, Villanova                           Low Volatility
                                               Trustee since               University School of                     Fund of Funds
                                               November 2001.              Law since July 1997.                     (Closed-end
                                                                                                                    Registered
                                                                                                                    Investment
                                                                                                                    Company).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================



EXECUTIVE OFFICERS


                                                                                                        Number of
                                                                                                      Portfolios in
                                                                               Principal                  Fund            Other
                          Position(s)          Term of Office                Occupation(s)               Complex      Directorships
                           Held with           and Length of                  During Past              Overseen by       Held by
Name, Address and Age     Fund Complex          Time Served                    Five Years                Trustee         Trustee
---------------------    --------------   -----------------------    -----------------------------    -------------   -------------
ERIC K. CHEUNG           Vice President   Shall serve at the         Vice President,                       N/A        N/A
1100 North Market                         pleasure of the Board      Wilmington Trust
Street                                    and until successor is     Company Since 1986;
Wilmington, DE 19890                      elected and qualified.     and Vice President and
Date of Birth: 12/54                      Officer since October      Director of Rodney
                                          1998.                      Square Management
                                                                     Corporation since
                                                                     2001.

JOSEPH M. FAHEY, JR.     Vice President   Shall serve at the         Vice President, Rodney                N/A        N/A
1100 North Market                         pleasure of the Board      Square Management
Street                                    and until successor is     Corporation since
Wilmington, DE 19890                      elected and qualified.     1992.
Date of Birth: 1/57                       Officer since November
                                          1999.

JOHN R. GILES            Chief            Shall serve at the         Senior Vice President,                N/A        N/A
1100 North Market        Financial        pleasure of the Board      Wilmington Trust
Street                   Officer, Vice    and until successor is     Company since 1996.
Wilmington, DE 19890     President        elected and qualified.
Date of Birth: 8/57      and              Officer since December
                         Treasurer        1999.

LEAH M. ANDERSON         Secretary        Shall serve at the         Officer, Wilmington                   N/A        N/A
1100 North Market                         pleasure of the Board      Trust Company since
Street                                    and until successor is     1998. Officer, Rodney
Wilmington, DE 19890                      elected and qualified.     Square Management
Date of Birth: 8/65                       Officer since October      Corporation since
                                          2002.                      1992.

ANNA M. BENCROWSKY       Chief            Shall serve at the         Chief Compliance                      N/A        N/A
1100 North Market        Compliance       pleasure of the Board      Officer, Rodney Square
Street                   Officer          and until successor is     Management Corporation
Wilmington, DE 19890                      elected and qualified.     since 2004; Vice President
Date of Birth: 5/51                       Officer since September    and Chief Compliance
                                          2004.                      Officer, 1838 Investment
                                                                     Advisors, LP From 1998
                                                                     to 2004; Vice President,
                                                                     Secretary, and Treasurer,
                                                                     1838 Investment Advisors
                                                                     Funds from 1995 to 2004;
                                                                     Vice President and Secretary,
                                                                     1838 Bond--Debenture
                                                                     Trading Fund from
                                                                     1982 to 2004.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================



EXECUTIVE OFFICERS


                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                     Principal            Fund            Other
                                      Position(s)         Term of Office           Occupation(s)         Complex      Directorships
                                       Held with           and Length of            During Past        Overseen by       Held by
Name, Address and Age                 Fund Complex          Time Served             Five Years           Trustee         Trustee
---------------------                --------------   ----------------------    ------------------    -------------   -------------
WILLIAM P. RICHARDS, JR.             Vice President   Shall serve at the        Managing Director,         N/A             N/A
100 Wilshire Boulevard                                pleasure of the Board     Roxbury Capital
Suite 1000                                            and until successor is    Management LLC
Santa Monica, CA 90401                                elected and qualified.    since 1998.
Date of Birth: 11/36                                  Officer since November
                                                      2004.



VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolios is available, without charge and upon request, on the SEC's website at http:// www.sec.gov. Information regarding how the investment adviser voted proxies for the most recent twelve month period ended June 30 is available without charge and upon request, on the SEC's website listed above.

                       TRUSTEES                                    WILMINGTON

                   Robert H. Arnold                                     FUNDS
                   Dr. Eric Brucker
                 Robert J. Christian
                     Fred Filoon
                 Nicholas A. Giordano
                   Louis Klein, Jr.
                 Clement C. Moore, II
                   John J. Quindlen                     Premier Portfolio
                   Mark A. Sargent


                       OFFICERS

           Robert J. Christian, President/              o  Premier Money Market
               Chief Executive Officer
             Eric Cheung, Vice President
         Joseph M. Fahey, Jr., Vice President
            John R. Giles, Vice President/
          Chief Financial Officer/Treasurer
             Leah M. Anderson, Secretary
    Anna M. Bencrowsky, Chief, Compliance Officer
       William P. Richards, Jr., Vice President


                  INVESTMENT ADVISER

         Rodney Square Management Corporation
               1100 North Market Street
                 Wilmington, DE 19890


                      CUSTODIAN

               Wilmington Trust Company
               1100 North Market Street                      SEMI ANNUAL
                 Wilmington, DE 19890                     December 31, 2004


                    TRANSFER AGENT
                  ADMINISTRATOR AND
                   ACCOUNTING AGENT

                      PFPC Inc.
                 301 Bellevue Parkway
                 Wilmington, DE 19809




This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Premier Money Market Portfolio.

WPRE-SEMI-12/04

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
-------------------------------------
 PRESIDENT'S MESSAGE
================================================================================



DEAR SHAREHOLDER:

   After spending more than three years pursuing an ever-easier monetary policy, the Federal Reserve ("Fed") embarked on a gradual reversal of that stance beginning in the summer of 2004. Outwardly, that took the form of higher short-term interest rates, which were raised five times by the Fed and ended the year 125 basis points (1.25%) higher than at the beginning of the year. Much of the economic growth that occurred in 2004 was a direct result of that easing monetary policy. The economic impact of a somewhat tighter monetary policy and higher interest rates will be felt in 2005 and beyond. Generally speaking, it means that we believe economic growth will continue, but will likely be less robust. And, inflation and interest rates are likely to rise throughout 2005.

   To understand the impact of fiscal and monetary policies upon economic growth it is best to start with the events of the last year. In 2004, the U.S. economy enjoyed record low interest rates, personal tax cuts, and accelerated depreciation allowances for businesses. Three important sectors of the economy were significantly impacted by this confluence of events -- consumer spending, housing, and business spending on new plant and equipment (capital spending). A small reversal of fortunes in these factors (monetary policy, evaporation of the accelerated depreciation allowances) will have a dampening impact on economic growth in 2005.

   Consumer spending last year was positively impacted by lower interest rates and especially lower mortgage rates. Mortgage rates hit record lows in 2004. This lead to a substantial amount of mortgage re-financing which in turn produced: 1) a cash payout as homeowners frequently took equity out of their homes; and, 2) a lower monthly mortgage payment. Consequently, consumer discretionary income was enhanced and overall consumer spending rose 3.5 -- 4.0%, after inflation.

   A second positive consequence of low mortgage rates is, of course, housing. New home sales last year reached an all-time record (1.2 million units) -- eclipsing the previous record attained in 2003. The low level of mortgage rates, rising family income and employment, and moderate housing price inflation in early 2004, produced a record high in the housing affordability index. However, late 2004 rises in interest rates and an estimated 12% rise in home prices have combined to reduce the affordability of housing.

   The accelerated depreciation allowances that were available in 2004 were a positive influence on business capital spending which rose 10% last year, after inflation. The boost this brought to the economy was well-needed. But, the absence of the one-time impact of depreciation acceleration in 2005 could result in a less robust capital spending environment.

   It is possible that we have already seen the lows for inflation for this business cycle. Consumer prices rose 3.2% in 2004 compared with 1.8% in 2003. The rise in inflation is not just a short-term cyclical event. It is also the natural result of an easy Fed policy that we mentioned earlier. Short-term interest rates have been below inflation for more than two years -- the longest such pattern in the last 30 years.

   The financial markets generally performed well in the second half of last year, even in the face of higher short-term interest rates, and every major equity market index rose. For example, the Russell 1000 Index rose 7.8%. Among these large-capitalization stocks, value oriented stocks performed best. The Russell 1000 Value Index advanced 12.1% in the second half of 2004, while the Russell 1000 Growth Index increased only 3.5%. Small-capitalization and mid-capitalization stocks performed much better than large-capitalization stocks in the
                                       1

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
-------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



final six months of 2004, advancing by 10.8% and 15.4%, respectively. However, the big winner last year was real estate. The NAREIT Index increased almost 32% last year and by 24.7% in the second half alone. International stocks also did well as the Morgan Stanley EAFE index increased more than 20% for the full year and 15% in the second half of the year.

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

WILMINGTON LARGE CAP CORE PORTFOLIO

   The Wilmington Large Cap Core Portfolio (the "Portfolio") returned 4.06% for the period July 1, 2004 through December 31, 2004, compared to a return of 8.31% for the Standard and Poor's 500 Index, a market-value weighted unmanaged index of 500 equity securities selected to represent a broad exposure to the U.S equity market, during the period.

   On a relative basis, Vodafone Group, Home Depot, and Target helped the most while Cardinal Health, St Paul Travelers, and American International Group hurt the most. The Portfolio trailed for both the third and fourth quarter, versus the benchmark, as poor stock selection and sector exposures adversely impacted returns.

                                                          Excess return of benchmark vs.
                                                                     portfolio
                                                       --------------------------------------
             3rd Quarter 2004                                         (1.9%)
             4th Quarter 2004                                         (1.1%)

   To improve performance, the portfolio management process was modified effective December 1, 2004. The process is based on a philosophy that to succeed relative to the market, an investor has to determine what other investors will be favoring in the future. We do this by identifying a set of factors (e.g. yield, growth, momentum) which we believe will drive stock prices. Expected returns for individual stocks are calculated based on our estimate of how much return can be expected for each stock's exposure to the factors. A risk model is used to determine the weighting of specific stocks so as to manage expected risk relative to the benchmark.

   The Portfolio currently has tax losses that can be carried forward. These losses may be used to offset future gains. Taxable investors sometimes limit turnover so as to avoid realizing gains that are taxable. While the fund has losses that can offset gains, management is not avoiding the realization of gains.

   The top ten holdings as of December 31, 2004, representing approximately 24.8% of the total investments of the Portfolio were:

10 Largest Holdings                            Percent of Total Investments     10 Largest Holdings    Percent of Total Investments
-------------------------------------------    ----------------------------    ---------------------   ----------------------------
Intel Corp                                                  2.7                CIT Group                            2.4
Honeywell Intl                                              2.7                Briggs & Statton Corp                2.4
Morgan Stanley                                              2.5                MBIA Inc.                            2.4
Ryland Group                                                2.5                Claire's Stores Inc.                 2.4
Citigroup                                                   2.4                JP Morgan Chase                      2.4

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
-------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



   The following table compares the Wilmington Large Cap Core Portfolio ("Large Cap Core") and the S&P 500 Index since the commencement of operations on January 5, 1995 to December 31, 2004.*

                                                                                              Average Annual Total Return
                                                                                    -----------------------------------------------
                                                                                   Six Months    1 Year    5 Year   Since Inception
                                                                                   ----------    ------    ------   ---------------
Large Cap Core .................................................................      4.06%        5.41%   -1.50%         7.40%
S&P 500 ........................................................................      8.31%       10.88%   -2.30%        11.59%

---------------
* Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-336-9970.

  An investment in the Portfolio is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risks including a possible loss of the principal amount invested.

  The performance in the above chart does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

WILMINGTON LARGE CAP GROWTH PORTFOLIO

   Growth-oriented stocks last year underperformed value-oriented stocks. In the second half of 2004, the Russell 1000 Growth Index rose 3.47% as compared with 12.07% for the Russell 1000 Value Index. To a great extent, we believe this outperformance of value stocks versus growth stocks is the result of the preferential tax treatment that dividends receive since value-oriented stocks have a far higher dividend yield than growth-oriented stocks. Also hurting growth stocks last year was the slowdown in economic growth and corporate profits during the last half of 2004. Industrial production growth (year-to-year) slowed from 5.4% in May 2004 to 4.4% by year end. Corporate profits growth slowed even more perceptibly. The year-over-year growth in corporate profits was more than 23% at the end of 2003 and had slipped to 19% by the second quarter of 2004 and then to 5.8% by the third quarter of 2004.

   The Wilmington Large Cap Growth Portfolio (the "Portfolio"), formerly the Roxbury Large Cap Growth Fund, advanced 2.1% in the second half of 2004 versus 3.47% for the Russell 1000 Growth Index. The fund began the second half of 2004 with about a 15% exposure to information technology stocks compared with an average exposure of 25% in the Russell 1000 Growth Index. Information Technology stock prices rose only 2.3% in the second half of 2004 and thus our under-exposure relative to the index positively impacted performance relative to the Russell 1000 Growth Index. On the other hand our slight overweight in healthcare caused some performance drag as the sector was weakened due to perceived health issues with certain popular medications. Also, the fund had a very limited exposure to energy stocks which rose 16.26% during the final half of 2004.

   At a special meeting held on December 8, 2004, the Board of Trustees determined to terminate Roxbury Capital Management as the adviser to the master series (the "Master Series") in which the Portfolio invests due to continuing performance related issues. At the meeting, the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Portfolio (as such term in defined in the Investment Company Act of

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
-------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



1940), approved the selection of Rodney Square Management Corporation ("RSMC") to replace Roxbury as the adviser to the Master Series pursuant to an interim advisory agreement. The interim agreement, which became effective on December 15, 2004, will terminate on the earlier of the effective date of a new agreement between RSMC and the Master Series, if approved by shareholders at a special meeting called for such purpose on May 15, 2005. If shareholders of the Portfolio approve the new agreement, RSMC will continue to manage the Master Series' assets.

   The top ten holdings as of December 31, 2004, representing approximately 24.8% of the total investments of the Portfolio are:

10 Largest Holdings                   Percent of Total Investments         10 Largest Holdings         Percent of Total Investments
-------------------                   ----------------------------    ------------------------------   ----------------------------
Intel Corp                                         4.2                Boeing Co.                                    2.1
Pfizer Inc.                                        3.3                Boston Scientific Corp                        1.9
Microsoft Corp.                                    3.0                Maxim Integrated Products Inc.                1.8
3M Co.                                             2.7                Kimberly-Clark Corp.                          1.8
Motorola Inc.                                      2.2                Analog Devices Inc.                           1.8

   The following table compares the Wilmington Large Cap Growth Portfolio ("Large Cap Growth"), the Russell 1000 Growth Index and the S&P 500 Index for the past ten years ended December 31, 2004.*

                                                                                                  Average Annual Total Return
                                                                                           ----------------------------------------
                                                                                           Six Months    1 Year    5 Year   10 Year
                                                                                           ----------    ------    ------   -------
Large Cap Growth .......................................................................      2.07%        2.17%   -13.80%    5.89%
Russell 1000 Growth ....................................................................      3.47%        6.30%    -9.29%    9.59%
S&P 500 ................................................................................      8.31%       10.88%    -2.30%   12.07%

---------------
* Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-336-9970.

  An investment in the Portfolio is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risks including a possible loss of the principal amount invested.

  The performance in the above chart does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

WILMINGTON SMALL CAP CORE PORTFOLIO

   The Wilmington Small Cap Core Portfolio (the "Portfolio") returned 6.74% for the six month period ended December 31, 2004 compared to the Russell 2000 Index, which returned 12.55% during the period. The Russell 2000 Index is based on a ranking of the top 3,000 U.S. companies by market capitalization. The first 1,000 companies comprise the Russell 1000 (large cap) Index and the bottom 2,000 companies make up the Russell 2000 (small cap) Index.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
-------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



   The Portfolio invests directly in two affiliated funds, the Small Cap Growth Series, managed by Roxbury Capital Management, LLC ("Roxbury"), and the Small Cap Value Series, managed by Cramer Rosenthal McGlynn, LLC ("CRM"). The Portfolio's investment adviser, Rodney Square Management Corporation ("RSMC") maintains the Portfolio using a combined growth and value investment approach through recommended tactical allocations between the underlying series, which invest in accordance with their respective investment policies and strategies. The strategy gives the Portfolio the unique flexibility to emphasize the investment styles of the Roxbury and CRM teams in conjunction with tactical recommendations made by RSMC's Investment Strategy Team.

   The relative underperformance of the Portfolio for the period was due to underperformance in each of the series in which the Portfolio invests. The Small Cap Growth Series underperformed the Russell 2000 Growth Index by 5.91% and the Small Cap Value Series underperformed the Russell 2000 Value Index by 5.70%.

   On July 1, 2004 the allocation between the two series was 48.1% in the Small Cap Growth Series and 51.9% in the Small Cap Value Series. As of December 31, 2004, the allocation between the two series ended at 54.8% in the Small Cap Growth Series and 45.2% in the Small Cap Value Series.

   The following table compares the performance of the Wilmington Small Cap Core Portfolio ("Small Cap Core") and its predecessor, the Small Cap Stock Fund (a collective investment fund), with that of the Russell 2000 Index since the Portfolio's commencement of operations on March 31, 1997 through December 31, 2004. The Small Cap Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Small Cap Core Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Small Cap Stock Fund was not a registered investment company under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to the investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code 1986, as amended. If the Small Cap Stock Fund had registered under the 1940 Act, its performance may have been different.*

                                                                                              Average Annual Total Return
                                                                                   ------------------------------------------------
                                                                                   Six Months    1 Year    5 Year   Since Inception
                                                                                   ----------    ------    ------   ---------------
Small Cap Core .................................................................       6.74%      12.83%    2.81%         8.30%
Russell 2000 Index .............................................................      12.55%      18.33%    6.61%         9.34%

---------------
* Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-336-9970.

  An investment in the Portfolio is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risks including a possible loss of the principal amount invested.

  Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

  The performance in the above chart does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
-------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



WILMINGTON LARGE CAP VALUE PORTFOLIO

   The Wilmington Large Cap Value Portfolio (the "Portfolio") returned 10.37% for the six-month period ended December 31, 2004, compared to the Russell 1000 Value Index, which returned 13.04% during the period. The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

   The Portfolio had significant contribution to performance from industrial companies, however, Disney and Halliburton ranked first and second, respectively for the last quarter. Disney's performance reflected its ongoing recovery and a better than expected earnings report. The company's Media Networks and Parks and Resorts showed solid strength as well as ABC Television Networks' performance and visibility have been improving with the dual show successes of "Desperate Housewives" and "Lost." Going forward, Disney will face more difficult comparisons and be at risk from a slowdown in consumer spending, but an announcement of Eisner's successor and further improvement at ESPN, ABC and the movie studio should offset these negatives. Despite the media's continued "Halliburton hate", the stock price rose in spite of additional bad news, including past Nigerian bribes and an FBI probe into contract awards. On the positive side, their Energy Services business is doing better than expected, the outlook for drilling and oilfield services is strong in virtually every region of the world, an agreement addressing its asbestos problem is nearly finalized and the KBR unit has a reasonable chance of finally putting the Iraq work controversy to rest. While no longer cheap on a valuation level, Halliburton's underlying near term earnings power is still well above current levels. Tyco International outperformed all other industrial holdings followed closely by Grainger, Norfolk Southern and Emerson Electric. All have benefited from the strength in the economy and investors' perception that the November election results would be positive for the markets. Most of the industrial companies in the portfolio were also among the strongest contributors for the full year. While we believe that 2005 will be more challenging, many are still earning below their normalized earnings power and therefore remain good values. The major risk going forward, however, is valuation. Tyco's operational and financial turnaround has been the main driver of performance for the past two years. While they are facing increased raw material costs, barring any external shocks, we are confident that management can generate improvements in productivity, margins and free cash flow in 2005. Grainger's prior spending initiatives on efficiencies and expansion are continuing to drive its performance above expectations. We believe that their turnaround is a multiyear process and that further gains lie ahead. Norfolk Southern has been benefiting from its operating environment, Union Pacific's problems, the truckload industry's capacity issues and a strong coal market. Finally, after a difficult summer when management announced that premium growth was under competitive pressures, Everest Re has fully recovered to its early April levels with the year overall expected to be strong.

   Only a few stocks registered absolute declines in the fourth quarter 2004, with the largest being Boston Scientific. Our relatively small position was sold when the rebound from the earlier recall of their drug-eluting stent seemed to stall and it appeared that investors were beginning to focus heavily on future competition. In the third quarter, Merck was eliminated after the Vioxx recall and we had determined that we lacked sufficient confidence in its future earnings power. ChevronTexaco was down slightly for the fourth quarter in reaction to lower energy prices. Both Lincoln National and American International Group (AIG) declined modestly due to higher interest rates, an ultra-competitive universal life insurance market for Lincoln and an SEC investigation into AIG's structured transactions. It appears likely that the investigation will be settled soon and that normal growth

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
-------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



should resume. AIG's valuation is at a twelve year low, which should fully discount its current problems. Despite management's success in store remerchandising and reducing inventory, Kohl's was up only slightly. With its expansion plans on track and its rollout of cosmetics, jewelry and more upscale brands such as Chaps by Ralph Lauren still in the early stages, we believe that sales growth should reaccelerate as their turnaround gains traction in 2005.

   Microsoft was purchased as management's future plans for returning cash to shareholders gained clarity. Evidence of this existing plan included a special $3 per share dividend, an increase in their annual dividend rate and an announced intention to buy back $30 billion of stock over the next few years. Given the company's market dominance, continued strong free cash flow generation, upcoming Longhorn software upgrade and stock buy back program, Microsoft offers above average upside potential with limited downside risk.

   The top ten holdings as of December 31, 2004, representing approximately 37.0% of the total investments of the Portfolio are:

10 Largest Holdings                              Percent of Total Investments    10 Largest Holdings   Percent of Total Investments
-------------------                              ----------------------------    -------------------   ----------------------------
Halliburton Co.                                               4.0                W.W. Grainger, Inc.                3.6
The Walt Disney Co.                                           4.0                Raytheon Co.                       3.6
American International                                                           Microsoft Corp.                    3.5
 Group, Inc.                                                  3.8                Exxon Mobil Corp.                  3.5
Tyco International                                            3.8                U.S. Bancorp                       3.4
Emerson Electric Co.                                          3.8

   The following table compares the performance of the Wilmington Large Cap Value Portfolio ("Large Cap Value") and its predecessor, the Value Stock Fund (a collective investment fund), with that of the Russell 1000 Value Index for the ten years ended December 31, 2004. The Value Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Large Cap Value Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Value Stock Fund was not a registered investment company under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code 1986, as amended. If the Value Stock Fund had registered under the 1940 Act, its performance may have been different.*

                                                                                                  Average Annual Total Return
                                                                                           ----------------------------------------
                                                                                           Six Months    1 Year    5 Year   10 Year
                                                                                           ----------    ------    ------   -------
Large Cap Value ........................................................................      10.37%      15.12%    3.32%     9.18%
Russell 1000 Value Index ...............................................................      13.04%      16.49%    5.27%    13.82%

---------------
* Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-336-9970.

  An investment in the Portfolio is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risks including a possible loss of the principal amount invested.

  The performance in the above chart does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
-------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



   We invite your comments and questions and thank you for your investment in the Wilmington Equity Portfolios. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                        Sincerely,

                                        /s/ Robert J. Christian

                                        Robert J. Christian
                                        President

February 4, 2005


You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. A prospectus with this and other information may be obtained by calling 800-336-9970. The prospectus should be read before investing.

Mr. Christian's comments reflect the investment adviser's views generally regarding the market and the economy and are compiled from the investment adviser's research and from comments provided by the Portfolio Managers of each of the Portfolios. These comments reflect opinions as of the date written and are subject to change at any time.

Distributed by Professional Funds Distributor, LLC.

WILMINGTON FUNDS -- EQUITY PORTFOLIO
------------------------------------
 EXPENSE DISCLOSURE
================================================================================



DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. A Portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Portfolio's costs in two ways.

     o ACTUAL FUND RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

     o HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

EXPENSE TABLE

                                                                                    Beginning      Ending                  Expenses
                                                                                     Account      Account     Annualized     Paid
                                                                                      Value        Value       Expense      During
                                                                                     7/01/04      12/31/04     Ratio(1)     Period*
                                                                                    ---------    ---------    ----------   --------
Large Cap Growth Portfolio - Institutional Shares
Actual Fund Return ..............................................................   $1,000.00    $1,020.70       1.04%       $5.30
Hypothetical 5% Return ..........................................................   $1,000.00    $1,019.76       1.04%       $5.29

WILMINGTON FUNDS -- EQUITY PORTFOLIO
------------------------------------
 EXPENSE DISCLOSURE -- continued
================================================================================


                                                                                    Beginning      Ending                  Expenses
                                                                                     Account      Account     Annualized     Paid
                                                                                      Value        Value       Expense      During
                                                                                     7/01/04      12/31/04     Ratio(1)     Period*
                                                                                    ---------    ---------    ----------   --------
Large Cap Core Portfolio - Institutional Shares
Actual Fund Return ..............................................................   $1,000.00    $1,040.60       0.80%       $4.11
Hypothetical 5% Return ..........................................................   $1,000.00    $1,020.97       0.80%       $4.08
Large Cap Value Portfolio - Institutional Shares
Actual Fund Return ..............................................................   $1,000.00    $1,103.70       0.98%       $5.20
Hypothetical 5% Return ..........................................................   $1,000.00    $1,020.06       0.98%       $4.99
Small Cap Core Portfolio - Institutional Shares
Actual Fund Return ..............................................................   $1,000.00    $1,067.40       1.25%       $6.51
Hypothetical 5% Return ..........................................................   $1,000.00    $1,018.70       1.25%       $6.36

---------------
* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(1) The Wilmington Large Cap Growth Portfolio, Large Cap Core Portfolio, and Large Cap Value Portfolio each currently invests 100% of their investable assets in a corresponding series of WT Investment Trust I- Equity Series. The Wilmington Small Cap Core Portfolio currently invests 100% of its investable assets in the WT Investment Trust I-Small Cap Growth Series and Small Cap Value Series in accordance with weightings determined by the investment adviser. The "Annualized Expense Ratio" includes expenses allocated from the respective series.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
-------------------------------------
 DISCLOSURE OF PORTFOLIO HOLDINGS
================================================================================



PORTFOLIO HOLDINGS
DECEMBER 31, 2004

The Wilmington Large Cap Growth Portfolio, Large Cap Core Portfolio, and Large Cap Value Portfolio each currently invests 100% of their investable assets in a corresponding series of WT Investment Trust I-Equity Series. The Wilmington Small Cap Core Portfolios currently invests 100% of its investable assets in the WT Investment Trust I-Small Cap Growth Series and Small Cap Value Series in accordance with weightings determined by the investment adviser. The following tables present the portfolio holdings of each of the corresponding series of the WT Investment Trust I-Equity Series as a percent of their total investments.

LARGE CAP GROWTH SERIES                                LARGE CAP VALUE SERIES

Common Stock                                           Common Stock
 Information Technology                 22.0%            Finance & Insurance                     29.0%
 Healthcare                             17.9             Manufacturing                           22.4
 Industrials                            16.9             Wholesale & Retail Trade                12.6
 Consumer Discretionary                 14.7             Oil & Gas                               10.2
 Financials                             14.6             Aerospace & Defense                      6.8
 Energy                                  6.1             Entertainment & Leisure                  4.0
 Materials                               4.7             Computer Services                        3.5
 Consumer Staples                        2.3             Services                                 2.9
 Telecommunications Services             0.7             Electric, Gas, Water & Utilities         2.8
                                         0.1             Transportation                           2.7
Short-Term Investments                 -----             Healthcare                               1.8
                                       100.0%          Short-Term Investments                     1.3
                                       =====                                                    -----
                                                                                                100.0%
                                                                                                =====

LARGE CAP CORE SERIES                                 SMALL CAP GROWTH SERIES

Common Stock                                          Common Stock
 Financials                             27.7%            Technology                              30.6%
 Industrials                            19.2             Industrials                             20.7
 Energy                                 14.9             Healthcare                              18.7
 Information Technology                 13.7             Consumer Discretionary                  13.5
 Consumer Discretionary                 10.9             Financials                               5.1
 Consumer Staples                        5.6             Energy                                   4.9
 Healthcare                              4.6             Telecommunications Services              3.8
 Telecommunications Services             0.7             Consumer Staples                         1.7
Short-Term Investments                   2.7           Short-Term Investments                     1.0
                                       -----                                                    -----
                                       100.0%                                                   100.0%
                                       =====                                                    =====

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
-------------------------------------
 DISCLOSURE OF PORTFOLIO HOLDINGS
================================================================================



SMALL CAP VALUE SERIES

Common Stock
 Manufacturing                                  27.9%
 Services                                       13.7
 Wholesale & Retail Trade                       12.1
 Finance & Insurance                            11.8
 Computer Services                               5.1
 REIT's                                          3.9
 Communication & Broadcasting                    3.6
 Technology                                      3.2
 Consumer Discretionary                          3.0
 Electric, Gas, Water & Utilities                2.8
 Transportation                                  2.8
 Oil & Gas                                       2.5
 Healthcare                                      2.4
 Entertainment & Leisure                         1.6
 Aerospace                                       1.1
U.S. Treasury Obligations                        0.6
Short-Term Investments                           1.9
                                               -----
                                               100.0%
                                               =====

DISCLOSURE OF PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all Portfolios file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For the Wilmington Funds Equity Portfolios, this would be for the fiscal quarters ending September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Wilmington Funds Equity Portfolios filed its first Form N-Q with the SEC on November 29, 2004. It is available upon request, without charge, by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
-------------------------------------
 FINANCIAL STATEMENTS
================================================================================



STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)

                                                                                                       Large Cap
                                                                   Large Cap           Large Cap         Value          Small Cap
                                                               Growth Portfolio+    Core Portfolio     Portfolio     Core Portfolio
                                                               -----------------    --------------    ------------   --------------
ASSETS:
Investment in Series, at value .............................      $ 44,007,981        $19,125,289     $ 54,757,198     $73,103,206
Receivable for Portfolio shares sold .......................                --             85,250               --              --
Receivable for investment in Series withdrawn ..............           223,465             39,610           27,231         105,740
                                                                  ------------        -----------     ------------     -----------
Total assets ...............................................        44,231,446         19,250,149       54,784,429      73,208,946
                                                                  ------------        -----------     ------------     -----------
LIABILITIES:
Payable for Portfolio shares redeemed ......................           223,465             39,610           27,231         105,740
Payable for investment in Series ...........................                --             85,250               --              --
Accrued expenses ...........................................            28,476             14,130           20,952          29,446
                                                                  ------------        -----------     ------------     -----------
Total liabilities ..........................................           251,941            138,990           48,183         135,186
                                                                  ------------        -----------     ------------     -----------
NET ASSETS .................................................      $ 43,979,505        $19,111,159     $ 54,736,246     $73,073,760
                                                                  ============        ===========     ============     ===========
NET ASSETS CONSIST OF:
Paid-in capital ............................................      $134,413,969        $21,755,429     $ 51,877,068     $62,851,453
Accumulated net investment income (loss) ...................            20,604            239,802           56,335        (233,852)
Accumulated net realized loss on investments ...............       (90,476,943)        (3,918,212)     (11,593,103)     (2,054,058)
Net unrealized appreciation of investments .................            21,875          1,034,140       14,395,946      12,510,217
                                                                  ------------        -----------     ------------     -----------
NET ASSETS .................................................      $ 43,979,505        $19,111,159     $ 54,736,246     $73,073,760
                                                                  ============        ===========     ============     ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
 ($0.01 par value, unlimited authorized shares)
 Institutional Shares ......................................         4,348,499          1,264,827        5,306,045       6,802,154
                                                                  ============        ===========     ============     ===========
NET ASSET VALUE, offering and redemption price
  per share:
 Institutional Shares ......................................            $10.11             $15.11           $10.32          $10.74
                                                                  ============        ===========     ============     ===========

---------------
+ The Wilmington Large Cap Growth Portfolio was formerly The Roxbury Large Cap Growth Fund.



    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
-------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2004 (Unaudited)

                                                                                                        Large Cap
                                                                     Large Cap           Large Cap        Value         Small Cap
                                                                 Growth Portfolio+    Core Portfolio    Portfolio    Core Portfolio
                                                                 -----------------    --------------    ----------   --------------
NET INVESTMENT INCOME FROM SERIES:
 Dividends (net of foreign tax withheld) .....................      $   367,825         $   385,270     $  629,828     $   174,555
 Interest ....................................................            5,820               5,913          8,677          24,788
 Securities lending ..........................................               --               1,056          2,488           1,787
 Expenses ....................................................         (176,419)           (149,397)(1)   (191,805)       (352,858)
                                                                    -----------         -----------     ----------     -----------
   Net investment income (loss) from Series...................          197,226             242,842        449,188        (151,728)
                                                                    -----------         -----------     ----------     -----------
EXPENSES:
 Administration and accounting fees ..........................           22,815              22,815         22,815          22,815
 Transfer agent fees .........................................           11,804              10,778         11,160          13,889
 Reports to shareholders .....................................            7,326               8,428          8,869          10,409
 Trustees' fees ..............................................            7,082               6,268          6,189           6,809
 Compliance services .........................................              799                 400            899           1,176
 Registration fees ...........................................           15,792              14,706         13,176          15,253
 Professional fees ...........................................            5,609               4,943          5,114          12,578
 Other .......................................................            2,549               2,584          2,290           1,871
                                                                    -----------         -----------     ----------     -----------
   Total expenses before fee waivers and
    expense reimbursements ...................................           73,776              70,922         70,512          84,800
   Expenses reimbursed........................................               --             (58,232)            --              --
   Administration and accounting fees waived..................           (7,606)             (8,460)        (4,320)         (3,802)
   Administration and accounting fees waived --
    Institutional ............................................           (3,803)             (4,230)        (2,160)         (1,902)
                                                                    -----------         -----------     ----------     -----------
    Total expenses, net ......................................           62,367                  --         64,032          79,096
                                                                    -----------         -----------     ----------     -----------
 Net investment income (loss) ................................          134,859             242,842        385,156        (230,824)
                                                                    -----------         -----------     ----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments .....................        2,931,307           3,754,133       (689,287)     (1,790,401)
 Net change in unrealized appreciation (depreciation)
   on investments.............................................       (2,339,004)         (4,729,252)     5,502,409       6,415,736
                                                                    -----------         -----------     ----------     -----------
 Net gain (loss) on investments ..............................          592,303            (975,119)     4,813,122       4,625,335
                                                                    -----------         -----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..................................................      $   727,162         $  (732,277)    $5,198,278     $ 4,394,511
                                                                    ===========         ===========     ==========     ===========

---------------
(1) Expenses from Large Cap Core Series are shown net of $26,815 of fees waived.
+ The Wilmington Large Cap Growth Portfolio was formerly The Roxbury Large Cap Growth Fund.


    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
-------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2004 (Unaudited)

                                                                                                        Large Cap
                                                                    Large Cap           Large Cap         Value         Small Cap
                                                                Growth Portfolio+    Core Portfolio     Portfolio    Core Portfolio
                                                                -----------------    --------------    -----------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income (loss) ...............................      $   134,859        $    242,842     $   385,156    $   (230,824)
 Net realized gain (loss) on investments ....................        2,931,307           3,754,133        (689,287)     (1,790,401)
 Net change in unrealized appreciation (depreciation)
   on investments............................................       (2,339,004)         (4,729,252)      5,502,409       6,415,736
                                                                   -----------        ------------     -----------    ------------
 Net increase (decrease) in net assets resulting from
   operations................................................          727,162            (732,277)      5,198,278       4,394,511
                                                                   -----------        ------------     -----------    ------------
Distributions to shareholders:
 From net investment income .................................         (111,227)           (431,649)       (573,119)             --
 From net realized gains ....................................               --                  --              --      (4,641,650)
                                                                   -----------        ------------     -----------    ------------
Total distributions .........................................         (111,227)           (431,649)       (573,119)     (4,641,650)
                                                                   -----------        ------------     -----------    ------------
Portfolio share transactions (a):
 Proceeds from shares sold ..................................        1,430,910           1,946,097       3,842,656       7,228,587
 Cost of shares issued on reinvestment of distributions .....           72,394             347,589         386,107       4,233,754
 Cost of shares redeemed ....................................       (7,557,404)        (40,812,904)     (5,846,900)    (11,465,223)
                                                                   -----------        ------------     -----------    ------------
Net decrease in net assets from Portfolio share
  transactions...............................................       (6,054,100)        (38,519,218)     (1,618,137)         (2,882)
                                                                   -----------        ------------     -----------    ------------
Total increase (decrease) in net assets .....................       (5,438,165)        (39,683,144)      3,007,022        (250,021)
NET ASSETS:
 Beginning of period ........................................       49,417,670          58,794,303      51,729,224      73,323,781
                                                                   -----------        ------------     -----------    ------------
 End of period ..............................................      $43,979,505        $ 19,111,159     $54,736,246    $ 73,073,760
                                                                   ===========        ============     ===========    ============
 Undistributed net investment income
   (accumulated loss)........................................      $    20,604        $    239,802     $    56,335    $   (233,852)
                                                                   ===========        ============     ===========    ============

                                                                      Shares             Shares          Shares          Shares
                                                                   -----------        ------------     -----------    ------------
(A)TRANSACTIONS IN CAPITAL SHARES WERE:
 Shares sold ................................................          147,342             130,980         400,909         705,058
 Shares issued on reinvestment of distributions .............            7,189              23,235          37,817         401,304
 Shares redeemed ............................................         (780,784)         (2,844,454)       (604,623)     (1,122,310)
                                                                   -----------        ------------     -----------    ------------
 Net decrease in shares .....................................         (626,253)         (2,690,239)       (165,897)        (15,948)
 Shares outstanding -- Beginning of period ..................        4,974,752           3,955,066       5,471,942       6,818,102
                                                                   -----------        ------------     -----------    ------------
 Shares outstanding -- End of period ........................        4,348,499           1,264,827       5,306,045       6,802,154
                                                                   ===========        ============     ===========    ============

---------------
+ The Wilmington Large Cap Growth Portfolio was formerly The Roxbury Large Cap Growth Fund.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
-------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2004

                                                                                                       Large Cap
                                                                   Large Cap           Large Cap         Value          Small Cap
                                                               Growth Portfolio+    Core Portfolio     Portfolio     Core Portfolio
                                                               -----------------    --------------    ------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income (loss) ..............................      $     43,675       $    451,561     $    476,043    $   (526,062)
 Net realized gain (loss) on investments ...................        (1,200,494)         2,129,346        1,444,282      25,293,069
 Net change in unrealized appreciation (depreciation)
   on investments...........................................         9,094,077          5,746,280        5,843,431      (8,828,501)
                                                                  ------------       ------------     ------------    ------------
Net increase in net assets resulting from operations .......         7,937,258          8,327,187        7,763,756      15,938,506
                                                                  ------------       ------------     ------------    ------------
Distributions to shareholders:
 From net investment income ................................           (59,275)          (646,662)        (487,300)             --
                                                                  ------------       ------------     ------------    ------------
Total distributions ........................................           (59,275)          (646,662)        (487,300)             --
                                                                  ------------       ------------     ------------    ------------
Portfolio share transactions (a):
 Proceeds from shares sold .................................         6,490,340          2,971,007       12,324,594      16,115,642
 Cost of shares issued on reinvestment of distributions ....            42,263            590,919          365,895              --
 Cost of shares redeemed ...................................       (23,612,491)       (13,828,193)     (15,538,854)    (32,430,234)
                                                                  ------------       ------------     ------------    ------------
Net decrease in net assets from Portfolio share
  transactions..............................................       (17,079,888)       (10,266,267)      (2,848,365)    (16,314,592)
                                                                  ------------       ------------     ------------    ------------
Total increase (decrease) in net assets ....................        (9,201,905)        (2,585,742)       4,428,091        (376,086)
NET ASSETS:
 Beginning of year .........................................        58,619,575         61,380,045       47,301,133      73,699,867
                                                                  ------------       ------------     ------------    ------------
 End of year ...............................................      $ 49,417,670       $ 58,794,303     $ 51,729,224    $ 73,323,781
                                                                  ============       ============     ============    ============
 Undistributed net investment income
   (accumulated loss).......................................      $     (3,028)      $    428,609     $    244,298    $     (3,028)
                                                                  ============       ============     ============    ============

                                                                     Shares             Shares           Shares          Shares
                                                                  ------------       ------------     ------------    ------------
(A)TRANSACTIONS IN CAPITAL SHARES WERE:
 Shares sold ...............................................           661,035            209,117        1,385,977       1,556,622
 Shares issued on reinvestment of distributions ............             4,384             41,556           41,674              --
 Shares redeemed ...........................................        (2,402,820)          (966,310)      (1,730,543)     (3,318,632)
                                                                  ------------       ------------     ------------    ------------
 Net decrease in shares ....................................        (1,737,401)          (715,637)        (302,892)     (1,762,010)
 Shares outstanding -- Beginning of year ...................         6,712,153          4,670,703        5,774,834       8,580,112
                                                                  ------------       ------------     ------------    ------------
 Shares outstanding -- End of year .........................         4,974,752          3,955,066        5,471,942       6,818,102
                                                                  ============       ============     ============    ============

---------------
+ The Wilmington Large Cap Growth Portfolio was formerly The Roxbury Large Cap Growth Fund.



    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
-------------------------------------
 FINANCIAL HIGHLIGHTS
================================================================================



The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

                                                       For the
                                                      Six-Month
                                                     Period Ended
                                                      December 31,             For the Fiscal Years Ended June 30,
LARGE CAP GROWTH PORTFOLIO --                          2004(5)       --------------------------------------------------------
 INSTITUTIONAL SHARES                                 (Unaudited)     2004       2003         2002        2001       2000+(1)
                                                     ------------    -------   --------    ---------    ---------   --------
NET ASSET VALUE -- BEGINNING OF PERIOD ...........      $  9.93      $  8.73   $   8.70    $   12.69    $   33.39   $  25.76
                                                        -------      -------   --------    ---------    ---------   --------
INVESTMENT OPERATIONS:
 Net investment income (loss) ....................         0.03         0.01         --(4)        --(4)     (0.08)(3)  (0.14)(3)
 Net realized and unrealized gain (loss)
   on investments.................................         0.18         1.20       0.03        (3.99)      (10.61)      8.70
                                                        -------      -------   --------    ---------    ---------   --------
   Total from investment operations...............         0.21         1.21       0.03        (3.99)      (10.69)      8.56
                                                        -------      -------   --------    ---------    ---------   --------
DISTRIBUTIONS:
 From net investment income ......................        (0.03)       (0.01)        --           --           --       0.00
 From net realized gains .........................           --           --         --           --       (10.01)     (0.93)
                                                        -------      -------   --------    ---------    ---------   --------
   Total distributions............................        (0.03)       (0.01)        --           --       (10.01)     (0.93)
                                                        -------      -------   --------    ---------    ---------   --------
NET ASSET VALUE -- END OF PERIOD .................      $ 10.11      $  9.93   $   8.73    $    8.70    $   12.69   $  33.39
                                                        =======      =======   ========    =========    =========   ========
TOTAL RETURN .....................................        2.07%**     13.86%      0.35%     (31.44)%     (39.41)%     33.27%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(2)
 Expenses:
   Including expense limitations..................        1.04%*       0.98%      0.95%        0.85%        0.76%      0.75%
   Excluding expense limitations..................        1.09%*       1.01%      0.98%        0.85%        0.79%      0.77%
 Net investment income ...........................        0.59%*       0.08%    (0.02)%      (0.04)%      (0.37)%    (0.45)%
Portfolio turnover rate ..........................         135%**        87%        51%          75%          78%       111%
Net Assets at the end of period
  (000 omitted)...................................      $43,980      $49,418   $ 58,620    $  76,892    $ 158,318   $277,290

---------------
*   Annualized
**  Not annualized
(1) Effective November 1, 1999, Roxbury Capital Management, LLC, assumed the responsibility of Adviser to the WT Large Cap Growth Series.
(2) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Large Cap Series (the "Series") and the portfolio turnover reflects investment activity of the Series.
(3) The net investment loss per share was calculated using average shares outstanding method.
(4) Less than $0.01 per share.
(5) Effective December 15, 2004, Rodney Square Management Corporation assumed the responsibility of Adviser to the WT Large Cap Growth Series.
+ Effective November 1, 1999, the Rodney Square Large Cap Growth Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Large Cap Growth Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
-------------------------------------
 FINANCIAL HIGHLIGHTS -- continued
================================================================================



                                                              For the
                                                             Six-Month
                                                            Period Ended
                                                             December 31,             For the Fiscal Years Ended June 30,
LARGE CAP CORE PORTFOLIO --                                      2004       -------------------------------------------------------
 INSTITUTIONAL SHARES                                        (Unaudited)     2004       2003         2002        2001        2000
                                                            ------------    -------   --------    ---------    ---------   --------
NET ASSET VALUE -- BEGINNING OF PERIOD ..................      $ 14.87      $ 13.14   $  13.68    $   18.17    $   24.03   $  22.50
                                                               -------      -------   --------    ---------    ---------   --------
INVESTMENT OPERATIONS:
 Net investment income ..................................         0.09         0.10       0.15         0.11         0.08       0.10
 Net realized and unrealized gain (loss)
   on investments........................................         0.51         1.78      (0.55)       (4.15)       (5.15)      1.83
                                                               -------      -------   --------    ---------    ---------   --------
   Total from investment operations......................         0.60         1.88      (0.40)       (4.04)       (5.07)      1.93
                                                               -------      -------   --------    ---------    ---------   --------
DISTRIBUTIONS:
 From net investment income .............................        (0.36)       (0.15)     (0.11)       (0.08)       (0.04)     (0.12)
 From net realized gains ................................           --           --      (0.03)       (0.37)       (0.75)     (0.28)
                                                               -------      -------   --------    ---------    ---------   --------
   Total distributions...................................        (0.36)       (0.15)     (0.14)       (0.45)       (0.79)     (0.40)
                                                               -------      -------   --------    ---------    ---------   --------
NET ASSET VALUE -- END OF PERIOD ........................      $ 15.11      $ 14.87   $  13.14    $   13.68    $   18.17   $  24.03
                                                               =======      =======   ========    =========    =========   ========
TOTAL RETURN ............................................        4.06%**     14.38%    (2.86)%     (22.66)%     (21.50)%      8.57%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
 Expenses:
   Including expense limitations.........................        0.80%*       0.80%      0.80%        0.80%        0.80%      0.80%
   Excluding expense limitations.........................        1.32%*       1.13%      1.05%        1.00%        0.98%      0.94%
 Net investment income ..................................        1.30%*       0.73%      1.04%        0.64%        0.39%      0.40%
Portfolio turnover rate .................................          45%**        27%        50%          68%          72%        12%
Net Assets at the end of period
  (000 omitted)..........................................      $19,111      $58,794   $ 61,380    $  80,831    $ 108,061   $127,812

---------------
*   Annualized
**  Not annualized
(1) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Large Cap Core Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.


    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
-------------------------------------
 FINANCIAL HIGHLIGHTS -- continued
================================================================================



                                                                  For the
                                                                 Six-Month
                                                                Period Ended
                                                                 December 31,             For the Fiscal Years Ended June 30,
LARGE CAP VALUE PORTFOLIO --                                        2004        ---------------------------------------------------
 INSTITUTIONAL SHARES                                            (Unaudited)     2004       2003        2002       2001     2000(2)+
                                                                ------------    -------   -------    ---------    -------   -------
NET ASSET VALUE -- BEGINNING OF PERIOD ......................      $  9.45      $  8.19   $  8.20    $   11.13    $ 10.25   $  9.82
                                                                   -------      -------   -------    ---------    -------   -------
INVESTMENT OPERATIONS:
 Net investment income ......................................         0.07         0.08      0.06         0.07       0.09      0.13
 Net realized and unrealized gain (loss)
   on investments............................................         0.91         1.26      0.01        (2.68)      0.86      0.50
                                                                   -------      -------   -------    ---------    -------   -------
   Total from investment operations..........................         0.98         1.34      0.07        (2.61)      0.95      0.63
                                                                   -------      -------   -------    ---------    -------   -------
DISTRIBUTIONS:
 From net investment income .................................        (0.11)       (0.08)    (0.07)       (0.09)     (0.07)    (0.20)
 From net realized gains ....................................           --           --     (0.01)       (0.23)        --        --
                                                                   -------      -------   -------    ---------    -------   -------
   Total distributions.......................................        (0.11)       (0.08)    (0.08)       (0.32)     (0.07)    (0.20)
                                                                   -------      -------   -------    ---------    -------   -------
NET ASSET VALUE -- END OF PERIOD ............................      $ 10.32      $  9.45   $  8.19    $    8.20    $ 11.13   $ 10.25
                                                                   =======      =======   =======    =========    =======   =======
TOTAL RETURN ................................................       10.37%**     16.47%     0.92%     (24.02)%      9.33%     6.61%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
 Expenses:
   Including expense limitations.............................        0.98%*       1.00%     1.06%        0.92%      0.77%     0.75%
   Excluding expense limitations.............................        1.01%*       1.03%     1.13%        0.93%      0.91%     0.97%
 Net investment income ......................................        1.48%*       0.94%     0.93%        0.66%      0.96%     1.06%
Portfolio turnover rate .....................................           9%**        26%       87%         100%       109%      136%
Net Assets at the end of period
  (000 omitted)..............................................      $54,736      $51,729   $47,301    $  52,064    $82,312   $64,272

---------------
*   Annualized
**  Not annualized
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Large Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(2) Effective November 1, 1999, Cramer Rosenthal McGlynn, LLC assumed the responsibility of Adviser to the Large Cap Value Series.
+ Effective November 1, 1999, the Rodney Square Large Cap Value Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Large Cap Value Portfolio. The financial highlights for periods prior to November 1, 1999 reflects the performance history of the Rodney Square Portfolio.


    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
-------------------------------------
 FINANCIAL HIGHLIGHTS -- continued
================================================================================



                                                             For the
                                                            Six-Month
                                                           Period Ended
                                                           December 31,             For the Fiscal Years Ended June 30,
SMALL CAP CORE PORTFOLIO --                                   2004        -------------------------------------------------------
 INSTITUTIONAL SHARES                                      (Unaudited)      2004       2003         2002        2001       2000+
                                                          ------------    --------   --------    ---------    --------   --------
NET ASSET VALUE -- BEGINNING OF PERIOD ..................   $  10.75      $   8.59   $   9.15    $   10.63    $  12.97   $   9.51
                                                            --------      --------   --------    ---------    --------   --------
INVESTMENT OPERATIONS:
 Net investment income (loss) ...........................     (0.03)(3)      (0.07)(3)  (0.02)(3)       --(2,3)   0.16         --(2)
 Net realized and unrealized gain (loss)
   on investments........................................       0.74          2.23      (0.54)       (1.47)      (1.14)      3.50
                                                            --------      --------   --------    ---------    --------   --------
   Total from investment operations......................       0.71          2.16      (0.56)       (1.47)      (0.98)      3.50
                                                            --------      --------   --------    ---------    --------   --------
DISTRIBUTIONS:
 From net investment income .............................         --            --         --        (0.01)      (0.01)     (0.02)
 From net realized gains ................................      (0.72)           --         --           --       (1.21)     (0.02)
 In excess of net realized gain .........................         --            --         --           --       (0.14)        --
                                                            --------      --------   --------    ---------    --------   --------
   Total distributions...................................      (0.72)           --         --        (0.01)      (1.36)     (0.04)
                                                            --------      --------   --------    ---------    --------   --------
NET ASSET VALUE -- END OF PERIOD ........................   $  10.74      $  10.75   $   8.59    $    9.15    $  10.63   $  12.97
                                                            ========      ========   ========    =========    ========   ========
TOTAL RETURN ............................................      6.74%**      25.15%    (6.12)%     (13.84)%     (6.88)%     36.93%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1,4)
 Expenses:
   Including expense limitations.........................      1.25%*        1.19%      1.00%        0.89%       0.83%      0.80%
   Excluding expense limitations.........................      1.27%*        1.21%      1.01%        0.89%       0.90%      0.91%
 Net investment income (loss) ...........................    (0.67)%*      (0.74)%    (0.21)%      (0.03)%       0.15%      0.02%
Portfolio turnover rate .................................        48%**        142%        62%          44%         53%        47%
Net Assets at the end of period
  (000 omitted)..........................................   $ 73,074      $ 73,324   $ 73,700    $ 106,915    $136,236   $103,456

---------------
*   Annualized
**  Not annualized
(1) Effective November 1, 1999, the expense and the net investment income ratios include expenses allocated from the WT Investment Trust I -- Small Cap Core Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(2) Less than $0.01 per share.
(3) The net investment loss per share was calculated using the average shares outstanding method.
(4) Effective December 1, 2003, the expense and the net investment income ratios include expenses allocated from the WT Investment Trust I -- Small Cap Growth Series and WT Investment Trust I - Small Cap Value Series and the portfolio turnover reflects the Portfolio's investment activity. The Portfolio turnover for the Small Cap Growth Series and the Small Cap Value Series is presented in the accompanying financial statements of the Series.
+ Effective November 1, 1999, the Rodney Square Small Cap Equity Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Small Cap Core Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.


    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
-------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================



1. DESCRIPTION OF THE FUND. Wilmington Large Cap Growth Portfolio (formerly the Roxbury Large Cap Growth Fund), Wilmington Large Cap Core Portfolio, Wilmington Large Cap Value Portfolio and Wilmington Small Cap Core Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a portfolio that is separate and distinct from the shares in any other portfolio and to further divide shares of any portfolio into one or more separate and distinct classes of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolios offer two classes of shares: Investor Shares and Institutional Shares. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. As of December 31, 2004, the Investor Shares have not commenced operations.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each of the Portfolios pursues its investment objective by investing in one or more registered investment companies.

   Effective December 1, 2003, Wilmington Small Cap Core Portfolio pursues its investment objective by investing in the Small Cap Growth Series and Small Cap Value Series of WT Investment Trust I in accordance with weightings determined by the investment adviser. Prior to December 1, 2003, the Portfolio invested all of its investable assets in the Small Cap Core Series of WT Investment Trust I. At December 31, 2004, the Portfolio was invested as follows:

                                                                             Total                                      % Ownership
                                                                          Investments    WT Investment Trust I Series    in Series
                                                                          -----------    ----------------------------   -----------
  Small Cap Core Portfolio............................................    $40,077,598      Small Cap Growth Series           22%
                                                                          $33,025,608       Small Cap Value Series           5%

   The Wilmington Large Cap Growth Portfolio, Wilmington Large Cap Core Portfolio and Wilmington Large Cap Value Portfolio seek to achieve their investment objectives by investing all of their investable assets in the WT Large Cap Growth Series, Large Cap Core Series and Large Cap Value Series, respectively, of WT Investment Trust I which have the same investment objective, policies and limitations as the respective Portfolios. The performance of each Portfolio is directly affected by the performance of its corresponding series of WT Investment Trust I. As of December 31, 2004, the Wilmington Large Cap Growth, Wilmington Large Cap Core and Wilmington Large Cap Value Portfolios owned approximately 100%, 100% and 76% of the WT Large Cap Growth Series, Large Cap Core Series and Large Cap Value Series, respectively.

   The financial statements of the Large Cap Growth, Large Cap Core, Large Cap Value, Small Cap Growth and Small Cap Value Series, including their schedules of investments, are included elsewhere in this report and should be read in conjunction with the corresponding Portfolio's financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
-------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================



2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

   Valuation of Investment in Series. Valuation of each Portfolio's investment in its Series is based on the underlying securities held by that Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Portfolio records its share of the respective Series' income (loss), expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred.

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared and paid to shareholders annually.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to the Wilmington Small Cap Core Portfolio is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation; however, for its services as investment adviser to the Portfolio, RSMC does not receive an advisory fee. The investment adviser to the Large Cap Core Series and the WT Large Cap Growth Series is RSMC. The investment adviser to the Small Cap Growth Series is Roxbury Capital Management, LLC ("Roxbury"). The investment adviser to the Large Cap Value and Small Cap Value Series is Cramer Rosenthal McGlynn, LLC ("CRM"). Roxbury and CRM are affiliates of RSMC. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   RSMC also receives a service fee of 0.006% of each Portfolio's average daily net assets under a Compliance, Support and Recordkeeping Services Agreement. From July 1, 2004 to September 30, 2004, RSMC also served as administrator and accounting agent to each Portfolio. From July 1, 2004 to September 30, 2004, RSMC was paid $8,250, $8,250, $7,775 and $8,250 by the
   Large Cap Growth Portfolio, the Large Cap Core Portfolio, the Large Cap Value Portfolio, and the Small Cap Core Portfolio, respectively. The fees charged to the Series are discussed in the notes to the Series' financial statements.

   RSMC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.80% of the average daily net assets of the Large Cap Core Portfolio. This undertaking will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
-------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================



4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes.

   The tax character of distributions paid was as follows:

                                                                                                         Large Cap
                                                                       Large Cap          Large Cap        Value        Small Cap
                                                                   Growth Portfolio    Core Portfolio    Portfolio   Core Portfolio
                                                                   ----------------    --------------    ---------   --------------
  Six-Month Period ended December 31, 2004
  Ordinary income...............................................       $111,227           $431,649       $573,119      $       --
  Long-term capital gains.......................................             --                 --             --       4,641,650
                                                                       --------           --------       --------      ----------
   Total distributions .........................................       $111,227           $431,649       $573,119      $4,641,650
                                                                       ========           ========       ========      ==========

  Year ended June 30, 2004
  Ordinary income...............................................       $ 59,275           $646,662       $487,300      $       --
                                                                       --------           --------       --------      ----------
   Total distributions .........................................       $ 59,275           $646,662       $487,300      $       --
                                                                       ========           ========       ========      ==========

   The components of accumulated earnings (deficit) on a tax basis are determined at fiscal year-end. Accordingly, tax-basis balances have not been determined as of December 31, 2004. For Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. The Portfolios measure their capital loss carryforwards at its fiscal year-end. As of June 30, 2004, the Portfolios had capital loss carryforwards which will expire as follows:

                                                                                                                          Large Cap
                                                                                        Large Cap         Large Cap         Value
                                                                                    Growth Portfolio    Core Portfolio    Portfolio
                                                                                    ----------------    --------------   ----------
  6/30/2009.....................................................................       $ 4,836,830
  6/30/2010.....................................................................        50,705,900
  6/30/2011.....................................................................        28,793,300        $7,198,411     $3,559,568
  6/30/2012.....................................................................         8,004,022            52,672      7,302,391

5. INVESTMENT SECURITIES. During the six-month period ended December 31, 2004, purchases and sales of the Small Cap Core Portfolio in the underlying series follows:

  Purchases........................................................    $ 8,599,331
  Sales............................................................     13,169,181

6. CONTRACTUAL OBLIGATIONS. The Portfolios enter into contracts in the normal course of business that contain a variety of indemnifications. The Portfolios' maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these contracts. Management has reviewed the Portfolios' existing contracts and expects the risk of loss to be remote.

WT INVESTMENT TRUST I -- EQUITY SERIES
--------------------------------------
 SEMI ANNUAL REPORT / DECEMBER 31, 2004 (UNAUDITED)
================================================================================



          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- EQUITY SERIES / WT LARGE CAP GROWTH SERIES
-------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
 (Showing Percentage of Total Investments)
================================================================================

                                                                        Market
                                                             Shares      Value
                                                             ------   ----------
COMMON STOCK -- 99.9%
 CONSUMER DISCRETIONARY -- 14.7%
  APPAREL & ACCESSORIES -- 1.5%
   Limited Brands, Inc...................................    29,705   $  683,809
                                                                      ----------
  CASINO & GAMING -- 1.5%
   Station Casinos, Inc..................................    12,300      672,564
                                                                      ----------
  COMPUTER & ELECTRONICS RETAIL -- 4.9%
   Best Buy Co., Inc.....................................     1,310       77,840
   Hughes Supply, Inc....................................    20,870      675,145
   MSC Industrial Direct Co., Inc.*......................    19,160      689,377
   Worthington Industries, Inc...........................    34,670      678,839
                                                                      ----------
                                                                       2,121,201
                                                                      ----------
  HOMEBUILDING -- 1.9%
   M.D.C. Holdings, Inc..................................     7,690      664,724
   The Ryland Group, Inc.................................     3,120      179,525
                                                                      ----------
                                                                         844,249
                                                                      ----------
  HOUSEHOLD DURABLES -- 1.7%
   Fortune Brands, Inc...................................     9,680      747,101
                                                                      ----------
  LEISURE PRODUCTS -- 1.6%
   Brunswick Corp........................................    14,275      706,613
                                                                      ----------
  SPECIALTY STORES -- 1.6%
   Claire's Stores, Inc..................................    33,735      716,868
                                                                      ----------
  TOTAL CONSUMER DISCRETIONARY ....................................    6,492,405
                                                                      ----------
 CONSUMER STAPLES -- 2.3%
  BEVERAGES -- 0.3%
   Pepsi Bottling Group, Inc.............................     4,865      131,550
                                                                      ----------
  HOUSEHOLD PRODUCTS -- 1.8%
   Kimberly-Clark Corp...................................    11,905      783,468
                                                                      ----------
  PERSONAL PRODUCTS -- 0.2%
   Avon Products, Inc....................................     2,620      101,394
                                                                      ----------
  TOTAL CONSUMER STAPLES ..........................................    1,016,412
                                                                      ----------
 ENERGY -- 6.1%
  OIL & GAS EXPLORATION/PRODUCTION -- 6.1%
   Burlington Resources, Inc.............................    15,170      659,895
   Newfield Exploration Co.*.............................    11,215      662,246
   Patina Oil & Gas Corp*................................    18,205      682,687
   Pioneer Natural Resources Co.*........................    19,195      673,745
                                                                      ----------
  TOTAL ENERGY ....................................................    2,678,573
                                                                      ----------


                                                                        Market
                                                             Shares      Value
                                                             ------   ----------
 FINANCIALS -- 14.6%
  CAPITAL MARKETS -- 2.0%
   Goldman Sachs Group, Inc..............................     6,370   $  662,735
   Morgan Stanley........................................     3,755      208,478
                                                                      ----------
                                                                         871,213
                                                                      ----------
  INSURANCE -- 1.5%
   Ambac Financial Group, Inc............................     8,140      668,538
                                                                      ----------
  REGIONAL BANKS -- 1.5%
   Westcorp, Inc.........................................    14,705      675,401
                                                                      ----------
  REITS - RETAIL -- 3.0%
   Friedman, Billings, Ramsey Group, Inc.*...............    34,500      668,955
   Ventas, Inc...........................................    24,370      667,982
                                                                      ----------
                                                                       1,336,937
                                                                      ----------
  THRIFTS & MORTGAGE FINANCING -- 6.6%
   Fannie Mae............................................     1,515      107,883
   Freddie Mac...........................................     9,685      713,784
   Fremont General Corp..................................    26,665      671,425
   Hudson City Bancorp, Inc..............................    18,705      688,718
   W Holding Co., Inc....................................    30,860      707,930
                                                                      ----------
                                                                       2,889,740
                                                                      ----------
  TOTAL FINANCIALS ................................................    6,441,829
                                                                      ----------
 HEALTHCARE -- 17.9%
  BIOTECHNOLOGY -- 1.6%
   ImClone Systems, Inc.*................................    15,435      711,245
                                                                      ----------
  HEALTH CARE EQUIPMENT & SUPPLIES -- 6.6%
   Bard, (C.R.), Inc.....................................    11,230      718,495
   Beckman Coulter, Inc..................................    10,350      693,347
   Boston Scientific Corp.*..............................    23,795      845,912
   The Cooper Companies, Inc.............................     9,685      683,664
                                                                      ----------
                                                                       2,941,418
                                                                      ----------
  HEALTHCARE -- EQUIPMENT -- 3.2%
   PerkinElmer, Inc......................................    30,835      693,479
   Waters Corp.*.........................................    15,180      710,272
                                                                      ----------
                                                                       1,403,751
                                                                      ----------
  HEALTHCARE - SERVICES -- 1.5%
   PacifiCare Health Systems, Inc.*......................    12,070      682,196
                                                                      ----------
  PHARMACEUTICALS -- 5.0%
   Eli Lilly & Co........................................    13,220      750,235
   Pfizer, Inc...........................................    54,500    1,465,506
                                                                      ----------
                                                                       2,215,741
                                                                      ----------
  TOTAL HEALTHCARE ................................................    7,954,351
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / WT LARGE CAP GROWTH SERIES
-------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================

                                                                        Market
                                                             Shares      Value
                                                             ------   ----------
 INDUSTRIALS -- 16.9%
  AEROSPACE & DEFENSE -- 2.1%
   The Boeing Co.........................................    18,010   $  932,377
                                                                      ----------
  AIR FREIGHT & LOGISTICS -- 1.5%
   Ryder Systems, Inc....................................    13,675      653,255
                                                                      ----------
  COMMERCIAL SERVICES & SUPPLIES -- 3.6%
   Cendant Corp..........................................    31,620      739,276
   Manpower, Inc.........................................    14,525      701,558
   Service Master Co.....................................    11,555      159,343
                                                                      ----------
                                                                       1,600,177
                                                                      ----------
  ELECTRICAL EQUIPMENT -- 3.1%
   AVX Corp..............................................    53,735      677,061
   Roper Industries, Inc.................................    11,255      683,966
                                                                      ----------
                                                                       1,361,027
                                                                      ----------
  INDUSTRIAL CONGLOMERATES -- 2.7%
   3M Co.................................................    14,310    1,174,421
                                                                      ----------
  MACHINERY -- 3.9%
   Briggs & Stratton Corp................................     9,220      383,368
   Harsco Corp...........................................    12,100      674,454
   ITT Industries, Inc...................................     8,135      687,001
                                                                      ----------
                                                                       1,744,823
                                                                      ----------
  TOTAL INDUSTRIALS ...............................................    7,466,080
                                                                      ----------
 INFORMATION TECHNOLOGY -- 22.0%
  COMMUNICATIONS EQUIPMENT -- 6.3%
   Adtran, Inc.*.........................................    22,045      421,941
   Avaya, Inc.*..........................................    41,320      710,704
   Harris Corp...........................................    11,010      680,308
   Motorola, Inc.........................................    57,070      981,604
                                                                      ----------
                                                                       2,794,557
                                                                      ----------
  SEMICONDUCTORS & SEMI EQUIPMENT  -- 12.2%
   Altera Corp.*.........................................    35,760      740,232
   Analog Devices, Inc...................................    21,070      777,904
   Intel Corp............................................    79,635    1,862,663
   Maxim Integrated Products, Inc........................    18,525      785,275
   Microchip Technology, Inc.............................    27,070      721,686
   National Semiconductor Corp.*.........................    30,690      550,886
                                                                      ----------
                                                                       5,438,646
                                                                      ----------

                                                                        Market
                                                            Shares      Value
                                                            ------   -----------
 INFORMATION TECHNOLOGY (continued)
  SOFTWARE  -- 3.5%
   Microsoft Corp.......................................    49,535   $ 1,323,080
   Symantec Corp.*......................................     8,555       220,377
                                                                     -----------
                                                                       1,543,457
                                                                     -----------
  TOTAL INFORMATION TECHNOLOGY ...................................     9,776,660
                                                                     -----------
 MATERIALS -- 4.7%
  CHEMICALS -- 0.8%
   Dow Chemical Co......................................     7,260       359,443
                                                                     -----------
  METALS & MINING -- 3.9%
   Arch Coal, Inc.......................................     9,945       353,445
   Consol Energy, Inc...................................    16,705       685,740
   Southern Peru Copper Corp............................    14,325       676,283
                                                                     -----------
                                                                       1,715,468
                                                                     -----------
  TOTAL MATERIALS ................................................     2,074,911
                                                                     -----------
 TELECOMMUNICATIONS SERVICES -- 0.7%
  INTEGRATED TELECOM SERVICES -- 0.1%
   Spring FON Group.....................................     2,465        61,255
                                                                     -----------
  WIRELESS TELECOMM SERVICES -- 0.6%
   Nextel Communications, Inc.*.........................     7,895       236,850
                                                                     -----------
  TOTAL TELECOMMUNICATION SERVICES ...............................       298,105
                                                                     -----------
  TOTAL COMMON STOCK
   (Cost $44,177,450) ............................................    44,199,326
                                                                     -----------
SHORT-TERM INVESTMENTS -- 0.1%
   BlackRock Liquidity Funds TempCash Portfolio --
    Institutional Series................................    12,622        12,622
   BlackRock Liquidity Funds TempFund Portfolio --
    Institutional Series................................    12,621        12,621
                                                                     -----------
  TOTAL SHORT-TERM INVESTMENTS
   (COST $25,243) ................................................        25,243
                                                                     -----------
TOTAL INVESTMENTS -- 100.0%
 (Cost $44,202,694)+ .............................................   $44,224,569
                                                                     ===========

*  Non-income producing security.
+ The cost for Federal income tax purposes is $44,743,464. At December 31, 2004 net unrealized depreciation was $518,895. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $808,640 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $1,327,535.


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP CORE SERIES
--------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
 (Showing Percentage of Total Investments)
================================================================================

                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
COMMON STOCK -- 97.3%
 CONSUMER DISCRETIONARY -- 10.9%
  HOMEBUILDING -- 4.5%
   D.R. Horton, Inc......................................     9,500   $  382,945
   M.D.C. Holding, Inc...................................       100        8,644
   The Ryland Group, Inc.................................     8,425      484,774
                                                                      ----------
                                                                         876,363
                                                                      ----------
  MEDIA -- 2.0%
   The Washington Post Co. --
    Class B..............................................       400      393,208
                                                                      ----------
  MOVIES & ENTERTAINMENT -- 0.2%
   Viacom, Inc. -- Class B...............................     1,068       38,865
                                                                      ----------
  SPECIAL RETAIL -- 1.8%
   The Home Depot, Inc...................................     8,243      352,306
                                                                      ----------
  SPECIALTY STORES -- 2.4%
   Claire's Stores, Inc..................................    21,800      463,250
                                                                      ----------
  TOTAL CONSUMER DISCRETIONARY ....................................    2,123,992
                                                                      ----------
 CONSUMER STAPLES -- 5.6%
  BEVERAGES -- 0.6%
   The Coca-Cola Co......................................     2,600      108,238
                                                                      ----------
  HOUSEHOLD PRODUCTS-- 2.1%
   Kimberly-Clark Corp...................................     6,200      408,022
                                                                      ----------
  PERSONAL PRODUCTS -- 2.9%
   The Gillette Co.......................................    10,200      456,756
   UST, Inc..............................................     2,400      115,464
                                                                      ----------
                                                                         572,220
                                                                      ----------
  TOTAL CONSUMER STAPLES ..........................................    1,088,480
                                                                      ----------
 ENERGY -- 14.9%
  ENERGY EQUIPMENT & SERVICES -- 1.0%
   TXU Corp..............................................     3,100      200,136
                                                                      ----------
  OIL & GAS EQUIPMENT SERVICES -- 0.7%
   Peabody Energy Corp.*.................................     1,625      131,479
                                                                      ----------
  OIL & GAS EXPLORATION/PRODUCTION -- 13.2%
   Amerada Hess Corp.....................................     4,200      345,996
   Anadarko Petroleum Corp...............................     6,400      414,784
   Chesapeake Energy Corp................................    11,700      193,050
   ConocoPhillips........................................     4,818      418,347
   Exxon Mobil Corp......................................     8,674      444,629
   Kerr-McGee Corp.(a)...................................     7,100      410,309
   Occidental Petroleum Corp.............................     5,900      344,324
                                                                      ----------
                                                                       2,571,439
                                                                      ----------
  TOTAL ENERGY ....................................................    2,903,054
                                                                      ----------

                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
 FINANCIALS -- 27.7%
  CAPITAL MARKETS -- 8.9%
   Citigroup, Inc........................................     9,905   $  477,223
   Goldman Sachs Group, Inc..............................     3,100      322,524
   J.P Morgan Chase & Co.................................    11,800      460,318
   Morgan Stanley........................................     8,748      485,690
                                                                      ----------
                                                                       1,745,755
                                                                      ----------
  COMMERCIAL BANKS -- 3.6%
   CIT Group, Inc........................................    10,400      476,528
   Marshall & Ilsley Corp................................     5,000      221,000
                                                                      ----------
                                                                         697,528
                                                                      ----------
  CONSUMER FINANCE -- 2.4%
   MBIA, Inc.............................................     7,400      468,272
                                                                      ----------
  INSURANCE -- 0.5%
   CIGNA Corp............................................     1,300      106,041
                                                                      ----------
  INSURANCE MULTI-LINE -- 2.9%
   Prudential Financial, Inc.............................     3,800      208,848
   The Hartford Financial Services
    Group, Inc. .........................................     5,100      353,481
                                                                      ----------
                                                                         562,329
                                                                      ----------
  REGIONAL BANKS -- 5.8%
   Bank of America Corp..................................     5,602      263,238
   National City Corp....................................    12,000      450,600
   Wells Fargo & Co......................................     1,100       68,365
   Westcorp, Inc.........................................     7,600      349,068
                                                                      ----------
                                                                       1,131,271
                                                                      ----------
  REIT -- 1.7%
   ProLogis..............................................     7,700      333,641
                                                                      ----------
  THRIFTS & MORTGAGE FINANCING -- 1.9%
   Freddie Mac...........................................     2,142      157,865
   Hudson City Bancorp, Inc..............................     5,600      206,192
                                                                      ----------
                                                                         364,057
                                                                      ----------
  TOTAL FINANCIALS ................................................    5,408,894
                                                                      ----------
 HEALTHCARE -- 4.6%
  HEALTH CARE EQUIPMENT & SUPPLIES -- 0.8%
   Beckman Coulter, Inc..................................       700       46,893
   Boston Scientific Corp.*..............................     3,200      113,760
                                                                      ----------
                                                                         160,653
                                                                      ----------
  PHARMACEUTICALS -- 3.8%
   Merck & Co., Inc.(a)..................................     9,796      314,843
   Pfizer, Inc...........................................    16,029      431,020
                                                                      ----------
                                                                         745,863
                                                                      ----------
  TOTAL HEALTHCARE ................................................      906,516
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP CORE SERIES
--------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
 INDUSTRIALS -- 19.2%
  AEROSPACE & DEFENSE -- 4.1%
   Honeywell International, Inc..........................    14,800   $  524,068
   United Technologies Corp..............................     2,666      275,531
                                                                      ----------
                                                                         799,599
                                                                      ----------
  BUILDING PRODUCTS-- 3.4%
   Lafarge North America, Inc............................     5,800      297,656
   The Valspar Corp......................................     7,300      365,073
                                                                      ----------
                                                                         662,729
                                                                      ----------
  ELECTRICAL EQUIPMENT -- 0.0%
   AVX Corp..............................................       300        3,780
                                                                      ----------
  INDUSTRIAL CONGLOMERATES -- 2.4%
   3M Co.................................................     5,600      459,592
                                                                      ----------
  MACHINERY -- 4.4%
   Briggs & Stratton Corp.(a)............................    11,300      469,854
   Harsco Corp...........................................     1,400       78,036
   Pitney Bowes, Inc.....................................     6,700      310,076
                                                                      ----------
                                                                         857,966
                                                                      ----------
  RAIL & ROAD -- 1.0%
   American Axle & Manufacturing
    Holding, Inc. .......................................     6,500      199,290
                                                                      ----------
  SERVICES - OFFICE/SUPPLIES -- 2.5%
   Avery Dennison Corp...................................     5,400      323,838
   MeadWestvaco Corp.....................................     4,700      159,283
                                                                      ----------
                                                                         483,121
                                                                      ----------
  TRANSPORT INFRASTRUCTURE -- 1.4%
   Norfolk Southern Corp.................................     7,700      278,663
                                                                      ----------
  TOTAL INDUSTRIALS ...............................................    3,744,740
                                                                      ----------
 INFORMATION TECHNOLOGY -- 13.7%
  COMMUNICATIONS EQUIPMENT -- 2.6%
   Motorola, Inc.........................................     7,586      130,479
   QUALCOMM, Inc.*.......................................       900       38,160
   Verizon Communications, Inc...........................     8,200      332,182
                                                                      ----------
                                                                         500,821
                                                                      ----------

                                                                        Value
                                                           Shares      (Note 2)
                                                           -------   -----------
  COMPUTERS & PERIPHERALS -- 2.1%
   Hewlett Packard Co..................................     19,525   $   409,439
                                                                     -----------
  IT SERVICES -- 1.2%
   Ask Jeeves, Inc.*(a)................................      8,800       235,400
                                                                     -----------
  SEMICONDUCTORS & SEMI EQUIPMENT -- 5.1%
   Freescale Semiconductor, Inc.*......................        837        15,367
   Intel Corp..........................................     22,617       529,012
   Microchip Technology, Inc...........................     15,800       421,228
   Micron Technology, Inc.*............................      4,000        49,400
                                                                     -----------
                                                                       1,015,007
                                                                     -----------
  SOFTWARE -- 2.7%
   Microsoft Corp......................................     16,597       443,306
   Symantec Corp.*.....................................      2,900        74,704
                                                                     -----------
                                                                         518,010
                                                                     -----------
  TOTAL INFORMATION TECHNOLOGY ...................................     2,678,677
                                                                     -----------
 TELECOMMUNICATION SERVICES -- 0.7%
  INTEGRATED TELECOM SERVICES -- 0.7%
   Sprint Corp.........................................      5,600       139,160
                                                                     -----------
  TOTAL TELECOMMUNICATION SERVICES ...............................       139,160
                                                                     -----------
  TOTAL COMMON STOCK
   (Cost $17,955,892) ............................................    18,993,513
                                                                     -----------
SHORT-TERM INVESTMENTS -- 2.7%
   BlackRock Liquidity Funds TempCash Portfolio --
    Institutional Series...............................    263,790       263,790
   BlackRock Liquidity Funds TempFund Portfolio --
    Institutional Series...............................    263,789       263,789
                                                                     -----------
  TOTAL SHORT-TERM INVESTMENTS
   (COST $527,579) ...............................................       527,579
                                                                     -----------
TOTAL INVESTMENTS -- 100.0%
 (Cost $18,483,471)*+(1)..........................................   $19,521,092
                                                                     ===========


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP CORE SERIES
--------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                            Principal     Value
                                                             Amount     (Note 2)
                                                            ---------   --------
SHORT-TERM INVESTMENTS
  HELD AS COLLATERAL FOR
  LOANED SECURITIES
 CERTIFICATES OF DEPOSIT
   CS First Boston, 2.36%, 01/24/05.....................     300,212    $300,212
                                                                        --------
  TOTAL CERTIFICATES OF DEPOSIT .....................................    300,212
                                                                        --------
 COMMERCIAL PAPER
   Citigroup, 2.30%, 01/10/05...........................     265,896     265,896
                                                                        --------
  TOTAL COMMERCIAL PAPER ............................................    265,896
                                                                        --------
 FLOATING RATE NOTES
   Natexis Banques Populaires, 2.30%,
    01/03/05 ...........................................     410,121     410,121
                                                                        --------
  TOTAL FLOATING RATE NOTES .........................................    410,121
                                                                        --------

                                                          Principal      Value
                                                           Amount      (Note 2)
                                                          ---------   ----------
 INSTITUTIONAL MONEY MARKET TRUST
   BlackRock Institutional Money
    Market Trust .....................................     485,900    $  485,900
                                                                      ----------
  TOTAL INSTITUTIONAL MONEY MARKET TRUST ..........................      485,900
                                                                      ----------
 TIME DEPOSIT
   Bank of America,
    1.50%, 01/03/05 ..................................      58,639        58,639
                                                                      ----------
  TOTAL TIME DEPOSIT ..............................................       58,639
                                                                      ----------
  TOTAL SHORT-TERM INVESTMENTS HELD AS
    COLLATERAL FOR LOANED SECURITIES
    (COST $1,520,768)(2)...........................................   $1,520,768
                                                                      ==========

ADR - American Depository Receipt.
*   Non-income producing security.
(a) Security partially or fully on loan (see Note 4).
+ The cost for Federal income tax purposes is $18,546,176. At December 31, 2004, net unrealized appreciation was $974,916. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $1,256,474 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $281,558.
(1) At December 31, 2004, the market value of securities on loan for the Small Cap Value Series was $1,467,856.
(2) The investments held as collateral on loaned securities represented 7.9% of the net assets of the Small Cap Value Series.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP VALUE SERIES
---------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
 (Showing Percentage of Total Investments)
================================================================================

                                                                        Value
                                                           Shares      (Note 2)
                                                           -------   -----------
COMMON STOCK -- 98.7%
 AEROSPACE & DEFENSE -- 6.8%
   Raytheon Co.........................................     66,500   $ 2,582,195
   The Boeing Co.......................................     45,100     2,334,827
                                                                     -----------
  TOTAL AEROSPACE & DEFENSE ......................................     4,917,022
                                                                     -----------
 COMPUTER SERVICES -- 3.5%
   Microsoft Corp......................................     94,800     2,532,108
                                                                     -----------
  TOTAL COMPUTER SERVICES ........................................     2,532,108
                                                                     -----------
 ELECTRIC, GAS, WATER, & UTILITIES -- 2.8%
   PPL Corp............................................     38,200     2,035,296
                                                                     -----------
  TOTAL ELECTRIC, GAS, WATER, & UTILITIES ........................     2,035,296
                                                                     -----------
 ENTERTAINMENT & LEISURE -- 4.0%
   The Walt Disney Co..................................    102,500     2,849,500
                                                                     -----------
  TOTAL ENTERTAINMENT & LEISURE ..................................     2,849,500
                                                                     -----------
 FINANCE & INSURANCE -- 29.0%
  FINANCIAL SERVICES -- 6.2%
   Citigroup, Inc......................................     42,700     2,057,286
   U.S. Bancorp........................................     76,900     2,408,508
                                                                     -----------
                                                                       4,465,794
                                                                     -----------
  INSURANCE CARRIERS -- 14.7%
   Ambac Financial Group, Inc..........................     26,000     2,135,380
   American International Group, Inc...................     42,050     2,761,424
   Chubb Corp.(a)......................................     23,000     1,768,700
   Everest Re Group, Ltd...............................     22,300     1,997,188
   Lincoln National Corp...............................     39,400     1,839,192
                                                                     -----------
                                                                      10,501,884
                                                                     -----------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 4.9%
   Mellon Financial Corp...............................     54,300     1,689,273
   Washington Mutual, Inc.(a)..........................     43,400     1,834,952
                                                                     -----------
                                                                       3,524,225
                                                                     -----------
  SECURITY & COMMODITY BROKERS, DEALERS, & SERVICES -- 3.2%
   Morgan Stanley......................................     42,000     2,331,840
                                                                     -----------
  TOTAL FINANCE & INSURANCE ......................................    20,823,743
                                                                     -----------
 HEALTHCARE -- 1.8%
   WellPoint, Inc.*....................................     11,000     1,265,000
                                                                     -----------
  TOTAL HEALTHCARE ...............................................     1,265,000
                                                                     -----------
 MANUFACTURING -- 22.4%
  CHEMICAL & ALLIED PRODUCTS -- 3.1%
   Dow Chemical Co.....................................     44,500     2,203,195
                                                                     -----------

                                                                       Value
                                                           Shares     (Note 2)
                                                          -------    -----------
COMPUTERS & OFFICE EQUIPMENT -- 5.9%
   Hewlett-Packard Co. ...................                97,100    $ 2,036,187
   International Business Machines Corp. .                22,100      2,178,618
                                                                    -----------
                                                                      4,214,805
                                                                    -----------
DIVERSIFIED MANUFACTURING INDUSTRIES -- 3.8%
   Tyco International, Ltd.(a) ...........                77,000      2,751,980
                                                                    -----------
MISC. ELECTRICAL MACHINERY, EQUIPMENT, & SUPPLIES -- 6.8%
   Emerson Electric Co.(a) ...............                38,700      2,712,870
   General Electric Co. ..................                59,600      2,175,400
                                                                    -----------
                                                                      4,888,270
                                                                    -----------
PHARMACEUTICAL PREPARATIONS -- 2.8%
   Abbott Laboratories ...................                43,200      2,015,280
                                                                    -----------
  TOTAL MANUFACTURING...........................................     16,073,530
                                                                    -----------
OIL & GAS -- 10.2%
   ChevronTexaco Corp. ...................                37,600      1,974,376
   Exxon Mobil Corp. .....................                48,500      2,486,110
   Halliburton Co. .......................                73,900      2,899,836
                                                                    -----------
  TOTAL OIL & GAS...............................................      7,360,322
                                                                    -----------
SERVICES -- 2.9%
 BUSINESS SERVICES -- 2.9%
   Automatic Data Processing, Inc. .......                47,100      2,088,885
                                                                    -----------
  TOTAL SERVICES................................................      2,088,885
                                                                    -----------
TRANSPORTATION -- 2.7%
   Norfolk Southern Corp. ................                54,200      1,961,498
                                                                    -----------
  TOTAL TRANSPORTATION..........................................      1,961,498
                                                                    -----------
WHOLESALE & RETAIL TRADE -- 12.6%
 RETAIL BUILDING MATERIALS -- 3.4%
   Home Depot, Inc.(a) ...................                57,200      2,444,728
                                                                    -----------
RETAIL DEPARTMENT STORES -- 5.6%
   Kohl's Corp.*(a) ......................                47,800      2,350,326
   Target Corp.(a) .......................                31,100      1,615,023
                                                                    -----------
                                                                      3,965,349
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP VALUE SERIES
---------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
 (Showing Percentage of Total Investments)
================================================================================

                                                                        Value
                                                           Shares      (Note 2)
                                                           -------   -----------
 WHOLESALE -- MACHINERY EQUIPMENT -- 3.6%
   W.W. Grainger, Inc..................................     39,200   $ 2,611,504
                                                                     -----------
  TOTAL WHOLESALE & RETAIL TRADE .................................     9,021,581
                                                                     -----------
  TOTAL COMMON STOCK
   (Cost $52,941,206) ............................................    70,928,485
                                                                     -----------
SHORT-TERM INVESTMENTS -- 1.3%
   BlackRock Liquidity Funds
    TempCash Portfolio --
    Institutional Series...............................    449,590       449,590
   BlackRock Liquidity Funds
    TempFund Portfolio --
    Institutional Series...............................    449,590       449,590
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS
 (COST $899,180) .................................................       899,180
                                                                     -----------
TOTAL INVESTMENTS -- 100.0%
 (COST $53,840,386)+ .............................................   $71,827,665
                                                                     ===========


                                                          Principal      Value
                                                           Amount      (Note 2)
                                                           --------   ----------
SHORT-TERM INVESTMENTS
 HELD AS COLLATERAL FOR
 LOANED SECURITIES
 CERTIFICATES OF DEPOSIT
   CS First Boston, 2.36%,
    01/24/05..........................................      424,760   $  424,760
   SE Banken,
    2.35%, 01/28/05...................................      226,055      226,055
                                                                      ----------
  TOTAL CERTIFICATES OF DEPOSIT ...................................      650,815
                                                                      ----------
 FLOATING RATE NOTES
   Goldman Sachs,
    2.33%, 01/03/05...................................       55,707       55,707
   Morgan Stanley,
    2.33%, 01/03/05...................................    1,072,178    1,072,177
   Natexis Banques Populaireas,
    2.30%, 01/03/05...................................    1,664,913    1,664,913
   Sedna Finance Corp.,
    2.37%, 01/14/05...................................    2,278,204    2,278,204
                                                                      ----------
  TOTAL FLOATING RATE NOTES .......................................    5,071,001
                                                                      ----------
 MASTER NOTE
   Merrill Lynch & Co., Inc.,
    2.38%, 01/03/05...................................      228,763      228,763
                                                                      ----------
  TOTAL MASTER NOTE ...............................................      228,763
                                                                      ----------
 TIME DEPOSIT
   Bank of America,
    1.50%, 01/03/05...................................      413,463      413,463
                                                                      ----------
  TOTAL TIME DEPOSIT ..............................................      413,463
                                                                      ----------
  TOTAL SHORT-TERM INVESTMENTS HELD AS
   COLLATERAL FOR LOANED SECURITIES
   (COST $6,364,042)2 .............................................   $6,364,042
                                                                      ==========

---------------
*   Non-income producing security.
(a) Security partially or fully on loan (see Note 4).
+ The cost for Federal income tax purposes is $53,887,703. At December 31, 2004, net unrealized appreciation was $17,939,962. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $18,178,123 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $238,161.
(1) At December 31, 2004, the market value of securities on loan for Small Cap Value Series was $6,208,755.
(2) The investments held as collateral on loaned securities represents 8.9% of the net assets of the Small Cap Value Series.


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP GROWTH SERIES
----------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
 (Showing Percentage of Total Investments)
================================================================================

                                                                        Value
                                                           Shares      (Note 2)
                                                           -------   -----------
COMMON STOCK -- 95.1%
 CONSUMER DISCRETIONARY -- 13.5%
  BROADCASTING & CABLE -- 2.6%
   Entravision Communications
    Corp. -- Class A* .................................    194,875   $ 1,627,206
   Radio One, Inc. -- Class D*.........................    144,950     2,336,593
                                                                     -----------
                                                                       3,963,799
                                                                     -----------

  DISTRIBUTORS -- 1.4%
   Interline Brands, Inc.*.............................     34,420       605,448
   Wesco International, Inc.*..........................     53,915     1,598,041
                                                                     -----------
                                                                       2,203,489
                                                                     -----------
  HOMEBUILDING -- 2.6%
   Champion Enterprises, Inc.*.........................    143,195     1,692,565
   Standard Pacific Corp...............................     35,580     2,282,100
                                                                     -----------
                                                                       3,974,665
                                                                     -----------
  HOTELS, RESTAURANTS, & LEISURE -- 0.7%
   Ruby Tuesday, Inc...................................     39,695     1,035,246
                                                                     -----------
  HOUSEHOLD DURABLES -- 0.8%
   Tempur-Pedic International, Inc.*...................     58,595     1,242,214
                                                                     -----------
  LEISURE EQUIPMENT & PRODUCTS -- 1.5%
   Leapfrog Enterprises, Inc.*.........................     80,840     1,099,424
   The Nautilus Group, Inc.............................     52,435     1,267,354
                                                                     -----------
                                                                       2,366,778
                                                                     -----------
  RETAIL APPAREL -- 2.4%
   Hot Topic, Inc.*....................................     91,130     1,566,525
   The Finish Line, Inc. -- Class A....................    111,990     2,049,417
                                                                     -----------
                                                                       3,615,942
                                                                     -----------
  SPECIALTY RETAIL -- 1.5%
   Blue Nile, Inc.*....................................     43,180     1,192,632
   O'Reilly Automotive, Inc.*..........................     24,235     1,091,787
                                                                     -----------
                                                                       2,284,419
                                                                     -----------
  TOTAL CONSUMER DISCRETIONARY ...................................    20,686,552
                                                                     -----------
 CONSUMER STAPLES -- 1.0%
  PERSONAL PRODUCTS -- 1.0%
   USANA Health Sciences, Inc.*........................     43,555     1,489,581
                                                                     -----------
  TOTAL CONSUMER STAPLES .........................................     1,489,581
                                                                     -----------


                                                                         Value
                                                            Shares     (Note 2)
                                                            -------   ----------
 ENERGY -- 3.8%
  OIL & GAS DRILLING -- 1.6%
   Unit Corp.*..........................................     64,795   $2,475,818
                                                                      ----------
  OIL & GAS EQUIPMENT/SERVICES -- 1.5%
   Tidewater, Inc.......................................     63,335    2,255,359
                                                                      ----------
  OIL & GAS EXPLORATION/PRODUCTION -- 0.7%
   Range Resources Corp.................................     54,570    1,116,502
                                                                      ----------
  TOTAL ENERGY ....................................................    5,847,679
                                                                      ----------

 FINANCIALS -- 5.1%
  ASSET MANAGEMENT -- 1.2%
   Affiliated Managers Group, Inc.*.....................     26,845    1,818,480
                                                                      ----------
  INSURANCE -- MULTI-LINE -- 1.3%
   Direct General Corp..................................     61,875    1,986,188
                                                                      ----------
  INSURANCE -- PROPERTY/CASUALTY -- 1.4%
   Philadelphia Consolidated
    Holding Corp.* .....................................     33,155    2,192,871
                                                                      ----------
  THRIFTS & MORTGAGE FINANCING -- 1.2%
   Sterling Financial Corp.*............................     47,245    1,854,839
                                                                      ----------
  TOTAL FINANCIALS ................................................    7,852,378
                                                                      ----------
 HEALTHCARE -- 18.7%
  BIOTECHNOLOGY -- 3.6%
   Alkermes, Inc.*......................................     74,010    1,042,801
   Digene Corp.*........................................     51,540    1,347,771
   ID Biomedical Corp.*.................................     59,030      878,957
   Neurocrine Biosciences, Inc.*........................     34,610    1,706,273
   Vaxgen, Inc.*........................................     29,950      509,150
                                                                      ----------
                                                                       5,484,952
                                                                      ----------
  HEALTH CARE EQUIPMENT & SUPPLIES -- 3.7%
   Advanced Neuromodulation
    Systems, Inc.* .....................................     45,145    1,781,422
   Animas, Corp.*.......................................     62,330      974,218
   Arthrocare Corp.*....................................     59,730    1,914,944
   SonoSite, Inc.*......................................     30,410    1,032,420
                                                                      ----------
                                                                       5,703,004
                                                                      ----------
  HEALTH CARE PROVIDERS & SERVICE -- 3.1%
   Amedisys, Inc.*......................................    101,055    3,273,170
   ICON PLC - ADR*......................................     38,060    1,471,019
                                                                      ----------
                                                                       4,744,189
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP GROWTH SERIES
----------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                        Value
                                                           Shares      (Note 2)
                                                           -------   -----------
  HEALTHCARE -- DISTRIBUTORS -- 1.4%
   Henry Schein, Inc.*.................................     31,200   $ 2,172,768
                                                                     -----------
  HEALTHCARE -- FACILITY -- 4.6%
   Symbion, Inc.*......................................    108,900     2,404,512
   TLC Vision Corp.*...................................    214,205     2,234,158
   United Surgical Partners
    International, Inc.* ..............................     57,745     2,407,966
                                                                     -----------
                                                                       7,046,636
                                                                     -----------
  PHARMACEUTICALS -- 2.3%
   Flamel Technologies S.A. --
    ADR* ..............................................     83,575     1,628,877
   Pain Therapeutics, Inc.*............................     36,708       264,665
   Vicuron Pharmaceuticals, Inc.*......................     90,785     1,580,567
                                                                     -----------
                                                                       3,474,109
                                                                     -----------
  TOTAL HEALTHCARE ...............................................    28,625,658
                                                                     -----------
 INDUSTRIALS -- 20.7%
  COMMERCIAL SERVICES & SUPPLIES -- 4.7%
   Corrections Corp. of America*.......................     39,300     1,589,685
   Laureate Education, Inc.*...........................     73,520     3,241,496
   Navigant Consulting, Inc.*..........................     39,105     1,040,193
   The Corporate Executive Board
    Co. ...............................................     20,900     1,399,046
                                                                     -----------
                                                                       7,270,420
                                                                     -----------
  CONSTRUCTION & ENGINEERING -- 1.5%
   Perini Corp.*.......................................    136,395     2,276,433
                                                                     -----------
  ELECTRICAL COMPONENTS -- 1.1%
   Intermagnetics General Corp.*.......................     68,500     1,740,585
                                                                     -----------
  ELECTRICAL EQUIPMENT -- 1.6%
   BEI Technologies, Inc...............................     37,090     1,145,339
   OSI Systems, Inc.*..................................     56,235     1,277,097
                                                                     -----------
                                                                       2,422,436
                                                                     -----------
  INDUSTRIAL GASES -- 0.9%
   Airgas, Inc.........................................     51,790     1,372,953
                                                                     -----------
  MACHINERY -- 5.7%
   Briggs & Stratton Corp..............................     58,270     2,422,867
   CLARCOR, Inc........................................     45,625     2,498,880
   IDEX Corp.                                               41,880     1,696,140
   Oshkosh Truck Corp..................................     30,220     2,066,444
                                                                     -----------
                                                                       8,684,331
                                                                     -----------

                                                                        Value
                                                           Shares      (Note 2)
                                                           -------   -----------
  MARINE -- 0.7%
   Tsakos Energy Navigation, Ltd.                           27,870   $   997,467
                                                                     -----------
  SERVICES -- DIVERSIFIED/COMMERCIAL -- 0.5%
   Sotheby's Holdings, Inc. --
    Class A* ..........................................     44,535       808,756
                                                                     -----------
  SERVICES -- OFFICE/SUPPLIES -- 0.5%
   Peoplesupport, Inc.*................................     82,520       838,403
                                                                     -----------
  TRUCKING -- 3.5%
   Overnite Corp.......................................     52,265     1,946,349
   Sirva, Inc.*........................................     76,925     1,478,499
   Werner Enterprises, Inc.............................     84,245     1,907,307
                                                                     -----------
                                                                       5,332,155
                                                                     -----------
  TOTAL INDUSTRIALS ..............................................    31,743,939
                                                                     -----------
 TECHNOLOGY -- 30.6%
  APPLICATION SOFTWARE -- 9.1%
   Kronos, Inc.*.......................................     43,715     2,235,148
   Manhattan Associates, Inc.*.........................    109,650     2,618,442
   Mentor Graphics Corp.*..............................    202,360     3,094,083
   Quest Software, Inc.*...............................     69,045     1,101,268
   Seachange International, Inc.*......................     95,530     1,666,043
   Serena Software, Inc.*..............................     75,510     1,634,036
   Witness Systems, Inc.*..............................     93,795     1,637,661
                                                                     -----------
                                                                      13,986,681
                                                                     -----------
  COMMUNICATIONS EQUIPMENT -- 3.4%
   Finisar Corp.*......................................    520,200     1,186,056
   Harmonic, Inc.*.....................................    257,585     2,148,259
   MRV Communications, Inc.*...........................    195,385       717,063
   Superior Essex, Inc.*...............................     57,820     1,086,727
                                                                     -----------
                                                                       5,138,105
                                                                     -----------
  COMPUTERS & PERIPHERALS -- 2.1%
   Applied Films Corp.*................................     75,520     1,628,211
   Dot Hill Systems Corp.*.............................    200,460     1,571,606
                                                                     -----------
                                                                       3,199,817
                                                                     -----------
  ELECTRONIC MANUFACTURING SERVICES -- 0.9%
   Radisys Corp.*......................................     73,335     1,433,699
                                                                     -----------
  INTERNET SOFTWARE & SERVICES -- 4.8%
   Digitas, Inc.*......................................    157,515     1,504,268
   FindWhat.com*.......................................     56,445     1,000,770
   Niku Corp.*.........................................     90,603     1,826,556
   RADWARE, Ltd.*......................................    114,320     2,987,182
                                                                     -----------
                                                                       7,318,776
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP GROWTH SERIES
----------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================

                                                                        Value
                                                          Shares      (Note 2)
                                                          -------   ------------
  SEMICONDUCTORS & SEMI EQUIPMENT -- 4.4%
   Credence Systems Corp.*............................    156,300   $  1,430,145
   Microtune, Inc.*...................................    152,400        931,164
   Sigmatel, Inc.*....................................     73,535      2,612,699
   Ultratech, Inc.*...................................     92,670      1,746,830
                                                                    ------------
                                                                       6,720,838
                                                                    ------------
  SERVICES -- DATA PROCESSING -- 3.6%
   Alliance Data Systems Corp.*.......................     53,420      2,536,382
   Euronet Worldwide, Inc.*...........................     54,655      1,422,123
   Global Payments, Inc...............................     27,870      1,631,510
                                                                    ------------
                                                                       5,590,015
                                                                    ------------
  SYSTEMS SOFTWARE -- 2.3%
   Macrovision Corp.*.................................     54,410      1,399,425
   MicroStrategy, Inc. - Class A*.....................     36,110      2,175,628
                                                                    ------------
                                                                       3,575,053
                                                                    ------------
  TOTAL TECHNOLOGY ..............................................     46,962,984
                                                                    ------------
 TELECOMMUNICATION SERVICES -- 1.7%
  INTEGRATED TELECOM SERVICES -- 1.7%
   Premiere Global Services, Inc.*....................    238,330      2,552,514
                                                                    ------------
  TOTAL TELECOMMUNICATION SERVICES ..............................      2,552,514
                                                                    ------------
  TOTAL COMMON STOCK
   (COST $129,737,008) ..........................................    145,761,285
                                                                    ------------

                                                                        Value
                                                         Shares       (Note 2)
                                                        ---------   ------------
SHORT-TERM INVESTMENTS -- 4.9%
 BlackRock Liquidity Funds
  TempCash Portfolio --
  Institutional Series .............................    3,780,618   $  3,780,618
 BlackRock Liquidity Funds
  TempFund Portfolio --
  Institutional Series .............................    3,780,618      3,780,618
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $7,561,236) ..............................................      7,561,236
                                                                    ------------
TOTAL INVESTMENTS -- 100.0%
 (COST $137,298,244)+ -- 100.0% .................................   $153,322,521
                                                                    ============

---------------
ADR -- American Depository Receipt.
*  Non-income producing security.
+ The cost for Federal income tax purposes is $138,288,451. At December 31, 2004, net unrealized appreciation was $15,034,070. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $16,909,806 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $1,875,736.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP VALUE SERIES
---------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
 (Showing Percentage of Total Investments)
================================================================================

                                                                        Market
                                                           Shares       Value
                                                           -------   -----------
COMMON STOCK -- 97.5%
 AEROSPACE -- 1.1%
   DRS Technologies, Inc.*.............................    200,500   $ 8,563,355
                                                                     -----------
  TOTAL AEROSPACE                                                      8,563,355
                                                                     -----------
 COMMUNICATION & Broadcasting -- 3.6%
  TELECOMMUNICATIONS -- 3.6%
   Emmis Communications Corp. -- Class A*..............    551,500    10,583,285
   Journal Communications, Inc. -- Class A.............    989,500    17,880,265
                                                                     -----------
  TOTAL COMMUNICATIONS & Broadcasting                                 28,463,550
                                                                     -----------
 COMPUTER SERVICES -- 5.1%
   Insight Enterprises, Inc.*..........................    875,450    17,964,234
   Macromedia, Inc.*(a)................................    258,600     8,047,632
   Transaction Systems Architects, Inc.*...............    737,400    14,637,390
                                                                     -----------
  TOTAL COMPUTER SERVICES                                             40,649,256
                                                                     -----------
 CONSUMER DISCRETIONARY -- 3.0%
  CASINO & GAMING -- 2.0%
   Isle of Capri Casinos, Inc.*........................    476,350    12,218,377
   Pinnacle Entertainment, Inc.*.......................    178,950     3,539,631
                                                                     -----------
                                                                      15,758,008
                                                                     -----------
  CONSUMER ELECTRONICS -- 1.0%
   Take-Two Interactive Software, Inc.*(a).............    219,650     7,641,624
                                                                     -----------
  TOTAL COMPUTER DISCRETIONARY                                        23,399,632
                                                                     -----------
 ELECTRIC, GAS, WATER, & Utilities -- 2.8%
   El Paso Electric Co.*...............................    547,300    10,365,862
   Southern Union Co.*.................................    506,000    12,133,880
                                                                     -----------
  TOTAL ELECTRIC, GAS, WATER & UTILITIES                              22,499,742
                                                                     -----------
 ENTERTAINMENT & Leisure -- 1.6%
   Intrawest Corp.(a)..................................    550,600    12,658,294
                                                                     -----------
  TOTAL ENTERTAINMENT & LEISURE ..................................    12,658,294
                                                                     -----------
 FINANCE & Insurance -- 11.8%
  INSURANCE CARRIERS -- 4.6%
   AmerUs Group Co.(a).................................    276,400    12,520,920
   First American Corp.................................    474,200    16,663,388
   Midland Co..........................................    229,600     7,179,592
                                                                     -----------
                                                                      36,363,900
                                                                     -----------
  SAVINGS, CREDIT, & Other Financial Institutions -- 6.9%
   BankUnited Financial Corp.*.........................    363,500    11,613,825
   Capital Corp. of The West*..........................      4,800       225,605
   Cardinal Financial Corp.*...........................    308,500     3,439,775
   Cullen/Frost Bankers, Inc...........................    135,800     6,599,880

                                                                        Market
                                                           Shares       Value
                                                           -------   -----------
   First Midwest Bancorp, Inc..........................    236,500   $ 8,582,585
   Glacier Bancorp, Inc................................    124,325     4,232,023
   KNBT Bancorp, Inc...................................    472,100     7,978,490
   Main Street Banks, Inc.*............................    135,800     4,743,494
   The Bancorp, Inc.*..................................    421,975     6,751,600
                                                                     -----------
                                                                      54,167,277
                                                                     -----------
  STATE & NATIONAL BANKS -- 0.3%
   Pacific Mercantile Bancorp*.........................    149,006     2,604,625
                                                                     -----------
  Total Finance & Insurance                                           93,135,802
                                                                     -----------
 HEALTHCARE -- 2.4%
   Apria Healthcare Group, Inc.*(a)....................    576,600    18,998,970
                                                                     -----------
  Total Healthcare                                                    18,998,970
                                                                     -----------
 MANUFACTURING --  27.9%
  AUTO PARTS & EQUIPMENT -- 3.3%
   Sauer-Danfoss, Inc..................................    195,450     4,262,765
   Tenneco Automotive, Inc.*...........................    775,600    13,371,344
   Wabash National Corp.*..............................    316,700     8,528,731
                                                                     -----------
                                                                      26,162,840
                                                                     -----------
  AUTOMOBILE MANUFACTURERS -- 2.0%
   Oshkosh Truck Corp.(a)..............................    230,300    15,747,914
                                                                     -----------
  CHEMICAL & ALLIED PRODUCTS -- 3.9%
   Airgas, Inc.........................................    603,450    15,997,460
   Compass Minerals International, Inc.................    616,300    14,932,949
                                                                     -----------
                                                                      30,930,409
                                                                     -----------
  CONTAINERS & PACKAGING -- 1.3%
   Greif, Inc. - Class A...............................    179,600    10,057,600
                                                                     -----------
  DIVERSIFIED MANUFACTURING INDUSTRIES -- 0.0%
   Mascotech, Inc. Escrow*.............................     49,600             0
                                                                     -----------
  ELECTRICAL EQUIPMENT -- 1.4%
   EMCOR Group, Inc.*..................................    243,000    10,978,740
                                                                     -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 3.8%
   AGL Resources, Inc.*................................    417,800    13,887,672
   Itron, Inc.*(a).....................................    676,400    16,172,724
                                                                     -----------
                                                                      30,060,396
                                                                     -----------
  MACHINE TOOLS -- 1.6%
   Snap-On, Inc.(a)....................................    360,700    12,393,652
                                                                     -----------
  MACHINERY & HEAVY EQUIPMENT -- 2.1%
   Terex Corp.*(a).....................................    354,400    16,887,160
                                                                     -----------
  MANUFACTURED HOMES -- 1.0%
   Winnebago Industries, Inc...........................    204,000     7,968,240
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP VALUE SERIES
---------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                       Market
                                                         Shares         Value
                                                        ---------   ------------
  METAL PRODUCTS -- 2.7%
   Quanex Corp......................................      312,000   $ 21,393,839
                                                                    ------------
  MISC. INDUSTRIAL MACHINERY & EQUIPMENT -- 4.8%
   Briggs & Stratton Corp.(a).......................      196,800      8,182,944
   Kaydon Corp......................................      610,700     20,165,313
   Thomas Industries, Inc...........................      270,200     10,786,384
                                                                    ------------
                                                                      39,134,641
                                                                    ------------
  Total Manufacturing                                                221,715,431
                                                                    ------------
 OIL & Gas -- 2.5%
  DRILLING OIL & GAS WELLS -- 2.5%
   Pride International, Inc.*(a)....................      540,700     11,105,978
   Range Resources Corp.............................      411,500      8,419,290
                                                                    ------------
  Total Oil & Gas                                                     19,525,268
                                                                    ------------
 REAL ESTATE INVESTMENT TRUSTS -- 3.9%
   Government Properties Trust, Inc.................      740,000      7,296,400
   Highland Hospitality Corp.*......................    1,143,400     12,851,816
   Ventas, Inc......................................      381,600     10,459,656
                                                                    ------------
  Total Real Estate Investment Trusts                                 30,607,872
                                                                    ------------
 SERVICES -- 13.7%
  BUSINESS SERVICES -- 6.4%
   BISYS Group, Inc.*...............................      398,300      6,552,035
   Forrester Research, Inc.*........................      596,100     10,694,034
   G & K Services, Inc..............................      367,000     15,935,139
   infoUSA, Inc.*...................................      584,900      6,545,031
   Watson Wyatt & Co. Holdings......................      415,700     11,203,115
                                                                    ------------
                                                                      50,929,354
                                                                    ------------
  COMMERCIAL SERVICES -- 5.4%
   Commercial Vehicle Group, Inc.*..................      576,600     12,587,178
   Interactive Data Corp.*..........................      376,500      8,185,110
   NDCHealth Corp...................................      562,000     10,447,580
   Teletech Holdings, Inc.*.........................    1,191,450     11,545,151
                                                                    ------------
                                                                      42,765,019
                                                                    ------------
  SANITARY SERVICES -- 1.9%
   Casella Waste Systems, Inc.*.....................    1,007,093     14,743,842
                                                                    ------------
  Total Services                                                     108,438,215
                                                                    ------------
 TECHNOLOGY -- 3.2%
   Electro Scientific Industries, Inc.*.............      518,800     10,251,488
   SkillSoft PLC, ADR*..............................    2,654,500     14,997,925
                                                                    ------------
  Total Technology                                                    25,249,413
                                                                    ------------

                                                                       Market
                                                         Shares         Value
                                                        ---------   ------------
 TRANSPORTATION -- 2.8%
  AIRLINES -- 0.6%
   Skywest, Inc.....................................      237,300   $  4,760,238
                                                                    ------------
  RAILROADS -- 2.2%
   RailAmerica, Inc.*...............................    1,347,400     17,583,570
                                                                    ------------
  Total Transportation                                                22,343,808
                                                                    ------------
 WHOLESALE & Retail Trade -- 12.1%
  BUSINESS EQUIPMENT & SERVICES -- 1.0%
   United Stationers, Inc.*(a)......................      167,100      7,720,020
                                                                    ------------
  RETAIL -- AUTOMOBILES -- 1.4%
   United Auto Group, Inc.*.........................      367,550     10,875,805
                                                                    ------------
  RETAIL APPAREL & ACCESSORY STORES -- 2.9%
   J. Jill Group, Inc.*.............................      568,700      8,467,943
   Too, Inc.*.......................................      604,200     14,778,732
                                                                    ------------
                                                                      23,246,675
                                                                    ------------
  RETAIL BUILDING MATERIALS -- 0.6%
   Interline Brands, Inc.*..........................      253,500      4,459,065
                                                                    ------------
  RETAIL EATING & DRINKING PLACES -- 3.0%
   Dave & Buster's, Inc.*...........................      413,900      8,360,780
   Ruby Tuesday, Inc.(a)............................      576,400     15,032,512
                                                                    ------------
                                                                      23,393,292
                                                                    ------------
  SPECIALTY RETAIL STORES -- 3.2%
   Central Garden & Pet Co.*........................      287,500     12,000,250
   School Specialty, Inc.*..........................      354,400     13,665,664
                                                                    ------------
                                                                      25,665,914
                                                                    ------------
  Total Wholesale and Retail Trade                                    95,360,771
                                                                    ------------
  TOTAL COMMON STOCK
   COST $600,569,685 ............................................    771,609,379
                                                                    ------------
SHORT-TERM INVESTMENTS -- 1.9%
   BlackRock Liquidity Funds TempCash Portfolio --
    Institutional Series............................    7,382,273      7,382,273
   BlackRock Liquidity Funds TempFund Portfolio --
    Institutional Series............................    7,382,272      7,382,272
                                                                    ------------
  TOTAL SHORT-TERM INVESTMENTS
   COST $14,764,545 .............................................     14,764,545
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP VALUE SERIES
---------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                       Principal       Market
                                                         Amount         Value
                                                       ----------   ------------
U.S. TREASURY OBLIGATIONS -- 0.6%
   U.S. Treasury Bills, 2.05%,
    01/06/05.......................................    $3,000,000   $  2,999,146
   U.S. Treasury Bills, 1.96%,
    01/13/05.......................................     2,000,000      1,998,693
                                                                    ------------
  TOTAL U.S. TREASURY OBLIGATIONS
   COST $4,997,839 ..............................................      4,997,839
                                                                    ------------
  TOTAL INVESTMENTS -- 100.0%
   COST $620,332,069+(1).........................................   $791,371,763
                                                                    ============
SHORT-TERM INVESTMENTS
  HELD AS COLLATERAL FOR
  LOANED SECURITIES
                                                                        Value
                                                                       Note 2
                                                                       ------
 CERTIFICATES OF DEPOSIT
   CIBC Yankee.....................................       211,903        211,903
                                                                    ------------
  TOTAL CERTIFICATES OF DEPOSIT .................................        211,903
                                                                    ------------
 FLOATING RATE NOTES
   Forenigs Sparbanken, 2.36%,
    01/18/05 ......................................       210,444        210,445
                                                                    ------------
  TOTAL FLOATING RATE NOTES .....................................        210,445
                                                                    ------------

                                                        Principal/      Market
                                                          Shares
                                                          ------        Note 2
                                                                     -----------
 INSTITUTIONAL MONEY MARKET TRUST
   BlackRock Institutional Money
     Market Trust ..................................    69,203,676   $69,203,676
                                                                     -----------
  TOTAL INSTITUTIONAL MONEY MARKET TRUST .........................    69,203,676
                                                                     -----------
 TIME DEPOSIT
   Bank of America, 1.50%,
    01/03/05 .......................................        17,252        17,252
                                                                     -----------
  TOTAL TIME DEPOSIT .............................................        17,252
                                                                     -----------
  TOTAL SHORT-TERM INVESTMENTS
   HELD AS COLLATERAL FOR
   LOANED SECURITIES
   Cost $69,643,276(2)............................................   $69,643,276
                                                                     ===========

--------------
ADR -- American Depository Receipt.
*   Non-income producing security.
(a) Security partially or fully on loan see Note 4.
+ The cost for Federal income tax purposes is $622,473,634. At December 31, 2004, net unrealized appreciation was $168,898,129. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $174,555,741 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $5,657,612.
(1) At December 31, 2004, the market value of securities on loan for the Small Cap Value Series was $67,050,632.
(2) The investments held as collateral for loaned securities represented 8.7% of the net assets of the Small Cap Value Series.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
--------------------------------------
 FINANCIAL STATEMENTS
================================================================================


STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)

                                                           WT Large Cap    Large Cap      Large Cap      Small Cap       Small Cap
                                                              Growth          Core          Value          Growth          Value
                                                              Series         Series         Series         Series         Series
                                                           ------------   -----------    -----------    ------------   ------------
ASSETS:
Investment in securities, at value*....................    $44,224,569    $19,521,092    $71,827,665    $153,322,521   $791,371,763
Securities lending collateral..........................             --      1,520,768      6,364,042              --     69,643,276
Receivable for contributions...........................             --         85,250             --          30,000      4,997,675
Receivable for investments sold........................             --        212,904             --          68,109      3,717,880
Dividends and interest receivable......................         47,496         19,396        139,431          30,442        798,754
                                                           -----------    -----------    -----------    ------------   ------------
Total assets...........................................     44,272,065     21,359,410     78,331,138     153,451,072    870,529,348
                                                           -----------    -----------    -----------    ------------   ------------
LIABILITIES:
Obligation to return securities lending collateral.....             --      1,520,768      6,364,042              --     69,643,276
Payable for withdrawals................................        223,465         39,610         27,231         139,305        447,557
Payable for investments purchased......................             --        567,224             --       1,280,581        439,535
Accrued advisory fee...................................         20,819          7,491         33,303         101,062        498,337
Other accrued expenses.................................         19,170         14,461         24,291          39,923        121,263
                                                           -----------    -----------    -----------    ------------   ------------
Total liabilities......................................        263,454      2,149,554      6,448,867       1,560,871     71,149,968
                                                           -----------    -----------    -----------    ------------   ------------
NET ASSETS.............................................    $44,008,611    $19,209,856    $71,882,271    $151,890,201   $799,379,380
                                                           ===========    ===========    ===========    ============   ============
------------
* Investments at cost..................................    $44,202,694    $18,483,471    $53,840,386    $137,298,244   $620,332,069




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
--------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2004 (Unaudited)

                                                              WT Large Cap    Large Cap      Large Cap     Small Cap     Small Cap
                                                                 Growth          Core          Value        Growth         Value
                                                                 Series         Series        Series        Series         Series
                                                              ------------   -----------    ----------    -----------   -----------
INVESTMENT INCOME:
 Dividends................................................    $   369,445    $   386,325    $  820,314    $    84,028   $ 2,781,281
 Interest.................................................          5,820          5,926        11,277         49,024       198,336
 Securities lending.......................................             --          1,058         3,235             --        32,808
 Foreign tax withheld.....................................         (1,615)            --            --             --        (5,498)
                                                              -----------    -----------    ----------    -----------   -----------
   Total investment income................................        373,650        393,309       834,826        133,052     3,006,927
                                                              -----------    -----------    ----------    -----------   -----------
EXPENSES:
 Advisory fees............................................        125,744        131,045       185,911        498,900     2,590,208
 Administration and accounting fees.......................         19,497         16,772        28,699         42,144       292,212
 Custody fees.............................................          9,303          8,508         8,328         23,233        61,761
 Compliance services......................................            778            393         1,178          1,802        12,327
 Trustees' fees...........................................          2,318          2,365         2,270          2,596         2,665
 Professional fees........................................         13,430         12,007        17,825         15,694        74,471
 Other....................................................          5,351          5,491         5,098          5,918         6,332
                                                              -----------    -----------    ----------    -----------   -----------
   Total expenses before fee waivers......................        176,421        176,581       249,309        590,287     3,039,976
   Fees waived............................................             --        (26,858)           --             --            --
                                                              -----------    -----------    ----------    -----------   -----------
    Total expenses, net...................................        176,421        149,723       249,309        590,287     3,039,976
                                                              -----------    -----------    ----------    -----------   -----------
 Net investment income (loss).............................        197,229        243,586       585,517       (457,235)      (33,049)
                                                              -----------    -----------    ----------    -----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
 Net realized gain (loss) on investments..................      2,931,342      3,760,313      (919,288)    (1,787,709)   19,820,434
 Change in unrealized appreciation
   (depreciation) on investments..........................     (2,339,028)    (4,732,810)    7,211,055      8,062,295    45,231,987
                                                              -----------    -----------    ----------    -----------   -----------
 Net gain (loss) on investments...........................        592,314       (972,497)    6,291,767      6,274,586    65,052,421
                                                              -----------    -----------    ----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..............................................    $   789,543    $  (728,911)   $6,877,284    $ 5,817,351   $65,019,372
                                                              ===========    ===========    ==========    ===========   ===========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
--------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2004 (Unaudited)

                                                          WT Large Cap     Large Cap      Large Cap      Small Cap       Small Cap
                                                             Growth          Core           Value          Growth          Value
                                                             Series         Series          Series         Series         Series
                                                          ------------   ------------    -----------    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income (loss).........................    $   197,229    $    243,586    $   585,517    $   (457,235)  $    (33,049)
 Net realized gain (loss) on investments..............      2,931,342       3,760,313       (919,288)     (1,787,709)    19,820,434
 Net change in unrealized appreciation
   (depreciation) on investments......................     (2,339,028)     (4,732,810)     7,211,055       8,062,295     45,231,987
                                                          -----------    ------------    -----------    ------------   ------------
Net increase (decrease) in net assets resulting from
  operations..........................................        789,543        (728,911)     6,877,284       5,817,351     65,019,372
                                                          -----------    ------------    -----------    ------------   ------------
Transactions in beneficial interest:
 Contributions........................................      1,430,910       2,007,381      5,711,693      76,465,221    119,149,937
 Withdrawals..........................................     (7,652,273)    (40,952,165)    (7,092,964)    (16,042,470)   (66,712,921)
                                                          -----------    ------------    -----------    ------------   ------------
Net increase (decrease) in net assets from
  transactions in beneficial interest.................     (6,221,363)    (38,944,784)    (1,381,271)     60,422,751     52,437,016
                                                          -----------    ------------    -----------    ------------   ------------
Total increase (decrease) in net assets...............     (5,431,820)    (39,673,695)     5,496,013      66,240,102    117,456,388
NET ASSETS:
 Beginning of period..................................     49,440,431      58,883,551     66,386,258      85,650,099    681,922,992
                                                          -----------    ------------    -----------    ------------   ------------
 End of period........................................    $44,008,611    $ 19,209,856    $71,882,271    $151,890,201   $799,379,380
                                                          ===========    ============    ===========    ============   ============


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
--------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2004

                                                        WT Large Cap     Large Cap       Large Cap      Small Cap       Small Cap
                                                           Growth          Core            Value          Growth          Value
                                                           Series         Series          Series          Series          Series
                                                        ------------   ------------    ------------    ------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income (loss).......................    $    187,655   $    452,076    $    751,256    $   (615,758)  $  (1,247,331)
 Net realized gain (loss) on investments............      (1,200,479)     2,131,939       1,695,222         560,702      76,623,539
 Net change in unrealized appreciation
   (depreciation) on investments....................       9,094,136      5,753,298       7,331,343       7,205,387      64,105,737
                                                        ------------   ------------    ------------    ------------   -------------
Net increase in net assets resulting
  from operations...................................       8,081,312      8,337,313       9,777,821       7,150,331     139,481,945
                                                        ------------   ------------    ------------    ------------   -------------
Transactions in beneficial interest:
 Contributions......................................       6,490,340      3,104,762      17,763,469      81,578,526     342,623,889
 Withdrawals........................................     (23,767,196)   (14,018,239)    (17,249,051)    (11,915,449)   (179,506,396)
                                                        ------------   ------------    ------------    ------------   -------------
Net increase (decrease) in net assets from
  transactions in beneficial interest...............     (17,276,856)   (10,913,477)        514,418      69,663,077     163,117,493
                                                        ------------   ------------    ------------    ------------   -------------
Total increase (decrease) in net assets.............      (9,195,544)    (2,576,164)     10,292,239      76,813,408     302,599,438
NET ASSETS:
 Beginning of year..................................      58,635,975     61,459,715      56,094,019       8,836,691     379,323,554
                                                        ------------   ------------    ------------    ------------   -------------
 End of year........................................    $ 49,440,431   $ 58,883,551    $ 66,386,258    $ 85,650,099   $ 681,922,992
                                                        ============   ============    ============    ============   =============


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
--------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================



1. DESCRIPTION OF THE TRUST. WT Large Cap Growth Series, Large Cap Core Series, Large Cap Value Series, Small Cap Growth Series and Small Cap Value Series (each, a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a series separate and distinct from the shares of other series. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to the WT Large Cap Growth Series and the Large Cap Core Series. The investment adviser to the Small Cap Growth Series is Roxbury Capital Management, LLC ("Roxbury"). The investment adviser to the Large Cap Value Series and

WT INVESTMENT TRUST I -- EQUITY SERIES
--------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================



Small Cap Value Series is Cramer Rosenthal McGlynn, LLC ("CRM"). Roxbury and CRM are affiliates of RSMC. For its services, each adviser receives a fee as follows:

                                         % of Average Daily Net Assets
                              ----------------------------------------------------
  WT Large Cap Growth         .55% up to $1 billion; .50% of next $1 billion; and
  Series                      .45% in excess of $2 billion
  Large Cap Core Series       .70% up to $1 billion; .65% of next $1 billion; and
                              .60% in excess of $2 billion
  Large Cap Value Series      .55% up to $1 billion; .50% of next $1 billion; and
                              .45% in excess of $2 billion
  Small Cap Growth Series     1.00% up to $1 billion; .95% of next $1 billion; and
                              .90% in excess of $2 billion
  Small Cap Value Series      .75% up to $1 billion; .70% of next $1 billion; and
                              .65% in excess of $2 billion

   RSMC and Roxbury have agreed to waive their advisory fees or reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.80% and 1.75% of the average daily net assets of the Large Cap Core Series and Small Cap Growth Series, respectively. These undertakings will remain in place until November 2005 and January 1, 2006, respectively, unless the Board of Trustees approves their earlier termination.

   From July 1, 2004 to September 30, 2004, RSMC provided administrative and accounting services to each Series. RSMC was paid $10,471, $12,786, $14,819, $20,754 and $146,144 by the WT Large Cap Growth Series, the Large Cap Core Series, the Large Cap Value Series, the Small Cap Growth Series and the Small Cap Value Series, respectively.

   RSMC also receives a service fee of 0.006% of each Series' average daily net assets under a Compliance, Support and Recordkeeping Services Agreement.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian and PFPC Trust Company serves as sub-custodian to the Series.

4. SECURITIES LENDING AGREEMENT. WT Large Cap Growth, Large Cap Core, Large Cap Value and Small Cap Value Series may lend their securities pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral equal to at least 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. Each Series records securities lending income net of such allocations.

WT INVESTMENT TRUST I -- EQUITY SERIES
--------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================



   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

5. INVESTMENT SECURITIES. During the six-month period ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                  WT Large Cap     Large Cap      Large Cap       Small Cap       Small Cap
                                                 Growth Series    Core Series   Value Series    Growth Series    Value Series
                                                 -------------    -----------   ------------    -------------    ------------
  Purchases ..................................    $52,491,678     $15,250,081    $6,075,840      $136,331,344    $341,687,543
  Sales ......................................     57,267,458      16,634,597     6,380,848        79,359,123     289,106,486

6. FINANCIAL HIGHLIGHTS.

                                                         For the
                                                        Six-Month                                                   For the Period
                                                      Period Ended        For the Fiscal Years Ended June 30,    November 1, 1999(1)
                                                   December 31, 2004+     -------------------------------------        Through
                                                       (Unaudited)        2004     2003      2002        2001       June 30, 2000
                                                   ------------------    ------   -----    --------    --------   -----------------
  WT LARGE CAP GROWTH SERIES
  Total Return..................................          2.34%**        14.10%   0.58%    (31.32)%    (39.35)%         28.40%**
  Ratios to Average Net Assets:
   Expenses ....................................          0.77%*          0.74%   0.72%       0.69%       0.69%          0.67%*
   Net investment income .......................          0.86%*          0.32%   0.21%       0.11%     (0.31)%        (0.47)%*
  Portfolio Turnover Rate.......................           135%**           87%     51%         75%         78%            88%**


                                                       For the
                                                      Six-Month                                                     For the Period
                                                     Period Ended        For the Fiscal Years Ended June 30,     November 1, 1999(1)
                                                  December 31, 2004     ---------------------------------------        Through
                                                     (Unaudited)        2004      2003       2002        2001       June 30, 2000
                                                  -----------------    ------   -------    --------    --------   -----------------
  LARGE CAP CORE SERIES
  Total Return.................................         4.06%**        14.33%   (2.83)%    (22.66)%    (21.50)%         8.53%
  Ratios to Average Net Assets:
   Expenses:
    Including expense limitations .............         0.80%*          0.80%     0.80%       0.80%       0.80%         0.80%
    Excluding expense limitations .............         0.94%*          0.88%     0.87%       0.84%       0.86%         0.84%
   Net investment income ......................         1.30%*          0.73%     1.04%       0.64%       0.39%         0.40%
  Portfolio Turnover Rate......................           45%**           27%       50%         68%         72%           12%

WT INVESTMENT TRUST I -- EQUITY SERIES
--------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================



                                                            For the
                                                           Six-Month                                               For the Period
                                                          Period Ended      For the Fiscal Years Ended June 30,  November 1, 1999(1)
                                                       December 31, 2004    -----------------------------------        Through
                                                          (Unaudited)        2004     2003      2002      2001      June 30, 2000
                                                       -----------------    ------   -----    --------    -----   -----------------
  LARGE CAP VALUE SERIES
  Total Return......................................         10.44%**       16.78%   1.21%    (23.81)%    9.38%         18.70%**
  Ratios to Average Net Assets:
   Expenses ........................................          0.74%*         0.74%   0.76%       0.71%    0.72%          0.69%*
   Net investment income ...........................          1.73%*         1.20%   1.23%       0.86%    1.01%          0.82%*
  Portfolio Turnover Rate...........................             9%**          26%     87%        100%     109%           110%**


                                                                                  For the
                                                                                 Six-Month                          For the Period
                                                                                Period Ended      For the Fiscal  January 2, 2003(1)
                                                                             December 31, 2004      Year Ended          through
                                                                                (Unaudited)       June 30, 2004      June 30, 2003
                                                                             -----------------    --------------   ----------------
  SMALL CAP GROWTH SERIES
  Total Return...........................................................           4.43%**           35.03%             27.60%**
  Ratios to Average Net Assets:
   Expenses:
    Including expense limitation.........................................           1.18%*             1.33%              1.75%*
    Excluding expense limitation.........................................           1.18%*             1.33%              3.18%*
   Net investment loss...................................................         (0.92)%*           (1.17)%            (1.45)%*
  Portfolio Turnover Rate................................................             82%**             172%                86%**


                                                           For the
                                                          Six-Month                                                 For the Period
                                                         Period Ended      For the Fiscal Years Ended June 30,   November 1, 1999(1)
                                                      December 31, 2004     -----------------------------------        Through
                                                         (Unaudited)        2004       2003      2002     2001      June 30, 2000
                                                      -----------------    -------   -------    -----    ------   -----------------
  SMALL CAP VALUE SERIES
  Total Return.....................................          9.22%**        33.66%   (1.87)%    3.46%    42.27%         19.70%**
  Ratios to Average Net Assets:
   Expenses .......................................          0.88%*          0.88%     0.88%    0.88%     0.90%          0.87%*
   Net investment income (loss) ...................        (0.01)%*        (0.23)%        --(2) 0.33%     1.05%        (0.82)%*
  Portfolio Turnover Rate..........................            43%**           77%       74%      61%       90%            65%**

---------------
*   Annualized.
**  Not annualized.
(1) Commencement of operations.
(2) Less than (0.01)%.
+   Effective December 15, 2004, RSMC assumed the responsibility of Adviser.

7. CONTRACTUAL OBLIGATIONS. The Series enter into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series have not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS
================================================================================



WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                                       Number of
                                                                                                     Portfolios in
                                                                                 Principal               Fund             Other
                              Position(s)         Term of Office               Occupation(s)            Complex       Directorships
                               Held with           and Length of                During Past           Overseen by        Held by
Name, Address and Age         Fund Complex          Time Served                 Five Years              Trustee          Trustee
---------------------         ------------   ------------------------    ------------------------    -------------   --------------
ROBERT J. CHRISTIAN(1)        Trustee,       Shall serve until death,    Executive Vice                   59         Wilmington
Date of Birth: 2/49           President,     resignation or removal.     President and                               Low Volatility
                              Chief          Trustee, President and      Chief Investment                            Fund of Funds
                              Executive      Chairman of the Board       Officer of Wilmington                       (Closed-End
                              Officer and    since October 1998.         Trust Company since                         Registered
                              Chairman of                                February 1996; President                    Investment
                              the Board                                  of Rodney Square                            Company).
                                                                         Management Corporation
                                                                         ("RSMC") since 1996.
FRED FILOON(2)                Trustee        Shall serve until           Senior Vice President,           59         None
520 Madison Avenue                           death, resignation or       Principal of Cramer
New York, NY 10022                           removal. Trustee            Rosenthal McGlynn, LLC
Date of Birth: 3/42                          since November 2004.        since 1991.

---------------
(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Filoon is an "interested" Trustee by reason of his position as Senior Vice President to Cramer Rosenthal McGlynn LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================


                                                                                                    Number of
                                                                                                  Portfolios in
                                                                              Principal               Fund              Other
                           Position(s)         Term of Office               Occupation(s)            Complex        Directorships
                            Held with           and Length of                During Past           Overseen by         Held by
Name, Address and Age      Fund Complex          Time Served                 Five Years              Trustee           Trustee
---------------------      ------------   ------------------------    ------------------------    -------------   -----------------
INDEPENDENT TRUSTEES
ROBERT H. ARNOLD           Trustee        Shall serve until death,    Founder and                      59         None
Date of Birth: 3/44                       resignation or removal.     co-manages,
                                          Trustee since May           R. H. Arnold & Co.,
                                          1997.                       Inc. (investment
                                                                      banking company)
                                                                      since 1989.

DR. ERIC BRUCKER           Trustee        Shall serve until death,    Professor                        59         Wilmington
Date of Birth: 12/41                      resignation or removal.     of Economics                                Low Volatility
                                          Trustee since October       Widener University                          Fund of Funds
                                          1999.                       since July 2004;                            (Closed-End
                                                                      Formally, Dean,                             Registered
                                                                      School of Business                          Investment
                                                                      Administration of                           Company).
                                                                      Widener University
                                                                      from 2001 to 2004;
                                                                      Prior to that, Dean,
                                                                      College of Business,
                                                                      Public Policy and
                                                                      Health at the University
                                                                      of Maine from September
                                                                      1998 to June 2001.

NICHOLAS A. GIORDANO       Trustee        Shall serve until death,    Consultant, financial            59         Wilmington
Date of Birth: 3/43                       resignation or removal.     services organizations                      Low Volatility
                                          Trustee since October       from 1997 to present;                       Fund of Funds
                                          1998.                       Interim President,                          (Closed-end
                                                                      LaSalle University                          Registered
                                                                      from 1998 to 1999.                          Investment
                                                                                                                  Company);
                                                                                                                  Kalmar Pooled
                                                                                                                  Investment Trust;
                                                                                                                  Independence
                                                                                                                  Blue Cross;
                                                                                                                  Selas Corporation
                                                                                                                  of America
                                                                                                                  (industrial
                                                                                                                  furnaces and
                                                                                                                  ovens).


WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================



INDEPENDENT TRUSTEES

                                                                                                      Number of
                                                                                                    Portfolios in
                                                                                 Principal              Fund             Other
                                Position(s)         Term of Office             Occupation(s)           Complex       Directorships
                                 Held with           and Length of              During Past          Overseen by        Held by
Name, Address and Age           Fund Complex          Time Served                Five Years            Trustee          Trustee
---------------------           ------------   ------------------------    ---------------------    -------------   ---------------
LOUIS KLEIN, JR.                Trustee        Shall serve until death,    Self-employed                 59         WHX Corporation
Date of Birth: 5/35                            resignation or removal.     financial consultant                     (industrial
                                               Trustee since October       since 1991.                              manufacturer).
                                               1999.

CLEMENT C. MOORE, II            Trustee        Shall serve until death,    Managing Partner,             59         None
Date of Birth: 9/44                            resignation or removal.     Mariemont Holdings,
                                               Trustee since October       LLC, (real estate
                                               1999.                       holding and
                                                                           development company)
                                                                           since 1980.

JOHN J. QUINDLEN                Trustee        Shall serve until death,    Retired since 1993.           59         None
Date of Birth: 5/32                            resignation or removal.
                                               Trustee since October
                                               1999.

MARK A. SARGENT                 Trustee        Shall serve until death,    Dean and Professor of         59         Wilmington
Date of Birth: 4/51                            resignation or removal.     Law, Villanova                           Low Volatility
                                               Trustee since               University School of                     Fund of Funds
                                               November 2001.              Law since July 1997.                     (Closed-end
                                                                                                                    Registered
                                                                                                                    Investment
                                                                                                                    Company).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS -- continued



EXECUTIVE OFFICERS

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                              Principal                  Fund            Other
                          Position(s)         Term of Office                Occupation(s)               Complex      Directorships
                           Held with          and Length of                  During Past              Overseen by       Held by
Name, Address and Age    Fund Complex          Time Served                    Five Years                Trustee         Trustee
---------------------    --------------   -----------------------    -----------------------------    -------------   -------------
ERIC K. CHEUNG           Vice President   Shall serve at the         Vice President,                       N/A        N/A
1100 North Market                         pleasure of the Board      Wilmington Trust
Street                                    and until successor is     Company Since 1986;
Wilmington, DE 19890                      elected and qualified.     and Vice President and
Date of Birth: 12/54                      Officer since October      Director of Rodney
                                          1998.                      Square Management
                                                                     Corporation since 2001.
JOSEPH M. FAHEY, JR.     Vice President   Shall serve at the         Vice President, Rodney                N/A        N/A
1100 North Market                         pleasure of the Board      Square Management
Street                                    and until successor is     Corporation since
Wilmington, DE 19890                      elected and qualified.     1992.
Date of Birth: 1/57                       Officer since November
                                          1999.

JOHN R. GILES            Chief            Shall serve at the         Senior Vice President,                N/A        N/A
1100 North Market        Financial        pleasure of the Board      Wilmington Trust
Street                   Officer, Vice    and until successor is     Company since 1996.
Wilmington, DE 19890     President        elected and qualified.
Date of Birth: 8/57      and              Officer since December
                         Treasurer        1999.

LEAH M. ANDERSON         Secretary        Shall serve at the         Officer, Wilmington                   N/A        N/A
1100 North Market                         pleasure of the Board      Trust Company since
Street                                    and until successor is     1998. Officer, Rodney
Wilmington, DE 19890                      elected and qualified.     Square Management
Date of Birth: 8/65                       Officer since October      Corporation since
                                          2002.                      1992.

ANNA M. BENCROWSKY       Chief            Shall serve at the         Chief Compliance                      N/A        N/A
1100 North Market        Compliance       pleasure of the Board      Officer, Rodney Square
Street                   Officer          and until successor is     Management Corporation
Wilmington, DE 19890                      elected and qualified.     since 2004; Vice President
Date of Birth: 5/51                       Officer since September    and Chief Compliance
                                          2004.                      Officer, 1838 Investment
                                                                     Advisors, LP From 1998
                                                                     to 2004; Vice President,
                                                                     Secretary, and Treasurer,
                                                                     1838 Investment Advisors
                                                                     Funds from 1995 to 2004;
                                                                     Vice President and Secretary,
                                                                     1838 Bond--Debenture
                                                                     Trading Fund from
                                                                     1982 to 2004.

WILLIAM P. RICHARDS,     Vice President   Shall serve at the         Managing Director,                    N/A        N/A
JR.                                       pleasure of the Board      Roxbury Capital
100 Wilshire                              and until successor is     Management LLC
Boulevard                                 elected and qualified.     since 1998.
Suite 1000                                Officer since November
Santa Monica, CA                          2004.
90401
Date of Birth: 11/36

                                       49

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
================================================================================



VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolios is available, without charge and upon request, on the SEC's website at http:// www.sec.gov. Information regarding how the investment adviser voted proxies for the most recent twelve month period ended June 30 is available without charge and upon request, on the SEC's website listed above.

                                    TRUSTEES                                                                 WILMINGTON
                                Robert H. Arnold                                                                  FUNDS
                                Dr. Eric Brucker
                              Robert J. Christian
                                  Fred Filoon
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen                                       Equity Portfolios
                                Mark A. Sargent
                              --------------------


                                    OFFICERS
                        Robert J. Christian, President/                                        o  Large Cap Growth
                            Chief Executive Officer
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President                                     o  Large Cap Core
                         John R. Giles, Vice President/
                       Chief Financial Officer/Treasurer
                          Leah M. Anderson, Secretary                                          o  Large Cap Value
                  Anna M. Bencrowsky, Chief Compliance Officer
                    William P. Richards, Jr., Vice President
                              --------------------                                             o  Small Cap Core


                              INVESTMENT ADVISERS
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                                                                                            SEMI ANNUAL
                         Cramer Rosenthal McGlynn, LLC                                   December 31, 2004
                               520 Madison Avenue
                               New York, NY 10022

                        Roxbury Capital Management, LLC
                         100 Wilshire Blvd., Suite 1000
                             Santa Monica, CA 90401
                              --------------------


                                 TRANSFER AGENT
                               ADMINISTRATOR AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                              --------------------


                                   CUSTODIAN
                            Wilmington Trust Company
                              --------------------

This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Equity Portfolios.

WEP-SEMI-12/04

                                 THE CRM FUNDS
================================================================================

                   FUND AND SHAREHOLDER ACCOUNT INFORMATION:

                                   PFPC, Inc.
                                 760 Moore Road
                           King of Prussia, PA 19406
                                 (800) CRM-2883

--------------------------------------------------------------------------------
SEMI ANNUAL REPORT                                            DECEMBER 31, 2004
--------------------------------------------------------------------------------


Dear Fellow Shareholder:

   For the six-month period ended December 31, 2004, the Retail shares of the CRM Mid Cap Value Fund was up 13.06%. This result compare to 15.43% for Russell Mid Cap Value Index.

   After a six week sell off to start the third quarter, the market regained traction from mid-August and propelled higher. Third quarter earnings reports were generally quite good and once the uncertainty over the Presidential Election disappeared, the markets found a clear upward path. Two rate hikes by the Federal Reserve, continued depreciation of the dollar, projected deceleration in 2005 earnings, stubbornly high energy prices and continuing problems in Iraq could not derail the strong US equity markets.

   THE CRM MID CAP VALUE FUND had contributors to performance during the latter part of the year that included UNOVA, TXU Corp., Methanex, CIT Group, Florida East Coast Industries and WellPoint. Shares of UNOVA recovered to new highs from their mid-summer swoon, as the third quarter results showed strong margin and profit improvement. We see further catalysts on the horizon for UNOVA in the expected sale of the IAS division and finalization of RFID standards. TXU shares surged as the new CEO projected strong earnings growth for 2005 and 2006, driven by the aggressive restructuring actions he has undertaken since joining the company in February. Methanex continued to benefit from strong worldwide demand for methanol and the shutdown of high cost capacity reliant on North American natural gas supplies. Having low cost feedstocks in Chile and Trinidad, Methanex is generating substantial excess cash, which is being returned to shareholders through stock buy-backs and dividends. CIT Group rose on better credit and funding results as the CEO's repositioning efforts continue to bear fruit. Florida East Coast continues to monetize non-core real estate, enjoy strong railroad operating results and buy back stock. We re-established a position in WellPoint during the fourth quarter as the stock price more than discounted any disappointment over what looked to be a failed merger with Anthem. Fortunately, in November, the California AG allowed the merger to be completed with minor modifications and the stock appreciated significantly.

   Due to the general rising market environment and aggressive position management on sales and trims of positions, the largest detractors in the fourth quarter did not materially impact performance. We finished our sale of Skillsoft as the shares recovered somewhat. Likewise, we sold our position in Cooper Cameron since we believe the surge in the price of oil has propelled the shares to a valuation level that does not adequately discount contract award and pricing risks that loom into 2005. North Fork Bancorp shares settled somewhat post the closing of the GreenPoint acquisition. We believe North Fork is well positioned to post strong earnings from market share gains and cost savings from the merger. As the leading provider of flat glass for liquid crystal displays (LCDs), Corning has a great opportunity to drive earnings for the next few years. Nevertheless, as we were accumulating a small position in Corning, the stock declined modestly.

   Our largest new positions in the fourth quarter were Intercontinental Hotels Group, Cytec, CNF Inc., E*Trade Financial and First Horizon National Bank. We believe Intercontinental's real estate divestiture program


--------------------------------------------------------------------------------
                                                                  THE CRM FUNDS
                                       1

--------------------------------------------------------------------------------

will highlight the undervaluation of the remaining core hotel franchise and management businesses and thus facilitate continued stock repurchases and special dividends. Cytec's acquisition of a large European coatings business provides them with a second core platform. Cost synergies, deleveraging and price recovery of raw materials should drive robust earnings growth. Now that it has divested the struggling Emery airfreight business, CNF emerges as a first class transportation company with excess cash to be used for share repurchases. E*Trade is transforming from a one product on-line broker to a low cost provider of a broad menu of financial services to both the consumer and professional markets. Formerly known as First Tennessee Bank, First Horizon has been overly penalized for the earnings contribution from its mortgage business. At twelve times earnings and a four percent yield, it represents good value.

   Among our most notable sales was Willis Group. We purchased more shares of this insurance broker in the share decline that resulted from Elliot Spitzer's investigation of the insurance industry. We then sold our holdings on strong share performance as the market realized Willis was likely a strong beneficiary of the resultant insurance market turmoil. Our other significant sales include Hyperion Solutions, Moneygram, Entergy and Schering AG which all achieved our price objectives.

   As we look forward to the challenges and opportunities that we will face in 2005, the outlook is reasonably balanced. The fiscal and monetary stimuli that helped to bring the economy out of the 2001 recession are now well behind us. The prospect of higher interest rates and a new level for oil prices may have a dampening effect on the economy as the year progresses. The trade and budget deficits show signs of modest improvement and concerns over higher interest rates should diminish. This could have the salutary effect of maintaining a "not too hot, not too cold" economy. At the same time, companies continue to build substantial liquidity positions and 2005 could become a notable year for capital redeployment via mergers and acquisitions, spin offs, large stock buybacks and meaningful dividend increases. We believe those management teams who are thoughtful in the execution of this process will provide the most rewarding returns to shareholders. Fortunately, our investment process is dedicated to ferreting out these types of companies and we anticipate another year of interesting opportunities.

Sincerely,

CRM Funds

      /s/ Ronald H. McGlynn               /s/ Robert J. Christian

      Ronald H. McGlynn                   Robert J. Christian
      Chairman and CEO                    President
      Cramer Rosenthal McGlynn, LLC       WT Mutual Fund


During the period certain fees and expenses were waived by the Fund service providers. Without these waivers total returns would have been lower. Additional performance figures for the Funds can be found in the Comparison of Change section of this report.

The views in this report were those of the Fund's manager s as of December 31, 2004 and may not reflect the views of the mangers on the date that this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and not constitute investment advice.

You should consider the investment objectives, risks, changes and expenses of the CRM Funds carefully before investing. A prospectus with this and other information may be obtained at www.crmfunds.com or at (800) CRM-2883. The prospectus should be read carefully before investing.

Distributed by Professional Funds Distributor, LLC. See Financial Highlights.


--------------------------------------------------------------------------------
                                                                  THE CRM FUNDS

--------------------------------------------------------------------------------
CRM MID CAP VALUE FUND
COMPARISON OF CHANGE
DECEMBER 31, 2004

================================================================================

The following information compares the Retail Shares of the CRM Mid Cap Value Fund ("Fund") with the performance of the Russell MidCap Index and Russell MidCap Value Index since the inception on 7/30/02. The Russell MidCap Index measures the performance of 800 of the smallest companies in the Russell 1000 Index, which is an unmanaged index, capitalization weighted index of 1,000 large capitalization U.S. companies. The Russell MidCap Value Index measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the fund will fluctuate so that investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The performance in the below table does not reflect the deduction of taxed the shareholder would pay on fund distributions or redemption of fund shares.

   CRM MID CAP VALUE VS RUSSELL MIDCAP INDEX AND RUSSELL MIDCAP VALUE INDEX*

                                                                                                  AVERAGE ANNUAL TOTAL RETURN
                                                                                                ------------------------------
                                                                                                 SIX                 SINCE
                                                                                                MONTHS    1 YEAR   INCEPTION**
                                                                                                ------    ------   -----------
     Mid Cap Value Fund.....................................................................     13.06%   24.47%      24.18%
     Russell MidCap Index...................................................................     12.70%   20.22%      23.55%
     Russell MidCap Value Index.............................................................     15.43%   23.71%      23.93%

---------------
* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

   Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883.

   An investment in the Fund is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risks including a possible loss of the principal amount invested.

   The performance in the above chart does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.


--------------------------------------------------------------------------------
                                                                  THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
EXPENSE DISCLOSURE

================================================================================

DISCLOSURE OF FUND EXPENSES

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund's costs in two ways.

   o ACTUAL FUND RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

   o HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional, costs such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

EXPENSE TABLE

                                                                                    BEGINNING      ENDING                  EXPENSES
                                                                                     ACCOUNT      ACCOUNT     ANNUALIZED     PAID
                                                                                      VALUE        VALUE       EXPENSE      DURING
                                                                                     7/01/04      12/31/04     RATIO(1)     PERIOD*
                                                                                    ---------    ---------    ----------   --------
CRM Mid Cap Value Fund -- Retail Shares
Actual Fund Return ..............................................................   $1,000.00    $1,130.60       1.34%       $7.20
Hypothetical 5% Return ..........................................................   $1,000.00    $1,018.24       1.34%       $6.82

---------------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(1) The CRM Mid Cap Value Fund currently invests 100% of its investable assets in the WT Investment Trust I -- Mid Cap Value Series. The "Annualized Expense Ratio" includes expenses allocated from the WT Investment Trust I -- Mid Cap Value Series.


--------------------------------------------------------------------------------
                                                                  THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
DISCLOSURE OF PORTFOLIO HOLDINGS

================================================================================

PORTFOLIO HOLDINGS

DECEMBER 31, 2004

The CRM Mid Cap Value Fund currently invests 100% of its investable assets in the WT Investment Trust I - Mid Cap Value Series. The following table presents the portfolio holdings of the WT Investment Trust I - Mid Cap Value Series as a percent of its total investments.

MID CAP VALUE FUND
------------------

Common stocks
 Manufacturing .........................  25.4%
 Finance & Insurance ...................  19.5
 Services ..............................   8.1
 Transportation ........................   7.0
 Wholesale & Retail Trade ..............   6.7
 Electric, Gas, Water & Utilities ......   6.1
 Oil & Gas .............................   4.6
 Healthcare ............................   4.2
 Consumer Products .....................   3.4
 Technology ............................   1.9
 Aerospace & Defense ...................   1.7
 Entertainment & Leisure ...............   1.4
 Communication & Broadcasting ..........   1.4
 Computer Services .....................   0.9
Short-Term Investments .................   5.0
U.S. Treasury Obligations ..............   2.7
                                         -----
                                         100.0%
                                         =====

DISCLOSURE OF PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For the WT Investment Trust I Mid Cap Value Series, this would be for the fiscal quarters ending September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The WT Investment Trust I Mid Cap Value Series filed its first Form N-Q with the SEC on November 29, 2004. It is available upon request, without charge, by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).


--------------------------------------------------------------------------------
                                                                  THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2004

================================================================================


                                                                       MID CAP
                                                                     VALUE FUND
                                                                    ------------
ASSETS
   Investment in Series, at value ...............................   $988,750,863
   Receivable for Fund shares sold ..............................     10,115,727
   Receivable for investment in Series withdrawn ................        299,661
   Other assets .................................................            449
                                                                    ------------
Total assets ....................................................    999,166,700
                                                                    ------------
LIABILITIES
   Payable for Fund shares redeemed .............................        299,661
   Payable for investment in Series .............................     10,115,727
   Accrued expenses .............................................         77,402
                                                                    ------------
Total liabilities ...............................................     10,492,790
                                                                    ------------
NET ASSETS ......................................................   $988,673,910
                                                                    ============
COMPONENTS OF NET ASSETS
   Paid in Capital ..............................................   $841,609,801
   Undistributed net investment income ..........................        (19,192)
   Accumulated net realized gain on investments .................     16,862,471
   Net unrealized appreciation on investments ...................    130,220,830
                                                                    ------------
NET ASSETS ......................................................   $988,673,910
                                                                    ============
NET ASSETS BY SHARE CLASS
   Investor Shares ..............................................   $367,734,082
   Institutional Shares .........................................    611,935,497
   Retail Shares ................................................      9,004,331
                                                                    ------------
NET ASSETS ......................................................   $988,673,910
                                                                    ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  ($0.01 par value, unlimited authorized shares)
   Investor Shares ..............................................     14,322,041
   Institutional Shares .........................................     23,548,217
   Retail Shares ................................................        349,929

NET ASSET VALUE (OFFERING PRICE AND
  REDEMPTION PRICE) PER SHARE
   Investor Shares ....................................................   $25.68
   Institutional Shares ...............................................   $25.99
   Retail Shares ......................................................   $25.73

--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.                                           THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2004

================================================================================


                                                                       MID CAP
                                                                      VALUE FUND
                                                                     -----------
NET INVESTMENT INCOME FROM SERIES
   Dividends (net of foreign tax withheld) .......................    $5,644,921
   Interest ......................................................       409,490
   Securities lending ............................................        45,255
   Expenses ......................................................    (2,833,114)
                                                                     -----------
    Net investment income from Series ............................     3,266,552
                                                                     -----------
EXPENSES
   Shareholder services -- Investor Shares .......................       263,063
   Shareholder services -- Retail Shares .........................         8,105
   Administration and accounting fees ............................        38,024
   Transfer agent fees ...........................................        87,044
   Professional fees .............................................        23,648
   Registration fees .............................................        41,380
   Trustee fees and expenses .....................................         6,411
   Compliance services  ..........................................        12,548
   Distribution fees -- Retail Shares ............................         4,863
   Shareholder reports ...........................................        27,462
   Miscellaneous .................................................        13,116
                                                                     -----------
Total expenses ...................................................       525,664
   Administration and accounting fees waived -- Retail ...........        (7,605)
                                                                     -----------
    Net expenses .................................................       518,059
                                                                     -----------
NET INVESTMENT INCOME ............................................     2,748,493
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS FROM SERIES
   Net realized gain from investments ............................    23,356,579
   Net change in unrealized appreciation (depreciation) of
  investments.....................................................    73,759,059
                                                                     -----------
Net realized and unrealized gain on investments from Series ......    97,115,638
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............   $99,864,131
                                                                     ===========


--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.                                           THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

================================================================================


                                                         MID CAP VALUE FUND
                                                     ---------------------------
                                                      SIX-MONTH
                                                     PERIOD ENDED
                                                     DECEMBER 31,    YEAR ENDED
                                                         2004         JUNE 30,
                                                     (UNAUDITED)        2004
                                                     ------------   ------------
NET ASSETS -- BEGINNING OF YEAR .................    $479,687,694   $169,221,991
                                                     ------------   ------------
OPERATIONS
 Net investment income ..........................       2,748,493        252,458
 Net realized gain from investments .............      23,356,579     44,458,501
 Net change in unrealized appreciation
  (depreciation) of investments..................      73,759,059     33,851,877
                                                     ------------   ------------
   Net increase in net assets resulting from
  operations.....................................      99,864,131     78,562,836
                                                     ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income -- Investor Shares .......      (1,062,796)       (71,306)
 Net investment income -- Institutional Shares ..      (1,927,595)      (214,919)
 Net investment income -- Retail Shares .........         (28,627)        (3,117)
 Net realized gain on investments -- Investor
  Shares.........................................     (12,703,403)            --
 Net realized gain on investments --
  Institutional Shares...........................     (23,040,169)            --
 Net realized gain on investments -- Retail
  Shares.........................................        (342,169)            --
                                                     ------------   ------------
   Total distributions to shareholders...........     (39,104,759)      (289,342)
                                                     ------------   ------------
CAPITAL SHARE TRANSACTIONS
 Sale of shares -- Investor Shares ..............     225,767,625     83,504,881
 Sale of shares -- Institutional Shares .........     248,166,056    182,725,983
 Sale of shares -- Retail Shares ................       3,108,889      4,368,932
 Reinvestment of distributions -- Investor
  Shares.........................................      11,858,686         34,679
 Reinvestment of distributions -- Institutional
  Shares.........................................      20,745,791        187,947
 Reinvestment of distributions -- Retail Shares .         370,795          3,117
 Redemptions of shares -- Investor Shares .......     (26,142,418)    (8,814,459)
 Redemptions of shares -- Institutional Shares ..     (35,290,309)   (29,277,156)
 Redemptions of shares -- Retail Shares .........        (358,271)      (541,715)
                                                     ------------   ------------
   Net increase from capital share transactions..     448,226,844    232,192,209
                                                     ------------   ------------
   Total increase in net assets..................     508,986,216    310,465,703
                                                     ------------   ------------
NET ASSETS -- END OF PERIOD .....................    $988,673,910   $479,687,694
                                                     ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME (ACCUMULATED
  LOSS)..........................................    $    (19,192)  $    251,332
                                                     ============   ============

CAPITAL SHARE TRANSACTIONS                              SHARES         SHARES
                                                     ------------   ------------
 Sale of shares -- Investor Shares ..............       9,200,276      3,768,236
 Sale of shares -- Institutional Shares .........      10,140,982      8,314,955
 Sale of shares -- Retail Shares ................         126,898        204,776
 Reinvestment of distributions -- Investor
  Shares.........................................         468,168          1,670
 Reinvestment of distributions -- Institutional
  Shares.........................................         809,118          8,993
 Reinvestment of distributions -- Retail Shares .          14,604            150
 Redemptions of shares -- Investor Shares .......      (1,119,681)      (418,995)
 Redemptions of shares -- Institutional Shares ..      (1,475,043)    (1,363,056)
 Redemptions of shares -- Retail Shares .........         (15,510)       (25,024)
                                                     ------------   ------------
   Net increase in shares........................      18,149,812     10,491,705
                                                     ============   ============

--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.                                           THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS

================================================================================

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

                                                                                            MID CAP VALUE FUND -- RETAIL SHARES
                                                                                        ------------------------------------------
                                                                                         SIX-MONTH
                                                                                        PERIOD ENDED
                                                                                        DECEMBER 31,    FISCAL YEAR   PERIOD ENDED
                                                                                            2004         JUNE 30,       JUNE 30,
                                                                                         (UNAUDITED)       2004          2003(A)
                                                                                        ------------    -----------   ------------
Net asset value -- Beginning of Period...............................................      $ 23.79       $  17.64       $  16.02
                                                                                           -------       --------       --------
Investment operations:
 Net investment income (loss)........................................................         0.06(b)       (0.05)(b)      (0.02)(b)
 Net realized and unrealized gain on investments.....................................         3.03           6.22           1.72
                                                                                           -------       --------       --------
   Total from investment operations..................................................         3.09           6.17           1.70
                                                                                           -------       --------       --------
Distributions to shareholders:
 From net investment income..........................................................        (0.09)         (0.02)            --
 From net realized gain on investments...............................................        (1.06)            --          (0.08)
                                                                                           -------       --------       --------
   Total distributions to shareholders...............................................        (1.15)         (0.02)         (0.08)
                                                                                           -------       --------       --------
Net asset value -- End of Period.....................................................      $ 25.73       $  23.79       $  17.64
                                                                                           =======       ========       ========
Total Return.........................................................................       13.06%(c)      35.02%         10.67%(d)
Ratios/Supplemental Data(e)
Ratios to average net assets:
 Expenses, including reimbursement/waiver............................................        1.34%(d)       1.41%          1.50%(c)
 Expenses, excluding reimbursement/waiver............................................        1.58%(d)       2.05%          6.57%(c)
 Net investment income (loss), including reimbursement/waiver........................        0.50%(d)     (0.22)%        (0.14)%(c)
Portfolio turnover rate..............................................................          64%(c)        152%           142%(d)
Net assets at end of period (000's omitted)..........................................      $ 9,004       $  5,328       $    777

---------------
(a) For the period July 31, 2002 (inception of Retail Share class) through June 30, 2003.
(b) The net investment loss per share was calculated using average shares outstanding method.
(c) Not Annualized.
(d) Annualized.
(e) The ratios to average net assets include expenses allocated from the WT Investment Trust I -- Mid Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.


--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.                                           THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

================================================================================

1. DESCRIPTION OF THE FUND. CRM Mid Cap Value Fund (the "Fund") is a series of WT Mutual Fund (the "Company"). The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a portfolio that is separate and distinct from the shares in any other portfolio and to further divide shares of any portfolio into one or more separate and distinct classes of shares. These financial statements and related notes pertain only to the Fund. Information regarding other series of the Company are contained in separate reports to their shareholders.

   The Fund offers three classes of shares: Investor Shares, Institutional Shares and Retail Shares. Institutional Shares are offered only to those investors who invest in the Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor and Retail Shares are available to all investors and are subject to a shareholder servicing fee. Retail Shares are also subject to a 12b-1 distribution fee. Information regarding the Investor and Institutional Shares are included in separate shareholder reports.

   WT Funds' Board of Trustees has adopted a Shareholder Servicing Plan which allows the Fund to obtain the services of CRM and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Fund pays shareholder servicing agents, including CRM, up to 0.25% of average daily net assets of the Retail Share class attributable to accounts for which they provide shareholder services.

   The Fund has adopted a distribution plan under Rule 12b-1 under the 1940 Act that allows the Fund to pay a fee to Professional Funds Distributor, LLC for the sale and distribution of its Retail Shares. Under the distribution plan, the Fund will pay distribution fees to Professional Funds Distributor, LLC at a maximum annual rate of 0.25% of average daily net assets of the Retail Shares. The distribution fee is currently limited to 0.15% by the Board of Trustees.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I ("Series") having the same investment objective, policies and limitations as the Fund. The performance of the Fund is directly affected by the performance of its corresponding Series. As of December 31, 2004, the Fund owned approximately 100% of its respective Series. The financial statements of the Series, including its schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund.

   Valuation of Investment in Series. Valuation of the Fund's investment in its respective Series is based on the underlying securities held by the Series. The Fund is allocated its portion of its respective Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. The Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.


--------------------------------------------------------------------------------
                                                                  THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

================================================================================

   Investment Income. The Fund records its share of the respective Series' income (loss), expenses and realized and unrealized gains and losses daily. Additionally, the Fund records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among the Fund's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

   Distributions to Shareholders. Distributions to shareholders of the Fund are declared and paid to shareholders annually.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund does not incur an advisory fee directly, but indirectly through its investment in the Series. The investment adviser to the Series is Cramer Rosenthal McGlynn, LLC ("CRM"). Rodney Square Management Corporation ("RSMC"), an affiliate of CRM, receives a service fee of 0.006% of the Fund's average daily net assets under a Compliance, Support and Recordkeeping Services Agreement. From July 1, 2004 to September 30, 2004, RSMC also served as administrator and accounting agent to the Fund. For the period July 1, 2004 to September 30, 2004, RSMC was paid $4,500 by the CRM Mid Cap Value Fund. The fees charged to the Series are discussed in the notes to the Series' financial statements.

   CRM has contractually agreed to reimburse certain Fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.55% of the Fund's Retail Shares average daily net assets. This undertaking will remain in place until November 1, 2010.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                                                         MID CAP
                                                                          VALUE
                                                                          FUND
                                                                       -----------
  For the six-month period ended December 31, 2004
  Ordinary income..................................................    $28,378,766
  Long-term capital gains..........................................     10,725,993
                                                                       -----------
   Total distributions.............................................    $39,104,759
                                                                       ===========
  Year ended June 30, 2004
  Ordinary income..................................................    $   289,342
                                                                       -----------
   Total distributions.............................................    $   289,342
                                                                       ===========


--------------------------------------------------------------------------------
                                                                  THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

================================================================================

   The components of accumulated earnings (deficit) on a tax basis are determined at fiscal year-end. Accordingly, tax-basis balances have not been determined as of December 31, 2004.

5. CONTRACTUAL OBLIGATIONS. The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.


--------------------------------------------------------------------------------
                                                                  THE CRM FUNDS

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SEMI ANNUAL REPORT
DECEMBER 31, 2004 (UNAUDITED)

================================================================================

             (The following should be read in conjunction with the
                         Funds' Financial Statements.)





--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
DECEMBER 31, 2004

================================================================================

                                                                       MARKET
       SHARES                                                          VALUE
     ---------                                                       -----------
COMMON STOCK (92.3%)
AEROSPACE & DEFENSE (1.7%)
       536,000    Goodrich Corp. ....................               $ 17,495,040
                                                                    ------------
COMMUNICATION & BROADCASTING (1.4%)
       287,100    Scripps, (E.W.) Co. - Class A .....                 13,861,188
                                                                    ------------
COMPUTER SERVICES (0.9%)
       139,800    CDW Corp. .........................                  9,275,730
                                                                    ------------
CONSUMER PRODUCTS (3.4%)
       120,400    Avery Dennison Corp.. .............                  7,220,388
       128,200    Fortune Brands, Inc. ..............                  9,894,476
       396,100    International Flavors &
                   Fragrances, Inc. .................                 16,968,924
                                                                    ------------
                                                                      34,083,788
                                                                    ------------
ELECTRIC, GAS, WATER, & UTILITIES (6.1%)
     1,351,600    CenterPoint Energy, Inc. (a) ......                 15,273,080
       536,000    PG&E Corp.*  ......................                 17,838,080
       174,800    PPL Corp.  ........................                  9,313,344
       291,250    TXU Corp. (a) .....................                 18,803,100
                                                                    ------------
                                                                      61,227,604
                                                                    ------------
ENTERTAINMENT & LEISURE (1.4%)
       256,300    Royal Caribbean Cruises, Ltd. (a) .                 13,952,972
                                                                    ------------
FINANCE & INSURANCE (19.5%)
Diversified Reits (1.3%)
       361,150    Brascan Corp. -- Class A ..........                 13,005,012
                                                                    ------------
Financial Services (5.3%)
       501,000    CIT Group Inc. ....................                 22,955,819
       361,200    First Horizon National Corp. (a) ..                 15,571,332
       174,800    Legg Mason, Inc. ..................                 12,805,848
       100,470    MoneyGram International, Inc. .....                  2,123,936
                                                                    ------------
                                                                      53,456,935
                                                                    ------------
Insurance Agents, Brokers, & Services (1.9%)
       302,900    MBIA, Inc. (a) ....................                 19,167,512
                                                                    ------------
Insurance Carriers (3.6%)
       512,700    Assurant, Inc. ....................                 15,662,985
       221,400    Everest Re Group, Ltd. ............                 19,828,584
                                                                    ------------
                                                                      35,491,569
                                                                    ------------
Security & Commodity Brokers, Dealers, &
 Services (1.8%)
     1,176,800    E*TRADE Financial Corp.* ..........                 17,593,160
                                                                    ------------

                                                                       MARKET
       SHARES                                                          VALUE
     ---------                                                       -----------
FINANCE & INSURANCE (CONTINUED)
State & National Banks (5.6%)
       128,200    M&T Bank Corp. ....................               $ 13,825,088
       716,550    North Fork Bancorp., Inc. .........                 20,672,468
       442,800    State Street Corp. ................                 21,750,336
                                                                    ------------
                                                                      56,247,892
                                                                    ------------
                                                                     194,962,080
                                                                    ------------
HEALTHCARE (4.2%)
       163,100    C.R. Bard, Inc. ...................                 10,435,138
       294,700    Omnicare, Inc. ....................                 10,202,514
       186,400    Wellpoint Inc. ....................                 21,436,000
                                                                    ------------
                                                                      42,073,652
                                                                    ------------
MANUFACTURING (25.4%)
Auto Parts & Equipment (1.5%)
       244,700    Lear Corp. ........................                 14,929,147
                                                                    ------------
Building Materials & Components (2.9%)
       361,200    American Standard Cos., Inc.* (a) .                 14,924,784
       318,300    Sherwin-Williams Co. ..............                 14,205,729
                                                                    ------------
                                                                      29,130,513
                                                                    ------------
Chemical & Allied Products (5.2%)
       419,500    Cytec Industries, Inc. ............                 21,570,690
       933,800    Methanex Corp. ....................                 17,051,188
       302,900    Praxair, Inc. .....................                 13,373,035
                                                                    ------------
                                                                      51,994,913
                                                                    ------------
Diversified Manufacturing Industries (1.6%)
       186,400    ITT Industries, Inc. ..............                 15,741,480
                                                                    ------------
Diversified -- Industrial Products (1.5%)
       422,200    York International Corp. (a) ......                 14,582,788
                                                                    ------------
Electronic Components & Equipment (5.2%)
       652,500    AGL Resources, Inc. ...............                 21,689,100
       279,600    Diebold, Inc. (a) .................                 15,582,108
       553,400    Thomson -- Sponsored ADR ..........                 14,692,770
                                                                    ------------
                                                                      51,963,978
                                                                    ------------
Food & Beverage (2.7%)
       431,100    Allied Domecq PLC Sponsored ADR*(a)                 17,205,201
       260,600    Sysco Corp. .......................                  9,947,102
                                                                    ------------
                                                                      27,152,303
                                                                    ------------
Games & Toys (0.9%)
       479,400 Mattel, Inc.(a).......................                  9,343,506
                                                                    ------------

--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
DECEMBER 31, 2004

================================================================================


                                                                       MARKET
       SHARES                                                          VALUE
     ---------                                                       -----------
MANUFACTURING (CONTINUED)
Glass & Plastic Packaging Products (2.4%)
       372,800    Pactiv Corp.* .....................               $  9,428,112
       326,200    Rexam PLC -- Sponsored ADR (a) ....                 14,724,668
                                                                    ------------
                                                                      24,152,780
                                                                    ------------
Hand Held Tools (0.9%)
       192,700    The Stanley Works (a) .............                  9,440,373
                                                                    ------------
Telecommunications Equipment (0.6%)
       501,000    Corning, Inc.*(a) .................                  5,896,770
                                                                    ------------
                                                                     254,328,551
                                                                    ------------
OIL & GAS (4.6%)
       314,600    EnCana Corp. ......................                 17,951,076
       384,500    Questar Corp. .....................                 19,594,120
       163,100    Weatherford International, Ltd.* ..                  8,367,030
                                                                    ------------
                                                                      45,912,226
                                                                    ------------
SERVICES (8.1%)
Business Services (2.0%)
       419,500    Manpower, Inc. ....................                 20,261,850
                                                                    ------------
Hotels, Restaurants, & Leisure (3.4%)
       640,800    Hilton Hotels Corp. ...............                 14,571,792
     1,435,071    Intercontinental Hotels Group, ADR                  18,110,596
                                                                    ------------
                                                                      32,682,388
                                                                    ------------
Printing & Publishing (1.5%)
       437,815    R.R. Donnelley & Sons Co. (a) .....                 15,450,492
                                                                    ------------
Telecommunications Services (1.2%)
       461,400    Amdocs, Ltd.* .....................                 12,111,750
                                                                    ------------
                                                                      80,506,480
                                                                    ------------
TECHNOLOGY (1.9%)
       734,000    Unova, Inc.* (a) ..................                 18,562,860
                                                                    ------------
TRANSPORTATION (7.0%)
Air Freight (2.0%)
       392,300    CNF, Inc. .........................                 19,654,230
                                                                    ------------
Railroads (5.0%)
       442,800    CSX Corp. .........................                 17,747,424
       408,200    Florida East Coast Industries,
                   Inc. -- Class B ..................                 18,409,820
       384,500    Norfolk Southern Corp. ............                 13,915,055
                                                                    ------------
                                                                      50,072,299
                                                                    ------------
                                                                      69,726,529
                                                                    ------------

                                                                       MARKET
       SHARES                                                          VALUE
     ---------                                                       -----------
WHOLESALE & RETAIL TRADE (6.7%)
Retail Eating & Drinking Places (1.2%)
       244,700    Yum! Brands, Inc. .................               $ 11,544,946
                                                                    ------------
Specialty Retail Stores (5.5%)
       209,700    CVS Corp. .........................                  9,451,179
       722,400    Dollar Tree Stores, Inc.* (a) .....                 20,718,432
       594,200    Foot Locker, Inc. .................                 16,001,806
       209,700    Genuine Parts Co. (a) .............                  9,239,382
                                                                    ------------
                                                                      55,410,799
                                                                    ------------
                                                                      66,955,745
                                                                    ------------
TOTAL COMMON STOCK
 (COST $792,702,718) ................................                922,924,445
                                                                    ------------
SHORT-TERM INVESTMENTS (5.0%)
     24,936,274   BlackRock Liquidity Funds
                  TempCash Portfolio --
                  Institutional Series ..............                 24,936,274
     24,936,273   BlackRock Liquidity Funds
                  TempFund Portfolio --
                  Institutional Series ..............                 24,936,273
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $49,872,547) .................................                 49,872,547
                                                                    ------------

        PAR
     ---------
U.S. TREASURY OBLIGATIONS (2.7%)
     $7,000,000   U. S. Treasury Bills,
                  2.05%, 01/06/05 ...................               $  6,998,007
      8,500,000   U. S. Treasury Bills,
                  1.96%, 01/13/05 ...................                  8,494,446
      5,000,000   U. S. Treasury Bills,
                  1.88%, 01/20/05 ...................                  4,995,039
      4,500,000   U. S. Treasury Bills,
                  1.84%, 01/27/05 ...................                  4,494,020
      2,000,000   U. S. Treasury Bills,
                  2.12%, 02/17/05 (a) ...............                  1,994,374
                                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS
 (COST $26,976,081) .................................                 26,975,886
                                                                    ------------
TOTAL INVESTMENTS (100.0%)
 (COST $869,551,346)+(1) ............................               $999,772,878
                                                                    ============


--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
DECEMBER 31, 2004

================================================================================


                                                                       MARKET
        PAR                                                            VALUE
     ---------                                                       -----------
SHORT-TERM INVESTMENTS HELD AS COLLATERAL
 FOR LOANED SECURITIES
ASSET-BACKED COMMERCIAL PAPER
     2,543,342    Citigroup, 2.30%, 01/10/05 ........               $  2,538,303
                                                                    ------------
CERTIFICATES OF DEPOSIT
     14,673,012   Banco Santander PR, 2.32%, 01/07/05                 14,673,012
     12,615,306   CS First Boston, 2.36%, 01/24/05 ..                 12,615,306
     5,458,486    SE Banken, 2.35%, 01/28/05 ........                  5,458,486
                                                                    ------------
                                                                      32,746,805
                                                                    ------------
FLOATING RATE NOTES
       102,884    Bear Stearns, 2.28%, 01/03/05 .....                    102,884
       459,245    ForeningsSparbanken AB,
                   2.36%, 01/18/05 ..................                    459,175
     9,694,591    Goldman Sachs, 2.33%, 01/03/05 ....                  9,694,591
     1,541,612    Natexis Banques Populaires,
                   2.30%, 01/03/05 ..................                  1,541,612
     2,792,468    Sedna Finance Corp, 2.37%,
                  01/14/05 ..........................                  2,792,468
                                                                    ------------
                                                                      14,590,730
                                                                    ------------

                                                                       MARKET
       SHARES                                                          VALUE
     ---------                                                       -----------
INSTITUTIONAL MONEY MARKET TRUST
     62,750,961   BlackRock Institutional Money
                  Market Trust  .....................               $ 62,750,961
                                                                    ------------

        PAR
     ---------
MASTER NOTE
     3,708,219    Merrill Lynch & Co., Inc.,
                  2.38%, 01/03/05 ...................                  3,708,219
                                                                    ------------
TIME DEPOSIT
     2,806,077    Bank of America, 1.50%, 01/03/05 ..                  2,806,077
       967,590    Chase Manhattan Bank USA,
                  2.25%, 01/03/05 ...................                    967,590
                                                                    ------------
                                                                       3,773,667
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS HELD AS
 COLLATERAL FOR LOANED SECURITIES
 (COST $120,108,605)(2) .............................               $120,108,685
                                                                    ============

---------------
ADR American Depository Receipt.
*   Non-incoming producing security.
(a) Security partially or fully on loan.
+ The cost for Federal income tax purposes is $872,428,193. At December 31, 2004 net unrealized appreciation was $127,344,685. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $131,883,905, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $4,539,220.
(1) At December 31, 2004, the market value of securities on loan for the Mid Cap Value Series was $116,307,933.
(2) The investments held as collateral on loaned securities represented 12.1% of the net assets of the Mid Cap Value Series.


--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2004

================================================================================


                                                                      MID CAP
                                                                    VALUE SERIES
                                                                   -------------
ASSETS
 Investments
   Investments, at cost ........................................    $869,551,346
   Net unrealized appreciation .................................     130,221,532
                                                                   -------------
 Total investments, at value ...................................     999,772,878
 Securities lending collateral .................................     120,108,685
 Receivable for securities sold ................................       8,954,445
 Receivable for Contributions ..................................      10,115,727
 Interest and dividends receivable .............................         723,398
                                                                   -------------
Total assets ...................................................   1,139,675,133
                                                                   -------------
LIABILITIES
 Obligation to return securities lending collateral ............     120,108,685
 Payable for securities purchased ..............................      29,833,881
 Payable for Withdrawals .......................................         299,661
 Accrued management fee ........................................         576,367
 Other accrued expenses ........................................         102,494
                                                                   -------------
Total liabilities ..............................................     150,921,088
                                                                   -------------
NET ASSETS .....................................................    $988,754,045
                                                                   =============




--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2004

================================================================================



                                                                       MID CAP
                                                                    VALUE SERIES
                                                                    ------------
INVESTMENT INCOME
 Dividends ......................................................     $5,879,432
 Interest .......................................................        409,492
 Securities lending .............................................         45,255
 Foreign tax withheld ...........................................       (234,489)
                                                                    ------------
Total investment income .........................................      6,099,690
                                                                    ------------
EXPENSES
 Investment advisory fees .......................................      2,434,366
 Administration and accounting fees .............................        270,527
 Professional fees ..............................................         49,487
 Custody fees ...................................................         57,469
 Compliance services ............................................         12,834
 Trustee fees and expenses ......................................          2,558
 Miscellaneous ..................................................          5,885
                                                                    ------------
Total expenses ..................................................      2,833,126
                                                                    ------------
NET INVESTMENT INCOME ...........................................      3,266,564
                                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain from investments .............................     23,356,751
 Net change in unrealized appreciation (depreciation) of
  investments....................................................     73,759,249
                                                                    ------------
Net realized and unrealized gain on investments .................     97,116,000
                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............   $100,382,564
                                                                    ============




--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS

================================================================================



                                                        MID CAP VALUE SERIES
                                                     ---------------------------
                                                      SIX-MONTH
                                                     PERIOD ENDED
                                                     DECEMBER 31,    YEAR ENDED
                                                         2004         JUNE 30,
                                                     (UNAUDITED)        2004
                                                     ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD ...............    $479,756,908   $169,258,496
                                                     ------------   ------------
OPERATIONS
 Net investment income ..........................       3,266,564        797,988
 Net realized gain from investments .............      23,356,751     44,459,007
 Net change in unrealized appreciation
  (depreciation) of investments..................      73,759,249     33,852,104
                                                     ------------   ------------
   Net increase in net assets resulting from
    operations...................................     100,382,564     79,109,099
                                                     ------------   ------------
TRANSACTIONS IN BENEFICIAL INTEREST
 Contributions ..................................     477,042,569    270,599,880
 Withdrawals ....................................     (68,427,996)   (39,210,567)
                                                     ------------   ------------
   Net increase in net assets resulting from
    transactions in beneficial interests.........     408,614,573    231,389,313
                                                     ------------   ------------
   Total increase in net assets..................     508,997,137    310,498,412
                                                     ------------   ------------
NET ASSETS -- END OF PERIOD .....................    $988,754,045   $479,756,908
                                                     ============   ============




--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

================================================================================


1. DESCRIPTION OF THE TRUST. Mid Cap Value Series (the "Series") is a series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a series separate and distinct from the shares of other series. These financial statements and related notes pertain only to the Mid Cap Value Series. Information regarding other series of the Trust are contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. The Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to the partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Cramer Rosenthal McGlynn, LLC ("CRM") serves as investment adviser to the Series. For its services, CRM receives a fee as follows: .75% up to $1 billion; .70% of next $1 billion; and .65% in excess of $2 billion of the average daily net assets of the Series.

   CRM has contractually agreed to waive its fees or reimburse certain operating expenses of the Series (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.15% of average daily net assets. This undertaking will remain in place until November 1, 2010.



--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

================================================================================

   Rodney Square Management Corporation ("RSMC"), an affiliate of CRM, receives a service fee of 0.006% of the Series average daily net assets under a Compliance, Support and Recordkeeping Services Agreement. From July 1, 2004 to September 30, 2004, RSMC provided administrative and accounting services to the Series. For the period July 1, 2004 to September 30, 2004, RSMC was paid $115,940, by the Mid Cap Value Series.

   Wilmington Trust Company, an affiliate of CRM, serves as custodian and PFPC Trust Company serves as sub-custodian to the Series.

4. SECURITIES LENDING AGREEMENT. The Series may lend its securities, pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. The Series record securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

5. INVESTMENT SECURITIES TRANSACTIONS. During the six-month period ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                        MID CAP
                                                                      VALUE SERIES
                                                                      ------------
  Purchases.......................................................    $769,499,026
  Sales...........................................................     393,584,871




--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

================================================================================


6. FINANCIAL HIGHLIGHTS.

                                                         FOR THE
                                                     SIX-MONTH PERIOD                                              FOR THE PERIOD
                                                          ENDED          FOR THE FISCAL YEARS ENDED JUNE 30,     NOVEMBER 1, 1999(1)
                                                    DECEMBER 31, 2004    -----------------------------------      THROUGH JUNE 30,
                                                       (UNAUDITED)       2004        2003     2002     2001             2000
                                                    -----------------    -----      -----     ----     -----     -------------------
  Mid Cap Value Series
  Total Return....................................        13.31%**       35.74%     (0.58)%   5.27%   43.18%             37.80%**
  Ratios to Average Net Assets:
   Expenses ......................................         0.87%*         0.89%       0.90%   0.92%    0.99%              1.10%*
   Net investment income .........................         1.01%*         0.29%       0.51%   0.24%    0.82%              0.52%*
  Portfolio Turnover Rate.........................           64%**         152%        142%    143%     163%               202%**

---------------
(1) Commencement of operations.
*   Annualized.
**  Not annualized.

7. CONTRACTUAL OBLIGATIONS. The Series enter into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series' have not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.




--------------------------------------------------------------------------------
                                       22

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
  TRUSTEES AND OFFICERS
================================================================================


WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                                       Number of
                                                                                                     Portfolios in
                                                                                 Principal               Fund             Other
                              Position(s)         Term of Office               Occupation(s)            Complex       Directorships
                               Held with           and Length of                During Past           Overseen by        Held by
Name, Address and Age         Fund Complex          Time Served                 Five Years              Trustee          Trustee
---------------------         ------------   ------------------------    ------------------------    -------------   --------------
ROBERT J. CHRISTIAN(1)        Trustee,       Shall serve until death,    Executive Vice                   59         Wilmington
Date of Birth: 2/49           President,     resignation or removal.     President and                               Low Volatility
                              Chief          Trustee, President and      Chief Investment                            Fund of Funds
                              Executive      Chairman of the Board       Officer of Wilmington                       (Closed-End
                              Officer and    since October 1998.         Trust Company since                         Registered
                              Chairman of                                February 1996; President                    Investment
                              the Board                                  of Rodney Square                            Company).
                                                                         Management Corporation
                                                                         ("RSMC") since 1996.

FRED FILOON(2)                Trustee        Shall serve until death,    Senior Vice President,           59         None
520 Madison Avenue                           resignation or removal.     Principal of Cramer
New York, NY 10022                           Trustee since November      Rosenthal McGlynn, LLC
Date of Birth: 3/42                          2004.                       since 1991.

---------------
(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Filoon is an "interested" Trustee by reason of his position as Senior Vice President to Cramer Rosenthal McGlynn LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
  TRUSTEES AND OFFICERS (CONTINUED)
================================================================================


                                                                                                    Number of
                                                                                                  Portfolios in
                                                                              Principal               Fund              Other
                           Position(s)         Term of Office               Occupation(s)            Complex        Directorships
                            Held with           and Length of                During Past           Overseen by         Held by
Name, Address and Age      Fund Complex          Time Served                 Five Years              Trustee           Trustee
---------------------      ------------   ------------------------    ------------------------    -------------   -----------------

INDEPENDENT TRUSTEES
ROBERT H. ARNOLD           Trustee        Shall serve until death,    Founder and                      59         None
Date of Birth: 3/44                       resignation or removal.     co-manages,
                                          Trustee since May           R. H. Arnold & Co.,
                                          1997.                       Inc. (investment
                                                                      banking company)
                                                                      since 1989.

DR. ERIC BRUCKER           Trustee        Shall serve until death,    Professor                        59         Wilmington
Date of Birth: 12/41                      resignation or removal.     of Economics                                Low Volatility
                                          Trustee since October       Widener University                          Fund of Funds
                                          1999.                       since July 2004;                            (Closed-End
                                                                      Formally, Dean,                             Registered
                                                                      School of Business                          Investment
                                                                      Administration of                           Company).
                                                                      Widener University
                                                                      from 2001 to 2004;
                                                                      Prior to that, Dean,
                                                                      College of Business,
                                                                      Public Policy and
                                                                      Health at the University
                                                                      of Maine from September
                                                                      1998 to June 2001.

NICHOLAS A. GIORDANO       Trustee        Shall serve until death,    Consultant, financial            59         Wilmington
Date of Birth: 3/43                       resignation or removal.     services organizations                      Low Volatility
                                          Trustee since October       from 1997 to present;                       Fund of Funds
                                          1998.                       Interim President,                          (Closed-end
                                                                      LaSalle University                          Registered
                                                                      from 1998 to 1999.                          Investment
                                                                                                                  Company);
                                                                                                                  Kalmar Pooled
                                                                                                                  Investment Trust;
                                                                                                                  Independence
                                                                                                                  Blue Cross;
                                                                                                                  Selas Corporation
                                                                                                                  of America
                                                                                                                  (industrial
                                                                                                                  furnaces and
                                                                                                                  ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
  TRUSTEES AND OFFICERS (CONTINUED)
================================================================================


INDEPENDENT TRUSTEES

                                                                                                       Number of
                                                                                                     Portfolios in
                                                                                  Principal              Fund             Other
                                 Position(s)         Term of Office             Occupation(s)           Complex       Directorships
                                  Held with           and Length of              During Past          Overseen by        Held by
Name, Address and Age            Fund Complex          Time Served                Five Years            Trustee          Trustee
---------------------            ------------   ------------------------    ---------------------    -------------   --------------
LOUIS KLEIN, JR.                 Trustee        Shall serve until death,    Self-employed                 59         WHX
Date of Birth: 5/35                             resignation or removal.     financial consultant                     Corporation
                                                Trustee since October       since 1991.                              (industrial
                                                1999.                                                                manufacturer).

CLEMENT C. MOORE, II             Trustee        Shall serve until death,    Managing Partner,             59         None
Date of Birth: 9/44                             resignation or removal.     Mariemont Holdings,
                                                Trustee since October       LLC, (real estate
                                                1999.                       holding and
                                                                            development company)
                                                                            since 1980.

JOHN J. QUINDLEN                 Trustee        Shall serve until death,    Retired since 1993.           59         None
Date of Birth: 5/32                             resignation or removal.
                                                Trustee since October
                                                1999.

MARK A. SARGENT                  Trustee        Shall serve until death,    Dean and Professor of         59         Wilmington
Date of Birth: 4/51                             resignation or removal.     Law, Villanova                           Low Volatility
                                                Trustee since               University School of                     Fund of Funds
                                                November 2001.              Law since July 1997.                     (Closed-end
                                                                                                                     Registered
                                                                                                                     Investment
                                                                                                                     Company).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
  TRUSTEES AND OFFICERS (CONTINUED)
================================================================================


EXECUTIVE OFFICERS

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                               Principal                  Fund            Other
                          Position(s)          Term of Office                Occupation(s)               Complex      Directorships
                           Held with           and Length of                  During Past              Overseen by       Held by
Name, Address and Age     Fund Complex          Time Served                    Five Years                Trustee         Trustee
---------------------    --------------   -----------------------    -----------------------------    -------------   -------------
ERIC K. CHEUNG           Vice President   Shall serve at the         Vice President,                       N/A        N/A
1100 North Market                         pleasure of the Board      Wilmington Trust
Street                                    and until successor is     Company Since 1986;
Wilmington, DE 19890                      elected and qualified.     and Vice President and
Date of Birth: 12/54                      Officer since October      Director of Rodney
                                          1998.                      Square Management
                                                                     Corporation since
                                                                     2001.

JOSEPH M. FAHEY, JR.     Vice President   Shall serve at the         Vice President, Rodney                N/A        N/A
1100 North Market                         pleasure of the Board      Square Management
Street                                    and until successor is     Corporation since
Wilmington, DE 19890                      elected and qualified.     1992.
Date of Birth: 1/57                       Officer since November
                                          1999.

JOHN R. GILES            Chief            Shall serve at the         Senior Vice President,                N/A        N/A
1100 North Market        Financial        pleasure of the Board      Wilmington Trust
Street                   Officer, Vice    and until successor is     Company since 1996.
Wilmington, DE 19890     President        elected and qualified.
Date of Birth: 8/57      and              Officer since December
                         Treasurer        1999.

LEAH M. ANDERSON         Secretary        Shall serve at the         Officer, Wilmington                   N/A        N/A
1100 North Market                         pleasure of the Board      Trust Company since
Street                                    and until successor is     1998. Officer, Rodney
Wilmington, DE 19890                      elected and qualified.     Square Management
Date of Birth: 8/65                       Officer since October      Corporation since
                                          2002.                      1992.

ANNA M. BENCROWSKY       Chief            Shall serve at the         Chief Compliance                      N/A        N/A
1100 North Market        Compliance       pleasure of the Board      Officer, Rodney Square
Street                   Officer          and until successor is     Management Corporation
Wilmington, DE 19890                      elected and qualified.     since 2004; Vice President
Date of Birth: 5/51                       Officer since September    and Chief Compliance
                                          2004.                      Officer, 1838 Investment
                                                                     Advisors, LP From 1998
                                                                     to 2004; Vice President,
                                                                     Secretary, and Treasurer,
                                                                     1838 Investment Advisors
                                                                     Funds from 1995 to 2004;
                                                                     Vice President and Secretary,
                                                                     1838 Bond--Debenture
                                                                     Trading Fund from
                                                                     1982 to 2004.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
  TRUSTEES AND OFFICERS (CONTINUED)
================================================================================


EXECUTIVE OFFICERS

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                     Principal            Fund            Other
                                      Position(s)         Term of Office           Occupation(s)         Complex      Directorships
                                       Held with           and Length of            During Past        Overseen by       Held by
Name, Address and Age                 Fund Complex          Time Served             Five Years           Trustee         Trustee
---------------------                --------------   ----------------------    ------------------    -------------   -------------
WILLIAM P. RICHARDS, JR.             Vice President   Shall serve at the        Managing Director,         N/A             N/A
100 Wilshire Boulevard                                pleasure of the Board     Roxbury Capital
Suite 1000                                            and until successor is    Management LLC
Santa Monica, CA 90401                                elected and qualified.    since 1998.
Date of Birth: 11/36                                  Officer since November
                                                      2004.



VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolios is available, without charge and upon request, on the SEC's website at http:// www.sec.gov. Information regarding how the investment adviser voted proxies for the most recent twelve month period ended June 30 is available without charge and upon request, on the SEC's website listed above.

====================================================    =========================================================
                                                                                CRM
                                                                               FUNDS

TRUSTEES
Robert H. Arnold
Dr. Eric Brucker
Robert J. Christian
Fred Filoon
Nicholas A. Giordano
Louis Klein, Jr.
Clement C. Moore, II                                                          MID CAP
John J. Quindlen                                                             VALUE FUND
Mark A. Sargent

INVESTMENT ADVISER
Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue
White Plains, NY 10604

ADMINISTRATOR                                                               Retail Shares
PFPC INC.
301 Bellevue Parkway                                                      SEMI ANNUAL REPORT
Wilmington, DE 19801                                                      December 31, 2004

LEGAL COUNSEL
Pepper Hamilton LLP

INDEPENDENT AUDITORS
Ernst & Young LLP


                                                                          [GRAPHIC OF HAND]





Investor Information: (800) CRM-2883
http://www.crmfunds.com





THIS REPORT IS AUTHORIZED FOR DISTRIBUTION
ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE
RECEIVED CURRENT PROSPECTUSES OF THE CRM FUNDS.




CRMRETL SAIR                                                                                        THE CRM FUNDS
====================================================    =========================================================

ROXBURY FUNDS
-------------
 PRESIDENT'S MESSAGE
================================================================================


DEAR SHAREHOLDER:

   After spending more than three years pursuing an ever-easier monetary policy, the Federal Reserve ("Fed") embarked on a gradual reversal of that stance beginning in the summer of 2004. Outwardly, that took the form of higher short-term interest rates, which were raised five times by the Fed and ended 2004 125 basis points (1.25%) higher than at the beginning of the year. Much of the economic growth that occurred in 2004 was a direct result of that easing monetary policy. The economic impact of a somewhat tighter monetary policy and higher interest rates will be felt in 2005 and beyond. Generally speaking, it means that we believe economic growth will continue, but will likely be less robust. In addition, inflation and interest rates are likely to rise throughout the year.

   To understand the impact of fiscal and monetary policies upon economic growth it is best to start with some of last year's key events. In 2004, the U.S. economy enjoyed record low interest rates, personal tax cuts, and accelerated depreciation allowances for businesses. Three important sectors of the economy were significantly impacted by this confluence of events--consumer spending, housing, and business expenditures on new plants and equipment (capital spending). A small reversal of fortunes in these factors (caused by either monetary policy or elimination of the accelerated depreciation allowances) will have a dampening impact on economic growth in 2005.

   Consumer spending last year was positively impacted by lower interest rates and especially lower mortgage rates. Mortgage rates hit record lows in 2004. This led to a substantial amount of mortgage re-financing which, in turn, produced: 1) a cash payout as homeowners frequently took equity out of their homes; and, 2) a lower monthly mortgage payment. Consequently, consumer discretionary income was enhanced and overall consumer spending rose 3.5 to 4.0%, after inflation.

   A second positive consequence of low mortgage rates is, of course, housing. New home sales last year reached an all-time record (1.2 million units)--eclipsing the previous record attained in 2003. The low level of mortgage rates, rising family income and employment, and moderate housing price inflation in early 2004 together produced a record high in the housing affordability index. However, late 2004 increases in interest rates and an estimated 12% rise in home prices have combined to reduce the affordability of housing.

   The accelerated depreciation allowances that were available in 2004 were a positive influence on business capital spending, which rose 10% last year (after inflation). The boost this brought to the economy was much needed. The absence of this one-time impact of depreciation acceleration in 2005 could result in a less robust capital spending environment.

   It is possible that we have already seen the lows for inflation for this business cycle. Consumer prices rose 3.2% in 2004 compared with 1.8% in 2003. The rise in inflation is not just a short-term cyclical event. It is also the natural result of an easy Fed policy that we mentioned earlier. Short-term interest rates have been below inflation for more than two years--the longest such pattern in the last 30 years.

   While continued market volatility during 2005 is highly likely, we believe Roxbury's approach of seeking high quality companies with solid growth and compelling valuations will continue to serve shareholders well.

   What's more, I'm happy to introduce Roxbury's newest fund--the Roxbury Micro Cap Fund. This Fund, managed by Laurie Burstein, invests in the market's smallest universe of stocks. Micro-caps have historically
                                       1

ROXBURY FUNDS
-------------
 PRESIDENT'S MESSAGE
================================================================================




offered some of the highest returns of any asset class and Laurie has one of the best long-term records in the business. We are pleased to have her on the Roxbury team.

   For more information on the Roxbury Micro Cap Fund, or any of our other Funds, please call (800) 497-2960.

   Thank you for the continued opportunity to serve your investment needs.



                                     Very truly yours,


                                     /s/ Robert J. Christian

                                     Robert J. Christian
                                     President
                                     WT Mutual Funds

February 4, 2005

Mr. Christian's comments regarding the market and the economy were current as of the date of this letter, and are subject to change at any time.

ROXBURY FUNDS
-------------
 PRESIDENT'S MESSAGE
================================================================================



MANAGEMENT DISCUSSION OF FUND PERFORMANCE

ROXBURY SMALL CAP GROWTH FUND

   Following a sluggish start, the second half of 2004 witnessed a strong, broad based rally in the market that began in earnest following the quick and decisive reelection of President Bush. Within the Russell 2000 Growth Index, a benchmark of small-cap companies, every sector was up in the fourth quarter, and most increased by more than 10%.

   After a tough third quarter, information technology stocks went on to rally more than 18%. The poor fundamentals of software companies, which seemed to stall earlier in the year, now appear strong. Sentiment regarding semiconductor stocks swung positively during the period as inventory concerns subsided. Our stock selection and group weightings in information technology were essentially in line with the benchmark index during this most recent period.

   Industrial and consumer discretionary stocks were also strong performers due to renewed confidence in the economic outlook for 2005. Still, the Roxbury Small Cap Growth Fund (the "Fund") returned 4.21% for the past six months, compared to 8.2% for the Russell 2000 Growth Index. This underperformance was largely due to disappointments in some of our financial and healthcare stocks.

   On the consumer side, though we had few investments in this sector, some retailers in the Fund negatively impacted overall performance after reporting weak same store sales comparisons. Performance was further impacted by an under-investment in industrial stocks, a sector that performed well during the quarter. Unfortunately, most of these companies did not fit our strict valuation parameters.

   Energy took a break in the fourth quarter after being the strongest sector in the previous period, as oil prices dropped to $43 a barrel. Our slim underweight in the sector slightly helped overall performance.

   While we are proud of the Fund's longer term record, one reason the benchmark index managed to pull ahead in the most recent period is that those stocks with the slowest growth and lowest price-earnings multiples in the index were up an average of 18% in the fourth quarter alone, and 37% for all of 2004. Our strict discipline requires us to invest in companies with growth of at least 15%, which kept us out of many of these cheaper stocks.

   Looking ahead, we believe the market will revert to a more normalized scenario in 2005 and reward stocks with higher growth rates and reasonable valuations, such as those in the Fund.

   Small-cap companies appear poised to deliver on higher earnings expectations as we move through an expansionary economic cycle in 2005. Oil prices seem to be in check, at least temporarily. Meanwhile, interest rates are increasing gradually, and the contentious election is behind us. While current valuations now reflect much of this optimism, we remain bullish about small-cap stocks, and small-cap growth stocks in particular, especially over the long haul.

ROXBURY FUNDS
-------------
 PRESIDENT'S MESSAGE
================================================================================



   The following table compares the performance of the Roxbury Small Cap Growth Fund, the S&P 600 Index, and the Russell 2000 Growth Index since the Fund's commencement of operations on January 2, 2003 to December 31, 2004.*


                                                                                                         Average Annual
                                                                                             Six Months    1 Year   Since Inception
Small Cap Growth -- Institutional Class..................................................        4.21%      7.55%        33.93%
Russell 2000 Growth Index................................................................        8.16%     14.31%        26.11%
S&P 600 Index............................................................................       11.47%     22.65%        27.68%

---------------
* Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) 497-2960.

     An investment in the Fund is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risks including a possible loss of the principal amount invested.

     Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

     The performance in the above chart does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

     The benchmark for the Fund has been changed from the S&P 600 Index to the Russell 2000 Growth Index. The S&P 600 Index was not a good proxy for the composite due to sector and capitalization policy changes.

Very truly yours,



/s/ Steven Marshman             /s/ Robert Marvin            /s/ Brian Smoluch

Steven Marshman, CFA            Robert Marvin, CFA           Brian Smoluch, CFA
Portfolio Manager/Analyst       Portfolio Manager/Analyst    Portfolio Manager/Analyst


/s/ Brian Beh

Brian Beh
President/Chief Operating Officer
Roxbury Capital Management, LLC


Distributed by Professional Funds Distributor, LLC. See Financial Highlights

ROXBURY FUNDS
-------------
 PRESIDENT'S MESSAGE
================================================================================



ROXBURY MID CAP FUND

   Stocks rallied in the fourth quarter following the decisive election and a welcome decline in oil prices. Despite rising commodity prices and a falling U.S. dollar, high relative earnings growth for small- and mid-cap companies resulted in increased relative stock price gains, especially compared to the large-cap universe.

   Performance during the period was strong across many sectors, and we saw impressive strength in our homebuilding, retailing, investment services, and healthcare stocks. Unfortunately, weakness in some of our industrial, drug, and information technology stocks hampered the Fund's overall performance.

   The Roxbury Mid Cap Fund slightly underperformed its benchmark index during the fourth quarter, rising 6.14%, compared to 9% for the Russell Mid-Cap Growth Index.

   Stock prices rose less than earnings during 2004, resulting in improved valuations for the overall market. Large- and mid-cap stocks are currently trading at approximately 17 times 2005 estimated earnings, compared to 18 times earnings one year ago. However, mid-cap companies are expected to grow earnings by 17 percent this year, compared to only 11 percent for large-caps, as represented by the Standard & Poor's 500 Index. Therefore, on a price to growth basis, mid-caps remain more attractively valued.

   Roxbury's strategy for investing in mid-cap stocks calls for identifying reasonably priced, well-managed, high-quality, cash-flow generating companies, with growing cash flows and expanding earnings per share. We look for market leaders and deploy a fundamental research process to gain an understanding of our investments and their potential value.

   Within that framework, we continue to invest in leading homebuilders, which are using scale and other advantages to take market share away from smaller competitors. The financial services sector is ripe with opportunities for well-managed companies--including several that we own--to consolidate market share in investment, banking, and insurance services. We also remain enthusiastic about some of the specialty retailers in our Fund that have carved out profitable niches and are rolling out successful store formats across the United States.

   In healthcare, our investments include companies providing innovative solutions and therapies to cost effectively treat a multitude of illnesses. We are also buying service companies focused on delivering high-quality services to customers and good returns to shareholders.

   Our technology investments remain in a wide variety of product and service companies--all of which are profitable, growing, and have strong market share positions.

   While we cannot always protect against losses, Roxbury controls risk in a variety of ways. First and foremost, we only invest in profitable, cash generating operations. These companies are more likely to execute, have the resources to weather tough economic periods, and are poised to grow over the long term. The Fund's holdings are diversified across industries and sectors. Emphasis is placed on investing in areas showing strong growth with attractive valuations.

ROXBURY FUNDS
-------------
 PRESIDENT'S MESSAGE
================================================================================



   We expect continued growth in 2005, but at a slower rate compared to 2004. What's more, the first year of a presidential term is usually good for stocks. Historically, downside during these years has been limited barring some kind of external shock, such as a war, depression, or oil embargo.

   Although the outlook is bright, it is prudent to be aware of potential risks on the horizon. For instance, a dramatic rise in interest rates could hurt the housing market and stifle consumer spending. Also, a dramatic slowdown in growth or a recession in China could ripple through Asia and slow global growth. But while these and other risks are present, we remain optimistic about current prospects for the market.

   While short-term corrections are always a possibility, we believe that the Roxbury Mid-Cap Fund's strategy of investing in high-quality, growing companies trading at reasonable relative valuations will continue to reward investors over the long term.

   The following table compares the performance of the Roxbury Mid Cap Fund, the S&P MidCap 400 Index ("S&P 400") and the Russell Mid Cap Growth Index since the Fund's commencement of operations on December 14, 2000 to December 31, 2004.*


                                                                                                         Average Annual
                                                                                             Six Months    1 Year   Since Inception
Mid Cap..................................................................................       6.14%      13.30%         3.77%
Russell Mid Cap Growth Index.............................................................       8.94%      15.48%        -1.77%
S&P 400..................................................................................       9.80%      16.48%         6.80%

---------------
* Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) 497-2960.

     An investment in the Fund is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risks including a possible loss of the principal amount invested.

     The performance in the above chart does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

     The benchmark for the Fund has been changed from the S&P 400 Index to the Russell Mid Cap Growth Index. The S&P 400 Index was not a good proxy for the composite due to sector and capitalization policy changes.

Very truly yours,


/s/ Alfred J. Lockwood                   /s/ Brian Beh

Alfred J. Lockwood, CPA, CFA             Brian Beh
Co-CIO and Managing Director             President/Chief Operating Officer
Portfolio Manager/Analyst                Roxbury Capital Management, LLC


Distributed by Professional Funds Distributor, LLC. See Financial Highlights

ROXBURY FUNDS
-------------
 EXPENSE DISCLOSURE
================================================================================



                          DISCLOSURE OF FUND EXPENSES
The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund's costs in two ways.

     o ACTUAL FUND RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

     o HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

EXPENSE TABLE


                                                                                    Beginning      Ending                  Expenses
                                                                                     Account      Account     Annualized     Paid
                                                                                      Value        Value       Expense      During
                                                                                     7/01/04      12/31/04     Ratio(1)     Period*
                                                                                    ---------    ---------    ----------   --------
Roxbury Small Cap Growth Fund -- Institutional Shares
Actual Fund Return ..............................................................   $1,000.00    $1,042.10       1.40%       $7.21
Hypothetical 5% Return ..........................................................   $1,000.00    $1,017.94       1.40%       $7.12

Roxbury Small Cap Growth Fund -- Investor Shares
Actual Fund Return ..............................................................   $1,000.00    $1,127.60       1.58%       $8.47
Hypothetical 5% Return ..........................................................   $1,000.00    $1,017.04       1.58%       $8.06

Roxbury Mid Cap Fund -- Class A Shares
Actual Fund Return ..............................................................   $1,000.00    $1,061.40       1.55%       $8.05
Hypothetical 5% Return ..........................................................   $1,000.00    $1,017.19       1.55%       $7.88

---------------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(1) The Roxbury Small Cap Growth Fund and the Roxbury Mid Cap Fund each currently invests 100% of its investable assets in a corresponding series of WT Investment Trust I -- Equity Series. The "Annualized Expense Ratio" includes expenses allocated from their respective series.

ROXBURY FUNDS
-------------
 DISCLOSURE OF PORTFOLIO HOLDINGS
================================================================================



PORTFOLIO HOLDINGS
DECEMBER 31, 2004

The Roxbury Small Cap Growth Fund and the Roxbury Mid Cap Fund each currently invests 100% of their investable assets in a corresponding series of WT Investment Trust I Equity Series. The following tables present the portfolio holdings of each of the corresponding series of the WT Investment Trust I - Equity Series as a percent of their total investments.

SMALL CAP GROWTH SERIES

Common Stock
 Technology                          31.5%
 Healthcare                          19.7
 Industrials                         16.9
 Consumer Discretionary              13.1
 Financials                           5.8
 Energy                               4.5
 Telecommunications Services          1.7
 Consumer Staples                     1.0
 Materials                            0.9
Short-Term Investments                4.9
                                    -----
                                    100.0%
                                    =====


MID CAP SERIES

Common Stock
 Consumer Discretionary              21.6%
 Healthcare                          20.3
 Financials                          19.3
 Information Technology              18.0
 Industrials                          8.8
 Energy                               3.9
 Telecommunications Services          2.7
 Consumer Staples                     2.0
 Materials                            1.8
Short-Term Investments                1.6
                                    -----
                                    100.0%
                                    =====

DISCLOSURE OF PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For the Roxbury Funds, this would be for the fiscal quarters ending September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Roxbury Funds filed its first Form N-Q with the SEC on November 29, 2004. It is available upon request, without charge, by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

ROXBURY FUNDS
-------------
 FINANCIAL STATEMENTS
================================================================================



STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)

                                                       Small Cap
                                                         Growth        Mid Cap
                                                          Fund           Fund
                                                      ------------   -----------
ASSETS:
Investment in Series, at value ...................    $118,864,593   $13,996,622
Receivable for Fund shares sold ..................          30,000        28,000
Receivable for investment in Series withdrawn ....          60,000            --
                                                      ------------   -----------
Total assets .....................................     118,954,593    14,024,622
                                                      ------------   -----------
LIABILITIES:
Payable for Fund shares redeemed .................          60,000            --
Payable for investment in Series .................          30,000        28,000
Accrued expenses .................................           7,014        12,251
                                                      ------------   -----------
Total liabilities ................................          97,014        40,251
                                                      ------------   -----------
NET ASSETS .......................................    $118,857,579   $13,984,371
                                                      ============   ===========
NET ASSETS CONSIST OF:
Paid-in capital ..................................    $109,495,324   $12,719,753
Accumulated net investment loss ..................        (383,984)      (65,415)
Accumulated net realized loss on investments .....      (1,332,684)     (997,990)
Net unrealized appreciation of investments .......      11,078,923     2,328,023
                                                      ------------   -----------
NET ASSETS .......................................    $118,857,579   $13,984,371
                                                      ============   ===========
NET ASSETS BY SHARE CLASS:
 Institutional Shares ............................    $118,851,944
 Investor Shares .................................           5,635
 Class A Shares ..................................              --   $13,984,371
                                                      ------------   -----------
                                                      $118,857,579   $13,984,371
                                                      ============   ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING
 ($0.01 par value, unlimited authorized shares):
 Institutional Shares ............................       6,948,698            --
 Investor Shares .................................             330            --
 Class A Shares ..................................              --     2,453,846
NET ASSET VALUE, offering and redemption price
  per share:
 Institutional Shares ............................    $      17.10
                                                      ============
 Investor Shares .................................    $      17.09
                                                      ============
 Class A Shares ..................................                   $      5.70
 Sales charge (maximum of 5.50% of offering
  price)..........................................                          0.33
                                                                     -----------
 Offering Price ..................................                   $      6.03
                                                                     ===========


    The accompanying notes are an integral part of the financial statements.

ROXBURY FUNDS
-------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2004 (Unaudited)

                                                         Small Cap
                                                           Growth       Mid Cap
                                                            Fund         Fund
                                                         ----------   ----------
NET INVESTMENT INCOME (LOSS) FROM SERIES:
 Dividends (net of foreign tax withheld) ............    $   56,717   $   31,446
 Interest ...........................................        34,807        2,916
 Expenses ...........................................      (400,967)     (72,187)
                                                         ----------   ----------
    Net investment loss from Series .................      (309,443)     (37,825)
                                                         ----------   ----------
EXPENSES:
 Administration and accounting fees .................        25,920       22,815
 Transfer agent fees ................................        12,163       33,029
 Distribution fees ..................................             3           --
 Shareholder service fees ...........................            --       15,609
 Reports to shareholders ............................         7,455        1,870
 Compliance Services ................................         1,213          211
 Trustees' fees .....................................         6,802        6,880
 Registration fees ..................................        18,820        1,468
 Professional fees ..................................         4,869        2,641
 Other ..............................................         2,301        2,363
                                                         ----------   ----------
   Total expenses before fee waivers and expense
  reimbursements.....................................        79,546       86,886
   Expenses reimbursed...............................            --      (39,509)
   Administration and accounting fees waived.........        (3,285)     (15,210)
   Administration and accounting fees waived --
    Institutional....................................        (1,643)          --
   Administration and accounting fees waived --
    Investor.........................................        (3,105)      (7,605)
                                                         ----------   ----------
    Total expenses, net .............................        71,513       24,562
                                                         ----------   ----------
 Net investment loss ................................      (380,956)     (62,387)
                                                         ----------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS FROM SERIES:
 Net realized loss on investments ...................      (938,925)    (961,428)
 Net change in unrealized appreciation
  (depreciation) on investments......................     5,962,718    1,883,057
                                                         ----------   ----------
 Net gain on investments from Series ................     5,023,793      921,629
                                                         ----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $4,642,837   $  859,242
                                                         ==========   ==========


    The accompanying notes are an integral part of the financial statements.

ROXBURY FUNDS
-------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2004 (Unaudited)

                                                       Small Cap
                                                         Growth        Mid Cap
                                                          Fund           Fund
                                                      ------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss .............................    $   (380,956)  $   (62,387)
 Net realized loss on investments ................        (938,925)     (961,428)
 Net change in unrealized appreciation
  (depreciation) of investments...................       5,962,718     1,883,057
                                                      ------------   -----------
 Net increase in net assets resulting from
  operations......................................       4,642,837       859,242
                                                      ------------   -----------
Distributions to shareholders from net realized
  gain............................................      (1,490,330)      (24,519)
                                                      ------------   -----------
Fund share transactions (a):
 Proceeds from shares sold-Institutional Shares ..      71,033,629            --
 Proceeds from shares sold-Investor Shares .......           5,000            --
 Proceeds from shares sold-Class A ...............              --     1,501,922
 Cost of shares issued on reinvestment of
  distributions-Institutional Shares..............       1,348,224            --
 Cost of shares issued on reinvestment of
  distributions-Investor Shares...................             113            --
 Cost of shares issued on reinvestment of
  distributions-Class A...........................              --        21,127
 Cost of shares redeemed-Institutional Shares           (6,999,061)           --
 Cost of shares redeemed-Investor Shares .........              --            --
 Cost of shares redeemed-Class A .................              --    (1,123,392)
                                                      ------------   -----------
Net increase in net assets from Fund share
  transactions....................................      65,387,905       399,657
                                                      ------------   -----------
Total increase in net assets .....................      68,540,412     1,234,380
                                                      ------------   -----------
NET ASSETS:
 Beginning of period .............................      50,317,167    12,749,991
                                                      ------------   -----------
 End of period ...................................    $118,857,579   $13,984,371
                                                      ============   ===========
Accumulated net investment loss ..................    $   (383,984)  $   (65,415)
                                                      ============   ===========

                                                         Shares         Shares
                                                      ------------   -----------
(A) TRANSACTIONS IN CAPITAL SHARES WERE:
 Shares sold-Institutional Shares ................       4,303,827            --
 Shares issued on reinvestment of
  distributions-Institutional Shares..............          80,013            --
 Shares redeemed-Institutional Shares ............        (438,533)           --
                                                      ------------
                                                         3,945,307
                                                      ------------
 Shares sold-Investor Shares .....................             323            --
 Shares issued on reinvestment of
  distributions-Investor Shares...................               7            --
 Shares redeemed-Investor Shares .................              --            --
                                                      ------------
                                                               330
                                                      ------------
 Shares sold-Class A .............................              --       299,063
 Shares issued on reinvestment of
  distributions-Class A...........................              --         3,806
 Shares redeemed-Class A .........................              --      (218,603)
                                                                     -----------
                                                                          84,266
                                                                     -----------
 Net increase in shares ..........................       3,945,637        84,266
                                                      ============   ===========

    The accompanying notes are an integral part of the financial statements.

ROXBURY FUNDS
-------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2004

                                                        Small Cap
                                                         Growth        Mid Cap
                                                          Fund           Fund
                                                       -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss ..............................    $  (503,737)  $   (47,706)
 Net realized gain on investments .................      2,333,073       101,269
 Net change in unrealized appreciation
  (depreciation) of investments....................      4,359,850       377,472
                                                       -----------   -----------
 Net increase in net assets resulting from
  operations.......................................      6,189,186       431,035
                                                       -----------   -----------
Distributions to shareholders from net realized
  gain.............................................       (837,985)           --
                                                       -----------   -----------
Fund share transactions (a):
 Proceeds from shares sold ........................     39,815,751    11,664,387
 Cost of shares issued on reinvestment of
  distributions....................................        723,329
 Cost of shares redeemed ..........................     (4,408,530)     (382,478)
                                                       -----------   -----------
Net increase in net assets from Fund share
  transactions.....................................     36,130,550    11,281,909
                                                       -----------   -----------
Total increase in net assets ......................     41,481,751    11,712,944
                                                       -----------   -----------
NET ASSETS:
 Beginning of year ................................      8,835,416     1,037,047
                                                       -----------   -----------
 End of year ......................................    $50,317,167   $12,749,991
                                                       ===========   ===========
Accumulated net investment loss ...................    $    (3,028)  $    (3,028)
                                                       ===========   ===========

                                                         Shares         Shares
                                                       -----------   -----------
(A) TRANSACTIONS IN CAPITAL SHARES WERE:
 Shares sold ......................................      2,534,576     2,199,324
 Shares issued on reinvestment of distributions ...         46,576            --
 Shares redeemed ..................................       (270,146)      (74,502)
                                                       -----------   -----------
 Net increase in shares ...........................      2,311,006     2,124,822
 Shares outstanding - Beginning of year ...........        692,385       244,758
                                                       -----------   -----------
 Shares outstanding - End of year .................      3,003,391     2,369,580
                                                       ===========   ===========

    The accompanying notes are an integral part of the financial statements.

ROXBURY FUNDS
-------------
 FINANCIAL HIGHLIGHTS
================================================================================



The following tables includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto. The total return in the table represents the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions).

                                                                                  For the
                                                                                 Six-Month                          For the Period
                                                                                Period Ended      For the Fiscal  January 2, 2003(1)
                                                                             December 31, 2004      Year Ended          through
                                                                                (Unaudited)       June 30, 2004      June 30, 2003
                                                                             -----------------    --------------   ----------------
SMALL CAP GROWTH FUND(4) -- INSTITUTIONAL SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD...................................         $  16.75           $  12.76          $  10.00
                                                                                  --------           --------          --------
INVESTMENT OPERATIONS:
 Net investment loss(3)..................................................            (0.05)             (0.25)            (0.09)
 Net realized and unrealized gain on investments.........................             0.75               4.64              2.85
                                                                                  --------           --------          --------
   Total from investment operations......................................             0.70               4.39              2.76
                                                                                  --------           --------          --------
DISTRIBUTIONS:
 From net realized gains.................................................            (0.35)             (0.40)               --
                                                                                  --------           --------          --------
NET ASSET VALUE -- END OF PERIOD.........................................         $  17.10           $  16.75          $  12.76
                                                                                  ========           ========          ========

TOTAL RETURN.............................................................            4.21%**           34.67%            27.60%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(2)
 Expenses:
   Including expense limitations.........................................            1.40%*             1.69%             1.75%*
   Excluding expense limitations.........................................            1.41%*             1.79%             9.13%*
 Net investment loss.....................................................          (1.12)%*           (1.53)%           (1.45)%*
Portfolio turnover.......................................................              82%**             172%               86%**
Net assets at end of period (000 omitted)................................         $118,852           $ 50,317          $  8,835

---------------
*  Annualized.
**  Not Annualized.
(1) Commencement of operations.
(2) The expense and net investment income (loss) ratios include expenses allocated from the WT Investment Trust I -- Small Cap Growth Series (the "Series") and the portfolio turnover reflects investment activity of the Series.
(3) The net investment loss per share was calculated using average shares outstanding method.
(4) Effective May 5, 2004, the Wilmington Small Cap Growth Portfolio changed its name to the Roxbury Small Cap Growth Fund.


    The accompanying notes are an integral part of the financial statements.

ROXBURY FUNDS
-------------
 FINANCIAL HIGHLIGHTS -- continued
================================================================================


                                                            For the Period
                                                          September 30, 2004(1)
                                                                through
                                                           December 31, 2004
                                                              (Unaudited)
                                                               --------
SMALL CAP GROWTH FUND -- INVESTOR SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD ...............         $  15.48
                                                               --------
INVESTMENT OPERATIONS:
 Net investment loss(3)...............................            (0.05)
 Net realized and unrealized gain on investments .....             2.01
                                                               --------
   Total from investment operations...................             1.96
                                                               --------
DISTRIBUTIONS:
 From net realized gains .............................            (0.35)
                                                               --------
NET ASSET VALUE -- END OF PERIOD .....................         $  17.09
                                                               ========
TOTAL RETURN .........................................           12.76%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(2)
 Expenses:
   Including expense limitations......................            1.58%*
   Excluding expense limitations......................          232.64%*
 Net investment loss .................................          (1.28)%*
Portfolio turnover ...................................              82%**
Net assets at end of period (000 omitted) ............         $      6

---------------
*   Annualized.
**  Not Annualized.
(1) Commencement of operations.
(2) The expense and net investment income (loss) ratios include expenses allocated from the WT Investment Trust I -- Small Cap Growth Series (the "Series") and the portfolio turnover reflects investment activity of the Series.
(3) The net investment loss per share was calculated using average shares outstanding method.


    The accompanying notes are an integral part of the financial statements.

ROXBURY FUNDS
-------------
 FINANCIAL HIGHLIGHTS -- continued
================================================================================



                                                              For the
                                                             Six-Month           For the Fiscal Years Ended        For the Period
                                                           Period Ended                   June 30,              December 14, 2000(1)
                                                         December 31, 2004    --------------------------------         through
                                                            (Unaudited)        2004        2003        2002         June 30, 2001
                                                         -----------------   --------    --------    ---------   ------------------
MID CAP FUND -- CLASS A SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD...............        $   5.38        $   4.24    $   4.32    $    5.55        $   5.00
                                                             --------        --------    --------    ---------        --------
INVESTMENT OPERATIONS:
 Net investment loss(3)..............................           (0.03)          (0.05)      (0.05)       (0.06)          (0.04)
 Net realized and unrealized gain (loss) on
  investments........................................            0.36            1.19       (0.03)       (1.08)           0.59
                                                             --------        --------    --------    ---------        --------
   Total from investment operations..................            0.33            1.14       (0.08)       (1.14)           0.55
                                                             --------        --------    --------    ---------        --------
DISTRIBUTIONS:
 From net realized gains.............................           (0.01)             --          --        (0.09)             --
                                                             --------        --------    --------    ---------        --------
NET ASSET VALUE -- END OF PERIOD.....................        $   5.70        $   5.38    $   4.24    $    4.32        $   5.55
                                                             ========        ========    ========    =========        ========
TOTAL RETURN(4)                                                 6.14%**        26.89%     (1.85)%     (20.82)%          11.00%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(2)
 Expenses:
   Including expense limitations.....................           1.55%*          1.55%       1.55%        1.55%           1.55%*
   Excluding expense limitations.....................           2.55%*          5.18%      38.22%       63.66%         228.87%*
 Net investment loss.................................         (1.00)%*        (1.05)%     (1.07)%      (1.30)%         (1.22)%*
Portfolio turnover...................................             55%**           79%        119%         116%             47%**
Net assets at end of period (000 omitted)............        $ 13,984        $ 12,750    $  1,037    $     508        $     81

---------------
*   Annualized.
**  Not Annualized.
(1) Commencement of operations.
(2) The expense and net investment income (loss) ratios include expenses allocated from the WT Investment Trust I -- Mid Cap Series (the "Series") and the portfolio turnover reflects investment activity of the Series.
(3) The net investment loss per share was calculated using average shares outstanding method.
(4) Excluding sales charge.


    The accompanying notes are an integral part of the financial statements.

ROXBURY FUNDS
-------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================


1. DESCRIPTION OF THE FUND. Roxbury Small Cap Growth Fund (formerly Wilmington Small Cap Growth Portfolio) and the Roxbury Mid Cap Fund (each, a "Fund" and collectively, the "Funds") are series of WT Mutual Fund (the "Company"). The Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a portfolio that is separate and distinct from the shares in any other portfolio and to further divide shares of any portfolio into one or more separate and distinct classes of shares. These financial statements and related notes pertain only to the Funds. Information regarding other series of the Company is contained in separate reports to their shareholders.

   The Small Cap Growth Fund offers two classes of shares: Investor Shares and Institutional Shares. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee of 0.25% of average net assets. The Mid Cap Fund has three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge of up to 5.50% and are subject to an ongoing shareholder service fee of 0.25% of average net assets. Class B shares are sold with a back-end sales charge that declines from 5.00% to zero if redeemed within 6 years of purchase and are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and shareholder service fee of 0.25% of average net assets. Class B shares automatically convert to Class A shares after 8 years. Class C shares are sold with a back-end sales charge of 1% if redeemed within 18 months of purchase and are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and shareholder service fee of 0.25% of average net assets. As of December 31, 2004, only Class A shares were offered and outstanding.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I ("Series") which has the same investment objective, policies and limitations as the Fund. The performance of each Fund is directly affected by the performance of its corresponding Series. As of December 31, 2004, the Small Cap Growth Fund and Mid Cap Fund owned approximately 78% and 100%, respectively, of their corresponding Series. The financial statements of each Series, including its schedule of investments, are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Funds:

   Valuation of Investment in Series. Valuation of each Fund's investment in its Series is based on the underlying securities held by that Series. Each Fund is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Therefore, no Federal income tax provision is required.

ROXBURY FUNDS
-------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================



   Investment Income. Each Fund records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Fund records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain or loss on investments are allocated among each Fund's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to the class.

   Distributions to Shareholders. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Funds do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to the Series is Roxbury Capital Management, LLC ("Roxbury"). Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   Rodney Square Management Corporation ("RSMC"), an affiliate of Roxbury, receives a service fee of 0.006% of each Fund's average daily net assets under a Compliance, Support and Recordkeeping Services Agreement. From July 1, 2004 to September 30, 2004, RSMC also served as administrator and accounting agent to the Funds. From July 1, 2004 to September 30, 2004, RSMC was paid $7,875 and $4,500 by the Small Cap Growth Fund and the Mid Cap Growth Fund, respectively, for its administrative and accounting services.

   Roxbury has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.75% and 1.55% of average daily net assets of the Small Cap Growth Fund and Mid Cap Fund. These undertakings will remain in place until January 1, 2006 for the Small Cap Growth Fund and November 2015 for the Mid Cap Fund unless the Board of Trustees approves their earlier termination. During the period July 1, 2004 to December 31, 2004, Roxbury reimbursed expenses in the amount of $39,509 for the Mid Cap Fund.

ROXBURY FUNDS
-------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================



4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes.

   The tax character of distributions paid was as follows:

                                                             Small Cap     Mid Cap
                                                            Growth Fund     Fund
                                                            -----------    -------
  Six-month period ended December 31, 2004
  Ordinary Income .......................................    $1,448,187    $    --
  Long-Term Capital Gains ...............................        42,143     24,519
                                                             ----------    -------
  Total Distributions ...................................    $1,490,330    $24,519
                                                             ==========    =======

                                                             Small Cap     Mid Cap
                                                            Growth Fund     Fund
                                                            -----------    -------
  Year ended June 30, 2004
  Ordinary Income .......................................     $837,985       $--
                                                              --------       ---
  Total Distributions ...................................     $837,985       $--
                                                              ========       ===

   The components of accumulated earnings (deficit) on a tax basis are determined at fiscal year-end. Accordingly, tax-basis balances have not been determined as of December 31, 2004.

5. CONTRACTUAL OBLIGATIONS. The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.

WT INVESTMENT TRUST I -- EQUITY SERIES
--------------------------------------
 SEMI-ANNUAL REPORT / DECEMBER 31, 2004 (UNAUDITED)
================================================================================




          (The following pages should be read in conjunction with the
                         Funds' Financial Statements.)

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP GROWTH SERIES
----------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
 (Showing Percentage of Total Investments)
================================================================================

                                                                        Value
                                                           Shares      (Note 2)
                                                           -------   -----------
COMMON STOCK -- 95.1%
 CONSUMER DISCRETIONARY  -- 13.1%
 BROADCASTING & CABLE -- 2.6%
   Entravision Communications
    Corp. - Class A* ..................................    194,875   $ 1,627,206
   Radio One, Inc. - Class D*..........................    144,950     2,336,593
                                                                     -----------
                                                                       3,963,799
                                                                     -----------
  DISTRIBUTORS -- 1.0%
   Wesco International, Inc.*..........................     53,915     1,598,041
                                                                     -----------
  HOTELS, RESTAURANTS & LEISURE -- 0.7%
   Ruby Tuesday, Inc...................................     39,695     1,035,246
                                                                     -----------
  HOUSEHOLD DURABLES -- 3.4%
   Champion Enterprises, Inc.*.........................    143,195     1,692,565
   Standard Pacific Corp...............................     35,580     2,282,100
   Tempur-Pedic International, Inc.*...................     58,595     1,242,214
                                                                     -----------
                                                                       5,216,879
  LEISURE EQUIPMENT & PRODUCTS -- 1.5%
   Leapfrog Enterprises, Inc.*.........................     80,840     1,099,424
   The Nautilus Group, Inc.............................     52,435     1,267,354
                                                                     -----------
                                                                       2,366,778
                                                                     -----------
  INTERNET & CATALOG RETAIL -- 0.8%
   Blue Nile, Inc.*....................................     43,180     1,192,632
                                                                     -----------
  SPECIALTY RETAIL -- 3.1%
   Hot Topic, Inc.*....................................     91,130     1,566,525
   The Finish Line, Inc. - Class A.....................    111,990     2,049,417
   O'Reilly Automotive, Inc.*..........................     24,235     1,091,787
                                                                     -----------
                                                                       4,707,729
                                                                     -----------
  TOTAL CONSUMER DISCRETIONARY ...................................    20,081,104
                                                                     -----------
 CONSUMER STAPLES -- 1.0%
  PERSONAL PRODUCTS -- 1.0%
   USANA Health Sciences, Inc.*........................     43,555     1,489,581
                                                                     -----------
  TOTAL CONSUMER STAPLES .........................................     1,489,581
                                                                     -----------
 ENERGY -- 4.5%
  ENERGY EQUIPMENT & SERVICES -- 3.1%
   Tidewater, Inc......................................     63,335     2,255,359
   Unit Corp.*.........................................     64,795     2,475,818
                                                                     -----------
                                                                       4,731,177
                                                                     -----------

                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
 OIL & GAS -- 1.4%
   Range Resources Corp..................................    54,570   $1,116,502
   Tsakos Energy Navigation, Ltd.........................    27,870      997,467
                                                                      ----------
                                                                       2,113,969
                                                                      ----------
 TOTAL ENERGY .....................................................    6,845,146
                                                                      ----------
 FINANCIALS -- 5.8%
  CAPITAL MARKETS -- 1.2%
   Affiliated Managers Group, Inc.*......................    26,845    1,818,480
                                                                      ----------
  DIVERSIFIED FINANCIAL SERVICES -- 0.7%
   Superior Essex, Inc.*.................................    57,820    1,086,727
                                                                      ----------
  INSURANCE -- 2.7%
   Direct General Corp...................................    61,875    1,986,188
   Philadelphia Consolidated Holding
    Corp.* ..............................................    33,155    2,192,871
                                                                      ----------
                                                                       4,179,059
                                                                      ----------
  THRIFTS & MORTGAGE FINANCING -- 1.2%
   Sterling Financial Corp.*.............................    47,245    1,854,839
                                                                      ----------
  TOTAL FINANCIALS ................................................    8,939,105
                                                                      ----------
 HEALTHCARE -- 19.7%
  BIOTECHNOLOGY -- 5.2%
   Alkermes, Inc.*.......................................    74,010    1,042,801
   Animas, Corp.*........................................    62,330      974,218
   Digene Corp.*.........................................    51,540    1,347,771
   ID Biomedical Corp.*..................................    59,030      878,957
   Neurocrine Biosciences, Inc.*.........................    34,610    1,706,273
   Vaxgen, Inc.*.........................................    29,950      509,150
   Vicuron Pharmaceuticals Inc.*.........................    90,785    1,580,567
                                                                      ----------
                                                                       8,039,737
                                                                      ----------
  HEALTH CARE EQUIPMENT SUPPLIES -- 4.2%
   Advanced Neuromodulation Systems, Inc.* ..............    45,145    1,781,422
   Arthrocare Corp.*.....................................    59,730    1,914,944
   Intermagnetics General Corp.*.........................    68,500    1,740,585
   SonoSite, Inc.*.......................................    30,410    1,032,420
                                                                      ----------
                                                                       6,469,371
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP GROWTH SERIES
----------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================

                                                                        Value
                                                           Shares      (Note 2)
                                                           -------   -----------
  HEALTH CARE PROVIDERS & SERVICE -- 9.1%
   Amedisys, Inc.*.....................................    101,055   $ 3,273,170
   Henry Schein, Inc.*.................................     31,200     2,172,768
   ICON PLC - ADR*.....................................     38,060     1,471,019
   Symbion, Inc.*......................................    108,900     2,404,512
   TLC Vision Corp.*...................................    214,205     2,234,158
   United Surgical Partners
    International, Inc.* ..............................     57,745     2,407,966
                                                                     -----------
                                                                      13,963,593
                                                                     -----------
  PHARMACEUTICALS -- 1.2%
   Flamel Technologies S.A. - ADR*.....................     83,575     1,628,877
   Pain Therapeutics, Inc.*............................     36,708       264,665
                                                                     -----------
                                                                       1,893,542
                                                                     -----------
  TOTAL HEALTHCARE ...............................................    30,366,243
                                                                     -----------
 INDUSTRIALS -- 16.9%
  BUILDING PRODUCTS -- 0.4%
   Interline Brands, Inc.*.............................     34,420       605,448
                                                                     -----------
  COMMERCIAL SERVICES & SUPPLIES -- 5.8%
   Corrections Corp. of America*.......................     39,300     1,589,685
   Laureate Education, Inc.*...........................     73,520     3,241,496
   Navigant Consulting, Inc.*..........................     39,105     1,040,193
   Peoplesupport, Inc.*................................     82,520       838,403
   Sotheby's Holdings, Inc. - Class A* ................     44,535       808,756
   The Corporate Executive Board Co. ..................     20,900     1,399,046
                                                                     -----------
                                                                       8,917,579
                                                                     -----------
 CONSTRUCTION & ENGINEERING -- 1.5%
   Perini Corp.*.......................................    136,395     2,276,433
                                                                     -----------
 MACHINERY -- 5.7%
   Briggs & Stratton Corp..............................     58,270     2,422,867
   CLARCOR, Inc........................................     45,625     2,498,880
   IDEX Corp...........................................     41,880     1,696,140
   Oshkosh Truck Corp..................................     30,220     2,066,444
                                                                     -----------
                                                                       8,684,331
                                                                     -----------
  RAIL & ROAD -- 3.5%
   Overnite Corp.......................................     52,265     1,946,349
   Sirva, Inc.*........................................     76,925     1,478,499
   Werner Enterprises, Inc.............................     84,245     1,907,307
                                                                     -----------
                                                                       5,332,155
                                                                     -----------
 TOTAL INDUSTRIALS ....................................               25,815,946
                                                                     -----------

                                                                         Value
                                                            Shares     (Note 2)
                                                            -------   ----------
INFORMATION TECHNOLOGY -- 31.5%
 COMMUNICATIONS EQUIPMENT -- 3.7%
   Finisar Corp.*.......................................    520,200   $1,186,056
   Harmonic Lightwaves, Inc.*...........................    257,585    2,148,259
   MRV Communications, Inc.*............................    195,385      717,063
   Seachange International, Inc.*.......................     95,530    1,666,043
                                                                      ----------
                                                                       5,717,421
                                                                      ----------
 COMPUTERS & PERIPHERALS -- 2.1%
   Applied Films Corp.*.................................     75,520    1,628,211
   Dot Hill Systems Corp.*..............................    200,460    1,571,606
                                                                      ----------
                                                                       3,199,817
                                                                      ----------
 ELECTRICAL EQUIPMENT & INSTRUMENTS -- 2.5%
   BEI Technologies, Inc................................     37,090    1,145,339
   OSI Systems, Inc.*...................................     56,235    1,277,097
   Radisys Corp.*.......................................     73,335    1,433,699
                                                                      ----------
                                                                       3,856,135
                                                                      ----------
 INTERNET SOFTWARE & SERVICES -- 2.8%
   Digitas, Inc.*.......................................    157,515    1,504,268
   FindWhat.com*........................................     56,445    1,000,770
   Niku Corp.*..........................................     90,603    1,826,556
                                                                      ----------
                                                                       4,331,594
                                                                      ----------
 IT SERVICES -- 3.7%
   Alliance Data Systems Corp.*.........................     53,420    2,536,382
   Euronet Worldwide, Inc.*.............................     54,655    1,422,123
   Global Payments, Inc.................................     27,870    1,631,510
                                                                      ----------
                                                                       5,590,015
                                                                      ----------
 SEMICONDUCTORS & SEMI EQUIPMENT -- 4.4%
   Credence Systems Corp.*..............................    156,300    1,430,145
   Microtune, Inc.*.....................................    152,400      931,164
   Sigmatel, Inc.*......................................     73,535    2,612,699
   Ultratech, Inc.*.....................................     92,670    1,746,830
                                                                      ----------
                                                                       6,720,838
                                                                      ----------

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP GROWTH SERIES
----------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================

                                                                        Value
                                                          Shares      (Note 2)
                                                          -------   ------------
 SOFTWARE -- 12.3%
   Kronos, Inc.*......................................     43,715   $  2,235,148
   Macrovision Corp.*.................................     54,410      1,399,425
   Manhattan Associates, Inc.*........................    109,650      2,618,442
   Mentor Graphics Corp.*.............................    202,360      3,094,083
   MicroStrategy, Inc. - Class A*.....................     36,110      2,175,628
   Quest Software, Inc.*..............................     69,045      1,101,268
   RADWARE, Ltd.*.....................................    114,320      2,987,182
   Serena Software, Inc.*.............................     75,510      1,634,036
   Witness Systems, Inc.*.............................     93,795      1,637,661
                                                                    ------------
                                                                      18,882,873
                                                                    ------------
  TOTAL INFORMATION TECHNOLOGY ..................................     48,298,693
                                                                    ------------
MATERIALS -- 0.9%
 CHEMICALS -- 0.9%
   Airgas, Inc........................................     51,790      1,372,953
                                                                    ------------
TOTAL MATERIALS .................................................      1,372,953
                                                                    ------------
TELECOMMUNICATION SERVICES -- 1.7%
 DIVERSIFIED TELECOM SERVICES -- 1.7%
   PTEK Holdings, Inc.*...............................    238,330      2,552,514
                                                                    ------------
 TOTAL TELECOMMUNICATION SERVICES ...............................      2,552,514
                                                                    ------------
 TOTAL COMMON STOCK
   (Cost $129,737,008) ..........................................    145,761,285
                                                                    ------------


                                                                        Value
                                                         Shares       (Note 2)
                                                        ---------   ------------
SHORT-TERM INVESTMENTS -- 4.9%
   BlackRock Liquidity Funds
    TempCash Portfolio -
    Institutional Series ...........................    3,780,618   $  3,780,618
   BlackRock Liquidity Funds
    TempFund Portfolio -
    Institutional Series ...........................    3,780,618      3,780,618
                                                                    ------------
  TOTAL SHORT-TERM INVESTMENTS
   (Cost $7,561,236) ............................................      7,561,236
                                                                    ------------
TOTAL INVESTMENTS
 (Cost $137,298,244)+ -- 100.0% .................................   $153,322,521
                                                                    ============

---------------
ADR American Depository Receipt
*  Non-income producing security.
+ The cost for Federal income tax purposes is $138,288,451. At December 31, 2004, net unrealized appreciation was $15,034,070. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $15,919,599 and aggregate gross unrealized depreciation for all securities for which an excess of tax cost over market value of $885,529.


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- / MID CAP SERIES
-----------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
 (Showing Percentage of Total Investments)
================================================================================

                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
COMMON STOCK -- 98.4%
 CONSUMER DISCRETIONARY -- 21.6%
  MULTILINE RETAIL -- 1.9%
   Dollar Tree Stores, Inc.*.............................    9,200    $  263,856
                                                                      ----------
  HOUSEHOLD DURABLES -- 6.4%
   D.R. Horton, Inc......................................    8,295       334,371
   Toll Brothers, Inc.*..................................    6,200       425,382
   Yankee Candle Co., Inc.*..............................    4,100       136,038
                                                                      ----------
                                                                         895,791
                                                                      ----------
  HOTELS, RESTAURANTS, & LEISURE -- 4.6%
   Harrah's Entertainment, Inc...........................    5,500       367,895
   Panera Bread Co. - Class A*...........................    3,500       141,120
   The Cheesecake Factory, Inc.*.........................    4,050       131,504
                                                                      ----------
                                                                         640,519
                                                                      ----------
  SPECIALTY RETAIL -- 8.7%
   Abercrombie & Fitch Co. - Class A ....................    5,875       275,831
   Advance Auto Parts, Inc.*.............................    8,800       384,384
   Ross Stores, Inc......................................    9,800       282,926
   Tractor Supply Co.*...................................    7,200       267,912
                                                                      ----------
                                                                       1,211,053
                                                                      ----------
 TOTAL CONSUMER DISCRETIONARY .....................................    3,011,219
                                                                      ----------
 CONSUMER STAPLES -- 2.0%
  PERSONAL PRODUCTS -- 2.0%
   Alberto-Culver Co. - Class B..........................    5,717       277,675
                                                                      ----------
  TOTAL CONSUMER STAPLES ..........................................      277,675
                                                                      ----------
 ENERGY -- 3.9%
  ENERGY EQUIPMENT & SERVICES -- 3.9%
   GlobalSantaFe Corp....................................    8,400       278,124
   Noble Corp.*..........................................    5,300       263,622
                                                                      ----------
  TOTAL ENERGY ....................................................      541,746
                                                                      ----------

                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
 FINANCIALS -- 19.3%
  CAPITAL MARKETS -- 4.4%
   Affiliated Managers Group, Inc.*......................     2,475   $  167,657
   Investors Financial Service Corp......................     8,910      445,322
                                                                      ----------
                                                                         612,979
                                                                      ----------
  INSURANCE -- 3.8%
   Arthur J. Gallagher & Co..............................     7,400      240,500
   Willis Group Holdings, Ltd............................     7,200      296,424
                                                                      ----------
                                                                         536,924
                                                                      ----------
  COMMERCIAL BANKS -- 6.1%
   Commerce Bancorp, Inc.................................     4,200      270,480
   North Fork Bancorporation, Inc........................    15,600      450,059
   TCF Financial Corp....................................     3,850      123,739
                                                                      ----------
                                                                         844,278
                                                                      ----------
  DIVERSIFIED FINANCIAL SERVICE -- 2.8%
   Accredited Home Lenders Holding Co.* .................     2,800      139,104
   Commercial Capital Bancorp, Inc.......................    11,000      254,980
                                                                      ----------
                                                                         394,084
  REAL ESTATE -- 2.2%
   CB Richard Ellis Group, Inc. - Class A* ........................     9,300      312,015
                                                                      ----------
  TOTAL FINANCIALS ................................................    2,700,280
                                                                      ----------
 HEALTHCARE -- 20.3%
  BIOTECHNOLOGY -- 0.8%
   Celgene Corp.*........................................     4,050      107,447
                                                                      ----------
  HEALTH CARE EQUIPMENT & SUPPLIES -- 12.0%
   Advanced Neuromodulation
    Systems, Inc.* ......................................     7,700      303,842
   American Medical
    Systems Holdings, Inc.* .............................     3,500      146,335
   Kinetic Concepts, Inc.*...............................     5,400      412,019
   The Cooper Companies, Inc.............................     5,825      411,187
   Varian Medical Systems, Inc.*.........................     6,500      281,060
   Wright Medical Group, Inc.*...........................     4,700      133,950
                                                                      ----------
                                                                       1,688,393
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- / MID CAP SERIES
-----------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================

                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
  HEALTH CARE PROVIDERS & SERVICE -- 7.5%
   Express Scripts, Inc. - Class A* .....................     3,400   $  259,896
   Community Health Systems, Inc.*.......................     9,400      262,072
   VCA Antech, Inc.*.....................................     5,600      109,760
   Henry Schein, Inc.*...................................     5,900      410,876
                                                                      ----------
                                                                       1,042,604
                                                                      ----------
  TOTAL HEALTHCARE ................................................    2,838,444
                                                                      ----------
 INDUSTRIALS -- 8.8%
  AIR FREIGHT & LOGISTICS -- 2.0%
   UTI Worldwide, Inc....................................     4,100      278,882
                                                                      ----------
  COMMERCIAL SERVICES & SUPPLIES -- 4.7%
   Education Management Corp.*...........................     4,300      141,943
   Stericycle, Inc.*.....................................     8,050      369,898
   The Corporate Executive Board Co. ....................     2,150      143,921
                                                                      ----------
                                                                         655,762
                                                                      ----------
  MACHINERY -- 2.1%
   Donaldson Co., Inc....................................     8,950      291,591
                                                                      ----------
  TOTAL INDUSTRIALS ...............................................    1,226,235
                                                                      ----------
 MATERIALS -- 1.8%
  CHEMICALS  -- 1.8%
   The Scotts Co. - Class A*.............................     3,450      253,644
                                                                      ----------
  TOTAL MATERIALS .................................................      253,644
                                                                      ----------
 INFORMATION TECHNOLOGY -- 18.0%
  APPLICATION SOFTWARE -- 4.3%
   Citrix Systems, Inc.*.................................    10,600      260,018
   Cognos, Inc.*.........................................     3,500      154,210
   Macromedia, Inc.*.....................................     5,900      183,608
                                                                      ----------
                                                                         597,836
                                                                      ----------
  ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.9%
   CDW Corp..............................................     4,100      272,035
                                                                      ----------
  INTERNET SOFTWARE & SERVICES -- 1.7%
   SINA Corp.*...........................................     3,500      112,210
   WebEx Communications, Inc.*...........................     5,600      133,168
                                                                      ----------
                                                                         245,378
                                                                      ----------


                                                                        Value
                                                           Shares      (Note 2)
                                                           -------   -----------
  SEMICONDUCTORS & SEMI EQUIPMENT -- 2.3%
   Marvell Technology Group, Ltd.*.....................      9,200   $   326,324
                                                                     -----------
  IT SERVICES -- 6.3%
   Affiliated Computer Services, Inc. - Class A* ......      4,280       257,613
   Global Payments, Inc................................      5,000       292,700
   IPayment Holdings, Inc.*............................      6,800       336,736
                                                                     -----------
                                                                         887,049
                                                                     -----------
  SOFTWARE -- 1.5%
   Internet Security Systems, Inc.*....................      8,900       206,925
                                                                     -----------
  TOTAL INFORMATION TECHNOLOGY ...................................     2,535,547
                                                                     -----------
 TELECOMMUNICATION SERVICES -- 2.7%
  WIRELESS TELECOMM SERVICES -- 2.7%
   NII Holdings, Inc.*.................................      8,000       379,600
                                                                     -----------

  TOTAL TELECOMMUNICATION SERVICES ...............................       379,600
                                                                     -----------
  TOTAL COMMON STOCK
   (Cost $11,436,179) ............................................    13,764,390
                                                                     -----------

SHORT-TERM INVESTMENTS -- 1.6%
   BlackRock Liquidity Funds
    TempCash Portfolio -
    Institutional Series ..............................    110,937       110,937
   BlackRock Liquidity Funds
    TempFund Portfolio -
    Institutional Series ..............................    110,936       110,936
                                                                     -----------
  TOTAL SHORT-TERM INVESTMENTS
   (Cost $221,873) ...............................................       221,873
                                                                     -----------
TOTAL INVESTMENTS
   (Cost $11,658,052)+ -- 100.0% .................................   $13,986,263
                                                                     ===========

---------------
*  Non-income producing security.
+ The cost for federal income tax purposes is $11,692,593. At December 31, 2004, net unrealized appreciation was $2,293,670. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $2,338,768, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $45,098.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I
---------------------
 FINANCIAL STATEMENTS
================================================================================



STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)

                                                       Small Cap
                                                         Growth        Mid Cap
                                                         Series         Series
                                                      ------------   -----------
ASSETS:
Investment in securities, at value* ..............    $153,322,521   $13,986,263
Receivable for contributions .....................          30,000        28,000
Receivable for investments sold ..................          68,109            --
Dividends and interest receivable ................          30,442         4,939
                                                      ------------   -----------
Total assets .....................................     153,451,072    14,019,202
                                                      ------------   -----------
LIABILITIES:
Payable for withdrawals ..........................         139,305            --
Payable for investments purchased ................       1,280,581            --
Accrued advisory fee .............................         101,062         8,688
Accrued expenses .................................          39,923        12,752
                                                      ------------   -----------
Total liabilities ................................       1,560,871        21,440
                                                      ------------   -----------
NET ASSETS .......................................    $151,890,201   $13,997,762
                                                      ============   ===========
*Investments at cost .............................    $137,298,244   $11,658,052




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I
---------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2004 (Unaudited)

                                                         Small Cap
                                                          Growth        Mid Cap
                                                          Series        Series
                                                        -----------   ----------
INVESTMENT INCOME:
 Dividends .........................................    $    84,028   $   31,449
 Interest ..........................................         49,024        2,916
                                                        -----------   ----------
   Total investment income..........................        133,052       34,365
                                                        -----------   ----------
EXPENSES:
 Advisory fees .....................................        498,900       46,877
 Administration and accounting fees ................         42,144        5,293
 Custody fees ......................................         23,233        8,879
 Compliance Services ...............................          1,802          223
 Trustees' fees ....................................          2,596        2,354
 Professional fees .................................         15,694        3,598
 Other .............................................          5,918        4,969
                                                        -----------   ----------
    Total expenses, net ............................        590,287       72,193
                                                        -----------   ----------
 Net investment loss ...............................       (457,235)     (37,828)
                                                        -----------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
 Net realized loss on investments ..................     (1,787,709)    (961,500)
 Net change in unrealized appreciation
  (depreciation) on investments.....................      8,062,295    1,883,200
                                                        -----------   ----------
 Net gain on investments ...........................      6,274,586      921,700
                                                        -----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS........................................    $ 5,817,351   $  883,872
                                                        ===========   ==========


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I
---------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2004 (Unaudited)

                                                       Small Cap
                                                         Growth        Mid Cap
                                                         Series         Series
                                                      ------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss .............................    $   (457,235)  $   (37,828)
 Net realized loss on investments ................      (1,787,709)     (961,500)
 Net change in unrealized appreciation
  (depreciation) on investments...................       8,062,295     1,883,200
                                                      ------------   -----------
Net increase in net assets resulting from
  operations......................................       5,817,351       883,872
                                                      ------------   -----------
Transactions in beneficial interests:
 Contributions ...................................      76,465,221     1,544,791
 Withdrawals .....................................     (16,042,470)   (1,189,626)
                                                      ------------   -----------
Net increase in net assets from transactions in
  beneficial interest.............................      60,422,751       355,165
                                                      ------------   -----------
Total increase in net assets .....................      66,240,102     1,239,037
NET ASSETS:
 Beginning of period .............................      85,650,099    12,758,725
                                                      ------------   -----------
 End of period ...................................    $151,890,201   $13,997,762
                                                      ============   ===========


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I
---------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2004

                                                       Small Cap
                                                         Growth        Mid Cap
                                                         Series         Series
                                                      ------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss .............................    $   (615,758)  $   (47,715)
 Net realized gain on investments ................         560,702       101,544
 Net change in unrealized appreciation
  (depreciation) on investments...................       7,205,387        37,434
                                                      ------------   -----------
Net increase in net assets resulting from
  operations......................................       7,150,331       431,263
                                                      ------------   -----------
Transactions in beneficial interests:
 Contributions ...................................      81,578,526    11,782,692
 Withdrawals .....................................     (11,915,449)     (489,820)
                                                      ------------   -----------
Net increase in net assets from transactions in
  beneficial interest.............................      69,663,077    11,292,872
                                                      ------------   -----------
Total increase in net assets .....................      76,813,408    11,724,135
NET ASSETS:
 Beginning of year ...............................       8,836,691     1,034,590
                                                      ------------   -----------
 End of year .....................................    $ 85,650,099   $12,758,725
                                                      ============   ===========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I
---------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================



1. DESCRIPTION OF THE TRUST. Small Cap Growth Series and Mid Cap Series (each, a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a series separate and distinct from the shares of other series. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WT INVESTMENT TRUST I
---------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================



3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Roxbury Capital Management, LLC ("Roxbury") provides investment advisory services to the Small Cap Growth Series and Mid Cap Series. For its services, Roxbury receives a fee as follows:

                                         % of Average Daily Net Assets
                              ----------------------------------------------------
  Small Cap Growth Series     1.00% up to $1 billion; .95% of next $1 billion; and
                              .90% in excess of $2 billion
  Mid Cap Series              .75% up to $1 billion; .70% of next $1 billion; and
                              .65% in excess of $2 billion

   Roxbury has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.75% and 1.55% of the average daily net assets of the Small Cap Growth Series and Mid Cap Series, respectively. These undertakings will remain in place until January 1, 2006 for the Small Cap Growth Series and November 2015 for the Mid Cap Series, respectively, unless the Board of Trustees approves their earlier termination.

   Rodney Square Management Corporation ("RSMC"), an affiliate of Roxbury, receives a service fee of 0.006% of the Series average daily net assets under a Compliance, Support and Recordkeeping Services Agreement. From July 1, 2004 to September 30, 2004, RSMC also provided administrative and accounting services to each Series. For the period July 1, 2004 to September 30, 2004, RSMC was paid $20,754 and $2,671, by the Small Cap Growth Series and the Mid Cap Series, respectively, for its administrative and accounting services.

   Wilmington Trust Company, an affiliate of Roxbury, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. INVESTMENT SECURITIES. During the six-month period ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                         Small Cap       Mid Cap
                                                       Growth Series      Series
                                                       -------------    ----------
  Purchases ........................................    $136,331,344    $7,301,069
  Sales ............................................      79,359,123     6,722,465

WT INVESTMENT TRUST I
---------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================



5. FINANCIAL HIGHLIGHTS.

                                                                               For the
                                                                              Six-Month                             For the Period
                                                                             Period Ended           For the        January 2, 20031
                                                                          December 31, 2004    Fiscal Year Ended        Through
                                                                             (Unaudited)         June 30, 2004       June 30, 2003
                                                                          -----------------    -----------------   ----------------
  SMALL CAP GROWTH SERIES
  Total Return........................................................            4.43%**            35.03%              27.60%**
  Ratios to Average Net Assets:
   Expenses:
    Including expense limitations.....................................            1.18%*              1.33%               1.75%*
    Excluding expense limitations.....................................            1.18%*              1.33%               3.18%*
   Net investment loss................................................          (0.92)%*            (1.17)%             (1.45)%*
  Portfolio Turnover Rate.............................................              82%**              172%                 86%**

                                                           For the
                                                          Six-Month                                               For the Period
                                                        Period Ended       For the Fiscal Years Ended June 30,  December 14, 2000(1)
                                                      December 31, 2004    ----------------------------------         Through
                                                         (Unaudited)        2004           2003         2002       June 30, 2001
                                                      -----------------    ------         ------       ------     ----------------
  MID CAP SERIES
  Total Return........................................       6.53%**       26.89%        (1.85)%      (20.82)%           11.00%**
  Ratios to Average Net Assets:
   Expenses:
    Including expense limitations.....................       1.16%*         1.55%          1.55%         1.55%            1.55%*
    Excluding expense limitations.....................       1.16%*         1.72%          6.60%        10.78%              NM
   Net investment loss................................     (0.61)%*       (1.05)%        (1.06)%       (1.32)%          (1.24)%*
  Portfolio Turnover Rate.............................         55%**          79%           119%          116%              47%**

-----------
*   Annualized.
**  Not annualized.
(1) Commencement of operations.
NM  Not Meaningful

6. CONTRACTUAL OBLIGATIONS. The Series enter into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series have not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS
================================================================================



WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                                       Number of
                                                                                                     Portfolios in
                                                                                Principal                Fund             Other
                            Position(s)         Term of Office                Occupation(s)             Complex       Directorships
                             Held with           and Length of                 During Past            Overseen by        Held by
Name, Address and Age       Fund Complex          Time Served                  Five Years               Trustee          Trustee
---------------------       ------------   ------------------------    --------------------------    -------------   --------------
ROBERT J. CHRISTIAN(1)      Trustee,       Shall serve until death,    Executive Vice                     59         Wilmington
Date of Birth: 2/49         President,     resignation or removal.     President and                                 Low Volatility
                            Chief          Trustee, President and      Chief Investment                              Fund of Funds
                            Executive      Chairman of the Board       Officer of Wilmington                         (Closed-End
                            Officer and    since October 1998.         Trust Company since                           Registered
                            Chairman of                                February 1996.                                Investment
                            the Board                                  President of Rodney Square                    Company).
                                                                       Management Corporation
                                                                       ("RSMC") since 1996.
FRED FILOON(2)              Trustee        Shall serve until           Senior Vice President,             59         None
520 Madison Avenue                         death, resignation or       Principal of Cramer
New York, NY 10022                         removal. Trustee            Rosenthal McGlynn, LLC
Date of Birth: 3/42                        since November 2004.        since 1991.

---------------
(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Filoon is an "interested" Trustee by reason of his position as Senior Vice President to Cramer Rosenthal McGlynn LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================


                                                                                                    Number of
                                                                                                  Portfolios in
                                                                              Principal               Fund              Other
                           Position(s)         Term of Office               Occupation(s)            Complex        Directorships
                            Held with           and Length of                During Past           Overseen by         Held by
Name, Address and Age      Fund Complex          Time Served                 Five Years              Trustee           Trustee
---------------------      ------------   ------------------------    ------------------------    -------------   -----------------
INDEPENDENT TRUSTEES
ROBERT H. ARNOLD           Trustee        Shall serve until death,    Founder and                      59         None
Date of Birth: 3/44                       resignation or removal.     co-manages,
                                          Trustee since May           R. H. Arnold & Co.,
                                          1997.                       Inc. (investment
                                                                      banking company)
                                                                      since 1989.

DR. ERIC BRUCKER           Trustee        Shall serve until death,    Professor                        59         Wilmington
Date of Birth: 12/41                      resignation or removal.     of Economics                                Low Volatility
                                          Trustee since October       Widener University                          Fund of Funds
                                          1999.                       since July 2004;                            (Closed-End
                                                                      Formally, Dean,                             Registered
                                                                      School of Business                          Investment
                                                                      Administration of                           Company).
                                                                      Widener University
                                                                      from 2001 to 2004;
                                                                      Prior to that, Dean,
                                                                      College of Business,
                                                                      Public Policy and
                                                                      Health at the University
                                                                      of Maine from September
                                                                      1998 to June 2001.

NICHOLAS A. GIORDANO       Trustee        Shall serve until death,    Consultant, financial            59         Wilmington
Date of Birth: 3/43                       resignation or removal.     services organizations                      Low Volatility
                                          Trustee since October       from 1997 to present;                       Fund of Funds
                                          1998.                       Interim President,                          (Closed-end
                                                                      LaSalle University                          Registered
                                                                      from 1998 to 1999.                          Investment
                                                                                                                  Company);
                                                                                                                  Kalmar Pooled
                                                                                                                  Investment Trust;
                                                                                                                  Independence
                                                                                                                  Blue Cross;
                                                                                                                  Selas Corporation
                                                                                                                  of America
                                                                                                                  (industrial
                                                                                                                  furnaces and
                                                                                                                  ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================



INDEPENDENT TRUSTEES

                                                                                                       Number of
                                                                                                     Portfolios in
                                                                                  Principal              Fund             Other
                                Position(s)         Term of Office              Occupation(s)           Complex       Directorships
                                 Held with           and Length of               During Past          Overseen by        Held by
Name, Address and Age           Fund Complex          Time Served                Five Years             Trustee          Trustee
---------------------           ------------   ------------------------    ----------------------    -------------   --------------
LOUIS KLEIN, JR.                Trustee        Shall serve until death,    Self-employed                  59         WHX
Date of Birth: 5/35                            resignation or removal.     financial consultant                      Corporation
                                               Trustee since October       since 1991.                               (industrial
                                               1999.                                                                 manufacturer).

CLEMENT C. MOORE, II            Trustee        Shall serve until death,    Managing Partner,              59         None
Date of Birth: 9/44                            resignation or removal.     Mariemont Holdings,
                                               Trustee since October       LLC, (real estate
                                               1999.                       holding and
                                                                           development company)
                                                                           since 1980.

JOHN J. QUINDLEN                Trustee        Shall serve until death,    Retired since 1993.            59         None
Date of Birth: 5/32                            resignation or removal.
                                               Trustee since October
                                               1999.

MARK A. SARGENT                 Trustee        Shall serve until death,    Dean and Professor of          59         Wilmington
Date of Birth: 4/51                            resignation or removal.     Law, Villanova                            Low Volatility
                                               Trustee since               University School of                      Fund of Funds
                                               November 2001.              Law since July 1997.                      (Closed-end
                                                                           Associate Dean for                        Registered
                                                                           Academic Affairs                          Investment
                                                                           University of Maryland                    Company).
                                                                           School of Law from
                                                                           1994 to 1997.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================



EXECUTIVE OFFICERS

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                               Principal                  Fund            Other
                         Position(s)          Term of Office                Occupation(s)               Complex      Directorships
                          Held with           and Length of                  During Past              Overseen by       Held by
Name, Address and Age    Fund Complex          Time Served                    Five Years                Trustee         Trustee
---------------------    --------------   -----------------------    -----------------------------    -------------   -------------
ERIC K. CHEUNG           Vice President   Shall serve at the         Vice President,                       N/A        N/A
1100 North Market                         pleasure of the Board      Wilmington Trust
Street                                    and until successor is     Company Since 1986;
Wilmington, DE 19890                      elected and qualified.     and Vice President and
Date of Birth: 12/54                      Officer since October      Director of Rodney
                                          1998.                      Square Management
                                                                     Corporation since
                                                                     2001.

JOSEPH M. FAHEY, JR.     Vice President   Shall serve at the         Vice President, Rodney                N/A        N/A
1100 North Market                         pleasure of the Board      Square Management
Street                                    and until successor is     Corporation since
Wilmington, DE 19890                      elected and qualified.     1992.
Date of Birth: 1/57                       Officer since November
                                          1999.

JOHN R. GILES            Chief            Shall serve at the         Senior Vice President,                N/A        N/A
1100 North Market        Financial        pleasure of the Board      Wilmington Trust
Street                   Officer, Vice    and until successor is     Company since 1996.
Wilmington, DE 19890     President        elected and qualified.
Date of Birth: 8/57      and              Officer since September
                         Treasurer        1999.

LEAH M. ANDERSON         Secretary        Shall serve at the         Officer, Wilmington                   N/A        N/A
1100 North Market                         pleasure of the Board      Trust Company since
Street                                    and until successor is     1998. Officer, Rodney
Wilmington, DE 19890                      elected and qualified.     Square Management
Date of Birth: 8/65                       Officer since October      Corporation since
                                          2002.                      1992.

ANNA M. BENCROWSKY       Chief            Shall serve at the         Chief Compliance                      N/A        N/A
1100 North Market        Compliance       pleasure of the Board      Officer, Rodney Square
Street                   Officer          and until successor is     Management Corporation
Wilmington, DE 19890                      elected and qualified.     since 2004; Vice President
Date of Birth: 5/51                       Officer since September    and Chief Compliance
                                          2004.                      Officer, 1838 Investment
                                                                     Advisors, LP From 1998
                                                                     to 2004; Vice President,
                                                                     Secretary, and Treasurer,
                                                                     1838 Investment Advisors
                                                                     Funds from 1995 to 2004;
                                                                     Vice President and Secretary,
                                                                     1838 Bond--Debenture
                                                                     Trading Fund from
                                                                     1982 to 2004.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================



EXECUTIVE OFFICERS

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                     Principal            Fund            Other
                                      Position(s)         Term of Office           Occupation(s)         Complex      Directorships
                                        Held with           and Length of            During Past        Overseen by       Held by
Name, Address and Age                 Fund Complex          Time Served             Five Years           Trustee         Trustee
---------------------                --------------   ----------------------    ------------------    -------------   -------------
WILLIAM P. RICHARDS, JR.             Vice President   Shall serve at the        Managing Director,         N/A             N/A
100 Wilshire Boulevard                                pleasure of the Board     Roxbury Capital
Suite 1000                                            and until successor is    Management LLC
Santa Monica, CA 90401                                elected and qualified.    since 1998.
Date of Birth: 11/36                                  Officer since November
                                                      2004.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolios is available, without charge and upon request, on the SEC's website at http:// www.sec.gov. Information regarding how the investment adviser voted proxies for the most recent twelve month period ended June 30 is available without charge and upon request, on the SEC's website listed above.

                                    TRUSTEES
                                Robert H. Arnold
                                Dr. Eric Brucker                                                 ROXBURY
                              Robert J. Christian
                                  Fred Filoon                                            CAPITAL MANAGEMENT, LLC
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen                                      -----------------------------
                                Mark A. Sargent
                               -----------------
                                                                                            THE ROXBURY FUNDS
                                    OFFICERS
                        Robert J. Christian, President/
                            Chief Executive Officer
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President/
                       Chief Financial Officer/Treasurer                                  SMALL CAP GROWTH FUND
                          Leah M. Anderson,  Secretary
                  Anna M. Bencrowsky, Chief Compliance Officer                                 MID CAP FUND
                    William P. Richards, Jr., Vice President
                               -----------------

                               INVESTMENT ADVISER                                     -----------------------------
                        Roxbury Capital Management, LLC
                       100 Wilshire Boulevard, Suite 1000
                             Santa Monica, CA 90401
                               -----------------
                                                                                            SEMI-ANNUAL REPORT
                                   CUSTODIAN
                            Wilmington Trust Company                                        DECEMBER 31, 2004
                            1100 North Market Street
                              Wilmington, DE 19890
                               -----------------

                                TRANSFER AGENT,                                       -----------------------------
                               ADMINISTRATOR AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                               -----------------



This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Roxbury Funds.


WROX-SEMI-12/04

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
--------------------------------------------------------------------------------
 PRESIDENT'S MESSAGE
================================================================================


DEAR SHAREHOLDER:

   After spending more than three years pursuing an ever-easier monetary policy, the Federal Reserve ("Fed") embarked on a gradual reversal of that stance beginning in the summer of 2004. Outwardly, that took the form of higher short-term interest rates, which were raised five times by the Fed and ended the year 125 basis points (1.25%) higher than at the beginning of the year. Much of the economic growth that occurred in 2004 was a direct result of that easing monetary policy. The economic impact of a somewhat tighter monetary policy and higher interest rates will be felt in 2005 and beyond. Generally speaking, it means that we believe economic growth will continue, but will likely be less robust. And, inflation and interest rates are likely to rise throughout 2005.

   To understand the impact of fiscal and monetary policies upon economic growth it is best to start with the events of the last year. In 2004, the U.S. economy enjoyed record low interest rates, personal tax cuts, and accelerated depreciation allowances for businesses. Three important sectors of the economy were significantly impacted by this confluence of events -- consumer spending, housing, and business spending on new plant and equipment (capital spending). A small reversal of fortunes in these factors (monetary policy, evaporation of the accelerated depreciation allowances) will have a dampening impact on economic growth in 2005.

   Consumer spending last year was positively impacted by lower interest rates and especially lower mortgage rates. Mortgage rates hit record lows in 2004. This lead to a substantial amount of mortgage re-financing which in turn produced: 1) a cash payout as homeowners frequently took equity out of their homes; and, 2) a lower monthly mortgage payment. Consequently, consumer discretionary income was enhanced and overall consumer spending rose 3.5 -- 4.0%, after inflation.

   A second positive consequence of low mortgage rates is, of course, housing. New home sales last year reached an all-time record (1.2 million units) -- eclipsing the previous record attained in 2003. The low level of mortgage rates, rising family income and employment, and moderate housing price inflation in early 2004, produced a record high in the housing affordability index. However, late 2004 rises in interest rates and an estimated 12% rise in home prices have combined to reduce the affordability of housing.

   The accelerated depreciation allowances that were available in 2004 were a positive influence on business capital spending which rose 10% last year, after inflation. The boost this brought to the economy was well-needed. But, the absence of the one-time impact of depreciation acceleration in 2005 could result in a less robust capital spending environment.

   It is possible that we have already seen the lows for inflation for this business cycle. Consumer prices rose 3.2% in 2004 compared with 1.8% in 2003. The rise in inflation is not just a short-term cyclical event. It is also the natural result of an easy Fed policy that we mentioned earlier. Short-term interest rates have been below inflation for more than two years -- the longest such pattern in the last 30 years. The release of the December Federal Open Market Committee minutes leaves little doubt that this period is coming to an end. The minutes accompanying the December meeting concluded that, "Even with this action, the current level of the real funds rate target remained below the level it most likely would need to reach to keep inflation stable and output at its potential. With the economic expansion more firmly entrenched, cost and price pressures were likely to become a clearer intermediate-term risk to sustained good economic performance absent further reduction of accommodation." The Statement accompanying the 25 basis point increase in December indicates that the Fed is likely to take a measured approach in raising the federal funds rate target in 2005.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
--------------------------------------------------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



INVESTMENT RESULTS

   For the six-month period ended December 31, 2004, the Wilmington Prime Money Market, Wilmington U.S. Government and Wilmington Tax-Exempt Portfolios' dividends represented a return of 0.47%, 0.46% and 0.30%, respectively. A comparison of each Portfolio's performance versus its respective benchmark is presented below:

                                                   For the Six-Month Period
                                                    Ended December 31, 2004
                                                   ------------------------
   WILMINGTON PRIME MONEY MARKET PORTFOLIO                   0.47%
   Lipper Money Market Funds                                 0.43%

   WILMINGTON U.S. GOVERNMENT PORTFOLIO                      0.46%
   Lipper U.S. Government Money Market Funds                 0.45%

   WILMINGTON TAX-EXEMPT PORTFOLIO                           0.30%
   Lipper Tax-Exempt Money Market Funds                      0.38%

---------------
Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-336-9970.

Investments in the Portfolios are not insured by the FDIC or any other governmental agency, are not deposits of or other obligations of or guaranteed by Wilmington Trust or any other bank or entity, and are subject to risks. Although the Portfolios seek to preserve the value of their shareholders' investments at $1.00 per share, it is possible to lose money by investing in these funds.

The performance in the above chart does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.


   We invite your comments and questions and thank you for your investment in the Wilmington Money Market Portfolios -- Service Shares. We look forward to reviewing our investment results with you in our next report to shareholders.

                                     Sincerely,

                                     /s/ Robert J. Christian

                                     Robert J. Christian
                                     President
February 4, 2005

You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. A prospectus with this and other information may be obtained by calling 800-336-9970. The prospectus should be read carefully before investing.

Mr. Christian's comments reflect the investment adviser's views generally regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

Distributed by Professional Funds Distributor, LLC. See Financial Highlights.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
--------------------------------------------------------------------------------
 EXPENSE DISCLOSURE
================================================================================

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. A Portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrates your Portfolio's costs in two ways.

     o ACTUAL FUND RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

     o HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
--------------------------------------------------------------------------------
 EXPENSE DISCLOSURE -- continued
================================================================================



DISCLOSURE OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

EXPENSE TABLES

                                                               Beginning      Ending                  Expenses
                                                                Account      Account     Annualized     Paid
                                                                 Value        Value       Expense      During
                                                                7/01/04      12/31/04     Ratio(1)     Period*
                                                               ---------    ---------    ----------   --------
Prime Money Market Portfolio -- Service Shares
Actual Fund Return .........................................   $1,000.00    $1,004.70       0.74%       $3.74
Hypothetical 5% Return .....................................   $1,000.00    $1,021.27       0.74%       $3.77

U.S. Government Portfolio -- Service Shares
Actual Fund Return .........................................   $1,000.00    $1,004.60       0.79%       $3.99
Hypothetical 5% Return .....................................   $1,000.00    $1,021.02       0.79%       $4.02

Tax-Exempt Portfolio -- Service Shares
Actual Fund Return .........................................   $1,000.00    $1,003.00       0.81%       $4.09
Hypothetical 5% Return .....................................   $1,000.00    $1,020.92       0.81%       $4.13

---------------
* Expenses are equal to the Portfolio annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(1) The Wilmington Prime Money Market Portfolio, U.S. Government Portfolio and Tax-Exempt Portfolio each currently invest 100% of their investable assets in a corresponding series of WT Investment Trust I-Money Market Series. The "Annualized Expense Ratio" includes expenses allocated from their respective series.
                                       4

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
--------------------------------------------------------------------------------
 DISCLOSURE OF PORTFOLIO HOLDINGS
================================================================================

PORTFOLIO HOLDINGS
DECEMBER 31, 2004

The Wilmington Prime Money Market Portfolio, U.S. Government Portfolio and Tax-Exempt Portfolio each currently invest 100% of their investable assets in a corresponding series of WT Investment Trust I-Money Market Series. The following tables present the portfolio holdings of each of the corresponding series of the WT Investment Trust I-Money Market Series as a percent of their total investments.


PRIME MONEY MARKET SERIES
Certificates of Deposit .............................    36.3%
Commercial Paper ....................................    23.3
U.S. Agency Obligations .............................    21.7
Repurchase Agreements ...............................    18.7
                                                        -----
                                                        100.0%
                                                        =====
U.S. GOVERNMENT SERIES
U.S. Agency Obligations .............................    84.6%
Repurchase Agreements ...............................    15.4
                                                        -----
                                                        100.0%
                                                        =====
TAX-EXEMPT SERIES
Illinois ............................................    18.1%
Texas ...............................................    14.7
Georgia .............................................    10.1
Nebraska ............................................     7.8
Florida .............................................     6.8
Maryland ............................................     6.6
North Carolina ......................................     5.9
Tennessee ...........................................     4.4
Massachusetts .......................................     3.4
Minnesota ...........................................     3.4
All Other ...........................................    18.8
                                                        -----
                                                        100.0%
                                                        =====


DISCLOSURE OF PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all Portfolios file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For the WT Investment Trust I-Money Market Series, this would be for the fiscal quarters ending September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The WT Investment Trust I-Money Market Series filed its first Form N-Q with the SEC on November 29, 2004. It is available upon request, without charge, by visiting the SEC's website at http:// www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).
                                       5

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
--------------------------------------------------------------------------------
 FINANCIAL STATEMENTS
================================================================================


STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)



                                                                         Prime            U.S.
                                                                     Money Market      Government     Tax-Exempt
                                                                       Portfolio       Portfolio       Portfolio
                                                                    --------------    ------------   ------------
ASSETS:
Investment in Series, at value....................................  $2,046,166,577    $863,250,953   $444,403,385
                                                                    --------------    ------------   ------------
Total assets......................................................   2,046,166,577     863,250,953    444,403,385
                                                                    --------------    ------------   ------------
LIABILITIES:
Dividends payable.................................................       2,441,385       1,064,564        355,346
Accrued expenses..................................................         765,900         326,763        195,692
                                                                    --------------    ------------   ------------
Total liabilities.................................................       3,207,285       1,391,327        551,038
                                                                    --------------    ------------   ------------
NET ASSETS........................................................  $2,042,959,292    $861,859,626   $443,852,347
                                                                    ==============    ============   ============
NET ASSETS CONSIST OF:
Paid-in capital...................................................  $2,042,932,054    $861,846,387   $443,851,953
Accumulated net realized gain on investments......................          27,238          13,239            394
                                                                    --------------    ------------   ------------
NET ASSETS........................................................  $2,042,959,292    $861,859,626   $443,852,347
                                                                    ==============    ============   ============
NET ASSETS BY SHARE CLASS:
 Investor Shares..................................................  $   11,515,638    $  4,361,730   $ 64,642,977
 Service Shares...................................................   2,031,443,654     857,497,896    379,209,370
                                                                    --------------    ------------   ------------
                                                                    $2,042,959,292    $861,859,626   $443,852,347
                                                                    ==============    ============   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
 ($0.01 par value, unlimited authorized shares):
 Investor Shares..................................................      11,515,342       4,361,730     64,651,214
 Service Shares...................................................   2,031,416,711     857,480,003    379,207,105

NET ASSET VALUE, offering and redemption price per share:
 Investor Shares..................................................           $1.00           $1.00          $1.00
 Service Shares...................................................           $1.00           $1.00          $1.00




    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
--------------------------------------------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================


STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2004 (Unaudited)

                                                                  Prime          U.S.
                                                              Money Market    Government     Tax-Exempt
                                                                Portfolio      Portfolio     Portfolio
                                                              ------------    -----------   -----------
NET INVESTMENT INCOME FROM SERIES:
 Interest income............................................   $17,284,727    $ 7,144,116   $ 3,184,071
 Expenses...................................................    (4,674,625)    (2,095,674)   (1,134,522)
                                                               -----------    -----------   -----------
   Net investment income from Series........................    12,610,102      5,048,442     2,049,549
                                                               -----------    -----------   -----------
EXPENSES:
 Administration and accounting fees.........................        12,420         12,420        12,420
 Transfer agent fees........................................       134,635         56,912        33,992
 Reports to shareholders....................................        41,279         15,801        13,642
 Trustees' fees.............................................         6,572          6,572         6,581
 Compliance services........................................        35,604         14,563         7,812
 Distribution fees -- Investor Shares.......................         5,885          1,632        29,541
 Shareholder service fees -- Service Shares.................     2,556,970      1,043,480       492,132
 Registration fees..........................................        23,493         17,429        17,807
 Professional fees..........................................        23,042         18,825        16,390
 Other......................................................       117,061         38,121        18,592
                                                               -----------    -----------   -----------
   Total expenses before expense reimbursements.............     2,956,961      1,225,755       648,909
   Expenses reimbursed......................................        (3,105)        (3,105)         (776)
                                                               -----------    -----------   -----------
    Total expenses, net.....................................     2,953,856      1,222,650       648,133
                                                               -----------    -----------   -----------
 Net investment income......................................     9,656,246      3,825,792     1,401,416
                                                               -----------    -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $ 9,656,246    $ 3,825,792   $ 1,401,416
                                                               ===========    ===========   ===========




    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
--------------------------------------------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================


STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2004 (Unaudited)


                                                                                      Prime              U.S.
                                                                                   Money Market       Government        Tax-Exempt
                                                                                    Portfolio          Portfolio        Portfolio
                                                                                 ---------------    ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Net increase in net assets resulting from operations.........................    $     9,656,246    $     3,825,792   $   1,401,416
                                                                                 ---------------    ---------------   -------------
Distributions to shareholders from net investment income:
 Investor Shares.............................................................            (59,090)           (28,010)       (223,632)
 Service Shares..............................................................         (9,597,156)        (3,797,782)     (1,177,784)
                                                                                 ---------------    ---------------   -------------
Total distributions..........................................................         (9,656,246)        (3,825,792)     (1,401,416)
                                                                                 ---------------    ---------------   -------------
Portfolio share transactions (a):
 Proceeds from shares sold -- Investor Shares................................         39,905,826          1,076,959     226,500,269
 Proceeds from shares sold -- Service Shares.................................      1,821,241,832      2,021,539,054     408,912,129
 Cost of shares issued on reinvestment of distributions:
   Investor Shares...........................................................             19,700              5,434           2,585
   Service Shares............................................................            455,594             23,795          11,878
 Cost of shares redeemed -- Investor Shares..................................        (42,515,358)       (30,612,087)   (208,850,269)
 Cost of shares redeemed -- Service Shares...................................     (1,791,934,404)    (1,996,379,189)   (453,804,101)
                                                                                 ---------------    ---------------   -------------
Net increase (decrease) in net assets from Portfolio share transactions......         27,173,190         (4,346,034)    (27,227,509)
                                                                                 ---------------    ---------------   -------------
Total increase (decrease) in net assets......................................         27,173,190         (4,346,034)    (27,227,509)

NET ASSETS:
 Beginning of period.........................................................      2,015,786,102        866,205,660     471,079,856
                                                                                 ---------------    ---------------   -------------
 End of period...............................................................    $ 2,042,959,292    $   861,859,626   $ 443,852,347
                                                                                 ===============    ===============   =============

                                                                                      Shares            Shares            Shares
                                                                                 ---------------    ---------------   -------------
(A) TRANSACTIONS IN CAPITAL SHARES WERE:
 Shares sold -- Investor Shares..............................................         39,905,826          1,076,959     226,500,269
 Shares sold -- Service Shares...............................................      1,821,241,832      2,021,539,054     408,912,129
 Shares issued on reinvestment of distributions:
   Investor Shares...........................................................             19,700              5,434           2,585
   Service Shares............................................................            455,594             23,795          11,878
 Shares redeemed -- Investor Shares..........................................        (42,515,358)       (30,612,087)   (208,850,269)
 Shares redeemed -- Service Shares...........................................     (1,791,934,404)    (1,996,379,189)   (453,804,101)
                                                                                 ---------------    ---------------   -------------
 Net increase (decrease) in shares...........................................         27,173,190         (4,346,034)    (27,227,509)
                                                                                 ===============    ===============   =============




    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
--------------------------------------------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2004


                                                                           Prime              U.S.
                                                                        Money Market       Government        Tax-Exempt
                                                                         Portfolio          Portfolio        Portfolio
                                                                      ---------------    ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income.............................................   $     8,807,501    $     3,166,974   $   1,044,997
 Net realized gain on investments..................................             7,104              7,024              --
                                                                      ---------------    ---------------   -------------
Net increase in net assets resulting from operations...............         8,814,605          3,173,998       1,044,997
                                                                      ---------------    ---------------   -------------
Distributions to shareholders from net investment income:
 Investor Shares...................................................          (176,194)          (182,455)       (181,199)
 Service Shares....................................................        (8,631,307)        (2,984,519)       (863,798)
                                                                      ---------------    ---------------   -------------
Total distributions................................................        (8,807,501)        (3,166,974)     (1,044,997)
                                                                      ---------------    ---------------   -------------
Portfolio share transactions (a):
 Proceeds from shares sold -- Investor Shares......................       136,399,071          1,794,930     366,209,410
 Proceeds from shares sold -- Service Shares.......................     4,043,563,922      3,576,273,256     753,272,704
 Cost of shares issued on reinvestment of distributions:
   Investor Shares.................................................            34,639              8,465           4,114
   Service Shares..................................................           478,286             39,266          12,483
 Cost of shares redeemed -- Investor Shares........................      (151,265,399)        (2,164,305)   (342,605,357)
 Cost of shares redeemed -- Service Shares.........................    (4,396,558,509)    (3,673,543,393)   (854,717,691)
                                                                      ---------------    ---------------   -------------
Net decrease in net assets from Portfolio share transactions.......      (367,347,990)       (97,591,781)    (77,824,337)
                                                                      ---------------    ---------------   -------------
Total decrease in net assets.......................................      (367,340,886)       (97,584,757)    (77,824,337)

NET ASSETS:
 Beginning of year.................................................     2,383,126,988        963,790,417     548,904,193
                                                                      ---------------    ---------------   -------------
 End of year.......................................................   $ 2,015,786,102    $   866,205,660   $ 471,079,856
                                                                      ===============    ===============   =============

                                                                           Shares            Shares            Shares
                                                                      ---------------    ---------------   -------------
(A) TRANSACTIONS IN CAPITAL SHARES WERE:
 Shares sold -- Investor Shares....................................       136,399,071          1,794,930     366,209,410
 Shares sold -- Service Shares.....................................     4,043,563,922      3,576,273,256     753,272,704
 Shares issued on reinvestment of distributions:
   Investor Shares.................................................            34,639              8,465           4,114
   Service Shares..................................................           478,286             39,266          12,483
 Shares redeemed -- Investor Shares................................      (151,265,399)        (2,164,305)   (342,605,357)
 Shares redeemed -- Service Shares.................................    (4,396,558,509)    (3,673,543,393)   (854,717,691)
                                                                      ---------------    ---------------   -------------
 Net decrease in shares............................................      (367,347,990)       (97,591,781)    (77,824,337)
                                                                      ===============    ===============   =============




    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
================================================================================

   The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.



                                                         For the
                                                        Six-Month
                                                      Period Ended                                             For the Period
                                                      December 31,     For the Fiscal Years Ended June 30,     April 2, 2001(2)
                                                          2004        -------------------------------------       through
PRIME MONEY MARKET PORTFOLIO -- SERVICE SHARES         (Unaudited)       2004         2003          2002       June 30, 2001
                                                      ------------    ----------   ----------    ----------    --------------
NET ASSET VALUE -- BEGINNING OF PERIOD ............    $     1.00     $     1.00   $     1.00    $     1.00      $     1.00
                                                       ----------     ----------   ----------    ----------      ----------
INVESTMENT OPERATIONS:
 Net investment income ............................            --(3)          --(3)      0.01          0.02            0.01
                                                       ----------     ----------   ----------    ----------      ----------
DISTRIBUTIONS:
 From net investment income .......................            --(3)          --(3)     (0.01)        (0.02)          (0.01)
 From net realized gain ...........................            --             --           --            --(3)          --
                                                       ----------     ----------   ----------    ----------      ----------
   Total distributions.............................            --             --        (0.01)        (0.02)          (0.01)
                                                       ----------     ----------   ----------    ----------      ----------
NET ASSET VALUE -- END OF PERIOD ..................    $     1.00     $     1.00   $     1.00    $     1.00      $     1.00
                                                       ==========     ==========   ==========    ==========      ==========
TOTAL RETURN ......................................         0.47%**        0.39%        0.87%         1.95%           1.01%**

RATIOS (TO AVERAGE NET ASSETS)/
 SUPPLEMENTAL DATA:(1)
 Expenses .........................................         0.74%*         0.73%        0.72%         0.72%           0.72%*
 Net investment income ............................         0.94%*         0.39%        0.86%         1.91%           3.97%*
Net assets at end of period (000 omitted) .........    $2,031,444     $2,001,681   $2,354,190    $2,358,034      $2,155,407

---------------
*  Annualized.
** Not annualized.
(1) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Prime Money Market Series.
(2) Commencement of operations.
(3) Less than $0.01 per share.



    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- continued
================================================================================

                                                               For the
                                                              Six-Month
                                                            Period Ended      For the Fiscal Years Ended      For the Period
                                                            December 31,              June 30,                April 2, 2001(2)
                                                                2004        -------------------------------       through
U.S. GOVERNMENT PORTFOLIO -- SERVICE SHARES                  (Unaudited)      2004       2003        2002      June 30, 2001
                                                            ------------    --------   --------    --------    --------------
NET ASSET VALUE -- BEGINNING OF PERIOD ..................     $   1.00      $   1.00   $   1.00    $   1.00      $     1.00
                                                              --------      --------   --------    --------      ----------
INVESTMENT OPERATIONS:
 Net investment income ..................................           --(3)         --(3)    0.01        0.02            0.01
                                                              --------      --------   --------    --------      ----------
DISTRIBUTIONS:
 From net investment income .............................           --(3)         --(3)   (0.01)      (0.02)          (0.01)
 From net realized gain .................................           --            --         --          --(3)           --
                                                              --------      --------   --------    --------      ----------
   Total distributions...................................           --            --      (0.01)      (0.02)          (0.01)
                                                              --------      --------   --------    --------      ----------
NET ASSET VALUE -- END OF PERIOD ........................     $   1.00      $   1.00   $   1.00    $   1.00      $     1.00
                                                              ========      ========   ========    ========      ==========
TOTAL RETURN ............................................        0.46%**       0.33%      0.75%       1.79%           0.94%**

RATIOS (TO AVERAGE NET ASSETS)/
 SUPPLEMENTAL DATA:(1)
 Expenses ...............................................        0.79%*        0.78%      0.77%       0.78%           0.78%*
 Net investment income ..................................        0.91%*        0.33%      0.76%       1.78%           3.75%*
Net assets at end of period (000 omitted) ...............     $857,498      $832,314   $929,538    $974,914      $1,120,776

---------------
*  Annualized.
** Not annualized.
(1) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- U.S. Government Series.
(2) Commencement of operations.
(3) Less than $0.01 per share.



    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- continued
================================================================================

                                                               For the
                                                              Six-Month
                                                            Period Ended      For the Fiscal Years Ended        For the Period
                                                            December 31,              June 30,                  April 2, 2001(2)
                                                                2004        -------------------------------         through
TAX-EXEMPT PORTFOLIO -- SERVICE SHARES                       (Unaudited)      2004         2003        2002      June 30, 2001
                                                            ------------    --------     --------    --------    --------------
NET ASSET VALUE -- BEGINNING OF PERIOD ..................     $   1.00      $   1.00     $   1.00    $   1.00       $   1.00
                                                              --------      --------     --------    --------       --------
INVESTMENT OPERATIONS:
 Net investment income ..................................           --(3)         --(3)      0.01        0.01           0.01
                                                              --------      --------     --------    --------       --------
DISTRIBUTIONS:
 From net investment income .............................           --(3)         --(3)     (0.01)      (0.01)         (0.01)
                                                              --------      --------     --------    --------       --------
NET ASSET VALUE -- END OF PERIOD ........................     $   1.00      $   1.00     $   1.00    $   1.00       $   1.00
                                                              ========      ========     ========    ========       ========
TOTAL RETURN ............................................        0.30%**       0.21%        0.52%       1.09%          0.64%**

RATIOS (TO AVERAGE NET ASSETS)/
 SUPPLEMENTAL DATA:(1)
 Expenses ...............................................        0.81%*        0.79%        0.78%       0.78%          0.79%*
 Net investment income ..................................        0.60%*        0.20%        0.52%       1.08%          2.38%*
Net assets at end of period (000 omitted) ...............     $379,209      $424,089     $525,522    $493,767       $409,650

---------------
*  Annualized.
** Not annualized.
(1) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Tax-Exempt Series.
(2)  Commencement of operations.
(3)  Less than $0.01 per share.






    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================



1. DESCRIPTION OF THE FUND. Wilmington Prime Money Market Portfolio, Wilmington U.S. Government Portfolio, and Wilmington Tax-Exempt Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a portfolio that is separate and distinct from the shares in any other portfolio and to further divide shares of any portfolio into one or more separate and distinct classes of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

     The Portfolios currently offer two classes of shares: Investor Shares and Service Shares. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. Service Shares are offered to investors who use a financial intermediary to process transactions with the Portfolios and are subject to a shareholder servicing fee. Information regarding the Investor Shares is included in a separate shareholder report.

     The Investor Shares of each Portfolio have adopted a distribution plan under Rule 12b-1 under the 1940 Act that allows a Portfolio to pay a fee to Professional Funds Distributor, LLC for the sale and distribution of Investor Shares, and for services provided to Investor Shares shareholders. While the Rule 12b-1 Plan provides for reimbursement of up to 0.20% of each Portfolio's average net assets of the Investor Shares, the Board of Trustees has limited annual payments to 0.10% of average daily net assets.

     The Service Shares of each Portfolio have adopted a shareholder service plan authorizing each Portfolio to pay service providers an annual fee not exceeding 0.25% of a Portfolio's average daily net assets of the Service Shares, to compensate service providers who maintain a service relationship.

     Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I ("Series") which has the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. As of December 31, 2004, each Portfolio owned approximately 100% of its respective Series. The financial statements of each Series, including its schedule of investments, are included elsewhere in this report and should be read in conjunction with the Portfolios' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

     Valuation of Investment in Series. Valuation of each Portfolio's investment in its Series is based on the underlying securities held by that Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

     Federal Income Taxes. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable and tax-exempt income to its shareholders. Therefore, no Federal income tax provision is required.

     Investment Income. Each Portfolio records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred. Investment

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================



     income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Portfolio's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

     Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared daily from net investment income and paid to shareholders monthly. For the Tax-Exempt Portfolio only, the tax-exempt portion of each dividend is determined uniformly, based on the ratio of the Portfolio's tax-exempt and taxable income, if any, for the entire fiscal year. Distributions from net realized gains, if any, will be declared and paid annually.

     Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to the Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. RSMC also receives a service fee of 0.006% of each Portfolio's average daily net assets under a Compliance, Support and Recordkeeping Services Agreement. From July 1, 2004 to September 30, 2004, RSMC also served as administrator and accounting agent to each Portfolio. From July 1, 2004 to September 2004, RSMC did not receive any fees for its services. The fees charged to the Series are discussed in the notes to the Series' financial statements.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                                 Prime Money      U.S. Government    Tax-Exempt
                                               Market Portfolio      Portfolio       Portfolio
                                               ----------------   ---------------    ----------
        For the Six-Month Period Ended
          December 31, 2004
        Ordinary Income ......................    $9,656,246         $3,825,792      $      204
        Tax-Exempt Income ....................            --                 --       1,401,212
        Year Ended June 30, 2004
        Ordinary Income ......................    $8,807,501         $3,166,974      $      394
        Tax-Exempt Income ....................            --                 --       1,044,603

     As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:


                                                  Prime Money      U.S. Government    Tax-Exempt
                                                Market Portfolio      Portfolio       Portfolio
                                                ----------------   ---------------    ----------
        Undistributed ordinary income .......       $27,238            $13,239           $394


5. CONTRACTUAL OBLIGATIONS. The Portfolios enter into contracts in the normal course of business that contain a variety of indemnifications. The Portfolios' maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these contracts. Management has reviewed the Portfolios' existing contracts and expects the risk of loss to be remote.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
--------------------------------------------------------------------------------
 SEMI ANNUAL REPORT / DECEMBER 31, 2004 (UNAUDITED)
================================================================================



          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / Prime Money Market Series
--------------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
 (Showing Percentage of Total Investments)
================================================================================


                                                                                          Moody's/S&P     Principal        Value
                                                                                          Ratings(1)       Amount        (Note 2)
                                                                                          -----------    -----------   ------------
CERTIFICATES OF DEPOSIT -- 36.3%
 FOREIGN BANKS, FOREIGN CENTERS -- 7.8%
   Landesbank Baden-Wuerttemberg, 2.26%, 02/18/05.....................................     P-1, A-1+     $80,000,000   $ 80,000,000
   Societe Generale, 2.04%, 02/02/05..................................................     P-1, A-1+      80,000,000     79,993,144
                                                                                                                       ------------
                                                                                                                        159,993,144
                                                                                                                       ------------
 FOREIGN BANKS, U.S. BRANCHES -- 20.6%
   Barclays Bank PLC, 2.34%, 02/28/05.................................................     P-1, A-1+      85,000,000     85,000,000
   Credit Suisse First Boston, 2.35%, 01/19/05........................................     P-1, A-1+      75,000,000     75,000,000
   HBOS Treasury Services, 2.31%, 02/28/05............................................     P-1, A-1+      80,000,000     80,000,000
   Landesbank Hessen-Thuringen, 2.37%, 03/07/05.......................................     P-1, A-1+      75,000,000     75,000,000
   Svenska Handelsbanken, 2.21%, 01/24/05.............................................     P-1, A-1+      75,000,000     75,000,000
   Toronto Dominion, 2.01%, 01/20/05..................................................     P-1, A-1+      30,000,000     29,999,831
                                                                                                                       ------------
                                                                                                                        419,999,831
                                                                                                                       ------------
 U.S. BANKS, U.S. BRANCHES -- 7.9%
   Citibank, 1.97%, 01/06/05..........................................................     P-1, A-1+      75,000,000     75,000,000
   Wells Fargo Bank, 2.00%, 01/10/05..................................................     P-1, A-1+      50,000,000     50,000,000
   Wells Fargo Bank, 2.02%, 01/31/05..................................................     P-1, A-1+      35,900,000     35,899,993
                                                                                                                       ------------
                                                                                                                        160,899,993
                                                                                                                       ------------
  TOTAL CERTIFICATES OF DEPOSIT (Cost $740,892,968) ................................................................    740,892,968
                                                                                                                       ------------
COMMERCIAL PAPER -- 23.3%
 BANKS -- 3.9%
   Bank of America, Inc., 2.25%, 02/14/05.............................................      P-1, A-1      80,000,000     79,780,000
                                                                                                                       ------------
 EDUCATION -- 1.1%
   Johns Hopkins University, 2.00%, 01/05/05..........................................     P-1, A-1+      22,500,000     22,500,000
                                                                                                                       ------------
 FINANCIAL -- 15.5%
   CIT Group, Inc., 2.03%, 01/05/05...................................................      P-1, A-1      25,000,000     24,994,361
   CIT Group, Inc., 2.06%, 01/18/05...................................................      P-1, A-1      15,000,000     14,985,408
   General Electric Capital Corp., 2.38%, 03/07/05....................................     P-1, A-1+      90,000,000     89,613,250
   Morgan Stanley & Co., 2.30%, 02/22/05..............................................      P-1, A-1      90,000,000     89,701,000
   National Rural Utilities Coop. Finance Corp., 2.34%, 01/25/05......................      P-1, A-1      74,700,000     74,583,468
                                                                                                                       ------------
                                                                                                                        293,877,487
                                                                                                                       ------------
 LEASING -- 3.9%
   Vehicle Service Corp. of America, 2.25%, 02/14/05..................................      N/R, A-1+     80,000,000     79,780,000
                                                                                                                       ------------
  TOTAL COMMERCIAL PAPER (Cost $475,937,487) .......................................................................    475,937,487
                                                                                                                       ------------
U.S. AGENCY OBLIGATIONS -- 21.7%
 FEDERAL HOME LOAN BANKS NOTES -- 2.7%
   Federal Home Loan Bank Notes, 1.30%, 04/27/05.....................................................     25,000,000     25,000,000
   Federal Home Loan Bank Notes, 1.38%, 05/03/05.....................................................     30,000,000     30,000,000
                                                                                                                       ------------
                                                                                                                         55,000,000
                                                                                                                       ------------



    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / Prime Money Market Series
--------------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================



                                                                                          Principal        Value
                                                                                           Amount         (Note 2)
                                                                                        ------------   --------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES -- 6.1%
   Federal Home Loan Mortgage Corporation Discount Notes, 1.94%, 01/04/05.............. $ 75,000,000   $   74,987,875
   Federal Home Loan Mortgage Corporation Discount Notes, 2.46%, 03/29/05..............   50,000,000       49,702,750
                                                                                                       --------------
                                                                                                          124,690,625
                                                                                                       --------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES -- 8.0%
   Federal National Mortgage Association Discount Notes, 1.98%, 01/05/05...............   60,000,000       59,986,834
   Federal National Mortgage Association Discount Notes, 1.98%, 01/12/05...............   55,000,000       54,966,724
   Federal National Mortgage Association Discount Notes, 2.44%, 03/23/05...............   50,000,000       49,726,062
                                                                                                       --------------
                                                                                                          164,679,620
                                                                                                       --------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 4.9%
   Federal National Mortgage Association Notes, 1.38%, 02/11/05........................   30,000,000       30,000,000
   Federal National Mortgage Association Notes, 1.50%, 02/15/05*.......................   70,000,000       70,000,000
                                                                                                       --------------
                                                                                                          100,000,000
                                                                                                       --------------
  TOTAL U.S. AGENCY OBLIGATIONS (Cost $444,370,245) ................................................      444,370,245
                                                                                                       --------------
REPURCHASE AGREEMENTS -- 18.7%
   With Bank of America, Inc.: at 2.27%, dated 12/31/04, to be repurchased at
    $191,940,802 on 01/03/05, collateralized by $197,661,635 of Federal National
    Mortgage Association securities with various coupons and maturities to 11/01/34 ...  191,904,500      191,904,500

   With UBS Warburg: at 2.27%, dated 12/31/04, to be repurchased at
    $191,036,131 on 01/03/05, collateralized by $196,730,604 of Federal Home Loan
    Mortgage Corporation securities with various coupons and maturities to 11/01/34 and
    Federal National Mortgage Association securities with various coupons and
    maturities to 01/01/35 ............................................................  191,000,000      191,000,000
                                                                                                       --------------
  TOTAL REPURCHASE AGREEMENTS (Cost $382,904,500) ..................................................      382,904,500
                                                                                                       --------------
TOTAL INVESTMENTS (Cost $2,044,105,200)+ -- 100.0% .................................................   $2,044,105,200
                                                                                                       ==============

---------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2004. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.

+  Cost for federal income tax purposes.

(1) Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are unaudited.



    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. Government Series
--------------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
 (Showing Percentage of Total Investments)
================================================================================

                                                       Principal        Value
                                                        Amount         (Note 2)
                                                      -----------   ------------
U.S. AGENCY OBLIGATIONS -- 84.6%
 FEDERAL FARM CREDIT BANKS NOTES -- 8.5%
   Federal Farm Credit Banks Notes, 2.25%,
     01/07/05*..................................      $50,000,000   $ 49,991,692
   Federal Farm Credit Banks Notes, 2.33%,
     01/18/05*..................................       10,000,000      9,998,399
   Federal Farm Credit Banks Notes, 2.34%,
     01/20/05*..................................       13,350,000     13,347,785
                                                                    ------------
                                                                      73,337,876
                                                                    ------------
 FEDERAL HOME LOAN BANKS NOTES -- 23.3%
   Federal Home Loan Bank Notes, 1.91%, 01/05/05*.     14,150,000     14,143,499
   Federal Home Loan Bank Notes, 1.99%, 01/19/05*.     10,000,000      9,999,381
   Federal Home Loan Bank Notes, 2.21%, 02/16/05..     50,000,000     49,858,807
   Federal Home Loan Bank Notes, 1.30%, 02/23/05..      2,500,000      2,496,974
   Federal Home Loan Bank Notes, 2.35%, 03/14/05*.     20,000,000     19,991,410
   Federal Home Loan Bank Notes, 2.41%, 03/15/05*.     28,900,000     28,897,797
   Federal Home Loan Bank Notes, 1.37%, 03/25/05..     10,000,000     10,000,000
   Federal Home Loan Bank Notes, 1.36%, 04/01/05..     10,000,000     10,000,000
   Federal Home Loan Bank Notes, 2.08%, 04/15/05..     25,000,000     24,971,766
   Federal Home Loan Bank Notes, 1.30%, 04/27/05..     15,000,000     14,981,504
   Federal Home Loan Bank Notes, 1.35%, 04/29/05..      5,000,000      4,997,322
   Federal Home Loan Bank Notes, 1.38%, 05/03/05..     10,000,000     10,000,000
                                                                    ------------
                                                                     200,338,460
                                                                    ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT
  NOTES -- 7.2%
   Federal Home Loan Mortgage Corporation Discount
     Notes, 1.97%, 01/11/05.......................     40,000,000     39,978,167
   Federal Home Loan Mortgage Corporation Discount
     Notes, 2.21%, 02/15/05.......................     22,122,000     22,060,888
                                                                    ------------
                                                                      62,039,055
                                                                    ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES --
  20.8%
   Federal Home Loan Mortgage Corporation Notes,
     6.88%, 01/15/05..............................     10,616,000     10,635,190
   Federal Home Loan Mortgage Corporation Notes,
     1.88%, 01/15/05..............................     90,860,000     90,843,346
   Federal Home Loan Mortgage Corporation Notes,
     2.21%, 02/02/05..............................     25,000,000     24,950,889
   Federal Home Loan Mortgage Corporation Notes,
     3.88%, 02/15/05..............................     52,367,000     52,475,827
                                                                    ------------
                                                                     178,905,252
                                                                    ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT
  NOTES -- 11.0%
   Federal National Mortgage Association Discount
     Notes, 1.98%, 01/05/05......................     20,000,000      19,995,611
   Federal National Mortgage Association Discount
     Notes, 2.09%, 02/02/05......................     25,000,000      24,953,667
   Federal National Mortgage Association Discount
     Notes, 2.34%, 03/09/05......................     25,000,000      24,891,125
   Federal National Mortgage Association Discount
     Notes, 2.44%, 03/23/05......................     25,000,000      24,863,031
                                                                    ------------
                                                                      94,703,434
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. Government Series
--------------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================

                                                      Principal         Value
                                                        Amount         (Note 2)
                                                     ------------   ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES --
  13.8%
   Federal National Mortgage Association Notes,
     1.96%, 01/21/05*............................    $ 25,000,000   $ 24,986,867
   Federal National Mortgage Association Notes,
     1.38%, 02/11/05.............................      15,000,000     15,000,000
   Federal National Mortgage Association Notes,
     2.27%, 02/23/05.............................      25,000,000     24,916,451
   Federal National Mortgage Association Notes,
     1.48%, 03/04/05.............................      25,000,000     24,971,524
   Federal National Mortgage Association Notes,
     2.33%, 03/09/05*............................      29,250,000     29,234,004
                                                                    ------------
                                                                     119,108,846
                                                                    ------------
  TOTAL U.S. AGENCY OBLIGATIONS
     (Cost $728,432,923).........................                    728,432,923
                                                                    ------------
REPURCHASE AGREEMENTS -- 15.4%
   With UBS Warburg: at 2.27%,
    dated 12/31/04, to be repurchased at
    $132,381,637 on 01/03/05, collateralized by
    $136,327,575 of Federal Home Loan
    Mortgage Corporation securities with various
    coupons and maturities to 09/01/34 and
    Federal National Mortgage Association
    securities with various coupons and
    maturities to 11/01/41 ......................     132,356,600    132,356,600
                                                                    ------------
  TOTAL REPURCHASE AGREEMENTS
    (Cost $132,356,600)..........................                    132,356,600
                                                                    ------------
TOTAL INVESTMENTS (Cost $860,789,523)+ -- 100.0%                    $860,789,523
                                                                    ============
---------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2004. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.

+  Cost for federal income tax purposes.




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / Tax-Exempt Series
--------------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
 (Showing Percentage of Total Investments)
================================================================================


                                                                                            Moody's/S&P    Principal       Value
                                                                                             Ratings(1)      Amount       (Note 2)
                                                                                           ------------    ----------   -----------
MUNICIPAL BONDS -- 100.0%
 ALASKA -- 2.9%
   Valdez, AK Marine Terminal Rev. Refunding Bonds (BP Pipelines Inc.,
    Proj.) Ser. 2003B, 2.18%, 01/03/05*................................................    VMIG-1, A-1+    $4,560,000   $ 4,560,000
   Valdez, AK Marine Terminal Rev. Refunding Bonds (BP Pipelines Inc.,
     Proj.), Ser. 2003A, 2.18%, 01/03/05*..............................................    VMIG-1, A-1+     4,715,000     4,715,000
   Valdez, AK Marine Terminal Rev. Refunding Bonds (BP Pipelines, Inc.)
    Proj. C, 2.18%, 01/03/05*..........................................................    VMIG-1, A-1+     3,805,000     3,805,000
                                                                                                                        -----------
                                                                                                                         13,080,000
                                                                                                                        -----------
 COLORADO -- 0.9%
   Colorado Health Facilities Authority, LOC JPMorgan Chase,
    1.70%, 01/19/05....................................................................      P-1, A-1+      4,000,000     4,000,000
                                                                                                                        -----------
 DELAWARE -- 2.1%
   Delaware Economic Dev. Auth. Var. Rate Demand Rev.
    Bonds (St. Andrew's School Proj.), Ser. 2003, 2.00%, 01/06/05*.....................    VMIG-1, A-1+     9,400,000     9,400,000
                                                                                                                        -----------
 FLORIDA -- 6.8%
   City of Jacksonville, FL Rev. Bonds (Florida Power Light Co. Proj.),
    1.84%, 02/08/05....................................................................      P-1, A-1       5,300,000     5,300,000
   City of Jacksonville, FL Power, Health Facilities Authority Ref. Prog. Rev. Bond
    Series 1985 (Pooled Hospital Loan) LOC SunTrust Bank,
    1.85%, 02/08/05....................................................................      P-1, A-1       6,150,000     6,150,000
   Jacksonville, FL Electric Auth. Ref. Rev. Var. Rate Electric
    System Subordinated Rev. Bonds 2000 Ser. A, 1.90%, 03/01/05........................     VMIG-1, A-1     6,500,000     6,500,000
   Orange County, FL Bonds, 1.85%, 02/10/05............................................     VMIG1, A-1+     8,000,000     8,000,000
   Orange County, FL Housing Fin. Auth. Multi-Family Housing
    Ref. Rev. Bonds (Post Fountains at Lee Vista Proj.),
    FNMA Gtd., Ser. 1997E, 2.00%, 01/07/05*............................................      N/R, A-1+      4,235,000     4,235,000
                                                                                                                        -----------
                                                                                                                         30,185,000
                                                                                                                        -----------
 GEORGIA -- 10.1%
   Burke County, GA Dev. Auth. Poll. Cntrl. Rev. Bonds (Ogelthorpe Corp.) AMBAC Insured
    SPA Rabobank, 1.70%, 01/12/05......................................................    VMIG-1, A-1+     7,500,000     7,500,000
   Clayton County, GA Hosp. Auth. Rev. Ant. Cert.
    (Southern Regional Medical Center Proj.), LOC SunTrust Bank,
    Ser. 1998B, 2.00%, 01/07/05*.......................................................      Aa1, N/R       3,670,000     3,670,000
   Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp., Inc. Proj.),
    LOC SunTrust Bank, Ser. 1997, 2.00%, 01/07/05*.....................................     VMIG-1, N/R     1,500,000     1,500,000
   Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp., Inc. Proj.),
    LOC SunTrust Bank, Ser. 2000, 2.00%, 01/07/05*.....................................     VMIG-1, N/R     4,400,000     4,400,000
   Columbus, GA Housing Auth. Rev. Bonds (Columbus State Univ.
    Foundation, Inc. Proj.), LOC SunTrust Bank, Ser. 1997,
    2.00%, 01/07/05*...................................................................      Aa2, N/R       1,000,000     1,000,000
   Debalk County, GA Hosp. Auth. Rev. Ant. Cert. (Dekalb Medical Center
    Proj.), LOC SunTrust Bank, Ser. 1993B, 2.00%, 01/07/05*............................     VMIG-1, N/R     1,900,000     1,900,000


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / Tax-Exempt Series
--------------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================



                                                                                           Moody's/S&P     Principal       Value
                                                                                           Ratings(1)       Amount        (Note 2)
                                                                                          ------------    -----------   -----------
   Floyd County, GA Dev. Auth. Environ. Imp. Rev. Bonds (Georgia
    Power Co. Plant Hammond Proj.), Ser. 1996, 2.22%, 01/01/05*.......................     VMIG-1, A-1    $ 3,700,000   $ 3,700,000
   Floyd County, GA Dev. Auth. Rev. Bonds (Berry College, Inc. Proj.),
    LOC Sun Trust Bank, Ser. 1999, 2.00%, 01/07/05*...................................      Aa2, N/R        3,500,000     3,500,000
   Fulton County, GA Dev. Auth. Rev. Bonds (Arthritis Foundation, Inc. Proj.),
    LOC SunTrust Bank, Ser. 1996, 2.00%, 01/07/05*....................................      Aa2, N/R          800,000       800,000
   Fulton County, GA Dev. Auth. Rev. Bonds (Trinity School, Inc. Proj.),
    LOC SunTrust Bank, Ser. 2000, 2.00%, 01/07/05*....................................     VMIG-1, N/R      5,700,000     5,700,000
   Gwinnett County, GA Dev. Auth. Rev. Bonds (Wesleyan School, Inc. Proj.),
    LOC SunTrust Bank, Ser. 1999, 2.00%, 01/07/05*....................................      Aa2, N/R        5,000,000     5,000,000
   Heard County, GA Poll. Cntrl. Rev. Bonds (Georgia Power Co. Plant
    Wansley Proj.), Ser. 1996, 2.27%, 01/03/05*.......................................     VMIG-1, A-1      2,000,000     2,000,000
   Macon Bibb County, GA Hosp. Auth. Rev. Ant. Cert. (Central GA Sr.
    Health, Inc. Carlyle Place Proj.), LOC SunTrust Bank, Ser. 2000,
    2.22%, 01/03/05*..................................................................    VMIG-1, A-1+      4,175,000     4,175,000
                                                                                                                        -----------
                                                                                                                         44,845,000
                                                                                                                        -----------
 ILLINOIS -- 18.1%
   Illinois Dev. Fin. Auth. Rev. Bonds (Goodman Theatre Proj.),
    LOC Banc One N.A./Northern Trust, Ser. 1999, 2.00%, 01/07/05*.....................      N/R, A-1+      13,400,000    13,400,000
   Illinois Dev. Fin. Auth. Rev. Bonds (Radiological Society Proj.),
    LOC Bank One NA Ser. 1997, 2.00%, 01/07/05*.......................................      N/R, A-1+       2,120,000     2,120,000
   Illinois Dev. Fin. Auth. Rev. Bonds (St. Augustine College Proj.),
    LOC Bank One NA Ser. 1997, 2.20%, 01/03/05*.......................................     VMIG-1, N/R      2,080,000     2,080,000
   Illinois Educ. Fac. Auth. Rev. Bonds (ACI/Cultural Pooled Financing Proj.),
    LOC Bank of America Ser. 1998, 2.00%, 01/07/05*...................................      N/R, A-1+       8,000,000     8,000,000
   Illinois Educ. Fac. Auth. Rev. Bonds (Depaul Univ. Proj.),
    LOC Northern Trust Co., Ser. 1992, 2.00%, 01/07/05*...............................    VMIG-1, A-1+     15,300,000    15,300,000
   Illinois Educ. Fac. Auth. Rev. Bonds Ser. 2001B-3 (The Univ. of Chicago),
    1.65%, 07/28/05...................................................................     VMIG1, A-1+     20,000,000    20,000,000
   Illinois Health Fac. Auth. Var. Rate Adj. Demand Rev. Bonds Ser.
    1998 (Evanston Hospital Corp.), 1.88%, 03/17/05...................................    VMIG-1, A-1+      9,000,000     9,000,000
   Illinois Health Fac. Auth. Var. Rate Adj. Rev. Bonds Ser. 1996
    (Evanston Hospital Corp.), 1.85%, 01/27/05........................................    VMIG-1, A-1+     10,000,000    10,000,000
                                                                                                                        -----------
                                                                                                                         79,900,000
                                                                                                                        -----------
 KANSAS -- 1.1%
   Wamego, KS Poll. Cntrl. Ref. Rev. Bonds (Utilicorp United, Inc. Proj.),
    LOC Bank One, NA, Ser. 1996, 2.00%, 01/07/05*.....................................      P-1, A-1        5,000,000     5,000,000
                                                                                                                        -----------
 MARYLAND -- 6.6%
   Maryland Health & Higher Educ. Fac. Rev. Bonds CP Rev. Notes
    (The Johns Hopkins Univ.) Ser. B, 1.75%, 01/25/05.................................      P-1, A-1+       7,742,000     7,742,000
   Maryland Health & Higher Educ. Fac. Rev. Bonds CP Rev. Notes
    (The Johns Hopkins Univ.) Ser. B, 1.83%, 02/04/05.................................      P-1, A-1+      10,000,000    10,000,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / Tax-Exempt Series
--------------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================



                                                                                           Moody's/S&P     Principal       Value
                                                                                           Ratings(1)       Amount        (Note 2)
                                                                                          ------------    -----------   -----------
   Montgomery County, MD TECP Bans, Ser. 2002, 1.75%, 01/25/05........................      P-1, A-1+     $ 4,300,000   $ 4,300,000
   Montgomery County, MD TECP Bans, Ser. 2002, 1.75%, 01/25/05........................      P-1, A-1+       7,300,000     7,300,000
                                                                                                                        -----------
                                                                                                                         29,342,000
                                                                                                                        -----------
 MASSACHUSETTS -- 3.4%
   Massachusetts State Health & Educ. Fac. Auth. Rev. Notes,
    Harvard Univ. Issue, Ser. EE, 1.30%, 01/11/05.....................................      P-1, A-1+      15,000,000    15,000,000
                                                                                                                        -----------
 MINNESOTA -- 3.4%
   City of Rochester, MN Health Care Fac. Rev. Bonds Mayo Foundation
    Mayo Medical Center Ser. 2001D, 1.90%, 01/13/05...................................      N/R, A-1+      15,000,000    15,000,000
                                                                                                                        -----------
 MISSISSIPPI -- 0.1%
   Jackson County, MS Port Fac. Rev. Bonds (Chevron U.S.A., Inc. Proj.),
    Ser. 1993, 2.18%, 01/03/05*.......................................................      P-1, N/R          480,000       480,000
                                                                                                                        -----------
 MISSOURI -- 1.9%
   Missouri Health & Educ. Fac. Auth. (Washington Univ. Proj.), Ser. 1996A,
    2.18%, 01/03/05*..................................................................    VMIG-1, A-1+      4,750,000     4,750,000
   Missouri Health & Educ. Fac. Auth. Rev. B (Washington Univ. Proj.),
    Ser. 1996-B, 2.18%, 01/03/05*.....................................................    VMIG-1, A-1+      3,500,000     3,500,000
                                                                                                                        -----------
                                                                                                                          8,250,000
                                                                                                                        -----------
 NEBRASKA -- 7.8%
   Nebraska Public Power Dist. TECP Notes, Ser. A, 1.69%, 01/10/05....................      P-1, A-1       16,500,000    16,500,000
   Omaha Public Power Dist. Commercial Paper Notes, 1.85%, 02/04/05...................      P-1, A-1+       9,000,000     9,000,000
   Omaha Public Power Dist. Commercial Paper Notes, 1.83%, 02/07/05...................      P-1, A-1+       9,000,000     9,000,000
                                                                                                                        -----------
                                                                                                                         34,500,000
                                                                                                                        -----------
 NORTH CAROLINA -- 5.9%
   Board of Governors of The University of North Carolina For The Benefit of
    UNC Chapel Hill And NC State at Raleigh Ser, A, 1.82%, 02/01/05...................      P-1, A-1+      21,000,000    21,000,000
   Carteret County, NC Ind. Fac. & Poll. Cntrl. Fin. Auth. Rev. Bonds
    (Texas Gulf Proj.), LOC BNP Paribas, Ser. 1985, 2.13%, 01/07/05*..................      Aa2, N/R        5,000,000     5,000,000
                                                                                                                        -----------
                                                                                                                         26,000,000
                                                                                                                        -----------
 OKLAHOMA -- 0.4%
   Tulsa County Ind. Auth., OK Var. Rate Demand Mtge. Rev. Bonds,
    (Montereau in Warren Woods Proj.), LOC BNP Paribas, Ser. 2002A,
    2.18%, 01/03/05*..................................................................      N/R, A-1+       1,775,000     1,775,000
                                                                                                                        -----------
 PENNSYLVANIA -- 0.9%
   Beaver County, PA Ind. Dev. Auth. Poll. Cntrl. Rev. Bonds
    (Atlantic Richfield Co. Proj.), Ser. 1995, 2.00%, 01/07/05*.......................    VMIG-1, A-1+      4,200,000     4,200,000
                                                                                                                        -----------
 SOUTH CAROLINA -- 2.6%
   South Carolina State Public Service Auth. TECP, 1.83%, 02/07/05....................      P-1, A-1+      11,700,000    11,700,000
                                                                                                                        -----------



    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / Tax-Exempt Series
--------------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================

                                                                                           Moody's/S&P     Principal       Value
                                                                                           Ratings(1)        Amount        (Note 2)
                                                                                          ------------    -----------   -----------
 TENNESSEE -- 4.4%
   City of Memphis, TN Gen. Oblig. CP, 1.65%, 01/14/05................................      P-1, A-1+     $12,700,000   $12,700,000
   Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee Municipal Bond
    Fund Proj.), LOC Bank of America, Ser. 1984, 2.00%, 01/07/05*.....................      N/R, A-1+       2,150,000     2,150,000
   Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee Municipal Bond
    Fund Proj.), LOC Bank of America, Ser. 1995, 2.00%, 01/07/05*.....................      N/R, A-1+       1,000,000     1,000,000
   Clarksville, TN Public Bldg. Auth. Rev. Bonds, LOC Bank of America,
    Ser. 2001, 2.15%, 01/03/05*.......................................................     VMIG-1, N/R      2,930,000     2,930,000
   Montgomery County, TN Public Bldg. Auth. Rev. Bonds (Tennessee County
    Loan Pool), LOC Bank of America, Ser. 2002, 2.15%, 01/03/05*......................     VMIG-1, N/R        885,000       885,000
                                                                                                                        -----------
                                                                                                                         19,665,000
                                                                                                                        -----------
 TEXAS -- 14.7%
   City of San Antonio Electric And Gas System TECP, 1.75%, 02/11/05..................      P-1, A-1+       7,500,000     7,500,000
   City of San Antonio, TX Water System CP Notes, 1.80%, 01/26/05.....................      P-1, A-1+       5,500,000     5,500,000
   City of San Antonio, TX Water System CP Notes, 1.75%, 02/09/05.....................      P-1, A-1+       5,000,000     5,000,000
   City of San Antonio, TX Water System CP Notes, 1.85%, 02/11/05.....................      P-1, A-1+       5,000,000     5,000,000
   Harris County, TX Health Fac. Auth. Dev. Corp. Hosp. Rev. Bonds
    (Texas Children's Hosp. Proj.) MBIA Insured SBPA JPMorgan Chase, Ser. 1991B-1,
    2.18%, 01/03/05*..................................................................    VMIG-1, A-1+      9,900,000     9,900,000
   Harris County, TX Health Fac. Auth. Dev. Corp. Variable Rate Rev. Bonds
    (The Methodist Hosp.), Ser. 2002, 2.20%, 01/03/05*................................      N/R, A-1+       9,700,000     9,700,000
   Harris County, TX Health Fac. Dev. Corp. (St. Luke's Episcopal Hosp.
    Proj.), Ser. 2001B, 2.20%, 01/03/05*..............................................      N/R, A-1+      12,000,000    12,000,000
   Harris County, TX Health Fac. Dev. Corp. Rev. Bonds
    (YMCA of The Greater Houston Area), LOC JP Morgan/Chase,
    Ser. 2002, 2.20%, 01/03/05*.......................................................     VMIG-1, N/R      2,000,000     2,000,000
   Port Arthur Navigation Dist. of Jefferson County, TX Poll. Contrl. Rev. Ref.
    Bonds (Texaco Inc. Proj.), Ser. 1994, 2.18%, 01/03/05*............................    VMIG-1, A-1+      5,150,000     5,150,000
   Southwest Higher Educ. Auth., TX Higher Educ. Rev. Bonds
    (Southern Methodist Univ. Proj.), LOC Landesbank Hessen-Thuringen,
    Ser. 1985, 2.18%, 01/03/05*.......................................................     VMIG-1, N/R      3,220,000     3,220,000
                                                                                                                        -----------
                                                                                                                         64,970,000
                                                                                                                        -----------
 UTAH -- 0.4%
   Salt Lake County UP Poll. Cntrl. Rev. SVC Station Holdings Proj.
    (BP PLC), 2.19%, 01/03/05*........................................................      P-1, A-1+       1,300,000     1,300,000
   Salt Lake County, UT Poll. Cntrl. Rev. SVC Station Holdings Proj.
    (BP PLC), 2.18%, 01/03/05*........................................................      P-1, A-1+         500,000       500,000
                                                                                                                        -----------
                                                                                                                          1,800,000
                                                                                                                        -----------



    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / Tax-Exempt Series
--------------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================



                                                                                           Moody's/S&P    Principal        Value
                                                                                             Ratings(1)     Amount       (Note 2)
                                                                                           -----------    ----------   ------------
 WASHINGTON -- 2.4%
   King County, WA Sewer Rev. Bond Ant. CP Notes, 1.90%, 03/01/05......................      P-1, A-1     $6,500,000   $  6,500,000
   Washington Health Care Fac. Auth. Lease Rev. Bonds
    (National Healthcare Research & Educ. Proj.), LOC BNP Paribas,
    2.00%, 01/07/05*...................................................................    VMIG-1, N/R     4,100,000      4,100,000
                                                                                                                       ------------
                                                                                                                         10,600,000
                                                                                                                       ------------
 WISCONSIN -- 3.1%
   State of Wisconsin Gen. Oblig., 1.75%, 01/10/05.....................................     P-1, A-1+      7,254,000      7,254,000
   State of Wisconsin Gen. Oblig., 1.81%, 02/04/05.....................................     P-1, A-1+      6,699,000      6,699,000
                                                                                                                       ------------
                                                                                                                         13,953,000
                                                                                                                       ------------
   TOTAL MUNICIPAL BONDS (Cost $443,645,000)...........................................                                 443,645,000
                                                                                                                       ------------
  TOTAL INVESTMENTS (Cost $443,645,000)+ -- 100.0%.....................................                                $443,645,000
                                                                                                                       ============

---------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2004. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+  Cost for Federal income tax purposes.
(1) Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are unaudited.
LOC  -- Letter of Credit.
TECP -- Tax-Exempt Commercial Paper and multi-modal bonds in commercial paper mode.
FNMA -- Federal National Mortgage Association
SBPA -- Stand-By Purchase Agreement.




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
--------------------------------------------------------------------------------
 FINANCIAL STATEMENTS
================================================================================



STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)

                                                                                           Prime            U.S.
                                                                                       Money Market      Government     Tax-Exempt
                                                                                          Series           Series         Series
                                                                                      --------------    ------------   ------------
ASSETS:
Investment in securities, at value*...............................................    $2,044,105,200    $860,789,523   $443,645,000
Cash..............................................................................                58              11          7,788
Interest receivable...............................................................         2,873,591       2,843,576        968,728
                                                                                      --------------    ------------   ------------
Total assets......................................................................     2,046,978,849     863,633,110    444,621,516
                                                                                      --------------    ------------   ------------
LIABILITIES:
Accrued advisory fee..............................................................           594,354         282,972        144,806
Other accrued expenses............................................................           216,768          98,036         72,226
                                                                                      --------------    ------------   ------------
Total liabilities.................................................................           811,122         381,008        217,032
                                                                                      --------------    ------------   ------------
NET ASSETS........................................................................    $2,046,167,727    $863,252,102   $444,404,484
                                                                                      ==============    ============   ============

---------------

* Investments at cost ............................................................   $ 2,044,105,200   $ 860,789,523  $ 443,645,000





    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
--------------------------------------------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================


STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2004 (Unaudited)


                                                                                       Prime          U.S.
                                                                                   Money Market    Government   Tax-Exempt
                                                                                      Series         Series       Series
                                                                                   ------------    ----------   ----------
INVESTMENT INCOME:
 Interest Income...............................................................     $17,284,736    $7,144,126   $3,184,079
                                                                                    -----------    ----------   ----------
EXPENSES:
 Advisory fees.................................................................       3,509,556     1,556,069      838,089
 Administration and accounting fees............................................         864,893       382,300      213,930
 Custody fees..................................................................          74,193        31,042       15,986
 Trustees' fees................................................................           2,464         2,511        2,457
 Compliance services...........................................................          34,919        14,322        7,761
 Professional fees.............................................................         165,573        72,121       46,794
 Other.........................................................................          23,029        37,312        9,507
                                                                                    -----------    ----------   ----------
   Total expenses..............................................................       4,674,627     2,095,677    1,134,524
                                                                                    -----------    ----------   ----------
 Net investment income.........................................................      12,610,109     5,048,449    2,049,555
                                                                                    -----------    ----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................     $12,610,109    $5,048,449   $2,049,555
                                                                                    ===========    ==========   ==========




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
--------------------------------------------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================


STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2004 (Unaudited)


                                                                                      Prime              U.S.
                                                                                   Money Market       Government        Tax-Exempt
                                                                                      Series            Series            Series
                                                                                 ---------------    ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Net increase in net assets resulting from operations.........................    $    12,610,109    $     5,048,449   $   2,049,555
                                                                                 ---------------    ---------------   -------------
Transactions in beneficial interest:
 Contributions...............................................................      1,861,147,658      2,022,616,013     635,412,398
 Withdrawals.................................................................     (1,844,480,547)    (2,031,067,751)   (664,364,911)
                                                                                 ---------------    ---------------   -------------
Net increase (decrease) in net assets from transactions in beneficial
  interest...................................................................         16,667,111         (8,451,738)    (28,952,513)
                                                                                 ---------------    ---------------   -------------
Total increase (decrease) in net assets......................................         29,277,220         (3,403,289)    (26,902,958)

NET ASSETS:
 Beginning of period.........................................................      2,016,890,507        866,655,391     471,307,442
                                                                                 ---------------    ---------------   -------------
 End of period...............................................................    $ 2,046,167,727    $   863,252,102   $ 444,404,484
                                                                                 ===============    ===============   =============




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
--------------------------------------------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2004

                                                                                    Prime              U.S.
                                                                                 Money Market       Government         Tax-Exempt
                                                                                    Series            Series             Series
                                                                               ---------------    ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income.....................................................    $    14,730,170    $     5,623,083   $     2,262,600
 Net realized gain on investments..........................................              7,104              7,024                --
                                                                               ---------------    ---------------   ---------------
Net increase in net assets resulting from operations.......................         14,737,274          5,630,107         2,262,600
                                                                               ---------------    ---------------   ---------------
Transactions in beneficial interest:
 Contributions.............................................................      4,179,962,992      3,578,068,185     1,119,482,114
 Withdrawals...............................................................     (4,562,517,995)    (3,681,534,767)   (1,199,612,236)
                                                                               ---------------    ---------------   ---------------
Net decrease in net assets from transactions in beneficial interest........       (382,555,003)      (103,466,582)      (80,130,122)
                                                                               ---------------    ---------------   ---------------
Total decrease in net assets...............................................       (367,817,729)       (97,836,475)      (77,867,522)
                                                                               ---------------    ---------------   ---------------
NET ASSETS:
 Beginning of year.........................................................      2,384,708,236        964,491,866       549,174,964
                                                                               ---------------    ---------------   ---------------
 End of year...............................................................    $ 2,016,890,507    $   866,655,391   $   471,307,442
                                                                               ===============    ===============   ===============





    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================



1. DESCRIPTION OF THE TRUST. Prime Money Market Series, U.S. Government Series, and Tax-Exempt Series (each, a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a series separate and distinct from the shares of other series. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

     Security Valuation. Each Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

     Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

     Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

     Repurchase Agreements. Each Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In the event of default of the obligation to repurchase, each Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     Other. Investment security transactions are accounted for on a trade date basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

     Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================



3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. RSMC, a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to each Series. RSMC receives an advisory fee of 0.37% of each Series' first $1 billion of average daily net assets; 0.33% of each Series' next $500 million of average daily net assets; 0.30% of each Series' next $500 million of average daily net assets; and 0.27% of each Series' average daily net assets in excess of $2 billion. RSMC also receives a service fee under a Compliance, Support and Recordkeeping Services Agreement of 0.006% of each Series' average daily net assets.

     From July 1, 2004 to September 30, 2004, RSMC provided administrative and accounting services to each Series. For the period July 1, 2004 to September 30, 2004, RSMC did not receive any fees for its services.

     Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4.   FINANCIAL HIGHLIGHTS.


                                                       For the
                                                      Six-Month          For the Fiscal Years Ended        For the Period
                                                     Period Ended                 June 30,               November 1, 1999(1)
                                                  December 31, 2004     ------------------------------        through
                                                     (Unaudited)       2004     2003     2002    2001      June 30, 2000
                                                  -----------------    -----   -----    -----    -----   -----------------
PRIME MONEY MARKET SERIES
 Total Return .................................         0.62%**        0.65%   1.14%    2.24%    5.70%         3.75%**
 Ratios to Average Net Assets:
   Expenses....................................         0.45%*         0.46%   0.45%    0.45%    0.45%         0.46%*
   Net investment income.......................         1.23%*         0.66%   1.13%    2.19%    5.51%         5.63%*

U.S. GOVERNMENT SERIES
 Total Return .................................         0.60%**        0.61%   1.02%    2.06%    5.66%         3.61%**
 Ratios to Average Net Assets:
   Expenses....................................         0.50%*         0.50%   0.50%    0.50%    0.49%         0.50%*
   Net investment income.......................         1.20%*         0.60%   1.03%    2.07%    5.24%         5.42%*

TAX-EXEMPT SERIES
 Total Return .................................         0.46%**        0.48%   0.80%    1.36%    3.42%         2.30%**
 Ratios to Average Net Assets:
   Expenses....................................         0.50%*         0.51%   0.50%    0.50%    0.50%         0.50%*
   Net investment income.......................         0.90%*         0.48%   0.80%    1.36%    3.33%         3.45%*

---------------
*   Annualized.
**  Not annualized.
(1) Commencement of operations.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================



5. CREDIT RISK. Obligations of agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury and thus may or may not be backed by the "full faith and credit" of the United States. Payment of interest and principal on these obligations, although generally backed directly or indirectly by the U.S. Government, may be backed solely by the issuing instrumentality.

     Approximately 41% of the investments of the Tax-Exempt Series on December 31, 2004, were insured by private issuers that guarantee payment of principal and interest in the event of default or were backed by letters of credit issued by domestic and foreign banks or financial institutions.

6. CONTRACTUAL OBLIGATIONS. The Series enter into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series have not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
--------------------------------------------------------------------------------
 TRUSTEES AND OFFICERS
================================================================================


WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES


                                                                                                       Number of
                                                                                                     Portfolios in
                                                                                 Principal               Fund             Other
                              Position(s)         Term of Office               Occupation(s)            Complex       Directorships
Name, Address and Age          Held with           and Length of                During Past           Overseen by        Held by
---------------------         Fund Complex          Time Served                 Five Years              Trustee          Trustee
                              ------------   ------------------------    ------------------------    -------------   --------------
ROBERT J. CHRISTIAN(1)        Trustee,       Shall serve until death,    Executive Vice                   59         Wilmington
Date of Birth: 2/49           President,     resignation or removal.     President and                               Low Volatility
                              Chief          Trustee, President and      Chief Investment                            Fund of Funds
                              Executive      Chairman of the Board       Officer of Wilmington                       (Closed-End
                              Officer and    since October 1998.         Trust Company since                         Registered
                              Chairman of                                February 1996; President                    Investment
                              the Board                                  of Rodney Square                            Company).
                                                                         Management Corporation
                                                                         ("RSMC")
                                                                         since 1996.

FRED FILOON(2)                Trustee        Shall serve until death,    Senior Vice President,           59         None
520 Madison Avenue                           resignation or removal.     Principal of Cramer
New York, NY 10022                           Trustee since November      Rosenthal McGlynn, LLC
Date of Birth: 3/42                          2004.                       since 1991.


---------------

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Filoon is an "interested" Trustee by reason of his position as Senior Vice President to Cramer Rosenthal McGlynn LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
--------------------------------------------------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================



INDEPENDENT TRUSTEES


                                                                                                    Number of
                                                                                                  Portfolios in
                                                                              Principal               Fund              Other
                           Position(s)         Term of Office               Occupation(s)            Complex        Directorships
Name, Address and Age       Held with           and Length of                During Past           Overseen by         Held by
---------------------      Fund Complex          Time Served                 Five Years              Trustee           Trustee
                           ------------   ------------------------    ------------------------    -------------   -----------------
ROBERT H. ARNOLD           Trustee        Shall serve until death,    Founder and                      59         None
Date of Birth: 3/44                       resignation or removal.     co-manages,
                                          Trustee since May           R. H. Arnold & Co.,
                                          1997.                       Inc. (investment
                                                                      banking company)
                                                                      since 1989.

DR. ERIC BRUCKER           Trustee        Shall serve until death,    Professor                        59         Wilmington
Date of Birth: 12/41                      resignation or removal.     of Economics                                Low Volatility
                                          Trustee since October       Widener University                          Fund of Funds
                                          1999.                       since July 2004;                            (Closed-End
                                                                      Formally, Dean,                             Registered
                                                                      School of Business                          Investment
                                                                      Administration of                           Company).
                                                                      Widener University
                                                                      from 2001 to 2004;
                                                                      Prior to that, Dean,
                                                                      College of Business,
                                                                      Public Policy and
                                                                      Health at the University
                                                                      of Maine from September
                                                                      1998 to June 2001.

NICHOLAS A. GIORDANO       Trustee        Shall serve until death,    Consultant, financial            59         Wilmington
Date of Birth: 3/43                       resignation or removal.     services organizations                      Low Volatility
                                          Trustee since October       from 1997 to present;                       Fund of Funds
                                          1998.                       Interim President,                          (Closed-end
                                                                      LaSalle University                          Registered
                                                                      from 1998 to 1999.                          Investment
                                                                                                                  Company);
                                                                                                                  Kalmar Pooled
                                                                                                                  Investment Trust;
                                                                                                                  Independence
                                                                                                                  Blue Cross;
                                                                                                                  Selas Corporation
                                                                                                                  of America
                                                                                                                  (industrial
                                                                                                                  furnaces and
                                                                                                                  ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
--------------------------------------------------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================



INDEPENDENT TRUSTEES


                                                                                                       Number of
                                                                                                     Portfolios in
                                                                                  Principal              Fund             Other
                                 Position(s)         Term of Office             Occupation(s)           Complex       Directorships
Name, Address and Age             Held with           and Length of              During Past          Overseen by        Held by
---------------------            Fund Complex          Time Served                Five Years            Trustee          Trustee
                                 ------------   ------------------------    ---------------------    -------------   --------------
LOUIS KLEIN, JR.                 Trustee        Shall serve until death,    Self-employed                 59         WHX
Date of Birth: 5/35                             resignation or removal.     financial consultant                     Corporation
                                                Trustee since October       since 1991.                              (industrial
                                                1999.                                                                manufacturer).

CLEMENT C. MOORE, II             Trustee        Shall serve until death,    Managing Partner,             59         None
Date of Birth: 9/44                             resignation or removal.     Mariemont Holdings,
                                                Trustee since October       LLC, (real estate
                                                1999.                       holding and
                                                                            development company)
                                                                            since 1980.

JOHN J. QUINDLEN                 Trustee        Shall serve until death,    Retired since 1993.           59         None
Date of Birth: 5/32                             resignation or removal.
                                                Trustee since October
                                                1999.

MARK A. SARGENT                  Trustee        Shall serve until death,    Dean and Professor of         59         Wilmington
Date of Birth: 4/51                             resignation or removal.     Law, Villanova                           Low Volatility
                                                Trustee since               University School of                     Fund of Funds
                                                November 2001.              Law since July 1997.                     (Closed-end
                                                                                                                     Registered
                                                                                                                     Investment
                                                                                                                     Company).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
--------------------------------------------------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================



EXECUTIVE OFFICERS


                                                                                                        Number of
                                                                                                      Portfolios in
                                                                               Principal                  Fund            Other
                          Position(s)          Term of Office                Occupation(s)               Complex      Directorships
Name, Address and Age      Held with           and Length of                  During Past              Overseen by       Held by
---------------------     Fund Complex          Time Served                    Five Years                Trustee         Trustee
                         --------------   -----------------------    -----------------------------    -------------   -------------
ERIC K. CHEUNG           Vice President   Shall serve at the         Vice President,                       N/A        N/A
1100 North Market                         pleasure of the Board      Wilmington Trust
Street                                    and until successor is     Company Since 1986;
Wilmington, DE 19890                      elected and qualified.     and Vice President and
Date of Birth: 12/54                      Officer since October      Director of Rodney
                                          1998.                      Square Management
                                                                     Corporation since
                                                                     2001.

JOSEPH M. FAHEY, JR.     Vice President   Shall serve at the         Vice President, Rodney                N/A        N/A
1100 North Market                         pleasure of the Board      Square Management
Street                                    and until successor is     Corporation since
Wilmington, DE 19890                      elected and qualified.     1992.
Date of Birth: 1/57                       Officer since November
                                          1999.

JOHN R. GILES            Chief            Shall serve at the         Senior Vice President,                N/A        N/A
1100 North Market        Financial        pleasure of the Board      Wilmington Trust
Street                   Officer, Vice    and until successor is     Company since 1996.
Wilmington, DE 19890     President        elected and qualified.
Date of Birth: 8/57      and              Officer since December
                         Treasurer        1999.

LEAH M. ANDERSON         Secretary        Shall serve at the         Officer, Wilmington                   N/A        N/A
1100 North Market                         pleasure of the Board      Trust Company since
Street                                    and until successor is     1998. Officer, Rodney
Wilmington, DE 19890                      elected and qualified.     Square Management
Date of Birth: 8/65                       Officer since October      Corporation since
                                          2002.                      1992.

ANNA M. BENCROWSKY       Chief            Shall serve at the         Chief Compliance                      N/A        N/A
1100 North Market        Compliance       pleasure of the Board      Officer, Rodney Square
Street                   Officer          and until successor is     Management Corporation
Wilmington, DE 19890                      elected and qualified.     since 2004; Vice President
Date of Birth: 5/51                       Officer since September    and Chief Compliance
                                          2004.                      Officer, 1838 Investment
                                                                     Advisors, LP From 1998
                                                                     to 2004; Vice President,
                                                                     Secretary, and Treasurer,
                                                                     1838 Investment Advisors
                                                                     Funds from 1995 to 2004;
                                                                     Vice President and Secretary,
                                                                     1838 Bond--Debenture
                                                                     Trading Fund from
                                                                     1982 to 2004.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
--------------------------------------------------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================



EXECUTIVE OFFICERS


                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                     Principal            Fund            Other
                                      Position(s)         Term of Office           Occupation(s)         Complex      Directorships
Name, Address and Age                  Held with           and Length of            During Past        Overseen by       Held by
---------------------                 Fund Complex          Time Served             Five Years           Trustee         Trustee
                                     --------------   ----------------------    ------------------    -------------   -------------
WILLIAM P. RICHARDS, JR.             Vice President   Shall serve at the        Managing Director,         N/A             N/A
100 Wilshire Boulevard                                pleasure of the Board     Roxbury Capital
Suite 1000                                            and until successor is    Management LLC
Santa Monica, CA 90401                                elected and qualified.    since 1998.
Date of Birth: 11/36                                  Officer since November
                                                      2004.



VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolios is available, without charge and upon request, on the SEC's website at http:// www.sec.gov. Information regarding how the investment adviser voted proxies for the most recent twelve month period ended June 30 is available without charge and upon request, on the SEC's website listed above.

                                    TRUSTEES

                                Robert H. Arnold
                                Dr. Eric Brucker
                              Robert J. Christian
                                  Fred Filoon
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                                Mark A. Sargent

                              --------------------

                                    OFFICERS

                        Robert J. Christian, President/
                            Chief Executive Officer
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President/
                       Chief Financial Officer/Treasurer
                          Leah M. Anderson, Secretary
                  Anna M. Bencrowsky, Chief Compliance Officer
                    William P. Richards, Jr., Vice President

                              --------------------

                               INVESTMENT ADVISER

                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890

                              --------------------

                                   CUSTODIAN

                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890

                              --------------------

                                 TRANSFER AGENT
                               ADMINISTRATOR AND
                                ACCOUNTING AGENT

                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809




This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Money Market Portfolios -- Service Shares.


WMMPS-SEMI-12/04

                                                                     WILMINGTON

                                                                          FUNDS






 Money Market Portfolios

 Service Shares



            o   Prime Money Market

            o   U.S. Government

            o   Tax-Exempt














                                  SEMI ANNUAL
                               December 31, 2004

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
--------------------------------------------------------------
 PRESIDENT'S MESSAGE
================================================================================



DEAR SHAREHOLDER:

   After spending more than three years pursuing an ever-easier monetary policy, the Federal Reserve ("Fed") embarked on a gradual reversal of that stance beginning in the summer of 2004. Outwardly, that took the form of higher short-term interest rates, which were raised five times by the Fed and ended the year 125 basis points (1.25%) higher than at the beginning of the year. Much of the economic growth that occurred in 2004 was a direct result of that easing monetary policy. The economic impact of a somewhat tighter monetary policy and higher interest rates will be felt in 2005 and beyond. Generally speaking, it means that we believe economic growth will continue, but will likely be less robust. And, inflation and interest rates are likely to rise throughout 2005.

   To understand the impact of fiscal and monetary policies upon economic growth it is best to start with the events of the last year. In 2004, the U.S. economy enjoyed record low interest rates, personal tax cuts, and accelerated depreciation allowances for businesses. Three important sectors of the economy were significantly impacted by this confluence of events -- consumer spending, housing, and business spending on new plant and equipment (capital spending). A small reversal of fortunes in these factors (monetary policy, evaporation of the accelerated depreciation allowances) will have a dampening impact on economic growth in 2005.

   Consumer spending last year was positively impacted by lower interest rates and especially lower mortgage rates. Mortgage rates hit record lows in 2004. This lead to a substantial amount of mortgage re-financing which in turn produced: 1) a cash payout as homeowners frequently took equity out of their homes; and, 2) a lower monthly mortgage payment. Consequently, consumer discretionary income was enhanced and overall consumer spending rose 3.5 -- 4.0%, after inflation.

   A second positive consequence of low mortgage rates is, of course, housing. New home sales last year reached an all-time record (1.2 million units) -- eclipsing the previous record attained in 2003. The low level of mortgage rates, rising family income and employment, and moderate housing price inflation in early 2004, produced a record high in the housing affordability index. However, late 2004 rises in interest rates and an estimated 12% rise in home prices have combined to reduce the affordability of housing.

   The accelerated depreciation allowances that were available in 2004 were a positive influence on business capital spending which rose 10% last year, after inflation. The boost this brought to the economy was well-needed. But, the absence of the one-time impact of depreciation acceleration in 2005 could result in a less robust capital spending environment.

   It is possible that we have already seen the lows for inflation for this business cycle. Consumer prices rose 3.2% in 2004 compared with 1.8% in 2003. The rise in inflation is not just a short-term cyclical event. It is also the natural result of an easy Fed policy that we mentioned earlier. Short-term interest rates have been below inflation for more than two years -- the longest such pattern in the last 30 years. The release of the December Federal Open Market Committee minutes leaves little doubt that this period is coming to an end. The minutes accompanying the December meeting concluded that, "Even with this action, the current level of the real funds rate target remained below the level it most likely would need to reach to keep inflation stable and output at its potential. With the economic expansion more firmly entrenched, cost and price pressures were likely to become a clearer intermediate-term risk to sustained good economic performance absent further reduction of accommodation." The Statement accompanying the 25 basis point increase in December indicates that the Fed is likely to take a measured approach in raising the federal funds rate target in 2005.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
--------------------------------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



INVESTMENT RESULTS

For the six-month period ended December 31, 2004, the Wilmington Prime Money Market, Wilmington U.S. Government and Wilmington Tax-Exempt Portfolios' dividends represented a return of 0.55%, 0.55% and 0.38%, respectively. A comparison of each Portfolio's performance versus its respective benchmark is presented below:


                                                            For the Six-Month
                                                               Period Ended
                                                            December 31, 2004
                                                            -----------------

        WILMINGTON PRIME MONEY MARKET PORTFOLIO                    0.55%
        Lipper Money Market Funds                                  0.43%
        WILMINGTON U.S. GOVERNMENT PORTFOLIO                       0.55%
        Lipper U.S. Government Money Market Funds                  0.45%
        WILMINGTON TAX-EXEMPT PORTFOLIO                            0.38%
        Lipper Tax-Exempt Money Market Funds                       0.38%

---------------
Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-336-9970.

Investments in the Portfolios are not insured by the FDIC or any other governmental agency, are not deposits of or other obligations of or guaranteed by Wilmington Trust or any other bank or entity, and are subject to risks. Although the Portfolios seek to preserve the value of their shareholders' investments at $1.00 per share, it is possible to lose money by investing in these funds.

The performance in the above chart does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

We invite your comments and questions and thank you for your investment in the Wilmington Money Market Portfolios -- Investor Shares. We look forward to reviewing our investment results with you in our next report to shareholders.

                                     Sincerely,

                                     /s/ Robert J. Christian

                                     Robert J. Christian
                                     President

February 4, 2005

You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. A prospectus with this and other information may be obtained by calling 800-336-9970. The prospectus should be read carefully before investing.

Mr. Christian's comments reflect the investment adviser's views generally regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

Distributed by Professional Funds Distributor, LLC. See Financial Highlights.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
--------------------------------------------------------------
 EXPENSE DISCLOSURE
================================================================================



DISCLOSURE OF FUND EXPENSES

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Portfolio's costs in two ways.

     o ACTUAL FUND RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

     o HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
--------------------------------------------------------------
 EXPENSE DISCLOSURE -- continued
================================================================================



DISCLOSURE OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

EXPENSE TABLE


                                                                                    Beginning      Ending                  Expenses
                                                                                     Account      Account     Annualized     Paid
                                                                                      Value        Value       Expense      During
                                                                                     7/01/04      12/31/04     Ratio(1)     Period*
                                                                                    ---------    ---------    ----------   --------
Prime Money Market Portfolio - Investor Shares
Actual Fund Return ..............................................................   $1,000.00    $1,005.50       0.60%       $3.03
Hypothetical 5% Return ..........................................................   $1,000.00    $1,021.98       0.60%       $3.06
U.S. Government Portfolio - Investor Shares
Actual Fund Return ..............................................................   $1,000.00    $1,005.50       0.60%       $3.03
Hypothetical 5% Return ..........................................................   $1,000.00    $1,021.98       0.60%       $3.06
Tax-Exempt Portfolio - Investor Shares
Actual Fund Return ..............................................................   $1,000.00    $1,003.80       0.66%       $3.33
Hypothetical 5% Return ..........................................................   $1,000.00    $1,021.67       0.66%       $3.36

---------------
* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(1) The Wilmington Prime Money Market Portfolio, U.S. Government Portfolio and Tax-Exempt Portfolio each currently invests 100% of their investable assets in a corresponding series of WT Investment Trust I - Money Market Series. The "Annualized Expense Ratio" includes expenses allocated from the respective series.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
--------------------------------------------------------------
 DISCLOSURE OF PORTFOLIO HOLDINGS
================================================================================



PORTFOLIO HOLDINGS
DECEMBER 31, 2004

The Wilmington Prime Money Market Portfolio, U.S. Government Portfolio and Tax-Exempt Portfolio each currently invest 100% of their investable assets in a corresponding series of WT Investment Trust I - Money Market Series. The following tables present the portfolio holdings of each of the corresponding series of the WT Investment Trust I - Money Market Series as a percent of their total investments.

PRIME MONEY MARKET SERIES
Certificates of Deposit ..............................................    36.3%
Commercial Paper .....................................................    23.3
U.S. Agency Obligations ..............................................    21.7
Repurchase Agreements ................................................    18.7
                                                                         -----
                                                                         100.0%
                                                                         =====

U.S. GOVERNMENT SERIES
U.S. Agency Obligations ..............................................    84.6%
Repurchase Agreements ................................................    15.4
                                                                         -----
                                                                         100.0%
                                                                         =====

TAX-EXEMPT SERIES
Illinois .............................................................    18.1%
Texas ................................................................    14.7
Georgia ..............................................................    10.1
Nebraska .............................................................     7.8
Florida ..............................................................     6.8
Maryland .............................................................     6.6
North Carolina .......................................................     5.9
Tennessee ............................................................     4.4
Massachusetts ........................................................     3.4
Minnesota ............................................................     3.4
All Other ............................................................    18.8
                                                                         -----
                                                                         100.0%
                                                                         =====

DISCLOSURE OF PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all Portfolios file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For the WT Investment Trust I - Money Market Series, this would be for the fiscal quarters ending September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The WT Investment Trust I -- Money Market Series filed its first Form N-Q with the SEC on November 29, 2004. It is available upon request, without charge, by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
--------------------------------------------------------------
 FINANCIAL STATEMENTS
================================================================================



STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)


                                                                                           Prime            U.S.
                                                                                       Money Market      Government     Tax-Exempt
                                                                                         Portfolio       Portfolio       Portfolio
                                                                                      --------------    ------------   ------------
ASSETS:
Investment in Series, at value....................................................    $2,046,166,577    $863,250,953   $444,403,385
                                                                                      --------------    ------------   ------------
Total assets......................................................................     2,046,166,577     863,250,953    444,403,385
                                                                                      --------------    ------------   ------------
LIABILITIES:
Dividends payable.................................................................         2,441,385       1,064,564        355,346
Accrued expenses..................................................................           765,900         326,763        195,692
                                                                                      --------------    ------------   ------------
Total liabilities.................................................................         3,207,285       1,391,327        551,038
                                                                                      --------------    ------------   ------------
NET ASSETS........................................................................    $2,042,959,292    $861,859,626   $443,852,347
                                                                                      ==============    ============   ============
NET ASSETS CONSIST OF:
Paid-in capital...................................................................    $2,042,932,054    $861,846,387   $443,851,953
Accumulated net realized gain on investments......................................            27,238          13,239            394
                                                                                      --------------    ------------   ------------
NET ASSETS........................................................................    $2,042,959,292    $861,859,626   $443,852,347
                                                                                      ==============    ============   ============
NET ASSETS BY SHARE CLASS:
 Investor Shares..................................................................    $   11,515,638    $  4,361,730   $ 64,642,977
 Service Shares...................................................................     2,031,443,654     857,497,896    379,209,370
                                                                                      --------------    ------------   ------------
                                                                                      $2,042,959,292    $861,859,626   $443,852,347
                                                                                      ==============    ============   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  ($0.01 par value, unlimited authorized shares):
 Investor Shares..................................................................        11,515,342       4,361,730     64,651,214
 Service Shares...................................................................     2,031,416,711     857,480,003    379,207,105
NET ASSET VALUE, offering and redemption price per share:
 Investor Shares..................................................................             $1.00           $1.00          $1.00
 Service Shares...................................................................             $1.00           $1.00          $1.00








    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
--------------------------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2004 (Unaudited)


                                                                                              Prime          U.S.
                                                                                          Money Market    Government     Tax-Exempt
                                                                                            Portfolio      Portfolio     Portfolio
                                                                                          ------------    -----------   -----------
NET INVESTMENT INCOME FROM SERIES:
 Interest income......................................................................     $17,284,727    $ 7,144,116   $ 3,184,071
 Expenses.............................................................................      (4,674,625)    (2,095,674)   (1,134,522)
                                                                                           -----------    -----------   -----------
   Net investment income from Series..................................................      12,610,102      5,048,442     2,049,549
                                                                                           -----------    -----------   -----------
EXPENSES:
 Administration and accounting fees...................................................          12,420         12,420        12,420
 Transfer agent fees..................................................................         134,635         56,912        33,992
 Reports to shareholders..............................................................          41,279         15,801        13,642
 Trustees' fees.......................................................................           6,572          6,572         6,581
 Compliance services..................................................................          35,604         14,563         7,812
 Distribution fees -- Investor Shares.................................................           5,885          1,632        29,541
 Shareholder service fees -- Service Shares...........................................       2,556,970      1,043,480       492,132
 Registration fees....................................................................          23,493         17,429        17,807
 Professional fees....................................................................          23,042         18,825        16,390
 Other................................................................................         117,061         38,121        18,592
                                                                                           -----------    -----------   -----------
   Total expenses before expense reimbursements.......................................       2,956,961      1,225,755       648,909
   Expenses reimbursed................................................................          (3,105)        (3,105)         (776)
                                                                                           -----------    -----------   -----------
    Total expenses, net...............................................................       2,953,856      1,222,650       648,133
                                                                                           -----------    -----------   -----------
 Net investment income................................................................       9,656,246      3,825,792     1,401,416
                                                                                           -----------    -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................     $ 9,656,246    $ 3,825,792   $ 1,401,416
                                                                                           ===========    ===========   ===========










    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
--------------------------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2004 (Unaudited)


                                                                                      Prime              U.S.
                                                                                   Money Market       Government        Tax-Exempt
                                                                                    Portfolio          Portfolio        Portfolio
                                                                                 ---------------    ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Net increase in net assets resulting from operations.........................    $     9,656,246    $     3,825,792   $   1,401,416
                                                                                 ---------------    ---------------   -------------
Distributions to shareholders from net investment income:
 Investor Shares.............................................................            (59,090)           (28,010)       (223,632)
 Service Shares..............................................................         (9,597,156)        (3,797,782)     (1,177,784)
                                                                                 ---------------    ---------------   -------------
Total distributions..........................................................         (9,656,246)        (3,825,792)     (1,401,416)
                                                                                 ---------------    ---------------   -------------
Portfolio share transactions (a):
 Proceeds from shares sold -- Investor Shares................................         39,905,826          1,076,959     226,500,269
 Proceeds from shares sold -- Service Shares.................................      1,821,241,832      2,021,539,054     408,912,129
 Cost of shares issued on reinvestment of distributions:
   Investor Shares...........................................................             19,700              5,434           2,585
   Service Shares............................................................            455,594             23,795          11,878
 Cost of shares redeemed -- Investor Shares..................................        (42,515,358)       (30,612,087)   (208,850,269)
 Cost of shares redeemed -- Service Shares...................................     (1,791,934,404)    (1,996,379,189)   (453,804,101)
                                                                                 ---------------    ---------------   -------------
Net increase (decrease) in net assets from Portfolio share
  transactions...............................................................         27,173,190         (4,346,034)    (27,227,509)
                                                                                 ---------------    ---------------   -------------
Total increase (decrease) in net assets......................................         27,173,190         (4,346,034)    (27,227,509)
NET ASSETS:
 Beginning of period.........................................................      2,015,786,102        866,205,660     471,079,856
                                                                                 ---------------    ---------------   -------------
 End of period...............................................................    $ 2,042,959,292    $   861,859,626   $ 443,852,347
                                                                                 ===============    ===============   =============
                                                                                      Shares            Shares            Shares
                                                                                 ---------------    ---------------   -------------
(A)TRANSACTIONS IN CAPITAL SHARES WERE:
 Shares sold -- Investor Shares..............................................         39,905,826          1,076,959     226,500,269
 Shares sold -- Service Shares...............................................      1,821,241,832      2,021,539,054     408,912,129
 Shares issued on reinvestment of distributions:
   Investor Shares...........................................................             19,700              5,434           2,585
   Service Shares............................................................            455,594             23,795          11,878
 Shares redeemed -- Investor Shares..........................................        (42,515,358)       (30,612,087)   (208,850,269)
 Shares redeemed -- Service Shares...........................................     (1,791,934,404)    (1,996,379,189)   (453,804,101)
                                                                                 ---------------    ---------------   -------------
 Net increase (decrease) in shares                                                    27,173,190         (4,346,034)    (27,227,509)
                                                                                 ===============    ===============   =============






    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
--------------------------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2004


                                                                                      Prime              U.S.
                                                                                   Money Market       Government        Tax-Exempt
                                                                                    Portfolio          Portfolio        Portfolio
                                                                                 ---------------    ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income.......................................................    $     8,807,501    $     3,166,974   $   1,044,997
 Net realized gain on investments............................................              7,104              7,024              --
                                                                                 ---------------    ---------------   -------------
Net increase in net assets resulting from operations.........................          8,814,605          3,173,998       1,044,997
                                                                                 ---------------    ---------------   -------------
Distributions to shareholders from net investment income:
 Investor Shares.............................................................           (176,194)          (182,455)       (181,199)
 Service Shares..............................................................         (8,631,307)        (2,984,519)       (863,798)
                                                                                 ---------------    ---------------   -------------
Total distributions..........................................................         (8,807,501)        (3,166,974)     (1,044,997)
                                                                                 ---------------    ---------------   -------------
Portfolio share transactions (a):
 Proceeds from shares sold -- Investor Shares................................        136,399,071          1,794,930     366,209,410
 Proceeds from shares sold -- Service Shares.................................      4,043,563,922      3,576,273,256     753,272,704
 Cost of shares issued on reinvestment of distributions:
   Investor Shares...........................................................             34,639              8,465           4,114
   Service Shares............................................................            478,286             39,266          12,483
 Cost of shares redeemed -- Investor Shares..................................       (151,265,399)        (2,164,305)   (342,605,357)
 Cost of shares redeemed -- Service Shares...................................     (4,396,558,509)    (3,673,543,393)   (854,717,691)
                                                                                 ---------------    ---------------   -------------
Net decrease in net assets from Portfolio share transactions.................       (367,347,990)       (97,591,781)    (77,824,337)
                                                                                 ---------------    ---------------   -------------
Total decrease in net assets.................................................       (367,340,886)       (97,584,757)    (77,824,337)
NET ASSETS:
 Beginning of year...........................................................      2,383,126,988        963,790,417     548,904,193
                                                                                 ---------------    ---------------   -------------
 End of year.................................................................    $ 2,015,786,102    $   866,205,660   $ 471,079,856
                                                                                 ===============    ===============   =============
                                                                                      Shares            Shares            Shares
                                                                                 ---------------    ---------------   -------------
(A)TRANSACTIONS IN CAPITAL SHARES WERE:
 Shares sold -- Investor Shares..............................................        136,399,071          1,794,930     366,209,410
 Shares sold -- Service Shares...............................................      4,043,563,922      3,576,273,256     753,272,704
 Shares issued on reinvestment of distributions:
   Investor Shares...........................................................             34,639              8,465           4,114
   Service Shares............................................................            478,286             39,266          12,483
 Shares redeemed -- Investor Shares..........................................       (151,265,399)        (2,164,305)   (342,605,357)
 Shares redeemed -- Service Shares...........................................     (4,396,558,509)    (3,673,543,393)   (854,717,691)
                                                                                 ---------------    ---------------   -------------
 Net decrease in shares......................................................       (367,347,990)       (97,591,781)    (77,824,337)
                                                                                 ===============    ===============   =============





    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
--------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
================================================================================



The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.


                                                                 For the
                                                                Six-Month
                                                              Period Ended
PRIME MONEY MARKET PORTFOLIO --                               December 31,           For the Fiscal Years Ended June 30,
 INVESTOR SHARES                                                  2004        -----------------------------------------------------
                                                              (Unaudited)     2004       2003       2002        2001       2000+
                                                              ------------    -------   -------    -------    --------   ----------
NET ASSET VALUE -- BEGINNING OF PERIOD ....................      $  1.00      $  1.00   $  1.00    $  1.00    $   1.00   $     1.00
                                                                 -------      -------   -------    -------    --------   ----------
INVESTMENT OPERATIONS:
 Net investment income ....................................         0.01         0.01      0.01       0.02        0.06         0.05
                                                                 -------      -------   -------    -------    --------   ----------
DISTRIBUTIONS:
 From net investment income ...............................        (0.01)       (0.01)    (0.01)     (0.02)      (0.06)       (0.05)
 From net realized gain ...................................            -            -         -          -(2)        -            -
                                                                 -------      -------   -------    -------    --------   ----------
   Total distributions.....................................        (0.01)       (0.01)    (0.01)     (0.02)      (0.06)       (0.05)
                                                                 -------      -------   -------    -------    --------   ----------
NET ASSET VALUE -- END OF PERIOD ..........................      $  1.00      $  1.00   $  1.00    $  1.00    $   1.00   $     1.00
                                                                 =======      =======   =======    =======    ========   ==========
TOTAL RETURN ..............................................        0.55%**      0.58%     1.07%      2.26%       5.68%        5.45%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
 Expenses .................................................        0.60%*       0.53%     0.51%      0.43%       0.48%        0.50%
 Net investment income ....................................        1.05%*       0.59%     1.10%      2.54%       5.70%        5.35%
Net assets at end of period (000 omitted) .................      $11,516      $14,105   $28,937    $43,314    $382,884   $2,064,018

---------------
 *  Annualized.
**  Not annualized.
 + Effective November 1, 1999, the Rodney Square Money Market Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Prime Money Market Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Prime Money Market Series.
(2) Less than $0.01 per share.








    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
--------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- continued
================================================================================





                                                                    For the
                                                                   Six-Month
                                                                 Period Ended
U.S. GOVERNMENT PORTFOLIO -                                      December 31,           For the Fiscal Years Ended June 30,
 INVESTOR SHARES                                                     2004        --------------------------------------------------
                                                                  (Unaudited)     2004       2003       2002      2001       2000+
                                                                 ------------    -------   -------    -------    -------   --------
NET ASSET VALUE -- BEGINNING OF PERIOD .......................      $ 1.00       $  1.00   $  1.00    $  1.00    $  1.00   $   1.00
                                                                    ------       -------   -------    -------    -------   --------
INVESTMENT OPERATIONS:
 Net investment income .......................................           -(2)       0.01      0.01       0.02       0.05       0.05
                                                                    ------       -------   -------    -------    -------   --------
DISTRIBUTIONS:
 From net investment income ..................................           -(2)      (0.01)    (0.01)     (0.02)     (0.05)     (0.05)
 From net realized gain ......................................           -             -         -          -(2)       -          -
                                                                    ------       -------   -------    -------    -------   --------
    Total distributions ......................................        0.00         (0.01)    (0.01)     (0.02)     (0.05)     (0.05)
NET ASSET VALUE -- END OF PERIOD .............................      $ 1.00       $  1.00   $  1.00    $  1.00    $  1.00   $   1.00
                                                                    ======       =======   =======    =======    =======   ========
TOTAL RETURN .................................................       0.55%**       0.53%     0.95%      2.02%      5.50%      5.25%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
 Expenses ....................................................       0.60%*        0.58%     0.57%      0.54%      0.54%      0.54%
 Net investment income .......................................       0.96%*        0.53%     0.93%      2.37%      5.59%      5.17%
 Net assets at end of period (000 omitted) ...................      $4,362       $33,892   $34,252    $23,576    $95,324   $765,121

---------------
 *   Annualized
**   Not annualized
+ Effective November 1, 1999, the Rodney Square U.S. Government Portfolio ("Rodney Square Portfolio") was merged into the Wilmington U.S. Government Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - U.S. Government Series.
(2)  Less than $0.01 per share.














    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
--------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- continued
================================================================================





                                                                    For the
                                                                   Six-Month
                                                                 Period Ended
TAX-EXEMPT PORTFOLIO --                                           December 31,          For the Fiscal Years Ended June 30,
   INVESTOR SHARES                                                   2004        --------------------------------------------------
                                                                  (Unaudited)     2004       2003       2002      2001       2000+
                                                                 ------------    -------   -------    -------    -------   --------
NET ASSET VALUE -- BEGINNING OF PERIOD .......................      $  1.00      $  1.00   $  1.00    $  1.00    $  1.00   $   1.00
                                                                    -------      -------   -------    -------    -------   --------
INVESTMENT OPERATIONS:
 Net investment income .......................................            -(2)         -(2)   0.01       0.01       0.03       0.03
                                                                    -------      -------   -------    -------    -------   --------
DISTRIBUTIONS:
 From net investment income ..................................            -(2)         -(2)  (0.01)     (0.01)     (0.03)     (0.03)
                                                                    -------      -------   -------    -------    -------   --------
NET ASSET VALUE -- END OF PERIOD .............................      $  1.00      $  1.00   $  1.00    $  1.00    $  1.00   $   1.00
                                                                    =======      =======   =======    =======    =======   ========
TOTAL RETURN .................................................        0.38%**      0.41%     0.73%      1.30%      3.38%      3.23%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
 Expenses ....................................................        0.66%*       0.58%     0.57%      0.56%      0.53%      0.55%
 Net investment income .......................................        0.76%*       0.42%     0.72%      1.49%      3.36%      3.21%
Net assets at end of period (000 omitted) ....................      $64,643      $46,990   $23,382    $29,597    $65,138   $483,092

---------------
*    Annualized.
**   Not annualized.
+ Effective November 1, 1999, the Rodney Square Tax-Exempt Fund ("Rodney Square Portfolio") was merged into the Wilmington Tax-Exempt Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Tax-Exempt Series.
(2)  Less than $0.01 per share.














    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
--------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================



1. DESCRIPTION OF THE FUND. Wilmington Prime Money Market Portfolio, Wilmington U.S. Government Portfolio, and Wilmington Tax-Exempt Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a portfolio that is separate and distinct from the shares in any other portfolio and to further divide shares of any portfolio into one or more separate and distinct classes of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolios currently offer two classes of shares: Investor Shares and Service Shares. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. Service Shares are offered to investors who use a financial intermediary to process transactions with the Portfolios and are subject to a shareholder servicing fee. Information regarding the Service Shares is included in a separate shareholder report.

   The Investor Shares of each Portfolio have adopted a distribution plan under Rule 12b-1 under the 1940 Act that allows a Portfolio to pay a fee to Professional Funds Distributor, LLC for the sale and distribution of Investor Shares, and for services provided to Investor Shares shareholders. While the Rule 12b-1 Plan provides for reimbursement of up to 0.20% of each Portfolio's average net assets of the Investor Shares, the Board of Trustees has limited annual payments to 0.10% of average daily net assets.

   The Service Shares of each Portfolio have adopted a shareholder service plan authorizing each Portfolio to pay service providers an annual fee not exceeding 0.25% of a Portfolio's average daily net assets of the Service Shares, to compensate service providers who maintain a service relationship.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I ("Series") which has the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. As of December 31, 2004, each Portfolio owned approximately 100% of its respective Series. The financial statements of each Series, including its schedule of investments, are included elsewhere in this report and should be read in conjunction with the Portfolios' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

   Valuation of Investment in Series. Valuation of each Portfolio's investment in its Series is based on the underlying securities held by that Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable and tax-exempt income to its shareholders. Therefore, no Federal income tax provision is required.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
--------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================



   Investment Income. Each Portfolio records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Portfolio's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared daily from net investment income and paid to shareholders monthly. For the Tax-Exempt Portfolio only, the tax-exempt portion of each dividend is determined uniformly, based on the ratio of the Portfolio's tax-exempt and taxable income, if any, for the entire fiscal year. Distributions from net realized gains, if any, will be declared and paid annually.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to the Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. RSMC also receives a service fee of 0.006% of the Portfolio's average daily net assets under a Compliance, Support and Recordkeeping Services Agreement. From July 1, 2004 to September 30, 2004, RSMC also served as administrator and accounting agent to each Portfolio. RSMC did not receive any fees for its services. The fees charged to the Series are discussed in the notes to the Series' financial statements.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid was as follows:

                                                                             Prime Money      U.S. Government    Tax-Exempt
                                                                           Market Portfolio      Portfolio       Portfolio
                                                                           ----------------   ---------------    ----------
        For the Six-Month Period Ended
          December 31, 2004
        Ordinary Income ...............................................       $9,656,246         $3,825,792      $      204
        Tax-Exempt Income .............................................               --                 --       1,401,212
        Year Ended June 30, 2004
        Ordinary Income ...............................................       $8,807,501         $3,166,974      $      394
        Tax-Exempt Income .............................................               --                 --       1,044,603

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
--------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================



   As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

                                                                             Prime Money      U.S. Government    Tax-Exempt
                                                                           Market Portfolio      Portfolio       Portfolio
                                                                           ----------------   ---------------    ----------
        Undistributed ordinary income .................................        $27,238            $13,239           $394


5. CONTRACTUAL OBLIGATIONS. The Portfolios enter into contracts in the normal course of business that contain a variety of indemnifications. The Portfolios' maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these contracts. Management has reviewed the Portfolios' existing contracts and expects the risk of loss to be remote.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
--------------------------------------------
 SEMI ANNUAL REPORT / DECEMBER 31, 2004 (UNAUDITED)
================================================================================



           (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / Prime Money Market Series
------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
 (Showing Percentage of Total Investments)
================================================================================


                                                                                          Moody's/S&P     Principal        Value
                                                                                            Ratings(1)     Amount        (Note 2)
                                                                                          -----------    -----------   ------------
CERTIFICATES OF DEPOSIT -- 36.3%
 FOREIGN BANKS, FOREIGN CENTERS -- 7.8%
   Landesbank Baden-Wuerttemberg, 2.26%, 02/18/05.....................................     P-1, A-1+     $80,000,000   $ 80,000,000
   Societe Generale, 2.04%, 02/02/05..................................................     P-1, A-1+      80,000,000     79,993,144
                                                                                                                       ------------
                                                                                                                        159,993,144
                                                                                                                       ------------
 FOREIGN BANKS, U.S. BRANCHES -- 20.6%
   Barclays Bank PLC, 2.34%, 02/28/05.................................................     P-1, A-1+      85,000,000     85,000,000
   Credit Suisse First Boston, 2.35%, 01/19/05........................................     P-1, A-1+      75,000,000     75,000,000
   HBOS Treasury Services, 2.31%, 02/28/05............................................     P-1, A-1+      80,000,000     80,000,000
   Landesbank Hessen-Thuringen, 2.37%, 03/07/05.......................................     P-1, A-1+      75,000,000     75,000,000
   Svenska Handelsbanken, 2.21%, 01/24/05.............................................     P-1, A-1+      75,000,000     75,000,000
   Toronto Dominion, 2.01%, 01/20/05..................................................     P-1, A-1+      30,000,000     29,999,831
                                                                                                                       ------------
                                                                                                                        419,999,831
                                                                                                                       ------------
 U.S. BANKS, U.S. BRANCHES -- 7.9%
   Citibank, 1.97%, 01/06/05..........................................................     P-1, A-1+      75,000,000     75,000,000
   Wells Fargo Bank, 2.00%, 01/10/05..................................................     P-1, A-1+      50,000,000     50,000,000
   Wells Fargo Bank, 2.02%, 01/31/05..................................................     P-1, A-1+      35,900,000     35,899,993
                                                                                                                       ------------
                                                                                                                        160,899,993
                                                                                                                       ------------
  TOTAL CERTIFICATES OF DEPOSIT (COST $740,892,968) ................................................................    740,892,968
                                                                                                                       ------------
COMMERCIAL PAPER -- 23.3%
 BANKS -- 3.9%
   Bank of America, Inc., 2.25%, 02/14/05.............................................      P-1, A-1      80,000,000     79,780,000
                                                                                                                       ------------
 EDUCATION -- 1.1%
   Johns Hopkins University, 2.00%, 01/05/05..........................................     P-1, A-1+      22,500,000     22,500,000
                                                                                                                       ------------
 FINANCIAL -- 14.4%
   CIT Group, Inc., 2.03%, 01/05/05...................................................      P-1, A-1      25,000,000     24,994,361
   CIT Group, Inc., 2.06%, 01/18/05...................................................      P-1, A-1      15,000,000     14,985,408
   General Electric Capital Corp., 2.38%, 03/07/05....................................     P-1, A-1+      90,000,000     89,613,250
   Morgan Stanley & Co., 2.30%, 02/22/05..............................................      P-1, A-1      90,000,000     89,701,000
   National Rural Utilities Coop. Finance Corp., 2.34%, 01/25/05......................      P-1, A-1      74,700,000     74,583,468
                                                                                                                       ------------
                                                                                                                        293,877,487
                                                                                                                       ------------
 LEASING -- 3.9%
   Vehicle Service Corp. of America, 2.25%, 02/14/05..................................      N/R, A-1+     80,000,000     79,780,000
                                                                                                                       ------------
  TOTAL COMMERCIAL PAPER (COST $475,937,487) .......................................................................    475,937,487
                                                                                                                       ------------
U.S. AGENCY OBLIGATIONS -- 21.7%
 FEDERAL HOME LOAN BANKS NOTES -- 2.7%
   Federal Home Loan Bank Notes, 1.30%, 04/27/05.....................................................     25,000,000     25,000,000
   Federal Home Loan Bank Notes, 1.38%, 05/03/05.....................................................     30,000,000     30,000,000
                                                                                                                       ------------
                                                                                                                         55,000,000
                                                                                                                       ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES -- 6.1%
   Federal Home Loan Mortgage Corporation Discount Notes, 1.94%, 01/04/05............................     75,000,000     74,987,875
   Federal Home Loan Mortgage Corporation Discount Notes, 2.46%, 03/29/05............................     50,000,000     49,702,750
                                                                                                                       ------------
                                                                                                                        124,690,625
                                                                                                                       ------------


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / Prime Money Market Series
------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued

================================================================================



                                                                                                       Principal          Value
                                                                                                         Amount         (Note 2)
                                                                                                      ------------   --------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES -- 8.0%
   Federal National Mortgage Association Discount Notes, 1.98%, 01/05/05..........................    $ 60,000,000   $   59,986,834
   Federal National Mortgage Association Discount Notes, 1.98%, 01/12/05..........................      55,000,000       54,966,724
   Federal National Mortgage Association Discount Notes, 2.44%, 03/23/05..........................      50,000,000       49,726,062
                                                                                                                     --------------
                                                                                                                        164,679,620
                                                                                                                     --------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 4.9%
   Federal National Mortgage Association Notes, 1.38%, 02/11/05...................................      30,000,000       30,000,000
   Federal National Mortgage Association Notes, 1.50%, 02/15/05*..................................      70,000,000       70,000,000
                                                                                                                     --------------
                                                                                                                        100,000,000
                                                                                                                     --------------
  TOTAL U.S. AGENCY OBLIGATIONS (COST $444,370,245) ..............................................................      444,370,245
                                                                                                                     --------------
REPURCHASE AGREEMENTS -- 18.7%
   With Bank of America, Inc.: at 2.27%, dated 12/31/04, to be repurchased at
    $191,940,802 on 01/03/05, collateralized by $197,661,635 of Federal National
    Mortgage Association securities with various coupons and maturities to 11/01/34 ..............     191,904,500      191,904,500
   With UBS Warburg: at 2.27%, dated 12/31/04, to be repurchased at
    $191,036,131 on 01/03/05, collateralized by $196,730,604 of Federal Home Loan
    Mortgage Corporation securities with various coupons and maturities to 11/01/34 and
    Federal National Mortgage Association securities with various coupons and
    maturities to 01/01/35 .......................................................................     191,000,000      191,000,000
                                                                                                                     --------------
  TOTAL REPURCHASE AGREEMENTS (COST $382,904,500) ................................................................      382,904,500
                                                                                                                     --------------
TOTAL INVESTMENTS (COST $2,044,105,200)+ -- 100.0% ...............................................................   $2,044,105,200
                                                                                                                     ==============

---------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2004. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+    Cost for federal income tax purposes.
(1) Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are unaudited.













    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. Government Series
---------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)

 (Showing Percentage of Total Investments)
================================================================================


                                                                                                        Principal        Value
                                                                                                         Amount         (Note 2)
                                                                                                       -----------    ------------
U.S. AGENCY OBLIGATIONS -- 84.6%
 FEDERAL FARM CREDIT BANKS NOTES -- 8.5%
   Federal Farm Credit Banks Notes, 2.25%, 01/07/05* ..............................................    $50,000,000    $ 49,991,692
   Federal Farm Credit Banks Notes, 2.33%, 01/18/05* ..............................................     10,000,000       9,998,399
   Federal Farm Credit Banks Notes, 2.34%, 01/20/05* ..............................................     13,350,000      13,347,785
                                                                                                                      ------------
                                                                                                                        73,337,876
                                                                                                                      ------------
 FEDERAL HOME LOAN BANKS NOTES -- 23.3%
   Federal Home Loan Bank Notes, 1.91%, 01/05/05*..................................................     14,150,000      14,143,499
   Federal Home Loan Bank Notes, 1.99%, 01/19/05* .................................................     10,000,000       9,999,381
   Federal Home Loan Bank Notes, 2.21%, 02/16/05 ..................................................     50,000,000      49,858,807
   Federal Home Loan Bank Notes, 1.30%, 02/23/05 ..................................................      2,500,000       2,496,974
   Federal Home Loan Bank Notes, 2.35%, 03/14/05* .................................................     20,000,000      19,991,410
   Federal Home Loan Bank Notes, 2.41%, 03/15/05* .................................................     28,900,000      28,897,797
   Federal Home Loan Bank Notes, 1.37%, 03/25/05 ..................................................     10,000,000      10,000,000
   Federal Home Loan Bank Notes, 1.36%, 04/01/05 ..................................................     10,000,000      10,000,000
   Federal Home Loan Bank Notes, 2.08%, 04/15/05 ..................................................     25,000,000      24,971,766
   Federal Home Loan Bank Notes, 1.30%, 04/27/05 ..................................................     15,000,000      14,981,504
   Federal Home Loan Bank Notes, 1.35%, 04/29/05 ..................................................      5,000,000       4,997,322
   Federal Home Loan Bank Notes, 1.38%, 05/03/05 ..................................................     10,000,000      10,000,000
                                                                                                                      ------------
                                                                                                                       200,338,460
                                                                                                                      ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT
  NOTES -- 7.2%
   Federal Home Loan Mortgage Corporation Discount Notes, 1.97%, 01/11/05..........................     40,000,000      39,978,167
   Federal Home Loan Mortgage Corporation Discount Notes, 2.21%, 02/15/05..........................     22,122,000      22,060,888
                                                                                                                      ------------
                                                                                                                        62,039,055
                                                                                                                      ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 20.8%
   Federal Home Loan Mortgage Corporation Notes, 6.88%, 01/15/05...................................     10,616,000      10,635,190
   Federal Home Loan Mortgage Corporation Notes, 1.88%, 01/15/05...................................     90,860,000      90,843,346
   Federal Home Loan Mortgage Corporation Notes, 2.21%, 02/02/05...................................     25,000,000      24,950,889
   Federal Home Loan Mortgage Corporation Notes, 3.88%, 02/15/05...................................     52,367,000      52,475,827
                                                                                                                      ------------
                                                                                                                       178,905,252
                                                                                                                      ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES -- 11.0%
   Federal National Mortgage Association Discount Notes, 1.98%, 01/05/05...........................     20,000,000      19,995,611
   Federal National Mortgage Association Discount Notes, 2.09%, 02/02/05...........................     25,000,000      24,953,667
   Federal National Mortgage Association Discount Notes, 2.34%, 03/09/05...........................     25,000,000      24,891,125
   Federal National Mortgage Association Discount Notes, 2.44%, 03/23/05...........................     25,000,000      24,863,031
                                                                                                                      ------------
                                                                                                                        94,703,434
                                                                                                                      ------------



     The accompanying notes are an integral part of the financial statements

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. Government Series
---------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued

================================================================================


                                                                                                    Principal         Value
                                                                                                      Amount         (Note 2)
                                                                                                   ------------   ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 13.8%
   Federal National Mortgage Association Notes, 1.96%, 01/21/05*...............................    $ 25,000,000   $ 24,986,867
   Federal National Mortgage Association Notes, 1.38%, 02/11/05................................      15,000,000     15,000,000
   Federal National Mortgage Association Notes, 2.27%, 02/23/05................................      25,000,000     24,916,451
   Federal National Mortgage Association Notes, 1.48%, 03/04/05................................      25,000,000     24,971,524
   Federal National Mortgage Association Notes, 2.33%, 03/09/05*...............................      29,250,000     29,234,004
                                                                                                                  ------------
                                                                                                                   119,108,846
                                                                                                                  ------------
 TOTAL U.S. AGENCY OBLIGATIONS (COST $728,432,923).............................................                    728,432,923
                                                                                                                  ------------
REPURCHASE AGREEMENTS -- 15.4%
   With UBS Warburg: at 2.27%, dated 12/31/04, to be repurchased at
    $132,381,637 on 01/03/05, collateralized by $136,327,575 of Federal Home Loan
    Mortgage Corporation securities with various coupons and maturities to 09/01/34 and
    Federal National Mortgage Association securities with various coupons and
    maturities to 11/01/41 ....................................................................     132,356,600    132,356,600
                                                                                                                  ------------
 TOTAL REPURCHASE AGREEMENTS (COST $132,356,600) ..............................................                    132,356,600
                                                                                                                  ------------
TOTAL INVESTMENTS (COST $860,789,523)+ -- 100.0% ..............................................                   $860,789,523
                                                                                                                  ============

---------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2004. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+  Cost for federal income tax purposes.




















    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / Tax Exempt Series
----------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)

 (Showing Percentage of Total Investments)
================================================================================

                                                                                           Moody's/S&P      Principal      Value
                                                                                            Ratings(1)       Amount       (Note 2)
                                                                                           ------------    ----------   -----------
MUNICIPAL BONDS -- 100.0%
 ALASKA -- 2.9%
   Valdez, AK Marine Terminal Rev. Refunding Bonds (BP Pipelines Inc.,
    Proj.) Ser. 2003B, 2.18%, 01/03/05*................................................    VMIG-1, A-1+    $4,560,000   $ 4,560,000
   Valdez, AK Marine Terminal Rev. Refunding Bonds (BP Pipelines Inc.,
    Proj.), Ser. 2003A, 2.18%, 01/03/05*...............................................    VMIG-1, A-1+     4,715,000     4,715,000
   Valdez, AK Marine Terminal Rev. Refunding Bonds (BP Pipelines, Inc.)
    Proj. C, 2.18%, 01/03/05*..........................................................    VMIG-1, A-1+     3,805,000     3,805,000
                                                                                                                        -----------
                                                                                                                         13,080,000
                                                                                                                        -----------
 COLORADO -- 0.9%
   Colorado Health Facilities Authority, LOC JPMorgan Chase, 1.70%,
    01/19/05...........................................................................      P-1, A-1+      4,000,000     4,000,000
                                                                                                                        -----------
 DELAWARE -- 2.1%
   Delaware Economic Dev. Auth. Var. Rate Demand Rev. Bonds
    (St. Andrew's School Proj.), Ser. 2003, 2.00%, 01/06/05*...........................    VMIG-1, A-1+     9,400,000     9,400,000
                                                                                                                        -----------
 FLORIDA -- 6.8%
   City of Jacksonville, FL Rev. Bonds (Florida Power & Light Co. Proj.),
    1.84%, 02/08/05....................................................................      P-1, A-1       5,300,000     5,300,000
   City of Jacksonville, FL Power, Health Facilities Authority Ref. Prog. Rev.
    Bond Series 1985 (Pooled Hospital Loan) LOC Suntrust Bank, 1.85%,
    02/08/05...........................................................................      P-1, A-1       6,150,000     6,150,000
   Jacksonville, FL Electric Auth. Ref. Rev. Var. Rate Electric System
    Subordinated Rev. Bonds 2000 Ser. A, 1.90%, 03/01/05...............................     VMIG-1, A-1     6,500,000     6,500,000
   Orange County, FL Bonds, 1.85%, 02/10/05............................................    VMIG-1, A-1+     8,000,000     8,000,000
   Orange County, FL Housing Fin. Auth. Multi-Family Housing Ref. Rev.
    Bonds (Post Fountains at Lee Vista Proj.), FNMA Gtd., Ser. 1997E,
    2.00%, 01/07/05*...................................................................      N/R, A-1+      4,235,000     4,235,000
                                                                                                                        -----------
                                                                                                                         30,185,000
                                                                                                                        -----------
 GEORGIA -- 10.1%
   Burke County, GA Dev. Auth. Poll. Cntrl. Rev. Bonds, (Ogelthorpe Corp.)
    AMBAC Insured SPA Robobank, 1.70%, 01/12/05........................................    VMIG-1, A-1+     7,500,000     7,500,000
   Clayton County, GA Hosp. Auth. Rev. Ant. Cert. (Southern Regional
    Medical Center Proj.), LOC SunTrust Bank, Ser. 1998B,
    2.00%, 01/07/05*...................................................................      Aa1, N/R       3,670,000     3,670,000
   Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp., Inc. Proj.), LOC
    SunTrust Bank, Ser. 1997, 2.00%, 01/07/05*.........................................     VMIG-1, N/R     1,500,000     1,500,000
   Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp., Inc. Proj.), LOC
    SunTrust Bank, Ser. 2000, 2.00%, 01/07/05*.........................................     VMIG-1, N/R     4,400,000     4,400,000
   Columbus, GA Housing Auth. Rev. Bonds (Columbus State Univ.
    Foundation, Inc. Proj.), LOC SunTrust Bank, Ser.1997, 2.00%, 01/07/05*.............      Aa2, N/R       1,000,000     1,000,000
   Debalk County, GA Hosp. Auth. Rev. Ant. Cert. (Dekalb Medical Center
    Proj.), LOC SunTrust Bank, Ser. 1993B, 2.00%, 01/07/05*............................     VMIG-1, N/R     1,900,000     1,900,000
   Floyd County, GA Dev. Auth. Environ. Imp. Rev. Bonds (Georgia Power
    Co. Plant Hammond Proj.), Ser. 1996, 2.22%, 01/01/05*..............................     VMIG-1, A-1     3,700,000     3,700,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / Tax Exempt Series
----------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued

================================================================================




                                                                                           Moody's/S&P     Principal       Value
                                                                                            Ratings(1)      Amount        (Note 2)
                                                                                          ------------    -----------   -----------
   Floyd County, GA Dev. Auth. Rev. Bonds (Berry College, Inc. Proj.), LOC
    Sun Trust Bank, Ser. 1999, 2.00%, 01/07/05*........................................      Aa2, N/R     $ 3,500,000   $ 3,500,000
   Fulton County, GA Dev. Auth. Rev. Bonds (Arthritis Foundation, Inc. Proj.),
    LOC SunTrust Bank, Ser. 1996, 2.00%, 01/07/05*.....................................      Aa2, N/R         800,000       800,000
   Fulton County, GA Dev. Auth. Rev. Bonds (Trinity School, Inc. Proj.), LOC
    SunTrust Bank, Ser. 2000, 2.00%, 01/07/05*.........................................     VMIG-1, N/R     5,700,000     5,700,000
   Gwinnett County, GA Dev. Auth. Rev. Bonds (Wesleyan School, Inc. Proj.),
    LOC SunTrust Bank, Ser. 1999, 2.00%, 01/07/05*.....................................      Aa2, N/R       5,000,000     5,000,000
   Heard County, GA Poll. Cntrl. Rev. Bonds (Georgia Power Co. Plant
    Wansley Proj.), Ser. 1996, 2.27%, 01/03/05*........................................     VMIG-1, A-1     2,000,000     2,000,000
   Macon Bibb County, GA Hosp. Auth. Rev. Ant. Cert. (Central GA Sr.
    Health, Inc. Carlyle Place Proj.), LOC SunTrust Bank, Ser. 2000,
    2.22%, 01/03/05*...................................................................    VMIG-1, A-1+     4,175,000     4,175,000
                                                                                                                        -----------
                                                                                                                         44,845,000
                                                                                                                        -----------
 ILLINOIS -- 18.1%
   Illinois Dev. Fin. Auth. Rev. Bonds (Goodman Theatre Proj.), LOC Banc
    One N.A./Northern Trust, Ser. 1999, 2.00%, 01/07/05*...............................      N/R, A-1+     13,400,000    13,400,000
   Illinois Dev. Fin. Auth. Rev. Bonds (Radiological Society Proj.), LOC
    Bank One NA Ser. 1997, 2.00%, 01/07/05*............................................      N/R, A-1+      2,120,000     2,120,000
   Illinois Dev. Fin. Auth. Rev. Bonds (St. Augustine College Proj.), LOC
     Bank One NA Ser. 1997, 2.20%, 01/03/05*...........................................     VMIG-1, N/R     2,080,000     2,080,000
   Illinois Educ. Fac. Auth. Rev. Bonds (ACI/Cultural Pooled Financing Proj.),
    LOC Bank of America Ser. 1998, 2.00%, 01/07/05*....................................      N/R, A-1+      8,000,000     8,000,000
   Illinois Educ. Fac. Auth. Rev. Bonds (Depaul Univ. Proj.), LOC Northern
    Trust Co., Ser. 1992, 2.00%, 01/07/05*.............................................    VMIG-1, A-1+    15,300,000    15,300,000
   Illinois Educ. Fac. Auth. Rev. Bonds Ser. 2001B-3 (The Univ. of Chicago),
    1.65%, 07/28/05....................................................................    VMIG-1, A-1+    20,000,000    20,000,000
   Illinois Health Fac. Auth. Var. Rate Adj. Demand Rev. Bonds Ser. 1998
    (Evanston Hospital Corp.), 1.88%, 03/17/05.........................................    VMIG-1, A-1+     9,000,000     9,000,000
   Illinois Health Fac. Auth. Var. Rate Adj. Rev. Bonds Ser. 1996 (Evanston
    Hospital Corp.), 1.85%, 01/27/05...................................................    VMIG-1, A-1+    10,000,000    10,000,000
                                                                                                                        -----------
                                                                                                                         79,900,000
                                                                                                                        -----------
 KANSAS -- 1.1%
   Wamego, KS Poll. Cntrl. Ref. Rev. Bonds (Utilicorp United, Inc. Proj.),
    LOC Bank One, NA, Ser. 1996, 2.00%, 01/07/05*......................................      P-1, A-1       5,000,000     5,000,000
                                                                                                                        -----------
 MARYLAND -- 6.6%
   Maryland Health & Higher Educ. Fac. Rev. Bonds CP Rev. Notes (The
    Johns Hopkins Univ.) Ser. B, 1.75%, 01/25/05.......................................      P-1, A-1+      7,742,000     7,742,000
   Maryland Health & Higher Educ. Fac. Rev. Bonds CP Rev. Notes (The
    Johns Hopkins Univ.) Ser. B, 1.83%, 02/04/05.......................................      P-1, A-1+     10,000,000    10,000,000
   Montgomery County, MD TECP Bans, Ser. 2002, 1.75%, 01/25/05 ........................      P-1, A-1+      4,300,000     4,300,000
   Montgomery County, MD TECP Bans, Ser. 2002, 1.75%, 01/25/05 ........................      P-1, A-1+      7,300,000     7,300,000
                                                                                                                        -----------
                                                                                                                         29,342,000
                                                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / Tax Exempt Series
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued




                                                                                           Moody's/S&P     Principal       Value
                                                                                            Ratings(1)      Amount        (Note 2)
                                                                                          ------------    -----------   -----------
 MASSACHUSETTS -- 3.4%
   Massachusetts State Health & Educ. Fac. Auth. Rev. Notes, Harvard Univ.
    Issue, Ser. EE, 1.30%, 01/11/05 ...................................................     P-1, A-1+     $15,000,000   $15,000,000
                                                                                                                        -----------
 MINNESOTA -- 3.4%
   City of Rochester, MN Health Care Fac. Rev. Bonds Mayo Foundation
    Mayo Medical Center Ser. 2001D, 1.90%, 01/13/05....................................      N/R, A-1+     15,000,000    15,000,000
                                                                                                                        -----------
 MISSISSIPPI -- 0.1%
   Jackson County, MS Port Fac. Rev. Bonds (Chevron U.S.A., Inc. Proj.), Ser.
    1993, 2.18%, 01/03/05*.............................................................      P-1, N/R         480,000       480,000
                                                                                                                        -----------
 MISSOURI -- 1.9%
   Missouri Health & Educ. Fac. Auth. (Washington Univ. Proj.), Ser. 1996A,
    2.18%, 01/03/05*...................................................................    VMIG-1, A-1+     4,750,000     4,750,000
   Missouri Health & Educ. Fac. Auth. Rev. B (Washington Univ. Proj.), Ser.
    1996-B, 2.18%, 01/03/05*...........................................................    VMIG-1, A-1+     3,500,000     3,500,000
                                                                                                                        -----------
                                                                                                                          8,250,000
                                                                                                                        -----------
 NEBRASKA -- 7.8%
   Nebraska Public Power Dist. TECP Notes, Ser. A, 1.69%, 01/10/05 ....................      P-1, A-1      16,500,000    16,500,000
   Omaha Public Power Dist. Commercial Paper Notes, 1.85%, 02/04/05....................      P-1, A-1+      9,000,000     9,000,000
   Omaha Public Power Dist. Commercial Paper Notes, 1.83%, 02/07/05 ...................      P-1, A-1+      9,000,000     9,000,000
                                                                                                                        -----------
                                                                                                                         34,500,000
                                                                                                                        -----------
 NORTH CAROLINA -- 5.9%
   Board of Governors of The University of North Carolina For The Benefit of
    UNC Chapel Hill And NC State at Raleigh Ser, A, 1.82%, 02/01/05 ...................      P-1, A-1+     21,000,000    21,000,000
   Carteret County, NC Ind. Fac. & Poll. Cntrl. Fin. Auth. Rev. Bonds (Texas
    Gulf Proj.), LOC BNP Paribas, Ser. 1985, 2.13%, 01/07/05*..........................      Aa2, N/R       5,000,000     5,000,000
                                                                                                                        -----------
                                                                                                                         26,000,000
                                                                                                                        -----------
 OKLAHOMA -- 0.4%
   Tulsa County Ind. Auth., OK Var. Rate Demand Mtge. Rev. Bonds,
    (Montereau in Warren Woods Proj.), LOC BNP Paribas, Ser. 2002A,
    2.18%, 01/03/05*...................................................................      N/R, A-1+      1,775,000     1,775,000
                                                                                                                        -----------
 PENNSYLVANIA -- 0.9%
   Beaver County, PA Ind. Dev. Auth. Poll. Cntrl. Rev. Bonds (Atlantic
    Richfield Co. Proj.), Ser. 1995, 2.00%, 01/07/05*..................................    VMIG-1, A-1+     4,200,000     4,200,000
                                                                                                                        -----------
 SOUTH CAROLINA -- 2.6%
   South Carolina State Public Service Auth. TECP, 1.83%, 02/07/05.....................      P-1, A-1+     11,700,000    11,700,000
                                                                                                                        -----------
 TENNESSEE -- 4.4%
   City of Memphis, TN Gen. Oblig. CP, 1.65%, 01/14/05.................................      P-1, A-1+     12,700,000    12,700,000
   Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee Municipal Bond
    Fund Proj.), LOC Bank of America, Ser. 1984, 2.00%, 01/07/05*......................      N/R, A-1+      2,150,000     2,150,000


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / Tax Exempt Series
----------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued

================================================================================




                                                                                           Moody's/S&P     Principal       Value
                                                                                            Ratings(1)      Amount        (Note 2)
                                                                                          ------------    -----------   -----------
   Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee Municipal Bond
    Fund Proj.), LOC Bank of America, Ser. 1995, 2.00%, 01/07/05*......................      N/R, A-1+    $ 1,000,000   $ 1,000,000
   Clarksville, TN Public Bldg. Auth. Rev. Bonds, LOC Bank of America, Ser.
    2001, 2.15%, 01/03/05*.............................................................     VMIG-1, N/R     2,930,000     2,930,000
   Montgomery County, TN Public Bldg. Auth. Rev. Bonds (Tennessee County
    Loan Pool), LOC Bank of America, Ser. 2002, 2.15%, 01/03/05*.......................     VMIG-1, N/R       885,000       885,000
                                                                                                                        -----------
                                                                                                                         19,665,000
                                                                                                                        -----------
 TEXAS -- 14.7%
   City of San Antonio Electric And Gas System TECP, 1.75%, 02/11/05 ..................      P-1, A-1+      7,500,000     7,500,000
   City of San Antonio, TX Water System CP Notes, 1.80%, 01/26/05 .....................      P-1, A-1+      5,500,000     5,500,000
   City of San Antonio, TX Water System CP Notes, 1.75%, 02/09/05 .....................      P-1, A-1+      5,000,000     5,000,000
   City of San Antonio, TX Water System CP Notes, 1.85%, 02/11/05 .....................      P-1, A-1+      5,000,000     5,000,000
   Harris County, TX Health Fac. Auth. Dev. Corp. Hosp. Rev. Bonds (Texas
    Children's Hosp. Proj.) MBIA Insured SBPA JPMorgan Chase, Ser.
    1991B-1, 2.18%, 01/03/05*.....    VMIG-1, A-1+      9,900,000     9,900,000
   Harris County, TX Health Fac. Auth. Dev. Corp. Variable Rate Rev. Bonds
    (The Methodist Hosp.), Ser. 2002, 2.20%, 01/03/05*.................................      N/R, A-1+      9,700,000     9,700,000
   Harris County, TX Health Fac. Dev. Corp. (St. Luke's Episcopal Hosp.
    Proj.), Ser. 2001B, 2.20%, 01/03/05*...............................................      N/R, A-1+     12,000,000    12,000,000
   Harris County, TX Health Fac. Dev. Corp. Rev. Bonds (YMCA of The
    Greater Houston Area), LOC JP Morgan/Chase, Ser. 2002,
    2.20%, 01/03/05*...................................................................     VMIG-1, N/R     2,000,000     2,000,000
   Port Arthur Navigation Dist. of Jefferson County, TX Poll. Contrl. Rev. Ref.
    Bonds (Texaco Inc. Proj.), Ser. 1994, 2.18%, 01/03/05*.............................       VMIG-1        5,150,000     5,150,000
   Southwest Higher Educ. Auth., TX Higher Educ. Rev. Bonds (Southern
    Methodist Univ. Proj.), LOC Landesbank Hessen-Thuringen, Ser. 1985,
    2.18%, 01/03/05*...................................................................     VMIG-1, N/R     3,220,000     3,220,000
                                                                                                                        -----------
                                                                                                                         64,970,000
                                                                                                                        -----------
 UTAH -- 0.4%
   Salt Lake County, UP Poll. Cntrl. Rev. SVC Station Holding Proj. (BP
    PLC), 2.19%, 01/03/05*.............................................................     P-1, A-1+       1,300,000     1,300,000
   Salt Lake County, UT Poll. Cntrl. Rev. SVC Station Holdings Proj. (BP
    PLC), 2.18%, 01/03/05*.............................................................      P-1, A-1+        500,000       500,000
                                                                                                                        -----------
                                                                                                                          1,800,000
                                                                                                                        -----------
 WASHINGTON -- 2.4%
   King County, WA Sewer Rev. Bond Ant. CP Notes, 1.90%, 03/01/05 .....................      P-1, A-1       6,500,000     6,500,000
   Washington Health Care Fac. Auth. Lease Rev. Bonds (National Healthcare
    Research & Educ. Proj.), LOC BNP Paribas, 2.00%, 01/07/05*.........................     VMIG-1, N/R     4,100,000     4,100,000
                                                                                                                        -----------
                                                                                                                         10,600,000
                                                                                                                        -----------





    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / Tax Exempt Series
----------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued

================================================================================



                                                                                           Moody's/S&P    Principal        Value
                                                                                             Ratings(1)     Amount       (Note 2)
                                                                                           -----------    ----------   ------------
 WISCONSIN -- 3.1%
   State of Wisconsin Gen. Oblig., 1.75%, 01/10/05.....................................     P-1, A-1+     $7,254,000   $  7,254,000
   State of Wisconsin Gen. Oblig., 1.81%, 02/04/05.....................................     P-1, A-1+      6,699,000      6,699,000
                                                                                                                       ------------
                                                                                                                         13,953,000
                                                                                                                       ------------
 TOTAL MUNICIPAL BONDS (COST $443,645,000).............................................                                 443,645,000
                                                                                                                       ------------
TOTAL INVESTMENTS -- 100.0% (COST $443,645,000)+ ...................................................................   $443,645,000
                                                                                                                       ============

---------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2004. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+    Cost for Federal income tax purposes.
(1) Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are unaudited.
LOC -- Letter of Credit.
TECP -- Tax-Exempt Commercial Paper and multi-modal bonds in commercial paper mode.
FNMA -- Federal National Mortgage Association.
SBPA -- Stand-By Purchase Agreement.























    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
--------------------------------------------
 FINANCIAL STATEMENTS
================================================================================



STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)




                                                                                           Prime            U.S.
                                                                                       Money Market      Government     Tax-Exempt
                                                                                          Series           Series         Series
                                                                                      --------------    ------------   ------------
ASSETS:
Investment in securities, at value*...............................................    $2,044,105,200    $860,789,523   $443,645,000
Cash..............................................................................                58              11          7,788
Interest receivable...............................................................         2,873,591       2,843,576        968,728
                                                                                      --------------    ------------   ------------
Total assets......................................................................     2,046,978,849     863,633,110    444,621,516
                                                                                      --------------    ------------   ------------
LIABILITIES:
Accrued advisory fee..............................................................           594,354         282,972        144,806
Other accrued expenses............................................................           216,768          98,036         72,226
                                                                                      --------------    ------------   ------------
Total liabilities.................................................................           811,122         381,008        217,032
                                                                                      --------------    ------------   ------------
NET ASSETS........................................................................    $2,046,167,727    $863,252,102   $444,404,484
                                                                                      ==============    ============   ============
____________
* Investments at cost.............................................................    $2,044,105,200    $860,789,523   $443,645,000




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
--------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2004 (Unaudited)




                                                                                                Prime          U.S.
                                                                                            Money Market    Government   Tax-Exempt
                                                                                               Series         Series       Series
                                                                                            ------------    ----------   ----------
INVESTMENT INCOME:
 Interest Income........................................................................     $17,284,736    $7,144,126   $3,184,079
                                                                                             -----------    ----------   ----------
EXPENSES:
 Advisory fees..........................................................................       3,509,556     1,556,069      838,089
 Administration and accounting fees.....................................................         864,893       382,300      213,930
 Custody fees...........................................................................          74,193        31,042       15,986
 Trustees' fees.........................................................................           2,464         2,511        2,457
 Compliance services....................................................................          34,919        14,322        7,761
 Professional fees......................................................................         165,573        72,121       46,794
 Other..................................................................................          23,029        37,312        9,507
                                                                                             -----------    ----------   ----------
   Total expenses.......................................................................       4,674,627     2,095,677    1,134,524
                                                                                             -----------    ----------   ----------
 Net investment income..................................................................      12,610,109     5,048,449    2,049,555
                                                                                             -----------    ----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................     $12,610,109    $5,048,449   $2,049,555
                                                                                             ===========    ==========   ==========





    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
--------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================




STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2004 (Unaudited)




                                                                                      Prime              U.S.
                                                                                   Money Market       Government        Tax-Exempt
                                                                                      Series            Series            Series
                                                                                 ---------------    ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Net increase in net assets resulting from operations.........................    $    12,610,109    $     5,048,449   $   2,049,555
                                                                                 ---------------    ---------------   -------------
Transactions in beneficial interest:
 Contributions...............................................................      1,861,147,658      2,022,616,013     635,412,398
 Withdrawals.................................................................     (1,844,480,547)    (2,031,067,751)   (664,364,911)
                                                                                 ---------------    ---------------   -------------
Net increase (decrease) in net assets from transactions in beneficial
  interest...................................................................         16,667,111         (8,451,738)    (28,952,513)
                                                                                 ---------------    ---------------   -------------
Total increase (decrease) in net assets......................................         29,277,220         (3,403,289)    (26,902,958)
NET ASSETS:
 Beginning of period.........................................................      2,016,890,507        866,655,391     471,307,442
                                                                                 ---------------    ---------------   -------------
 End of period...............................................................    $ 2,046,167,727    $   863,252,102   $ 444,404,484
                                                                                 ===============    ===============   =============





    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
--------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================




STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2004



                                                                                    Prime              U.S.
                                                                                 Money Market       Government         Tax-Exempt
                                                                                    Series            Series             Series
                                                                               ---------------    ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income.....................................................    $    14,730,170    $     5,623,083   $     2,262,600
 Net realized gain on investments..........................................              7,104              7,024                --
                                                                               ---------------    ---------------   ---------------
Net increase in net assets resulting from operations.......................         14,737,274          5,630,107         2,262,600
                                                                               ---------------    ---------------   ---------------
Transactions in beneficial interest:
 Contributions.............................................................      4,179,962,992      3,578,068,185     1,119,482,114
 Withdrawals...............................................................     (4,562,517,995)    (3,681,534,767)   (1,199,612,236)
                                                                               ---------------    ---------------   ---------------
Net decrease in net assets from transactions in beneficial interest........       (382,555,003)      (103,466,582)      (80,130,122)
                                                                               ---------------    ---------------   ---------------
Total decrease in net assets...............................................       (367,817,729)       (97,836,475)      (77,867,522)
NET ASSETS:
 Beginning of year.........................................................      2,384,708,236        964,491,866       549,174,964
                                                                               ---------------    ---------------   ---------------
 End of year...............................................................    $ 2,016,890,507    $   866,655,391   $   471,307,442
                                                                               ===============    ===============   ===============


























    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
--------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================



1. DESCRIPTION OF THE TRUST. Prime Money Market Series, U.S. Government Series, and Tax-Exempt Series (each, a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a series separate and distinct from the shares of other series. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Each Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Repurchase Agreements. Each Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In the event of default of the obligation to repurchase, each Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   Other. Investment security transactions are accounted for on a trade date basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
--------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================



3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. RSMC, a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to each Series. RSMC receives an advisory fee of 0.37% of each Series' first $1 billion of average daily net assets; 0.33% of each Series' next $500 million of average daily net assets; 0.30% of each Series' next $500 million of average daily net assets; and 0.27% of each Series' average daily net assets in excess of $2 billion. RSMC also receives a service fee under a Compliance, Support and Recordkeeping Services Agreement of 0.006% of each Series' average daily net assets.

   From July 1, 2004 to September 30, 2004, RSMC provided administrative and accounting services to each Series. For the period July 1, 2004 to September 30, 2004, RSMC did not receive any fees for its services.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. FINANCIAL HIGHLIGHTS.


                                                                For the
                                                               Six-Month          For the Fiscal Years Ended        For the Period
                                                              Period Ended                 June 30,              November 1, 1999(1)
                                                           December 31, 2004     ------------------------------        through
                                                              (Unaudited)       2004     2003     2002    2001      June 30, 2000
                                                           -----------------    -----   -----    -----    -----   -----------------
PRIME MONEY MARKET SERIES
 Total Return ..........................................         0.62%**        0.65%   1.14%    2.24%    5.70%         3.75%**
 Ratios to Average Net Assets:
   Expenses.............................................         0.45%*         0.46%   0.45%    0.45%    0.45%         0.46%*
   Net investment income................................         1.23%*         0.66%   1.13%    2.19%    5.51%         5.63%*
U.S. GOVERNMENT SERIES
 Total Return ..........................................         0.60%**        0.61%   1.02%    2.06%    5.66%         3.61%**
 Ratios to Average Net Assets:
   Expenses.............................................         0.50%*         0.50%   0.50%    0.50%    0.49%         0.50%*
   Net investment income................................         1.20%*         0.60%   1.03%    2.07%    5.24%         5.42%*
TAX-EXEMPT SERIES
 Total Return ..........................................         0.46%**        0.48%   0.80%    1.36%    3.42%         2.30%**
 Ratios to Average Net Assets:
   Expenses.............................................         0.50%*         0.51%   0.50%    0.50%    0.50%         0.50%*
   Net investment income................................         0.90%*         0.48%   0.80%    1.36%    3.33%         3.45%*

---------------
*   Annualized.
**  Not annualized.
(1) Commencement of operations.

5. CREDIT RISK. Obligations of agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury and thus may or may not be backed by the "full faith and credit" of the United States. Payment of interest and principal on these obligations, although generally backed directly or indirectly by the U.S. Government, may be backed solely by the issuing instrumentality.

   Approximately 41% of the investments of the Tax-Exempt Series on December 31, 2004, were insured by private issuers that guarantee payment of principal and interest in the event of default or were backed by letters of credit issued by domestic and foreign banks or financial institutions.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
--------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================


6. CONTRACTUAL OBLIGATIONS. The Series enter into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series have not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS
================================================================================


WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES


                                                                                                       Number of
                                                                                                     Portfolios in
                                                                                 Principal               Fund             Other
                              Position(s)         Term of Office               Occupation(s)            Complex       Directorships
                               Held with           and Length of                During Past           Overseen by        Held by
Name, Address and Age         Fund Complex          Time Served                 Five Years              Trustee          Trustee
---------------------         ------------   ------------------------    ------------------------    -------------   --------------
ROBERT J. CHRISTIAN(1)        Trustee,       Shall serve until death,    Executive Vice                   59         Wilmington
Date of Birth: 2/49           President,     resignation or removal.     President and                               Low Volatility
                              Chief          Trustee since November      Chief Investment                            Fund of Funds
                              Executive      2004.                       Officer of Wilmington                       (Closed-End
                              Officer and                                Trust Company since                         Registered
                              Chairman of                                February 1996; President                    Investment
                              the Board                                  of Rodney Square                            Company).
                                                                         Management Corporation
                                                                         ("RSMC") since 1996.
FRED FILOON(2)                Trustee        Shall serve until death,    Senior Vice President,           59         None
520 Madison Avenue                           resignation or removal.     Principal of Cramer
New York, NY 10022                           Trustee since November      Rosenthal McGlynn, LLC
Date of Birth: 3/42                          2004.                       since 1991.

---------------
(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.
(2) Mr. Filoon is an "interested" Trustee by reason of his position as Senior Vice President to Cramer Rosenthal McGlynn LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================






                                                                                                    Number of
                                                                                                  Portfolios in
                                                                              Principal               Fund              Other
                         Position(s)           Term of Office                Occupation(s)            Complex        Directorships
                         Held with            and Length of                  During Past           Overseen by         Held by
Name, Address and Age   Fund Complex           Time Served                   Five Years              Trustee           Trustee
---------------------   ------------   ---------------------------    ------------------------    -------------   -----------------
INDEPENDENT TRUSTEES
ROBERT H. ARNOLD        Trustee        Shall serve until death,       Founder and                      59         None
Date of Birth: 3/44                    resignation or removal.        co-manages,
                                       Trustee since May 1997.        R. H. Arnold & Co.,
                                                                      Inc. (investment
                                                                      banking company)
                                                                      since 1989.

DR. ERIC BRUCKER        Trustee        Shall serve until death,       Professor                        59         Wilmington
Date of Birth: 12/41                   resignation or removal.        of Economics                                Low Volatility
                                       Trustee since October 1999.    Widener University                          Fund of Funds
                                                                      since July 2004;                            (Closed-End
                                                                      Formally, Dean,                             Registered
                                                                      School of Business                          Investment
                                                                      Administration of                           Company).
                                                                      Widener University
                                                                      from 2001 to 2004;
                                                                      Prior to that, Dean,
                                                                      College of Business,
                                                                      Public Policy and
                                                                      Health at the University
                                                                      of Maine from September
                                                                      1998 to June 2001.

NICHOLAS A. GIORDANO    Trustee        Shall serve until death,       Consultant, financial            59         Wilmington
Date of Birth: 3/43                    resignation or removal.        services organizations                      Low Volatility
                                       Trustee since October          from 1997 to present;                       Fund of Funds
                                       1998.                          Interim President,                          (Closed-end
                                                                      LaSalle University                          Registered
                                                                      from 1998 to 1999.                          Investment
                                                                                                                  Company);
                                                                                                                  Kalmar Pooled
                                                                                                                  Investment Trust;
                                                                                                                  Independence
                                                                                                                  Blue Cross;
                                                                                                                  Selas Corporation
                                                                                                                  of America
                                                                                                                  (industrial
                                                                                                                  furnaces and
                                                                                                                  ovens).


WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================




INDEPENDENT TRUSTEES


                                                                                                       Number of
                                                                                                     Portfolios in
                                                                                  Principal              Fund             Other
                                 Position(s)         Term of Office             Occupation(s)           Complex       Directorships
                                  Held with           and Length of              During Past          Overseen by        Held by
Name, Address and Age            Fund Complex          Time Served                Five Years            Trustee          Trustee
---------------------            ------------   ------------------------    ---------------------    -------------   --------------
LOUIS KLEIN, JR.                 Trustee        Shall serve until death,    Self-employed                 59         WHX
Date of Birth: 5/35                             resignation or removal.     financial consultant                     Corporation
                                                Trustee since October       since 1991.                              (industrial
                                                1999.                                                                manufacturer).

CLEMENT C. MOORE, II             Trustee        Shall serve until death,    Managing Partner,             59         None
Date of Birth: 9/44                             resignation or removal.     Mariemont Holdings,
                                                Trustee since October       LLC, (real estate
                                                1999.                       holding and
                                                                            development company)
                                                                            since 1980.

JOHN J. QUINDLEN                 Trustee        Shall serve until death,    Retired since 1993.           59         None
Date of Birth: 5/32                             resignation or removal.
                                                Trustee since October
                                                1999.

MARK A. SARGENT                  Trustee        Shall serve until death,    Dean and Professor of         59         Wilmington
Date of Birth: 4/51                             resignation or removal.     Law, Villanova                           Low Volatility
                                                Trustee since               University School of                     Fund of Funds
                                                November 2001.              Law since July 1997.                     (Closed-end
                                                                                                                     Registered
                                                                                                                     Investment
                                                                                                                     Company).


WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================




EXECUTIVE OFFICERS

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                               Principal                  Fund            Other
                          Position(s)          Term of Office                Occupation(s)               Complex      Directorships
                           Held with           and Length of                  During Past              Overseen by       Held by
Name, Address and Age    Fund Complex          Time Served                    Five Years                Trustee         Trustee
---------------------    --------------   -----------------------    -----------------------------    -------------   -------------
ERIC K. CHEUNG           Vice President   Shall serve at the         Vice President,                       N/A        N/A
1100 North Market                         pleasure of the Board      Wilmington Trust
Street                                    and until successor is     Company Since 1986;
Wilmington, DE 19890                      elected and qualified.     and Vice President and
Date of Birth: 12/54                      Officer since October      Director of Rodney
                                          1998.                      Square Management
                                                                     Corporation since
                                                                     2001.

JOSEPH M. FAHEY, JR.     Vice President   Shall serve at the         Vice President, Rodney                N/A        N/A
1100 North Market                         pleasure of the Board      Square Management
Street                                    and until successor is     Corporation since
Wilmington, DE 19890                      elected and qualified.     1992.
Date of Birth: 1/57                       Officer since November
                                          1999.

JOHN R. GILES            Chief            Shall serve at the         Senior Vice President,                N/A        N/A
1100 North Market        Financial        pleasure of the Board      Wilmington Trust
Street                   Officer, Vice    and until successor is     Company since 1996.
Wilmington, DE 19890     President        elected and qualified.
Date of Birth: 8/57      and              Officer since December
                         Treasurer        1999.

LEAH M. ANDERSON         Secretary        Shall serve at the         Officer, Wilmington                   N/A        N/A
1100 North Market                         pleasure of the Board      Trust Company since
Street                                    and until successor is     1998. Officer, Rodney
Wilmington, DE 19890                      elected and qualified.     Square Management
Date of Birth: 8/65                       Officer since October      Corporation since
                                          2002.                      1992.

ANNA M. BENCROWSKY       Chief            Shall serve at the         Chief Compliance                      N/A        N/A
1100 North Market        Compliance       pleasure of the Board      Officer, Rodney Square
Street                   Officer          and until successor is     Management Corporation
Wilmington, DE 19890                      elected and qualified.     since 2004; Vice President
Date of Birth: 5/51                       Officer since September    and Chief Compliance
                                          2004.                      Officer, 1838 Investment
                                                                     Advisors, LP From 1998
                                                                     to 2004; Vice President,
                                                                     Secretary, and Treasurer,
                                                                     1838 Investment Advisors
                                                                     Funds from 1995 to 2004;
                                                                     Vice President and Secretary,
                                                                     1838 Bond--Debenture
                                                                     Trading Fund from
                                                                     1982 to 2004.


WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================



EXECUTIVE OFFICERS


                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                     Principal            Fund            Other
                                      Position(s)         Term of Office           Occupation(s)         Complex      Directorships
                                       Held with           and Length of            During Past        Overseen by       Held by
Name, Address and Age                Fund Complex          Time Served             Five Years           Trustee         Trustee
---------------------                --------------   ----------------------    ------------------    -------------   -------------
WILLIAM P. RICHARDS, JR.             Vice President   Shall serve at the        Managing Director,         N/A             N/A
100 Wilshire Boulevard                                pleasure of the Board     Roxbury Capital
Suite 1000                                            and until successor is    Management LLC
Santa Monica, CA 90401                                elected and qualified.    since 1998.
Date of Birth: 11/36                                  Officer since November
                                                      2004.



VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolios is available, without charge and upon request, on the SEC's website at http:// www.sec.gov. Information regarding how the investment adviser voted proxies for the most recent twelve month period ended June 30 is available without charge and upon request, on the SEC's website listed above.

                                    TRUSTEES                                                                              WILMINGTON
                                                                                                                          FUNDS
                                Robert H. Arnold
                                Dr. Eric Brucker
                              Robert J. Christian
                                  Fred Filoon
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen                                                Money Market Portfolios
                                Mark A. Sargent                                                 Investor Shares
                          __________________________

                                    OFFICERS
                        Robert J. Christian, President/                                                 o Prime Money Market
                            Chief Executive Officer
                          Eric Cheung, Vice President                                                   o U.S. Government
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President/                                                 o Tax-Exempt
                       Chief Financial Officer/Treasurer
                          Leah M. Anderson, Secretary
                  Anna M. Bencrowsky, Chief Compliance Officer
                    William P. Richards, Jr., Vice President
                          __________________________

                               INVESTMENT ADVISER
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                          __________________________

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890


                                 TRANSFER AGENT
                               ADMINISTRATOR AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                          __________________________




This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Money Market Portfolios --
Investor Shares.

                                                                                                 SEMI ANNUAL
WMMPI-SEMI-12/04                                                                              December 31, 2004

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
 PRESIDENT'S MESSAGE
================================================================================


DEAR SHAREHOLDER:

   After spending more than three years pursuing an ever-easier monetary policy, the Federal Reserve ("Fed") embarked on a gradual reversal of that stance beginning in the summer of 2004. Outwardly, that took the form of higher short-term interest rates which were raised five times by the Fed and ended the year 125 basis points (1.25%) higher than at the beginning of the year. Much of the economic growth that occurred in 2004 was a direct result of that easing monetary policy. The economic impact of a somewhat tighter monetary policy and higher interest rates will be felt in 2005 and beyond. Generally speaking, it means that we believe economic growth will continue, but will likely be less robust. And, inflation and interest rates are likely to rise throughout 2005.

   To understand the impact of fiscal and monetary policies upon economic growth it is best to start with the events of the last year. In 2004, the U.S. economy enjoyed record low interest rates, personal tax cuts, and accelerated depreciation allowances for businesses. Three important sectors of the economy were significantly impacted by this confluence of events -- consumer spending, housing, and business spending on new plant and equipment (capital spending). A small reversal of fortunes in these factors (monetary policy, evaporation of the accelerated depreciation allowances) will have a dampening impact on economic growth in 2005.

   Consumer spending last year was positively impacted by lower interest rates and especially lower mortgage rates. Mortgage rates hit record lows in 2004. This lead to a substantial amount of mortgage re-financing which in turn produced: 1) a cash payout as homeowners frequently took equity out of their homes; and, 2) a lower monthly mortgage payment. Consequently, consumer discretionary income was enhanced and overall consumer spending rose 3.5 -- 4.0%, after inflation.

   A second positive consequence of low mortgage rates is, of course, housing. New home sales last year reached an all-time record (1.2 million units) -- eclipsing the previous record attained in 2003. The low level of mortgage rates, rising family income and employment, and moderate housing price inflation in early 2004, produced a record high in the housing affordability index. However, late 2004 rises in interest rates and an estimated 12% rise in home prices have combined to reduce the affordability of housing.

   The accelerated depreciation allowances that were available in 2004 were a positive influence on business capital spending which rose 10% last year, after inflation. The boost this brought to the economy was well-needed. But, the absence of the one-time impact of depreciation acceleration in 2005 could result in a less robust capital spending environment.

   It is possible that we have already seen the lows for inflation for this business cycle. Consumer prices rose 3.2% in 2004 compared with 1.8% in 2003. The rise in inflation is not just a short-term cyclical event. It is also the natural result of an easy Fed policy that we mentioned earlier. Short-term interest rates have been below inflation for more than two years -- the longest such pattern in the last 30 years.

   Fixed income returns last year also were quite satisfactory, especially when realizing that the Fed raised short-term interest rates five times in the second half of the year. The Lehman Government/Credit Index rose more than 4% despite a 1.25% rise in short-term interest rates.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================


MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

WILMINGTON SHORT/INTERMEDIATE BOND, BROAD MARKET BOND & SHORT-TERM INCOME PORTFOLIOS

   The following comments cover the Wilmington Short/Intermediate Bond Portfolio, the Wilmington Broad Market Bond Portfolio and the Wilmington Short-Term Income Portfolio ("Portfolios").

   The Wilmington Short/Intermediate Bond Portfolio ("Short/Intermediate Portfolio") and Wilmington Broad Market Bond Portfolio, ("Broad Market Portfolio") are designed to give shareholders broad exposure to the dynamics of the taxable fixed income bond market with a stable flow of income and minimization of risk. This goal is accomplished by applying a disciplined and systematic investment process to actively manage a core portfolio of investment grade notes and bonds from a wide range of taxable market sectors. The major difference between the Short/Intermediate Portfolio and Broad Market Portfolio is the exposure to interest rate risk. The Short/Intermediate Portfolio has the lower risk exposure to interest rates and finished the semi-annual period with an effective duration of 3.37 years. The Wilmington Broad Market Bond Portfolio had an effective duration of 4.78 years at the same point in time.

   The Wilmington Short-Term Income Portfolio ("Short-Term Portfolio"), which commenced operations on July 1, 2003, is designed to provide for a high level of current income while limiting principal value fluctuations by investing in securities with maturities or average lives that are less than five years. The Short-Term Portfolio is expected to invest primarily in short-term investment grade bonds, but it may invest up to 20% in securities that are below investment grade ratings by Standard & Poor's or Moody's. As of December 31, 2004, the Short-Term Portfolio had an effective duration of 2.03 years.

   There were several major trends over the past six months which dominated the tactics employed by each of the Portfolios. Rising short-term rates was one of these major trends as the Fed announced on June 30, 2004 that it was going to begin raising overnight interest rates. The overnight Fed Funds rate was increased from 1.00% to 1.25% on June 30th and the Fed indicated that it would continue to make increases at a "measured pace." This wording translated into four additional rate hikes during the second half of 2004 bringing the overnight Fed Funds rate up to 2.25% by December 31, 2004. Concerns over the pace of economic growth were sparked by softness in the payroll reports issued over the summer months. Job growth slowed from 295,000 per month during the March to May period to 125,000 per month during the months from June to September. This helped to create an unusual market dynamic where the initial push by the Fed to raise interest rates was met with resistance at the longer end of the yield curve. Long-term rates were also held down by strong demand from foreign central banks for domestic fixed income assets. The level of foreign interest in our markets reached new highs as it averaged nearly $75 billion per month during the first ten months of the year. The strength of this buying interest was a key reason why long-term rates did not move in conjunction with short-term rates. Indeed, by the end of the six-month period, the yield curve had flattened considerably. Two Year Treasury securities started the fiscal year with a yield of 2.71% and saw this yield level finish the semiannual period at a rate of 3.07%. Ten Year Treasury securities had an entirely different experience as these rates actually fell over the past six months. From a yield of 4.61% on June 30, 2004, the Ten Year Treasury Yield fell to 4.22% by year end. The movement of the yield curve was the single biggest contributor to performance over the last six months. This trend developed early in the third quarter of 2004 and continued through to the end of the year.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================


   The corporate bond market and the mortgage backed securities market posted strong performances over the last six months of 2004. As measured by the Lehman Credit Index, the corporate bond market had a total return over the last six months of 2004 of 5.52%. This performance reflected both higher income returns than available in the Treasury market plus the benefit of narrower yield spreads versus the Treasury market. The Option Adjusted Spread on the index narrowed from 93 basis points on June 30, 2004 to 75 basis points on December 31, 2004. Bonds of industrial and utility issuers outperformed the credit index while those from financial issuers trailed. The market favored taking credit risk as lower rated bonds, or those rated "BBB", returned 6.53% over the last six months of 2004, while those with the highest rating of "AAA" returned 3.51% over the same period.

   Given this environment, we will examine the strategies employed by each of the three Portfolios.

WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO

   The Short/Intermediate Bond Portfolio ("Short/Intermediate Portfolio") performed well over the six months. The Portfolio slightly underperformed its benchmark, the Lehman Intermediate Government/Credit Index, but finished well ahead of its peer group averages, the Lipper Short/Intermediate Investment Grade Debt Funds. The Short/Intermediate Portfolio had total returns of 2.47% and 0.50% during the third and fourth quarters, respectively, and finished the six-month period with a total return of 2.98%. This compares well to the Lehman Intermediate Government/Credit Index which had returns of 2.70% and 0.44% during the two quarters and finished with a return of 3.16% over the six months.

   With yields falling along the longer end of the yield curve, the Portfolio was positioned to have more exposure than the market to those securities with durations in excess of six years. At the same time, exposure to very short-term holdings was also increased to levels above the market. The portfolio exposure in the middle of the yield curve was positioned with an exposure below the market. This strategy, known as creating a "barbell" helped the Portfolio to weather the dramatic flattening of the yield curve which took place over the last six months of 2004.

   The Portfolio also maintained a higher weighting in the income enhancing parts of the taxable fixed income market. Holdings of U. S. Government Agency securities amounted to 28% of the portfolio versus 21% in the Lehman Intermediate Government/Credit Index. The portfolio was also over-weighted in corporate bonds with an allocation of 47% of the portfolio in this sector versus 40% for the above mentioned index. These holdings were concentrated in industrial and financial issuers.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



   The following chart compares the Short/Intermediate Portfolio, with that of the Lehman Intermediate Government/Credit Index ("Lehman Inter. Govt/Credit"), an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government agency obligations and investment grade corporate debt obligations with a maturity range between 1 and 10 years, and the Merrill Lynch 1 -- 10 Year U.S. Treasury Index ("Merrill Lynch 1 -- 10 Yr."), an unmanaged index of fixed-rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years, for the past ten years ended December 31, 2004. *


                                                                                     Average Annual Total Return
                                                                              Six Months    1 Year   5 Year    10 Year
                                                                              ----------    ------   ------    -------
Short/Intermediate Portfolio ..............................................      2.98%       2.81%    6.74%      6.71%
Lehman Inter. Govt/Credit .................................................      3.16%       3.04%    7.21%      7.15%
Merrill Lynch 1 -- 10 Yr. .................................................      2.18%       1.96%    6.23%      6.60%

---------------
* Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-336-9970.

  An investment in the Portfolio is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risks including a possible loss of the principal amount invested.

  The performance in the above chart does not reflect the deduction of taxes the shareholder would pay on fund distribution or redemption of fund shares.

WILMINGTON BROAD MARKET BOND PORTFOLIO

   The Broad Market Bond Portfolio ("Broad Market Portfolio") performed well over the six months. The Portfolio slightly underperformed its benchmark, the Lehman Government/Credit Index ("Lehman Govt/Credit Index"), but finished ahead of its peer group averages, the Lipper Intermediate Investment Grade Debt Funds, over the six-month time frame. The Broad Market Bond Portfolio had total returns of 3.24% and 0.86% during the third and fourth quarters, respectively, and finished the six month period with a total return of 4.13%. This compares well to the Lehman Gov't/Credit Index which had returns of 3.56% and 0.80% during the two quarters and finished with a return of 4.39% over the six months.

   With the ability to have exposure across the entire yield curve, the Broad Market Portfolio was constructed in a fashion similar to the Short/ Intermediate Portfolio but with more emphasis on longer-term securities. The portfolio was slightly under weighted in positions with durations in excess of eight years at the start of the six-month period, but we added positions which generated a 3.7% over weight position by September 30, 2004, which was maintained until the end of the year. The portfolio had been defensively positioned through out much of the second quarter of 2004 when interest rates rose dramatically. The defensive positioning needed to be reversed during the early part of the quarter and accounts for the positioning at June 30, 2004. This also explains why performance slightly trailed the market index during the third quarter as the market was surprised by the drop in yields, necessitating restructuring to remove the defensive bias built into the portfolio earlier in the year.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



   The Portfolio was also constructed to generate higher income returns during the period as non-Treasury holdings were held well in excess of the market levels as defined by the Lehman Government/Credit Index. The Portfolio had an allocation of 58% in corporate bonds at June 30 and an additional 11% allocated to higher yielding mortgage-backed and asset-backed securities. This compares to a market weighting of 41% in corporate bonds in the above mentioned index. As of the end of semiannual period, the weighting in corporate bonds was down slightly to 52% with an additional 4% in higher-yielding mortgage-backed and asset-backed securities. Given the strength in the corporate bond market during the last six months of the year, the strong allocation to corporate bonds helped generate higher income returns as well as capital appreciation from tightening spreads.

   The following chart compares the Broad Market Portfolio and its predecessor, the Bond Fund (a collective investment Fund), with that of the Lehman Government/Credit Index, an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government agency obligations and investment grade corporate debt obligations with maturities no less than 1 year, and the Merrill Lynch U.S. Treasury Master Index ("Merrill Lynch U.S. Treasury"), an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years, for the past ten years ended December 31, 2004.*


                                                                                     Average Annual Total Return
                                                                              Six Months    1 Year   5 Year    10 Year
                                                                              ----------    ------   ------    -------
Broad Market Portfolio ....................................................      4.13%       3.74%    7.44%      7.22%
Lehman Government/Credit ..................................................      4.39%       4.19%    8.00%      7.80%
Merrill Lynch U.S. Treasury ...............................................      3.67%       3.50%    7.39%      7.41%

---------------
* Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-336-9970.

  An investment in the Portfolio is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risks including a possible loss of the principal amount invested.

  The performance in the above chart does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

WILMINGTON SHORT-TERM INCOME PORTFOLIO

   The Short-Term Income Portfolio ("Short-Term Portfolio") performed well over the six months, outperforming its benchmark, the Merrill Lynch 1-5 Year Treasury Index, and peer group averages, the Lipper Short Investment Grade
Debt Funds. The Portfolio had total returns of 1.59% and 0.26% during the third and fourth quarters, respectively, and finished the six-month period with a total return of 1.85%. This compares positively to the Merrill Lynch
1-5 Year Treasury Index which had returns of 1.50% and -0.01% during the two quarters and finished with a return of 1.49% over the same time period.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



   For the Short-Term Portfolio, the major keys to success were maintaining a shorter average duration than the index and seeking high income returns. The Portfolio maintains its investments with effective maturities from one to five years which meant that this Portfolio was largely impacted by a rising rate environment. The duration of the Portfolio was kept at roughly 85-90% of the market level during much of the quarter allowing the rise in rates to have less of a negative impact on the portfolio.

   High income returns were also responsible for the Portfolio's success. These returns were largely generated from a willingness to take on credit risk by investing in lower quality securities. With market conditions favorable to these investments, the Portfolio benefited from this strategy. At the end of the quarter, roughly 35% of the Portfolio had credit ratings of "BBB", the best performing credit rating sector in the investment grade corporate market.

   The following table compares the Short-Term Portfolio with that of the Merrill Lynch 1-5 Year Treasury Index ("Merrill 1-5"), an unmanaged index that consist of all U.S. Treasury securities outstanding with maturities greater than one year and less than five years, since the Portfolio's commencement of operations on July 1, 2003 through December 31, 2004.*


                                                                                                   Average Annual Total Return
                                                                                             Six Months    1 Year   Since Inception
                                                                                             ----------    ------   ---------------
Short-Term Portfolio.....................................................................       1.85%       1.50%         1.19%
Merrill 1-5..............................................................................       1.49%       1.31%         1.04%

---------------
* Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-336-9970.

  An investment in the Portfolio is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risks including a possible loss of the principal amount invested.

  The performance in the above chart does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

WILMINGTON MUNICIPAL BOND PORTFOLIO

   The Wilmington Municipal Bond Portfolio (the "Municipal Portfolio") is an intermediate, high quality fund designed to produce a high level of income that is exempt from Federal income taxes while seeking preservation of capital. The basic investment strategy is to identify and purchase the undervalued sectors of the municipal market. The Municipal Portfolio will normally be fully invested with an average maturity in the 5 to 10 year range.

   Performance for the Municipal Portfolio for the semi-annual period ending December 31, 2004 was 3.35% (net of fees), versus the Lipper Intermediate Municipal Debt Funds peer group of 3.59% and the Lehman Quality
                                       6

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================


Intermediate Municipal Index of 3.90% (gross return). This underperformance was the result of the Municipal Portfolio's defensive position versus the Lehman Quality Municipal Intermediate Index.

   On December 31, 2004, the Municipal Portfolio had an average effective maturity of 5.02 years, a duration of 4.25 years, and an average coupon of 5.05%, versus the target Lehman Quality Intermediate Index, which had an average effective maturity of 5.52 years, a duration of 4.67 years and an average coupon of 5.13%.

   The second half of 2004 continued with the theme of volatility as weak employment and low inflation was countered by a hawkish Fed. Early in the period, each month saw an initial rally in the market with the release of lackluster employment growth, but the rally would then fade as the Fed raised rates in August and September by a total of 50 basis points. During the fourth quarter, investors started out concerned about terrorism and rising oil prices and most were unwilling to make significant bets in front of the presidential election. With the election turning into a nonevent for the markets, vacillating employment numbers contributed to the ever volatile fixed income markets. The one constant continued to be the Fed's measured pace to raising short-term interest rates. Two more actions by the Fed in November and December left the Fed funds rate at 2.25% at year end.

   During this period, the yield curve flattened considerably with short rates rising and longer rates moving down. Short-term interest rates followed the Fed's actions and moved up almost 50 basis points with the yield on one-year AAA-rated securities ending the year at 2.05%. Yields from five-years on out moved down considerably with five-year AAA-rated securities closing down 42 basis points to end at a 2.68% and 10-year AAA-rated securities closing down 43 basis points to end at a 3.52%. This curve flattening will likely continue into 2005 as the Fed continues to hike short-term interest rates and longer rates adjust up more modestly.

   Fundamentally, the municipal market continued to experience weak demand from its traditional participants during the second half of the year as low yields caused rate shock to set in. As has been the case for most of this past year, nontraditional buyers -- arbitrage and hedge funds -- helped to prop up the market. One reason for the defensive positioning of the Portfolio is a result of our concern that the continued flattening of the curve could cause the nontraditional players to unwind their positions, creating a supply/demand imbalance, which will add to rising interest rate pressures. From a supply perspective, new issue supply for 2004 came in at $358 billion, about 7% below last year's record pace. Forecasts for 2005 show new issue supply to range between $300 and $350 billion.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



   The following table compares the Municipal Portfolio with that of the Lehman Quality Intermediate Municipal Index ("Lehman Muni"), an unmanaged index that tracks performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in outstanding principal, for the ten years ended December 31, 2004.*


                                                                                                  Average Annual Total Return
                                                                                           Six Months    1 Year    5 Year   10 year
                                                                                           ----------    ------    ------   -------
Municipal Portfolio ....................................................................      3.35%       2.22%     5.26%     5.51%
Lehman Muni ............................................................................      3.90%       3.06%     6.19%     6.22%

---------------
* Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-336-9970.

  An investment in the Portfolio is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risks including a possible loss of the principal amount invested.

  The performance in the above chart does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



   We invite your comments and questions and thank you for your investment in the Wilmington Fixed Income Portfolios. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                        Sincerely,

                                        /s/ Robert J. Christian

                                        Robert J. Christian
                                        President

February 4, 2005























You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. A prospectus with this and other information may be obtained by calling 800-336-9970. The prospectus should be read before investing

Mr. Christian's comments reflect the investment adviser's views generally regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

Distributed by Professional Funds Distributor, LLC.
                                       9

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
 EXPENSE DISCLOSURE
================================================================================



DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Portfolio, you incur ongoing costs, including management fees and other portfolio expenses. A Portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrates your Portfolio's costs in two ways.

     o ACTUAL FUND RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

     o HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
 EXPENSE DISCLOSURE -- continued
================================================================================



FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

EXPENSE TABLES


                                                                                    Beginning      Ending                  Expenses
                                                                                     Account      Account     Annualized     Paid
                                                                                      Value        Value       Expense      During
                                                                                     7/01/04      12/31/04     Ratio(1)     Period*
                                                                                    ---------    ---------    ----------   --------
Short/Intermediate Bond Portfolio
Actual Fund Return ..............................................................   $1,000.00    $1,029.80       0.62%       $3.17
Hypothetical 5% Return ..........................................................   $1,000.00    $1,021.87       0.62%       $3.16
Broad Market Bond Portfolio
Actual Fund Return ..............................................................   $1,000.00    $1,041.30       0.67%       $3.45
Hypothetical 5% Return ..........................................................   $1,000.00    $1,021.62       0.67%       $3.41
Municipal Bond Portfolio
Actual Fund Return ..............................................................   $1,000.00    $1,033.50       0.74%       $3.79
Hypothetical 5% Return ..........................................................   $1,000.00    $1,021.27       0.74%       $3.77
Short-Term Income Portfolio
Actual Fund Return ..............................................................   $1,000.00    $1,018.50       0.65%       $3.31
Hypothetical 5% Return ..........................................................   $1,000.00    $1,021.72       0.65%       $3.31

---------------
* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(1) The Wilmington Short/Intermediate Bond Portfolio, Broad Market Bond Portfolio, Municipal Bond Portfolio and Short-Term Income Portfolio currently invest 100% of their investable assets in a corresponding series of WT Investment Trust I-Fixed Income Series. The "Annualized Expense Ratio" includes expenses allocated from their respective series.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
 DISCLOSURE OF PORTFOLIO HOLDINGS
================================================================================



PORTFOLIO HOLDINGS
DECEMBER 31, 2004

The Wilmington Short/Intermediate Bond Portfolio, Broad Market Bond Portfolio, Municipal Bond Portfolio and Short-Term Income Portfolio each currently invests 100% of their investable assets in a corresponding series of WT Investment Trust I-Fixed Income Series. The following tables present the portfolio holdings of each of the corresponding series of the WT Investment Trust I-Fixed Income Series as a percent of their total investments.

SHORT/INTERMEDIATE BOND SERIES

Corporate Bonds                   48.8%
U.S. Agency Obligations           26.1
U.S. Treasury Obligations         15.1
Commercial Paper                   5.3
Asset-Backed Securities            2.5
Mortgage-Backed Securities         2.2
                                 -----
                                 100.0%
                                 =====
BROAD MARKET BOND SERIES
Corporate Bonds                   50.7%
U.S. Agency Obligations           16.4
U.S. Treasury Obligations         15.9
Commercial Paper                  10.5
Mortgage-Backed Securities         3.8
Asset-Backed Securities            1.9
Municipal Bonds                    0.8
                                 -----
                                 100.0%
                                 =====
MUNICIPAL BOND SERIES
New York                          16.6%
Texas                              9.1
Alabama                            7.6
California                         7.5
Ohio                               5.4
Illinois                           4.8
Pennsylvania                       4.5
Florida                            4.4
Georgia                            4.2
Washington                         3.8
All Other                         32.1
                                 -----
                                 100.0%
                                 =====
SHORT-TERM INCOME SERIES
Corporate Bonds                   64.3%
U.S. Agency Obligations           19.6
Commercial Paper                   8.7
U.S. Treasury Obligations          3.3
Mortgage-Backed Securities         2.1
Asset-Backed Securities            2.0
                                 -----
                                 100.0%
                                 =====

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
 DISCLOSURE OF PORTFOLIO HOLDINGS
================================================================================



DISCLOSURE OF PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all Portfolios file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For the Fixed Income Series, this would be for the fiscal quarters ending September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fixed Income Series filed its first Form N-Q with the SEC on November 29, 2004. It is available upon request, without charge, by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
 FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)


                                                                             Short/
                                                                          Intermediate    Broad Market     Municipal     Short-Term
                                                                              Bond            Bond           Bond          Income
                                                                            Portfolio       Portfolio      Portfolio     Portfolio
                                                                          ------------    ------------    -----------   -----------
ASSETS:
Investment in Series, at value ........................................   $167,808,389     $92,953,759    $63,394,179   $49,894,699
Receivable for Portfolio shares sold ..................................         11,871          25,000        450,000            --
Receivable for investment in Series withdrawn .........................         45,896             641        286,471       326,914
                                                                          ------------     -----------    -----------   -----------
Total assets ..........................................................    167,866,156      92,979,400     64,130,650    50,221,613
                                                                          ------------     -----------    -----------   -----------
LIABILITIES:
Dividends payable .....................................................        484,032         280,309        151,953        99,364
Payable for Portfolio shares redeemed .................................         45,896             641        286,471       326,914
Payable for investment in Series ......................................         11,871          25,000        450,000            --
Accrued expenses ......................................................         52,016          26,895         21,220        22,282
                                                                          ------------     -----------    -----------   -----------
Total liabilities .....................................................        593,815         332,845        909,644       448,560
                                                                          ------------     -----------    -----------   -----------
NET ASSETS ............................................................   $167,272,341     $92,646,555    $63,221,006   $49,773,053
                                                                          ============     ===========    ===========   ===========
NET ASSETS CONSIST OF:
Paid-in capital .......................................................   $163,976,979     $89,064,467    $62,083,982   $50,230,969
Undistributed net investment income ...................................         69,374          29,441             --            --
Accumulated net realized gain (loss) on investments ...................         46,610         156,608        (33,231)         (281)
Net unrealized appreciation (depreciation) on investments .............      3,179,378       3,396,039      1,170,255      (457,635)
                                                                          ------------     -----------    -----------   -----------
NET ASSETS ............................................................   $167,272,341     $92,646,555    $63,221,006   $49,773,053
                                                                          ============     ===========    ===========   ===========
NET ASSETS BY SHARE CLASS
 Institutional Shares .................................................   $166,963,028     $92,646,555    $63,221,006   $49,773,053
 Investor Shares ......................................................        309,313              --             --            --
                                                                          ------------     -----------    -----------   -----------
NET ASSETS ............................................................   $167,272,341     $92,646,555    $63,221,006   $49,773,053
                                                                          ============     ===========    ===========   ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
 ($0.01 par value, unlimited authorized shares)
 Institutional Shares .................................................     16,262,382       9,259,284      4,850,199     5,043,935
 Investor Shares ......................................................         30,417              --             --            --
NET ASSET VALUE, offering and redemption price per share:
 Institutional Shares .................................................   $      10.27     $     10.01    $     13.04   $      9.87
 Investor Shares ......................................................   $      10.17     $        --    $        --   $        --




    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
  FINANCIAL STATEMENTS -- continued


STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2004 (Unaudited)


                                                                               Short/
                                                                            Intermediate    Broad Market    Municipal    Short-Term
                                                                                Bond            Bond           Bond        Income
                                                                              Portfolio       Portfolio     Portfolio     Portfolio
                                                                            ------------    ------------    ----------   ----------
NET INVESTMENT INCOME FROM SERIES:
 Interest ...............................................................    $3,752,131      $2,087,792     $1,126,904    $ 754,572
 Securities lending .....................................................        15,117           6,591             --           --
 Expenses ...............................................................      (453,139)       (235,741)      (173,126)    (140,355)
                                                                             ----------      ----------     ----------    ---------
   Net investment income from Series.....................................     3,314,109       1,858,642        953,778      614,217
                                                                             ----------      ----------     ----------    ---------
EXPENSES:
 Administration and accounting fees .....................................        30,420          22,815         22,815       22,815
 Transfer agent fees ....................................................        31,397          12,999         12,899       10,380
 Reports to shareholders ................................................        16,954           6,411          5,299        5,908
 Trustees' fees .........................................................         5,950           6,567          6,955        6,566
 Compliance services ....................................................         3,005           1,623          1,075          847
 Distribution fees -- Investor Shares ...................................           298              --             --           --
 Registration fees ......................................................        13,817          14,824         13,716        9,615
 Professional fees ......................................................         9,016           5,494          4,520        4,747
 Other ..................................................................         5,813           4,336          2,119        3,171
                                                                             ----------      ----------     ----------    ---------
   Total expenses before fee waivers and
   expense reimbursements................................................       116,670          75,069         69,398       64,049
   Expenses reimbursed...................................................            --              --         (1,002)     (31,023)
   Administration and accounting fees waived.............................            --              --         (3,802)      (4,320)
   Administration and accounting fees waived - Institutional.............            --              --         (1,902)      (2,160)
   Administration and accounting fees waived - Investor..................        (7,605)             --             --           --
                                                                             ----------      ----------     ----------    ---------
   Total expenses, net...................................................       109,065          75,069         62,692       26,546
                                                                             ----------      ----------     ----------    ---------
 Net investment income ..................................................     3,205,044       1,783,573        891,086      587,671
                                                                             ----------      ----------     ----------    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM SERIES:
 Net realized gain on investments .......................................       408,252         580,601         21,622        6,547
 Net change in unrealized appreciation
   (depreciation) on investments.........................................     1,955,765       1,247,797      1,161,859      350,636
                                                                             ----------      ----------     ----------    ---------
 Net gain on investments from Series ....................................     2,364,017       1,828,398      1,183,481      357,183
                                                                             ----------      ----------     ----------    ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................    $5,569,061      $3,611,971     $2,074,567    $ 944,854
                                                                             ==========      ==========     ==========    =========




    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
  FINANCIAL STATEMENTS -- continued



STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2004 (Unaudited)


                                                                            Short/
                                                                         Intermediate    Broad Market     Municipal     Short-Term
                                                                             Bond            Bond           Bond          Income
                                                                           Portfolio       Portfolio      Portfolio      Portfolio
                                                                         ------------    ------------    -----------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income ...............................................   $  3,205,044     $ 1,783,573    $   891,086   $    587,671
 Net realized gain on investments ....................................        408,252         580,601         21,622          6,547
 Net change in unrealized appreciation (depreciation) on
   investments........................................................      1,955,765       1,247,797      1,161,859        350,636
                                                                         ------------     -----------    -----------   ------------
 Net increase in net assets resulting from operations ................      5,569,061       3,611,971      2,074,567        944,854
                                                                         ------------     -----------    -----------   ------------
Distributions to shareholders:
 From net investment income -- Institutional Shares ..................     (3,201,146)     (1,783,573)      (891,087)      (587,670)
 From net investment income -- Investor Shares .......................         (3,898)             --             --             --
 From net realized gain -- Institutional Shares ......................       (502,029)       (921,957)       (13,470)       (36,180)
 From net realized gain -- Investor Shares ...........................           (845)             --             --             --
                                                                         ------------     -----------    -----------   ------------
Total distributions ..................................................     (3,707,918)     (2,705,530)      (904,557)      (623,850)
                                                                         ------------     -----------    -----------   ------------
Portfolio share transactions (a):
 Proceeds from shares sold -- Institutional Shares ...................     10,441,671       6,619,009      5,816,759     12,211,554
 Proceeds from shares sold -- Investor Shares ........................         80,000              --             --             --
 Cost of shares issued on reinvestment of
   distributions -- Institutional Shares..............................      2,783,779       2,316,339        387,364        163,364
 Cost of shares issued on reinvestment of distributions --
   Investor Shares....................................................          4,430              --             --             --
 Cost of shares redeemed -- Institutional Shares .....................    (36,640,805)     (6,129,890)    (7,222,204)   (12,516,929)
 Cost of shares redeemed -- Investor Shares ..........................             --              --             --             --
                                                                         ------------     -----------    -----------   ------------
Net increase (decrease) in net assets from Portfolio share
 transactions ........................................................    (23,330,925)      2,805,458     (1,018,081)      (142,011)
                                                                         ------------     -----------    -----------   ------------
Total increase (decrease) in net assets ..............................    (21,469,782)      3,711,899        151,929        178,993
NET ASSETS:
 Beginning of period .................................................    188,742,123      88,934,656     63,069,077     49,594,060
                                                                         ------------     -----------    -----------   ------------
 End of period .......................................................   $167,272,341     $92,646,555    $63,221,006   $ 49,773,053
                                                                         ============     ===========    ===========   ============
Undistributed net investment income ..................................   $     69,374     $    29,441    $        --   $         --
                                                                         ============     ===========    ===========   ============
                                                                            Shares          Shares         Shares         Shares
                                                                         ------------     -----------    -----------   ------------
(A) TRANSACTIONS IN CAPITAL SHARES WERE:
 Shares sold -- Institutional Shares .................................      1,012,675         656,283        446,977      1,235,703
 Shares sold -- Investor Shares ......................................          7,834              --             --             --
 Shares issued on reinvestment of distributions --
   Institutional Shares...............................................        270,702         230,810         29,827         16,539
 Shares issued on reinvestment of distributions --
   Investor Shares....................................................            435              --             --             --
 Shares redeemed -- Institutional Shares .............................     (3,545,703)       (609,507)      (555,618)    (1,265,724)
 Shares redeemed -- Investor Shares ..................................             --              --             --             --
                                                                         ------------     -----------    -----------   ------------
 Net increase (decrease) in shares ...................................     (2,254,057)        277,586        (78,814)       (13,482)
                                                                         ============     ===========    ===========   ============

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
  FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2004


                                                                           Short/
                                                                        Intermediate    Broad Market     Municipal      Short-Term
                                                                            Bond            Bond            Bond          Income
                                                                          Portfolio       Portfolio      Portfolio      Portfolio1
                                                                        ------------    ------------    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income ..............................................   $  6,775,440    $  4,046,260    $  1,569,113   $    749,082
 Net realized gain (loss) on investments ............................        994,480         681,145         (41,170)        35,157
 Net change in unrealized appreciation (depreciation)
   on investments....................................................     (8,383,958)     (5,967,349)     (1,902,150)      (808,271)
                                                                        ------------    ------------    ------------   ------------
 Net decrease in net assets resulting from operations ...............       (614,038)     (1,239,944)       (374,207)       (24,032)
                                                                        ------------    ------------    ------------   ------------
Distributions to shareholders:
 From net investment income -- Institutional Shares .................     (6,780,662)     (4,041,013)     (1,569,113)      (750,562)
 From net investment income -- Investor Shares ......................         (9,715)             --              --             --
 From net realized gain -- Institutional Shares .....................     (3,876,201)     (2,362,045)       (101,388)        (4,325)
 From net realized gain -- Investor Shares ..........................           (530)             --              --             --
                                                                        ------------    ------------    ------------   ------------
Total distributions .................................................    (10,667,108)     (6,403,058)     (1,670,501)      (754,887)
                                                                        ------------    ------------    ------------   ------------
Portfolio share transactions (a):
 Proceeds from shares sold -- Institutional Shares ..................     34,456,691      11,724,308      36,249,852     79,056,569
 Proceeds from shares sold -- Investor Shares .......................      3,625,514              --              --             --
 Cost of shares issued on reinvestment of
   distributions -- Institutional Shares.............................      8,475,582       5,392,064         695,443        160,204
 Cost of shares issued on reinvestment of
   distributions -- Investor Shares..................................          9,852              --              --             --
 Cost of shares redeemed -- Institutional Shares ....................    (29,108,240)    (34,053,469)    (14,394,463)   (28,843,794)
 Cost of shares redeemed -- Investor Shares .........................     (3,392,519)             --
                                                                        ------------    ------------    ------------   ------------
Net increase (decrease) in net assets from Portfolio
   share transactions................................................     14,066,880     (16,937,097)     22,550,832     50,372,979
                                                                        ------------    ------------    ------------   ------------
Total increase (decrease) in net assets .............................      2,785,734     (24,580,099)     20,506,124     49,594,060
NET ASSETS:
 Beginning of year ..................................................    185,956,389     113,514,755      42,562,953             --
                                                                        ------------    ------------    ------------   ------------
 End of year ........................................................   $188,742,123    $ 88,934,656    $ 63,069,077   $ 49,594,060
                                                                        ============    ============    ============   ============
Undistributed net investment income .................................   $     69,374    $     29,441              --             --
                                                                        ============    ============    ============   ============
                                                                           Shares          Shares          Shares         Shares
                                                                        ------------    ------------    ------------   ------------
(A) TRANSACTIONS IN CAPITAL SHARES WERE:
 Shares sold -- Institutional Shares ................................      3,286,415       1,146,547       2,774,139      7,948,396
 Shares sold -- Investor Shares .....................................        350,921              --              --             --
 Shares issued on reinvestment of distributions --
   Institutional Shares..............................................        812,121         528,199          53,256         16,170
 Shares issued on reinvestment of distributions --
   Investor Shares...................................................            960              --              --             --
 Shares redeemed -- Institutional Shares ............................     (2,794,554)     (3,333,177)     (1,106,156)    (2,907,149)
 Shares redeemed -- Investor Shares .................................       (329,733)             --              --             --
                                                                        ------------    ------------    ------------   ------------
 Net increase (decrease) in shares ..................................      1,326,130      (1,658,431)      1,721,239      5,057,417
                                                                        ============    ============    ============   ============

---------------
(1) For the period July 1, 2003 (commencement of operations) through June 30, 2004.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). They should be read in conjunction with the financial statements and notes thereto.


                                                                For the
                                                               Six-Month
                                                             Period Ended
                                                             December 31,
SHORT/INTERMEDIATE BOND PORTFOLIO --                             2004                  For the Fiscal Years Ended June 30,
                                                                             ------------------------------------------------------
 INSTITUTIONAL SHARES                                         (Unaudited)      2004       2003        2002(2)     2001       2000(+)
                                                             ------------    --------   --------    --------    --------   --------
Net Asset Value -- Beginning of Period ...................     $  10.18      $  10.80   $  10.23    $  10.05    $   9.67   $   9.86
                                                               --------      --------   --------    --------    --------   --------
INVESTMENT OPERATIONS:
 Net investment income ...................................         0.18          0.38       0.43        0.50        0.58       0.52
 Net realized and unrealized gain (loss)
   on investments.........................................         0.12         (0.40)      0.64        0.20        0.38      (0.16)
                                                               --------      --------   --------    --------    --------   --------
    Total from investment operations .....................         0.30         (0.02)      1.07        0.70        0.96       0.36
                                                               --------      --------   --------    --------    --------   --------
DISTRIBUTIONS:
 From net investment income ..............................        (0.18)        (0.38)     (0.43)      (0.50)      (0.58)     (0.52)
 From net realized gain ..................................        (0.03)        (0.22)     (0.07)      (0.02)         --      (0.03)
                                                               --------      --------   --------    --------    --------   --------
    Total distributions ..................................        (0.21)        (0.60)     (0.50)      (0.52)      (0.58)     (0.55)
                                                               --------      --------   --------    --------    --------   --------
Net Asset Value -- End of Period .........................     $  10.27      $  10.18   $  10.80    $  10.23    $  10.05   $   9.67
                                                               ========      ========   ========    ========    ========   ========
TOTAL RETURN .............................................        2.98%**     (0.22)%     10.70%       7.08%      10.21%      4.28%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
 Expenses:
   Including expense limitations..........................        0.62%*        0.62%      0.62%       0.62%       0.55%      0.55%
   Excluding expense limitations..........................        0.62%*        0.62%      0.62%       0.62%       0.61%      0.72%
 Net investment income ...................................        3.51%*        3.60%      4.13%       4.89%       5.89%      6.35%
Portfolio turnover .......................................          18%**         27%        82%        136%         88%        47%
Net assets at end of period (000 omitted) ................     $166,963      $188,519   $185,956    $167,077    $140,030   $140,015

---------------
(+) Effective November 1, 1999, the Rodney Square Short/Intermediate Bond
    Porfolio ("Rodney Square Portfolio") was merged into the Wilmington Short/ Intermediate Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio which have been restated to reflect the share conversion ratio applied in the merger.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Short/ Intermediate Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(2) As required, effective July 1, 2001, the Portfolio adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgaged-backed and asset-backed securities as an adjustment to interest income. The effect of this change, for the year ended June 30, 2002, was to decrease net investment income and increase net realized and unrealized gain (loss) by less than $0.01 per share, respectively, and decrease the ratio of net investment income to average net assets by less than .01%. Per share data for periods prior to July 1, 2001 have not been restated to reflect this change in accounting.
 *  Annualized
**  Not Annualized


    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- continued



                                                                 For the
                                                                Six-Month
                                                              Period Ended
                                                              December 31,
BROAD MARKET BOND PORTFOLIO --                                    2004                 For the Fiscal Years Ended June 30,
                                                                              -----------------------------------------------------
 INSTITUTIONAL SHARES                                          (Unaudited)      2004       2003        2002(3)     2001      2000(+)
                                                              ------------    --------   --------    --------    --------   -------
Net Asset Value -- Beginning of Period ....................      $  9.90      $  10.67   $   9.93    $   9.81    $   9.46   $  9.63
                                                                 -------      --------   --------    --------    --------   -------
INVESTMENT OPERATIONS:
 Net investment income ....................................         0.20          0.41       0.46        0.52        0.58      0.58
 Net realized and unrealized gain (loss)
   on investments..........................................         0.21         (0.53)      0.79        0.16        0.35     (0.15)
                                                                 -------      --------   --------    --------    --------   -------
    Total from investment operations ......................         0.41         (0.12)      1.25        0.68        0.93      0.43
                                                                 -------      --------   --------    --------    --------   -------
DISTRIBUTIONS:
 From net investment income ...............................        (0.20)        (0.41)     (0.46)      (0.52)      (0.58)    (0.58)
 From net realized gain ...................................        (0.10)        (0.24)     (0.05)      (0.04)         --(2)  (0.02)
                                                                 -------      --------   --------    --------    --------   -------
    Total distributions ...................................        (0.30)        (0.65)     (0.51)      (0.56)      (0.58)    (0.60)
                                                                 -------      --------   --------    --------    --------   -------
Net Asset Value -- End of Period ..........................      $ 10.01      $   9.90   $  10.67    $   9.93    $   9.81   $  9.46
                                                                 =======      ========   ========    ========    ========   =======
TOTAL RETURN ..............................................        4.13%**     (1.13)%     12.77%       7.04%      10.11%     4.72%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
 Expenses
   Including expense limitations...........................        0.67%*        0.68%      0.66%       0.68%       0.59%     0.55%
   Excluding expense limitations...........................        0.67%*        0.68%      0.66%       0.68%       0.70%     0.71%
 Net investment income ....................................        3.86%*        4.05%      4.38%       5.16%       5.96%     6.15%
Portfolio turnover ........................................          18%**         26%        77%        180%         73%       53%
Net assets at end of period (000 omitted) .................      $92,647      $ 88,935   $113,515    $116,427    $108,331   $79,310

---------------
(+) Effective November 1, 1999, the Rodney Square Intermediate Bond Portfolio
    ("Rodney Square Portfolio") was merged into the Wilmington Intermediate Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Intermediate Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(2) Distributions were less than .01 per share.
(3) Effective July 1, 2001, the Portfolio adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgaged-backed and asset-backed securities as an adjustment to interest income. The effect of this change, for the year ended June 30, 2002, was to decrease net investment income and increase net realized and unrealized gain (loss) by less than $0.01 per share, respectively, and decrease the ratio of net investment income to average net assets by less than .01%. Per share data for periods prior to July 1, 2001 have not been restated to reflect this change in accounting.
 *  Annualized
**  Not Annualized



    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- continued



                                                                    For the
                                                                   Six-Month
                                                                 Period Ended
                                                                 December 31,
MUNICIPAL BOND PORTFOLIO --                                          2004                For the Fiscal Years Ended June 30,
                                                                                 --------------------------------------------------
 INSTITUTIONAL SHARES                                             (Unaudited)      2004       2003       2002      2001      2000(+)
                                                                 ------------    --------   -------    -------    -------   -------
Net Asset Value -- Beginning of Period .......................      $ 12.80      $  13.27   $ 12.87    $ 12.65    $ 12.25   $ 12.48
                                                                    -------      --------   -------    -------    -------   -------
INVESTMENT OPERATIONS:
 Net investment income .......................................         0.18          0.36      0.43       0.47       0.56      0.56
 Net realized and unrealized gain (loss)
   on investments.............................................         0.24         (0.45)     0.42       0.27       0.40     (0.15)
                                                                    -------      --------   -------    -------    -------   -------
    Total from investment operations .........................         0.42         (0.09)     0.85       0.74       0.96      0.41
                                                                    -------      --------   -------    -------    -------   -------
DISTRIBUTIONS:
 From net investment income ..................................        (0.18)        (0.36)    (0.43)     (0.47)     (0.56)    (0.56)
 From net realized gain ......................................           --         (0.02)    (0.02)     (0.05)        --     (0.08)
                                                                    -------      --------   -------    -------    -------   -------
    Total distributions ......................................        (0.18)        (0.38)    (0.45)     (0.52)     (0.56)    (0.64)
                                                                    -------      --------   -------    -------    -------   -------
Net Asset Value -- End of Period                                    $ 13.04      $  12.80   $ 13.27    $ 12.87    $ 12.65   $ 12.25
                                                                    =======      ========   =======    =======    =======   =======
TOTAL RETURN .................................................        3.35%**     (0.64)%     6.75%      5.93%      7.94%     3.40%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
 Expenses
   Including expense limitations..............................        0.74%*        0.75%     0.75%      0.75%      0.75%     0.75%
   Excluding expense limitations..............................        0.75%*        0.82%     0.95%      1.08%      1.39%     1.03%
 Net investment income .......................................        2.81%*        2.78%     3.30%      3.63%      4.43%     4.59%
Portfolio turnover ...........................................          10%**         20%       21%        28%        36%       50%
Net assets at end of period (000 omitted) ....................      $63,221      $ 63,069   $42,563    $32,592    $22,759   $16,009

---------------
(+) Effective November 1, 1999, the Rodney Square Municipal Bond Portfolio
    ("Rodney Square Portfolio") was merged into the Wilmington Municipal Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Municipal Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
 *  Annualized
**  Not Annualized



    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- continued



                                              For the Six-Month  For the Period
                                                Period Ended     July 1, 2003(1)
                                              December 31, 2004       through
SHORT-TERM INCOME PORTFOLIO --
  INSTITUTIONAL SHARES                           (Unaudited)       June 30, 2004
                                              -----------------   --------------
Net Asset Value -- Beginning of Period ...         $  9.81           $  10.00
                                                   -------           --------
INVESTMENT OPERATIONS:
 Net investment income ...................            0.11               0.18
 Net realized and unrealized gain (loss)
  on investments..........................            0.07              (0.19)
                                                   -------           --------
   Total from investment operations.......            0.18              (0.01)
                                                   -------           --------
DISTRIBUTIONS:
 From net investment income ..............           (0.11)             (0.18)
 From net realized gain ..................           (0.01)                --(2)
                                                   -------           --------
   Total distributions....................           (0.12)             (0.18)
                                                   -------           --------
                                                   $  9.87           $   9.81
                                                   =======           ========
NET ASSET VALUE -- END OF PERIOD
TOTAL RETURN .............................           1.85%**          (0.06)%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(3)
 Expenses
   Including expense limitations..........           0.65%*             0.65%
   Excluding expense limitations..........           0.80%*             0.94%
 Net investment income ...................           2.30%*             1.91%
Portfolio turnover .......................             16%**              32%
Net assets at end of period (000 omitted)          $49,773           $ 49,594

---------------
(1) The Porfolio commenced operations on July 1, 2003.
(2) Less than $0.01 per share.
(3) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Short-Term Income Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
 *  Annualized
**  Not Annualized



    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================

1. DESCRIPTION OF THE FUND. Wilmington Short/Intermediate Bond Portfolio, Wilmington Broad Market Bond Portfolio, Wilmington Municipal Bond Portfolio, and Wilmington Short-Term Income Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a portfolio that is separate and distinct from the shares in any other portfolio and to further divide shares of any portfolio into one or more separate and distinct classes of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolios offer two classes of shares: Investor Shares and Institutional Shares. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. As of December 31, 2004, only the Investor Shares of the Short/Intermediate Bond Portfolio had commenced operations. Information regarding the Investor Shares is included in a separate shareholder report.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I ("Series") which has the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. As of December 31, 2004, each Portfolio owned approximately 100% of its respective Series. The financial statements of each Series, including its schedule of investments, are included elsewhere in this report and should be read in conjunction with the Portfolios' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

   Valuation of Investment in Series. Valuation of each Portfolio's investment in its Series is based on the underlying securities held by that Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable and tax-exempt income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Portfolio records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Fund's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared daily from net investment income and paid to shareholders monthly. For the Municipal Bond Portfolio only, the tax-exempt portion of each dividend is determined uniformly, based on the ratio of the Portfolio's tax-exempt and taxable income, if any, for the entire fiscal year. Distributions from net realized gains, if any, will be declared and paid annually.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to the Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. RSMC also receives a service fee of 0.006% of each Portfolios' average daily net assets under a Compliance, Support and Recordkeeping Services Agreement. From July 1, 2004 to September 30, 2004, RSMC also served as administrator and accounting agent to each Portfolio. From July 1, 2004 to September 2004, RSMC was paid $4,500, $9,000, $8,250 and $8,250 by the Short/ Intermediate Bond Portfolio, the Broad Market Bond Portfolio, the Municipal Bond Portfolio, and the Short Income Portfolio, respectively, for its administrative and accounting services. The fees charged to the Series are discussed in the notes to the Series' financial statements.

   RSMC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.75% and 0.65% of average daily net assets of the Municipal Bond Portfolio and Short-Term Income Portfolio, respectively. These undertakings will remain in place until November 2005 unless the Board of Trustees approves their earlier termination.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes.

   The tax character of distributions paid was as follows:

                                                          Short/Intermediate     Broad Market       Municipal         Short-Term
                                                            Bond Portfolio      Bond Portfolio    Bond Portfolio   Income Portfolio
                                                          ------------------    --------------    --------------   ----------------
  Year Ended June 30, 2004
  Ordinary income......................................       $ 9,048,359         $5,101,830        $   69,070         $754,887
  Tax-Exempt income....................................                --                 --         1,566,387               --
  Long-term capital gains..............................         1,618,749          1,301,228            35,044               --
                                                              -----------         ----------        ----------         --------
   Total distributions ................................       $10,667,108         $6,403,058        $1,670,501         $754,887
                                                              ===========         ==========        ==========         ========
  Six-Month Period Ended December 31, 2004
  Ordinary income......................................       $ 3,545,272         $1,862,232        $   44,554         $616,614
  Tax-Exempt income....................................                --                 --           846,533               --
  Long-term capital gains..............................           162,646            843,298            13,470            7,236
                                                              -----------         ----------        ----------         --------
   Total distributions ................................       $ 3,707,918         $2,705,530        $  904,557         $623,850
                                                              ===========         ==========        ==========         ========

   The components of accumulated earnings (deficit) on a tax basis are determined at fiscal year-end. Accordingly, tax-basis balances have not been determined as of December 31, 2004. For Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. The Portfolios measure their capital loss carryforwards at their fiscal year-end. As of June 30, 2004, the Municipal Bond Portfolio had capital loss carryforwards which will expire as follows:

                                              Municipal Bond
                                                Portfolio
                                              --------------
                 06/30/2012                      $41,170


5. CONTRACTUAL OBLIGATIONS. The Portfolios enter into contracts in the normal course of business that contain a variety of indemnifications. The Portfolios' maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these contracts. Management has reviewed the Portfolios' existing contracts and expects the risk of loss to be remote.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
--------------------------------------------
  SEMI ANNUAL REPORT / DECEMBER 31, 2004 (UNAUDITED)
================================================================================

          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT / INTERMEDIATE BOND SERIES
-------------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)

 (Showing Percentage of Total Investments)
================================================================================


                                                                                            Moody's/S&P    Principal       Value
                                                                                            Ratings(1)       Amount       (Note 2)
                                                                                            -----------    ----------   -----------
CORPORATE BONDS -- 48.8%
 FINANCIAL -- 16.9%
   Abbey National PLC, 6.69%, 10/17/05..................................................       A1, A       $  675,000   $   691,828
   AIG Sunamerica Global Finance 144A, 5.85%, 08/01/08..................................      Aaa, AAA      1,600,000     1,704,448
   Bank of America Corp., 7.80%, 02/15/10...............................................       Aa3, A         600,000       697,740
   Citigroup, Inc., 5.63%, 08/27/12.....................................................      Aa2, A+       1,100,000     1,171,434
   Credit Suisse First Boston, 5.75%, 04/15/07(a).......................................      Aa3, A+       1,300,000     1,362,600
   Equifax, Inc., 6.30%, 07/01/05.......................................................      Baa1, A-        300,000       304,699
   First Union Corp., 6.82%, 08/01/06...................................................       A1, A-         200,000       247,565
   General Electric Capital Corp., 6.50%, 12/10/07......................................      Aaa, AAA      1,625,000     1,751,048
   General Electric Global Insurance, 7.75%, 06/15/30...................................       A1, A-         300,000       355,210
   General Motors Acceptance Corp., 3.19%, 02/18/05*....................................      A3, BBB         800,000       796,299
   General Motors Acceptance Corp., 7.75%, 01/19/10.....................................      A3, BBB       1,010,000     1,084,049
   Goldman Sachs Group, 6.65%, 05/15/09.................................................      Aa3, A+       2,100,000     2,317,293
   Household Finance Corp., 6.38%, 11/27/12.............................................       A1, A        3,000,000     3,314,649
   International Lease Finance Corp., 5.63%, 06/01/07...................................      A1, AA-       2,000,000     2,089,748
   JP Morgan Chase & Co., 6.50%, 08/01/05...............................................       A1, A        1,750,000     1,784,979
   MBNA America, 6.50%, 06/20/06........................................................     Baa1, BBB+     1,000,000     1,043,585
   Morgan Stanley, 4.75%, 04/01/14......................................................       A1, A        1,500,000     1,461,612
   National City Bank, 2.70%, 08/24/09..................................................      Aa3, A+         704,545       685,776
   Prudential Insurance Co., 6.38%, 07/23/06............................................       A2, A+       1,090,000     1,146,349
   Salomon Smith Barney Holdings, 6.50%, 02/15/08.......................................      Aa1, AA-      2,100,000     2,273,834
   Wells Fargo Financial, 5.50%, 08/01/12...............................................      Aa1, AA-      1,700,000     1,793,468
                                                                                                                        -----------
                                                                                                                         28,078,213
                                                                                                                        -----------
 INDUSTRIAL -- 23.3%
   Conagra Foods, Inc., 6.00%, 09/15/06.................................................     Baa1, BBB+     2,000,000     2,082,400
   CSX Corp., 7.90%, 05/01/17...........................................................     Baa2, BBB        850,000     1,044,496
   Dow Chemical, 5.75%, 11/15/09........................................................       A3, A-       2,000,000     2,139,374
   General Electric Co., 5.00%, 02/01/13................................................      Aaa, AAA      1,400,000     1,436,351
   General Mills, Inc., 5.13%, 02/15/07.................................................     Baa2, BBB+     1,500,000     1,540,076
   General Motors Corp., 7.13%, 07/15/13(a).............................................     Baa1, BBB      1,500,000     1,534,998
   Hershey Foods Corp., 6.70%, 10/01/05.................................................       A1, A+       1,500,000     1,537,907
   Hertz Corp., 4.70%, 10/02/06.........................................................     Baa2, BBB-     1,500,000     1,516,361
   Ingersoll-Rand, 6.02%, 02/15/05......................................................      A3, BBB+      2,300,000     2,541,184
   International Business Machines Corp., 4.75%, 11/29/12...............................       A1, A+       1,500,000     1,531,610
   Johnson & Johnson, 3.80%, 05/15/13...................................................      Aaa, AAA      1,000,000       952,981
   Liberty Media Corp., 3.99%, 03/15/05*................................................     Baa3, BBB-     1,250,000     1,265,325
   Liberty Media Corp., 3.50%, 09/25/06.................................................     Baa3, BBB-     1,520,000     1,511,555
   McDonald's Corp., 3.88%, 08/15/07....................................................       A2, A        1,300,000     1,304,706
   Merck & Co., Inc., 5.25%, 07/01/06...................................................      Aaa, AAA      3,000,000     3,074,891
   Raytheon Co., 6.75%, 08/15/07........................................................     Baa3, BBB-       584,000       629,147
   Safeway, Inc., 6.15%, 03/01/06.......................................................     Baa2, BBB      2,000,000     2,062,924
   Schering-Plough Corp., 5.55%, 12/01/13...............................................       A3, A-       1,500,000     1,567,737
   Schering-Plough Corp., 6.75%, 12/01/33...............................................       A3, A-         250,000       281,407
   Time Warner Entertainment, 8.88%, 10/01/12...........................................     Baa1, BBB+     1,350,000     1,691,316
   Tyson Foods, Inc., 7.25%, 10/01/06...................................................     Baa3, BBB      2,350,000     2,491,503
   Walt Disney Co., 7.30%, 02/08/05.....................................................     Baa1, BBB+     2,000,000     2,008,540
   Waste Management, Inc., 6.50%, 11/15/08..............................................     Baa3, BBB      1,256,000     1,367,534
   Weyerhaeuser Co., 6.00%, 08/01/06....................................................     Baa2, BBB      1,500,000     1,558,766
                                                                                                                        -----------
                                                                                                                         38,673,089
                                                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT / INTERMEDIATE BOND SERIES
-------------------------------------------------------------------------------
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                                            Moody's/S&P    Principal       Value
                                                                                            Ratings(1)       Amount       (Note 2)
                                                                                            -----------    ----------   -----------
 TELECOMMUNICATIONS -- 3.7%
   AT&T Broadband Corp., 8.38%, 03/15/13................................................     Baa3, BBB     $2,015,000   $ 2,484,688
   GTE Southwest, Inc., Ser. 1993B, 6.54%, 12/01/05.....................................       A1, A+       1,000,000     1,030,156
   Verizon Global Funding Corp., 7.25%, 12/01/10........................................       A2, A+         970,000     1,111,316
   Wisconsin Bell, 6.35%, 12/01/06......................................................      Aa3, A+       1,400,000     1,474,360
                                                                                                                        -----------
                                                                                                                          6,100,520
                                                                                                                        -----------
 UTILITIES -- 4.9%
   Columbia Energy Group, 6.80%, 11/28/05...............................................     Baa2, BBB      1,373,000     1,415,210
   Duke Energy Corp., 3.75%, 03/05/08...................................................      A3, BBB+      2,000,000     1,997,732
   Oklahoma Gas & Electric, 6.65%, 07/15/07.............................................      A2, BBB+        500,000       565,816
   Pacific Gas & Electric, 4.20%, 03/01/11..............................................     Baa2, BBB      1,500,000     1,483,106
   Valero Energy, 6.13%, 04/15/07.......................................................     Baa3, BBB      2,500,000     2,634,692
                                                                                                                        -----------
                                                                                                                          8,096,556
                                                                                                                        -----------
  TOTAL CORPORATE BONDS (Cost $79,082,298) ..........................................................................    80,948,378
                                                                                                                        -----------
ASSET-BACKED SECURITIES -- 2.5%
   GMAC Mortgage Corporation Loan, 2003-GH2 A2, 3.69%, 07/25/20.........................      Aaa, AAA      1,750,000     1,749,087
   Green Tree Financial Corp., Ser. 1995-2, Cl. A6, 8.30%, 09/24/04.....................      Aaa, AAA         75,687        76,356
   Greenpoint Manufactured Housing, Ser. 1999-3, Cl. 1A4, 6.53%, 12/23/04...............      Aaa, AAA        784,901       802,452
   Vanderbilt Mortgage Finance, Ser. 2001-C, 4.24%, 12/23/04............................      Aaa, AAA        509,411       510,211
   Vanderbilt Mortgage Finance, Ser. 2002-B, 4.70%, 02/06/08............................      Aaa, AAA      1,000,000     1,003,639
                                                                                                                        -----------
  TOTAL ASSET-BACKED SECURITIES (Cost $4,125,032) ...................................................................     4,141,745
                                                                                                                        -----------
MORTGAGE-BACKED SECURITIES -- 2.2%
   Federal Home Loan Mortgage Corporation Notes, 1589 N, 6.25%, 03/23/05................                      506,059       511,131
   Federal Home Loan Mortgage Corporation Notes, 2751 VT, 6.00%, 03/13/07...............                      624,922       639,167
   Federal Home Loan Mortgage Corporation Notes, Gold 15 Yr., 6.00%, 12/18/05...........                      129,940       136,356
   Federal National Mortgage Association Notes, 15 Yr Pool 254833, 4.50%, 04/06/08......                      331,832       331,521
   Federal National Mortgage Association Notes, 15 Yr Pool 629603, 5.50%, 11/13/06......                      442,907       458,409
   Federal National Mortgage Association Notes, 7 Yr Balloon, 6.00%, 10/24/04...........                       20,778        21,057
   Federal National Mortgage Association Notes, Pool 688996, 8.00%, 05/22/05............                      182,694       198,851
   Government National Mortgage Association, 30 Yr. Pool 529670, 7.50%, 02/16/06........                       12,210        13,202
   Government National Mortgage Association, Ser. 2001-53, PT, 5.50%, 04/17/06..........                    1,400,000     1,421,220
                                                                                                                        -----------
  TOTAL MORTGAGE-BACKED SECURITIES (Cost $3,663,941) ................................................................     3,730,914
                                                                                                                        -----------
U.S. AGENCY OBLIGATIONS -- 26.1%
 FEDERAL HOME LOAN BANKS NOTES -- 3.4%
   Federal Home Loan Banks Notes, 3.25%, 08/15/05.......................................                    2,250,000     2,256,446
   Federal Home Loan Banks Notes, 2.44%, 03/09/09.......................................                    1,275,000     1,241,251
   Federal Home Loan Banks Notes, 5.75%, 05/15/12.......................................                    2,000,000     2,189,100
                                                                                                                        -----------
                                                                                                                          5,686,797
                                                                                                                        -----------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 5.2%
   Federal Home Loan Mortgage Corporation Notes, 5.13%, 10/15/08........................                    3,000,000     3,156,378
   Federal Home Loan Mortgage Corporation Notes, 6.63%, 09/15/09........................                    2,800,000     3,131,355
   Federal Home Loan Mortgage Corporation Notes, 6.88%, 09/15/10........................                    2,000,000     2,283,198
                                                                                                                        -----------
                                                                                                                          8,570,931
                                                                                                                        -----------


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT / INTERMEDIATE BOND SERIES
-------------------------------------------------------------------------------
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                                           Moody's/S&P    Principal        Value
                                                                                           Ratings(1)       Amount       (Note 2)
                                                                                           -----------    ----------   ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 17.5%
   Federal National Mortgage Association Notes, 5.75%, 06/15/05........................                   $1,100,000   $  1,115,379
   Federal National Mortgage Association Notes, 5.25%, 06/15/06........................                      825,000        849,332
   Federal National Mortgage Association Notes, 3.25%, 11/15/07........................                      500,000        497,157
   Federal National Mortgage Association Notes, 5.75%, 02/15/08........................                    3,350,000      3,568,393
   Federal National Mortgage Association Notes, 6.00%, 05/15/08(a).....................                    5,000,000      5,380,205
   Federal National Mortgage Association Notes, 5.25%, 01/15/09........................                    4,750,000      5,014,575
   Federal National Mortgage Association Notes, 6.63%, 09/15/09(a).....................                    5,500,000      6,141,156
   Federal National Mortgage Association Notes, 6.63%, 11/15/10(a).....................                    1,750,000      1,977,696
   Federal National Mortgage Association Notes, 5.50%, 03/15/11........................                      750,000        804,263
   Federal National Mortgage Association Notes, 5.38%, 11/15/11........................                    3,500,000      3,727,917
                                                                                                                       ------------
                                                                                                                         29,076,073
                                                                                                                       ------------
  TOTAL U.S. AGENCY OBLIGATIONS (Cost $42,492,040) .................................................................     43,333,801
                                                                                                                       ------------
U.S. TREASURY OBLIGATIONS -- 15.1%
 U.S. TREASURY BONDS -- 0.6%
   U.S. Treasury Bonds, 10.38%, 11/15/12...............................................                      650,000        774,972
   U.S. Treasury Bonds, 6.25%, 05/15/30(a).............................................                      250,000        298,897
                                                                                                                       ------------
                                                                                                                          1,073,869
                                                                                                                       ------------
 U.S. TREASURY NOTES -- 14.5%
   U.S. Treasury Notes, 7.00%, 07/15/06(a).............................................                    1,800,000      1,908,421
   U.S. Treasury Notes, 2.38%, 08/15/06(a).............................................                    1,600,000      1,584,813
   U.S. Treasury Notes, 6.50%, 10/15/06................................................                    5,000,000      5,299,609
   U.S. Treasury Notes, 3.50%, 11/15/06(a).............................................                      780,000        786,582
   U.S. Treasury Notes, 6.13%, 08/15/07(a).............................................                      250,000        268,301
   U.S. Treasury Notes, 4.75%, 11/15/08................................................                    1,500,000      1,571,075
   U.S. Treasury Notes, 4.00%, 06/15/09(a).............................................                    2,500,000      2,547,557
   U.S. Treasury Notes, 3.50%, 11/15/09(a).............................................                    2,000,000      1,990,624
   U.S. Treasury Notes, 5.00%, 08/15/11(a).............................................                    1,750,000      1,862,998
   U.S. Treasury Notes, 4.88%, 02/15/12................................................                      300,000        317,086
   U.S. Treasury Notes, 4.00%, 11/15/12(a).............................................                    2,250,000      2,246,220
   U.S. Treasury Notes, 4.25%, 08/15/13................................................                    1,000,000      1,007,891
   U.S. Treasury Notes, 4.25%, 11/15/13(a).............................................                    1,500,000      1,509,434
   U.S. Treasury Notes, 4.25%, 11/15/14(a).............................................                    1,000,000      1,002,617
                                                                                                                       ------------
                                                                                                                         23,903,228
                                                                                                                       ------------
  TOTAL U.S. TREASURY OBLIGATIONS (Cost $24,587,302) ...............................................................     24,977,097
                                                                                                                       ------------
COMMERCIAL PAPER -- 5.3%
   American Express, 1.50%, 01/03/05...................................................      P-1, A-1      3,826,886      3,826,886
   Prudential Insurance Note, 1.50%, 01/03/05..........................................      P-1, A-1      5,000,000      5,000,000
                                                                                                                       ------------
  TOTAL COMMERCIAL PAPER (Cost $8,826,886) .........................................................................      8,826,886
                                                                                                                       ------------
TOTAL INVESTMENTS (Cost $162,777,499)+(2) -- 100.0% ................................................................   $165,958,821
                                                                                                                       ------------


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT / INTERMEDIATE BOND SERIES
-------------------------------------------------------------------------------
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                  Principal Amount      Value
                                                       Shares          (Note 2)
                                                  ----------------   -----------
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR
  LOANED
  SECURITIES
 FLOATING RATE NOTES
   Natexis Banques, 2.30%, 01/03/05...........        1,320,554      $ 1,320,554
                                                                     -----------
  TOTAL ASSET BACKED COMMERCIAL PAPER ........                         1,320,554
                                                                     -----------
 INSTITUTIONAL MONEY MARKET TRUST
   BlackRock Institutional Money Market Trust,
   2.22%, 01/03/05............................       14,450,281       14,450,281
                                                                     -----------
  TOTAL INSTITUTIONAL MONEY MARKET TRUST .....                        14,450,281
                                                                     -----------
 TIME DEPOSIT
   Bank of America USA, 1.50%, 01/03/05.......       12,872,535       12,872,535
   Chase Manhattan Bank USA, 2.25%, 01/03/05..        1,533,193        1,533,193
                                                                     -----------
  TOTAL TIME DEPOSIT .........................                        14,405,728
                                                                     -----------
 TOTAL SHORT-TERM INVESTMENTS HELD AS
   COLLATERAL FOR LOANED SECURITIES
    (Cost $30,176,563)(3).....................                       $30,176,563
                                                                     ===========

---------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2004. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+ The cost for federal income tax purposes is $162,777,499. At December 31, 2004, net unrealized appreciation was $3,181,322. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $4,013,718 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $832,396.
(1) Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser at the time of purchase. The ratings shown are not audited.
(2) At December 31, 2004, the market value of the securities on loan for the Short/Intermediate Bond Series was $31,467,428.
(3) The investments held as collateral on loaned securities represented 18.0% of the net assets of the Short/Intermediate Bond Series.
(a) Security partially or fully on loan (see Note 4).



    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / Broad Market Bond Series
-----------------------------------------------------------------------
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)

 (Showing Percentage of Total Investments)
================================================================================

                                                                                             Moody's/S&P    Principal       Value
                                                                                             Ratings(1)       Amount      (Note 2)
                                                                                             -----------    ----------   ----------
CORPORATE BONDS -- 50.7%
 FINANCIAL -- 21.5%
   Abbey National PLC, 6.69%, 10/17/05...................................................       A1, A       $1,000,000   $1,024,930
   AIG Sunamerica Global Finance144A, 5.85%, 08/01/08....................................      Aaa, AAA        900,000      958,752
   Bank of America Corp., 7.80%, 02/15/10................................................       Aa3, A         350,000      407,015
   Citigroup, Inc., 5.63%, 08/27/12......................................................      Aa2, A+       1,000,000    1,064,940
   Credit Suisse First Boston, 5.75%, 04/15/07(a)........................................      Aa3, A+         815,000      854,246
   First Union Corp., 6.82%, 08/01/06....................................................       A1, A-         591,000      731,553
   General Electric Capital Corp., 6.50%, 12/10/07.......................................      Aaa, AAA      1,350,000    1,454,717
   General Electric Global Insurance, 7.75%, 06/15/30....................................       A1, A-         960,000    1,136,673
   General Motors Acceptance Corp., 3.19%, 05/18/06*.....................................     Baa1, BBB-     1,500,000    1,493,061
   General Motors Acceptance Corp., 7.75%, 01/19/10......................................     Baa1, BBB-       730,000      783,521
   Goldman Sachs Group, 6.65%, 05/15/09..................................................      Aa3, A+       2,625,000    2,896,616
   International Lease Finance Corp., 5.63%, 06/01/07....................................      A1, AA-       1,100,000    1,149,361
   JP Morgan Chase & Co., 6.50%, 08/01/05................................................       A1, A          850,000      866,990
   Morgan Stanley, 4.75%, 04/01/14.......................................................       A1, A          300,000      292,322
   Prudential Insurance Co., 6.38%, 07/23/06.............................................      A1, AA-         900,000      946,526
   Salomon Smith Barney Holdings, 6.50%, 02/15/08........................................      Aa1, AA-        900,000      974,500
   Swiss Bank Corp., 7.38%, 06/15/17.....................................................      Aa3, AA       1,400,000    1,684,017
   Wells Fargo Financial, 5.50%, 08/01/12................................................      Aa1, AA-        900,000      949,483
                                                                                                                         ----------
                                                                                                                         19,669,223
                                                                                                                         ----------
 INDUSTRIAL -- 16.4%
   Conagra Foods, Inc., 6.00%, 09/15/06..................................................     Baa1, BBB+       200,000      208,240
   CSX Corp., 7.90%, 05/01/17............................................................     Baa2, BBB      1,540,000    1,892,381
   Dow Chemical, 5.75%, 11/15/09.........................................................       A3, A-       1,000,000    1,069,687
   Ford Motor Co., 7.45%, 07/16/31.......................................................     Baa1, BBB-       750,000      754,304
   General Electric Co., 5.00%, 02/01/13.................................................      Aaa, AAA        800,000      820,772
   General Motors Corp., 7.13%, 07/15/13(a)..............................................     Baa2, BBB-       500,000      511,666
   Hertz Corp., 4.70%, 10/02/06..........................................................     Baa2, BBB-       600,000      606,544
   Ingersoll-Rand, 6.02%, 12/15/05.......................................................      A3, BBB+        900,000      994,377
   Liberty Media Corp., 3.99%, 09/17/06*.................................................     Baa3, BBB-       580,000      587,111
   Liberty Media Corp., 3.50%, 09/25/06..................................................     Baa3, BBB-       860,000      855,222
   Merck & Co., Inc., 5.25%, 07/01/06....................................................      Aa2, AA-      1,600,000    1,639,942
   Raytheon Co., 6.75%, 08/15/07.........................................................     Baa3, BBB-       526,000      566,663
   Safeway, Inc., 6.15%, 03/01/06........................................................     Baa2, BBB      1,125,000    1,160,395
   Schering-Plough Corp., 6.75%, 12/01/33................................................      Baa1, A-      1,100,000    1,238,190
   Time Warner Entertainment, 8.38%, 03/15/23............................................     Baa1, BBB+       900,000    1,128,337
   Tyson Foods, Inc., 7.25%, 10/01/06....................................................     Baa3, BBB      1,000,000    1,060,214
                                                                                                                         ----------
                                                                                                                         15,094,045
                                                                                                                         ----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / BROAD MARKET BOND SERIES
-----------------------------------------------------------------------
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================

                                                                                            Moody's/S&P    Principal       Value
                                                                                            Ratings(1)       Amount       (Note 2)
                                                                                            -----------    ----------   -----------
 TELECOMMUNICATIONS -- 5.4%
   AT&T Broadband Corp., 8.38%, 03/15/13................................................     Baa3, BBB     $  896,000   $ 1,104,854
   GTE North, Inc., 6.73%, 02/15/28.....................................................       A1, A+         300,000       309,846
   GTE Southwest, Inc., Ser. 1993B, 6.54%, 12/01/05.....................................       A2, NR         450,000       463,570
   Verizon Global Funding Corp., 7.25%, 12/01/10........................................       A2, A+       1,310,000     1,500,850
   Wisconsin Bell, 6.35%, 12/01/06......................................................       A2, A        1,500,000     1,579,671
                                                                                                                        -----------
                                                                                                                          4,958,791
                                                                                                                        -----------
 UTILITIES -- 7.4%
   Columbia Energy Group, 6.80%, 11/28/05...............................................     Baa2, BBB        820,000       845,209
   Duke Energy Corp., 3.75%, 03/05/08...................................................      A3, BBB+      1,000,000       998,866
   Marathon Oil Corp., 6.80%, 03/15/32..................................................     Baa1, BBB+     2,300,000     2,578,390
   Oklahoma Gas & Electric, 6.65%, 07/15/07.............................................      A2, BBB+        565,000       639,372
   Pacific Gas & Electric, 4.20%, 03/01/11..............................................     Baa2, BBB        750,000       741,553
   Valero Energy, 6.13%, 04/15/07.......................................................     Baa3, BBB        950,000     1,001,183
                                                                                                                        -----------
                                                                                                                          6,804,573
                                                                                                                        -----------
  TOTAL CORPORATE BONDS (Cost $44,252,195)..............................................                                 46,526,632
                                                                                                                        -----------
ASSET-BACKED SECURITIES -- 1.9%
   GMAC Mortgage Corporation Loan, 2003-GH2 A2, 3.69%, 07/25/20.........................      Aaa, AAA        500,000       499,739
   Green Tree Financial Corp., Ser. 1995-2, Cl. A6, 8.30%, 09/24/04.....................      Aaa, AAA         32,730        33,019
   Greenpoint Manufactured Housing, Ser. 1999-3, Cl. 1A4, 6.53%, 12/23/04...............      Aaa, AAA        353,206       361,103
   Vanderbilt Mortgage Finance, Ser. 2001-C, 4.24%, 12/23/04............................      Aaa, AAA        369,493       370,073
   Vanderbilt Mortgage Finance, Ser. 2002-B, 4.70%, 02/06/08............................      Aaa, AAA        500,000       501,820
                                                                                                                        -----------
  TOTAL ASSET-BACKED  SECURITIES (Cost $1,756,569)......................................                                  1,765,754
                                                                                                                        -----------
MORTGAGE-BACKED SECURITIES -- 3.8%
   Federal Home Loan Mortgage Corporation Notes, 1589 N, 6.25%, 03/23/05................                      182,181       184,007
   Federal Home Loan Mortgage Corporation Notes, 7 Yr. Balloon, 4.50%, 04/12/07.........                      790,892       796,824
   Federal Home Loan Mortgage Corporation Notes, FHR 2359 VD, 6.00%, 02/04/14...........                    1,262,537     1,291,769
   Federal Home Loan Mortgage Corporation Notes, Gold 15 Yr., 6.00%, 12/18/05...........                       78,506        82,382
   Federal National Mortgage Association Notes, 15 Yr Pool 254833, 4.50%, 04/06/08......                      248,874       248,641
   Federal National Mortgage Association Notes, 15 Yr Pool 629603, 5.50%, 11/13/06......                      265,744       275,046
   Government National Mortgage Association, 30 Yr. Pool 529670, 7.50%, 02/16/06........                        9,847        10,647
   Government National Mortgage Association, Ser. 2001-53, PT, 5.50%, 04/17/06..........                      630,000       639,549
                                                                                                                        -----------
   TOTAL MORTGAGE-BACKED SECURITIES (Cost $3,458,543)...................................                                  3,528,865
                                                                                                                        -----------




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / BROAD MARKET BOND SERIES
-----------------------------------------------------------------------
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                        Principal       Value
                                                          Amount       (Note 2)
                                                        ----------   -----------
U.S. AGENCY OBLIGATIONS -- 16.4%
 FEDERAL  HOME  LOAN BANKS NOTES -- 1.8%
   Federal Home Loan Banks Notes, 3.25%, 08/15/05...    $  635,000   $   636,819
   Federal Home Loan Banks Notes, 5.75%, 05/15/12...       900,000       985,095
                                                                     -----------
                                                                       1,621,914
                                                                     -----------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 2.8%
   Federal Home Loan Mortgage Corporation Notes,
    7.00%, 07/15/05.................................       550,000       562,304
   Federal Home Loan Mortgage Corporation Notes,
    5.13%, 10/15/08.................................     1,350,000     1,420,369
   Federal Home Loan Mortgage Corporation Notes,
    6.88%, 09/15/10.................................       500,000       570,800
                                                                     -----------
                                                                       2,553,473
                                                                     -----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 11.8%
   Federal National Mortgage Association Notes,
    5.75%, 06/15/05.................................     1,150,000     1,166,078
   Federal National Mortgage Association Notes,
    5.75%, 02/15/08.................................       700,000       745,634
   Federal National Mortgage Association Notes,
    6.00%, 05/15/08(a)..............................       820,000       882,354
   Federal National Mortgage Association Notes,
    5.25%, 01/15/09.................................     1,680,000     1,773,576
   Federal National Mortgage Association Notes,
    6.63%, 09/15/09(a)..............................     2,000,000     2,233,149
   Federal National Mortgage Association Notes,
    6.63%, 11/15/10(a)..............................     1,500,000     1,695,168
   Federal National Mortgage Association Notes,
    5.38%, 11/15/11.................................       850,000       905,351
   Federal National Mortgage Association Notes,
    6.25%, 05/15/29.................................     1,285,000     1,462,339
                                                                     -----------
                                                                      10,863,649
                                                                     -----------
  TOTAL U.S. AGENCY OBLIGATIONS (Cost $14,766,897) .                  15,039,036
                                                                     -----------


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / BROAD MARKET BOND SERIES
-----------------------------------------------------------------------
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                                            Moody's/S&P    Principal       Value
                                                                                            Ratings(1)       Amount       (Note 2)
                                                                                            -----------    ----------   -----------
U.S. TREASURY OBLIGATIONS -- 15.9%
 U.S. TREASURY BONDS -- 7.7%
   U.S. Treasury Bonds, 7.50%, 11/15/16.................................................                   $  500,000   $   638,965
   U.S. Treasury Bonds, 8.88%, 02/15/19.................................................                    1,130,000     1,625,655
   U.S. Treasury Bonds, 7.13%, 02/15/23.................................................                      770,000       982,562
   U.S. Treasury Bonds, 6.00%, 02/15/26.................................................                    1,250,000     1,431,885
   U.S. Treasury Bonds, 6.38%, 08/15/27.................................................                      450,000       540,351
   U.S. Treasury Bonds, 5.25%, 02/15/29.................................................                      825,000       865,412
   U.S. Treasury Bonds, 6.25%, 01/11/30(a)..............................................                      250,000       298,897
   U.S. Treasury Bonds, 5.38%, 02/15/31(a)..............................................                      630,000       681,237
                                                                                                                        -----------
                                                                                                                          7,064,964
                                                                                                                        -----------
 U.S. TREASURY NOTES -- 8.2%
   U.S. Treasury Notes, 7.00%, 07/15/06(a)..............................................                      680,000       720,959
   U.S. Treasury Notes, 2.38%, 08/15/06(a)..............................................                      750,000       742,881
   U.S. Treasury Notes, 3.50%, 11/15/06(a)..............................................                      230,000       231,941
   U.S. Treasury Notes, 4.75%, 11/15/08.................................................                      250,000       261,846
   U.S. Treasury Notes, 4.00%, 06/15/09(a)..............................................                    1,400,000     1,426,632
   U.S. Treasury Notes, 3.50%, 11/15/09(a)..............................................                    2,000,000     1,990,623
   U.S. Treasury Notes, 4.88%, 02/15/12.................................................                      380,000       401,642
   U.S. Treasury Notes, 4.00%, 11/15/12(a)..............................................                      500,000       499,160
   U.S. Treasury Notes, 4.25%, 08/15/13.................................................                      500,000       503,946
   U.S. Treasury Notes, 4.25%, 11/15/13(a)..............................................                      300,000       301,887
   U.S. Treasury Notes, 4.25%, 11/15/14(a)..............................................                      500,000       501,309
                                                                                                                        -----------
                                                                                                                          7,582,826
                                                                                                                        -----------
  TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,829,544)....................................                                 14,647,790
                                                                                                                        -----------
COMMERCIAL PAPER -- 10.5%
   American Express, 1.50%, 01/03/05....................................................      P-1, A-1      4,688,492     4,688,492
   Prudential Insurance Note, 1.50%, 01/03/05...........................................      P-1, A-1      5,000,000     5,000,000
                                                                                                                        -----------
  TOTAL COMMERCIAL PAPER (Cost $9,688,492)..............................................                                  9,688,492
                                                                                                                        -----------
MUNICIPAL BONDS -- 0.8%
   Illinois State Gen. Oblig. Rev. Bonds, 4.05%, 06/01/15...............................      Aa3, AA         750,000       700,230
                                                                                                                        -----------
  TOTAL MUNICIPAL BONDS (Cost $748,483).................................................                                    700,230
                                                                                                                        -----------
TOTAL INVESTMENTS -- 100.0% (Cost $88,500,721)+(2)......................................                                $91,896,799
                                                                                                                        ===========


    The accompanying notes are an integral part of the financial statements.

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-----------------------------------------------------------------------
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                                             Principal Amount/       Value
                                                                                                   Shares          (Note 2)
                                                                                             -----------------    -----------
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES
 FLOATING RATE NOTES
   Natexis Banques, 2.30%, 01/03/05......................................................          827,886        $   827,886
                                                                                                ----------        -----------
 TOTAL ASSET BACKED COMMERCIAL PAPER.....................................................                             827,886
                                                                                                                  -----------

 INSTITUTIONAL MONEY MARKET TRUST
   BlackRock Institutional Money Market Trust, 2.22%, 01/03/05...........................        6,231,310          6,231,310
                                                                                                ----------        -----------
 TOTAL  INSTITUTIONAL MONEY MARKET TRUST.................................................                           6,231,310
                                                                                                                  -----------
 TIME DEPOSIT
   Bank of America USA, 1.50%, 01/03/05..................................................          697,782            697,782
                                                                                                ----------
   Chase Manhattan Bank USA, 2.25%, 01/03/05.............................................        5,710,053          5,710,053
                                                                                                ----------        -----------
 TOTAL TIME DEPOSIT......................................................................                           6,407,835
                                                                                                                  -----------
 TOTAL SHORT-TERM INVESTMENTS HELD AS  COLLATERAL FOR  LOANED SECURITIES
   (Cost $13,467,031)(3).................................................................                         $13,467,031
                                                                                                                  ===========

---------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2004. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+ The cost for federal income tax purposes is $88,500,721. At December 31, 2004, net unrealized appreciation was $3,396,078. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $3,737,369, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $341,291.
(1) Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser at the time of purchase. The ratings shown are not audited.
(2) At December 31, 2004, the market value of the securities on loan for the Broad Market Bond Series was $11,080,174.
(3) The investments held as collateral on loaned securities represented 14.5% of the net assets of the Broad Market Bond Series.
(a) Security partially or fully on loan (see Note 4).



    The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)

 (Showing Percentage of Total Investments)
================================================================================


                                                                                             Moody's/S&P    Principal      Value
                                                                                              Ratings(1)      Amount      (Note 2)
                                                                                             -----------    ----------   ----------
MUNICIPAL BONDS -- 95.0%
 ALABAMA -- 7.6%
   Alabama 21st Century Auth. Tobacco Settlement Rev. Bonds, 5.10%, 12/01/09.............      Baa1, A-     $  500,000   $  523,180
   Alabama Housing Fin. Auth. Single Family Mtge. Rev. Bonds, Ser. A-1,
    5.00%, 10/01/14......................................................................      Aaa, NR         210,000      214,954
   Alabama State Public School & College Auth. Rev. Bonds, 5.13%, 11/01/10...............      Aa3, AA       1,215,000    1,334,921
   Alabama Water Poll. Cntrl. Auth. Rev. Bonds, Ser. B, (AMBAC),
    4.50%, 08/15/10......................................................................      Aaa, AAA        250,000      263,623
   Jefferson County, AL Sewer Rev. Bonds, (FSA), 5.25%, 02/01/11.........................      Aaa, AAA        250,000      275,225
   Mobile, AL Water & Sewer Commrs. Ref. Rev. Bonds, 5.00%, 01/01/17.....................      Aaa, AAA      1,500,000    1,612,319
   Shelby County, AL Brd. of Educ. Ref. Cap Outlay School Warrants Bonds, (AMBAC), 5.50%,
    02/01/08.............................................................................      Aaa, AAA        300,000      306,717
   Trussville, AL Gen. Oblig. Ltd. Bonds, (MBIA), 4.60%, 10/01/13........................      Aaa, NR         165,000      174,989
                                                                                                                         ----------
                                                                                                                          4,705,928
                                                                                                                         ----------
 ARKANSAS -- 1.1%
   Sheridan, AR School Dist. No. 37 Ref. & Construction Gen. Oblig. Bonds, (FSA), 5.00%,
    02/01/25, Prerefunded 02/01/08 @ 100.................................................      Aaa, AAA        375,000      404,513
   Springdale, AR School Dist. #50 Gen. Oblig. Ltd. Bonds, (AMBAC), 3.50%, 06/01/10......      Aaa, NR         260,000      264,173
                                                                                                                         ----------
                                                                                                                            668,686
                                                                                                                         ----------
 CALIFORNIA -- 7.5%
   Alhambra, CA City Elementary School Distr. Gen. Oblig. Bonds, Ser. A, (FSA), 5.25%,
    09/01/12.............................................................................      Aaa, AAA        125,000      138,870
   California State Gen. Oblig. Bonds, 4.75%, 05/01/09...................................       A3, A          430,000      464,624
   California State Gen. Oblig. Bonds, 5.75%, 10/01/10...................................       A3, A          750,000      852,869
   California State Gen. Oblig. Bonds, 5.25%, 11/01/10...................................       A3, A          450,000      500,652
   California State Public Works Brd. Lease Rev. Bonds (California Science
    Center), (MBIA), 5.13%, 10/01/12.....................................................      Aaa, AAA        250,000      272,210
   California State Public Works Brd. Lease Rev. Bonds (Dept. Mental Health Hospital),
    (AMBAC), 5.00%, 12/01/13.............................................................      Aaa, AAA        575,000      637,284
   California State Public Works Brd. Ref. Rev. Bonds,  Ser. D, (MBIA), 5.25%, 10/01/11..      Aaa, AAA        150,000      168,887
   California Statewide Cmnty. Dev. Auth. Rev. Bonds LA Jewish Home, (CALHF), 4.75%,
    11/15/09.............................................................................       NR, A          425,000      456,603
   Glendale, CA Univ. School Dist. Gen. Oblig. Bonds, Ser. C, (FSA), 5.50%, 09/01/15.....      Aaa, AAA        125,000      139,526
   Golden State Tobacco Securitization Corp. California Tobacco Settlement Rev. Bonds,
    Enhanced Ser. B, 5.00%, 06/01/10.....................................................      Baa1, A-        500,000      538,560
   Los Angeles, CA Special Assessment Bonds (Landscaping & Ltg. District
    96-1), (FSA), 4.90%, 03/01/09........................................................      Aa3, AA         100,000      108,418
   Redwood City, CA Elementary School Dist. Gen. Oblig. Bonds, (FGIC), 5.50%, 08/01/14...      Aaa, AAA        125,000      144,521




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
--------------------------------------------------------------------
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================

                                                                                             Moody's/S&P    Principal      Value
                                                                                              Ratings(1)      Amount      (Note 2)
                                                                                             -----------    ----------   ----------
   San Diego County, CA Water Auth. Rev. Bonds, Ser. A, (FGIC), 5.00%, 05/01/13..........      Aaa, AAA     $  125,000   $  134,018
   Tulare County, CA Ctfs. Participation Ref. Bonds, (MBIA), 5.00%, 08/15/10.............      Aaa, NR          50,000       55,564
                                                                                                                         ----------
                                                                                                                          4,612,606
                                                                                                                         ----------
 COLORADO -- 2.5%
   Colorado Department Trans. Revenue Bonds, 5.00%, 06/15/06.............................      Aa3, AA       1,000,000    1,038,130
   Colorado Health Fac. Auth. Rev. Bonds, (Catholic Health Initiatives), 5.38%, 09/01/10.      Aa2, AA         500,000      553,375
                                                                                                                         ----------
                                                                                                                          1,591,505
                                                                                                                         ----------
 DELAWARE -- 2.8%
   Bethany Beach, DE Gen. Oblig. Rev. Bonds, (MBIA), 9.75%, 11/01/07.....................      Aaa, AAA        160,000      191,264
   Bethany Beach, DE Gen. Oblig. Rev. Bonds, (MBIA), 9.75%, 11/01/08.....................      Aaa, AAA        180,000      225,853
   Delaware River & Bay Auth. Rev. Bonds, (AMBAC), 5.40%, 01/01/14.......................      Aaa, AAA        250,000      277,117
   Delaware State Economic Dev. Auth. Ref. Rev. Bonds (Delmarva Power Poll. Cntrl.
    Proj.), Ser. 2001C, (AMBAC), 4.90%, 01/01/05.........................................      Aaa, AAA        250,000      271,013
   Delaware State Economic Dev. Auth. Rev. Bonds (First Mtge. Gilpin Hall Proj.), 6.40%,
    07/01/05.............................................................................       NR, NR         155,000      158,278
   Delaware State Economic Dev. Auth. Rev. Bonds (Student Housing Univ. Courtyard),
    (RADIAN), 5.38%, 08/01/11............................................................       NR, AA         250,000      275,598
   Delaware State Housing Auth. Multi-Family Mtge. Ref. Rev. Bonds, Ser. 1992C, 7.25%,
    01/01/07.............................................................................       A1, A           85,000       85,587
   New Castle County, DE Gen. Oblig. Rev. Bonds, 5.25%, 10/01/14.........................      Aaa, AAA        250,000      280,422
                                                                                                                         ----------
                                                                                                                          1,765,132
                                                                                                                         ----------
 FLORIDA -- 4.4%
   Broward County, FL Resource Recovery Ref. Bonds Wheelabrator South A, 5.00%, 12/01/07.      A3, AA-         275,000      293,508
   Jacksonville, FL Dist. Water & Sewer Rev. Bonds, (MBIA), 5.13%, 09/30/08..............      Aaa, AAA        500,000      533,800
   Lakeland, FL Energy Sys. Rev. Bonds, (MBIA), 5.50%, 10/01/14..........................      Aaa, AAA        455,000      511,798
   Osceola County, FL School Board Cert. Participation Four Corcers Charter School Bonds,
    Ser. A, (MBIA), 5.80%, 08/01/15......................................................      Aaa, NR         100,000      110,395
   Reedy Creek, FL Impt. Dist. Utilities Rev. Bonds, (MBIA), 5.25%, 10/01/14.............      Aaa, AAA        900,000    1,011,158
   Tampa, FL Sports Auth. Sales Tax Revenue Bonds, (MBIA), 5.00%, 01/01/08...............      Aaa, AAA        300,000      318,222
                                                                                                                         ----------
                                                                                                                          2,778,881
                                                                                                                         ----------




    The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                                              Moody's/S&P    Principal      Value
                                                                                               Ratings(1)      Amount      (Note 2)
                                                                                              -----------    ---------   ----------
 GEORGIA -- 4.2%
   Coffee County, GA Hospital Auth. Rev. Bonds, 5.00%, 12/01/05...........................      NR, BBB+     $545,000    $  555,388
   Fulton County, GA Bldg. Auth. Rev. Bonds, 4.00%, 01/01/11..............................      Aa3, AA       360,000       377,384
   Fulton County, GA Gen. Oblig. Rev. Bonds, 6.38%, 05/01/11..............................      Aa2, AA       500,000       590,185
   Georgia State Housing & Fin. Auth. Rev. Bonds, (Single Family Mtge.), 4.85%, 06/01/08..      NR, AAA       260,000       267,420
   Gwinnett County, Ga. Dev. Auth. COP's (Gwinnett Cnty Public School Proj.), (MBIA),
    5.25%, 01/01/14.......................................................................      Aaa, AAA      500,000       563,695
   Private Colleges & Univ. Auth. Rev. Bonds (Emory Univ. Proj.), Ser. 2000A,
    5.75%, 11/01/15.......................................................................      Aa2, AA       250,000       284,828
                                                                                                                         ----------
                                                                                                                          2,638,900
                                                                                                                         ----------
 ILLINOIS -- 4.8%
   Bloomington, IL Gen. Oblig. Unltd. Bonds, 5.50%, 12/01/07..............................      Aa2, NR       300,000       314,370
   Chicago Illinois Water Rev. Sr. Lien Bonds, (AMBAC), 5.75%, 11/01/11...................      Aaa, AAA      200,000       229,102
   Cook Kane Lake & McHenry Counties, IL Community College Dist. 512, 5.50%, 12/01/17.....      Aaa, NR       520,000       576,789
   Illinois Educ. Fac. Auth. Rev. Bonds (Northwestern Univ. Proj.), 5.10%, 11/01/11.......      Aa1, AA+      400,000       439,540
   Illinois Educ. Fac. Auth. Rev. Bonds (Northwestern Univ. Proj.), 5.15%, 11/01/12.......      Aa1, AA+      250,000       275,663
   Illinois State Gen. Oblig. Unltd. Bonds, (FGIC), 5.38%, 07/01/08.......................      Aaa, AAA      250,000       258,785
   Illinois State Ref. Bonds, First Ser., (MBIA), 5.25%, 08/01/12.........................      Aaa, AAA      580,000       650,267
   Springfield, IL Elec. Rev. Bonds, Sr Lien, (MBIA), 5.50%, 03/01/12.....................      Aaa, AAA      250,000       281,255
                                                                                                                         ----------
                                                                                                                          3,025,771
                                                                                                                         ----------
 KANSAS -- 1.0%
   Butler & Sedgwick County, KS Univ. School Dist. Gen. Oblig. Unltd. Bonds, (FSA),
    6.00%, 09/01/14.......................................................................      Aaa, AAA      500,000       595,315
                                                                                                                         ----------
 MAINE -- 0.9%
   Maine Governmental Fac. Auth. Lease Rent Rev. Bonds, (AMBAC), 6.00%, 10/01/13..........      Aaa, AAA      500,000       580,515
                                                                                                                         ----------
 MARYLAND -- 1.5%
   Maryland State Health & Higher Educ. Fac. Auth. Rev. Bonds, (AMBAC), 5.13%, 07/01/12...      Aaa, AAA      400,000       449,496
   Washington, MD Suburban Sanitation Dist. Gen. Oblig. Bonds, 5.25%, 06/01/08............      Aaa, AAA      475,000       519,821
                                                                                                                         ----------
                                                                                                                            969,317
                                                                                                                         ----------




    The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                                              Moody's/S&P    Principal      Value
                                                                                               Ratings(1)      Amount      (Note 2)
                                                                                              -----------    ---------   ----------
 MASSACHUSETTS -- 2.7%
   Massachusetts State Commonwealth Gen. Oblig. Bonds, 5.00%, 10/01/09....................      Aa2, AA-     $500,000    $  547,315
   Massachusetts State Dev. Fin. Agency Rev. Bond (Univ. of MA, Visual & Performing Arts
    Proj.), 6.00%, 08/01/16...............................................................       A2, NR       310,000       370,475
   Massachusetts State Fed. Highway Grant Ant. Notes, Ser. 1998B, 5.13%, 12/15/08.........      Aa3, NR       350,000       380,853
   Massachusetts State Housing Fin. Agency Rev. Bonds, 4.00%, 12/01/10....................      Aa2, AA        85,000        85,889
   Massachusetts State Special Obligation Rev. Bonds Ref. Nts.-Federal Highway Grant
    Ant.-A, (FSA), 5.00%, 12/15/12........................................................      Aaa, NR       275,000       302,387
                                                                                                                         ----------
                                                                                                                          1,686,919
                                                                                                                         ----------
 MICHIGAN -- 2.3%
   Charlevoix, MI Public School Dist. Gen. Oblig. Bonds, (FSA), 5.45%, 05/01/13,
    Prerefunded 05/01/09 @ 100............................................................      Aaa, NR       320,000       358,714
   Charlevoix, MI Public School Dist. Gen. Oblig. Bonds, (FSA), 5.70%, 05/01/16,
    Prerefunded 05/01/09 @ 100............................................................      Aaa, NR       330,000       373,286
   Fowlerville, MI Community Schools Dist. Gen. Oblig. Bonds, (FGIC), 5.00%, 05/01/14.....      Aaa, AAA      650,000       716,618
                                                                                                                         ----------
                                                                                                                          1,448,618
                                                                                                                         ----------
 MINNESOTA -- 0.4%
   Minnesota State Gen. Oblig. Rev. Bonds, 5.00%, 11/01/07................................      Aa1, AAA      250,000       268,265
                                                                                                                         ----------
 MISSOURI -- 1.1%
   Truman State Univ., MO Housing Sys. Rev. Bonds, 5.00%, 06/01/15........................        Aaa         615,000       675,079
                                                                                                                         ----------
 NEBRASKA -- 0.3%
   Omaha, NE Packaging Fac. Corp. Lease Rev. Bonds, 5.45%, 05/01/15.......................      Aa1, AA+      210,000       216,361
                                                                                                                         ----------
 NEVADA -- 1.1%
   Nevada State Highway Imp. Rev. Bonds (Motor Vehicle Fuel Tax), (FGIC), 5.50%,
    12/01/11..............................................................................      Aaa, AAA      250,000       285,033
   Washoe County, NV Gen. Oblig. Bonds (Park, Open Space & Library), (FGIC), 5.75%,
    05/01/14..............................................................................      Aaa, AAA      380,000       432,481
                                                                                                                         ----------
                                                                                                                            717,514
                                                                                                                         ----------


    The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                                            Moody's/S&P    Principal       Value
                                                                                             Ratings(1)      Amount       (Note 2)
                                                                                            -----------    ----------   -----------
 NEW JERSEY -- 3.0%
   New Jersey Economic Dev. Auth. Rev. Bonds School Fac. Construction Ser. G, 5.00%,
    09/01/11............................................................................       A1, A+      $1,000,000   $ 1,093,290
   New Jersey Tobacco Settlement Fin. Corp., Rev. Bonds, 5.00%, 06/01/09................     Baa3, BBB        250,000       253,723
   Passaic County, NJ Gen. Oblig. Ref. Bonds, (FSA), 5.00%, 09/01/07....................      Aaa, NR         500,000       534,300
                                                                                                                        -----------
                                                                                                                          1,881,313
                                                                                                                        -----------
 NEW YORK -- 16.6%
   Chittenango, NY Central School Dist. Gen. Oblig. Bonds, (FGIC), 5.60%, 06/15/09......      Aaa, AAA        200,000       227,442
   Mayfield, NY Cent. School Dist. Gen Oblig. Bonds, (FSA), 4.25%, 06/15/12.............      Aaa, AAA        685,000       726,703
   New York City Gen. Oblig. Bonds, Ser. I, 4.50%, 08/01/12.............................       A2, A          650,000       684,489
   New York City Transitional Fin. Auth., 5.00%, 11/01/11...............................      Aa2, AA+        500,000       553,130
   New York City Transitional Fin. Auth. Rev. Bonds, 5.75%, 11/01/11....................      Aa2, AA+        700,000       792,596
   New York State Agency Spec. School Purp. Rev. Bonds, Ser. C, 5.25%, 12/01/10.........       NR, A+       1,500,000     1,654,049
   New York State Dorm Auth. Rev. Bonds, (MBIA), 5.25%, 05/15/15........................      Aaa, AAA      1,000,000     1,135,109
   New York State Dorm. Auth. Pace Univ. Ref. Bonds, (MBIA), 6.50%, 07/01/08............      Aaa, AAA        515,000       584,154
   New York State Dorm. Auth. Personal Income Rev. Bonds, Ser. A, 5.00%, 03/15/13.......       NR, AA         500,000       550,385
   New York State Environ. Fac. Corp. Rev. Bonds, Ser. A, 5.00%, 03/15/13...............      NR, AA-         515,000       569,209
   New York State Urban Dev. Corp. Rev. Bonds, 5.00%, 12/15/06..........................       A1, AA         500,000       525,815
   New York State Urban Dev. Corp. Rev. Bonds, 5.00%, 01/01/07..........................      A2, AA-         500,000       525,400
   New York State Urban Development Corp (Correctional & Youth Facilities Services),
    Ser A, 4.00%, 01/01/09..............................................................      NR, AA-         500,000       520,385
   New York, NY Gen. Oblig. Bonds, Ser. E, 5.25%, 08/01/12..............................       A2, A          250,000       275,553
   North Tonawanda, NY City School Dist. Gen. Oblig. Bonds, (FGIC), 5.25%, 06/15/10,
    Prerefunded 06/15/09 @ 101..........................................................      Aaa, NR         200,000       224,518
   West Genesee, NY Cent. School Dist. Gen. Oblig. Bonds, (FSA), 3.50%, 06/15/07........      Aaa, NR         500,000       514,780
   West Islip, NY Un Free School Dist. Gen. Oblig. Bonds, (FSA), 4.25%, 10/01/11........      Aaa, NR         250,000       264,325
                                                                                                                        -----------
                                                                                                                         10,328,042
                                                                                                                        -----------
 NORTH CAROLINA -- 0.8%
   Cabarrus County, NC Cert. Participation Lease Rev. Bonds, 3.00%, 02/01/07............      Aa3, AA-        235,000       238,499
   Charlotte, NC Storm Water Fee Rev. Bonds, 5.60%, 06/01/13, Prerefunded
    06/01/10 @ 101......................................................................      Aa2, AA+        250,000       286,085
                                                                                                                        -----------
                                                                                                                            524,584
                                                                                                                        -----------




    The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                                              Moody's/S&P    Principal      Value
                                                                                               Ratings(1)      Amount      (Note 2)
                                                                                              -----------    ---------   ----------
 OHIO -- 5.4%
   Lorain County, OH Hosp. Rev. Bonds (Catholic Healthcare Partners), 5.00%, 10/01/08.....      A1, AA-      $500,000    $  536,195
   Lorain County, OH Hosp. Rev. Bonds (Catholic Healthcare Partners), Ser. A,
    5.63%, 10/01/16.......................................................................      A1, AA-       500,000       546,725
   Ohio State Building Fac. Auth. Rev. Bonds (Sports Bldg. Fund Proj.), Ser. 2001A,
    5.50%, 04/01/12........................................................................      Aa2, AA       500,000       560,045
   Ohio State Higher Educ. Cap. Fac. Rev. Bonds Ser. 2A, 5.50%, 12/01/09..................      Aa2, AA       500,000       561,705
   Ohio State Higher Educ. Cap. Fac. Rev. Bonds, Ser. 2A, 5.50%, 12/01/08.................      Aa2, AA       200,000       222,346
   Ohio State Infrastructure Imp. Gen. Oblig. Bonds, 5.75%, 02/01/14, Prerefunded
    02/01/10 @ 100........................................................................      Aa1, AA+      350,000       398,853
   Pickerington, OH Local School Dist. Construction & Imp. Gen Oblig. Bonds, (FGIC),
    5.80%, 12/01/09.......................................................................      Aaa, AAA      500,000       544,580
                                                                                                                         ----------
                                                                                                                          3,370,449
                                                                                                                         ----------
 OKLAHOMA -- 0.2%
   Oklahoma City, OK Gen. Oblig. Bonds, 5.40%, 07/01/12 Prerefunded 07/01/10 @ 100........      Aa2, AA       100,000       112,764
                                                                                                                         ----------
 OREGON -- 1.0%
   Multnomah-Clackamas Counties, OR Centennial School Dist. Gen. Oblig. Bonds, (FGIC),
    5.50%, 06/15/13.......................................................................      Aaa, NR       550,000       627,941
                                                                                                                         ----------
 PENNSYLVANIA -- 4.5%
   Adams County, PA Public Imp. Misc. Rev. Bonds, (FGIC), 5.20%, 05/15/17, Prerefunded
    05/15/11 @ 100........................................................................      Aaa, AAA      250,000       280,703
   Bethlehem, PA Area Vocational Technical School Auth. Lease Rev. Bonds, (MBIA),
    5.50%, 09/01/09.......................................................................      Aaa, NR       325,000       366,369
   Harrisburg, PA Office & Parking Rev. Auth. Bonds (Capital Assoc. Proj.), Ser. 1998A,
    5.50%, 05/01/05, Escrowed to Maturity.................................................      NR, AAA       180,000       182,047
   Pennsylvania State Ref. Gen. Oblig. Bonds, (FGIC), 5.38%, 11/15/07.....................      Aaa, AAA      250,000       264,115
   Philadelphia, PA Hospitals & Higher Educ. Fac. Auth. Rev. Bonds (Jefferson Health
    Systems Proj.), Ser. 1997A, 5.50%, 05/15/05...........................................      Aa3, AA-      500,000       505,715
   Pittsburgh, PA Stadium Auth. Lease Rev. Bonds, 6.50%, 04/01/11, Escrowed to Maturity...      Aaa, AAA      160,000       178,898
   State Public School Bldg. Auth. Pennsylvania Rev. Bonds, Fgic, 5.25%, 11/01/15.........      Aaa, AAA      545,000       608,497
   Westmoreland County, PA Ind. Dev. Auth. Rev. Bonds (Landfill Gas Recycling-Lanchester
    Energy Partners Proj.) Ser. 1998B, .00%, 01/01/05*....................................       NR, NR       500,000        28,750
   York County, PA Solid Waste & Refuse Auth. Rev. Bonds, (FGIC), 5.50%, 12/01/06.........      Aaa, AAA      400,000       423,492
                                                                                                                         ----------
                                                                                                                          2,838,586
                                                                                                                         ----------




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
--------------------------------------------------------------------
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                                              Moody's/S&P    Principal      Value
                                                                                               Ratings(1)      Amount      (Note 2)
                                                                                              -----------    ---------   ----------
 PUERTO RICO -- 0.6%
   The Childrens Trust Fund, Puerto Rico, Tobacco Settlement Rev. Bonds, 5.00%, 05/15/09..     Baa3, BBB     $100,000    $  103,674
   The Childrens Trust Fund, Puerto Rico, Tobacco Settlement Rev. Bonds, 5.75%, 07/01/14,
    Prerefunded 07/01/10 @ 100............................................................      NR, AAA       250,000       285,640
                                                                                                                         ----------
                                                                                                                            389,314
                                                                                                                         ----------
 SOUTH DAKOTA -- 0.4%
   South Dakota Housing Dev. Auth. Homeownership Mtge. Rev. Bonds, Ser. C, 4.15%, 05/01/07      Aa1, AAA      265,000       268,445
                                                                                                                         ----------
 TENNESSEE -- 0.5%
   Memphis, TN Sewer Sys. Ref. Rev. Bonds, 5.25%, 10/01/13................................      Aa2, AA       250,000       281,678
                                                                                                                         ----------
 TEXAS -- 9.1%
   Galena Park, TX Indpt. School Dist. Gen. Oblig. Bonds, (PSF-GTY), 7.00%, 08/15/11......      Aaa, NR       250,000       299,423
   Georgetown, TX Indpt. School Dist. Gen. Oblig. Ref. Bonds, (PSF-GTY), 5.00%, 02/15/17..      Aaa, AAA      500,000       541,020
   Georgetown, TX Utility System Ref. Rev. Bonds, Ser. 1998A, (FSA), 4.80%, 08/15/11......      Aaa, AAA      650,000       683,819
   Houston, TX Prerefunded-Ref & Pub Impt - A, 5.25%, 03/01/13............................      Aa3, AA-      400,000       443,480
   Houston, TX Unrefunded-Ref & Pub Impt - A, 5.25%, 03/01/13.............................      Aa3, AA-      100,000       108,156
   Katy, TX Indpt. School Dist. Gen. Oblig. Bonds, (PSF-GTY), 5.50%, 02/15/15.............      Aaa, AAA      500,000       555,730
   Lubbock, TX Health Fac. Dev. Corp. Rev. Bonds (St. Joseph Health Sys.), 5.00%, 07/01/08      Aa3, AA-      350,000       375,302
   Pearland, TX Indpt. School Dist. Schoolhouse Rev. Bonds, Ser. 2001A, (PSF-GTY),
    5.00%, 02/15/12.......................................................................      Aaa, AAA      625,000       681,181
   San Antonio, TX Independent School Dist. Gen. Oblig. Unltd. Bonds, (PSF-GTY),
    7.00%, 08/15/08.......................................................................      Aaa, AAA      225,000       259,409
   Texas State Ref. Public Fin. Auth. Gen. Oblig. Bonds, Ser. 2001A, 5.50%, 10/01/12......      Aa1, AA       300,000       337,257
   Texas State Turnpike Auth. Cent. Rev. Bonds, 5.00%, 06/01/08...........................      Aa3, AA       500,000       540,045
   Texas Water Dev. Board Rev. Bonds, St. Revolving Fd-Sr Lien-Ser. 1998A, 5.25%, 07/15/11      Aaa, AAA      500,000       542,100
   Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%, 07/01/13, Prerefunded 07/01/11 @ 100      Aaa, AAA       60,000        71,187
   Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%, 07/01/13, Prerefunded 01/01/12 @ 100      Aaa, AAA       75,000        89,276
   Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%, 07/01/13, Prerefunded 01/01/13 @ 100      Aaa, AAA       85,000       102,152
                                                                                                                         ----------
                                                                                                                          5,629,537
                                                                                                                         ----------




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
--------------------------------------------------------------------
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                                            Moody's/S&P    Principal       Value
                                                                                             Ratings(1)      Amount       (Note 2)
                                                                                            -----------    ----------   -----------
 UTAH -- 0.4%
   Utah State Bldg. Ownership Auth. Lease Rev. Bonds, 5.50%, 05/15/07...................      Aa1, AA+     $  250,000   $   264,250
                                                                                                                        -----------
 VIRGINIA -- 1.7%
   Virginia Commonwealth Trans. Brd. Rev. Bonds (Federal Highway Reimbursement Ant.
    Notes), 5.75%, 10/01/07.............................................................      Aa2, AA+      1,000,000     1,089,920
                                                                                                                        -----------
 WASHINGTON -- 3.8%
   Clark County Washington School Dist. No. 37 Gen. Oblig. Bonds, 5.13%, 12/01/10.......      Aa3, NR         500,000       550,554
   Seattle, WA Muni. Light & Power Ref. Rev. Bonds, (FSA), 5.00%, 07/01/10..............      Aaa, AAA        350,000       375,711
   Snohomish County, WA Public Utility Rev. Bonds, (FSA), 5.00%, 12/01/08...............      Aaa, AAA        250,000       271,558
   Washington State Public Power Supply Sys. Nuclear Proj. No. 1 Rev. Bonds, 5.75%,
    07/01/09............................................................................      Aaa, AA-        320,000       358,125
   Washington State Public Power Supply Sys. Nuclear Proj. No. 2 Rev. Bonds, 5.75%,
    07/01/09............................................................................      Aaa, AA-        200,000       223,828
   Washington State Variable Purpose-Ser. B Gen. Oblig. Unltd. Bonds, 5.00%, 01/01/13...      Aa1, AA         300,000       317,763
   Washington Tobacco Settlement Mgmt. Auth. Rev. Bonds, 5.00%, 06/01/08................     Baa2, BBB        300,000       304,959
                                                                                                                        -----------
                                                                                                                          2,402,498
                                                                                                                        -----------
 WEST VIRGINIA -- 0.5%
   West Virginia State Bldg. Ref. Rev. Bonds, Ser. A, (AMBAC), 5.38%, 07/01/18..........      Aaa, AAA        250,000       284,445
                                                                                                                        -----------
 WISCONSIN -- 0.3%
   Wisconsin State Trans. Rev. Ref. Bonds, Ser. 1, (AMBAC), 5.75%, 07/01/14.............      Aaa, AAA        175,000       200,991
                                                                                                                        -----------
 TOTAL MUNICIPAL BONDS (Cost $58,269,771) ...........................................................................    59,440,069
                                                                                                                        -----------




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
--------------------------------------------------------------------
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                                                                           Value
                                                                                                             Shares       (Note 2)
                                                                                                            ---------   -----------
SHORT-TERM INVESTMENTS -- 5.0%
   Blackrock Municipal Cash Tax-Exempt Cash Money Market Fund..................................             1,565,431   $ 1,565,431
   Blackrock Municipal Fund Tax-Exempt Money Market Fund.......................................             1,565,431     1,565,431
                                                                                                                        -----------
 TOTAL SHORT-TERM INVESTMENTS (Cost $3,130,862) .....................................................................     3,130,862
                                                                                                                        -----------
TOTAL INVESTMENTS - 100.0% (Cost $61,400,627)+ ......................................................................   $62,570,931
                                                                                                                        ===========

---------------
+ The cost for federal income tax purposes is $61,400,627. At December 31, 2004, net unrealized appreciation was $1,170,304. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $1,796,250, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $625,946.
(1) Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser at the time of purchase. The ratings shown are not audited.
* Non-income producing for the period ended December 31, 2004. Security in default.













    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT-TERM INCOME SERIES
-----------------------------------------------------------------------
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)

  (Showing Percentage of Total Investments)
================================================================================



                                                                                            Moody's/S&P    Principal       Value
                                                                                             Ratings(1)      Amount       (Note 2)
                                                                                            -----------    ----------   -----------
CORPORATE BONDS -- 64.3%
 FINANCIAL -- 19.3%
   Credit Suisse First Boston, 5.75%, 04/15/07..........................................      Aa3, A+      $1,000,000   $ 1,048,154
   General Electric Capital Corp., 6.50%, 12/10/07......................................      Aaa, AAA      1,250,000     1,346,960
   General Motors Acceptance Corp., 3.19%, 02/18/05*....................................      A3, BBB       1,000,000       995,374
   Goldman Sachs Group, 6.50%, 02/25/09.................................................      Aa3, A+         200,000       218,851
   Goldman Sachs Group, 6.65%, 05/15/09.................................................      Aa3, A+         700,000       772,431
   International Lease Finance Corp., 5.63%, 06/01/07...................................      A1, AA-       2,000,000     2,089,748
   MBNA America, 6.50%, 06/20/06........................................................     Baa1, BBB+       500,000       521,793
   National City Bank, 2.70%, 08/24/09..................................................      Aa3, A+         454,545       442,436
   Prudential Insurance Co., 6.38%, 07/23/06............................................       A2, A+       1,000,000     1,051,696
   Salomon Smith Barney Holdings, 6.50%, 02/15/08.......................................      Aa1, AA-      1,000,000     1,082,778
                                                                                                                        -----------
                                                                                                                          9,570,221
                                                                                                                        -----------
 INDUSTRIAL -- 38.9%
   Comcast Cable Communications, Inc., 8.38%, 05/01/07..................................     Baa3, BBB        674,000       745,410
   Conagra Foods, Inc., 6.00%, 09/15/06.................................................     Baa1, BBB+     1,000,000     1,041,200
   Dow Chemical, 5.75%, 11/15/09........................................................       A3, A-       1,000,000     1,069,687
   Eastman Kodak Co., 7.25%, 06/15/05...................................................     Baa3, BBB-       350,000       356,065
   General Mills, Inc., 5.13%, 02/15/07.................................................     Baa2, BBB+     1,250,000     1,283,396
   Georgia-Pacific Corp., 7.50%, 05/15/06...............................................      Ba3, BB+        530,000       555,175
   Goodrich Corp., 6.45%, 12/15/07......................................................     Baa3, BBB-       999,000     1,072,913
   Hertz Corp., 4.70%, 10/02/06.........................................................     Baa2, BBB-     1,000,000     1,010,907
   IAC/Interactive Corp., 6.75%, 11/15/05...............................................     Baa3, BBB-       500,000       513,857
   International Business Machines Corp., 5.38%, 02/01/09...............................       A1, A+       1,000,000     1,058,065
   Liberty Media Corp., 3.99%, 03/15/05*................................................     Baa3, BBB-       350,000       354,291
   Liberty Media Corp., 3.50%, 09/25/06.................................................     Baa3, BBB-       750,000       745,833
   McDonald's Corp., 3.88%, 08/15/07....................................................       A2, A        1,000,000     1,003,620
   Merck & Co., Inc., 5.25%, 07/01/06...................................................      Aaa, AAA      1,000,000     1,024,964
   Merck & Co., Inc., 2.50%, 03/30/07...................................................      Aaa, AAA      1,000,000       976,188
   Raytheon Co., 6.75%, 08/15/07........................................................     Baa3, BBB-       584,000       629,147
   Safeway, Inc., 6.15%, 03/01/06.......................................................     Baa2, BBB      1,000,000     1,031,462
   Tyson Foods, Inc., 7.25%, 10/01/06...................................................     Baa3, BBB      1,000,000     1,060,214
   Walt Disney Co., 7.30%, 02/08/05.....................................................     Baa1, BBB+     1,750,000     1,757,473
   Weyerhaeuser Co., 6.00%, 08/01/06....................................................     Baa2, BBB      1,970,000     2,047,178
                                                                                                                        -----------
                                                                                                                         19,337,045
                                                                                                                        -----------
 UTILITIES -- 6.1%
   Cogentrix Energy, Inc., 8.75%, 10/15/08..............................................      Aa3, A+         500,000       580,544
   Columbia Energy Group, 6.80%, 11/28/05...............................................     Baa2, BBB        500,000       515,372
   Duke Energy Corp., 3.75%, 03/05/08...................................................      A3, BBB+      1,000,000       998,865
   Valero Energy, 6.13%, 04/15/07.......................................................     Baa3, BBB        870,000       916,873
                                                                                                                        -----------
                                                                                                                          3,011,654
                                                                                                                        -----------
  TOTAL CORPORATE BONDS (Cost $32,228,714) ..........................................................................    31,918,920
                                                                                                                        -----------
ASSET-BACKED SECURITIES -- 2.0%
   GMAC Mortgage Corporation Loan, 2003-GH2 A2, 3.69%,
    07/25/20............................................................................      Aaa, AAA      1,000,000       999,478
                                                                                                                        -----------
  TOTAL ASSET-BACKED SECURITIES (Cost $1,003,756) ...................................................................       999,478
                                                                                                                        -----------


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT-TERM INCOME SERIES
-----------------------------------------------------------------------
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================

                                                                                            Moody's/S&P    Principal       Value
                                                                                             Ratings(1)      Amount       (Note 2)
                                                                                            -----------    ----------   -----------
MORTGAGE-BACKED SECURITIES -- 2.1%
   Federal Home Loan Mortgage Corporation Notes, 2751 VT, 6.00%, 03/13/07...............                   $  624,922   $   639,167
   Federal Home Loan Mortgage Corporation Notes, 7 Yr. Balloon, 4.50%, 04/12/07.........                      395,446       398,412
                                                                                                                        -----------
 TOTAL MORTGAGE-BACKED SECURITIES (Cost $1,043,580) .................................................................     1,037,579
                                                                                                                        -----------
U.S. AGENCY OBLIGATIONS -- 19.6%
 FEDERAL HOME LOAN BANKS NOTES -- 2.8%
   Federal Home Loan Banks Notes, 1.70%, 12/30/05.......................................                    1,000,000       986,902
   Federal Home Loan Banks Notes, 2.44%, 03/09/09.......................................                      425,000       413,750
                                                                                                                        -----------
                                                                                                                          1,400,652
                                                                                                                        -----------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 2.0%
   Federal Home Loan Mortgage Corporation Notes, 3.38%, 04/15/09........................                    1,000,000       986,688
                                                                                                                        -----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 14.8%
   Federal National Mortgage Association Notes, 3.25%, 11/15/07.........................                      500,000       497,157
   Federal National Mortgage Association Notes, 5.75%, 02/15/08.........................                    1,000,000     1,065,192
   Federal National Mortgage Association Notes, 6.00%, 05/15/08.........................                    1,000,000     1,076,041
   Federal National Mortgage Association Notes, 3.21%, 07/23/08.........................                    1,000,000       985,723
   Federal National Mortgage Association Notes, 5.25%, 01/15/09.........................                    2,000,000     2,111,399
   Federal National Mortgage Association Notes, 3.13%, 03/16/09.........................                      500,000       485,851
   Federal National Mortgage Association Notes, 6.63%, 09/15/09.........................                    1,000,000     1,116,574
                                                                                                                        -----------
                                                                                                                          7,337,937
                                                                                                                        -----------
  TOTAL U.S. AGENCY OBLIGATIONS (Cost $9,854,570) ...................................................................     9,725,277
                                                                                                                        -----------
U.S. TREASURY OBLIGATIONS -- 3.3%
 U.S. TREASURY NOTES -- 3.3%
   U.S. Treasury Notes, 2.38%, 08/15/06.................................................                      400,000       396,203
   U.S. Treasury Notes, 4.00%, 06/15/09.................................................                      250,000       254,756
   U.S. Treasury Notes, 3.50%, 11/15/09.................................................                    1,000,000       995,312
                                                                                                                        -----------
 TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,654,547) ..................................................................     1,646,271
                                                                                                                        -----------
COMMERCIAL PAPER -- 8.7%
   American Express, 1.50%, 01/03/05....................................................      P-1, A-1      1,337,274     1,337,274
   Prudential Insurance Note, 1.50%, 01/03/05...........................................      P-1, A-1      3,000,000     3,000,000
                                                                                                                        -----------
 TOTAL COMMERCIAL PAPER (Cost $4,337,274) ...........................................................................     4,337,274
                                                                                                                        -----------
TOTAL INVESTMENTS (Cost $50,122,441)+ - 100.0% ......................................................................   $49,664,799
                                                                                                                        ===========

---------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2004. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+ The cost for federal income tax purposes is $50,122,441. At December 31, 2004, net unrealized depreciation was $457,642. This consisted of aggregate gross unrealized appreciation for all securities, in which there was an excess of market value over tax cost of $42,242, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value of $499,884.
(1) The ratings shown are not audited.


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
--------------------------------------------
  FINANCIAL STATEMENTS
================================================================================

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)


                                                                             Short/                                      Short-Term
                                                                          Intermediate    Broad Market     Municipal       Income
                                                                           Bond Series     Bond Series    Bond Series      Series
                                                                          ------------    ------------    -----------   -----------
ASSETS:
Investment in securities, at value* ...................................   $165,958,821    $ 91,896,799    $62,570,931   $49,664,799
Securities lending collateral .........................................     30,176,563      13,467,031             --            --
Receivable for contributions ..........................................         11,871          25,000        450,000            --
Receivable for investments sold .......................................             --              --             --            --
Dividends and interest receivable .....................................      2,084,888       1,084,219        700,726       594,379
                                                                          ------------    ------------    -----------   -----------
Total assets ..........................................................    198,232,143     106,473,049     63,721,657    50,259,178
                                                                          ------------    ------------    -----------   -----------
LIABILITIES:
Obligation to return securities lending collateral ....................     30,176,563      13,467,031             --            --
Payable for withdrawals ...............................................         45,896             642        286,471       326,914
Accrued advisory fee ..................................................         50,803          27,545         18,674        15,140
Other accrued expenses ................................................         36,285          22,641         21,017        21,406
                                                                          ------------    ------------    -----------   -----------
Total liabilities .....................................................     30,309,547      13,517,859        326,162       363,460
                                                                          ------------    ------------    -----------   -----------
NET ASSETS ............................................................   $167,922,596    $ 92,955,190    $63,395,495   $49,895,718
                                                                          ============    ============    ===========   ===========

---------
* Investments at cost .................................................   $162,777,499    $ 88,500,721    $61,400,627   $50,122,441




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
--------------------------------------------
  FINANCIAL STATEMENTS -- continued
================================================================================


STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2004 (Unaudited)


                                                                              Short/                                     Short-Term
                                                                           Intermediate    Broad Market     Municipal      Income
                                                                            Bond Series     Bond Series    Bond Series     Series
                                                                           ------------    ------------    -----------   ----------
INVESTMENT INCOME:
 Interest ..............................................................    $3,754,469      $2,087,823     $1,126,927     $754,586
 Securities lending ....................................................        15,126           6,591             --           --
                                                                            ----------      ----------     ----------     --------
   Total investment income..............................................     3,769,595       2,094,414      1,126,927      754,586
                                                                            ----------      ----------     ----------     --------
EXPENSES:
 Advisory fees .........................................................       321,128         162,385        111,524       89,753
 Administration and accounting fees ....................................        78,570          39,446         27,128       21,846
 Custody fees ..........................................................        17,307           9,205          7,557       10,607
 Trustees' fees ........................................................         2,346           2,346          2,559        2,516
 Compliance services ...................................................         2,991           1,591          1,079          866
 Professional fees .....................................................        23,975          14,485         11,725       11,392
 Other .................................................................         7,103           6,286         11,557        3,377
                                                                            ----------      ----------     ----------     --------
   Total expenses.......................................................       453,420         235,744        173,129      140,357
                                                                            ----------      ----------     ----------     --------
 Net investment income .................................................     3,316,175       1,858,670        953,798      614,229
                                                                            ----------      ----------     ----------     --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments ......................................       408,508         580,607         21,624        6,547
 Net change in unrealized appreciation (depreciation) on
   investments..........................................................     1,956,824       1,247,820      1,161,880      350,643
                                                                            ----------      ----------     ----------     --------
 Net gain on investments ...............................................     2,365,332       1,828,427      1,183,504      357,190
                                                                            ----------      ----------     ----------     --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................    $5,681,507      $3,687,097     $2,137,302     $971,419
                                                                            ==========      ==========     ==========     ========




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
--------------------------------------------
  FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2004 (Unaudited)


                                                                            Short/                                      Short-Term
                                                                         Intermediate    Broad Market     Municipal       Income
                                                                          Bond Series     Bond Series    Bond Series      Series
                                                                         ------------    ------------    -----------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income ...............................................   $  3,316,175     $ 1,858,670    $   953,798   $    614,229
 Net realized gain on investments ....................................        408,508         580,607         21,624          6,547
 Net change in unrealized appreciation (depreciation) on investments .      1,956,824       1,247,820      1,161,880        350,643
                                                                         ------------     -----------    -----------   ------------
Net increase in net assets resulting from operations .................      5,681,507       3,687,097      2,137,302        971,419
                                                                         ------------     -----------    -----------   ------------
Transactions in beneficial interest:
 Contributions .......................................................     10,521,671       6,619,008      5,821,565     12,250,036
 Withdrawals .........................................................    (37,714,698)     (6,604,768)    (7,795,339)   (13,016,632)
                                                                         ------------     -----------    -----------   ------------
Net increase (decrease) in net assets from transactions
   in beneficial interest.............................................    (27,193,027)         14,240     (1,973,774)      (766,596)
                                                                         ------------     -----------    -----------   ------------
Total increase (decrease) in net assets ..............................    (21,511,520)      3,701,337        163,528        204,823
NET ASSETS:
 Beginning of period .................................................    189,434,116      89,253,853     63,231,967     49,690,895
                                                                         ------------     -----------    -----------   ------------
 End of period .......................................................   $167,922,596     $92,955,190    $63,395,495   $ 49,895,718
                                                                         ============     ===========    ===========   ============




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
--------------------------------------------
  FINANCIAL STATEMENTS -- continued
================================================================================


STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2004


                                                                           Short/                                       Short-Term
                                                                        Intermediate    Broad Market     Municipal        Income
                                                                         Bond Series     Bond Series    Bond Series      Series(1)
                                                                        ------------    ------------    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income ..............................................   $  7,020,241    $  4,218,713    $  1,679,552   $    783,377
 Net realized gain (loss) on investments ............................        995,104         681,150         (41,166)        35,152
 Net change in unrealized appreciation (depreciation) on investments      (8,388,832)     (5,967,426)     (1,902,198)      (808,285)
                                                                        ------------    ------------    ------------   ------------
Net increase (decrease) in net assets resulting
   from operations...................................................       (373,487)     (1,067,563)       (263,812)        10,244
                                                                        ------------    ------------    ------------   ------------
Transactions in beneficial interest:
 Contributions ......................................................     38,082,203      11,724,309      36,268,540     79,135,746
 Withdrawals ........................................................    (34,933,674)    (35,314,174)    (15,449,537)   (29,455,095)
                                                                        ------------    ------------    ------------   ------------
Net increase (decrease) in net assets from transactions in
   beneficial interest...............................................      3,148,529     (23,589,865)     20,819,003     49,680,651
                                                                        ------------    ------------    ------------   ------------
Total increase (decrease) in net assets .............................      2,775,042     (24,657,428)     20,555,191     49,690,895
NET ASSETS:
 Beginning of year ..................................................    186,659,074     113,911,281      42,676,776             --
                                                                        ------------    ------------    ------------   ------------
 End of year ........................................................   $189,434,116    $ 89,253,853    $ 63,231,967   $ 49,690,895
                                                                        ============    ============    ============   ============

---------------
(1) For the period July 1, 2003 (commencement of operations) through June 30, 2004.











    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
--------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================

1. DESCRIPTION OF THE TRUST. Short/Intermediate Bond Series, Broad Market Bond Series, Municipal Bond Series, and Short-Term Income Series (each, a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a series separate and distinct from the shares of other series. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Current market prices are generally not available for municipal securities; current market prices may also be unavailable for other types of fixed-income securities held by the Series. To determine the value of those securities, the Series may use a pricing service that takes into account not only developments related to the specific securities, but also transactions in comparable securities. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are recorded as an adjustment to interest income. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
--------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================


3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. RSMC, a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to each Series. RSMC receives an advisory fee of 0.35% of each Series' first $1 billion of average daily net assets; 0.30% of each Series' next $1 billion of average daily net assets; and 0.25% of each Series' average daily net assets in excess of $2 billion. RSMC also receives service fees under a Compliance, Support and Recordkeeping Services Agreement of 0.006% of each Series' average daily net assets.

   From July 1, 2004 to September 30, 2004, RSMC provided administrative and accounting services to each Series. For the period July 1, 2004 to September 30, 2004, RSMC was paid $43,725, $20,625, $14,359 and $11,625, by the Short/Intermediate Bond Series, the Broad Market Bond Series, Municipal Bond Series and the Short-Term Income Series, respectively, for its administrative and accounting services.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. SECURITIES LENDING AGREEMENT. Short/Intermediate Bond Series and Broad Market Bond Series may lend their securities pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. Each Series records securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
--------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================


5. INVESTMENT SECURITIES. During the six-month period ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                  Short/Intermediate    Broad Market     Municipal      Short-Term
                                                                      Bond Series        Bond Series    Bond Series   Income Series
                                                                  ------------------    ------------    -----------   -------------
  Purchases....................................................       $30,457,902        $15,554,789    $5,803,812      $9,248,757
  Sales........................................................        50,650,998         18,052,161     8,402,986       7,450,311


6. FINANCIAL HIGHLIGHTS.

                                                                   For the Six-Month
                                                                      Period Ended          For the Fiscal Years Ended June 30,
                                                                   December 31, 2004    -------------------------------------------
                                                                      (Unaudited)        2004      2003      2002     2001     2000
                                                                   -----------------    -------   ------    -----    ------   -----
  SHORT/INTERMEDIATE BOND SERIES
  Total Return..................................................         3.10%**        (0.09)%   10.82%    7.21%    10.26%   4.23%
  Ratios to Average Net Assets:
   Expenses:
    Including expense limitations ..............................         0.50%*           0.49%    0.49%    0.49%     0.50%   0.47%
    Excluding expense limitations ..............................         0.50%*           0.49%    0.49%    0.49%     0.50%   0.51%
   Net investment income .......................................         3.62%*           3.72%    4.25%    5.00%     5.92%   5.94%
  Portfolio Turnover Rate.......................................           18%**            27%      82%     136%       88%     47%

                                                       For the Six-Month                                           For the Period
                                                          Period Ended      For the Fiscal Years Ended June 30,  November 1, 1999(1)
                                                       December 31, 2004    -----------------------------------        through
                                                          (Unaudited)        2004      2003      2002     2001      June 30, 2000
                                                       -----------------    -------   ------    -----    ------   -----------------
  BROAD MARKET BOND SERIES
  Total Return......................................         4.15%**        (0.96)%   12.95%    7.16%    10.19%         4.00%**
  Ratios to Average Net Assets:
   Expenses ........................................         0.51%*           0.51%    0.50%    0.50%     0.51%         0.49%*
   Net investment income ...........................         4.01%*           4.22%    4.53%    5.35%     6.02%         6.30%*
  Portfolio Turnover Rate...........................           18%**            26%      77%     180%       73%           53%**

                                                       For the Six-Month                                           For the Period
                                                          Period Ended      For the Fiscal Years Ended June 30,  November 1, 1999(1)
                                                       December 31, 2004    -----------------------------------        through
                                                          (Unaudited)        2004      2003      2002     2001      June 30, 2000
                                                       -----------------    -------   ------    -----    ------   -----------------
  MUNICIPAL BOND SERIES
  Total Return......................................         3.48%**        (0.44)%    6.90%    5.98%     8.05%         3.70%**
  Ratios to Average Net Assets:
   Expenses:
    Including expense limitations ..................         0.54%*           0.55%    0.59%    0.62%     0.65%         0.61%*
    Excluding expense limitations ..................         0.54%*           0.55%    0.59%    0.62%     0.70%         0.61%*
   Net investment income ...........................         3.00%*           2.97%    3.45%    3.75%     4.52%         4.77%*
  Portfolio Turnover Rate...........................           10%**            20%      21%      28%       36%           50%**

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
--------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================


                                              For the Six-Month   For the Period
                                                Period Ended     July 1, 2003(1)
                                              December 31, 2004       through
                                                 (Unaudited)       June 30, 2004
                                              -----------------   --------------
 SHORT-TERM INCOME SERIES
 Total Return ............................          1.90%**            0.03%**
 Ratios to Average Net Assets:
   Expenses...............................          0.55%*             0.56%*
   Net investment income..................          2.40%*             1.99%*
 Portfolio Turnover Rate .................            16%**              42%**

---------------
*   Annualized.
**  Not annualized.
(1) Commencement of operations.

7. CONTRACTUAL OBLIGATIONS. The Series enter into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series have not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS
================================================================================


WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                                       Number of
                                                                                                     Portfolios in
                                                                                  Principal              Fund             Other
                                Position(s)         Term of Office              Occupation(s)           Complex       Directorships
                                 Held with           and Length of               During Past          Overseen by        Held by
Name, Address and Age           Fund Complex          Time Served                Five Years             Trustee          Trustee
---------------------           ------------   ------------------------    ----------------------    -------------   --------------
ROBERT J. CHRISTIAN(1)          Trustee,       Shall serve until death,    Executive Vice                 59         Wilmington
Date of Birth: 2/49             President,     resignation or removal.     President and                             Low Volatility
                                Chief          Trustee, President and      Chief Investment                          Fund of Funds
                                Executive      Chairman of the Board       Officer of Wilmington                     (Closed-End
                                Officer and    since October 1998.         Trust Company since                       Registered
                                Chairman of                                February 1996;                            Investment
                                the Board                                  President of                              Company).
                                                                           Rodney Square
                                                                           Management Corporation
                                                                           ("RSMC") since 1996.
FRED FILOON(2)                  Trustee        Shall serve until           Senior Vice President,         59         None
520 Madison Avenue                             death, resignation or       Principal of Cramer
New York, NY 10022                             removal. Trustee            Rosenthal McGlynn, LLC
Date of Birth: 3/42                            since November 2004.        since 1991.

---------------
(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Filoon is an "interested" Trustee by reason of his position as Senior Vice President to Cramer Rosenthal McGlynn LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS -- continued


                                                                                                    Number of
                                                                                                  Portfolios in
                                                                              Principal               Fund              Other
                           Position(s)         Term of Office               Occupation(s)            Complex        Directorships
                            Held with           and Length of                During Past           Overseen by         Held by
Name, Address and Age      Fund Complex          Time Served                 Five Years              Trustee           Trustee
---------------------      ------------   ------------------------    ------------------------    -------------   -----------------
INDEPENDENT TRUSTEES
ROBERT H. ARNOLD           Trustee        Shall serve until death,    Founder and                      59         None
Date of Birth: 3/44                       resignation or removal.     co-manages,
                                          Trustee since May           R. H. Arnold & Co.,
                                          1997.                       Inc. (investment
                                                                      banking company)
                                                                      since 1989.

DR. ERIC BRUCKER           Trustee        Shall serve until death,    Professor                        59         Wilmington
Date of Birth: 12/41                      resignation or removal.     of Economics                                Low Volatility
                                          Trustee since October       Widener University                          Fund of Funds
                                          1999.                       since July 2004;                            (Closed-End
                                                                      Formally, Dean,                             Registered
                                                                      School of Business                          Investment
                                                                      Administration of                           Company).
                                                                      Widener University
                                                                      from 2001 to 2004;
                                                                      Prior to that, Dean,
                                                                      College of Business,
                                                                      Public Policy and
                                                                      Health at the University
                                                                      of Maine from September
                                                                      1998 to June 2001.

NICHOLAS A. GIORDANO       Trustee        Shall serve until death,    Consultant, financial            59         Wilmington
Date of Birth: 3/43                       resignation or removal.     services organizations                      Low Volatility
                                          Trustee since October       from 1997 to present;                       Fund of Funds
                                          1998.                       Interim President,                          (Closed-end
                                                                      LaSalle University                          Registered
                                                                      from 1998 to 1999.                          Investment
                                                                                                                  Company);
                                                                                                                  Kalmar Pooled
                                                                                                                  Investment Trust;
                                                                                                                  Independence
                                                                                                                  Blue Cross;
                                                                                                                  Selas Corporation
                                                                                                                  of America
                                                                                                                  (industrial
                                                                                                                  furnaces and
                                                                                                                  ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
  TRUSTEES AND OFFICERS -- continued
================================================================================



                                                                                                       Number of
                                                                                                     Portfolios in
                                                                                  Principal              Fund             Other
                                 Position(s)         Term of Office             Occupation(s)           Complex       Directorships
                                  Held with           and Length of              During Past          Overseen by        Held by
Name, Address and Age            Fund Complex          Time Served                Five Years            Trustee          Trustee
---------------------            ------------   ------------------------    ---------------------    -------------   --------------
INDEPENDENT TRUSTEES
LOUIS KLEIN, JR.                 Trustee        Shall serve until death,    Self-employed                 59         WHX
Date of Birth: 5/35                             resignation or removal.     financial consultant                     Corporation
                                                Trustee since October       since 1991.                              (industrial
                                                1999.                                                                manufacturer).

CLEMENT C. MOORE, II             Trustee        Shall serve until death,    Managing Partner,             59         None
Date of Birth: 9/44                             resignation or removal.     Mariemont Holdings,
                                                Trustee since October       LLC, (real estate
                                                1999.                       holding and
                                                                            development company)
                                                                            since 1980.

JOHN J. QUINDLEN                 Trustee        Shall serve until death,    Retired since 1993.           59         None
Date of Birth: 5/32                             resignation or removal.
                                                Trustee since October
                                                1999.

MARK A. SARGENT                  Trustee        Shall serve until death,    Dean and Professor of         59         Wilmington
Date of Birth: 4/51                             resignation or removal.     Law, Villanova                           Low Volatility
                                                Trustee since               University School of                     Fund of Funds
                                                November 2001.              Law since July 1997.                     (Closed-end
                                                                                                                     Registered
                                                                                                                     Investment
                                                                                                                     Company).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
  TRUSTEES AND OFFICERS -- continued
================================================================================


EXECUTIVE OFFICERS

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                               Principal                  Fund            Other
                          Position(s)          Term of Office                Occupation(s)               Complex      Directorships
                           Held with           and Length of                  During Past              Overseen by       Held by
Name, Address and Age     Fund Complex          Time Served                    Five Years                Trustee         Trustee
---------------------    --------------   -----------------------    -----------------------------    -------------   -------------
ERIC K. CHEUNG           Vice President   Shall serve at the         Vice President,                       N/A        N/A
1100 North Market                         pleasure of the Board      Wilmington Trust
Street                                    and until successor is     Company Since 1986;
Wilmington, DE 19890                      elected and qualified.     and Vice President and
Date of Birth: 12/54                      Officer since October      Director of Rodney
                                          1998.                      Square Management
                                                                     Corporation since
                                                                     2001.

JOSEPH M. FAHEY, JR.     Vice President   Shall serve at the         Vice President, Rodney                N/A        N/A
1100 North Market                         pleasure of the Board      Square Management
Street                                    and until successor is     Corporation since
Wilmington, DE 19890                      elected and qualified.     1992.
Date of Birth: 1/57                       Officer since November
                                          1999.

JOHN R. GILES            Chief            Shall serve at the         Senior Vice President,                N/A        N/A
1100 North Market        Financial        pleasure of the Board      Wilmington Trust
Street                   Officer, Vice    and until successor is     Company since 1996.
Wilmington, DE 19890     President        elected and qualified.
Date of Birth: 8/57      and              Officer since December
                         Treasurer        1999.

LEAH M. ANDERSON         Secretary        Shall serve at the         Officer, Wilmington                   N/A        N/A
1100 North Market                         pleasure of the Board      Trust Company since
Street                                    and until successor is     1998. Officer, Rodney
Wilmington, DE 19890                      elected and qualified.     Square Management
Date of Birth: 8/65                       Officer since October      Corporation since
                                          2002.                      1992.

ANNA M. BENCROWSKY       Chief            Shall serve at the         Chief Compliance                      N/A        N/A
1100 North Market        Compliance       pleasure of the Board      Officer, Rodney Square
Street                   Officer          and until successor is     Management Corporation
Wilmington, DE 19890                      elected and qualified.     since 2004; Vice President
Date of Birth: 5/51                       Officer since September    and Chief Compliance
                                          2004.                      Officer, 1838 Investment
                                                                     Advisors, LP From 1998
                                                                     to 2004; Vice President,
                                                                     Secretary, and Treasurer,
                                                                     1838 Investment Advisors
                                                                     Funds from 1995 to 2004;
                                                                     Vice President and Secretary,
                                                                     1838 Bond--Debenture
                                                                     Trading Fund from
                                                                     1982 to 2004.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
  TRUSTEES AND OFFICERS -- continued
================================================================================


EXECUTIVE OFFICERS

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                     Principal            Fund            Other
                                      Position(s)         Term of Office           Occupation(s)         Complex      Directorships
                                       Held with           and Length of            During Past        Overseen by       Held by
Name, Address and Age                 Fund Complex          Time Served             Five Years           Trustee         Trustee
---------------------                --------------   ----------------------    ------------------    -------------   -------------
WILLIAM P. RICHARDS, JR.             Vice President   Shall serve at the        Managing Director,         N/A             N/A
100 Wilshire Boulevard                                pleasure of the Board     Roxbury Capital
Suite 1000                                            and until successor is    Management LLC
Santa Monica, CA 90401                                elected and qualified.    since 1998.
Date of Birth: 11/36                                  Officer since November
                                                      2004.


VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolios is available, without charge and upon request, on the SEC's website at http:// www.sec.gov. Information regarding how the investment adviser voted proxies for the most recent twelve month period ended June 30 is available without charge and upon request, on the SEC's website listed above.

                                    TRUSTEES                                                           WILMINGTON
                                Robert H. Arnold
                                Dr. Eric Brucker                                                            FUNDS
                              Robert J. Christian
                                  Fred Filoon
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                                Mark A. Sargent                                  Fixed Income Portfolios
                              --------------------
                                                                                 Institutional Shares

                                    OFFICERS
                        Robert J. Christian, President/
                            Chief Executive Officer
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President                            o   Short/Intermediate Bond
                         John R. Giles, Vice President/
                      Chief Financial Officer / Treasurer
                          Leah M. Anderson, Secretary                                 o   Broad Market Bond
                  Anna M. Bencrowsky, Chief Compliance Officer
                    William P. Richards, Jr. Vice President
                              --------------------                                    o   Municipal Bond


                               INVESTMENT ADVISER                                     o   Short-Term Income
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                              --------------------


                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                              --------------------                                        SEMI ANNUAL
                                                                                       December 31, 2004

                                 TRANSFER AGENT
                               ADMINISTRATOR AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                              --------------------



This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Fixed Income Portfolios.


WFIP-SEMI-12/04

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 PRESIDENT'S MESSAGE
================================================================================


DEAR SHAREHOLDER:

   After spending more than three years pursuing an ever-easier monetary policy, the Federal Reserve ("Fed") embarked on a gradual reversal of that stance beginning in the summer of 2004. Outwardly, that took the form of higher short-term interest rates which were raised five times by the Fed and ended the year 125 basis points (1.25%) higher than at the beginning of the year. Much of the economic growth that occurred in 2004 was a direct result of that easing monetary policy. The economic impact of a somewhat tighter monetary policy and higher interest rates will be felt in 2005 and beyond. Generally speaking, it means that we believe economic growth will continue, but will likely be less robust. And, inflation and interest rates are likely to rise throughout the year.

   To understand the impact of fiscal and monetary policies upon economic growth it is best to start with the events of the last year. In 2004, the U.S. economy enjoyed record low interest rates, personal tax cuts, and accelerated depreciation allowances for businesses. Three important sectors of the economy were significantly impacted by this confluence of events -- consumer spending, housing, and business spending on new plant and equipment (capital spending). A small reversal of fortunes in these factors (monetary policy, evaporation of the accelerated depreciation allowances) will have a dampening impact on economic growth in 2005.

   Consumer spending last year was positively impacted by lower interest rates and especially lower mortgage rates. Mortgage rates hit record lows in 2004. This lead to a substantial amount of mortgage re-financing which in turn produced: 1) a cash payout as homeowners frequently took equity out of their homes; and, 2) a lower monthly mortgage payment. Consequently, consumer discretionary income was enhanced and overall consumer spending rose 3.5 -- 4.0%, after inflation.

   A second positive consequence of low mortgage rates is, of course, housing. New home sales last year reached an all-time record (1.2 million units) -- eclipsing the previous record attained in 2003. The low level of mortgage rates, rising family income and employment, and moderate housing price inflation in early 2004, produced a record high in the housing affordability index. However, late 2004 rises in interest rates and an estimated 12% rise in home prices have combined to reduce the affordability of housing.

   The accelerated depreciation allowances that were available in 2004 were a positive influence on business capital spending which rose 10% last year after inflation. The boost this brought to the economy was well-needed. But, the absence of the one-time impact of depreciation acceleration in 2005 could result in a less robust capital spending environment.

   It is possible that we have already seen the lows for inflation for this business cycle. Consumer prices rose 3.2% in 2004 compared with 1.8% in 2003. The rise in inflation is not just a short-term cyclical event. It is also the natural result of an easy Fed policy that we mentioned earlier. Short-term interest rates have been below inflation for more than two years -- the longest such pattern in the last 30 years.

   The financial markets generally performed well in the second half of last year, even in the face of higher short-term interest rates, and every major equity market index rose. For example, the Russell 1000 Index rose 7.8%. Among these large capitalization stocks, value oriented stocks performed best. The Russell 1000 Value Index advanced 12.1% in the second half of 2004, while the Russell 1000 Growth Index increased only 3.5%. Small capitalization and Mid-capitalization stocks performed much better than large capitalization stocks in the final six months of 2004, advancing by 10.8% and 15.4%, respectively. However, the big winner last year was real estate. The NAREIT Index increased almost 32% last year and by 24.7% in the second half alone. International
                                       1

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



stocks also did well as the Morgan Stanley EAFE Index increased more than 20% for the full year and 15% in the second half of the year.

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND

   The Wilmington Large Cap Strategic Allocation Fund (the "Fund") returned 6.6% for the period July 1, 2004 through December 31, 2004 compared to a return of 7.2% for the Standard & Poor's 500 Index, an unmanaged, capitalization-weighted index of five hundred publicly traded stocks, and to a return of 7.8% for the Russell 1000 Index. The Russell 1000 Index consists of the largest 1,000 securities in the Russell 3000 Index and is reconstituted annually to ensure new and growing equities are reflected.

   Currently, the Fund employs two traditional active managers, Armstrong Shaw Associates and Montag & Caldwell Investment Counsel, as well as a tax-efficient, quantitative manager First Quadrant, L.P., and an index manager. Additionally, the Fund invests in exchange traded funds (iShares Trust) based on the Russell 1000 Index and the Standard & Poor's 500 Index.

   The Fund has continued to maintain a tilt towards value. This tilt has helped sustain the performance of the Fund over the past six months, as value stocks, as measured by the Standard & Poor's/Barra 500 Value Index, returned 11.1%, compared with growth stocks, as measured by the Standard & Poor's/Barra 500 Growth Index, which returned only 3.3%.

   First Quadrant L.P., a quantitative manager who strives to be tax-efficient, was added as a manager to the Fund in December 2004. Their addition was designed to provide for improved tax efficiency and greater control of the Fund's benchmark risk, while preserving the opportunity to add value over the index. Meanwhile, Parametric Portfolio Associates, the index manager, outpaced the Standard & Poor's 500 Index by 70 basis points for the six-month period due to the Fund's tilt towards value indices.

   The Fund's growth manager, Montag & Caldwell, underperformed the Standard & Poor's/Barra 500 Growth Index over the six-month period. Their continued philosophy of investing in only high quality growth companies was not rewarded during this time period as there was little premium being paid in the marketplace for companies that should produce solid earnings growth in a moderating corporate profit growth environment. They still believe that their relative attractiveness is especially compelling at this time.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



   The top ten holdings as of December 31, 2004 representing approximately 23.5% of the total investments of the Fund are:

                                                             Percent of Total                                    Percent of Total
   10 Largest Holdings                                         Investments      10 Largest Holdings                Investments
   -------------------                                       ----------------   -----------------------------    ----------------
   iShares Russell 1000                                           10.2          Comcast Corp. Special Class A          1.4
   American Int'l Group, Inc.                                      1.9          Exelon Corp.                           1.4
   General Electric Co.                                            1.7          Procter & Gamble Co.                   1.3
   Johnson & Johnson                                               1.6          Time Warner, Inc.                      1.2
   Citigroup                                                       1.6          Bank of America Corp.                  1.2

   The following table compares the Wilmington Large Cap Strategic Allocation Fund ("Large Cap SAF") to the Russell 1000 Index and the S&P 500 Index for the past year and since the commencement of operations on July 1, 2003 through December 31, 2004.*


                                                                                                   Average Annual Total Return
                                                                                             Six Months    1 Year   Since Inception
                                                                                             ----------    ------   ---------------
Large Cap SAF............................................................................       6.62%      10.20%        13.30%
Russell 1000 Index.......................................................................       7.80%      11.40%        18.40%
S&P 500 Index............................................................................       7.20%      10.90%        17.70%

---------------
* Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-336-9970.

   An investment in the Fund is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risk including a possible loss of the principal amount invested.

   The performance in the above chart does not reflect the deduction of taxes the shareholder may pay on fund distributions or redemption of fund shares.

WILMINGTON MID CAP STRATEGIC ALLOCATION FUND

   The Wilmington Mid Cap Strategic Allocation Fund (the "Fund") returned 9.0% for the period July 1, 2004 through December 31, 2004 compared to a return of 9.8% for the Standard & Poor's MidCap 400 Index, an unmanaged, capitalization-weighted index of four hundred U.S. publicly traded stocks, during this period and to a return of 12.7% for the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

   Currently, the Fund employs three active managers, Bennett Lawrence Management, LLC, Eubel, Brady & Suttman, and Equity Investment Corporation, and an index manager. Additionally, the Fund invests in exchange traded funds (iShares Trust) based on the Russell Midcap Index and the Standard & Poor's MidCap 400 Index.

   The Fund has continued to maintain a slight tilt towards value. This tilt has helped sustain the performance of the Fund as over the past six months, the Standard & Poor's/Barra MidCap 400 Value Index returned 11.4% compared with the Standard & Poor's/Barra MidCap 400 Growth Index returning 8.2%.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



   The Fund's growth manager, Bennett Lawrence Management, LLC, underperformed the Standard & Poor's/Barra MidCap 400 Growth Index over the six-month period. During the third and fourth quarters of 2004, they maintained their continued overweights in consumer cyclicals and industrials, and these two sectors underperformed the benchmark index. However, their reduced allocations to the financial services, technology, and telecommunications sectors did benefit their portfolio.

   Eubel, Brady & Suttman, one of the Fund's value managers, underperformed the Standard & Poor's/Barra MidCap 400 Value Index over the six-month period. Overweighting consumer staples and financial services sectors, along with a lack of technology and healthcare led to their underperformance. Equity Investment Corporation, the Fund's other value-oriented manager, however, outperformed the Standard & Poor's/Barra MidCap 400 Value Index over the six-month period. The telecommunications and utilities positions hindered the portfolio's return initially as well as the insurance companies that were pummeled by the claims filed during the spate of Florida hurricanes. However, the more defensive stocks held in the portfolio helped to bring their performance back to life in the fourth quarter.

   The top ten holdings as of December 31, 2004 representing approximately 23.2% of the total investments of the Fund are:

                                                                Percent of Total                              Percent of Total
   10 Largest Holdings                                             Investments      10 Largest Holdings          Investments
   -------------------                                          ----------------   -----------------------    ----------------
   iShares S&P Mid Cap 400 Index                                      13.0          Sherwin Williams                 1.1
   Yellow Corporation                                                  1.2          Centurytel                       1.1
   Urban Outfitters, Inc.                                              1.2          Precision Castparts              1.1
   L-3 Communications Corp.                                            1.1          Polo Ralph Lauren Corp.          1.1
   Cognos, Inc.                                                        1.1          Harman Int'l Industries          1.1

   The following table compares the Wilmington Mid Cap Strategic Allocation Fund ("Mid Cap SAF") to the Russell Midcap Index and the S&P MidCap 400 Index since the commencement of operations on July 1, 2003 through December 31, 2004.*

                                                                                                   Average Annual Total Return
                                                                                             Six Months    1 Year   Since Inception
                                                                                             ----------    ------   ---------------
Mid Cap SAF..............................................................................        9.04%     17.30%        21.00%
Russell Midcap Index.....................................................................       12.70%     20.20%        28.60%
S&P MidCap 400 Index.....................................................................        9.80%     16.50%        25.50%

---------------
* Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-336-9970.

   An investment in the Fund is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risk including a possible loss of the principal amount invested.

   The performance in the above chart does not reflect the deduction of taxes the shareholder may pay on fund distributions or redemption of fund shares.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND

   The Wilmington Small Cap Strategic Allocation Fund (the "Fund") returned 10.7% for the period July 1, 2004 through December 31, 2004, compared to a return of 11.5% for the Standard & Poor's SmallCap 600 Index (the "S&P 600 Index") and 10.8% for the Russell 2000 Index during this period. Both the S&P 600 Index and the Russell 2000 Index are unmanaged, capitalization-weighted indexes. The S&P 600 Index tends to have a slightly larger market capitalization and contains six hundred publicly traded stocks, chosen based on size, liquidity, and to represent various industries. The Russell 2000 Index consists of the smallest 2,000 securities in the Russell 3000 Index and is reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small cap opportunity set.

   The Fund employs two active managers, Batterymarch Financial Management ("Batterymarch") and Systematic Financial Management ("SFM"), as an index manager. Additionally, the Fund invests in exchange traded funds (iShares Trust) based on the S&P SmallCap 600 and the Russell 2000 Index.

   The Fund has continued to maintain its small style tilt towards value. This tilt has benefited the performance of the Fund over the last six months as value stocks, as measured by the Standard & Poor's/Barra SmallCap 600 Value Index returned 12.3%, compared to growth stocks, as measured by the Standard & Poor's/Barra SmallCap 600 Growth Index, which returned 10.5%.

   Batterymarch, a quantitatively oriented growth manager, has had excellent performance since the inception of the Fund. SFM's performance suffered in the 3rd Quarter relative to their value index benchmark, but rebounded in the fourth quarter of 2004 as their bias toward healthy, cash-generating stocks paid off as investor sentiment turned away from the lower-quality stocks that had dominated the market in 2003 and the first part of 2004.

   The top ten holdings as of December 31, 2004, representing approximately 16.2% of the total investment of the Fund are:

                                                             Percent of Total                                  Percent of Total
   10 Largest Holdings                                          Investments      10 Largest Holdings              Investments
   -------------------                                       ----------------    ---------------------------   ----------------
   iShares S&P SmallCap 600 Value Fund                              10.7          Barnes & Nobles, Inc.                0.6
   Abercrombie & Fitch Co.                                           0.8          Webster Financial Corp.              0.6
   Selective Ins. Group, Inc.                                        0.7          MGE Energy, Inc.                     0.6
   Caci International Inc-C                                          0.6          Terex Corp.                          0.5
   Southwestern Energy Co.                                           0.6          The Colonial Bancgroup Inc.          0.5

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================


   The following table compares the Wilmington Small Cap Strategic Allocation Fund ("Small Cap SAF") to the Russell 2000 Index and the S&P SmallCap 600 Index since the commencement of operations on July 1, 2003 through December 31, 2004.*


                                                                                                   Average Annual Total Return
                                                                                             Six Months    1 Year   Since Inception
                                                                                             ----------    ------   ---------------
Small Cap SAF............................................................................       10.65%      18.2%         26.1%
S&P SmallCap 600 Index...................................................................       11.50%      22.6%         31.5%
Russell 2000 Index.......................................................................       10.80%      18.3%         29.8%

---------------
* Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-336-9970.

   An investment in the Fund is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risk including a possible loss of the principal amount invested.

   Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

   The performance in the above chart does not reflect the deduction of taxes the shareholder may pay on fund distributions or redemption of fund shares.

WILMINGTON INTERNATIONAL STRATEGIC ALLOCATION FUND

   The Wilmington International Strategic Allocation Fund (the "Fund"), formerly the International Multi-Manager Portfolio, returned 17.6% for the six months ended December 31, 2004 compared to a return of 15.0% for the MSCI EAFE Index for the same period. The MSCI EAFE Index is an unmanaged, capitalization-weighted index of approximately 1,000 companies listed on the major stock exchanges in Europe, Australasia, and the Far East.

   The Fund employs two investment managers, Goldman Sachs Asset Management ("GSAM") and Julius Baer Investment Management ("JBIM"). GSAM attempts to provide superior returns through a structured stock selection process, while maintaining a return profile very close to that of the index. JBIM employs a more flexible approach and allows for greater concentrations in various countries, sectors, and industries.

   Global equity markets were very strong during the past six months, outpacing the Standard & Poor's 500 Index of U.S. stocks, which returned 7.4%, by more than 7.8 percentage points, helped in large part by the decline of the U.S. dollar. In local currency, international stocks, as measured by the MSCI EAFE Index were up 4.9% for the quarter, actually trailing U.S. stocks. Against this backdrop, both managers performed well, exceeding their benchmark for both the third and fourth quarters of 2004. Exposures to Central and Eastern Europe, which exhibited strong returns during the past six months, aided the returns of JBIM. GSAM, which uses an approach to include key stock prices catalysts in the portfolio, had several strong results from United Kingdom companies to help their results exceed the benchmark.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



   The top ten holdings as of December 31, 2004, representing approximately 12.5% of the total investments of the Fund are:

                                                  Percent of Total                                             Percent of Total
   10 Largest Holdings                               Investments      10 Largest Holdings                          Investments
   -------------------                             ----------------   --------------------------------------   ----------------
   Barclays PLC - United Kingdom                         1.6          BP PLC - United Kingdom                          1.3
                                                                      Matsushita Electric Industrial Co.,
   Toyota Motor Corp. - Japan                            1.4          Ltd. - Japan                                     1.2
   Total SA - France                                     1.4          Edn AG - United Kingdom                          1.0
   Nordea AG - Sweden                                    1.3          Vodafone Group PLC - United Kingdom              1.0
   Novacti AG - Switzerland                              1.3          BNP Paribas S.A. - United Kingdom                1.0

   The following table compares the performance of the Wilmington International Strategic Allocation Fund ("the International SAF") and its predecessor, the International Stock Fund (a collective investment fund), with that of the MSCI EAFE Index for the past year as well as for additional periods in the last ten years ended December 31, 2004. The International Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the International Stock Fund (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The International Stock Fund was not a registered investment company under the 1940 Act and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different.*

                                                                                                  Average Annual Total Return
                                                                                           Six Months    1 Year    5 Year   10 Year
                                                                                           ----------    ------    ------   -------
International SAF ......................................................................      17.64%      22.10%   -3.74%     4.82%
MSCI EAFE Index ........................................................................      15.10%      20.25%   -1.13%     5.62%

---------------
* Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-336-9970.

   An investment in the Fund is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risk including a possible loss of the principal amount invested.

   Investments in foreign securities are subject to risk due to political and economic developments abroad and the difference between the regulations to which U.S. and foreign issuers and their markets are subject. The value of such investment will also be affected by changes in foreign currency exchange rates.

   The performance in the above chart does not reflect the deduction of taxes the shareholder may pay on fund distributions or redemption of fund shares.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



WILMINGTON REAL ESTATE STRATEGIC ALLOCATION FUND

   Wilmington Real Estate Strategic Allocation Fund (the "Fund"), formerly the Wilmington Real Estate Portfolio, returned 21.7% for the period July 1, 2004 through December 31, 2004, compared to a return of 24.7% for the NAREIT Equity Index, a market-value weighted, unmanaged index of tax-qualified real estate investment trusts listed on the NYSE, AMEX, and the NASDAQ, during the same period.

   REITs were one of the best performing asset classes in the public markets during the last half of 2004, outpacing equities, as measured by the S&P 500 Index, by 17.5 percentage points. Low interest rates, slow stock performance, large amounts of capital flowing into REIT investments, and subdued new commercial construction all acted to push up REIT prices and provide returns in excess of 20%. August saw returns of 6%, and November through December saw another buying spree, with REITs up another 6.6%.

   The Fund's returns have lagged the benchmark, in part due to the conservative stance of one of the portfolio managers, Real Estate Management Services Group ("REMS"). This manager has a 30% allocation to REIT preferred equity, which limited their ability to fully participate in a strong bull market. However, the fourth quarter of 2004 was particularly strong for the markets and both managers within the fund.

   The defensive posture of REMS hindered their returns versus the benchmark for the last two quarters. The firm is confident in their belief that relative valuations, increasing bond yields, current REIT volatility, and the dominance of large capitalization REITs within the marketplace will reward their current exposures.

   AEW, a diversified value-oriented manager, has had performance in excess of the benchmark since inception of the Fund and had performance in excess of the benchmark for the last two quarters.

   The top ten holdings as of December 31, 2004, representing approximately 42.5% of the total investments of the Fund are:


  10 Largest Holdings                        Percent of Total Investments   10 Largest Holdings      Percent of Total Investments
  -------------------                        ----------------------------   ---------------------    ----------------------------
  iShares Cohen & Stears Realty                         22.1                Boston Properties                    2.2
  Simon Property Group, Inc.                             2.7                Taubman Centers Inc.                 2.2
  Developer Diversified                                  2.6                Avalon Bay Cosmetics                 2.1
  Archstone--Smith Trust                                 2.5                Liberty Property                     1.9
  Host Marriott Corp.                                    2.4                Istar Financial, Inc.                1.8

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



   The following table compares the Wilmington Real Estate Strategic Allocation Fund ("Real Estate") and the NAREIT Equity Index since the commencement of operations on July 1, 2003 through December 31, 2004.*


                                                                                                   Average Annual Total Return
                                                                                             Six Months    1 Year   Since Inception
                                                                                             ----------    ------   ---------------
Real Estate..............................................................................       21.72%     28.49%         28.3%
NAREIT Equity Index......................................................................       24.69%      31.6%         35.9%

---------------
* Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-336-9970.

   An investment in the Fund is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risk including a possible loss of the principal amount invested.

   Real estate funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in value of the underlying property and defaults by borrowers.

   The performance in the above chart does not reflect the deduction of taxes the shareholder may pay on fund distributions or redemption of fund shares.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 PRESIDENT'S MESSAGE -- continued
================================================================================



   We invite your comments and questions and thank you for your investment in the Wilmington Strategic Allocation Funds. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                                  Sincerely,

                                                  /s/ Robert J. Christian


                                                  Robert J. Christian
February 4, 2005                                  President



You should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus with this and other information may be obtained by calling (800) 336-9970. The prospectus should be read carefully before investing.

Mr. Christian's comments reflect the investment adviser's views generally regarding the market and the economy and are compiled from the investment adviser's research and from comments provided by the portfolio managers and the sub-advisers of each of the Funds. These comments reflect opinions as of the date written and are subject to change at any time.

Distributed by Professional Funds Distributor, LLC. See financial highlights.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 EXPENSE DISCLOSURE
================================================================================

DISCLOSURE OF FUND EXPENSES


The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

   o ACTUAL FUND RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

   o HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table is meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

EXPENSE TABLE


                                                                                    BEGINNING      ENDING                  EXPENSES
                                                                                     ACCOUNT      ACCOUNT     ANNUALIZED     PAID
                                                                                      VALUE        VALUE       EXPENSE      DURING
                                                                                     7/01/04      12/31/04      RATIO       PERIOD*
                                                                                    ---------    ---------    ----------   --------
Strategic Allocation Fund -- Large Cap
Actual Fund Return ..............................................................   $1,000.00    $1,066.20       1.00%       $5.21
Hypothetical 5% Return ..........................................................   $1,000.00    $1,019.96       1.00%       $5.09

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 EXPENSE DISCLOSURE -- continued
================================================================================

FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

                                                                                    BEGINNING      ENDING                  EXPENSES
                                                                                     ACCOUNT      ACCOUNT     ANNUALIZED     PAID
                                                                                      VALUE        VALUE       EXPENSE      DURING
                                                                                     7/01/04      12/31/04     RATIO(1)     PERIOD*
                                                                                    ---------    ---------    ----------   --------
Strategic Allocation Fund -- Mid Cap
Actual Fund Return ..............................................................   $1,000.00    $1,090.40       1.15%       $6.06
Hypothetical 5% Return ..........................................................   $1,000.00    $1,019.20       1.15%       $5.85

Strategic Allocation Fund -- Small Cap
Actual Fund Return ..............................................................   $1,000.00    $1,106.50       1.25%       $6.64
Hypothetical 5% Return ..........................................................   $1,000.00    $1,018.70       1.25%       $6.36

Strategic Allocation Fund -- International
Actual Fund Return ..............................................................   $1,000.00    $1,176.40       1.00%       $5.49
Hypothetical 5% Return ..........................................................   $1,000.00    $1,019.96       1.00%       $5.09

Strategic Allocation Fund -- Real Estate
Actual Fund Return ..............................................................   $1,000.00    $1,217.20       1.21%       $6.76
Hypothetical 5% Return ..........................................................   $1,000.00    $1,018.90       1.21%       $6.16

---------------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(1) Each of the Funds currently invests 100% of its investable assets in one or more series of WT Investment Trust I. The "Annualized Expense Ratio" includes expenses allocated from the respective series.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 PORTFOLIO HOLDINGS

  DECEMBER 31, 2004
================================================================================



LARGE CAP MULTI-MANAGER SERIES
------------------------------

Common Stocks
 Manufacturing                                      28.8%
 Finance & Insurance                                23.4
 Wholesale & Retail Trade                            9.6
 Communication & Broadcasting                        8.3
 Services                                            7.9
 Oil & Gas                                           5.9
 Consumer Products                                   4.5
 Electric, Gas, Water & Utilities                    3.3
 Computer Services                                   1.8
 Aerospace & Defense                                 1.7
 Transportation                                      1.7
 Information Technology                              1.0
 Entertainment & Leisure                             0.4
 Hotels & Motels                                     0.4
 Exchange Traded Funds                              29.8
Short-Term Investments                               1.3
                                                   -----
                                                   100.0%
                                                   =====

LARGE CAP QUANTITATIVE SERIES
-----------------------------

Common Stocks
 Finance & Insurance                                22.3%
 Manufacturing                                      18.7
 Services                                            5.2
 Oil & Gas                                           4.7
 Communications & Broadcasting                       4.5
 Wholesale & Retail Trade                            4.1
 Electric, Gas, Water & Utilities                    3.0
 Computer Services                                   1.9
 Transportation                                      1.2
 Aerospace & Defense                                 1.1
 Consumer Products                                   1.0
 Entertainment & Leisure                             0.7
 REIT's                                              0.5
 Information Technology                              0.4
 Mining                                              0.3
 Hotels & Motels                                     0.2
Exchange Traded Funds                               29.8
Short-Term Investments                               0.4
                                                   -----
                                                   100.0%
                                                   =====

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 PORTFOLIO HOLDINGS -- (Continued)

  DECEMBER 31, 2004
================================================================================



MID CAP MULTI-MANAGER SERIES
----------------------------

Common Stocks
 Manufacturing                                       36.2%
 Finance & Insurance                                 10.3
 Services                                            10.0
 Communication & Broadcasting                         9.6
 Wholesale & Retail Trade                             8.2
 Oil & Gas                                            5.3
 Aerospace & Defense                                  4.3
 Computer Services                                    3.3
 REIT's                                               2.3
 Transportation                                       1.9
 Electric, Gas, Water & Utilities                     1.6
 Mining                                               1.6
 Healthcare                                           1.5
 Information Technology                               1.1
 Consumer Products                                    0.8
Short-Term Investments                                2.0
                                                    -----
                                                    100.0%
                                                    =====


MID CAP QUANTITATIVE SERIES
---------------------------

Common Stocks
 Manufacturing                                       20.9%
 Finance & Insurance                                  9.7
 Services                                             9.7
 Wholesale & Retail Trade                             6.5
 Electric, Gas, Water & Utilities                     4.4
 Oil & Gas                                            3.2
 Computer Services                                    2.5
 REIT's                                               2.0
 Consumer Products                                    1.3
 Information Technology                               1.2
 Communication & Broadcasting                         1.1
 Transportation                                       0.9
 Entertainment & Leisure                              0.8
 Aerospace & Defense                                  0.2
 Mining                                               0.1
Exchange Traded Funds                                35.0
Short-Term Investments                                0.5
                                                    -----
                                                    100.0%
                                                    =====

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 PORTFOLIO HOLDINGS -- (Continued)

  DECEMBER 31, 2004
================================================================================



SMALL CAP MULTI-MANAGER SERIES
------------------------------

Common Stocks
 Manufacturing                                        33.6%
 Services                                             14.6
 Wholesale & Retail Trade                             12.1
 Finance & Insurance                                  11.8
 Oil & Gas                                             5.4
 Computer Services                                     4.6
 Information Technology                                3.6
 REIT's                                                2.6
 Entertainment & Leisure                               2.5
 Aerospace & Defense                                   2.4
 Transportation                                        1.6
 Communication & Broadcasting                          0.9
 Electric, Gas, Water & Utilities                      0.9
 Healthcare                                            0.7
 Consumer Products                                     0.5
 Financial Services                                    0.3
Short-Term Investments                                 1.9
                                                     -----
                                                     100.0%
                                                     =====


SMALL CAP QUANTITATIVE SERIES
-----------------------------

Common Stocks
 Manufacturing                                        26.0%
 Services                                              9.9
 Finance & Insurance                                   8.3
 Wholesale & Retail Trade                              7.7
 Oil & Gas                                             3.3
 Electric, Gas, Water & Utilities                      3.1
 REIT's                                                2.4
 Information Technology                                1.9
 Transportation                                        1.9
 Computer Services                                     1.7
 Aerospace & Defense                                   1.5
 Consumer Products                                     0.9
 Entertainment & Leisure                               0.4
 Healthcare                                            0.4
 Communication & Broadcasting                          0.3
 Hotels & Motels                                       0.3
 Mining                                                0.3
 Farming & Agriculture                                 0.1
Exchange Traded Funds                                 29.4
Short-Term Investments                                 0.2
                                                     -----
                                                     100.0%
                                                     =====

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 PORTFOLIO HOLDINGS -- (Continued)

  DECEMBER 31, 2004
================================================================================



INTERNATIONAL MULTI-MANAGER SERIES
----------------------------------

Common Stock
 Japan                                           17.8%
 United Kingdom                                  17.7
 France                                           9.0
 Germany                                          7.3
 Switzerland                                      5.4
 Italy                                            4.2
 Sweden                                           3.9
 Australia                                        3.5
 Netherlands                                      3.0
 Poland                                           2.7
 Spain                                            2.6
 Turkey                                           2.3
 Russia                                           1.8
 Austria                                          1.5
 Belgium                                          1.5
 Hong Kong                                        1.2
 Hungary                                          1.1
 Finland                                          1.0
 Norway                                           1.0
 All others                                       7.3
Short-Term Investments                            4.2
                                                -----
                                                100.0%
                                                =====


REAL ESTATE SERIES
------------------

 REIT's                                          58.6%
 Exchange Traded Funds                           23.8
 Preferred Stock                                  9.0
 Common Stock                                     7.3
 Short-Term Investments                           1.3
                                                -----
                                                100.0%
                                                =====


DISCLOSURE OF PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For the Strategic Allocation Series, this would be for the fiscal quarters ending September 30 and March
31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Strategic Allocation Series filed its first Form N-Q with the SEC on November 29, 2004. It is available upon request, without charge, by visiting the SECs website at http://www.sec.gov, or they may be reviewed and copied at the SECs Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
-----------------------------------------------
 FINANCIAL STATEMENTS
================================================================================




STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)


                                                                                  Strategic Allocation Fund
                                                          --------------------------------------------------------------------------
                                                           Large Cap      Mid Cap       Small Cap    International(1) Real Estate(2)
                                                          -----------   -----------    -----------   ---------------  --------------
ASSETS:
Investment in Series, at value........................    $76,929,171   $47,861,077    $64,911,904     $321,597,332    $51,878,319
Receivable for Fund shares sold.......................          1,072        50,625         59,702          613,700        120,338
Receivable for investment in Series
  withdrawn...........................................         24,445        24,790         27,981           35,115          7,032
                                                          -----------   -----------    -----------     ------------    -----------
Total assets..........................................     76,954,688    47,936,492     64,999,587      322,246,147     52,005,689
                                                          -----------   -----------    -----------     ------------    -----------
LIABILITIES:
Payable for Fund shares redeemed......................         24,445        24,790         27,981           35,115          7,032
Payable for investment in Series......................          1,072        50,625         59,702          613,700        120,338
Accrued expenses......................................         16,215        23,013         24,797           79,697         19,982
                                                          -----------   -----------    -----------     ------------    -----------
Total liabilities.....................................         41,732        98,428        112,480          728,512        147,352
                                                          -----------   -----------    -----------     ------------    -----------
NET ASSETS............................................    $76,912,956   $47,838,064    $64,887,107     $321,517,635    $51,858,337
                                                          ===========   ===========    ===========     ============    ===========
NET ASSETS CONSIST OF:
Paid-in capital.......................................    $66,557,315   $38,706,013    $52,705,780     $265,424,030    $42,520,924
Undistributed net investment income
  (accumulated loss)..................................         11,286       (23,391)        15,336          689,936        509,095
Accumulated net realized gain (loss)
  on investments......................................        850,622       255,925       (186,117)      (1,092,025)       571,451
Net unrealized appreciation of investments............      9,493,733     8,899,517     12,352,108       56,282,269      8,256,867
Net unrealized appreciation on translations of
 assets and liabilities in foreign currencies.........             --            --             --          213,425             --
                                                          -----------   -----------    -----------     ------------    -----------
NET ASSETS............................................    $76,912,956   $47,838,064    $64,887,107     $321,517,635    $51,858,337
                                                          ===========   ===========    ===========     ============    ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
 ($0.01 par value, unlimited authorized shares)
 Institutional Shares.................................      6,432,960     3,603,181      4,689,804       37,287,458      3,880,111
                                                          ===========   ===========    ===========     ============    ===========
NET ASSET VALUE, offering and redemption price per
  share:
Institutional Shares..................................    $     11.96   $     13.28    $     13.84     $       8.62    $     13.37
                                                          ===========   ===========    ===========     ============    ===========

---------------
(1)  Formerly, the Wilmington International Multi-Manager Portfolio.
(2)  Formerly, the Wilmington Real Estate Portfolio.







    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2004 (Unaudited)


                                                                                   Strategic Allocation Fund
                                                            ------------------------------------------------------------------------
                                                            Large Cap      Mid Cap      Small Cap   International(1)  Real Estate(2)
                                                            ----------   ----------    ----------   ----------------  --------------
NET INVESTMENT INCOME (LOSS) FROM SERIES:
 Dividends (net of foreign tax withheld).................   $  677,822   $  232,631    $  384,463     $ 2,178,421     $1,318,703
 Interest................................................       10,616        6,339         5,669         129,856          6,935
 Expenses................................................     (351,512)(3) (237,538)(4)  (352,505)(5)  (1,188,627)      (218,741)
                                                            ----------   ----------    ----------     -----------     ----------
   Net investment income from Series.....................      336,926        1,432        37,627       1,119,650      1,106,897
                                                            ----------   ----------    ----------     -----------     ----------
EXPENSES:
 Administration and accounting fees......................       22,815       22,815        22,815          22,815         22,815
 Transfer agent fees.....................................       13,176       11,668        13,710          46,153          9,984
 Reports to shareholders.................................       10,721        6,910         8,178          35,571          7,944
 Trustees' fees..........................................        6,994        6,374         6,994           6,885          6,888
 Compliance services.....................................        1,193          721           994           4,893            818
 Registration fees.......................................       10,877       11,509         9,995          20,672         15,184
 Professional fees.......................................        9,618        7,013         8,849           7,554          4,511
 Other...................................................        2,112        1,636         1,845           5,919          1,915
                                                            ----------   ----------    ----------     -----------     ----------
   Total expenses before fee waivers and
    expense reimbursements...............................       77,506       68,646        73,380         150,462         70,059
   Expenses reimbursed...................................      (67,760)     (49,417)      (62,439)             --             --
   Administration and accounting fees waived.............       (4,928)     (11,409)       (5,704)             --        (10,682)
                                                            ----------   ----------    ----------     -----------     ----------
    Total expenses, net..................................        4,818        7,820         5,237         150,462         59,377
                                                            ----------   ----------    ----------     -----------     ----------
 Net investment income (loss)............................      332,108       (6,388)       32,390         969,188      1,047,520
                                                            ----------   ----------    ----------     -----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
 FROM SERIES:
 Net realized gain (loss) on investments.................    1,110,245      268,650      (102,162)      8,092,009      2,277,164
 Net realized gain on foreign currency transactions......           --           --            --         463,676             --
 Net realized gain on futures contracts..................           --           --            --          87,219             --
 Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currency..............................................    3,271,262    3,656,879     6,269,089      36,748,253      5,806,650
                                                            ----------   ----------    ----------     -----------     ----------
 Net gain on investments and foreign currency............    4,381,507    3,925,529     6,166,927      45,391,157      8,083,814
                                                            ----------   ----------    ----------     -----------     ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS........................................   $4,713,615   $3,919,141    $6,199,317     $46,360,345     $9,131,334
                                                            ==========   ==========    ==========     ===========     ==========

---------------
(1)  Formerly, the Wilmington International Multi-Manager Portfolio.
(2)  Formerly, the Wilmington Real Estate Portfolio.
(3) Expenses from Large Cap Multi-Manager Series are shown net of $23,077 of fees waived.
(4) Expenses from Mid Cap Multi-Manager Series are shown net of $5,853 of fees waived.
(5) Expenses from Small Cap Multi-Manager Series and Small Cap Quantitative Series are shown net of $13,969 and $3,083, respectively, of fees waived.
(6)  Expenses from Real Estate Series are shown net of $21,563 of fees waived.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2004 (Unaudited)


                                                                                                  Strategic Allocation Fund
                                                                                          -----------------------------------------
                                                                                           Large Cap       Mid Cap       Small Cap
                                                                                          -----------    -----------   ------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income (loss).........................................................    $   332,108    $    (6,388)  $     32,390
 Net realized gain (loss) on investments and foreign currency.........................      1,110,245        268,650       (102,162)
 Net change in unrealized appreciation (depreciation) on investments
   and foreign currency...............................................................      3,271,262      3,656,879      6,269,089
                                                                                          -----------    -----------   ------------
Net increase in net assets resulting from operations..................................      4,713,615      3,919,141      6,199,317
                                                                                          -----------    -----------   ------------
Distributions to shareholders:
 From net investment income...........................................................       (341,808)        (2,483)            --
 From net realized gain...............................................................             --       (113,174)    (1,456,767)
                                                                                          -----------    -----------   ------------
Total distributions...................................................................       (341,808)      (115,657)    (1,456,767)
                                                                                          -----------    -----------   ------------
Fund share transactions (a):
 Proceeds from shares sold............................................................      9,749,453      6,196,617      8,484,799
 Cost of shares issued on reinvestment of distributions...............................        207,512         92,829      1,180,249
 Cost of shares redeemed..............................................................     (6,895,611)    (3,891,541)    (5,296,005)
                                                                                          -----------    -----------   ------------
Net increase in net assets from Fund share transactions...............................      3,061,354      2,397,905      4,369,043
                                                                                          -----------    -----------   ------------
Total increase in net assets..........................................................      7,433,161      6,201,389      9,111,593
NET ASSETS:
 Beginning of period..................................................................     69,479,795     41,636,675     55,775,514
                                                                                          -----------    -----------   ------------
 End of period........................................................................    $76,912,956    $47,838,064   $ 64,887,107
                                                                                          ===========    ===========   ============
 Undistributed net investment income (accumulated loss)...............................    $    11,286    $   (23,391)  $     15,336
                                                                                          ===========    ===========   ============

                                                                                             Shares        Shares         Shares
                                                                                          -----------    -----------   ------------
(A)TRANSACTIONS IN CAPITAL SHARES WERE:
 Shares sold..........................................................................        874,303        515,267        672,254
 Shares issued on reinvestment of distributions.......................................         17,862          7,129         86,592
 Shares redeemed......................................................................       (624,033)      (329,289)      (428,181)
                                                                                          -----------    -----------   ------------
 Net increase in shares...............................................................        268,132        193,107        330,665
 Shares outstanding - Beginning of period.............................................      6,164,828      3,410,074      4,359,139
                                                                                          -----------    -----------   ------------
 Shares outstanding - End of period...................................................      6,432,960      3,603,181      4,689,804
                                                                                          ===========    ===========   ============








    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2004 (Unaudited)


                                                      Strategic Allocation Fund
                                                  --------------------------------
                                                  International(1)  Real Estate(2)
                                                  ----------------  --------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income ........................     $    969,188     $ 1,047,520
 Net realized gain on investments and foreign
  currency.....................................        8,555,685       2,277,164
 Net realized gain on futures contracts .......           87,219              --
 Net change in unrealized appreciation
  (depreciation) on investments and
   foreign currency............................       36,748,253       5,806,650
                                                    ------------     -----------
Net increase in net assets resulting from
  operations...................................       46,360,345       9,131,334
                                                    ------------     -----------
Distributions to shareholders:
 From net investment income ...................               --        (935,257)
 From net realized gain .......................       (2,546,225)     (2,475,149)
                                                    ------------     -----------
Total distributions ...........................       (2,546,225)     (3,410,406)
                                                    ------------     -----------
Fund share transactions (a):
 Proceeds from shares sold ....................       43,553,072       7,788,462
 Cost of shares issued on reinvestment of
  distributions................................        1,245,340       2,576,366
 Cost of shares redeemed ......................      (18,945,500)     (4,848,352)
                                                    ------------     -----------
Net increase in net assets from Fund share
  transactions.................................       25,852,912       5,516,476
                                                    ------------     -----------
Total increase in net assets ..................       69,667,032      11,237,404
NET ASSETS:
 Beginning of period ..........................      251,850,603      40,620,933
                                                    ------------     -----------
 End of period ................................     $321,517,635     $51,858,337
                                                    ============     ===========
 Undistributed net investment income ..........     $    689,936     $   509,095
                                                    ============     ===========

                                                       Shares          Shares
                                                    ------------     -----------
(A)TRANSACTIONS IN CAPITAL SHARES WERE:
 Shares sold ..................................        5,565,810         611,981
 Shares issued on reinvestment of
  distributions................................          149,860         197,915
 Shares redeemed ..............................       (2,491,868)       (382,469)
                                                    ------------     -----------
 Net increase in shares .......................        3,223,802         427,427
 Shares outstanding - Beginning of period .....       34,063,656       3,452,684
                                                    ------------     -----------
 Shares outstanding - End of period ...........       37,287,458       3,880,111
                                                    ============     ===========

---------------
(1)  Formerly, the Wilmington International Multi-Manager Portfolio.
(2)  Formerly, the Wilmington Real Estate Portfolio.



    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2004


                                                                                              Strategic Allocation Fund
                                                                                  -------------------------------------------------
                                                                                     Large Cap         Mid Cap          Small Cap
                                                                                  --------------    --------------   --------------
                                                                                  For the Period    For the Period   For the Period
                                                                                  July 1, 2003(1)   July 1, 2003(1)  July 1, 2003(1)
                                                                                      through          through           through
                                                                                   June 30, 2004    June 30, 2004     June 30, 2004
                                                                                  --------------    --------------   --------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income (loss).................................................     $    264,798      $   (14,519)      $   (92,800)
 Net realized gain (loss) on investments and foreign currency.................         (259,623)         100,449         1,448,558
 Net change in unrealized appreciation (depreciation) on investments and
   foreign currency...........................................................        6,222,471        5,242,638         6,083,019
                                                                                   ------------      -----------       -----------
Net increase in net assets resulting from operations..........................        6,227,646        5,328,568         7,438,777
                                                                                   ------------      -----------       -----------
Distributions to shareholders from net investment income......................         (243,810)              --                --
                                                                                   ------------      -----------       -----------
Fund share transactions (a):
 Proceeds from shares sold....................................................       75,852,301       40,675,572        55,840,314
 Cost of shares issued on reinvestment of distributions.......................          144,797               --                --
 Cost of shares redeemed......................................................      (12,501,139)      (4,367,465)       (7,503,577)
                                                                                   ------------      -----------       -----------
Net increase in net assets from Fund share transactions.......................       63,495,959       36,308,107        48,336,737
                                                                                   ------------      -----------       -----------
Total increase in net assets..................................................       69,479,795       41,636,675        55,775,514
NET ASSETS:
 Beginning of period..........................................................               --               --                --
                                                                                   ------------      -----------       -----------
 End of period................................................................     $ 69,479,795      $41,636,675       $55,775,514
                                                                                   ============      ===========       ===========
 Undistributed net investment income (accumulated loss).......................     $     20,988      $   (14,519)      $   (17,054)
                                                                                   ============      ===========       ===========

                                                                                      Shares            Shares           Shares
                                                                                  --------------    --------------   --------------
(A)TRANSACTIONS IN CAPITAL SHARES WERE:
 Shares sold..................................................................        7,293,856        3,788,752         4,980,389
 Shares issued on reinvestment of distributions...............................           13,321               --                --
 Shares redeemed..............................................................       (1,142,349)        (378,678)         (621,250)
                                                                                   ------------      -----------       -----------
 Net increase in shares.......................................................        6,164,828        3,410,074         4,359,139
 Shares outstanding -- Beginning of period....................................               --               --                --
                                                                                   ------------      -----------       -----------
 Shares outstanding -- End of period..........................................        6,164,828        3,410,074         4,359,139
                                                                                   ============      ===========       ===========

---------------
(1)  Commencement of operations.





    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================



STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2004


                                                  Strategic Allocation Fund
                                               -------------------------------
                                               International(2)    Real Estate(3)
                                               ----------------    --------------
                                                                  For the Period
                                                                  July 1, 2003(1)
                                                   Year Ended         through
                                                 June 30, 2004     June 30, 2004
                                                 --------------   --------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income ......................     $  2,012,582      $   823,952
 Net realized gain on investments and
  foreign currency...........................       21,183,740          705,561
 Net realized gain on futures contracts .....          263,700               --
 Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency...................................       13,831,964        2,450,217
                                                  ------------      -----------
Net increase in net assets resulting from
  operations.................................       37,291,986        3,979,730
                                                  ------------      -----------
Distributions to shareholders:
 From net investment income .................         (749,577)        (340,186)
 From net realized gain .....................               --          (23,060)
                                                  ------------      -----------
Total distributions .........................         (749,577)        (363,246)
                                                  ------------      -----------
Fund share transactions (a):
 Proceeds from shares sold ..................      138,276,220       41,227,160
 Cost of shares issued on reinvestment of
  distributions..............................          427,973          211,990
 Cost of shares redeemed ....................      (18,816,236)      (4,434,701)
                                                  ------------      -----------
Net increase in net assets from Fund share
  transactions...............................      119,887,957       37,004,449
                                                  ------------      -----------
Total increase in net assets ................      156,430,366       40,620,933
NET ASSETS:
 Beginning of period ........................       95,420,237               --
                                                  ------------      -----------
 End of period ..............................     $251,850,603      $40,620,933
                                                  ============      ===========
 Undistributed net investment income ........     $  1,879,058      $   396,832
                                                  ============      ===========

                                                     Shares           Shares
                                                 --------------   --------------
(A)TRANSACTIONS IN CAPITAL SHARES WERE:
 Shares sold ................................       20,156,583        3,831,150
 Shares issued on reinvestment of
  distributions..............................           62,661           19,254
 Shares redeemed ............................       (2,750,735)        (397,720)
                                                  ------------      -----------
 Net increase in shares .....................       17,468,509        3,452,684
 Shares outstanding -- Beginning of period ..       16,595,147               --
                                                  ------------      -----------
 Shares outstanding -- End of period ........       34,063,656        3,452,684
                                                  ============      ===========

---------------
(1)  Commencement of operations.
(2)  Formerly, the Wilmington International Multi-Manager Portfolio.
(3)  Formerly, the Wilmington Real Estate Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 FINANCIAL HIGHLIGHTS
================================================================================



   The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.



                                                For the Six-
                                                Month Period      For the Period
                                                    Ended         July 1, 2003(1)
LARGE CAP STRATEGIC ALLOCATION FUND --        December 31, 2004       through
   INSTITUTIONAL SHARES                          (Unaudited)       June 30, 2004
                                              -----------------   --------------
NET ASSET VALUE -- BEGINNING OF PERIOD ...         $ 11.27            $ 10.00
                                                   -------            -------
INVESTMENT OPERATIONS:
 Net investment income(2).................            0.05               0.05
 Net realized and unrealized gain on
  investments.............................            0.72               1.27
                                                   -------            -------
   Total from investment operations.......            0.77               1.32
                                                   -------            -------
DISTRIBUTIONS:
 From net investment income ..............           (0.08)             (0.05)
                                                   -------            -------
NET ASSET VALUE -- END OF PERIOD .........         $ 11.96            $ 11.27
                                                   =======            =======
TOTAL RETURN .............................           6.62%**           13.18%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(3)
 Expenses:
   Including expense limitations..........           1.00%*             1.00%*
   Excluding expense limitations..........           1.26%*             1.53%*
 Net investment income ...................           0.93%*             0.56%*
Portfolio turnover rate(4)................             27%**              26%**
Net Assets at the end of period (000
  omitted)................................         $76,913            $69,480

---------------
*   Annualized
**  Not annualized
(1) Commencement of operations.
(2) The net investment income per share was calculated using the average shares outstanding method.
(3) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Large Cap Multi-Manager Series and Large Cap Quantitative Series (the "Series").
(4) Portfolio turnover reflects the Fund's investment activity. The portfolio turnover for the Large Cap Multi-Manager Series and Large Cap Quantitative Series is presented in the accompanying financial statements of the Series.



    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
-----------------------------------------------
 FINANCIAL HIGHLIGHTS -- continued
================================================================================





                                                For the Six-
                                                Month Period      For the Period
                                                    Ended        July 1, 2003(1)
MID CAP STRATEGIC ALLOCATION FUND --          December 31, 2004       through
   INSTITUTIONAL SHARES                          (Unaudited)       June 30, 2004
                                              -----------------   --------------
NET ASSET VALUE -- BEGINNING OF PERIOD ...        $  12.21           $  10.00
                                                  --------           --------
INVESTMENT OPERATIONS:
 Net investment income (loss)(2)..........              --(3)           (0.01)
 Net realized and unrealized gain on
  investments.............................            1.10               2.22
                                                  --------           --------
   Total from investment operations.......            1.10               2.21
                                                  --------           --------
DISTRIBUTIONS:
 From net investment income ..............              --(3)              --
 From net realized gain ..................           (0.03)                --
                                                  --------           --------
   Total distributions....................           (0.03)                --
                                                  --------           --------
NET ASSET VALUE -- END OF PERIOD .........        $  13.28           $  12.21
                                                  ========           ========
TOTAL RETURN .............................           9.04%**           22.10%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(4)
 Expenses:
   Including expense limitations..........           1.15%*             1.15%*
   Excluding expense limitations..........           1.44%*             1.87%*
 Net investment loss .....................         (0.02)%*           (0.05)%*
Portfolio turnover rate(5)................             12%**              17%**
Net Assets at the end of period (000
  omitted)................................        $ 47,838           $ 41,637

---------------
*   Annualized
**  Not annualized
(1) Commencement of operations.
(2) The net investment income (loss) per share was calculated using the average shares outstanding method.
(3) Less than $0.01 per share.
(4) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Mid Cap Multi-Manager Series and Mid Cap Quantitative Series (the "Series").
(5) Portfolio turnover reflects the Fund's investment activity. The portfolio turnover for the Mid Cap Multi-Manager Series and Mid Cap Quantitative Series is presented in the accompanying financial statements of the Series.



    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 FINANCIAL HIGHLIGHTS -- continued
================================================================================





                                                For the Six-
                                                Month Period      For the Period
                                                    Ended         July 1, 2003(1)
SMALL CAP STRATEGIC ALLOCATION FUND --        December 31, 2004       through
   INSTITUTIONAL SHARES                          (Unaudited)       June 30, 2004
                                              -----------------   --------------
NET ASSET VALUE -- BEGINNING OF PERIOD ...         $ 12.80           $  10.00
                                                   -------           --------
INVESTMENT OPERATIONS:
 Net investment income (loss)(2)..........            0.01              (0.03)
 Net realized and unrealized gain on
  investments.............................            1.35               2.83
                                                   -------           --------
   Total from investment operations.......            1.36               2.80
                                                   -------           --------
DISTRIBUTIONS:
 From net realized gain ..................           (0.32)                 -
                                                   -------           --------
NET ASSET VALUE -- END OF PERIOD .........         $ 13.84           $  12.80
                                                   =======           ========
TOTAL RETURN .............................          10.65%**           28.00%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(3)
 Expenses:
   Including expense limitations..........           1.25%*             1.25%*
   Excluding expense limitations..........           1.54%*             1.92%*
 Net investment income (loss) ............           0.06%*           (0.26)%*
Portfolio turnover rate(4)................             10%**              20%**
Net Assets at the end of period (000
  omitted)................................         $64,887           $ 55,776

---------------
*   Annualized
**  Not annualized
(1) Commencement of operations.
(2) The net investment income (loss) per share was calculated using the average shares outstanding method.
(3) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Small Cap Multi-Manager Series and Small Cap Quantitative Series (the "Series").
(4) Portfolio turnover reflects the Fund's investment activity. The portfolio turnover for the Small Cap Multi-Manager Series and Small Cap Quantitative Series is presented in the accompanying financial statements of the Series.






    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 FINANCIAL HIGHLIGHTS -- continued
================================================================================





                                                          For the Six-
                                                          Month Period                           For the Fiscal
                                                             Ended                            Years Ended June 30,
                                                       December 31, 2004    -------------------------------------------------------
                                                          (Unaudited)         2004       2003         2002        2001       2000+
                                                       -----------------    --------   --------    ---------    ---------   -------
INTERNATIONAL STRATEGIC ALLOCATION FUND(3) --
  INSTITUTIONAL SHARES
NET ASSET VALUE -- BEGINNING OF PERIOD..............        $   7.39        $   5.75   $   6.29    $    7.43    $   12.48   $ 10.03
                                                            --------        --------   --------    ---------    ---------   -------
INVESTMENT OPERATIONS:
 Net investment income(1)...........................            0.03            0.08       0.07         0.01         0.05      0.08
 Net realized and unrealized gain
   (loss) on investments and foreign
   currency.........................................            1.27            1.59      (0.61)       (1.07)       (3.19)     3.09
                                                            --------        --------   --------    ---------    ---------   -------
   Total from investment operations.................            1.30            1.67      (0.54)       (1.06)       (3.14)     3.17
                                                            --------        --------   --------    ---------    ---------   -------
DISTRIBUTIONS:
 From net investment income ........................           (0.07)          (0.03)         -        (0.02)       (0.06)    (0.06)
 From net realized gains ...........................               -               -          -        (0.06)       (1.85)    (0.66)
                                                            --------        --------   --------    ---------    ---------   -------
   Total distributions..............................           (0.07)          (0.03)         -        (0.08)       (1.91)    (0.72)
                                                            --------        --------   --------    ---------    ---------   -------
NET ASSET VALUE -- END OF PERIOD ...................        $   8.62        $   7.39   $   5.75    $    6.29    $    7.43   $ 12.48
                                                            ========        ========   ========    =========    =========   =======
TOTAL RETURN .......................................          17.64%**        29.12%    (8.59)%     (14.30)%     (27.55)%    31.52%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(2)
 Expenses:
   Including expense limitations....................           1.00%*          1.08%      1.36%        1.37%        1.07%     1.00%
   Excluding expense limitations....................           1.00%*          1.08%      1.38%        1.39%        1.29%     1.21%
 Net investment income .............................           0.72%*          1.16%      1.28%        0.21%        0.55%     0.66%
Portfolio turnover rate(4)..........................             36%**          129%       148%          91%          86%       78%
Net Assets at the end of period
  (000 omitted).....................................        $321,518        $251,851   $ 95,420    $  61,660    $  76,511   $84,078

---------------
*   Annualized
**  Not annualized
(1) The net investment income per share was calculated using the average share outstanding method.
(2) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - International Multi-Manager Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(3) Formerly, the Wilmington International Multi-Manager Portfolio.
+ Effective November 1, 1999, the Rodney Square International Equity Portfolio ("Rodney Square Portfolio") was merged into the Wilmington International Multi-Manager Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.



    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 FINANCIAL HIGHLIGHTS -- continued
================================================================================





                                                For the Six-
                                                Month Period      For the Period
                                                    Ended         July 1, 2003(1)
REAL ESTATE STRATEGIC ALLOCATION FUND(4) --  December 31, 2004       through
   INSTITUTIONAL SHARES                          (Unaudited)       June 30, 2004
                                              -----------------   --------------
NET ASSET VALUE -- BEGINNING OF PERIOD ...         $ 11.77            $ 10.00
                                                   -------            -------
INVESTMENT OPERATIONS:
 Net investment income ...................            0.29               0.38
 Net realized and unrealized gain on
  investments.............................            2.23               1.55
                                                   -------            -------
   Total from investment operations.......            2.52               1.93
                                                   -------            -------
DISTRIBUTIONS:
 From net investment income ..............           (0.25)             (0.15)
 From net realized gains .................           (0.67)             (0.01)
                                                   -------            -------
   Total distributions....................           (0.92)             (0.16)
                                                   -------            -------
NET ASSET VALUE -- END OF PERIOD .........         $ 13.37            $ 11.77
                                                   =======            =======
TOTAL RETURN .............................          21.72%**           19.40%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(3)
 Expenses:
   Including expense limitations..........           1.21%*             1.56%*
   Excluding expense limitations..........           1.26%*             1.78%*
 Net investment income ...................           2.30%*             3.36%*
Portfolio turnover rate(4)................             42%**              29%**
Net Assets at the end of period (000
  omitted)................................         $51,858            $40,621

---------------
*   Annualized
**  Not annualized
(1) Commencement of operations.
(2) The net investment income per share was calculated using the average share outstanding method.
(3) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Real Estate Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(4) Formerly, the Wilmington Real Estate Portfolio.




    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================


1. DESCRIPTION OF THE FUND. Wilmington Large Cap Strategic Allocation Fund, Wilmington Mid Cap Strategic Allocation Fund, Wilmington Small Cap Strategic Allocation Fund, Wilmington International Strategic Allocation Fund, and Wilmington Real Estate Strategic Allocation Fund (each a "Fund" and collectively, the "Funds") are series of WT Mutual Fund (the "WT Fund"). WT Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a portfolio that is separate and distinct from the shares in any other portfolio and to further divide shares of any portfolio into one or more separate and distinct classes of shares. These financial statements and related notes pertain only to the Funds. Information regarding other series of WT Fund is contained in separate reports to their shareholders.

   The Funds offer three classes of shares (except for the Wilmington International Strategic Allocation Fund and the Wilmington Real Estate Strategic Allocation Fund, which offer only Institutional and Investor Shares): Institutional Shares, Investor Shares and Service Shares. Institutional Shares are offered to retirement plans. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. Service Shares are available to investors who use a financial intermediary and are subject to a shareholder service fee. As of December 31, 2004, the Investor Shares and Service Shares have not commenced operations.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each of the Funds pursues its investment objective by investing in one or more investment companies.

   Wilmington Large Cap Strategic Allocation Fund, Wilmington Mid Cap Strategic Allocation Fund, and Wilmington Small Cap Strategic Allocation Fund ("Strategic Funds") pursue their investment objectives by investing in the following series of WT Investment Trust I in accordance with weightings determined by the investment adviser.

                                    Total
                                Investments at
  Fund                        December 31, 2004   WT Investment Trust I Series
  ----                        -----------------   ------------------------------
  Wilmington Large Cap
    Strategic Allocation
    Fund                           $26,368,390      Large Cap Quantitative Series
                                    50,560,781      Large Cap Multi-Manager Series
  Wilmington Mid Cap
    Strategic Allocation
    Fund                           $17,857,645      Mid Cap Quantitative Series
                                    30,003,432      Mid Cap Multi-Manager Series
  Wilmington Small Cap
    Strategic Allocation
    Fund                           $23,618,341      Small Cap Quantitative Series
                                    41,293,563      Small Cap Multi-Manager Series

   As of December 31, 2004, each Strategic Fund owned approximately 100% of the corresponding series of WT Investment Trust I.

   Wilmington International Strategic Allocation Fund and Wilmington Real Estate Strategic Allocation Fund (each a "Fund") (effective November 1, 1999 with respect to the Wilmington International Multi-Manager Portfolio) seek to achieve their investment objectives by investing all of their investable assets in the International Multi-Manager Series and Real Estate Series, respectively, each a Series of WT Investment Trust I which has the same investment objective, policies and limitations as the Fund. As of December 31, 2004, each Fund owned approximately 100% of its respective Series.

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================


   The performance of each Fund is directly affected by the performance of the series of WT Investment Trust I ("Series") in which it invests. The financial statements of each Series, including its schedule of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Funds:

   Valuation of Investment in Series. Valuation of each Fund's investment in its respective Series is based on the securities held by the Series. Each Fund is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Fund records its share of the respective Series' income (loss), expenses and realized and unrealized gains and losses daily. Additionally, each Fund records its own expenses as incurred.

   Distribution to Shareholders. Distributions to shareholders of the Funds are declared and paid to shareholders quarterly except for the Wilmington International Strategic Allocation Fund which are declared and paid annually.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Funds do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to the Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. RSMC also receives a service fee of 0.006% of each Funds' average daily net assets under a Compliance, Support and Recordkeeping Services Agreement. From July 1, 2004 to September 30, 2004, RSMC also served as administrator and accounting agent to each Fund. From July 1, 2004 to September 30, 2004, RSMC was paid $7,875, $4,500, $7,875, $9,000, and $6,750 by the Large Cap Strategic Allocation Fund, the Mid Cap Strategic Allocation Fund, Small Cap Strategic Allocation Fund, International Strategic Allocation Fund and the Real Estate Allocation Fund respectively, for its administrative and accounting services. The fees charged to the Series are discussed in the notes to the Series' financial statements.

   RSMC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.00%,

WILMINGTON FUNDS -- STRATEGIC ALLOCATION FUNDS
----------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================


   1.15%, 1.25% and 1.75% of the average daily net assets of the Wilmington Large Cap Strategic Allocation Fund, Wilmington Mid Cap Strategic Allocation Fund, Wilmington Small Cap Strategic Allocation Fund and Wilmington Real Estate Strategic Allocation Fund respectively. These undertakings will remain in place until July 1, 2006 for the Strategic Funds and January 1, 2006 for the Wilmington Real Estate Strategic Allocation Fund, respectively, unless the Board of Trustees approves their earlier termination.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes.

   The tax character of distributions paid was as follows:

                                                                               Strategic Allocation Fund
                                                           -----------------------------------------------------------------
                                                           Large Cap    Mid Cap    Small Cap    International    Real Estate
                                                           ---------   --------    ----------   -------------    -----------
  Six-Month Period Ended December 31, 2004
  Ordinary Income......................................    $341,808    $115,302    $1,456,767     $2,546,225      $1,969,942
  Long-term capital gains..............................          --         355            --             --       1,440,464
                                                           --------    --------    ----------     ----------      ----------
   Total distributions ................................    $341,808    $115,657    $1,456,767     $2,546,225      $3,410,406
                                                           ========    ========    ==========     ==========      ==========
  Year Ended June 30, 2004
  Ordinary Income......................................    $243,810    $     --    $       --     $  749,577      $  363,246
                                                           --------    --------    ----------     ----------      ----------
   Total distributions ................................    $243,810    $115,657    $1,456,767     $  749,577      $  363,246
                                                           ========    ========    ==========     ==========      ==========

   The components of accumulated earnings (deficit) on a tax basis are determined at fiscal year-end. Accordingly, tax-basis balances have not been determined as of December 31, 2004. For Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. The Funds measure their capital loss carryforwards at their fiscal year-end. As of June 30, 2004, the following Funds had capital loss carryforwards:

                                                        Large Cap    International
                                                        Strategic      Strategic
                                                        Allocation     Allocation
                                                           Fund           Fund
                                                        ----------   -------------
  6/30/2011 ........................................          --       $7,487,373
  6/30/2012 ........................................      $2,647               --

5. INVESTMENTS. During the six-month period ended December 31, 2004, purchases and sales of the Strategic Funds in the underlying Series were as follows:

                                                                                                    Strategic Allocation Fund
                                                                                             --------------------------------------
                                                                                              Large Cap      Mid Cap      Small Cap
                                                                                             -----------    ----------   ----------
  Purchases..............................................................................    $21,826,466    $7,255,000   $8,561,281
  Sales..................................................................................     19,098,992     4,961,380    5,630,257

6. CONTRACTUAL OBLIGATIONS. The Series enter into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series have not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
----------------------------------------------------
 SEMI ANNUAL REPORT / DECEMBER 31, 2004 (UNAUDITED)
================================================================================



          (The following pages should be read in conjunction with the
                         Funds' Financial Statements.)

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP MULTI-MANAGER
 SERIES
------------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
 (Showing Percentage of Total Investments)
================================================================================

                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
COMMON STOCK -- 98.7%
 AEROSPACE & DEFENSE -- 1.7%
   Northrop Grumman Corp.................................     5,600   $  304,416
   United Technologies Corp..............................     5,600      578,760
                                                                      ----------
  TOTAL AEROSPACE & DEFENSE .......................................      883,176
                                                                      ----------
 COMMUNICATION & BROADCASTING -- 8.3%
   CenturyTel, Inc.......................................     8,600      305,042
   Comcast Corp. -- Class A*.............................    32,900    1,080,436
   Fox Entertainment -- Class A*.........................     8,400      262,584
   Liberty Media Corp. -- Class A*.......................    54,350      596,763
   Meredith Corp.........................................     3,200      173,440
   Nextel Communications, Inc.*..........................    27,100      813,000
   Time Warner, Inc.*....................................    49,400      960,336
                                                                      ----------
  TOTAL COMMUNICATION & BROADCASTING ..............................    4,191,601
                                                                      ----------
 COMPUTER SERVICES -- 1.8%
   Microsoft Corp........................................    13,200      352,572
   Oracle Corp.*.........................................    40,900      561,148
                                                                      ----------
  TOTAL COMPUTER SERVICES .........................................      913,720
                                                                      ----------
 CONSUMER PRODUCTS -- 4.5%
   Colgate-Palmolive Co..................................     8,000      409,280
   Gillette Co...........................................    19,640      879,479
   Procter & Gamble Co...................................    17,500      963,900
                                                                      ----------
  TOTAL CONSUMER PRODUCTS .........................................    2,252,659
                                                                      ----------
 ELECTRIC, GAS, WATER, & UTILITIES -- 3.3%
   Exelon Corp...........................................    24,100    1,062,087
   FirstEnergy Corp......................................     9,300      367,443
   PG&E Corp*............................................     7,000      232,960
                                                                      ----------
  TOTAL ELECTRIC, GAS, WATER, & UTILITIES .........................    1,662,490
                                                                      ----------
 ENTERTAINMENT & LEISURE -- 0.4%
   The Walt Disney Co....................................     7,650      212,670
                                                                      ----------
  TOTAL ENTERTAINMENT & LEISURE ...................................      212,670
                                                                      ----------
 FINANCE & INSURANCE -- 23.4%
  FINANCIAL SERVICES -- 2.9%
   Citigroup, Inc........................................    24,850    1,197,273
   H&R Block, Inc........................................     3,600      176,400
   Providian Financial Corp.*............................     6,800      111,996
                                                                      ----------
                                                                       1,485,669
                                                                      ----------
  INSURANCE CARRIERS -- 8.7%
   Aetna, Inc............................................     1,200      149,700
   American International Group, Inc.....................    22,040    1,447,367
   Assurant, Inc.........................................    12,000      366,600
   Chubb Corp............................................     8,600      661,340
   Coventry Health Care, Inc.*...........................     2,600      138,008
   The Allstate Corp.....................................    13,300      687,876

                                                                        Value
                                                            Shares     (Note 2)
                                                            ------   -----------
  INSURANCE CARRIERS -- (CONTINUED)
   The PMI Group, Inc...................................     7,200   $   300,600
   Wellpoint, Inc.*.....................................     5,500       632,500
                                                                     -----------
                                                                       4,383,991
                                                                     -----------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 5.7%
   American Express Co..................................    14,740       830,894
   Fannie Mae...........................................    10,500       747,705
   Freddie Mac..........................................     2,400       176,880
   Fremont General Corp.................................     4,000       100,720
   Golden West Financial Corp...........................     2,000       122,840
   Sovereign Bancorp, Inc...............................    16,400       369,820
   Washington Mutual, Inc...............................    12,800       541,184
                                                                     -----------
                                                                       2,890,043
                                                                     -----------
  SECURITY & COMMODITY BROKERS, DEALERS, & SERVICES -- 4.1%
   J.P. Morgan Chase & Co...............................     7,000       273,070
   Merrill Lynch & Co., Inc.............................    13,200       788,964
   Morgan Stanley.......................................    11,400       632,928
   The Bear Stearns Co., Inc............................     3,600       368,316
                                                                     -----------
                                                                       2,063,278
                                                                     -----------
  STATE & NATIONAL BANKS -- 2.0%
   Bank of America Corp.................................    19,398       911,512
   Wells Fargo & Co.....................................     2,000       124,300
                                                                       1,035,812
                                                                     -----------
  TOTAL FINANCE & INSURANCE ......................................    11,858,793
                                                                     -----------
 HOTELS & MOTELS -- 0.4%
   Marriott International, Inc. -- Class A..............     3,600       226,728
                                                                     -----------
  TOTAL HOTELS & MOTELS ..........................................       226,728
                                                                     -----------
 INFORMATION TECHNOLOGY -- 1.0%
  HOME ENTERTAINMENT SOFTWARE -- 0.5%
   Electronic Arts, Inc.*...............................     4,260       262,757
                                                                     -----------
  IT CONSULTING & SERVICES -- 0.5%
   Computer Sciences Corp.*.............................     1,600        90,192
   Ingram Micro, Inc. -- Class A*.......................     8,000       166,400
                                                                     -----------
                                                                         256,592
                                                                     -----------
  TOTAL INFORMATION TECHNOLOGY ...................................       519,349
                                                                     -----------
 MANUFACTURING -- 28.8%
  AUTO PARTS & EQUIPMENT -- 0.3%
   BorgWarner, Inc......................................     3,000       162,510
                                                                     -----------
  BIOTECHNOLOGY -- 2.4%
   Amgen, Inc.*.........................................     8,510       545,917
   Genentech, Inc.*.....................................    12,100       658,724
                                                                     -----------
                                                                       1,204,641
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP MULTI-MANAGER
 SERIES
------------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================

                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
  COMPUTERS & OFFICE EQUIPMENT -- 2.2%
   Apple Computer, Inc.*.................................     2,000   $  128,800
   Dell, Inc.*...........................................     6,400      269,696
   Intel Corp............................................     9,200      215,188
   Xerox Corp.*..........................................    30,500      518,805
                                                                      ----------
                                                                       1,132,489
                                                                      ----------
  DIVERSIFIED MANUFACTURING INDUSTRIES -- 2.5%
   3M Co.................................................     6,100      500,627
   Honeywell International, Inc..........................    11,500      407,215
   Illinois Tool Works, Inc..............................     4,100      379,988
                                                                      ----------
                                                                       1,287,830
                                                                      ----------
  ENGINES & TURBINES -- 0.6%
   Briggs & Stratton Corp................................     7,000      291,060
                                                                      ----------
  FOOD & BEVERAGE -- 1.2%
   Coca-Cola Co..........................................       509       21,190
   PepsiCo, Inc..........................................    11,120      580,464
                                                                      ----------
                                                                         601,654
                                                                      ----------
  GENERAL CONSTRUCTION - SINGLE HOMES -- 1.3%
   NVR, Inc.*............................................       200      153,880
   Pulte Corp............................................     7,930      505,934
                                                                      ----------
                                                                         659,814
                                                                      ----------
  MACHINERY & HEAVY EQUIPMENT -- 1.2%
   Caterpillar, Inc......................................     6,000      585,060
                                                                      ----------
  MEDICAL EQUIPMENT & SUPPLIES -- 1.4%
   Boston Scientific Corp.*..............................    16,900      600,795
   Respironics, Inc.*....................................     1,800       97,848
                                                                      ----------
                                                                         698,643
                                                                      ----------
  MISC. ELECTRICAL MACHINERY, EQUIPMENT, & SUPPLIES -- 4.0%
   Emerson Electric Co...................................     9,700      679,970
   General Electric Co...................................    36,600    1,335,899
                                                                      ----------
                                                                       2,015,869
                                                                      ----------
  MISC. MANUFACTURING INDUSTRIES -- 1.7%
   E.I. DuPont de Nemours & Co...........................    13,350      654,818
   SPX Corp..............................................     5,000      200,300
                                                                      ----------
                                                                         855,118
                                                                      ----------
  MOTORCYCLES, BICYCLES, & PARTS -- 0.4%
   Harley-Davidson, Inc..................................     3,400      206,550
                                                                      ----------


                                                                        Value
                                                            Shares     (Note 2)
                                                            ------   -----------
  PHARMACEUTICAL PREPARATIONS -- 6.4%
   Abbott Laboratories..................................    13,900   $   648,435
   Eli Lilly & Co.......................................    11,200       635,600
   Johnson & Johnson....................................    19,520     1,237,957
   Pfizer, Inc..........................................    18,900       508,221
   Wyeth................................................     3,200       136,288
                                                                     -----------
                                                                       3,166,501
                                                                     -----------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 1.1%
   Medtronic, Inc.......................................    11,050       548,854
                                                                     -----------
  SEMICONDUCTORS -- 1.1%
   Applied Materials, Inc.*.............................     7,800       133,380
   Maxim Integrated Products, Inc.......................    10,000       423,900
                                                                     -----------
                                                                         557,280
                                                                     -----------
  TELECOMMUNICATIONS EQUIPMENT -- 1.0%
   QUALCOMM, Inc........................................    12,400       525,760
                                                                     -----------
  TOTAL MANUFACTURING ............................................    14,499,633
                                                                     -----------
 OIL & GAS -- 5.9%
  OIL & GAS EXPLORATION -- 5.4%
   Apache Corp..........................................     6,400       323,648
   ChevronTexaco Corp...................................     9,000       472,590
   ConocoPhillips.......................................     9,800       850,934
   Devon Energy Corp....................................    14,300       556,556
   Kerr-McGee Corp......................................     6,900       398,751
   Valero Energy Corp...................................     3,200       145,280
                                                                     -----------
                                                                       2,747,759
                                                                     -----------
  PIPELINES -- 0.5%
   The Williams Cos., Inc...............................    14,600       237,834
                                                                     -----------
  TOTAL OIL & GAS ................................................     2,985,593
                                                                     -----------
 SERVICES -- 7.9%
  ADVERTISING -- 0.9%
   Omnicom Group, Inc...................................     5,120       431,718
                                                                     -----------
  BUSINESS SERVICES -- 2.4%
   Cendant Corp.........................................    35,830       837,706
   Paychex, Inc.........................................    11,200       381,696
                                                                     -----------
                                                                       1,219,402
                                                                     -----------
  INTERNET SERVICES -- 0.3%
   Yahoo!, Inc.*........................................     4,400       165,792
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP MULTI-MANAGER
 SERIES
------------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
  MEDICAL & HEALTH SERVICES -- 1.4%
   Caremark Rx, Inc.*....................................     5,200   $  205,300
   HCA, Inc..............................................    12,550      501,498
                                                                      ----------
                                                                         706,534
                                                                      ----------
  OIL & GAS FIELD SERVICES -- 1.6%
   Schlumberger, Ltd.....................................    12,300      823,485
                                                                      ----------
  PRINTING & PUBLISHING -- 0.9%
   Gannett Co., Inc......................................     5,800      473,860
                                                                      ----------
  TELECOMMUNICATIONS SERVICES -- 0.4%
   Juniper Networks, Inc.*...............................     7,200      195,768
                                                                      ----------
  TOTAL SERVICES ..................................................    4,016,559
                                                                      ----------
 TRANSPORTATION -- 1.7%
  RAILROADS -- 0.3%
   Burlington Northern Santa Fe Corp.....................     2,800      132,468
                                                                      ----------
  TRANSPORTATION SHIPPING -- 1.4%
   United Parcel Service, Inc............................     8,400      717,864
                                                                      ----------
  TOTAL TRANSPORTATION ............................................      850,332
                                                                      ----------
 WHOLESALE & RETAIL TRADE -- 9.6%
  RETAIL BUILDING MATERIALS -- 0.4%
   The Home Depot, Inc...................................     4,600      196,604
                                                                      ----------
  RETAIL DEPARTMENT STORES -- 1.7%
   Kohl's Corp.*.........................................    13,010      639,702
   Wal-Mart Stores, Inc..................................     4,100      216,562
                                                                      ----------
                                                                         856,264
                                                                      ----------

                                                                        Value
                                                           Shares      (Note 2)
                                                           -------   -----------
  RETAIL EATING & DRINKING PLACES -- 2.6%
   McDonald's Corp.....................................     18,600   $   596,316
   Yum! Brands, Inc.*..................................     15,150       717,777
                                                                     -----------
                                                                       1,311,093
                                                                     -----------
  RETAIL MERCHANDISING -- 2.2%
   Bed Bath & Beyond, Inc.*............................     11,700       466,011
   CVS Corp............................................     14,650       660,276
                                                                     -----------
                                                                       1,126,287
                                                                     -----------
  SPECIALTY RETAIL STORES -- 2.7%
   Office Depot, Inc.*.................................     43,550       756,027
   Pitney Bowes, Inc...................................     13,150       608,582
                                                                     -----------
                                                                       1,364,609
                                                                     -----------
  TOTAL WHOLESALE & RETAIL TRADE .................................     4,854,857
                                                                     -----------
  TOTAL COMMON STOCK (Cost $43,994,146) ..........................    49,928,160
                                                                     -----------
SHORT-TERM INVESTMENTS -- 1.5%
   BlackRock Liquidity Funds TempCash
     Portfolio - Institutional Series..................    328,278       328,278
   BlackRock Liquidity Funds TempFund
     Portfolio - Institutional Series..................    328,278       328,278
                                                                     -----------
  TOTAL SHORT-TERM INVESTMENTS
     (Cost $656,556) .............................................       656,556
                                                                     -----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $44,650,702)+ ............................................   $50,584,716
                                                                     ===========

---------------
*  Non-income producing security.
+ The cost for Federal income tax purposes is $44,724,363. At December 31, 2004, net unrealized appreciation was $5,860,353. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $6,326,775, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $466,422.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP QUANTITATIVE
 SERIES
-----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
 (Showing Percentage of Total Investments)
================================================================================

                                                             Shares      Value
                                                             ------   ----------
COMMON STOCK -- 69.8%
 AEROSPACE & DEFENSE -- 1.1%
    General Dynamics Corp.* .............................       537   $   56,170
    Goodrich Corp. ......................................       298        9,727
    L-3  Communications Holdings, Inc. ..................       300       21,972
    Lockheed Martin Corp. ...............................       325       18,054
    Northrop Grumman Corp. ..............................     1,075       58,437
    Raytheon Co. ........................................     1,085       42,131
    Rockwell Collins, Inc. ..............................       168        6,626
    The Boeing Co. ......................................       577       29,871
    United Technologies Corp. ...........................       346       35,759
                                                                      ----------
  TOTAL AEROSPACE & DEFENSE .......................................      278,747
                                                                      ----------
 COMMUNICATION & BROADCASTING -- 4.5%
    ADC Telecommunications, Inc.* .......................     2,245        6,017
    ALLTEL Corp. ........................................       738       43,365
    AT&T Corp. ..........................................     2,245       42,790
    CenturyTel, Inc. ....................................       275        9,754
    Clear Channel Communications, Inc. ..................     1,488       49,833
    Comcast Corp. -- Class A* ...........................     5,807      193,257
    News Corp. -- Class A ...............................     6,825      127,355
    Nextel Communications, Inc.* ........................       764       22,920
    Time Warner, Inc.* ..................................    11,739      228,206
    Univision Communications, Inc. -- Class A* ..........       823       24,089
    Verizon Communications, Inc. ........................     7,183      290,983
    Viacom, Inc. -- Class B .............................     4,352      158,369
                                                                      ----------
  TOTAL COMMUNICATION & BROADCASTING ..............................    1,196,938
                                                                      ----------
 COMPUTER SERVICES -- 1.9%
    Adobe Systems, Inc. .................................       257       16,124
    Affiliated Computer Services, Inc. -- Class A* ......       285       17,154
    Autodesk, Inc. ......................................       114        4,326
    Citrix Systems, Inc.* ...............................       311        7,629
    Computer Associates International, Inc. .............       196        6,088
    Electronic Data Systems Corp. .......................     1,282       29,614
    EMC Corp.* ..........................................     6,054       90,023
    Microsoft Corp. .....................................     7,250      193,648
    NCR Corp.* ..........................................       256       17,723
    Oracle Corp.* .......................................     3,477       47,704
    Sun Microsystems, Inc.* .............................     8,463       45,531
    SunGard Data Systems, Inc.* .........................       749       21,219
    Unisys Corp.* .......................................       764        7,778
                                                                      ----------
  TOTAL COMPUTER SERVICES .........................................      504,561
                                                                      ----------


                                                               Shares     Value
                                                               ------   --------
 CONSUMER PRODUCTS -- 1.0%
    Alberto-Culver Co. -- Class B .........................      229    $ 11,123
    Avon Products, Inc. ...................................      450      17,415
    Bausch & Lomb, Inc. ...................................      159      10,249
    Colgate-Palmolive Co. .................................      215      10,999
    Eastman Kodak Co. .....................................      733      23,639
    Fortune Brands, Inc. ..................................       91       7,023
    Gillette Co. ..........................................      569      25,480
    Hasbro, Inc. ..........................................      343       6,647
    Kimberly-Clark Corp. ..................................      304      20,006
    Mattel, Inc. ..........................................      510       9,940
    Newell Rubbermaid, Inc. ...............................      180       4,354
    Procter & Gamble Co. ..................................    1,680      92,535
    Reebok International, Ltd. ............................      196       8,624
    The Clorox Co. ........................................      203      11,963
    Whirlpool Corp. .......................................      161      11,143
                                                                        --------
  TOTAL CONSUMER PRODUCTS ...........................................    271,140
                                                                        --------
 ELECTRIC, GAS, WATER, & UTILITIES -- 3.0%
    AES Corp.* ............................................      449       6,138
    Allegheny Energy, Inc.* ...............................      253       4,987
    Ameren Corp. ..........................................      482      24,167
    American Electric Power Co., Inc. .....................    1,128      38,736
    Calpine Corp.* ........................................    2,382       9,385
    CenterPoint Energy, Inc. ..............................      437       4,938
    Cinergy Corp. .........................................      447      18,609
    CMS Energy Corp.* .....................................      279       2,916
    Consolidated Edison, Inc. .............................      596      26,075
    Constellation Energy Group ............................      440      19,232
    Dominion Resources, Inc. ..............................      890      60,288
    DTE Energy Co. ........................................      443      19,107
    Duke Energy Corp. .....................................    2,366      59,930
    Edison International Co.* .............................      781      25,015
    Entergy Corp. .........................................      542      36,634
    Exelon Corp. ..........................................    1,626      71,657
    FirstEnergy Corp. .....................................      884      34,927
    FPL Group, Inc. .......................................      531      39,692
    KeySpan Corp. .........................................      357      14,084
    Nicor, Inc. ...........................................       54       1,995
    NiSource, Inc. ........................................      720      16,402
    PG&E Corp.* ...........................................    1,161      38,638
    Pinnacle West Capital Corp. ...........................      192       8,527
    PPL Corp. .............................................      423      22,537
    Progress Energy, Inc. .................................      628      28,411
    Public Service Enterprise Group, Inc. .................      615      31,839

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP QUANTITATIVE
 SERIES
-----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================

                                                             Shares      Value
                                                             ------   ----------
    Sempra Energy Co. ...................................       723   $   26,520
    TECO Energy, Inc. ...................................       551        8,452
    The Southern Co. ....................................     1,790       60,000
    TXU Corp. ...........................................       260       16,786
    Xcel Energy, Inc. ...................................     1,003       20,075
                                                                      ----------
  TOTAL ELECTRIC, GAS, WATER, & UTILITIES .........................      796,699
                                                                      ----------
 ENTERTAINMENT & LEISURE -- 0.7%
    Brunswick Corp. .....................................       252       12,474
    Harrah's Entertainment, Inc. ........................       145        9,699
    International Game Technology                               234        8,045
    The Walt Disney Co. .................................     5,173      143,809
                                                                      ----------
  TOTAL ENTERTAINMENT & LEISURE ...................................      174,027
                                                                      ----------
 FINANCE & INSURANCE -- 22.3%
   FINANCIAL SERVICES -- 5.9%
    AmSouth Bancorp .....................................       853       22,093
    Bank of New York Co., Inc. ..........................     2,111       70,550
    Cit Group, Inc.* ....................................       430       19,703
    Citigroup, Inc. .....................................    13,671      658,668
    Countrywide Financial Corp. .........................     1,412       52,258
    E*TRADE Group, Inc.* ................................     1,000       14,950
    First Horizon National Corp. ........................       267       11,510
    Franklin Resources, Inc. ............................       592       41,233
    Goldman Sachs Group, Inc. ...........................     1,216      126,513
    H&R Block, Inc. .....................................       115        5,635
    Janus Capital Group, Inc. ...........................       598       10,052
    Marshall & Ilsley Corp. .............................       521       23,028
    MBIA, Inc. ..........................................       348       22,021
    Moody's Corp. .......................................       164       14,243
    National City Corp. .................................     1,782       66,914
    Providian Financial, Corp.* .........................       758       12,484
    Prudential Financial, Inc. ..........................     1,334       73,317
    State Street Corp. ..................................       944       46,369
    SunTrust Banks, Inc. ................................       897       66,270
    Synovus Financial Corp. .............................       776       22,178
    T. Rowe Price Group, Inc. ...........................        97        6,033
    U.S. Bancorp ........................................     4,737      148,363
                                                                      ----------
                                                                       1,534,385
                                                                      ----------
   INSURANCE -- PROPERTY / CASUALTY -- 0.6%
    ACE, Ltd. ...........................................       696       29,754
    The Progressive Corp. ...............................       520       44,117
    The St. Paul Cos., Inc. .............................     1,683       62,389
    XL Capital, Ltd. -- Class A .........................       345       26,789
                                                                      ----------
                                                                         163,049
                                                                      ----------


                                                             Shares      Value
                                                             ------   ----------
   INSURANCE CARRIERS -- 4.6%
    Aetna, Inc. .........................................      381    $   47,530
    AFLAC, Inc. .........................................    1,421        56,613
    Ambac Financial Group, Inc. .........................      264        21,682
    American International Group, Inc. ..................    6,879       451,743
    AON Corp. ...........................................      831        19,828
    Chubb Corp. .........................................      463        35,605
    CIGNA Corp. .........................................      305        24,879
    Cincinnati Financial Corp. ..........................      412        18,235
    Hartford Financial Services Group, Inc. .............      803        55,656
    Jefferson-Pilot Corp. ...............................      331        17,199
    Lincoln National Corp. ..............................      370        17,272
    Loews Corp. .........................................      465        32,690
    Marsh & McLennan Cos., Inc. .........................    1,530        50,337
    MetLife, Inc. .......................................    2,030        82,235
    MGIC Investment Corp. ...............................      257        17,710
    Principal Financial Group, Inc. .....................      804        32,916
    SAFECO Corp. ........................................      270        14,105
    The Allstate Corp. ..................................    1,891        97,803
    Torchmark Corp. .....................................      279        15,942
    UnumProvident Corp. .................................      755        13,545
    WellPoint Inc.* .....................................      755        86,825
                                                                      ----------
                                                                       1,210,350
                                                                      ----------
   SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 2.9%
    American Express Co. ................................      837        47,182
    Capital One Financial Corp. .........................      562        47,326
    Fannie Mae ..........................................    2,597       184,932
    Freddie Mac .........................................    1,901       140,104
    Glden West Financial Corp. ..........................      844        51,838
    Huntington Bancshares, Inc. .........................      525        13,010
    M&T Bank Corp. ......................................      260        28,038
    MBNA Corp. ..........................................    3,233        91,138
    Northern Trust Corp. ................................      565        27,448
    SLM Corp. ...........................................      390        20,822
    Sovereign Bancorp, Inc. .............................      900        20,295
    Washington Mutual, Inc. .............................    2,167        91,621
                                                                      ----------
                                                                         763,754
                                                                      ----------
   SECURITY & COMMODITY BROKERS, DEALERS, & SERVICES -- 3.1%
    Charles Schwab Corp. ................................    3,477        41,585
    J.P. Morgan Chase & Co. .............................    9,426       367,707
    Lehman Brothers Holdings, Inc. ......................      763        66,747
    Merrill Lynch & Co., Inc. ...........................    2,447       146,257
    Morgan Stanley ......................................    2,750       152,680
    The Bear Stearns Cos., Inc. .........................      338        34,581
                                                                      ----------
                                                                         809,557
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP QUANTITATIVE
 SERIES
-----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                             Shares      Value
                                                             ------   ----------
   STATE & NATIONAL BANKS -- 5.2%
    Bank of America Corp. ...............................    10,541   $  495,321
    BB&T Corp. ..........................................     1,537       64,631
    Comerica, Inc. ......................................       443       27,032
    Compass Bancshares, Inc. ............................       450       21,902
    Fifth Third Bancorp .................................     1,467       69,360
    KeyCorp .............................................     1,134       38,443
    Mellon Financial Corp. ..............................     1,118       34,781
    North Fork Bancorp, Inc. ............................     1,250       36,063
    PNC Financial Services Group ........................       752       43,195
    Regions Financial Corp. .............................     1,149       40,893
    Wachovia Corp. ......................................     4,301      226,232
    Wells Fargo & Co. ...................................     4,330      269,109
    Zions Bancorp .......................................       192       13,062
                                                                      ----------
                                                                       1,380,024
                                                                      ----------
  TOTAL FINANCE & INSURANCE .......................................    5,861,119
                                                                      ----------
 HOTELS & MOTELS -- 0.2%
    Hilton Hotels Corp. .................................       896       20,375
    Marriott International, Inc. -- Class A .............       169       10,644
    Starwood Hotels & Resorts Worldwide, Inc. ...........       520       30,368
                                                                      ----------
  TOTAL HOTELS & MOTELS ...........................................       61,387
                                                                      ----------
 INFORMATION TECHNOLOGY -- 0.4%
   APPLICATION SOFTWARE -- 0.1%
    Compuware Corp.* ....................................     1,197        7,745
    Intuit, Inc.* .......................................       210        9,242
    Siebel Systems, Inc.* ...............................     1,246       13,083
                                                                      ----------
                                                                          30,070
                                                                      ----------
   COMPUTER STORAGE / PERIPHERALS -- 0.0%
    Network Appliance, Inc.* ............................       320       10,630
                                                                      ----------
                                                                          10,630
                                                                      ----------
   HOME ENTERTAINMENT SOFTWARE -- 0.1%
    Electronic Arts, Inc.* ..............................       276       17,024
                                                                      ----------
                                                                          17,024
                                                                      ----------
   INTERNET SOFTWARE & SERVICES -- 0.0%
    Novell, Inc.* .......................................       900        6,075
    Symantec Corp.* .....................................       163        4,199
                                                                      ----------
                                                                          10,274
                                                                      ----------

                                                               Shares     Value
                                                               ------   --------
   IT CONSULTING & SERVICES -- 0.1%
    Computer Sciences Corp.* ..............................      429    $ 24,183
                                                                        --------
   SYSTEMS SOFTWARE -- 0.1%
    PeopleSoft, Inc.* .....................................      964      25,526
                                                                        --------
  TOTAL INFORMATION TECHNOLOGY ......................................    117,707
                                                                        --------
 MANUFACTURING -- 18.7%
   AUTO PARTS & EQUIPMENT -- 0.2%
    Cooper Tire & Rubber Co. ..............................      275       5,926
    Genuine Parts Co. .....................................      345      15,201
    Johnson Controls, Inc. ................................      419      26,581
    The Goodyear Tire & Rubber Co.* .......................      398       5,835
    Visteon Corp. .........................................      424       4,142
                                                                        --------
                                                                          57,685
                                                                        --------
   AUTOMOBILE MANUFACTURERS -- 0.6%
    Ford Motor Co. ........................................    4,981      72,922
    General Motors Corp. ..................................    1,478      59,209
    PACCAR, Inc. ..........................................      204      16,418
                                                                        --------
                                                                         148,549
                                                                        --------
   BIOTECHNOLOGY -- 0.5%
    Amgen, Inc.* ..........................................      855      54,848
    Biogen Idec, Inc.* ....................................      900      59,949
    Genzyme Corp.* ........................................      149       8,652
    Gilead Sciences, Inc.* ................................      350      12,247
    Millipore Corp.* ......................................       67       3,777
                                                                        --------
                                                                         139,033
                                                                        --------
   BUILDING MATERIALS & COMPONENTS -- 0.3%
    Louisiana-Pacific Corp. ...............................      526      14,065
    Masco Corp. ...........................................    1,001      40,220
    Vulcan Materials Co. ..................................      223      12,178
                                                                        --------
                                                                          66,463
                                                                        --------
   CHEMICAL & ALLIED PRODUCTS -- 0.6%
    Air Products & Chemicals, Inc. ........................      570      33,043
    Ashland, Inc. .........................................      181      10,567
    Dow Chemical Co. ......................................      551      27,280


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP QUANTITATIVE
 SERIES
-----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                               Shares     Value
                                                               ------   --------
    Eastman Chemical Co. ..................................      164    $  9,468
    Ecolab, Inc. ..........................................      335      11,769
    Engelhard Corp. .......................................      372      11,409
    Great Lakes Chemical Corp. ............................      350       9,972
    PPG Industries, Inc. ..................................      356      24,265
    Rohm & Haas Co. .......................................      591      26,140
                                                                        --------
                                                                         163,913
                                                                        --------
   COMPUTERS & OFFICE EQUIPMENT -- 2.1%
    Apple Computer, Inc.* .................................      153       9,853
    Cisco Systems, Inc.* ..................................    4,586      88,510
    Dell, Inc.* ...........................................    1,626      68,520
    Gateway, Inc.* ........................................      630       3,786
    Hewlett-Packard Co. ...................................    7,629     159,980
    Intel Corp. ...........................................    4,172      97,583
    International Business Machines Corp. .................    1,104     108,832
    Lexmark International Group, Inc. -- Class A*..........       89       7,565
    QLogic Corp.* .........................................      229       8,411
    Xerox Corp.* ..........................................    2,200      37,422
                                                                        --------
                                                                         590,462
                                                                        --------
   CONTAINERS & PACKAGING -- 0.1%
    Ball Corp. ............................................      182       8,004
    Bemis Co., Inc. .......................................      194       5,643
    Pactiv Corp.* .........................................      274       6,929
    Sealed Air Corp.* .....................................       50       2,664
                                                                        --------
                                                                          23,240
                                                                        --------
   DIVERSIFIED MANUFACTURING INDUSTRIES -- 1.5%
    3M Co. ................................................      420      34,469
    Cooper Industries, Inc. ...............................      176      11,949
    Honeywell International, Inc. .........................    2,145      75,954
    Illinois Tool Works, Inc. .............................      187      17,331
    Ingersoll Rand Co. ....................................      432      34,690
    ITT Industries, Inc. ..................................      248      20,944
    Textron, Inc. .........................................      363      26,789
    Tyco International, Ltd. ..............................    5,424     193,854
                                                                        --------
                                                                         415,980
                                                                        --------


                                                               Shares     Value
                                                               ------   --------
   ELECTRONIC COMPONENTS & EQUIPMENT -- 0.6%
    Agilent Technologies, Inc.* ...........................    1,274    $ 30,703
    Applera Corp. -- Applied Biosystems
    Group .................................................      462       9,660
    KLA-Tencor Corp.* .....................................      510      23,756
    Linear Technology Corp. ...............................      229       8,876
    Molex, Inc. ...........................................      404      12,120
    Parker-Hannifin Corp. .................................      314      23,782
    PerkinElmer, Inc. .....................................      222       4,993
    Rockwell Automation, Inc. .............................      252      12,487
    Sanmina-SCI Corp.* ....................................    1,382      11,706
    Solectron Corp.* ......................................    2,533      13,501
    Symbol Technologies, Inc. .............................       40         692
    Tektronix, Inc. .......................................      247       7,462
    Teradyne, Inc.* .......................................      500       8,535
                                                                        --------
                                                                         168,273
                                                                        --------
   FOOD & BEVERAGE -- 1.4%
    Adolph Coors, Co. -- Class B ..........................      125       9,459
    Anheuser-Busch Cos., Inc. .............................      410      20,799
    Archer Daniels Midland Co. ............................    1,719      38,351
    Brown-Forman Corp. -- Class B .........................       50       2,434
    Campbell Soup Co. .....................................      415      12,404
    Coca-Cola Co. .........................................    1,560      64,943
    Coca-Cola Enterprises, Inc. ...........................    1,247      26,000
    ConAgra Foods, Inc. ...................................    1,370      40,347
    General Mills, Inc. ...................................      945      46,976
    Hershey Foods Corp. ...................................      163       9,053
    HJ Heinz Co. ..........................................      225       8,773
    Kellogg Co. ...........................................      285      12,728
    McCormick & Co., Inc. .................................       34       1,312
    Pepsi Bottling Group, Inc. ............................      225       6,084
    PepsiCo, Inc. .........................................    1,114      58,151
    Sara Lee Corp. ........................................      435      10,501
    Wm. Wrigley Jr., Co. ..................................      152      10,517
                                                                        --------
                                                                         378,832
                                                                        --------
   FURNITURE -- 0.0%
    Leggett & Platt, Inc. .................................      435      12,367
                                                                        --------
   GENERAL CONSTRUCTION -- SINGLE HOMES -- 0.2%
    Centex Corp. ..........................................      272      16,206
    KB Home Co. ...........................................      143      14,929
    Pulte Corp. ...........................................      262      16,716
                                                                        --------
                                                                          47,851
                                                                        --------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP QUANTITATIVE
 SERIES
-----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                               Shares     Value
                                                               ------   --------
   HAND HELD TOOLS -- 0.0%
    Black & Decker Corp. ..................................       50    $  4,417
    The Stanley Works .....................................      169       8,279
                                                                        --------
                                                                          12,696
                                                                        --------
   LUMBER & WOOD PRODUCTS -- 0.1%
    Plum Creek Timber Co., Inc. ...........................      400      15,376
                                                                        --------
   MACHINERY & HEAVY EQUIPMENT -- 0.4%
    Baker Hughes, Inc. ....................................      210       8,961
    Caterpillar, Inc. .....................................      251      24,475
    Cummins, Inc. .........................................      172      14,412
    Deere & Co. ...........................................      617      45,905
                                                                        --------
                                                                          93,753
                                                                        --------
   MEDICAL EQUIPMENT & SUPPLIES -- 0.1%
    Boston Scientific Corp.* ..............................      550      19,553
    Zimmer Holdings, Inc.* ................................      159      12,739
                                                                        --------
                                                                          32,292
                                                                        --------
   MEDICAL PRODUCTS -- 0.2%
    Baxter International, Inc. ............................      445      15,370
    Becton, Dickinson, & Co. ..............................      170       9,656
    Biomet, Inc. ..........................................      169       7,333
    Stryker Corp. .........................................      269      12,979
                                                                        --------
                                                                          45,338
                                                                        --------
   METAL PRODUCTS -- 0.4%
    Alcoa, Inc. ...........................................    2,194      68,935
    Nucor Corp. ...........................................      352      18,424
    United States Steel Corp. .............................      176       9,020
                                                                        --------
                                                                          96,379
                                                                        --------
   MISC. ELECTRICAL MACHINERY, EQUIPMENT, & SUPPLIES -- 1.2%
    American Power Conversion Corp. .......................      480      10,272
    Emerson Electric Co. ..................................      357      25,026
    General Electric Co. ..................................    6,763     246,850
    Jabil Circuit, Inc.* ..................................      484      12,381
    Thermo Electron Corp.* ................................      310       9,359
                                                                        --------
                                                                         303,888
                                                                        --------


                                                               Shares     Value
                                                               ------   --------
   MISC. INDUSTRIAL MACHINERY & EQUIPMENT -- 0.1%
    Dover Corp. ...........................................       466   $ 19,544
                                                                        --------
   MISC. MANUFACTURING INDUSTRIES -- 0.5%
    Cintas Corp. ..........................................        18        789
    Dana Corp. ............................................       291      5,043
    Danaher Corp. .........................................       209     11,999
    E.I. DuPont de Nemours & Co. ..........................       630     30,902
    Eaton Corp. ...........................................       369     26,701
    Monsanto Co. ..........................................       643     35,719
    Pall Corp. ............................................       300      8,685
    Temple-Inland, Inc. ...................................       112      7,661
                                                                        --------
                                                                         127,499
                                                                        --------
   MOTORCYCLES, BICYCLES, & PARTS -- 0.0%
    Harley-Davidson, Inc. .................................       143      8,687
                                                                        --------
   PAPER & FOREST PRODUCTS -- 0.5%
    Georgia-Pacific Corp. .................................       612     22,938
    International Paper Co. ...............................     1,252     52,584
    MeadWestvaco Corp. ....................................       550     18,640
    Weyerhaeuser Co. ......................................       615     41,340
                                                                        --------
                                                                         135,502
                                                                        --------
   PHARMACEUTICAL PREPARATIONS -- 3.5%
    Abbott Laboratories ...................................     1,005     46,883
    Allergan, Inc. ........................................       147     11,917
    Bristol-Meyers Squibb Co. .............................     1,305     33,434
    Chiron Corp.* .........................................       397     13,232
    Eli Lilly & Co. .......................................       850     48,238
    Forest Laboratories, Inc.* ............................       104      4,665
    Johnson & Johnson .....................................     1,955    123,986
    King Pharmaceuticals, Inc.* ...........................       629      7,800
    MedImmune, Inc.* ......................................       195      5,286
    Merck & Co., Inc. .....................................     1,480     47,567
    Mylan Laboratories, Inc. ..............................       600     10,608
    Pfizer, Inc. ..........................................    19,405    521,799
    Schering-Plough Corp. .................................       655     13,676
    Waters Corp.* .........................................        67      3,135
    Watson Pharmaceuticals, Inc.* .........................       261      8,563
    Wyeth .................................................       995     42,377
                                                                        --------
                                                                         943,166
                                                                        --------



    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP QUANTITATIVE
 SERIES
-----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                               Shares     Value
                                                               ------   --------
   PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 0.3%
    C.R. Bard, Inc. .......................................       17    $  1,088
    Guidant Corp. .........................................      213      15,357
    Medtronic, Inc. .......................................      780      38,743
    St. Jude Medical, Inc.* ...............................      357      14,969
                                                                        --------
                                                                          70,157
                                                                        --------
   SEMICONDUCTORS -- 1.3%
    Advanced Micro Devices, Inc.* .........................      973      21,425
    Altera Corp.* .........................................      402       8,321
    Analog Devices, Inc. ..................................      242       8,935
    Applied Materials, Inc.* ..............................    4,069      69,580
    Applied Micro Circuits Corp.* .........................    2,475      10,420
    Broadcom Corp. -- Class A* ............................      218       7,037
    Freescale Semiconductor, Inc. -- Class B*..............    1,379      25,318
    LSI Logic Corp.* ......................................      822       4,505
    Maxim Integrated Products, Inc. .......................      224       9,495
    Micron Technology, Inc.* ..............................    1,703      21,032
    National Semiconductor Corp.* .........................      933      16,747
    Novellus Systems, Inc.* ...............................      294       8,200
    NVIDIA Corp.* .........................................      430      10,131
    Texas Instruments, Inc. ...............................    4,245     104,512
    Xilinx, Inc. ..........................................      239       7,086
                                                                        --------
                                                                         332,744
                                                                        --------
   TELECOMMUNICATIONS EQUIPMENT -- 1.4%
    Andrew Corp.* .........................................      288       3,925
    Avaya, Inc.* ..........................................      440       7,568
    BellSouth Corp. .......................................    4,657     129,418
    CIENA Corp.* ..........................................    1,257       4,198
    Citizens Communications Co.* ..........................      830      11,446
    Comverse Technology, Inc.* ............................      495      12,103
    Corning, Inc.* ........................................      729       8,580
    JDS Uniphase Corp.* ...................................    3,650      11,571
    Lucent Technologies, Inc.* ............................    3,590      13,498
    Motorola, Inc. ........................................    6,227     107,104
    QUALCOMM, Inc. ........................................    1,091      46,258
    Tellabs, Inc.* ........................................    1,084       9,312
                                                                        --------
                                                                         364,981
                                                                        --------


                                                             Shares      Value
                                                             ------   ----------
   TOBACCO -- 0.5%
    Altria Group, Inc. ..................................    1,375    $   84,013
    Reynolds American, Inc. .............................      359        28,217
    UST, Inc. ...........................................      166         7,986
                                                                      ----------
                                                                         120,216
                                                                      ----------
   TRANSPORTATION EQUIPMENT -- 0.1%
    Delphi Corp. ........................................    1,875        16,913
                                                                      ----------
  TOTAL MANUFACTURING .............................................    4,951,779
                                                                      ----------
 MINING -- 0.3%
    Allegheny Technologies, Inc. ........................       30           650
    Freeport-McMoRan Copper & Gold, Inc. -- Class B .....      219         8,372
    Newmont Mining Corp. ................................    1,095        48,630
    Phelps Dodge Corp.* .................................      222        21,960
                                                                      ----------
  TOTAL MINING ....................................................       79,612
                                                                      ----------
 OIL & GAS -- 4.7%
   CRUDE PETROLEUM & NATURAL GAS -- 1.3%
    Exxon Mobil Corp. ...................................    4,285       219,649
    Marathon Oil Corp. ..................................      795        29,900
    Occidental Petroleum Corp. ..........................    1,072        65,562
    Praxair, Inc. .......................................      344        15,188
    Sunoco, Inc. ........................................      213        17,404
                                                                      ----------
                                                                         344,703
                                                                      ----------
   DRILLING OIL & GAS WELLS -- 0.3%
    Nabors Industries, Ltd.* ............................      385        19,747
    Noble Corp.* ........................................      266        13,231
    Rowan Cos., Inc.* ...................................      500        12,950
    Transocean, Inc.* ...................................      797        33,785
                                                                      ----------
                                                                          79,713
                                                                      ----------
   OIL & GAS EXPLORATION -- 2.8%
    Amerada Hess Corp. ..................................      308        25,373
    Anadarko Petroleum Corp. ............................      626        40,571
    Apache Corp. ........................................      971        49,103
    Burlington Resources, Inc. ..........................      970        42,195



    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP QUANTITATIVE
 SERIES
-----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                             Shares      Value
                                                             ------   ----------
    ChevronTexaco Corp. .................................    5,437    $  285,496
    ConocoPhillips ......................................    1,761       152,908
    Devon Energy Corp. ..................................    1,333        51,880
    EOG Resources, Inc. .................................      264        18,839
    Kerr-McGee Corp. ....................................      346        19,995
    Unocal Corp. ........................................      714        30,873
    Valero Energy Corp. .................................      600        27,240
    XTO Energy, Inc. ....................................      170         6,015
                                                                      ----------
                                                                         750,488
                                                                      ----------
   PIPELINES -- 0.3%
    Dynegy, Inc.* .......................................      820         3,788
    El Paso Corp. .......................................    1,442        14,997
    Kinder Morgan, Inc. .................................      297        21,720
    The Williams Cos., Inc. .............................    1,844        30,039
                                                                      ----------
                                                                          70,544
                                                                      ----------
  TOTAL OIL & GAS .................................................    1,245,448
                                                                      ----------
 REAL ESTATE INVESTMENT TRUSTS -- 0.5%
    Apartment Investment & Management Co. -- Class A ....      296        11,408
    Archstone-Smith Trust ...............................      675        25,853
    Equity Office Properties Trust ......................    1,101        32,061
    Equity Residential Properties Trust .................      696        25,181
    ProLogis ............................................      394        17,072
    Simon Property Group, Inc. ..........................      121         7,825
                                                                      ----------
  TOTAL REAL ESTATE INVESTMENT TRUSTS .............................      119,400
                                                                      ----------
 SERVICES -- 5.2%
   ADVERTISING -- 0.1%
    Omnicom Group, Inc. .................................      189        15,936
    The Interpublic Group of Cos., Inc.* ................    1,197        16,040
                                                                      ----------
                                                                          31,976
                                                                      ----------
   BUSINESS SERVICES -- 0.8%
    Automatic Data Processing, Inc. .....................      389        17,252
    Avery Dennison Corp. ................................      124         7,436
    BMC Software, Inc.* .................................      527         9,802
    Cendant Corp. .......................................    2,728        63,781
    Convergys Corp.* ....................................      316         4,737
    First Data Corp. ....................................      690        29,353
    Fiserv, Inc.* .......................................      500        20,095
    Fluor Corp. .........................................      113         6,160
    Paychex, Inc. .......................................      420        14,314
    R.R. Donnelley, & Sons Co. ..........................      503        17,751


                                                               Shares     Value
                                                               ------   --------
    Robert Half International, Inc.* ......................       19    $    559
    Veritas Software Corp.* ...............................    1,159      33,089
                                                                        --------
                                                                         224,329
                                                                        --------
   COMMERCIAL SERVICES -- 0.0%
    Sabre Holdings Corp. ..................................      242       5,363
                                                                        --------
   CRUISE LINES -- 0.4%
    Carnival Corp. ........................................    1,771     102,063
                                                                        --------
   EDUCATIONAL SERVICES -- 0.0%
    Apollo Group, Inc. -- Class A* ........................      132      10,654
                                                                        --------
   INTERNET SERVICES -- 0.3%
    eBay, Inc.* ...........................................      441      51,279
    Qwest Communications International, Inc.* .............      990       4,396
    Yahoo!, Inc.* .........................................      927      34,929
                                                                        --------
                                                                          90,604
                                                                        --------
   MEDICAL & HEALTH SERVICES -- 1.4%
    Cardinal Health, Inc. .................................    1,005      58,441
    Caremark Rx, Inc.* ....................................    1,325      52,245
    Express Scripts, Inc. -- Class A* .....................       10         764
    Fisher Scientific International, Inc. .................      360      22,457
    HCA, Inc. .............................................    1,040      41,558
    Health Management Associates, Inc. -- Class A .........      575      13,064
    Hospira, Inc.* ........................................      289       9,682
    Humana, Inc.* .........................................      372      11,045
    IMS Health, Inc. ......................................      159       3,690
    Laboratory Corp. of America Holdings* .................      300      14,946
    Manor Care, Inc. ......................................      270       9,566
    McKesson Corp. ........................................      721      22,683
    Medco Health Solutions, Inc.* .........................      677      28,163
    Quest Diagnostic, Inc.* ...............................      138      13,186
    Tenet Healthcare Corp.* ...............................    1,118      12,276
    UnitedHealth Group, Inc. ..............................      415      36,532
                                                                        --------
                                                                         350,298
                                                                        --------



    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP QUANTITATIVE
 SERIES
-----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================

                                                             Shares      Value
                                                             ------   ----------
   OIL & GAS FIELD SERVICES -- 0.2%
    BJ Services Co.* ....................................      155    $    7,214
    Halliburton Co. .....................................      434        17,030
    Schlumberger, Ltd. ..................................      391        26,177
                                                                      ----------
                                                                          50,421
                                                                      ----------
   PRINTING & PUBLISHING -- 0.4%
    Gannett Co., Inc. ...................................      678        55,393
    Knight-Ridder, Inc. .................................       30         2,008
    The McGraw-Hill Cos., Inc. ..........................      141        12,907
    The New York Times Co. ..............................      142         5,794
    Tribune Co. .........................................      937        39,485
                                                                      ----------
                                                                         115,587
                                                                      ----------
   SANITARY SERVICES -- 0.2%
    Allied Waste Industries, Inc.* ......................      748         6,941
    Waste Management, Inc. ..............................    1,417        42,425
                                                                      ----------
                                                                          49,366
                                                                      ----------
   TELECOMMUNICATIONS SERVICES -- 1.4%
    SBC Communications, Inc. ............................    8,902       229,405
    Scientific-Atlanta, Inc. ............................      336        11,091
    Sprint Corp. ........................................    3,644        90,553
                                                                      ----------
                                                                         331,049
                                                                      ----------
   TRANSPORTATION -- 0.0%
    Ryder Systems, Inc. .................................      120         5,732
                                                                      ----------
                                                                           5,732
                                                                      ----------
  TOTAL SERVICES ..................................................    1,367,442
                                                                      ----------
 TRANSPORTATION -- 1.2%
   AIR TRANSPORTATION -- 0.1%
    Delta Air Lines, Inc.* ..............................      225         1,683
    Southwest Airlines Co. ..............................    2,184        35,556
                                                                      ----------
                                                                          37,239
                                                                      ----------
   RAILROADS -- 0.6%
    Burlington Northern Santa Fe Corp. ..................    1,031        48,777
    CSX Corp. ...........................................      543        21,763
    Norfolk Southern Corp. ..............................    1,029        37,240
    Union Pacific Corp. .................................      623        41,897
                                                                      ----------
                                                                         149,677
                                                                      ----------
   TRANSPORTATION -- SHIPPING -- 0.5%
    FedEx Corp. .........................................      744        73,276
    United Parcel Service, Inc. .........................      785        67,085
                                                                      ----------
                                                                         140,361
                                                                      ----------
  TOTAL TRANSPORTATION ............................................      327,277
                                                                      ----------



                                                               Shares     Value
                                                               ------   --------
 WHOLESALE & RETAIL TRADE -- 4.1%
   MISCELLANEOUS RETAIL STORES -- 0.1%
    Best Buy Co., Inc. ....................................      217    $ 12,894
    Circuit City Stores, Inc. .............................      391       6,115
    Dollar General Corp. ..................................      194       4,029
    Family Dollar Stores, Inc. ............................      134       4,185
    RadioShack Corp. ......................................       90       2,959
                                                                        --------
                                                                          30,182
                                                                        --------
   RETAIL - WOMEN'S CLOTHING STORES -- 0.1%
    Jones Apparel Group, Inc. .............................      307      11,227
    Liz Claiborne, Inc. ...................................      321      13,549
                                                                        --------
                                                                          24,776
                                                                        --------
   RETAIL APPAREL & ACCESSORY STORES -- 0.2%
    Nike, Inc. -- Class B .................................      246      22,310
    The TJX Cos., Inc. ....................................      431      10,831
    VF Corp. ..............................................      236      13,070
                                                                        --------
                                                                          46,211
                                                                        --------
   RETAIL BUILDING MATERIALS -- 0.4%
    Lowe's Cos., Inc. .....................................      509      29,313
    The Home Depot, Inc. ..................................    1,489      63,640
                                                                        --------
                                                                          92,953
                                                                        --------
   RETAIL DEPARTMENT STORES -- 1.1%
    Dillard's, Inc. -- Class A ............................      225       6,046
    Federated Department Stores, Inc.* ....................      406      23,463
    J.C. Penney Co., Inc. .................................      673      27,862
    Kohl's Corp.* .........................................    1,022      50,252
    Nordstrom, Inc. .......................................      334      15,608
    Sears, Roebuck & Co. ..................................      552      28,169
    The May Department Stores Co. .........................      777      22,844
    Wal-Mart Stores, Inc. .................................    2,845     150,273
                                                                        --------
                                                                         324,517
                                                                        --------
   RETAIL EATING & DRINKING PLACES -- 0.5%
    Darden Restaurants, Inc. ..............................      446      12,372
    McDonald's Corp. ......................................    3,148     100,925
    Starbucks Corp.* ......................................      262      16,338
    Wendy's International, Inc. ...........................      232       9,108
    Yum! Brands, Inc.* ....................................      302      14,248
                                                                        --------
                                                                         152,991
                                                                        --------
   RETAIL GROCERY STORES -- 0.3%
    Albertson's, Inc. .....................................      925      22,089
    Kroger Co.* ...........................................    1,955      34,291
    Safeway, Inc.* ........................................    1,106      21,832
                                                                        --------
                                                                          78,212
                                                                        --------


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / LARGE CAP QUANTITATIVE
 SERIES
-----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                               Shares     Value
                                                               ------   --------
   RETAIL MERCHANDISING -- 0.6%
    Bed Bath & Beyond, Inc.* ..............................      333    $ 13,263
    CVS Corp. .............................................    1,004      45,250
    Limited Brands ........................................      930      21,409
    Target Corp. ..........................................      500      25,965
    The Gap, Inc. .........................................      590      12,461
    Walgreen Co. ..........................................      709      27,204
                                                                        --------
                                                                         145,552
                                                                        --------
   SPECIALTY RETAIL STORES -- 0.3%
    AutoNation, Inc.* .....................................      733      14,081
    AutoZone, Inc.* .......................................       65       5,935
    Office Depot, Inc.* ...................................      732      12,708
    Officemax, Inc. .......................................      259       8,127
    Pitney Bowes, Inc. ....................................       74       3,425
    Staples, Inc.* ........................................      350      11,799
    Tiffany & Co. .........................................      303       9,687
    Toys 'R' Us, Inc.* ....................................      658      13,469
                                                                        --------
                                                                          79,231
                                                                        --------
   WHOLESALE - GROCERIES & RELATED PRODUCTS -- 0.0%
    SUPERVALU, Inc. .......................................      342      11,806
                                                                        --------
   WHOLESALE - INDUSTRIAL SUPPLIES -- 0.0%
    The Sherwin-Williams Co. ..............................      131       5,847
                                                                        --------
   WHOLESALE MISCELLANEOUS -- 0.3%
    Costco Wholesale Corp.* ...............................    1,167      56,494
    Sysco Corp. ...........................................      436      16,642
                                                                        --------
                                                                          73,136
                                                                        --------

                                                          Shares        Value
                                                          -------   ------------
   WHOLESALE-DRUGS -- 0.1%
    AmerisourceBergen Corp. ..........................        229   $     13,438
                                                                    ------------
   WHOLESALE - MACHINERY EQUIPMENT -- 0.1%
    W.W. Grainger, Inc. ..............................        203         13,524
                                                                    ------------
  TOTAL WHOLESALE & RETAIL TRADE ................................      1,092,376
                                                                    ------------
  TOTAL COMMON STOCK
   (Cost $15,630,834) ...........................................     18,445,659
                                                                    ------------
EXCHANGE TRADED FUNDS -- 29.8%
    iShares Russell 1000 Value Index Fund.............    118,597      7,871,283
                                                                    ------------
  TOTAL EXCHANGE TRADED FUNDS
   (Cost $7,126,038) ............................................      7,871,283
                                                                    ------------
SHORT-TERM INVESTMENTS -- 0.4%
    BlackRock Liquidity Funds
     TempCash Portfolio...............................     52,783         52,783
    BlackRock Liquidity Funds
     TempFund Portfolio...............................     52,782         52,782
                                                                    ------------
  TOTAL SHORT-TERM INVESTMENTS
   (Cost $105,565) ..............................................        105,565
                                                                    ------------
TOTAL INVESTMENTS -- 100.0%
   (Cost $22,862,437)+ ..........................................    $26,422,507
                                                                    ============

---------------
*  Non-income producing security.
+ The cost for Federal income tax purposes is $23,080,892. At December 31, 2004, net unrealized appreciation was $3,341,615. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax of $3,716,991, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax over market value of $375,376.


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / MID CAP MULTI-MANAGER
 SERIES
----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
 (Showing Percentage of Total Investments)
================================================================================

                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
COMMON STOCK -- 98.0%
 AEROSPACE & DEFENSE -- 4.3%
    L-3 Communications Holdings, Inc. ...................     7,500   $  549,300
    Lockheed Martin Corp. ...............................     2,500      138,875
    Northrop Grumman Corp. ..............................     2,560      139,162
    Rockwell Collins, Inc. ..............................    12,050      475,252
                                                                      ----------
   TOTAL AEROSPACE & DEFENSE ......................................    1,302,589
                                                                      ----------
 COMMUNICATION & BROADCASTING -- 9.6%
    ADC Telecommunications, Inc.* .......................    72,775      195,037
    ALLTEL Corp. ........................................     4,230      248,555
    CenturyTel, Inc. ....................................    15,000      532,050
    Emmis Communications Corp. --
    Class A* ............................................     9,800      188,062
    Hearst-Argyle Television, Inc. ......................     6,180      163,029
    Insight Communications Co., Inc.* ...................    15,620      144,797
    Mediacom Communications Corp.* ......................    32,928      205,800
    Nextel Partners, Inc. --
    Class B* ............................................    23,450      458,213
    Telephone & Data Systems, Inc. ......................     4,375      336,656
    XM Satellite Radio Holdings, Inc.* ..................    11,350      426,987
                                                                      ----------
   TOTAL COMMUNICATION & BROADCASTING .............................    2,899,186
                                                                      ----------
 COMPUTER SERVICES -- 3.3%
    Cognos, Inc.* .......................................    12,400      546,344
    FactSet Research Systems, Inc. ......................     4,640      271,162
    Logitech International SA, ADR* .....................     2,900      176,175
                                                                      ----------
   TOTAL COMPUTER SERVICES ........................................      993,681
                                                                      ----------
 CONSUMER PRODUCTS -- 0.8%
    Newell Rubbermaid, Inc. .............................     9,955      240,811
                                                                      ----------
   TOTAL CONSUMER PRODUCTS ........................................      240,811
                                                                      ----------
 ELECTRIC, GAS, WATER, & UTILITIES -- 1.6%
    Consolidated Edison, Inc. ...........................     5,420      237,125
    NStar ...............................................     4,490      243,717
                                                                      ----------
   TOTAL ELECTRIC, GAS, WATER, & UTILITIES ........................      480,842
                                                                      ----------


                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
 FINANCE & INSURANCE -- 10.3%
   FINANCIAL SERVICES -- 2.3%
    Investors Financial Services Corp. ..................     3,540   $  176,929
    SEI Investments Co. .................................     7,080      296,864
    State Street Corp. ..................................     3,310      162,587
    T.Rowe Price Group, Inc. ............................       905       56,291
                                                                      ----------
                                                                         692,671
                                                                      ----------
   INSURANCE -- PROPERTY/CASUALTY -- 0.5%
    The St. Paul Cos., Inc. .............................     4,050      150,134
                                                                      ----------
   INSURANCE AGENTS, BROKERS, & SERVICES -- 0.5%
    Erie Indemnity Co. ..................................     2,910      152,979
                                                                      ----------
   INSURANCE CARRIERS -- 2.0%
    CNA Financial Corp.* ................................     8,085      215,950
    PartnerRe, Ltd. .....................................     3,565      220,816
    Torchmark Corp. .....................................     2,600      148,564
                                                                      ----------
                                                                         585,330
                                                                      ----------
   SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 1.6%
    AmeriCredit Corp.* ..................................     8,530      208,559
    Golden West Financial Corp. .........................     4,480      275,162
                                                                      ----------
                                                                         483,721
                                                                      ----------
   SECURITY & COMMODITY BROKERS, DEALERS, & SERVICES -- 1.5%
    A.G. Edwards, Inc. ..................................     4,800      207,408
    Friedman, Billings, Ramsey Group, Inc. ..............    11,960      231,904
                                                                      ----------
                                                                         439,312
                                                                      ----------
   STATE & NATIONAL BANKS -- 1.9%
    Comerica, Inc. ......................................     3,400      207,468
    North Fork Bancorp, Inc. ............................    13,005      375,194
                                                                      ----------
                                                                         582,662
                                                                      ----------
   TOTAL FINANCE & INSURANCE ......................................    3,086,809
                                                                      ----------
 HEALTHCARE -- 1.5%
    Advanced Neuromodulation
    Systems, Inc.* ......................................    11,150      439,979
                                                                      ----------
   TOTAL HEALTHCARE ...............................................      439,979
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / MID CAP MULTI-MANAGER
 SERIES
----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================

                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
 INFORMATION TECHNOLOGY -- 1.1%
   APPLICATION SOFTWARE -- 1.1%
    TIBCO Software, Inc.* ...............................    24,400   $  325,496
                                                                      ----------
   TOTAL INFORMATION TECHNOLOGY ...................................      325,496
                                                                      ----------
 MANUFACTURING -- 36.2%
   APPAREL -- 2.3%
    Polo Ralph Lauren Corp. .............................    12,250      521,850
    The Timberland Co. -- Class A* ......................     2,610      163,569
                                                                      ----------
                                                                         685,419
                                                                      ----------
   BIOTECHNOLOGY -- 1.0%
    Gilead Sciences, Inc.* ..............................     8,300      290,417
                                                                      ----------
   BUILDING MATERIALS & COMPONENTS -- 0.6%
    Martin Marietta Materials Corp. .....................     3,620      194,249
                                                                      ----------
   CHEMICAL & ALLIED PRODUCTS -- 2.3%
    Nova Chemicals Corp.* ...............................     9,950      470,635
    Sensient Technologies Corp. .........................     9,770      234,382
                                                                      ----------
                                                                         705,017
                                                                      ----------
   ELECTRONIC COMPONENTS & EQUIPMENT -- 6.3%
    Amphenol Corp. - Class A* ...........................    12,200      448,228
    Cogent, Inc.* .......................................     9,850      325,050
    Harman International Industries, Inc. ...............     4,000      508,000
    Parker Hannifin Corp. ...............................     3,150      238,581
    Zebra Technologies Corp.* ...........................     6,450      363,006
                                                                      ----------
                                                                       1,882,865
                                                                      ----------
   ELECTRONIC INSTRUMENTS -- 2.9%
    FLIR Systems, Inc.* .................................     6,600      421,014
    Trimble Navigation, Ltd.* ...........................    13,550      447,692
                                                                      ----------
                                                                         868,706
                                                                      ----------
   FOOD & BEVERAGE -- 2.9%
    Cadbury Schweppes PLC, ADR ..........................     5,870      221,299
    Constellation Brands, Inc.* .........................     5,410      251,619
    General Mills, Inc. .................................     3,700      183,927
    HJ Heinz Co. ........................................     5,885      229,456
                                                                      ----------
                                                                         886,301
                                                                      ----------
   GENERAL CONSTRUCTION -- SINGLE HOMES -- 1.5%
    NVR, Inc.* ..........................................       580      446,252
                                                                      ----------
   MEDICAL & DENTAL SUPPLIES -- 1.4%
    Advanced Medical Optics, Inc.* ......................    10,250      421,685
                                                                      ----------


                                                                        Value
                                                            Shares     (Note 2)
                                                            ------   -----------
   MEDICAL EQUIPMENT & SUPPLIES -- 3.3%
    Diagnostic Products Corp. ..........................     5,255   $   289,288
    Hillenbrand Industries, Inc. .......................     4,110       228,269
    Kinetic Concepts, Inc.* ............................     6,350       484,505
                                                                     -----------
                                                                       1,002,062
                                                                     -----------
   METAL FABRICATION -- 1.8%
    Precision Castparts Corp. ..........................     8,050       528,723
                                                                     -----------
   MISC. ELECTRICAL MACHINERY, EQUIPMENT, & SUPPLIES -- 0.5%
    American Power Conversion Corp. ....................     7,210       154,294
                                                                     -----------
   MISC. MANUFACTURING INDUSTRIES -- 3.7%
    Lancaster Colony Corp. .............................     9,465       405,765
    Mine Safety Appliances Co.* ........................     5,950       301,665
    Trinity Industries, Inc. ...........................    11,470       390,898
                                                                     -----------
                                                                       1,098,328
                                                                     -----------
   TELECOMMUNICATIONS EQUIPMENT -- 4.3%
    NII Holdings, Inc.* ................................     9,000       427,050
    Plantronics, Inc.* .................................     9,000       373,230
    Research in Motion, Ltd.* ..........................     5,950       490,399
                                                                     -----------
                                                                       1,290,679
                                                                     -----------
   TOBACCO -- 1.4%
    UST, Inc. ..........................................     8,600       413,746
                                                                     -----------
   TOTAL MANUFACTURING ...........................................    10,868,743
                                                                     -----------
 MINING -- 1.6%
    CONSOL Energy Inc. .................................    11,500       472,075
                                                                     -----------
   TOTAL MINING ..................................................       472,075
                                                                     -----------
 OIL & GAS -- 5.3%
   DRILLING OIL & GAS WELLS -- 0.8%
    Nabors Industries, Ltd.* ...........................     4,500       230,805
                                                                     -----------
   OIL & GAS -- 0.6%
    Key Energy Services, Inc.* .........................    15,020       177,236
                                                                     -----------
   OIL & GAS EXPLORATION -- 3.4%
    Burlington Resources, Inc. .........................     3,370       146,595
    Denbury Resources, Inc.* ...........................    18,350       503,707
    Quicksilver Resources, Inc.*  ......................    10,150       373,317
                                                                     -----------
                                                                       1,023,619
                                                                     -----------
   PIPELINES -- 0.5%
    National Fuel Gas Co. ..............................     5,475       155,162
                                                                     -----------
   TOTAL OIL & GAS ...............................................     1,586,822
                                                                     -----------


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / MID CAP MULTI-MANAGER
 SERIES
----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
 REAL ESTATE INVESTMENT TRUSTS -- 2.3%
    American Financial Realty Trust .....................    19,925   $  322,387
    New Century Financial Corp. .........................     5,710      364,926
                                                                      ----------
   TOTAL REAL ESTATE INVESTMENT TRUSTS ............................      687,313
                                                                      ----------
 SERVICES -- 10.0%
   BUSINESS SERVICES -- 2.5%
    Resources Connection, Inc.* .........................     9,200      499,652
    The Dun & Bradstreet Corp.* .........................     4,235      252,618
                                                                      ----------
                                                                         752,270
                                                                      ----------
   CRUISE LINES -- 1.6%
    Royal Caribbean Cruises Ltd. ........................     8,700      473,628
                                                                      ----------
   EDUCATIONAL SERVICES -- 0.9%
    Apollo Group, Inc. - Class A* .......................     3,276      264,406
                                                                      ----------
   MEDICAL & HEALTH SERVICES -- 1.6%
    Sunrise Senior Living, Inc.* ........................    10,400      482,144
                                                                      ----------
   PRINTING & PUBLISHING -- 1.7%
    Gannett Co., Inc. ...................................     1,385      113,155
    Knight-Ridder, Inc. .................................     2,580      172,705
    Lee Enterprises, Inc. ...............................     4,740      218,419
                                                                      ----------
                                                                         504,279
                                                                      ----------
   TRANSPORTATION -- 1.7%
    Leucadia National Corp. .............................     4,880      339,062
    Mercury General Corp. ...............................     3,200      191,744
                                                                      ----------
                                                                         530,806
                                                                      ----------
   TOTAL SERVICES .................................................    3,007,533
                                                                      ----------


                                                                        Value
                                                           Shares      (Note 2)
                                                           -------   -----------
 TRANSPORTATION -- 1.9%
   TRUCKING -- 1.9%
    Yellow Roadway Corp.* .............................     10,150   $   565,457
                                                                     -----------
   TOTAL TRANSPORTATION ..........................................       565,457
                                                                     -----------
 WHOLESALE & RETAIL TRADE -- 8.2%
   RETAIL -- WOMEN'S CLOTHING STORES -- 1.0%
    Jones Apparel Group, Inc. .........................      7,865       287,623
                                                                     -----------
   RETAIL APPAREL & ACCESSORY STORES -- 2.6%
    Urban Outfitters, Inc.* ...........................     12,400       550,560
    VF Corp. ..........................................      4,345       240,626
                                                                     -----------
                                                                         791,186
                                                                     -----------
   RETAIL EATING & DRINKING PLACES -- 1.5%
    CBRL Group, Inc. ..................................      6,210       259,889
    Wendy's International, Inc. .......................      5,140       201,796
                                                                     -----------
                                                                         461,685
                                                                     -----------
   SPECIALTY RETAIL STORES -- 1.3%
    Dick's Sporting Goods, Inc.* ......................     11,050       388,408
                                                                     -----------
   WHOLESALE -- INDUSTRIAL SUPPLIES -- 1.8%
    The Sherwin-Williams Co. ..........................     12,180       543,593
                                                                     -----------
   TOTAL WHOLESALE & RETAIL TRADE ................................     2,472,495
                                                                     -----------
   TOTAL COMMON STOCK (Cost $23,352,352) .........................    29,429,831
                                                                     -----------
SHORT-TERM INVESTMENTS -- 2.0%
    BlackRock Liquidity Funds
    TempCash Portfolio --
    Institutional Series ..............................    292,433       292,433
    BlackRock Liquidity Funds
    TempFund Portfolio --
    Institutional Series ..............................    292,430       292,430
                                                                     -----------
   TOTAL SHORT-TERM INVESTMENTS
   (Cost $584,863) ...............................................       584,863
                                                                     -----------
   TOTAL INVESTMENTS -- 100.0%
   (Cost $23,937,215) ............................................   $30,014,694
                                                                     ===========

---------------
*  Non-income producing security.
+ The cost for Federal income tax purposes is $23,940,344. At December 31, 2004, net unrealized appreciation was $6,074,350. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $6,207,129, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $132,779.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / MID CAP QUANTITATIVE
 SERIES
---------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
 (Showing Percentage of Total Investments)
================================================================================

                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
COMMON STOCK -- 64.5%
 AEROSPACE & DEFENSE -- 0.2%
    Alliant Techsystems, Inc.* ............................      386    $ 25,236
    Titan Corp.* ..........................................      843      13,657
                                                                        --------
   TOTAL AEROSPACE & DEFENSE ........................................     38,893
                                                                        --------
 COMMUNICATION & BROADCASTING -- 1.1%
    Belo Corp. -- Class A .................................    1,307      34,296
    Cincinnati Bell, Inc.* ................................    2,838      11,778
    Emmis Communications Corp. -- Class A* ................      615      11,802
    Entercom Communications Corp.* ........................      530      19,022
    Macrovision Corp.* ....................................      596      15,329
    Media General, Inc. ...................................      241      15,619
    Telephone & Data Systems, Inc. ........................      599      46,093
    Westwood One, Inc.* ...................................    1,110      29,892
                                                                        --------
   TOTAL COMMUNICATION & BROADCASTING ...............................    183,831
                                                                        --------
 COMPUTER SERVICES -- 2.5%
    3Com Corp.* ...........................................    4,519      18,844
    Cadence Design Systems, Inc.* .........................    2,854      39,414
    Ceridian Corp.* .......................................    1,546      28,261
    Cognizant Technology Solutions Corp.* .................    1,474      62,393
    DST Systems, Inc.* ....................................      915      47,690
    GTECH Holdings Corp. ..................................    1,330      34,514
    Jack Henry & Associates, Inc. .........................      920      18,317
    McAfee, Inc.* .........................................    1,718      49,702
    Polycom, Inc.* ........................................    1,028      23,973
    Sybase, Inc.* .........................................      986      19,671
    Tech Data Corp.* ......................................      627      28,466
    The BISYS Group, Inc.* ................................    1,303      21,434
    The Reynolds & Reynolds Co. -- Class A ................      742      19,670
    Transaction Systems Architects, Inc.* .................      362       7,186
                                                                        --------
   TOTAL COMPUTER SERVICES  .........................................    419,535
                                                                        --------
 CONSUMER PRODUCTS -- 1.3%
    American Greetings Corp. -- Class A* ..................      699      17,720
    Blyth, Inc. ...........................................      415      12,267
    Church and Dwight Co., Inc. ...........................      634      21,315
    Energizer Holdings, Inc.* .............................      869      43,181
    Murphy Oil Corp. ......................................      976      78,519
    Rent-A-Center, Inc.* ..................................      887      23,506
    The Scotts Co. -- Class A* ............................      356      26,173
    Tupperware Corp. ......................................      675      13,986
                                                                        --------
   TOTAL CONSUMER PRODUCTS ..........................................    236,667
                                                                        --------


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
 ELECTRIC, GAS, WATER, & UTILITIES -- 4.4%
    AGL Resources, Inc. ...................................      768    $ 25,528
    Alliant Energy Corp. ..................................    1,232      35,235
    Aqua America, Inc. ....................................    1,023      25,156
    Aquila, Inc.* .........................................    3,082      11,373
    Black Hills Corp. .....................................      369      11,321
    DPL, Inc. .............................................    1,411      35,430
    Duquesne Light Holdings, Inc. .........................      776      14,628
    Energy East Corp. .....................................    1,530      40,820
    Equitable Resources, Inc. .............................      681      41,309
    Great Plains Energy, Inc. .............................      770      23,316
    Hawaiian Electric Industries, Inc. ....................      829      24,165
    Idacorp, Inc. .........................................      430      13,145
    MDU Resources Group, Inc. .............................    1,314      35,058
    Northeast Utilities Co. ...............................    1,326      24,995
    NStar .................................................      549      29,800
    OGE Energy Corp. ......................................      958      25,397
    ONEOK, Inc. ...........................................    1,090      30,978
    Peabody Energy Corp. ..................................      678      54,856
    Pepco Holdings, Inc. ..................................    1,895      40,401
    PNM Resources, Inc. ...................................      711      17,981
    Puget Energy, Inc. ....................................    1,128      27,862
    SCANA Corp. ...........................................    1,161      45,743
    Sierra Pacific Resources Corp.* .......................    1,171      12,296
    Vectren Corp. .........................................      838      22,458
    Westar Energy, Inc. ...................................      981      22,435
    WGL Holdings, Inc. ....................................      545      16,808
    Wind River Systems, Inc.* .............................      916      12,412
    Wisconsin Energy Corp. ................................    1,235      41,632
    WPS Resources Corp. ...................................      381      19,035
                                                                        --------
   TOTAL ELECTRIC, GAS, WATER, & UTILITIES ..........................    781,573
                                                                        --------
 ENTERTAINMENT & LEISURE -- 0.8%
    Caesars Entertainment, Inc.* ..........................    3,263      65,717
    International Speedway Corp. -- Class A ...............      584      30,835
    Mandalay Resort Group .................................      707      49,794
                                                                        --------
   TOTAL ENTERTAINMENT & LEISURE ....................................    146,346
                                                                        --------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / MID CAP QUANTITATIVE
 SERIES
---------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================

                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
 FINANCE & INSURANCE -- 9.7%
   FINANCIAL SERVICES -- 0.9%
    Deluxe Corp. ..........................................      500    $ 18,665
    Eaton Vance Corp. .....................................      757      39,478
    Jefferies Group, Inc. .................................      569      22,919
    MoneyGram International, Inc. .........................      912      19,280
    Raymond James Financial, Inc. .........................      757      23,452
    SEI Investments Co. ...................................    1,078      45,201
                                                                        --------
                                                                         168,995
                                                                        --------
   INSURANCE -- PROPERTY/CASUALTY -- 1.1%
    American Financial Group, Inc. ........................      803      25,142
    Fidelity National Financial, Inc. .....................    1,826      83,392
    First American Corp. ..................................      954      33,524
    Ohio Casualty Corp.* ..................................      640      14,854
    W.R. Berkley Corp. ....................................      877      41,368
                                                                        --------
                                                                         198,280
                                                                        --------
   INSURANCE CARRIERS -- 2.4%
    Allmerica Financial Corp.* ............................      546      17,925
    AmerUs Group Co. ......................................      437      19,796
    Arthur J. Gallagher & Co. .............................      999      32,468
    Brown & Brown, Inc. ...................................      754      32,837
    Everest Re Group, Ltd. ................................      587      52,572
    HCC Insurance Holdings, Inc. ..........................      766      25,370
    Horace Mann Educators Corp. ...........................      503       9,597
    Old Republic International Corp. ......................    2,004      50,701
    Protective Life Corp. .................................      719      30,694
    Radian Group, Inc. ....................................      998      53,134
    StanCorp Financial Group, Inc. ........................      307      25,328
    The PMI Group, Inc. ...................................    1,002      41,834
    Unitrin, Inc. .........................................      725      32,951
                                                                        --------
                                                                         425,207
                                                                        --------
   SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 1.1%
    AmeriCredit Corp.* ....................................    1,669      40,807
    Independence Community Bank Corp. .....................      863      36,747
    New York Community Bancorp, Inc. ......................    2,903      59,715
    Washington Federal, Inc. ..............................      847      22,479
    Webster Financial Corp. ...............................      551      27,903
                                                                        --------
                                                                         187,651
                                                                        --------


                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
   SECURITY & COMMODITY BROKERS, DEALERS, & SERVICES -- 0.8%
    A.G. Edwards, Inc. ..................................      832    $   35,951
    Labranche & Co., Inc. ...............................      613         5,492
    Legg Mason, Inc. ....................................    1,056        77,362
    Waddell & Reed Financial, Inc. -- Class A ...........      906        21,644
                                                                      ----------
                                                                         140,449
                                                                      ----------
   STATE & NATIONAL BANKS -- 3.4%
    Associated Banc-Corp. ...............................    1,350        44,834
    Astoria Financial Corp. .............................      812        32,456
    Bank of Hawaii, Corp. ...............................      553        28,059
    Banknorth Group, Inc. ...............................    1,926        70,491
    City National Corp. .................................      517        36,526
    Commerce Bancorp, Inc. ..............................      828        53,323
    Cullen/Frost Bankers, Inc. ..........................      531        25,807
    Firstmerit Corp. ....................................      887        24,986
    Greater Bay Bancorp. ................................      587        16,366
    Hibernia Corp. -- Class A ...........................    1,719        50,728
    Investors Financial Service Corp. ...................      687        34,336
    Mercantile Bankshares Corp. .........................      825        43,065
    Silicon Valley Bancshares* ..........................      403        18,062
    TCF Financial Corp. .................................    1,494        48,017
    The Colonial BancGroup, Inc. ........................    1,419        30,125
    Westamerica Bancorp. ................................      326        19,009
    Wilmington Trust Corp. ..............................      723        26,136
                                                                      ----------
                                                                         602,326
                                                                      ----------
   TOTAL FINANCE & INSURANCE ......................................    1,722,908
                                                                      ----------
 INFORMATION TECHNOLOGY -- 1.2%
   APPLICATION SOFTWARE -- 0.1%
    National Instruments Corp. ..........................      816        22,236
                                                                      ----------
   COMPUTER STORAGE/PERIPHERALS -- 0.6%
    Imation Corp. .......................................      359        11,427
    McDATA Corp.* .......................................    1,532         9,131
    Sandisk Corp.* ......................................    1,714        42,798
    Storage Technology Corp.* ...........................    1,228        38,817
                                                                      ----------
                                                                         102,173
                                                                      ----------
   HOME ENTERTAINMENT SOFTWARE -- 0.2%
    Activision, Inc.* ...................................    1,426        28,777
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / MID CAP QUANTITATIVE
 SERIES
---------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
   IT CONSULTING & SERVICES -- 0.1%
    Gartner, Inc. -- Class A* .............................    1,148    $ 14,304
                                                                        --------
   SERVICES -- DATA PROCESSING -- 0.1%
    Fair Isaac & Co., Inc. ................................      725      26,593
                                                                        --------
   SYSTEMS SOFTWARE -- 0.1%
    Advent Software, Inc.* ................................      331       6,779
    Ascential Software Corp.* .............................      669      10,911
                                                                        --------
                                                                          17,690
                                                                        --------
   TOTAL INFORMATION TECHNOLOGY .....................................    211,773
                                                                        --------
 MANUFACTURING -- 20.9%
   APPAREL -- 0.1%
    The Timberland Co. -- Class A* ........................      360      22,561
                                                                        --------
   ATHLETIC EQUIPMENT -- 0.1%
    Callaway Golf Co. .....................................      907      12,245
                                                                        --------
   AUTO PARTS & EQUIPMENT -- 0.5%
    ArvinMeritor, Inc. ....................................      704      15,748
    BorgWarner, Inc. ......................................      602      32,610
    Lear Corp. ............................................      721      43,988
                                                                        --------
                                                                          92,346
                                                                        --------
   BIOTECHNOLOGY -- 0.3%
    Invitrogen Corp.* .....................................      550      36,922
    Protein Design Labs, Inc.* ............................      965      19,937
                                                                        --------
                                                                          56,859
                                                                        --------
   BUILDING -- RESIDENTIAL/COMMERCIAL--0.3%
    Dycom Industries, Inc.* ...............................      545      16,633
    Granite Construction, Inc. ............................      472      12,555
    Hovnanian Enterprises, Inc.* ..........................      630      31,198
                                                                        --------
                                                                          60,386
                                                                        --------
   BUILDING MATERIALS & COMPONENTS -- 0.6%
    Fastenal Co. ..........................................      805      49,556
    Martin Marietta Materials Corp. .......................      499      26,776
    Modine Manufacturing Co. ..............................      345      11,651
    York International Corp. ..............................      422      14,576
                                                                        --------
                                                                         102,559
                                                                        --------


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
   CHEMICAL & ALLIED PRODUCTS -- 2.0%
    Airgas, Inc. ..........................................      863    $ 22,878
    Albemarle Corp. .......................................      421      16,297
    Cabot Corp. ...........................................      646      24,987
    Crompton Corp. ........................................    1,369      16,154
    Cytec Industries, Inc. ................................      399      20,517
    Cytyc Corp.* ..........................................    1,246      34,352
    Ferro Corp. ...........................................      481      11,154
    FMC Corp.* ............................................      397      19,175
    Lyondell Chemical Co. .................................    2,650      76,637
    Minerals Technologies, Inc. ...........................      231      15,408
    Olin Corp. ............................................      703      15,480
    RPM International, Inc. ...............................    1,191      23,415
    Sensient Technologies Corp. ...........................      570      13,674
    The Lubrizol Corp. ....................................      731      26,945
    The Valspar Corp. .....................................      555      27,756
                                                                        --------
                                                                         364,829
                                                                        --------
   COMPUTERS & OFFICE EQUIPMENT -- 0.1%
    Herman Miller, Inc. ...................................      805      22,242
                                                                        --------
   DIVERSIFIED -- INDUSTRIAL PRODUCTS -- 0.1%
    Teleflex, Inc. ........................................      412      21,399
                                                                        --------
   DIVERSIFIED MANUFACTURING INDUSTRIES -- 0.3%
    Carlisle Companies, Inc. ..............................      343      22,268
    The Brink's Co. .......................................      608      24,028
                                                                        --------
                                                                          46,296
                                                                        --------
   ELECTRONIC COMPONENTS & EQUIPMENT -- 1.1%
    Amphenol Cor. -- Class A* .............................      976      35,858
    Harman International Industries, Inc. .................      700      88,899
    LTX Corp.* ............................................      631       4,852
    Mentor Graphics Corp.* ................................      770      11,773
    RF Micro Devices, Inc.* ...............................    2,151      14,713
    Zebra Technologies Corp.* .............................      759      42,717
                                                                        --------
                                                                         198,812
                                                                        --------
   FARM MACHINERY -- 0.1%
    AGCO Corp.* ...........................................      996      21,802
                                                                        --------


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / MID CAP QUANTITATIVE
 SERIES
---------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
   FOOD & BEVERAGE -- 1.9%
    Constellation Brands, Inc.* ...........................    1,118    $ 51,998
    Dean Foods Co.* .......................................    1,665      54,862
    Hormel Foods Corp. ....................................    1,450      45,458
    Krispy Kreme Doughnuts, Inc.* .........................      663       8,354
    PepsiAmericas, Inc. ...................................    1,428      30,331
    Smithfield Foods, Inc.* ...............................    1,155      34,176
    The J.M. Smucker Co. ..................................      609      28,666
    Tootsie Roll Industries, Inc. .........................      604      20,917
    Tyson Foods, Inc. .....................................    3,735      68,724
                                                                        --------
                                                                         343,486
                                                                        --------
   GENERAL CONSTRUCTION -- SINGLE HOMES -- 0.2%
    The Ryland Group, Inc. ................................      494      28,425
                                                                        --------
   GLASS & PLASTIC PACKAGING PRODUCTS -- 0.4%
    Packaging Corp. of America ............................    1,160      27,318
    Potlatch Corp. ........................................      344      17,400
    Sonoco Products Co. ...................................    1,015      30,095
                                                                        --------
                                                                          74,813
                                                                        --------
   MANUFACTURED HOMES -- 1.4%
    D.R. Horton, Inc. .....................................    2,471      99,605
    Lennar Corp. ..........................................    1,654      93,748
    Toll Brothers, Inc.* ..................................      773      53,036
                                                                        --------
                                                                         246,389
                                                                        --------
   MEDICAL EQUIPMENT & SUPPLIES -- 1.5%
    Charles River Laboratories International, Inc.* .......      676      31,103
    Dentsply International, Inc. ..........................      843      47,377
    Hillenbrand Industries, Inc. ..........................      651      36,157
    Patterson Companies, Inc.* ............................    1,452      63,002
    STERIS Corp.* .........................................      803      19,047
    Varian Medical Systems, Inc.* .........................    1,452      62,784
                                                                        --------
                                                                         259,470
                                                                        --------
   METAL FABRICATION -- 0.3%
    Precision Castparts Corp. .............................      685      44,991
                                                                        --------
   METAL PRODUCTS -- 0.4%
    Henry Schein, Inc.* ...................................      484      33,706
    Steel Dynamic, Inc. ...................................      500      18,940
    Worthington Industries, Inc. ..........................      900      17,622
                                                                        --------
                                                                          70,268
                                                                        --------


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
   MISC. ELECTRICAL MACHINERY, EQUIPMENT, & SUPPLIES -- 1.9%
    AMETEK, Inc. ..........................................      696    $ 24,826
    Arrow Electronics, Inc.* ..............................    1,275      30,983
    Avnet, Inc.* ..........................................    1,248      22,764
    Credence Systems Corp.* ...............................    1,017       9,306
    Diebold, Inc. .........................................      758      42,243
    Gentex Corp. ..........................................      804      29,764
    Hubbell, Inc. -- Class B ..............................      631      33,001
    KEMET Corp.* ..........................................      972       8,699
    Pentair, Inc. .........................................    1,046      45,564
    Plexus Corp.* .........................................      455       5.920
    Synopsys, Inc.* .......................................    1,622      31,824
    Thomas & Betts Corp. ..................................      600      18,450
    Varian, Inc.* .........................................      399      16,363
    Vishay Intertechnology, Inc.* .........................    1,868      28,057
                                                                        --------
                                                                         347,764
                                                                        --------
   MISC. INDUSTRIAL MACHINERY & EQUIPMENT -- 1.0%
    Crane Co. .............................................      600      17,304
    Donaldson Co., Inc. ...................................      952      31,016
    Federal Signal Corp. ..................................      564       9,960
    Flowserve Corp.* ......................................      650      17,901
    Graco, Inc. ...........................................      718      26,817
    Grant Prideco, Inc.* ..................................    1,265      25,363
    Kennametal, Inc. ......................................      401      19,958
    Nordson Corp. .........................................      391      15,667
    Tecumseh Products Co. -- Class A ......................      180       8,604
                                                                        --------
                                                                         172,590
                                                                        --------
   MISC. MANUFACTURING INDUSTRIES -- 1.3%
    Bandag, Inc. ..........................................      201      10,012
    Bowater, Inc. .........................................      607      26,690
    Harsco Corp. ..........................................      464      25,863
    HNI Corp. .............................................      618      26,605
    Lancaster Colony Corp. ................................      363      15,562
    Mohawk Industries, Inc.* ..............................      708      64,605
    Sequa Corp. -- Class A* ...............................      114       6,971
    SPX Corp. .............................................      792      31,728
    Trinity Industries, Inc. ..............................      519      17,688
                                                                        --------
                                                                         225,724
                                                                        --------
   PAPER PRODUCTS -- 0.1%
    Glatfelter ............................................      563       8,603
    Longview Fibre Co. ....................................      529       9,596
                                                                        --------
                                                                          18,199
                                                                        --------


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / MID CAP QUANTITATIVE
 SERIES
---------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
   PHARMACEUTICAL PREPARATIONS -- 1.3%
    Barr Laboratories, Inc.* ..............................    1,089    $ 49,593
    Cephalon, Inc.* .......................................      584      29,714
    IVAX Corp.* ...........................................    2,586      40,911
    Millennium Pharmaceuticals, Inc.* .....................    3,380      40,966
    Par Pharmaceutical Co., Inc.* .........................      374      15,476
    Sepracor, Inc.* .......................................    1,096      65,070
    Valeant Pharmaceuticals International .................      955      25,164
    Vertex Pharmaceuticals* ...............................      772       8,160
                                                                        --------
                                                                         239,054
                                                                        --------
   PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 0.6%
    Beckman Coulter, Inc. .................................      653      43,744
    Edwards Lifesciences Corp.* ...........................      613      25,292
    INAMED Corp.* .........................................      375      23,719
    Techne Corp.* .........................................      500      19,450
                                                                        --------
                                                                         112,205
                                                                        --------
   RECREATIONAL VEHICLES -- 0.1%
    Thor Industries, Inc. .................................      586      21,711
                                                                        --------
   SEMICONDUCTORS -- 2.2%
    Atmel Corp.* ..........................................    5,502      21,568
    Cabot Microelectronics Corp.* .........................      289      11,574
    Cree, Inc. ............................................      822      32,946
    Cypress Semiconductor Corp.* ..........................    1,395      16,363
    Fairchild Semiconductor International, Inc.* ..........    1,307      21,252
    Integrated Circuit Systems, Inc.* .....................      799      16,715
    Integrated Device Technology, Inc.* ...................    1,211      13,999
    International Rectifier Corp.* ........................      683      30,441
    Intersil Holding Corp. -- Class A .....................    1,652      27,654
    Lam Research Corp.* ...................................    1,492      43,134
    Lattice Semiconductor Corp.* ..........................    1,085       6,185
    Micrel, Inc.* .........................................      948      10,447
    Microchip Technology, Inc. ............................    2,208      58,865
    Newport Corp.* ........................................      427       6,021
    Powerwave Technologies, Inc.* .........................    1,007       8,539
    Semtech Corp.* ........................................      818      17,890
    Silicon Laboratories, Inc.* ...........................      533      18,820
    TriQuint Semiconductor, Inc.* .........................    1,635       7,276
                                                                        --------
                                                                         369,689
                                                                        --------


                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
   TELECOMMUNICATIONS EQUIPMENT -- 0.7%
    Adtran, Inc. ........................................      820    $   15,695
    CommScope, Inc.* ....................................      673        12,720
    Harris Corp. ........................................      692        42,759
    Plantronics, Inc.* ..................................      526        21,813
    UTStarcom, Inc.* ....................................    1,183        26,203
                                                                      ----------
                                                                         119,190
                                                                      ----------
   TOBACCO -- 0.1%
    Universal Corp. .....................................      265        12,678
                                                                      ----------
   TOTAL MANUFACTURING ............................................    3,728,982
                                                                      ----------
 MINING -- 0.1%
    Arch Coal, Inc. .....................................      689        24,487
                                                                      ----------
 OIL & GAS -- 3.2%
   DRILLING OIL & GAS WELLS -- 0.7%
    ENSCO International, Inc. ...........................    1,580        50,149
    Helmerich & Payne, Inc. .............................      512        17,428
    Patterson-UTI Energy, Inc. ..........................    1,732        33,687
    Pride International, Inc.* ..........................    1,406        28,879
                                                                      ----------
                                                                         130,143
                                                                      ----------
   OIL & GAS EXPLORATION -- 1.2%
    Forest Oil Corp.* ...................................      644        20,428
    Newfield Exploration Co.* ...........................      699        41,276
    Noble Energy, Inc. ..................................      617        38,044
    Pioneer Natural Resources Co. .......................    1,557        54,652
    Plains Exploration & Production Co.* ................      800        20,800
    Pogo Producing Co. ..................................      709        34,379
                                                                      ----------
                                                                         209,579
                                                                      ----------
   OIL FIELD MACHINERY & EQUIPMENT -- 0.8%
    Cooper Cameron Corp.* ...............................      558        30,026
    FMC Technologies, Inc.* .............................      734        23,635
    National Oilwell, Inc.* .............................      892        31,479
    Smith International, Inc.* ..........................    1,107        60,233
                                                                      ----------
                                                                         145,373
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / MID CAP QUANTITATIVE
 SERIES
---------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
   PIPELINES -- 0.5%
    National Fuel Gas Co. .................................      848    $ 24,032
    Questar Corp. .........................................      888      45,252
    Western Gas Resources, Inc. ...........................      765      22,376
                                                                        --------
                                                                          91,660
                                                                        --------
   TOTAL OIL & GAS ..................................................    576,755
                                                                        --------
 REAL ESTATE INVESTMENT TRUSTS -- 2.0%
    AMB Property Corp. ....................................      908      36,674
    Developers Diversified Realty Corp. ...................    1,057      46,898
    Highwoods Property, Inc. ..............................      594      16,454
    Hospitality Properties Trust ..........................      700      32,200
    Indymac Mortgage Holdings, Inc. .......................      629      21,669
    Liberty Property Trust ................................      883      38,146
    Mack-Cali Realty Corp. ................................      629      28,953
    New Plan Excel Realty Trust ...........................    1,139      30,844
    Rayonier, Inc. ........................................      514      25,140
    United Dominion Realty Trust, Inc. ....................    1,426      35,365
    Weingarten Realty, Investors ..........................    1,000      40,100
                                                                        --------
   TOTAL REAL ESTATE INVESTMENT TRUSTS ..............................    352,443
                                                                        --------
 SERVICES -- 9.7%
   ADVERTISING -- 0.2%
    Catalina Marketing Corp.* .............................      544      16,119
    Harte-Hanks, Inc. .....................................      900      23,382
                                                                        --------
                                                                          39,501
                                                                        --------
   BUSINESS SERVICES -- 1.1%
    Acxiom Corp. ..........................................      988      25,984
    Certegy, Inc. .........................................      660      23,450
    CSG Systems International, Inc.* ......................      528       9,874
    Keane, Inc.* ..........................................      733      10,775
    Kelly Services, Inc. ..................................      403      12,163
    Korn/Ferry International, Inc.* .......................      400       8,300
    Manpower, Inc. ........................................      941      45,450
    MPS Group, Inc.* ......................................    1,193      14,626
    The Dun & Bradstreet Corp.* ...........................      755      45,036
                                                                        --------
                                                                         195,658
                                                                        --------
   CASINO SERVICES -- 0.2%
    Boyd Gaming Corp. .....................................      987      41,109
                                                                        --------


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
   COMMERCIAL SERVICES -- 0.8%
    Alliance Data Systems Corp.* ..........................      875    $ 41,545
    ChoicePoint, Inc.* ....................................      938      43,139
    Jacobs Engineering Group, Inc.* .......................      583      27,862
    Quanta Services, Inc.* ................................    1,211       9,688
    Sotheby's Holdings, Inc. -- Class A* ..................      603      10,950
    United Rentals, Inc.* .................................      785      14,837
                                                                        --------
                                                                         148,021
                                                                        --------
   EDUCATIONAL SERVICES -- 0.8%
    Career Education Corp.* ...............................    1,074      42,960
    Corinthian Colleges, Inc.* ............................      933      17,582
    DeVry, Inc.* ..........................................      771      13,385
    Education Management Corp.* ...........................      758      25,022
    ITT Educational Services, Inc.* .......................      469      22,301
    Laureate Education, Inc.* .............................      564      24,867
                                                                        --------
                                                                         146,117
                                                                        --------
   INTERNET SERVICES -- 0.6%
    Avocent Corp.* ........................................      554      22,448
    Checkfree Holdings Corp.* .............................      980      37,318
    Macromedia, Inc.* .....................................      804      25,020
    Retek, Inc.* ..........................................      862       5,301
    RSA Security, Inc.* ...................................      721      14,463
                                                                        --------
                                                                         104,550
                                                                        --------
   MEDICAL & HEALTH SERVICES -- 2.4%
    Apria Healthcare Group, Inc.* .........................      567      18,683
    Community Health Systems* .............................      927      25,845
    Covance, Inc.* ........................................      650      25,188
    Coventry Health Care, Inc.* ...........................      940      49,895
    First Health Group Corp.* .............................      932      17,438
    Health Net, Inc.* .....................................    1,198      34,586
    Lifepoint Hospitals, Inc.* ............................      391      13,615
    Lincare Holdings, Inc.* ...............................    1,037      44,228
    Omnicare, Inc. ........................................    1,088      37,667
    PacifiCare Health Systems, Inc.* ......................      897      50,698
    Renal Care Group, Inc.* ...............................      690      24,833
    Triad Hospitals, Inc.* ................................      825      30,698
    Universal Health Services, Inc. -- Class B ............      644      28,658
    VISX, Inc.* ...........................................      594      15,367
                                                                        --------
                                                                         417,399
                                                                        --------


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / MID CAP QUANTITATIVE
 SERIES
---------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
   OIL & GAS FIELD SERVICES -- 0.8%
    Hanover Compressor Co.* .............................      960    $   13,565
    Tidewater, Inc. .....................................      625        22,256
    Varco International, Inc.* ..........................    1,004        29,267
    Weatherford International, Inc.* ....................    1,406        72,127
                                                                      ----------
                                                                         137,215
                                                                      ----------
   PRINTING & PUBLISHING -- 1.0%
    Banta Corp. .........................................      250        11,190
    Lee Enterprises, Inc. ...............................      465        21,427
    Scholastic Corp.* ...................................      399        14,747
    The Readers Digest Association, Inc. ................    1,110        15,440
    The Washington Post Co. -- Class B ..................      102       100,267
    Valassis Communications, Inc.* ......................      533        18,660
                                                                      ----------
                                                                         181,731
                                                                      ----------
   SANITARY SERVICES -- 0.5%
    Republic Services, Inc. .............................    1,633        54,771
    Rollins, Inc. .......................................      511        13,450
    Stericycle, Inc.* ...................................      450        20,678
                                                                      ----------
                                                                          88,899
                                                                      ----------
   TRANSPORTATION -- 1.2%
    C.H. Robinson Worldwide, Inc. .......................      907        50,357
    CNF, Inc. ...........................................      522        26,152
    Expeditors International ............................    1,116        62,361
    GATX Corp. ..........................................      558        16,494
    Leucadia National Corp. .............................      741        51,485
                                                                      ----------
                                                                         206,849
                                                                      ----------
   VETERINARY HOSPITALS & LABORATORIES -- 0.1%
    VCA Antech, Inc.* ...................................      900        17,640
                                                                      ----------
   TOTAL SERVICES .................................................    1,724,689
                                                                      ----------
 TRANSPORTATION -- 0.9%
   AIR TRANSPORTATION -- 0.3%
    Airtran Holdings* ...................................    1,000        10,700
    Alaska Air Group, Inc.* .............................      336        11,253
    Jetblue Airways Corp.* ..............................    1,164        27,027
                                                                      ----------
                                                                          48,980
                                                                      ----------
   MARINE -- 0.2%
    Alexander & Baldwin, Inc. ...........................      468        19,853
    Overseas Shipholding Group, Inc. ....................      405        22,356
                                                                      ----------
                                                                          42,209
                                                                      ----------


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
   TRUCKING -- 0.4%
    JB Hunt Transport Services, Inc. ......................      893    $ 40,050
    Swift Transportation Co., Inc.* .......................      822      17,657
    Werner Enterprises, Inc. ..............................      890      20,150
                                                                        --------
                                                                          77,857
                                                                        --------
   TOTAL TRANSPORTATION .............................................    169,046
                                                                        --------
 WHOLESALE & RETAIL TRADE -- 6.5%
   MISCELLANEOUS RETAIL STORES -- 0.3%
    99 Cents Only Stores* .................................      846      13,671
    Dollar Tree Stores, Inc.* .............................    1,283      36,796
                                                                        --------
                                                                          50,467
                                                                        --------
   RETAIL -- AUTOMOBILES -- 0.3%
    CarMax, Inc.* .........................................    1,167      36,235
    Copart, Inc.* .........................................      991      26,083
                                                                        --------
                                                                          62,318
                                                                        --------
   RETAIL -- COOKWARE, HOME FURNISHINGS -- 0.4%
    Furniture Brands International, Inc. ..................      668      16,733
    Pier 1 Imports, Inc. ..................................      901      17,750
    Williams-Sonoma, Inc.* ................................    1,233      43,204
                                                                        --------
                                                                          77,687
                                                                        --------
   RETAIL -- HAIR SALONS -- 0.1%
    Regis Corp. ...........................................      456      21,044
                                                                        --------
   RETAIL APPAREL & ACCESSORY STORES -- 2.0%
    Abercrombie & Fitch Co. -- Class A ....................    1,006      47,232
    Aeropostale, Inc.* ....................................      600      17,658
    American Eagle Outfitters, Inc.* ......................      741      34,901
    AnnTaylor Stores Corp.* ...............................      744      16,018
    Chico's FAS, Inc. .....................................      946      43,071
    Claire's Stores, Inc. .................................    1,121      23,821
    Foot Locker, Inc. .....................................    1,700      45,781
    Pacific Sunwear of California, Inc.* ..................      781      17,385
    Payless ShoeSource, Inc.* .............................      702       8,635
    Ross Stores, Inc. .....................................    1,565      45,182
    Urban Outfitters, Inc. ................................      900      39,960
                                                                        --------
                                                                         339,644
                                                                        --------


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / MID CAP QUANTITATIVE
 SERIES
---------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                        Value
                                                            Shares     (Note 2)
                                                            ------   -----------
   RETAIL EATING & DRINKING PLACES -- 1.0%
    Applebee's International, Inc. .....................      850    $    22,483
    Bob Evans Farms, Inc. ..............................      356          9,306
    Brinker International, Inc.* .......................    1,005         35,245
    CBRL Group, Inc. ...................................      497         20,799
    Outback Steakhouse, Inc. ...........................      790         36,166
    Ruby Tuesday, Inc. .................................      688         17,943
    The Cheesecake Factory, Inc.* ......................      853         27,697
                                                                     -----------
                                                                         169,639
                                                                     -----------
   SPECIALTY RETAIL STORES -- 1.8%
    Advance Auto Parts, Inc.* ..........................      800         34,944
    Barnes & Noble, Inc.* ..............................      714         23,041
    Borders Group, Inc. ................................      799         20,295
    CDW Corp. ..........................................      887         58,853
    Michael's Stores, Inc. .............................    1,146         43,337
    O'Reilly Automotive, Inc. ..........................      605         27,355
    PETsMART, Inc. .....................................    1,614         57,346
    Saks, Inc. .........................................    1,526         22,142
    The Neiman Marcus Group, Inc. -- Class A ...........      512         36,628
                                                                     -----------
                                                                         323,841
                                                                     -----------
   WHOLESALE -- GROCERIES & RELATED PRODUCTS -- 0.4%
    Ruddick Corp. ......................................      468         10,151
    Whole Foods Market, Inc. ...........................      656         62,551
                                                                     -----------
                                                                          72,702
                                                                     -----------
   WHOLESALE MISCELLANEOUS -- 0.2%
    Adesa, Inc.* .......................................      937         19,883
    BJ's Wholesale Club, Inc.* .........................      718         20,915
                                                                     -----------
                                                                          40,798
                                                                     -----------
   TOTAL WHOLESALE & RETAIL TRADE ................................     1,123,196
                                                                     -----------
   TOTAL COMMON STOCK (Cost $9,355,741) ..........................    11,524,433
                                                                     -----------


                                                                        Value
                                                            Shares     (Note 2)
                                                            ------   -----------
EXCHANGE TRADED FUNDS -- 35.0%
    iShares S&P MidCap 400 Index Fund ..................    48,605   $ 6,245,743
                                                                     -----------
   TOTAL EXCHANGE TRADED FUNDS
    (Cost $5,591,784) ............................................     6,245,743
                                                                     -----------
SHORT-TERM INVESTMENTS -- 0.5%
    BlackRock Liquidity Funds TempCash Portfolio --
    Institutional Series ...............................    41,141        41,141
    BlackRock Liquidity Funds TempFund Portfolio --
    Institutional Series ...............................    41,139        41,139
                                                                     -----------
   TOTAL SHORT-TERM INVESTMENTS (Cost $82,280) ...................        82,280
                                                                     -----------
 TOTAL INVESTMENTS -- 100.0%
    (Cost $15,029,805) ...........................................   $17,852,456
                                                                     ===========

---------------
*  Non-income producing security.
+ The cost for Federal income tax purposes is $15,072,043. At December 31, 2004, net unrealized appreciation was $2,780,413. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $3,126,355, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $345,942.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP MULTI-MANAGER
 SERIES
------------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
 (Showing Percentage of Total Investments)
================================================================================

                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
COMMON STOCK -- 98.1%
 AEROSPACE & DEFENSE -- 2.4%
   Armor Holdings, Inc.*.................................     6,150   $  289,173
   DRS Technologies, Inc.*...............................     7,000      298,970
   Innovative Solutions And Support, Inc.*...............     2,760       92,074
   United Defense Industries, Inc.*......................     6,500      307,125
                                                                      ----------
  TOTAL AEROSPACE & DEFENSE .......................................      987,342
                                                                      ----------
 COMMUNICATION & BROADCASTING -- 0.9%
   Cincinnati Bell, Inc.*................................    17,000       70,550
   General Communication, Inc. -- Class A*...............     2,550       28,152
   Hearst-Argyle Television, Inc.........................     5,400      142,452
   Western Wireless Corp. -- Class A.....................     4,860      142,398
                                                                      ----------
  TOTAL COMMUNICATION & BROADCASTING ..............................      383,552
                                                                      ----------
 COMPUTER SERVICES -- 4.6%
   Agilysys, Inc.........................................     5,400       92,556
   Anteon International Corp.*...........................     8,000      334,880
   CACI International, Inc. -- Class A*..................     5,750      391,747
   Catapult Communications Corp.*........................     4,680      113,069
   Foundry Networks, Inc.*...............................    10,100      132,916
   Intervoice, Inc.*.....................................     2,250       30,038
   Netgear, Inc.*........................................     7,300      132,787
   Parametric Technology Corp.*..........................    26,480      155,967
   Perot Systems Corp., Class A*.........................     3,200       51,296
   Polycom, Inc.*........................................    10,770      251,156
   Safenet, Inc.*........................................     1,300       47,762
   Sybase, Inc.*.........................................     8,500      169,575
                                                                      ----------
  TOTAL COMPUTER SERVICES .........................................    1,903,749
                                                                      ----------
 CONSUMER PRODUCTS -- 0.5%
   Yankee Candle Co., Inc.*..............................     5,900      195,762
                                                                      ----------
  TOTAL CONSUMER PRODUCTS .........................................      195,762
                                                                      ----------
 ELECTRIC, GAS, WATER, & UTILITIES -- 0.9%
   MGE Energy, Inc.......................................    10,000      360,300
                                                                      ----------
  TOTAL ELECTRIC, GAS, WATER, & UTILITIES .........................      360,300
                                                                      ----------
 ENTERTAINMENT & LEISURE -- 2.5%
   Alliance Gaming Corp.*................................     8,100      111,861
   Brunswick Corp........................................     3,000      148,500
   Dreamworks Animation SKG, Inc.*.......................       300       11,253
   Lions Gate Entertainment Corp.*.......................    17,720      188,186
   Marvel Enterprises, Inc.*.............................     8,460      173,261
   Monarch Casino & Resort, Inc*.........................     1,150       46,633
   Penn National Gaming, Inc.*...........................     5,600      339,080
                                                                      ----------
  TOTAL ENTERTAINMENT & LEISURE ...................................    1,018,774
                                                                      ----------


                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
 FINANCE & INSURANCE -- 11.8%
  FINANCIAL SERVICES -- 3.0%
   Commercial Capital Bancorp, Inc.......................     4,230   $   98,051
   Compucredit Corp.*....................................     5,360      146,542
   Euronet Worldwide, Inc.*..............................     5,520      143,630
   National Financial Partners Corp......................     4,800      186,240
   Piper Jaffray Cos., Inc.*.............................     2,300      110,285
   Portfolio Recovery Associates, Inc.*..................     2,500      103,050
   Raymond James Financial, Inc..........................     5,000      154,900
   Sky Financial Group, Inc..............................     9,100      260,897
   W Holding Co., Inc....................................       385        8,821
                                                                      ----------
                                                                       1,212,416
                                                                      ----------
  INSURANCE -- PROPERTY/CASUALTY -- 1.4%
   Affirmative Insurance Holdings, Inc...................     5,000       84,200
   ProAssurance Corp.*...................................     1,500       58,665
   Selective Insurance Group, Inc........................    10,000      442,401
                                                                      ----------
                                                                         585,266
                                                                      ----------
  INSURANCE CARRIERS -- 0.3%
   Arthur J. Gallagher & Co..............................     3,600      117,000
                                                                      ----------
                                                                         117,000
                                                                      ----------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 2.5%
   Nara Bancorp, Inc.....................................     3,670       78,061
   Republic Bancorp, Inc.................................    18,106      276,660
   Washington Federal, Inc...............................    12,000      318,480
   Webster Financial Corp................................     7,300      369,673
                                                                      ----------
                                                                       1,042,874
                                                                      ----------
  SECURITY & COMMODITY BROKERS, DEALERS, & SERVICES -- 0.8%
   Affiliated Managers Group, Inc.*......................     3,100      209,994
   Waddell & Reed Financial, Inc. --
    Class A..............................................     5,500      131,395
                                                                      ----------
                                                                         341,389
                                                                      ----------
  STATE & NATIONAL BANKS -- 3.8%
   Astoria Financial Corp................................     7,400      295,778
   Bank of The Ozarks, Inc...............................     4,210      143,266
   Greater Bay Bancorp...................................     6,000      167,280
   Pacific Capital Bancorp...............................     2,666       90,617
   PFF Bancorp, Inc......................................     3,000      138,990
   The Colonial BancGroup, Inc...........................    16,500      350,295
   The South Financial Group, Inc........................     5,400      175,662
   UCBH Holdings, Inc.*..................................     2,850      130,587
   Wilshire Bancorp, Inc.*...............................     4,580       75,753
                                                                      ----------
                                                                       1,568,228
                                                                      ----------
  TOTAL FINANCE & INSURANCE .......................................    4,867,173
                                                                      ----------



    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP MULTI-MANAGER
 SERIES
------------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================

                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
 FINANCIAL SERVICES -- 0.3%
   Ipayment Holdings, Inc.*..............................     2,290   $  113,401
                                                                      ----------
  TOTAL FINANCIAL SERVICES ........................................      113,401
                                                                      ----------
 HEALTHCARE -- 0.7%
   Diagnostic Products Corp..............................     2,700      148,635
   Option Care, Inc......................................     8,280      142,333
                                                                      ----------
  TOTAL HEALTHCARE ................................................      290,968
                                                                      ----------
 INFORMATION TECHNOLOGY -- 3.6%
  APPLICATION SOFTWARE -- 1.2%
   MapInfo Corp.*........................................     3,500       41,930
   Progress Software Co.*................................     6,000      140,100
   SERENA Software, Inc.*................................     3,220       69,681
   Tibco Software, Inc.*.................................    17,260      230,248
                                                                      ----------
                                                                         481,959
                                                                      ----------
  HOME ENTERTAINMENT SOFTWARE -- 0.7%
   Activision, Inc.*.....................................     7,000      141,260
   Take-Two Interactive Software, Inc.*..................     4,800      166,992
                                                                      ----------
                                                                         308,252
                                                                      ----------
  IT CONSULTING & SERVICES -- 0.4%
   Insight Enterprises, Inc.*............................     8,140      167,033
                                                                      ----------
  SYSTEMS SOFTWARE -- 1.3%
   Avid Technology, Inc.*................................     2,460      151,905
   Hyperion Solutions Corp.*.............................     5,980      278,787
   NETIQ Corp.*..........................................     8,570      104,640
                                                                      ----------
                                                                         535,332
                                                                      ----------
  TOTAL INFORMATION TECHNOLOGY ....................................    1,492,576
                                                                      ----------
 MANUFACTURING -- 33.6%
  APPAREL -- 1.5%
   Columbia Sportswear Co.*..............................     3,500      208,635
   Guess, Inc.*..........................................     1,650       20,708
   Oxford Industries, Inc................................     4,200      173,460
   The Timberland Co. -- Class A*........................     3,300      206,811
                                                                      ----------
                                                                         609,614
                                                                      ----------
  AUTO PARTS & EQUIPMENT -- 0.4%
   ArvinMeritor, Inc.....................................     7,300      163,301
                                                                      ----------
  BIOTECHNOLOGY -- 0.2%
   Immunogen, Inc.*......................................     4,650       41,106
   Martek Bioscience Corp.*..............................       400       20,480
   Telik, Inc.*..........................................     1,700       32,538
                                                                      ----------
                                                                          94,124
                                                                      ----------


                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
  BUILDING - RESIDENTIAL/COMMERCIAL -- 1.3%
   Dycom Industries, Inc.*...............................    11,100   $  338,771
   Hovnanian Enterprises, Inc.*..........................     4,000      198,080
                                                                      ----------
                                                                         536,851
                                                                      ----------
  BUILDING MATERIALS & COMPONENTS -- 3.5%
   American Woodmark Corp................................     6,000      262,080
   Eagle Materials, Inc..................................     3,300      284,955
   Lafarge North America, Inc............................     5,000      256,600
   Modine Manufacturing Co...............................     5,100      172,227
   The Genlyte Group, Inc.*..............................     3,400      291,312
   York International Corp...............................     5,000      172,700
                                                                      ----------
                                                                       1,439,874
                                                                      ----------
  CHEMICAL & ALLIED PRODUCTS -- 2.3%
   Albemarle Corp........................................     5,600      216,776
   Ferro Corp............................................     8,500      197,115
   Georgia Gulf Corp.....................................     2,900      144,420
   Schulman (A.), Inc....................................     6,500      139,165
   Uap Holding Corp.*....................................     6,000      103,620
   Westlake Chemical Corp................................     3,860      128,924
                                                                      ----------
                                                                         930,020
                                                                      ----------
  COMPUTERS & OFFICE EQUIPMENT -- 1.9%
   Brocade Communications Systems, Inc.*.................    24,100      184,124
   Herman Miller, Inc....................................     5,300      146,439
   Palmone, Inc.*........................................     4,100      129,355
   Trident Microsystems, Inc.*...........................     9,500      158,840
   Western Digital Corp.*................................    15,800      171,272
                                                                      ----------
                                                                         790,030
                                                                      ----------
  DIVERSIFIED MANUFACTURING INDUSTRIES -- 0.8%
   Actuant Corp. -- Class A*.............................     3,620      188,783
   Griffon Corp.*........................................     4,600      124,200
                                                                      ----------
                                                                         312,983
                                                                      ----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 2.7%
   Amphenol Corp. -- Class A*............................     2,640       96,994
   Cohu, Inc.............................................    13,300      246,848
   Cyberoptics Corp.*....................................     3,500       52,045
   Fargo Electronics, Inc.*..............................     1,560       23,383
   Littelfuse, Inc.*.....................................     4,400      150,304
   LTX Corp.*............................................    10,200       78,438
   Photronics, Inc.*.....................................    11,310      186,615
   Rofin-Sinar Technologies, Inc.*.......................     4,900      208,005
   Universal Electronics, Inc.*..........................     5,000       88,000
                                                                      ----------
                                                                       1,130,632
                                                                      ----------



    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP MULTI-MANAGER
 SERIES
------------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
  ELECTRONIC INSTRUMENTS -- 1.2%
   BEI Technologies, Inc...................................     5,200   $160,576
   Photon Dynamics, Inc.*..................................     8,200    199,096
   Trimble Navigation, Ltd.*...............................     4,400    145,376
                                                                        --------
                                                                         505,048
                                                                        --------
  ENGINES & TURBINES -- 0.6%
   Briggs & Stratton Corp..................................     6,260    260,291
                                                                        --------
  FARM MACHINERY -- 0.5%
   AGCO Corp.*.............................................     8,500    186,065
                                                                        --------
  FOOD & BEVERAGE -- 1.0%
   Adolph Coors, Co. -- Class B............................     2,000    151,340
   J&J Snack Foods Corp.*..................................     3,500    171,605
   The Boston Beer Co., Inc.*..............................     5,000    106,350
                                                                        --------
                                                                         429,295
                                                                        --------
  FURNITURE -- 0.8%
   Ethan Allen Interiors, Inc..............................     4,100    164,082
   Knoll, Inc.*............................................    10,000    175,000
                                                                        --------
                                                                         339,082
                                                                        --------
  GAMES & TOYS -- 0.3%
   RC2 Corp.*..............................................     4,200    136,920
                                                                        --------
  GENERAL CONSTRUCTION -- SINGLE HOMES -- 0.2%
   Meritage Corp.*.........................................       800     90,160
                                                                        --------
  MEDICAL & DENTAL SUPPLIES -- 0.5%
   Advanced Medical Optics, Inc.*..........................     3,400    139,876
   Intralease Corp.*.......................................       200      4,696
   Sybron Dental Specialties, Inc.*........................     2,200     77,836
                                                                        --------
                                                                         222,408
                                                                        --------
  MEDICAL EQUIPMENT & SUPPLIES -- 0.2%
   STERIS Corp.*...........................................     3,550     84,206
                                                                        --------
  MEDICAL PRODUCTS -- 2.0%
   American Medical Systems Holdings, Inc.*................     3,300    137,973
   Bone Care International, Inc.*..........................       700     19,495
   Dade Behring Holdings, Inc.*............................     1,260     70,560
   Mueller Industries, Inc.................................     6,000    193,200
   Ocular Sciences, Inc.*..................................     3,510    172,025
   Respironics, Inc.*......................................     4,260    231,574
                                                                        --------
                                                                         824,827
                                                                        --------


                                                          Value
                                             Shares     (Note 2)
                                             ------    -----------
METAL PRODUCTS -- 1.5%
   Quanex Corp. ..........................    4,500    $   308,564
   Reliance Steel & Aluminum Co. .........    3,700        144,152
   Steel Dynamics, Inc. ..................    4,300        162,884
                                                       -----------
                                                           615,600
                                                       -----------
MISC. ELECTRICAL MACHINERY, EQUIPMENT, & SUPPLIES -- 0.5%
   Varian, Inc.* .........................    4,760        195,208
                                                       -----------
MISC. INDUSTRIAL MACHINERY & EQUIPMENT -- 2.2%
   Cascade Corp. .........................    4,700        187,765
   Crane Co. .............................    7,000        201,880
   Gardner Denver, Inc.* .................    4,000        145,160
   Terex Corp.* ..........................    7,430        354,039
                                                       -----------
                                                           888,844
                                                       -----------
MISC. MANUFACTURING INDUSTRIES -- 1.3%
   Albany International Corp. ............    1,800         63,288
   DSP Group, Inc.* ......................    8,500        189,805
   HNI Corp. .............................    5,200        223,860
   Middleby Corp. ........................    1,440         73,037
                                                       -----------
                                                           549,990
                                                       -----------
PAPER PRODUCTS -- 0.7%
   Glatfelter ............................   10,300        157,384
   Rock Tenn Co. -- Class A ..............    7,500        113,700
                                                       -----------
                                                           271,084
                                                       -----------
PHARMACEUTICAL PREPARATIONS -- 0.2%
   Perrigo Co. ...........................    4,800         82,896
                                                       -----------
PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 1.5%
   Datascope Corp. .......................    8,000        317,519
   Edwards Lifesciences Corp.* ...........    3,500        144,410
   Techne Corp.* .........................    3,600        140,040
                                                       -----------
                                                           601,969
                                                       -----------
RECREATIONAL VEHICLES -- 0.4%
   Polaris Industries, Inc. ..............    2,700        183,654
                                                       -----------
SEMICONDUCTORS -- 1.5%
   Amis Holdings, Inc.* ..................    2,550         42,126
   Cabot Microelectronics Corp.* .........    2,800        112,140
   Leadis Technology, Inc.* ..............    6,010         64,007
   MEMC Electronic Materials, Inc.* ......   19,000        251,750
   Ultratech, Inc.* ......................    7,500        141,375
                                                       -----------
                                                           611,398
                                                       -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP MULTI-MANAGER
 SERIES
------------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================

                                                          Value
                                             Shares     (Note 2)
                                             ------    -----------
TELECOMMUNICATIONS EQUIPMENT -- 1.9%
   Applied Innovation, Inc.* .............   31,000    $   107,880
   Applied Signal Technology, Inc. .......    1,740         61,335
   Ditech Communications Corp.* ..........   11,000        164,450
   Essex Corp.* ..........................    7,000        141,750
   KVH Industries, Inc. ..................    9,600         94,080
   Tekelec* ..............................    9,500        194,180
   Telular Corp.* ........................    2,550         21,701
                                                       -----------
                                                           785,376
                                                       -----------
  TOTAL MANUFACTURING..............................     13,871,750
                                                       -----------
OIL & GAS -- 5.4%
  CRUDE PETROLEUM & NATURAL GAS -- 0.9%
   Southwestern Energy Co.* ..............    7,500        380,174
                                                       -----------
DRILLING OIL & GAS WELLS -- 0.9%
   Atwood Oceanics, Inc.* ................    3,700        192,770
   Helmerich & Payne, Inc. ...............    5,200        177,008
                                                       -----------
                                                           369,778
                                                       -----------
OIL & GAS EXPLORATION -- 2.3%
   Cimarex Energy Co.* ...................    5,400        204,660
   Houston Exploration Co.* ..............    2,500        140,775
   Patina Oil & Gas Corp.* ...............    3,120        117,000
   Petroleum Development Corp.* ..........    4,950        190,922
   Plains Exploration & Production Co.* ..    2,970         77,220
   Unit Corp.* ...........................    5,610        214,358
                                                       -----------
                                                           944,935
                                                       -----------
OIL FIELD MACHINERY & EQUIPMENT -- 1.3%
   Energy Partners Ltd.* .................   10,050        203,714
   Hydril Co.* ...........................    2,900        131,979
   Maverick Tube Corp.* ..................    6,150        186,345
                                                       -----------
                                                           522,038
                                                       -----------
   TOTAL OIL & GAS.................................      2,216,925
                                                       -----------
REAL ESTATE INVESTMENT TRUSTS -- 2.6%
   CBL & Associates, Inc. ................    3,000        229,050
   Maguire Properties, Inc. ..............    6,000        164,760
   New Century Financial Corp. ...........    3,060        195,565
   Reckson Associates Realty Corp. .......    5,500        180,455
   Washington Real Estate Investment
    Trust ................................    4,900        165,963
   Weingarten Realty, Inc. ...............    3,900        156,390
                                                       -----------
   TOTAL REAL ESTATE INVESTMENT TRUSTS.............      1,092,183
                                                       -----------


                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
 SERVICES -- 14.6%
  BUSINESS SERVICES -- 2.1%
   Administaff, Inc.*....................................     6,550   $   82,596
   Charles River Associates, Inc.*.......................     1,350       63,140
   Greenfield Online*....................................       600       13,194
   Heidrick & Struggles International, Inc.*.............     2,700       92,529
   Labor Ready, Inc.*....................................    18,990      321,310
   PTEK Holdings, Inc.*..................................    11,290      120,916
   Ventiv Health, Inc.*..................................     7,500      152,400
                                                                      ----------
                                                                         846,085
                                                                      ----------
  CASINO SERVICES -- 0.6%
   Scientific Games Corp.*...............................    10,260      244,598
                                                                      ----------
  COMMERCIAL SERVICES -- 0.6%
   Service Corp. International*..........................     4,000       29,800
   Sotheby's Holdings, Inc. -- Class A...................     7,950      144,372
   Steiner Leisure Ltd.*.................................     1,870       55,876
                                                                      ----------
                                                                         230,048
                                                                      ----------
  EDUCATIONAL SERVICES -- 1.0%
   Bright Horizons Family Solutions, Inc.*...............     2,700      174,852
   ITT Educational Services, Inc.*.......................     4,550      216,353
   Leapfrog Enterprises, Inc.*...........................     2,500       34,000
                                                                      ----------
                                                                         425,205
                                                                      ----------
  INTERNET SERVICES -- 1.6%
   Coinstar, Inc.*.......................................     6,620      177,615
   Earthlink, Inc.*......................................    17,800      205,056
   RSA Security, Inc.*...................................     2,030       40,722
   Secure Computing Corp.*...............................     8,000       79,840
   Websense, Inc.*.......................................     3,000      152,160
                                                                      ----------
                                                                         655,393
                                                                      ----------
  MEDICAL & HEALTH SERVICES -- 4.3%
   America Service Group, Inc.*..........................     6,360      170,257
   Centene Corp*.........................................    10,180      288,602
   Dendrite International, Inc.*.........................    12,800      248,320
   IDEXX Laboratories, Inc.*.............................     1,900      103,721
   Lifepoint Hospitals, Inc.*............................     4,500      156,690
   PacifiCare Health Systems, Inc.*......................     2,800      158,256
   Province Healthcare Co.*..............................     9,080      202,938
   Select Medical Corp.*.................................     6,850      120,560
   Sierra Health Services, Inc.*.........................     5,700      314,126
                                                                      ----------
                                                                       1,763,470
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP MULTI-MANAGER
 SERIES
------------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
  OIL & GAS FIELD SERVICES -- 0.9%
   Cal Dive International, Inc.*.........................     4,300   $  175,225
   Tidewater, Inc........................................     5,500      195,855
                                                                      ----------
                                                                         371,080
                                                                      ----------
  SANITARY SERVICES -- 0.9%
   Metal Management, Inc.*...............................     3,500       94,045
   Rollins, Inc..........................................     3,030       79,750
   Waste Connections, Inc.*..............................     6,090      208,583
                                                                      ----------
                                                                         382,378
                                                                      ----------
  TELECOMMUNICATIONS SERVICES -- 0.9%
   Carrier Access Corp.*.................................     6,000       64,080
   Novatel Wireless, Inc.*...............................     6,850      132,753
   SBA Communications Corp.*.............................    17,500      162,400
                                                                      ----------
                                                                         359,233
                                                                      ----------
  TRANSPORTATION -- 1.7%
   Arkansas Best Corp....................................     2,800      125,692
   EGL, Inc.*............................................     6,150      183,824
   Hub Group, Inc. -- Class A............................     6,300      328,985
   Pacer International, Inc.*............................     3,800       80,788
                                                                      ----------
                                                                         719,289
                                                                      ----------
  VETERINARY HOSPITALS & LABORATORIES -- 0.0%
   VCA Antech, Inc.*.....................................       500        9,800
                                                                      ----------
  TOTAL SERVICES ..................................................    6,006,579
                                                                      ----------
 TRANSPORTATION -- 1.6%
  AIR TRANSPORTATION -- 0.3%
   Airtran Holdings*.....................................     9,900      105,930
                                                                      ----------
  TRUCKING -- 1.3%
   Forward Air Corp.*....................................     1,460       65,262
   Landstar System, Inc.*................................     2,750      202,510
   Yellow Roadway Corp.*.................................     5,396      300,611
                                                                      ----------
                                                                         568,383
                                                                      ----------
  TOTAL TRANSPORTATION ............................................      674,313
                                                                      ----------
 WHOLESALE & RETAIL TRADE -- 12.1%
  MISCELLANEOUS RETAIL STORES -- 0.2%
   First Cash Financial Services, Inc.*..................     2,820       75,322
                                                                      ----------
  RETAIL -- MAIL ORDER -- 0.8%
   MSC Industrial Direct Co., Inc........................     8,810      316,984
                                                                      ----------


                                                                        Value
                                                            Shares     (Note 2)
                                                            ------   -----------
  RETAIL APPAREL & ACCESSORY STORES -- 4.3%
   Abercrombie & Fitch Co. -- Class A...................    11,000   $   516,449
   Aeropostale, Inc.*...................................     7,420       218,371
   AnnTaylor Stores Corp.*..............................     9,700       208,841
   Foot Locker, Inc.....................................    10,500       282,765
   Pacific Sunwear of California, Inc.*.................    12,380       275,579
   The Men's Wearhouse, Inc.*...........................     6,430       205,503
   Too, Inc.*...........................................     1,900        46,474
                                                                     -----------
                                                                       1,753,982
                                                                     -----------
  RETAIL EATING & DRINKING PLACES -- 1.5%
   CBRL Group, Inc......................................     1,500        62,775
   CEC Entertainment, Inc.*.............................     5,500       219,835
   Jack in the Box, Inc.*...............................     4,600       169,602
   Mccormick & Schmick's Seafood
    Restaurants, Inc.* .................................     2,520        42,462
   Ruby Tuesday, Inc....................................     5,500       143,440
                                                                     -----------
                                                                         638,114
                                                                     -----------
  RETAIL MERCHANDISING -- 0.8%
   Big 5 Sporting Goods Corp.*..........................     4,160       121,222
   Coldwater Creek, Inc.*...............................     5,580       172,255
   The Pantry, Inc.*....................................     1,800        54,162
                                                                     -----------
                                                                         347,639
                                                                     -----------
  SPECIALTY RETAIL STORES -- 3.1%
   Barnes & Noble, Inc.*................................    11,700       377,559
   Blockbuster, Inc.....................................    14,600       139,284
   Cash America International, Inc......................     3,000        89,190
   Gamestop Corp. Class B*..............................     1,826        40,921
   Guitar Center, Inc.*.................................     5,950       313,506
   Petco Animal Supplies, Inc.*.........................     3,300       130,284
   The Nautilus Group, Inc..............................     8,600       207,862
                                                                     -----------
                                                                       1,298,606
                                                                     -----------
  WHOLESALE -- INDUSTRIAL SUPPLIES -- 0.5%
   Wesco International, Inc.*...........................     6,600       195,624
                                                                     -----------
  WHOLESALE MISCELLANEOUS -- 0.9%
   BJ's Wholesale Club, Inc.*...........................     7,400       215,562
   Owens & Minor, Inc...................................     5,220       147,047
                                                                     -----------
                                                                         362,609
                                                                     -----------
   TOTAL WHOLESALE & RETAIL TRADE ................................     4,988,880
                                                                     -----------
   TOTAL COMMON STOCK
      (Cost $32,644,503)..........................................    40,464,227
                                                                     -----------



    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP MULTI-MANAGER
 SERIES
------------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                        Value
                                                           Shares      (Note 2)
                                                           -------   -----------
SHORT-TERM INVESTMENTS -- 1.9%
   BlackRock Liquidity Funds TempCash Portfolio --
    Institutional Series...............................    402,215   $   402,215
   BlackRock Liquidity Funds TempFund Portfolio --
    Institutional Series...............................    402,214       402,214
                                                                     -----------
 TOTAL SHORT-TERM INVESTMENTS
    (Cost $804,429) ..............................................       804,429
                                                                     -----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $33,448,932)..............................................   $41,268,656
                                                                     ===========


---------------
*  Non-income producing security.
+ The cost for Federal income tax purposes is $33,474,906. At December 31, 2004, net unrealized appreciation was $7,793,750. This is consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $8,446,638, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $652,888.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP QUANTITATIVE
 SERIES
-----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
 (Showing Percentage of Total Investments)
================================================================================

                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
COMMON STOCK -- 70.4%
 AEROSPACE & DEFENSE -- 1.5%
    AAR Corp. .............................................      932    $ 12,694
    Armor Holdings, Inc.* .................................    1,029      48,383
    Curtiss Wright Corp. ..................................      689      39,555
    DRS Technologies, Inc.* ...............................      878      37,499
    EDO Corp. .............................................      612      19,431
    Engineered Support Systems, Inc. ......................      816      48,324
    Esterline Technologies Corp.* .........................      714      23,312
    Gencorp, Inc. .........................................    1,650      30,641
    Kaman Corp. -- Class A ................................      806      10,196
    Moog, Inc. -- Class A* ................................      840      38,094
    Teledyne Technologies, Inc.* ..........................      989      29,106
    Triumph Group, Inc.* ..................................      509      20,106
                                                                        --------
   TOTAL AEROSPACE & DEFENSE ........................................    357,341
                                                                        --------
 COMMUNICATION & BROADCASTING -- 0.3%
    4Kids Entertainment, Inc.* ............................      399       8,387
    Boston Communications Group, Inc.* ....................      527       4,869
    General Communication, Inc. - Class A*.................    1,896      20,932
    j2 Global Communications, Inc.* .......................      774      26,703
                                                                        --------
   TOTAL COMMUNICATION & BROADCASTING ...............................     60,891
                                                                        --------
 COMPUTER SERVICES -- 1.7%
    Agilysys, Inc. ........................................      936      16,043
    Altiris, Inc.* ........................................      900      31,887
    ANSYS, Inc.* ..........................................      940      30,136
    Black Box Corp. .......................................      599      28,764
    CACI International, Inc. -- Class A* ..................      909      61,930
    Carreker Corp.* .......................................      910       7,826
    Catapult Communications, Inc. .........................      494      11,935
    CIBER, Inc.* ..........................................    2,116      20,398
    Concord Communications, Inc.* .........................      683       7,568
    DIGI International, Inc.* .............................      563       9,678
    FactSet Research Systems, Inc. ........................      971      56,745
    Manhattan Associates, Inc.* ...........................    1,033      24,668
    MICROS Systems, Inc.* .................................      593      46,290
    NYFIX, Inc.* ..........................................    1,226       7,589
    Phoenix Technologies Ltd.* ............................      730       6,030
    Radiant Systems, Inc.* ................................      812       5,286
    Radisys Corp.* ........................................      573      11,202
    TALX Corp. ............................................      388      10,007
                                                                        --------
   TOTAL COMPUTER SERVICES ..........................................    393,982
                                                                        --------


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
 CONSUMER PRODUCTS -- 0.9%
    Action Performance Cos., Inc. .........................      542    $  5,957
    Fossil, Inc.* .........................................    2,325      59,613
    National Presto Industries, Inc. ......................      204       9,282
    Nature's Sunshine Products, Inc. ......................      554      11,279
    NBTY, Inc.* ...........................................    2,102      50,469
    Rayovac Corp.* ........................................    1,070      32,699
    Russ Berrie & Co., Inc. ...............................      733      16,742
    WD-40 Co. .............................................      561      15,938
                                                                        --------
   TOTAL CONSUMER PRODUCTS ..........................................    201,979
                                                                        --------
 ELECTRIC, GAS, WATER, & UTILITIES -- 3.1%
    ALLETE, Inc. ..........................................      900      33,075
    American States Water Co. .............................    2,407      13,000
    Amcol International Corp. .............................    1,000      20,090
    Atmos Energy Corp. ....................................    2,407      65,831
    Avista Corp. ..........................................    1,490      26,328
    Cascade Natural Gas Corp. .............................      401       8,501
    Central Vermont Public Service Corp. ..................      344       8,001
    CH Energy Group, Inc. .................................      516      24,794
    Cleco Corp. ...........................................    1,542      31,241
    El Paso Electric Co.* .................................    1,452      27,501
    Green Mountain Power Corp. ............................      194       5,593
    Headwaters, Inc.* .....................................    1,100      31,350
    Massey Energy Co. .....................................    2,438      85,207
    New Jersey Resources Corp. ............................      856      37,099
    Northwest Natural Gas Co. .............................      913      30,805
    Piedmont Natural Gas Co.* .............................    2,454      57,031
    Southern Union Co.* ...................................    2,552      61,197
    Southwest Gas Corp. ...................................    1,070      27,178
    The Laclede Group, Inc. ...............................      637      19,843
    UGI Corp. .............................................    1,594      65,211
    UIL Holdings Corp. ....................................      443      22,726
    Unisource Energy Corp. ................................    1,051      25,340
                                                                        --------
   TOTAL ELECTRIC, GAS, WATER, & UTILITIES ..........................    726,942
                                                                        --------
 ENTERTAINMENT & LEISURE -- 0.4%
    Argosy Gaming* ........................................      917      42,824
    Bally Total Fitness Holding Corp.* ....................    1,256       5,325
    Multimedia Games, Inc.* ...............................      900      14,184
    Pinnacle Entertainment, Inc.* .........................    1,175      23,242
                                                                        --------
   TOTAL ENTERTAINMENT & LEISURE ....................................     85,575
                                                                        --------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP QUANTITATIVE
 SERIES
-----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================

                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
 FARMING & AGRICULTURE -- 0.1%
    Delta & Pine Land Co. .................................    1,268    $ 34,591
                                                                        --------
   TOTAL FARMING & AGRICULTURE ......................................     34,591
                                                                        --------
 FINANCE  & INSURANCE -- 8.3%
   FINANCIAL SERVICES -- 0.5%
    Financial Federal Corp.* ..............................      521      20,423
    Piper Jaffray Cos., Inc.* .............................      611      29,297
    Sterling Financial Corp.* .............................      748      29,366
    SWS Group, Inc. .......................................      543      11,903
    World Acceptance Corp.* ...............................      600      16,506
                                                                        --------
                                                                         107,495
                                                                        --------
   INSURANCE -- PROPERTY/CASUALTY -- 1.0%
    LandAmerica Financial Group, Inc.* ....................      547      29,500
    Philadelphia Consolidated Holding Corp.*...............      689      45,570
    ProAssurance Corp.* ...................................      902      35,277
    RLI Corp. .............................................      827      34,378
    SCPIE Holdings, Inc.* .................................      325       3,218
    Selective Insurance Group, Inc. .......................      864      38,223
    Stewart Information Services Corp. ....................      550      22,908
    Zenith National Insurance Corp. .......................      594      29,605
                                                                        --------
                                                                         238,679
                                                                        --------
   INSURANCE CARRIERS -- 0.6%
    Delphi Financial Group, Inc. -- Class A ...............      986      45,504
    Hilb, Rogal & Hamilton Co. ............................    1,093      39,610
    Presidential Life Corp. ...............................      919      15,586
    UICI* .................................................    1,440      48,816
                                                                        --------
                                                                         149,516
                                                                        --------


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
   SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 3.4%
    Anchor Bancorp Wisconsin, Inc. ........................      694    $ 20,230
    Bankatlantic Bancorp, Inc. -- Class A* ................    1,841      36,636
    Bankunited Financial Corp. -- Class A* ................      923      29,490
    Boston Private Financial Holdings, Inc. ...............      876      24,677
    Brookline Bancorp, Inc. ...............................    1,959      31,971
    Chittenden Corp. ......................................    1,440      41,371
    Commercial Federal Corp. ..............................    1,310      38,920
    Community Bank Systems, Inc. ..........................    1,000      28,250
    Dime Community Bancshares .............................    1,132      20,274
    Downey Financial Corp. ................................      898      51,186
    First Midwest Bancorp, Inc. ...........................    1,462      53,056
    FirstFed Financial Corp.* .............................      519      26,921
    Flagstar Bancorp, Inc. ................................    1,894      42,804
    Fremont General Corp. .................................    2,414      60,785
    Gold Banc Corp., Inc.* ................................    1,336      19,532
    Irwin Financial Corp. .................................      870      24,699
    MAF Bancorp, Inc. .....................................    1,050      47,061
    Nara Bancorp, Inc. ....................................      700      14,889
    Privatebancorp, Inc. ..................................      600      19,338
    Republic Bancorp, Inc. ................................    2,164      33,066
    Sterling Bancshares, Inc. .............................    1,358      19,379
    Waypoint Financial Corp. ..............................    1,302      29,257
    Whitney Holdings Corp. ................................    1,306      58,757
    Wintrust Financial Corp. ..............................      656      37,366
                                                                        --------
                                                                         809,915
                                                                        --------
   SECURITY & COMMODITY BROKERS, DEALERS, & SERVICES -- 0.1%
    Investment Technology Group, Inc.* ....................    1,319      26,380
                                                                        --------


    The accompanying notes are an integral part of the financial statements.

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 SERIES
-----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
   STATE & NATIONAL BANKS -- 2.7%
    East West Bancorp, Inc. .............................    1,575    $   66,087
    First Bancorp .......................................    1,266        80,405
    First Republic Bank .................................      461        24,433
    Hudson United Bankcorp ..............................    1,411        55,565
    Provident Bankshares Corp. ..........................    1,017        36,988
    Riggs National Corp. ................................      875        18,603
    Southwest Bancorporation of Texas, Inc. .............    2,153        50,143
    Susquehanna Bancshares, Inc. ........................    1,431        35,703
    The South Financial Group, Inc. .....................    2,241        72,900
    TrustCo Bank Corp. NY ...............................    2,481        34,213
    UCBH Holdings, Inc. .................................    1,442        65,156
    Umpqua Holdings Corp.* ..............................    1,411        35,571
    United Bankshares, Inc. .............................    1,364        52,037
                                                                      ----------
                                                                         627,804
                                                                      ----------
   TOTAL FINANCE & INSURANCE                                           1,959,789
                                                                      ----------
 HEALTHCARE -- 0.4%
    Amedisys, Inc.* .....................................      400        12,956
    Diagnostic Products Corp. ...........................      956        52,628
    Gentiva Health Services, Inc.* ......................      800        13,376
    LCA-Vision, Inc. ....................................      600        14,034
                                                                      ----------
   TOTAL HEALTHCARE  ..............................................       92,994
                                                                      ----------
 HOTELS & MOTELS -- 0.3%
    Aztar Corp.* ........................................    1,074        37,504
    The Marcus Corp. ....................................      902        22,676
                                                                      ----------
   TOTAL HOTELS & MOTELS ..........................................       60,180
                                                                      ----------
 INFORMATION TECHNOLOGY -- 1.9%
   APPLICATION SOFTWARE -- 0.5%
    EPIQ Systems, Inc.* .................................      475         6,954
    MapInfo Corp.* ......................................      608         7,284
    MRO Software, Inc.* .................................      905        11,783
    Napster, Inc.* ......................................      981         9,221
    Pinnacle Systems, Inc.* .............................    2,335        14,244
    Progress Software Co.* ..............................    1,240        28,954
    SERENA Software, Inc.* ..............................    1,456        31,508
                                                                      ----------
                                                                         109,948
                                                                      ----------
   COMPUTER STORAGE/PERIPHERALS -- 0.1%
    Adaptec, Inc.* ......................................    3,527        26,770
                                                                      ----------
   HOME ENTERTAINMENT SOFTWARE -- 0.3%
    Take-Two Interactive Software, Inc.* ................    1,403        48,810
    THQ, Inc.* ..........................................    1,198        27,482
                                                                      ----------
                                                                          76,292
                                                                      ----------


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
   IT CONSULTING & SERVICES -- 0.1%
    Insight Enterprises, Inc.* ............................    1,532    $ 31,437
                                                                        --------
   SERVICES -- DATA PROCESSING -- 0.2%
    Kronos, Inc.* .........................................      970      49,596
                                                                        --------
   SYSTEMS SOFTWARE -- 0.7%
    Avid Technology, Inc.* ................................    1,092      67,431
    Hyperion Solutions Corp.* .............................    1,253      58,415
    JDA Software Group, Inc.* .............................      981      13,361
    SPSS, Inc.* ...........................................      651      10,182
                                                                        --------
                                                                         149,389
                                                                        --------
   TOTAL INFORMATION TECHNOLOGY .....................................    443,432
                                                                        --------
 MANUFACTURING -- 26.0%
   APPAREL -- 0.8%
    Ashworth, Inc.* .......................................      339       3,692
    Haggar Corp. ..........................................      318       7,466
    Kellwood Co. ..........................................      901      31,085
    OshKosh B'Gosh, Inc. -- Class A .......................      406       8,688
    Oxford Industries, Inc. ...............................      494      20,402
    Phillips-Van Heusen Corp. .............................      930      25,110
    Quicksilver, Inc.* ....................................    1,774      52,847
    Russell Corp. .........................................      991      19,305
    The Gymboree Corp.* ...................................    1,058      13,564
                                                                        --------
                                                                         182,159
                                                                        --------
   ATHLETIC EQUIPMENT -- 0.1%
    K2, Inc.* .............................................    1,195      18,977
                                                                        --------
   AUTO PARTS & EQUIPMENT -- 0.2%
    Midas, Inc.* ..........................................      434       8,680
    Standard Motor Products, Inc. .........................      756      11,945
    Superior Industries International, Inc.* ..............      800      23,240
                                                                        --------
                                                                          43,865
                                                                        --------
   BIOTECHNOLOGY -- 0.2%
    Arqule, Inc.* .........................................    1,166       6,751
    Cambrex Corp. .........................................      889      24,092
    Cryolife, Inc.* .......................................      576       4,072
    Enzo Biochem, Inc.* ...................................      963      18,750
                                                                        --------
                                                                          53,665
                                                                        --------


    The accompanying notes are an integral part of the financial statements.

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 SERIES
-----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
   BUILDING -- RESIDENTIAL/COMMERCIAL -- 0.2%
    Winnebago Industries, Inc. ............................    1,060    $ 41,404
                                                                        --------
   BUILDING MATERIALS & COMPONENTS -- 1.2%
    Apogee Enterprises, Inc. ..............................      958      12,847
    ElkCorp. ..............................................      581      19,882
    Florida Rock Industries, Inc. .........................    1,391      82,805
    Lennox International, Inc. ............................    1,780      36,223
    Simpson Manufacturing Company, Inc. ...................    1,520      53,048
    Texas Industries, Inc. ................................      693      43,229
    Universal Forest Products, Inc. .......................      538      23,349
                                                                        --------
                                                                         271,383
                                                                        --------
   CHEMICAL & ALLIED PRODUCTS -- 1.0%
    Arch Chemicals, Inc. ..................................      747      21,499
    Fuller, (H.B.) Co. ....................................      875      24,946
    Georgia Gulf Corp. ....................................    1,030      51,294
    MacDermid, Inc. .......................................      940      33,934
    OM Group, Inc.* .......................................      877      28,432
    Omnova Solutions, Inc.* ...............................    1,477       8,301
    Penford Corp. .........................................      211       3,319
    PolyOne Corp.* ........................................    2,784      25,223
    Quaker Chemical Corp. .................................      344       8,545
    Schulman (A.), Inc. ...................................    1,025      21,945
    Wellman, Inc. .........................................    1,010      10,797
                                                                        --------
                                                                         238,235
                                                                        --------
   COMPUTERS & OFFICE EQUIPMENT -- 0.5%
    Global Imaging Systems, Inc.* .........................      779      30,771
    Hutchinson Technology, Inc.* ..........................      867      29,972
    Imagistics International, Inc.* .......................      502      16,897
    Mercury Computer Systems, Inc.* .......................      638      18,936
    Mis Systems Corp. .....................................      600      20,286
    Park Electrochemical Corp. ............................      588      12,748
                                                                        --------
                                                                         129,610
                                                                        --------
   CONTAINERS & PACKAGING -- 0.3%
    AptarGroup, Inc. ......................................    1,147      60,539
    Chesapeake Corp. ......................................      695      18,876
                                                                        --------
                                                                          79,415
                                                                        --------
   DIVERSIFIED -- INDUSTRIAL PRODUCTS -- 0.3%
    Ceradyne, Inc. ........................................      500      28,605
    Clarcor, Inc. .........................................      788      43,159
                                                                        --------
                                                                          71,764
                                                                        --------


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
   DIVERSIFIED MANUFACTURING INDUSTRIES -- 1.0%
    Acuity Brands, Inc. ...................................    1,371    $ 43,598
    Barnes Group, Inc. ....................................      754      19,989
    Griffon Corp.* ........................................      992      26,784
    Lydall, Inc.* .........................................      474       5,622
    Roper Industries, Inc. ................................    1,264      76,812
    Smith, (A.O.) Corp. ...................................      908      27,186
    Standex International Corp. ...........................      423      12,051
    Tredegar Industries ...................................    1,274      25,748
                                                                        --------
                                                                         237,790
                                                                        --------
   ELECTRONIC COMPONENTS & EQUIPMENT -- 2.2%
    Aeroflex, Inc.* .......................................    2,480      30,058
    Anixter International, Inc.* ..........................    1,220      43,908
    Artesyn Technologies, Inc.* ...........................    1,276      14,419
    Baldor Electric Co. ...................................    1,005      27,668
    Bel Fuse, Inc. -- Class B .............................      367      12,401
    Belden Cdt, Inc.* .....................................    1,502      34,846
    Benchmark Electronics, Inc. ...........................    1,279      43,614
    Coherent, Inc.* .......................................      931      28,340
    Cohu, Inc. ............................................      746      13,846
    CTS Corp. .............................................    1,102      14,646
    Cubic Corp. ...........................................      884      22,250
    Cymer, Inc.* ..........................................    1,233      36,423
    Daktronics, Inc.* .....................................      634      15,780
    Dionex Corp.* .........................................      655      37,119
    Electro Scientific Industries, Inc.* ..................      856      16,915
    Kopin Corp.* ..........................................    2,601      10,066
    Littelfuse, Inc.* .....................................      679      23,195
    Magnetek, Inc.* .......................................    1,062       7,328
    Methode Electronics, Inc. -- Class A ..................    1,096      14,084
    Photronics, Inc.* .....................................      963      15,890
    Planar Systems, Inc.* .................................      418       4,694
    Rogers Corp.* .........................................      549      23,662
    SBS Technologies, Inc.* ...............................      451       6,296
    Technitrol, Inc.* .....................................    1,241      22,586
    Veeco Instruments, Inc.* ..............................      976      20,564
                                                                        --------
                                                                         540,598
                                                                        --------



    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP QUANTITATIVE
 SERIES
-----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
   ELECTRONIC INSTRUMENTS -- 1.1%
    BEI Technologies, Inc. ................................      425    $ 13,124
    FEI Co.* ..............................................    1,014      21,294
    FLIR Systems, Inc.* ...................................    1,060      67,617
    Itron, Inc.* ..........................................      652      15,589
    Keithley Instruments, Inc. ............................      497       9,791
    Photon Dynamics, Inc.* ................................      537      13,038
    Trimble Navigation, Ltd* ..............................    1,674      55,309
    Watts Water Technologies, Inc. -- Class A .............    1,038      33,465
    Woodward Governor Co. .................................      348      24,920
    X-Rite, Inc. ..........................................      627      10,038
                                                                        --------
                                                                         264,185
                                                                        --------
   ENGINES & TURBINES -- 0.3%
    Briggs & Stratton Corp. ...............................    1,618      67,276
                                                                        --------
   FARM MACHINERY -- 0.0%
    Lindsay Manufacturing Co. .............................      358       9,265
                                                                        --------
   FOOD & BEVERAGE -- 1.0%
    American Italian Pasta Co. ............................      542      12,602
    Corn Products International, Inc. .....................    1,173      62,826
    Flowers Foods, Inc. ...................................    1,377      43,486
    Hain Celestial Group, Inc.* ...........................    1,106      22,861
    J&J Snack Foods Corp.* ................................      320      15,690
    Lance, Inc. ...........................................      981      18,668
    Ralcorp Holdings, Inc.* ...............................      906      37,989
    Sanderson Farms, Inc. .................................      617      26,704
                                                                        --------
                                                                         240,826
                                                                        --------
   FOOTWEAR -- 0.3%
    K-Swiss, Inc. -- Class A                                   1,080      31,450
    Wolverine World Wide, Inc. ............................    1,227      38,552
                                                                        --------
                                                                          70,002
                                                                        --------
   FURNITURE -- 0.3%
    Bassett Furniture Industries, Inc. ....................      363       7,124
    Ethan Allen Interiors, Inc. ...........................    1,166      46,663
    La-Z-Boy Chair Co. ....................................    1,610      24,746
                                                                        --------
                                                                          78,533
                                                                        --------


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
   GENERAL CONSTRUCTION -- SINGLE HOMES -- 1.6%
    M.D.C. Holdings, Inc. .................................    1,008    $ 87,131
    Meritage Corp.* .......................................      407      45,869
    NVR, Inc.* ............................................      204     156,957
    Skyline Corp. .........................................      244       9,955
    Standard Pacific Corp. ................................    1,068      68,502
                                                                        --------
                                                                         368,414
                                                                        --------
   HOUSEHOLD APPLIANCES -- 0.1%
    Applica, Inc.* ........................................      886       5,360
    Sonic Solutions* ......................................      700      15,708
                                                                        --------
                                                                          21,068
                                                                        --------
   HOUSEWARES -- 0.0%
    Libbey, Inc. ..........................................      468      10,394
                                                                        --------
   INDUSTRIAL MACHINERY -- 0.1%
    Applied Industrial Technologies, Inc. .................      882      24,167
                                                                        --------
   LUMBER & WOOD PRODUCTS -- 0.1%
    Deltic Timber Corp. ...................................      427      18,126
                                                                        --------
   MACHINE TOOLS -- 0.0%
    Milacron, Inc. ........................................      681       2,309
                                                                        --------
   MACHINERY & HEAVY EQUIPMENT -- 0.2%
    Astec Industries, Inc.* ...............................      575       9,896
    JLG Industries, Inc. ..................................    1,313      25,774
                                                                        --------
                                                                          35,670
                                                                        --------
   MANUFACTURED HOMES -- 0.1%
    Champion Enterprises, Inc.* ...........................    2,373      28,049
                                                                        --------
   MEDICAL & DENTAL SUPPLIES -- 0.8%
    Advanced Medical Optics, Inc.* ........................    1,121      46,118
    Medicis Pharmaceutical Corp. -- Class A ...............    1,695      59,511
    Merit Medical Systems, Inc.* ..........................      900      13,752
    Sola International, Inc.* .............................      962      26,493
    Sybron Dental Specialties, Inc.* ......................    1,190      42,102
                                                                        --------
                                                                         187,976
                                                                        --------


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP QUANTITATIVE
 SERIES
-----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
   MEDICAL PRODUCTS -- 2.6%
    American Medical Systems Holdings, Inc.* ..............    1,037    $ 43,357
    Biolase Technology Corp.* .............................      727       7,902
    Bradley Pharmamaceutical, Inc.* .......................      400       7,760
    Cyberonics, Inc.* .....................................      716      14,836
    DJ Orthopedics, Inc.* .................................      700      14,994
    Haemonetics Corp.* ....................................      771      27,918
    Hologic, Inc.* ........................................      604      16,592
    ICU Medical, Inc.* ....................................      501      13,697
    Immucor, Inc.* ........................................    1,444      33,948
    Integra LifeSciences Holdings* ........................      957      35,342
    Invacare Corp. ........................................    1,029      47,602
    Kensey Nash Corp.* ....................................      400      13,812
    Mentor Corp. ..........................................    1,358      45,819
    Mueller Industries, Inc. ..............................    1,155      37,191
    Osteotech, Inc.* ......................................      363       1,997
    PolyMedica Corp. ......................................      844      31,473
    Possis Medical, Inc.* .................................      548       7,387
    ResMed, Inc.* .........................................    1,065      54,422
    Respironics, Inc.* ....................................    1,100      59,796
    The Cooper Companies, Inc. ............................    1,049      74,049
    Theragenics Corp.* ....................................      937       3,804
    Viasys Healthcare, Inc.* ..............................    1,040      19,760
    Vital Signs, Inc.* ....................................      374      14,556
                                                                        --------
                                                                         628,014
                                                                        --------
   METAL FABRICATION -- 0.7%
    Commercial Metals Co. .................................      931      47,071
    Kaydon Corp. ..........................................      923      30,477
    The Timken Co. ........................................    2,872      74,728
    Wolverine Tube, Inc.* .................................      529       6,829
                                                                        --------
                                                                         159,105
                                                                        --------
   METAL PRODUCTS -- 0.8%
    Brush Engineered Materials, Inc.* .....................      537       9,935
    Carpenter Technology Corp. ............................      734      42,910
    Castle (A.M.) & Co.* ..................................      540       6,448
    Material Sciences Corp.* ..............................      489       8,797
    Quanex Corp. ..........................................      506      34,696
    Reliance Steel & Aluminum Co. .........................    1,015      39,544
    RTI International Metals, Inc.* .......................      606      12,447
    Ryerson Tull, Inc. ....................................      764      12,033
    Steel Technologies, Inc. ..............................      468      12,875
                                                                        --------
                                                                         179,685
                                                                        --------


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
   MISC. ELECTRICAL MACHINERY, EQUIPMENT, & SUPPLIES -- 0.1%
    Regal-Beloit Corp. ....................................      732    $ 20,935
                                                                        --------
   MISC. INDUSTRIAL MACHINERY & EQUIPMENT -- 0.9%
    Cognex Corp. ..........................................    1,421      39,646
    Gardner Denver, Inc.* .................................      584      21,193
    IDEX Corp. ............................................    1,576      63,828
    Robbins & Myers, Inc. .................................      470      11,200
    Stewart & Stevenson Services, Inc. ....................      859      17,378
    The Manitowoc Co., Inc. ...............................      868      32,680
    Thomas Industries, Inc. ...............................      526      20,998
                                                                        --------
                                                                         206,923
                                                                        --------
   MISC. MANUFACTURING INDUSTRIES -- 2.1%
    Advanced Energy Industries* ...........................      963       8,792
    Albany International Corp. ............................    1,029      36,180
    Aleris International, Inc.* ...........................      873      14,771
    Brady Corp. -- Class A ................................      741      46,364
    C & D Technologies, Inc. ..............................      861      14,671
    Checkpoint System, Inc.* ..............................    1,144      20,649
    CUNO, Inc.* ...........................................      549      32,611
    DSP Group, Inc.* ......................................      939      20,968
    Fedders Corp. .........................................    1,250       4,525
    Gerber Scientific, Inc.* ..............................      540       4,109
    Meade Instruments Corp.* ..............................      495       1,698
    Myers Industries, Inc. ................................    1,105      14,144
    Oshkosh Truck Corp. ...................................    1,133      77,474
    Paxar Corp.* ..........................................    1,250      27,713
    Sturm, Ruger & Co., Inc. ..............................      933       8,425
    The Toro Co. ..........................................      710      57,759
    Valmont Industries, Inc. ..............................      766      19,234
    Vicor Corp.* ..........................................    1,411      18,498
    Wabash National Corp.* ................................    1,037      27,926
    Wilson Greatbatch Technologies, Inc.* .................      716      16,053
    WMS Industries, Inc.* .................................      930      31,192
                                                                        --------
                                                                         503,756
                                                                        --------



    The accompanying notes are an integral part of the financial statements.

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 SERIES
-----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
   PAPER PRODUCTS -- 0.5%
    Buckeye Technologies, Inc.* ...........................    1,338    $ 17,407
    Caraustar Industries, Inc.* ...........................      822      13,826
    Neenah Paper, Inc.* ...................................      500      16,300
    Pope & Talbot, Inc. ...................................      488       8,350
    Rock Tenn Co. - Class A ...............................    1,183      17,934
    Schweitzer-Mauduit International, Inc. ................      475      16,126
    Wausau-Mosinee Paper Corp. ............................    1,593      28,451
                                                                        --------
                                                                         118,394
                                                                        --------
   PHARMACEUTICAL PREPARATIONS -- 0.7%
    Alpharma, Inc. -- Class A .............................    1,728      29,290
    MGI Pharma, Inc.* .....................................    2,266      63,471
    Noven Pharmaceuticals, Inc.* ..........................      809      13,802
    Priority Healthcare Corp. -- Class B* .................    1,344      29,259
    Regeneron Pharmaceuticals, Inc.* ......................    1,956      18,015
    Savient Pharmaceuticals, Inc.* ........................    1,211       3,282
                                                                        --------
                                                                         157,119
                                                                        --------
   PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 0.6%
    Analogic Corp. ........................................      430      19,260
    Arthrocare Corp.* .....................................      669      21,448
    Biosite Diagnostics, Inc.* ............................      530      32,616
    Conmed Corp.* .........................................      983      27,937
    Datascope Corp. .......................................      510      20,242
    SurModics, Inc.* ......................................      512      16,645
                                                                        --------
                                                                         138,148
                                                                        --------
   RECREATIONAL VEHICLES -- 0.7%
    Arctic Cat, Inc. ......................................      700      18,564
    Coachmen Industries, Inc. .............................      586      10,173
    Fleetwood Enterprises, Inc.* ..........................    1,630      21,940
    Monaco Coach Corp. ....................................      951      19,562
    Polaris Industries, Inc. ..............................    1,381      93,935
                                                                        --------
                                                                         164,174
                                                                        --------


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
   SEMICONDUCTORS -- 1.6%
    Actel Corp.* ..........................................      717    $ 12,576
    Alliance Semiconductor Corp.* .........................      927       3,430
    ATMI, Inc.* ...........................................      950      21,404
    Axcelis Technologies, Inc.* ...........................    3,079      25,032
    Brooks Automation, Inc.* ..............................    1,443      24,848
    DuPont Photomasks, Inc.* ..............................      532      14,050
    ESS Technology, Inc.* .................................    1,426      10,139
    Exar Corp.* ...........................................    1,381      19,596
    Helix Technology Corp. ................................      940      16,347
    Intermagnetics General Corp.* .........................      763      19,388
    Kulicke & Soffa Industries, Inc.* .....................    1,719      14,818
    Microsemi Corp.* ......................................    1,934      33,574
    Pericom Semiconductor Corp.* ..........................      915       8,628
    Power Integrations, Inc.* .............................      984      19,464
    Rudolph Technologies, Inc.* ...........................      593      10,182
    Skyworks Solutions, Inc.* .............................    4,653      43,878
    Standard Microsystems Corp.* ..........................      604      10,769
    Supertex, Inc.* .......................................      380       8,246
    Ultratech, Inc.* ......................................      814      15,344
    Varian Semiconductor Equipment Associates, Inc.* ......    1,133      41,751
                                                                        --------
                                                                         373,464
                                                                        --------
   TELECOMMUNICATIONS EQUIPMENT -- 0.7%
    Applied Signal Technology, Inc. .......................      400      14,100
    Audiovox Corp. -- Class A* ............................      788      12,435
    Brooktrout, Inc.* .....................................      421       5,056
    C-COR.net Corp.* ......................................    1,371      12,750
    Captaris, Inc.* .......................................    1,039       5,361
    Commonwealth Telephone Enterprises, Inc.* .............      669      33,223
    Harmonic, Inc.* .......................................    2,362      19,699
    Network Equipment Technologies, Inc.* .................      902       8,858
    Symmetricom, Inc.* ....................................    1,418      13,769
    Synaptics, Inc.* ......................................      700      21,406
    Tollgrade Communications, Inc.* .......................      541       6,622
    Viasat, Inc.* .........................................      790      19,173
                                                                        --------
                                                                         172,452
                                                                        --------


    The accompanying notes are an integral part of the financial statements.

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 SERIES
-----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
 TOBACCO -- 0.0%
    Dimon, Inc. .........................................    1,587    $   10,665
                                                                      ----------
   TOTAL MANUFACTURING ............................................    6,167,959
                                                                      ----------
 MINING -- 0.3%
    Century Aluminum Co.* ...............................      923        24,238
    Cleveland-Cliffs, Inc.* .............................      342        35,520
                                                                      ----------
   TOTAL MINING ...................................................       59,758
                                                                      ----------
 OIL & GAS -- 3.3%
   CRUDE PETROLEUM & NATURAL GAS -- 0.5%
    Cabot Oil & Gas Corp. ...............................    1,032        45,666
    Frontier Oil Corp. ..................................      800        21,328
    Southwestern Energy Co.* ............................    1,122        56,874
                                                                      ----------
                                                                         123,868
                                                                      ----------
   DRILLING OIL & GAS WELLS -- 0.1%
    Atwood Oceanics, Inc.* ..............................      429        22,351
                                                                      ----------
   OIL & GAS EXPLORATION -- 2.1%
    Cimarex Energy Co.* .................................    1,293        49,005
    Energen Corp. .......................................    1,168        68,853
    Patina Oil & Gas Corp.* .............................    2,229        83,587
    Petroleum Development Corp.* ........................      500        19,285
    Remington Oil & Gas Corp.* ..........................      915        24,934
    Spinnaker Exploration Co.* ..........................    1,055        36,999
    St. Mary Land & Exploration Co. .....................      919        38,359
    Stone Energy Corp.* .................................      883        39,814
    Swift Energy Co.* ...................................      854        24,715
    Unit Corp.* .........................................    1,432        54,717
    Vintage Petroleum, Inc. .............................    2,016        45,743
                                                                      ----------
                                                                         486,011
                                                                      ----------


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
 OIL FIELD MACHINERY & EQUIPMENT -- 0.6%
    CARBO Ceramics, Inc.* .................................      511    $ 35,259
    Dril-Quip, Inc* .......................................      552      13,392
    Hydril Co.* ...........................................      702      31,948
    Lone Star Technologies, Inc.* .........................      887      29,679
    Maverick Tube Corp.* ..................................    1,418      42,965
                                                                        --------
                                                                         153,243
                                                                        --------
   TOTAL OIL & GAS ..................................................    785,473
                                                                        --------
 REAL ESTATE INVESTMENT TRUSTS -- 2.4%
    Capital Automotive ....................................    1,202      42,701
    Colonial Properties Trust .............................      872      34,243
    Commercial Net Lease Realty ...........................    1,595      32,857
    CRT Properties, Inc. ..................................      900      21,474
    Entertainment Properties Trust ........................      759      33,813
    Essex Property Trust, Inc. ............................      736      61,677
    Gables Residential Trust ..............................      908      32,497
    Glenborough Realty Trust, Inc. ........................    1,112      23,663
    Kilroy Realty Corp. ...................................      879      37,577
    Lexington Corporate Properties Trust ..................    1,530      34,547
    New Century Financial Corp. ...........................    1,490      95,227
    Parkway Properties, Inc. ..............................      400      20,300
    Shurgard Storage Centers, Inc. - Class A ..............    1,449      63,771
    Sovran Self Storage, Inc.* ............................      513      21,618
                                                                        --------
   TOTAL REAL ESTATE INVESTMENT TRUSTS ..............................    555,965
                                                                        --------
 SERVICES -- 9.9%
   ADVERTISING -- 0.1%
    ADVO, Inc. ............................................      940      33,511
                                                                        --------



    The accompanying notes are an integral part of the financial statements.

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 SERIES
-----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
   BUSINESS SERVICES -- 2.1%
    Administaff, Inc.* ....................................      951    $ 11,992
    Advanced Marketing Services, Inc. .....................      520       5,231
    Bell Microproducts, Inc.* .............................      969       9,322
    CDI Corp. .............................................      597      12,764
    EMCOR Group, Inc.* ....................................      474      21,415
    FileNet Corp.* ........................................    1,253      32,277
    G & K Services, Inc. - Class A ........................      641      27,832
    Harland (John H.) Co. .................................      850      30,685
    Heidrick & Struggles International, Inc.* .............      627      21,487
    Input/Output, Inc.* ...................................    2,388      21,110
    Inter-Tel, Inc. .......................................      896      24,532
    Labor Ready, Inc.* ....................................    1,357      22,960
    MAXIMUS, Inc.* ........................................      699      21,753
    NCO Group, Inc.* ......................................      971      25,100
    On Assignment, Inc.* ..................................      622       3,228
    Pegasus Solutions, Inc.* ..............................      837      10,546
    PRG-Schultz International, Inc.* ......................    2,218      11,157
    Rewards Network, Inc.* ................................      918       6,426
    Spherion Corp.* .......................................    2,004      16,834
    Tetra Tech, Inc.* .....................................    1,820      30,467
    United Stationers, Inc.* ..............................    1,061      49,018
    URS Corp.* ............................................    1,423      45,678
    Vertrue, Inc.* ........................................      302      11,407
    Watson Wyatt & Company Holdings .......................    1,036      27,920
                                                                        --------
                                                                         501,141
                                                                        --------
   CASINO SERVICES -- 0.1%
    Shuffle Master Inc.* ..................................      747      35,184
                                                                        --------


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
   COMMERCIAL SERVICES -- 1.9%
    ABM Industries, Inc. ..................................    1,651    $ 32,558
    Arbitron, Inc.* .......................................    1,035      40,551
    Central Parking Corp. .................................    1,109      16,801
    Chemed Corp. ..........................................      367      24,629
    Consolidated Graphics, Inc.* ..........................      411      18,865
    eFUNDS Corp.* .........................................    1,475      35,415
    Global Payments, Inc. .................................    1,192      69,780
    Insituform Technologies, Inc.* ........................      864      19,587
    Insurance Auto Auctions, Inc.* ........................      337       7,556
    Interface, Inc. - Class A* ............................    1,849      18,435
    Mobile Mini, Inc.* ....................................      420      13,877
    Offshore Logistics, Inc.* .............................      692      22,469
    PARAXEL International Corp.* ..........................      782      15,875
    Pre-Paid Legal Services, Inc.* ........................      530      19,902
    Shaw Group, Inc.* .....................................    1,964      35,057
    SOURCECORP, Inc.* .....................................      477       9,115
    StarTek, Inc. .........................................      515      14,652
    Viad Corp. ............................................      600      17,094
    Volt Information Sciences, Inc.* ......................      502      14,754
                                                                        --------
                                                                         446,972
                                                                        --------
   INTERNET SERVICES -- 0.9%
    Coinstar, Inc.* .......................................      628      16,849
    CPI Corp. .............................................      281       3,819
    Digital Insight Corp.* ................................    1,200      22,080
    Findwhat.com* .........................................    1,000      17,730
    Internet Security Systems, Inc.* ......................    1,476      34,317
    Mantech International Corp. - Class A* ................      971      23,052
    PC-Tel, Inc.* .........................................      683       5,416
    Verity, Inc.* .........................................    1,089      14,288
    WebEx Communications, Inc.* ...........................    1,357      32,269
    Websense, Inc.* .......................................      763      38,699
    Zix Corp. .............................................    1,058       5,449
                                                                        --------
                                                                         213,968
                                                                        --------



    The accompanying notes are an integral part of the financial statements.

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 SERIES
-----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
   MEDICAL & HEALTH SERVICES -- 3.3%
    Accredo Health, Inc.* .................................    1,527    $ 42,328
    American Healthways, Inc.* ............................    1,067      35,254
    AMERIGROUP, Corp.* ....................................      821      62,117
    AmSurg Corp.* .........................................      932      27,517
    Angelica Corp.* .......................................      243       6,573
    Centene Corp* .........................................    1,336      37,876
    Cerner Corp.* .........................................    1,126      59,869
    Cross Country Healthcare, Inc.* .......................    1,065      19,255
    Curative Health Services, Inc.* .......................      535       3,665
    Dendrite International, Inc.* .........................    1,263      24,502
    Hooper Holmes, Inc. ...................................    1,809      10,709
    IDEXX Laboratories, Inc.* .............................    1,046      57,101
    Labone, Inc.* .........................................      600      19,224
    NDCHealth Corp. .......................................    1,160      21,564
    Oca, Inc.* ............................................    1,728      10,973
    Odyssey Healthcare, Inc.* .............................    1,252      17,127
    Pediatrix Medical Group, Inc.* ........................      704      45,091
    Pharmaceutical Product Development, Inc. ..............    1,807      74,611
    Province Healthcare Co.* ..............................    1,589      35,514
    RehabCare Group, Inc.* ................................      487      13,631
    SFBC International, Inc.* .............................      400      15,800
    Sierra Health Services, Inc.* .........................      863      47,560
    Sunrise Senior Living, Inc.* ..........................      660      30,598
    United Surgical Partners International, Inc.* .........      915      38,156
                                                                        --------
                                                                         756,615
                                                                        --------
   OIL & GAS FIELD SERVICES -- 0.7%
    Cal Dive International, Inc.* .........................    1,191      48,533
    Oceaneering International, Inc.* ......................      769      28,699
    SEACOR holdings, Inc.* ................................      567      30,278
    TETRA Technologies, Inc.* .............................      752      21,282
    Veritas DGC, Inc.* ....................................    1,129      25,301
    W-H Energy Services, Inc.* ............................      825      18,447
                                                                        --------
                                                                         172,540
                                                                        --------
   PRINTING & PUBLISHING -- 0.1%
    Bowne & Co., Inc. .....................................    1,158      18,829
    Thomas Nelson, Inc. ...................................      498      11,255
                                                                        --------
                                                                          30,084
                                                                        --------


                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
   SANITARY SERVICES -- 0.4%
    Ionics, Inc.* .......................................      754    $   32,678
    Waste Connections, Inc.* ............................    1,564        53,567
                                                                      ----------
                                                                          86,245
                                                                      ----------
   TELECOMMUNICATIONS SERVICES -- 0.0%
    Intrado Inc.* .......................................      609         7,369
                                                                      ----------
   TRANSPORTATION -- 0.3%
    Arkansas Best Corp. .................................      815        36,585
    EGL, Inc.* ..........................................    1,409        42,115
                                                                      ----------
                                                                          78,700
                                                                      ----------
   TOTAL SERVICES .................................................    2,362,329
                                                                      ----------
 TRANSPORTATION -- 1.9%
   AIR TRANSPORTATION -- 0.2%
    Frontier Airlines, Inc.* ............................    1,016        11,593
    Mesa Air Group, Inc.* ...............................      945         7,503
    SkyWest, Inc. .......................................    1,797        36,048
                                                                      ----------
                                                                          55,144
                                                                      ----------
   MARINE -- 0.2%
    Kirby Corp.* ........................................      811        35,992
                                                                      ----------
   RAILROADS -- 0.2%
    Kansas City Southern Industries, Inc.* ..............    2,027        35,939
                                                                      ----------
   TRUCKING -- 1.3%
    Forward Air Corp.* ..................................      663        29,636
    Heartland Express, Inc. .............................    2,343        52,647
    Knight Transportation, Inc.* ........................    1,827        45,310
    Landstar System, Inc.* ..............................      932        68,632
    USF Corp. ...........................................      857        32,523
    Yellow Roadway Corp.* ...............................    1,515        84,401
                                                                      ----------
                                                                         313,149
                                                                      ----------
   TOTAL TRANSPORTATION ...........................................      440,224
                                                                      ----------
 WHOLESALE & RETAIL TRADE -- 7.7%
   MISCELLANEOUS RETAIL STORES -- 0.4%
    Cost Plus, Inc.* ....................................      670        21,527
    TBC Corp.* ..........................................      725        20,155
    Tractor Supply Co.* .................................    1,197        44,540
                                                                      ----------
                                                                          86,222
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

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 SERIES
-----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
   RETAIL - MAIL ORDER -- 0.1%
    J. Jill Group, Inc.* ..................................      640    $  9,530
    Select Comfort Corp.* .................................    1,218      21,851
                                                                        --------
                                                                          31,381
                                                                        --------
   RETAIL APPAREL & ACCESSORY STORES -- 1.4%
    Brown Shoe Co., Inc. ..................................      551      16,436
    Burlington Coat Factory Warehouse Corp. ...............    1,452      32,960
    Christopher & Banks Corp. .............................    1,085      20,018
    Dress Barn, Inc.* .....................................      900      15,840
    Genesco, Inc.* ........................................      646      20,116
    Goody's Family Clothing, Inc. .........................      841       7,687
    Hot Topic, Inc.* ......................................    1,446      24,857
    Shopko Stores, Inc.* ..................................    1,011      18,885
    Stage Stores, Inc.* ...................................      600      24,912
    Stein Mart, Inc.* .....................................    1,348      22,997
    The Cato Corp. - Class A ..............................      607      17,494
    The Children's Place Retail Stores, Inc.* .............      809      29,957
    The Men's Wearhouse, Inc.* ............................    1,117      35,699
    The Stride Rite Corp. .................................    1,154      12,890
    Too, Inc.* ............................................    1,146      28,031
                                                                        --------
                                                                         328,779
                                                                        --------
   RETAIL DRUG STORES -- 0.1%
    Long's Drug Stores Corp. ..............................    1,151      31,733
                                                                        --------
   RETAIL EATING & DRINKING PLACES -- 1.7%
    CEC Entertainment, Inc.* ..............................    1,201      48,004
    IHOP Corp. ............................................      656      27,480
    Jack in the Box, Inc.* ................................    1,121      41,331
    Landry's Restaurants, Inc. ............................      805      23,393
    Lone Star Steakhouse & Saloon, Inc. ...................      643      18,004
    O' Charleys, Inc.* ....................................      668      13,059
    P.F. Chang's China Bistro, Inc.* ......................      823      46,376
    Panera Bread Co. - Class A* ...........................      936      37,740
    Papa John's International, Inc.* ......................      507      17,461
    RARE Hospitality International, Inc.* .................    1,122      35,747
    Ryan's Restaurant Group, Inc.* ........................    1,286      19,830
    Sonic Corp.* ..........................................    1,861      56,762
    The Steak `n Shake Co.* ...............................      974      19,558
    Triarc Companies, Inc. - Class B ......................    2,143      26,273
                                                                        --------
                                                                         431,018
                                                                        --------


                                                                          Value
                                                               Shares   (Note 2)
                                                               ------   --------
   RETAIL FURNITURE STORES -- 0.1%
    Haverty Furniture Cos., Inc. ..........................      790    $ 14,615
                                                                        --------
   RETAIL GROCERY STORES -- 0.1%
    Great Atlantic & Pacific Tea Co., Inc.* ...............    1,183      12,126
                                                                        --------
   RETAIL MERCHANDISING -- 0.5%
    Department 56, Inc.* ..................................      456       7,592
    Fred's, Inc. ..........................................    1,204      20,950
    Group 1 Automotive, Inc.* .............................      686      21,609
    Hibbett Sporting Goods, Inc.* .........................      710      18,893
    JAKKS Pacific, Inc.* ..................................      824      18,219
    The Pep Boys - Manny, Moe & Jack ......................    1,879      32,075
                                                                        --------
                                                                         119,338
                                                                        --------
   SPECIALTY RETAIL STORES -- 1.8%
    Aaron Rents, Inc. .....................................    1,614      40,350
    Casey's General Stores, Inc. ..........................    1,636      29,693
    Cash America IInternational, Inc. .....................      927      27,560
    Electronics Boutique Holdings* ........................      719      30,874
    Gamestop Corp. Class B* ...............................    1,600      35,856
    Guitar Center, Inc.* ..................................      756      39,834
    Hancock Fabrics, Inc. .................................      558       5,786
    Jo-Ann Stores, Inc.* ..................................      775      21,344
    Linens `N Things, Inc.* ...............................    1,404      34,819
    Movie Gallery, Inc. ...................................    1,031      19,661
    School Specialty, Inc.* ...............................      651      25,103
    Sonic Automotive, Inc. ................................    1,300      32,240
    Standard Register Co. .................................    1,040      14,685
    The Nautilus Group, Inc. ..............................      991      23,952
    Zale Corp.* ...........................................    1,628      48,628
                                                                        --------
                                                                         430,385
                                                                        --------
   WHOLESALE - GROCERIES & RELATED PRODUCTS -- 0.2%
    United Natural Foods, Inc.* ...........................    1,212      37,693
                                                                        --------
   WHOLESALE - INDUSTRIAL SUPPLIES -- 0.4%
    Hughes Supply, Inc. ...................................    2,132      68,971
    Lawson Products, Inc. .................................      288      14,524
                                                                        --------
                                                                          83,495
                                                                        --------
   WHOLESALE - LUMBER & CONSTRUCTION MATERIAL -- 0.1%
    Building Materials Holding Corp. ......................      490      18,762
                                                                        --------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / SMALL CAP QUANTITATIVE
 SERIES
-----------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                        Value
                                                            Shares     (Note 2)
                                                            ------   -----------
   WHOLESALE MISCELLANEOUS -- 0.6%
    Enesco Group, Inc.* ................................       401   $     3,240
    Nash Finch Co. .....................................       355        13,405
    Owens & Minor, Inc. ................................     1,217        34,283
    Performance Food Group Co.* ........................     1,442        38,804
    ScanSource, Inc.* ..................................       400        24,864
    Watsco, Inc. - Class A* ............................       887        31,240
                                                                     -----------
                                                                         145,836
                                                                     -----------
   WHOLESALE-SPORTING & RECREATION GOODS -- 0.2%
    SCP Pool Corp. .....................................     1,667        53,177
                                                                     -----------
   TOTAL WHOLESALE & RETAIL TRADE ................................     1,824,560
                                                                     -----------
   TOTAL COMMON STOCK (Cost $12,806,044) .........................    16,613,964
                                                                     -----------
 EXCHANGE TRADED FUNDS -- 29.4%
    Ishares S&P SmallCap 600 Value Fund ................    56,887     6,928,837
                                                                     -----------
   TOTAL EXCHANGE TRADED FUNDS
    (Cost $6,203,526) ............................................     6,928,837
                                                                     -----------
 WARRANTS -- 0.0%
   MANUFACTURING -- 0.0%
   MACHINE TOOLS -- 0.0%
    Milacron, Inc. -- Rights* ..........................       851             0
                                                                     -----------
   TOTAL MANUFACTURING ...........................................             0
                                                                     -----------
   TOTAL WARRANTS
    (Cost $0) ....................................................             0
                                                                     -----------
 SHORT-TERM INVESTMENTS -- 0.2%
    BlackRock Liquidity Funds
      TempCash Portfolio ...............................    22,329        22,329
    BlackRock Liquidity Funds
      TempFund Portfolio ...............................    22,327        22,327
                                                                     -----------
   TOTAL SHORT-TERM INVESTMENTS
    (Cost $44,656) ...............................................        44,656
                                                                     -----------


                                                       Moody's/S&P    Principal
                                                        Ratings'        Amount
                                                       -----------   -----------
 CORPORATE BONDS -- 0.0%
   INDUSTRIAL -- 0.0%
    Mueller Industries Inc., 6.00%, 11/01/14              9,000      $     8,820
                                                                     -----------
   TOTAL INDUSTRIAL ..............................................         8,820
                                                                     -----------
   TOTAL CORPORATE BONDS
    (Cost $9,000) ................................................         8,820
                                                                     -----------
   TOTAL INVESTMENTS -- 100.0%
    (Cost $19,063,226) ...........................................   $23,596,277
                                                                     ===========

---------------
o  Non-income producing security.
+ The cost for Federal income tax purposes is $19,090,127. At December 31, 2004, net unrealized appreciation was $4,506,150. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $ 4,962,784, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $456,634.


    The accompanying notes are an integral part of the financial statements.

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 MANAGER SERIES
---------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
 (Showing Percentage of Total Investments)
================================================================================

                                                                          Value
                                                              Shares    (Note 2)
                                                              -------   --------
COMMON STOCK -- 95.0%
 ARGENTINA -- 0.0%
   Grupo Financiero Galicia SA,
   ADR* (Financial Services)..............................     15,647   $134,095
                                                                        --------
  TOTAL ARGENTINA ...................................................    134,095
                                                                        --------
 AUSTRALIA -- 3.5%
   Amcor, Ltd. (Paperboard Containers & Boxes)............     26,921    155,110
   AMP, Ltd. (Insurance)..................................    108,533    617,675
   Ansell, Ltd. (Plastics)................................     18,760    131,325
   Aristocrat Leisure, Ltd. (Recreation, Other Consumer
    Goods)................................................     39,140    305,285
   AXA Asia Pacific Holdings, Ltd.(Insurance).............     65,604    210,851
   BHP Billiton, Ltd. (Metals & Mining)...................     64,842    779,729
   BHP Steel, Ltd. (Iron & Steel).........................     84,624    547,279
   Boral, Ltd. (Building & Construction
   Materials).............................................     52,446    282,443
   Brambles Industries, Ltd.(Diversified-Commercial
    Services).............................................     26,141    142,419
   Coles Myer, Ltd. (Specialty Retail Stores).............     73,801    570,428
   Commonwealth Bank of Australia (Banks).................     28,668    721,380
   CSR, Ltd. (Building & Construction Materials)..........     13,985     29,161
   DB RREEF Trust* (Financial Services)...................     81,932     84,779
   General Property Trust (Real Estate)...................     39,658    116,269
   Insurance Australia Group, Ltd. (Insurance)............     84,134    424,076
   John Fairfax Holdings, Ltd. (Broadcasting & Publishing)     76,871    274,180
   Lend Lease Corp., Ltd. (Real Estate)...................     30,656    318,415
   Lihir Gold, Ltd.* (Mtals & Mining).....................     73,670     66,990
   Macquarie Airports* (Transportation Services)..........    149,854    368,858
   Macquarie Infrastructure Group(Transportation Services)     70,904    188,978
   Mirvac Group* (Real Estate)............................     11,096     42,621
   National Australia Bank, Ltd. (Banks)..................        180      4,067
   Newcrest Mining, Ltd. (Metals & Mining)................     63,829    873,123
   News Corp. -- Class B (Broadcasting & Publishing)......     18,347    352,262
   Patrick Corp., Ltd. (Transportation -- Road & Rail)....     49,963    257,713


                                                                        Value
                                                           Shares      (Note 2)
                                                           -------   -----------
   Publishing & Broadcasting, Ltd.
    (Broadcasting & Publishing)........................     14,148   $   194,086
   QBE Insurance Group, Ltd. (Insurance)...............     58,044       698,437
   Rinker Group, Ltd. (Building &
   Construction Materials).............................     10,181        84,997
   Rio Tinto, Ltd. (Metals & Mining)...................      3,910       119,905
   Santos, Ltd. (Oil & Gas-Exploration & Production)...     26,781       178,026
   Southcorp, Ltd.* (Beverages)........................     62,012       208,543
   Suncorp-Metway, Ltd. (Financial Services)...........      7,685       104,702
   Telstra Corp., Ltd. (Telecommunications)............    109,529       421,572
   Toll Holdings, Ltd. (Transportation -- Road & Rail).      5,002        50,151
   Wesfarmers, Ltd. (Building & Construction Materials)      7,111       221,858
   Westfield Group* (Real Estate)......................      9,190       118,363
   Westpac Banking Corp., Ltd. (Banks).................     50,038       764,493
   Woolworths, Ltd. (Retail Food Stores)...............     13,092       154,045
                                                                     -----------
  TOTAL AUSTRALIA ................................................    11,184,594
                                                                     -----------
 AUSTRIA -- 1.5%
   Bank Austria Creditanstalt (Banks)..................     17,314     1,565,015
   Erste Bank der oesterreichischen
    Sparkassen AG (Banks)..............................     10,636       568,159
   Flughafen Wien AG (Transportation Services).........      4,294       325,100
   Oesterreichische Elektrizitaetswirtschafts AG
    (Verbund) -- Class A (Electric Companies & Systems)      2,090       465,612
   OMV AG (Petroleum Refining).........................      2,840       855,783
   OMV AG -- Rights* (Petroleum Refining)..............      2,126             0
   Telekom Austria AG* (Telecommunications)............     22,605       428,625
   Voestalpine AG (Iron & Steel).......................      1,500       116,522
   Wienerberger AG (Building &
    Construction Materials)............................      9,458       451,881
                                                                     -----------
  TOTAL AUSTRIA ..................................................     4,776,697
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

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 MANAGER SERIES
---------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================

                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
 BELGIUM -- 1.5%
   Algemene Maatschappij Voor
   Nijverheidskredit NV (Almanij)
   (Financial Services)..................................     8,002   $  820,104
   Almancora SCA (Financial Services)....................     3,671      314,358
   Belgacom* (Telecommunications)........................     5,776      249,663
   Delhaize Group (Retail Food Stores)...................     9,083      690,762
   Dexia (Financial Services)............................     4,750      109,243
   Fortis (Financial Services)...........................    54,999    1,521,313
   Interbrew (Beverages).................................     7,072      274,344
   KBC Bancassurance Holding NV (Banks)..................    12,456      956,591
                                                                      ----------
  TOTAL BELGIUM ...................................................    4,936,378
                                                                      ----------
 BRAZIL -- 0.1%
   Companhia de Concessoes Rodoviarias (CCR) (Misc.
    Manufacturing Industries)............................     7,280      159,250
   Companhia Vale do Rio Doce (CVRD)* (Metals & Mining)..     3,200            0
   Companhia Vale do Rio Doce (CVRD), ADR* (Metals &
    Mining)..............................................     6,387      185,287
                                                                      ----------
  TOTAL BRAZIL ....................................................      344,537
                                                                      ----------
 CANADA -- 0.7%
   Bema Gold Corp.* (Metals & Mining)....................    59,989      183,750
   Canadian Natural Resources, Ltd. (Oil & Gas-
    Exploration & Production)............................    16,587      709,497
   Centerra Gold, Linc.* (Metals & Mining)...............     1,398       25,961
   Eldorado Gold Corp.* Metals & Mining).................    44,150      130,812
   EnCana Corp. (Oil & Gas-Exploration & Production).....     9,787      558,720
   Ivanhoe Mines, Ltd.* (Metals & Mining)................     8,359       60,347
   OPTI Canada, Inc.* (Oil &
   Gas-Exploration & Production).........................     3,917       63,521
   Petro-Canada (Oil & Gas-Exploration & Production).....     4,910      250,674
   Talisman Energy, Inc. (Oil & Gas-Exploration &
    Production)..........................................     4,922      132,894
   Telesystem International Wireless, Inc.*
    (Telecommunications).................................    21,386      239,309
                                                                      ----------
  TOTAL CANADA ....................................................    2,355,485
                                                                      ----------


                                                                         Value
                                                            Shares     (Note 2)
                                                            -------   ----------
 CZECH REPUBLIC -- 0.8%
   Cesky Telecom as (Telecommunications)................     21,327   $  352,612
   CEZ (Electric & Gas Utilities).......................     15,830      241,523
   Komercni Banka as (Banks)............................     14,178    2,077,465
                                                                      ----------
  TOTAL CZECH REPUBLIC ............................................    2,671,600
                                                                      ----------
 DENMARK - 0.8%
   Danisco A/S (Food & Beverage)........................     17,400    1,061,955
   Danske Bank A/S (Financial Services).................     25,637      785,851
   GN Store Nord A/S (GN Great Nordic)
    (Telecommunications)................................      4,000       43,124
   Kobenhavns Lufthavne A/S (Transportation Services)...      2,030      431,406
   Novo Nordisk A/S -- Class B
   (Pharmaceutical Preparations)........................        800       43,709
   TDC A/S (Telecommunications).........................      1,700       71,991
                                                                      ----------
  TOTAL DENMARK ...................................................    2,438,036
                                                                      ----------
 FINLAND -- 1.0%
   Fortum Oyj (Oil & Gas-Exploration & Production)......     30,033      556,000
   Kesko Oyj (Food & Household Products)................     13,550      330,600
   Nokia Oyj (Telecommunications).......................    117,323    1,853,057
   Rautaruukki Oyj (Misc. Manufacturing Industries).....     13,900      165,130
   Sampo Oyj (Financial Services).......................      2,050       28,310
   Stockmann Oyj Abp (Specialty Retail Stores)..........      2,550       75,214
   UPM-Kymmene Oyj (Paper & Forest Products)............     13,500      300,204
                                                                      ----------
  TOTAL FINLAND ...................................................    3,308,515
                                                                      ----------



    The accompanying notes are an integral part of the financial statements.

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 MANAGER SERIES
---------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
 FRANCE -- 9.0%
   Accor SA (Hotels, Other Lodging Places)...............     2,317   $  101,442
   Alcatel SA - Class A* (Telecommunications)............    73,346    1,141,514
   Alstom* (Misc. Manufacturing Industries)..............    94,517       71,944
   Atos Origin SA* (Computer Services)...................     3,352      227,674
   Autoroutes du Sud de la France (ASF)* (Transportation
    Services)............................................     7,291      366,681
   BNP Paribas SA (Financial Services)...................    42,590    3,085,560
   Bouygues SA (Misc. Manufacturing
   Industries)...........................................    26,712    1,234,481
   Compagnie de Saint-Gobain (Building & Construction
   Materials)............................................    10,080      607,239
   Credit Agricole SA (Banks)............................    35,974    1,085,528
   European Aeronautic Defence and Space Co. (EADS)
    (Aerospace & Defense)................................    62,196    1,808,308
   France Telecom SA (Telecommunications)................    18,242      604,017
   Gecina SA (Real Estate)...............................     1,609      159,435
   Havas SA (Advertising.................................    50,402      287,737
   JC Decaux SA* (Advertising)...........................     5,833      170,304
   L' Air Liquide SA (Misc. Manufacturing Industries)....       784      144,929
   L'Oreal SA (Cosmetics and Toiletries).................     1,009       76,597
   Lafarge SA (Building Materials & Components)..........     1,620      156,341
   LVMH Moet Hennessy Louis Vuitton SA (Diversified-
    Industrial & Consumer Products)......................    12,714      973,813
   Pernod-Ricard SA (Beverages)..........................     1,676      256,742
   Pinault-Printemps-Redoute SA (Retail Department
    Stores)..............................................     1,755      175,691
   PSA Peugeot Citroen (Automobiles).....................    38,211    2,425,518
   Publicis Groupe SA (Advertising)......................     4,341      140,727
   Renault SA (Automobiles)..............................     3,224      269,726
   Sanofi-Synthelabo SA (Pharmaceutical Preparations)....    26,729    2,136,285
   Societe des Autoroutes Paris-Rhin-Rhone (SAPRR)*
   (Transportation Services).............................     1,201       72,563
   Societe Generale (Financial Services).................    11,753    1,189,358
   Societe Television Francaise 1 (Broadcasting &
    Publishing)..........................................    17,786      579,006
   Suez SA (Water Supply & Other Sanitary Services)......    93,802    2,501,557
   Thales SA (Aerospace & Defense).......................     8,684      416,908
   Total SA (Petroleum Refining).........................    19,970    4,362,075
   Union du Credit-Bail Immobilier
    (Unibail) (Real Estate)..............................     1,081      170,151
   Veolia Environment (Water Supply & Other Sanitary
    Services)............................................    14,019      507,443
   Vinci SA (Building & Construction)....................     3,594      482,652


                                                                        Value
                                                            Shares     (Note 2)
                                                            ------   -----------
   Vivendi Universal SA (Commercial Services)...........    26,448   $   844,452
                                                                     -----------
  TOTAL FRANCE ...................................................    28,834,398
                                                                     -----------
 GERMANY -- 7.3%
   Adidas-Salomon AG (Sporting & Athletic Goods)........     3,266       527,168
   Allianz AG (Insurance)...............................     3,451       457,819
   BASF AG (Chemical & Allied Products).................    32,115     2,313,572
   Bayer AG (Pharmaceutical Preparations)...............    15,735       533,412
   Bayerische Hypo-und Vereinsbank AG* (Banks)..........    10,981       249,263
    Commerzbank AG* (Banks).............................    15,950       328,669
   Deutsche Bank AG (Financial Services)................     8,930       792,861
   Deutsche Post AG (Transportation Services)...........     8,787       201,849
   Deutsche Telekom AG* (Telecommunications)............    87,968     1,990,848
   E.On AG (Electric Companies & Systems)...............    36,456     3,323,011
   Fraport AG (Transportation Services).................    25,014     1,067,269
   Freenet.de AG* (Internet Services)...................     2,103        54,169
   Fresenius Medical Care AG (Precision Instruments &
    Medical Supplies)...................................     9,488       763,605
   Henkel KGaA (Cosmetics and Toiletries)...............     2,273       188,124
   Hypo Real Estate Holding AG* (Banks).................     8,146       337,710
   KarstadtQuelle AG (Retail Department Stores).........     7,928        81,791
   MAN AG (Misc. Industrial Machinery & Equipment)......    11,059       426,005
   Merck KGaA (Pharmaceutical Preparations).............    26,681     1,835,792
   Metro AG (Specialty Retail Stores)...................    14,799       814,478
   Muenchener Rueckversicherungs-
    Gesellschaft AG (Insurance).........................     5,382       661,685
   Puma AG (Sporting & Athletic Goods)..................       267        73,419
   RWE AG (Electric & Gas Utilities)....................    12,882       712,651
   SAP AG (Computer Services Software & Systems)........     1,063       189,858
   Schering AG (Pharmaceutical Preparations)............    30,507     2,281,079
   Siemens AG (Diversified-Industrial & Consumer
    Products)...........................................    13,454     1,140,765
   ThyssenKrupp AG (Misc. Industrial Machinery &
    Equipment)..........................................    55,339     1,218,556
   TUI AG (Diversified-Industrial &
    Financial Services).................................    24,671       584,163
   Volkswagen AG (Automobiles)..........................     8,225       372,847
                                                                     -----------
  TOTAL GERMANY ..................................................    23,522,438
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

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 MANAGER SERIES
---------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                         Value
                                                            Shares     (Note 2)
                                                            -------   ----------
 GREECE -- 0.3%
   Coca-Cola Hellenic Bottling Co. SA (Beverages).......      4,013   $   98,075
   Cosmote Mobile Telecommunications
    SA (Telecommunications).............................      1,010       20,263
   Hellenic Telecommunications Organization SA (OTE)
    (Telecommunications)................................     30,663      550,992
   Intracom SA (Telecommunications).....................     15,300       82,770
   National Bank of Greece SA (Banks)...................     10,235      337,781
   OPAP SA (Amusement & Recreational Services)..........        560       15,498
                                                                      ----------
  TOTAL GREECE ....................................................    1,105,379
                                                                      ----------
 HONG KONG -- 1.2%
   Bejiing Capital International Airport Co., Ltd.
   (Transportation Services)............................    180,000       76,421
   BOC Hong Kong (Holdings), Ltd. (Banks)...............    182,000      347,717
   Cheung Kong (Holdings), Ltd. (Real Estate)...........      9,000       89,737
   China Merchants Holdings International Co., Ltd.
    (Transportation Services)...........................     96,000      180,941
   Clear Media Ltd* (Commercial Services)...............    153,000      146,648
   CLP (Holdings), Ltd. (Electric Companies & Systems)..     45,000      258,790
   Datang International Power Generation Co., Ltd.
    (Electrical Machinery, Equipment & Supplies)........    232,927      175,309
   Esprit (Holdings), Ltd. (Cosmetics & Toiletries).....     16,500       99,772
   Giordano International, Ltd. (Retail
    Apparel & Accessory Stores).........................    188,000      117,913
   Hongkong Electric (Holdings), Ltd. (Electric
    Companies & Systems)................................     47,000      214,662
   Hutchinson Whampoa, Ltd. (Diversified-Industrial &
    Financial Services).................................     34,000      318,229
   Hysan Development Co., Ltd. (Real Estate)............     24,000       50,484
   Johnson Electric Holdings, Ltd.
    (Electronic Equipment & Components).................      8,500        8,256
   Kerry Properties, Ltd. (Real Estate).................     28,500       60,867
   Kingboard Chemicals Holdings Ltd. -- Warrant*
    (Chemical & Allied Products)........................        600            0
   Orient Overseas International, Ltd. (Transportation
    Services)...........................................     45,000      170,501
   Sino Land Co., Ltd. (Real Estate)....................     78,000       76,769
   SmarTone Telecommunications
    (Holdings), Ltd. (Telecommunications)...............     32,000       35,818
   Sun Hung Kai Properties, Ltd. (Real Estate)..........     16,000      160,047
   Swire Pacific, Ltd. (Diversified-Industrial &
    Financial Services).................................     38,500      321,960


                                                                         Value
                                                           Shares      (Note 2)
                                                          ---------   ----------
   Texwinca Holdings Ltd. (Textiles & Apparel)........      224,854   $  212,626
   The Wharf (Holdings), Ltd. (Real Estate)...........       49,000      171,472
   Weiqiao Textile Co., Ltd. (Textiles & Apparel).....      239,998      378,244
   Wumart Stores, Inc.* (Retail Food Stores)..........       83,543      134,353
   Yue Yuen Industrial (Holdings), Ltd. (Footwear &
    Related Apparel)..................................        1,000        2,753
                                                                      ----------
  TOTAL HONG KONG .................................................    3,810,289
                                                                      ----------
 HUNGARY -- 1.1%
   EGIS Rt. (Pharmaceutical Preparations).............        3,167      191,010
   Gedeon Richter Rt. (Pharmaceutical Preparations)...        1,213      152,359
   Magyar Tavkozlesi Rt. (Matav) (Telecommunications).      153,928      736,744
   OTP Bank Rt. (Banks)...............................       74,887    2,308,045
                                                                      ----------
  TOTAL HUNGARY ...................................................    3,388,158
                                                                      ----------
 INDONESIA -- 0.3%
   PT Bank Mandiri (Banks)............................    1,775,123      368,124
   PT Indofood Sukses Makmur Tbk (Food & Beverage)....      997,500       85,968
   PT Semen Gresik (Persero) Tbk
    (Building & Construction Materials)...............       93,824      186,991
   PT Telekomunikasi Indonesia (Telecommunications)...      859,860      446,951
                                                                      ----------
  TOTAL INDONESIA .................................................    1,088,034
                                                                      ----------
 IRELAND -- 0.5%
   Bank of Ireland (London) (Banks)...................        3,090       51,115
   Celtic Resources Holdings PLC* (Metals & Mining)...        6,736       52,590
   CRH PLC (Building & Construction Materials)........        5,183      138,786
   Depfa Bank PLC (Banks).............................        4,561       76,564
   Dragon Oil PLC* (Oil & Gas-Exploration &
    Production).......................................      163,878      215,521
   Elan Corp. PLC, ADR* (Pharamaceutical Preparations)          854       23,272
   Fyffes PLC (Food & Beverage).......................      119,073      312,370
   Greencore Group PLC (Dublin)(Food & Beverage)......       44,106      181,052
   Irish Life & Permanent PLC (Financial Services)....       23,322      437,467
                                                                      ----------
  TOTAL IRELAND ...................................................    1,488,737
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

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 MANAGER SERIES
---------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                        Value
                                                          Shares       (Note 2)
                                                         ---------   -----------
 ITALY -- 4.2%
   Assicurazioni Generali SPA (Insurance)............       19,606   $   665,437
   Autostrada Torino-Milano SPA* (Diversified
    Commercial Services).............................        6,132       156,446
   Banca Intesa SPA (Banks)..........................      107,645       462,360
   Banca Nazionale del Lavoro SPA (BNL)* (Banks).....       70,969       211,740
   Banca Popolare di Milano Scrl (BPM) (Banks).......        5,543        49,124
   Beni Stabili SPA (Real Estate)....................      149,930       152,844
   Capitalia SPA (Banks).............................       36,732       168,257
   Cassa di Risparmio di Firenze SPA (Carifirenze)
    (Banks)..........................................      101,740       248,922
   Credito Emiliano SPA (Banks)......................       32,583       323,748
   Enel SPA (Electric Companies & Systems)...........      107,338     1,054,851
   Eni SPA (Petroleum Refining)......................       95,287     2,385,736
   Fiat SPA* (Automobiles)...........................       76,679       614,933
   Finmeccanica SPA (Aerospace & Defense)............    1,141,944     1,035,309
   IntesaBci SPA (Banks).............................      272,542     1,311,402
   Italcementi SPA (Building &
    Construction Materials)..........................        3,294        53,057
   Mediaset SPA (Broadcasting & Publishing)..........       27,883       353,607
   Mediobanca SPA (Financial Services)...............       17,464       282,719
   Pirelli & C. SPA (Telecommunications).............       61,938        83,516
   Saipem SPA (Misc. Manufacturing Industries).......       24,218       291,327
   Sanpaolo IMI SPA (Banks)..........................        4,004        57,690
   Societa Iniziative Autostradali e Servizi SPA
    (SIAS)* (Transportation Services)................       11,132       157,818
   Telecom Italia Mobile SPA (T.I.M.)
    (Telecommunications).............................       21,390       159,909
   Telecom Italia SPA (Telecommunications)...........      359,999     1,472,879
   Telecom Italia SPA -- RNC (Telecommunications)....      399,200     1,296,844
   Terna SPA* (Electric Companies & Systems).........       54,868       157,362
   UniCredito Italiano SPA (Banks)...................       54,386       312,699
                                                                     -----------
  TOTAL ITALY ....................................................    13,520,536
                                                                     -----------


                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
 JAPAN -- 17.8%
   Acom Co., Ltd. (Financial Services)...................     1,590   $  119,013
   Aderans Co., Ltd. (Cosmetics & Toiletries)............     2,200       50,883
   Aeon Credit Service Co., Ltd. (Financial Services)....     5,151      383,548
   Aiful Corp. (Financial Services)......................       650       71,489
   Aisin Seiki Co., Ltd. (Auto Parts & Equipment)........     7,400      187,401
   Aoyama Trading Co., Ltd. (Retail
    Apparel & Accessory Stores)..........................    30,200      822,270
   Asahi Glass Co., Ltd. (Building &
    Construction Materials)..............................    14,000      154,387
   Autobacs Seven Co., Ltd. (Autoparts & Equipment)......     2,400       70,147
   Bridgestone Corp. (Tire & Rubber).....................     8,000      159,266
   Canon, Inc. (Computer & Office Equipment).............    19,281    1,040,538
   Casio Computer Co., Ltd. (Electronics)................    10,200      157,375
   Citizen Watch Co., Ltd. (Jewelry, Precious Metal).....    76,400      734,400
   Coca-Cola West Japan Co., Ltd. (Beverages)............     6,500      166,829
   COMSYS Holdings Corp. (Telecommunications)............    10,000       92,612
   Credit Saison Co., Ltd. (Financial Services)..........    17,661      642,876
   Dai Nippon Printing Co., Ltd.
    (Commercial Printing)................................    52,000      834,273
   Daihatsu Motor Co., Ltd. (Automobiles)................     8,000       63,785
   Daiichi Pharmaceutical Co., Ltd.
    (Pharmaceutical Preparations)........................    26,600      574,988
   Daiwa Securities Group, Inc. (Financial Services).....    20,000      144,433
   Denso Corp. (Auto Parts & Equipment)..................    19,448      520,979
   East Japan Railway Co., Ltd.(Transportation -- Road &
    Rail)................................................        56      311,506
   Exedy Corp. (Auto Parts & Equipment)..................     3,600       68,894
   Fuji Photo Film Co., Ltd. (Photographic Equipment &
    Supplies)............................................    41,783    1,525,016



    The accompanying notes are an integral part of the financial statements.

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 MANAGER SERIES
---------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                         Value
                                                            Shares     (Note 2)
                                                            -------   ----------
   Fuji Soft ABC, Inc. (Computer Services Software &
    Systems)............................................        500   $   16,541
   Fuji Television Network, Inc.
    (Broadcasting & Publishing).........................        108      233,981
   Fujisawa Pharmaceutical Co., Ltd.
    (Chemical & Allied Products)........................      5,100      139,607
   Fujitsu, Ltd. (Computer Equipment)...................    136,000      885,254
   Hankyu Department Stores, Inc.
    (Retail Department Stores)..........................     47,000      340,792
   Hitachi Capital Corp. (Financial Services)...........      9,400      194,018
   Hitachi Chemical Co., Ltd. (Chemical & Allied
    Products)...........................................     13,600      243,412
   Hitachi, Ltd. (Electronics)..........................    455,333    3,154,937
   Hakkaido Electric Power Co. (Electric Companies &
    Systems)............................................      2,400       47,194
   Honda Motor Co., Ltd. (Automobiles)..................     21,484    1,113,302
   Ibiden Co., Ltd. (Electronic Equipment & Components).      4,100       79,503
   Ito En, Ltd. (Beverages).............................      2,700      140,178
   Ito-Yokado Co., Ltd. (Specialty Retail Stores).......     13,577      569,738
   Japan Tobacco, Inc. (Tobacco)........................        107    1,221,723
   JFE Holdings, Inc. (Iron & Steel)....................        800       22,836
   Kao Corp. (Cosmetics and Toiletries).................     37,919      969,530
   Kikkoman Corp. (Food & Beverage).....................     51,000      486,259
   Kinden Corp. (Commercial Services)...................      9,000       67,278
   Kirin Brewery Co., Ltd. (Beverages)..................     11,000      108,315
   Koito Manufacturing Co., Ltd. (Auto Parts &
    Equipment)..........................................     31,489      283,638
   Kuraray Co., Ltd. (Textiles & Apparel)...............     23,000      206,275
   Kyocera Corp. (Electronic Equipment & Components)....      1,600      123,197
   Kyowa Hakko Kogyo Co., Ltd. (Pharmaceutical
    Preparataions)......................................     23,000      172,831
   Kyushu Electric Power Co., Inc.
    (Electric Companies & Systems)......................     36,900      745,418
   Leopalace21 Corp. (Real Estate)......................     44,100      776,387
   Makita Corp. (Electrical Machinery, Equipment, &
    Supplies)...........................................     21,000      367,249
   Matsushita Electric Industrial Co., Ltd. (Appliances
    & Household Durables)...............................    241,061    3,825,170
   Mitsubishi Chemical Corp. (Chemical & Allied
    Products)...........................................      8,000       24,358


                                                                         Value
                                                            Shares     (Note 2)
                                                            -------   ----------
   Mitsubishi Electric Corp.* (Electrical Machinery,
    Equipment & Supplies)...............................    162,000   $  793,637
   Mitsubishi Gas Chemical Co., Ltd.
    (Chemical & Allied Products)........................     50,000      235,679
   Mitsubishi Tokyo Financial Group, Inc. (MTFG)
    (Financial Services)................................        251    2,547,477
   Mitsui Sumitomo Insurance Co., Ltd. (Insurance)......     66,000      573,241
   Mitsui Trust Holdings, Inc. (Banks)..................     21,000      209,857
   Mizuho Financial Group, Inc. (Banks).................        316    1,591,256
   Namco, Ltd. (Recreation, Other Consumer Goods).......     77,400    1,015,936
   NEC Corp. (Electronic Equipment & Components)........     15,000       93,247
   NGK Insulators, Ltd. (Electrical
    Machinery, Equipment & Supplies)....................      1,000        9,564
   Nidec Corp. (Electrical Machinery, Equipment &
    Supplies)...........................................      2,000      243,779
   Nikko Cordial Corp. (Financial Services).............     28,002      148,386
   Nippon Steel Corp. (Iron & Steel)....................     52,000      127,374
   Nippon Telegraph & Telephone Corp.
    (Telecommunications)................................        374    1,678,930
   Nippon Yusen Kabushiki Kaisha
    (Transportation -- Shipping)........................      3,000       16,161
   Nissan Motor Co., Ltd. (Automobiles).................     40,974      445,448
   Nissin Food Products Co., Ltd. (Food & Beverage).....      4,900      122,895
   Nitto Denko Corp. (Chemical & Allied Products).......      3,000      164,536
   Nomura Holdings, Inc. (Security & Commodity Brokers,
    Dealers & Services).................................     65,169      950,156
   NTT DoCoMo, Inc. (Telecommunications)................        178      328,311
   Orix Corp. (Financial Services)......................      4,000      543,379
   Ricoh Co., Ltd. (Computer & Office Equipment.........      6,000      115,761
   Sankyo Co., Ltd. (Pharmaceutical Preparations).......     78,500    1,773,470
   Sanyo Electric Co., Ltd. (Electronics)...............     21,696       74,953
   Secom Co., (Safety Protection).......................      3,000      120,035
   Seino Transportation Co., Ltd.
    (Transportation Services)...........................    130,000    1,217,917



    The accompanying notes are an integral part of the financial statements.

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 MANAGER SERIES
---------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
   Sharp Corp. (Electronics).............................     4,744   $   77,454
   Shin-Etsu Chemical Co., Ltd.
    (Chemical & Allied Products).........................     9,100      372,987
   Shiseido Co., Ltd. (Cosmetics and Toiletries).........    42,027      608,647
   SMC Corp. (Electrical Machinery, Equipment & Supplies)       991      113,442
    Sompo Japan Insurance, Inc. (Insurance)..............    87,000      886,386
   Sony Corp. (Electronics)..............................    20,290      784,116
   Sumitomo Electric Industries, Ltd.*
    (Electrical Machinery, Equipment & Supplies).........    41,000      446,131
   Sumitomo Heavy Industries, Ltd.* (Electrical Machinery,
    Equipment & Supplies)................................    11,000       40,900
   Sumitomo Mitsui Financial Group, Inc. (Banks).........       232    1,686,738
   Takeda Chemical Industries, Ltd.
    (Pharmaceutical Preparations)........................     8,700      438,099
   Takefuji Corp. (Financial Services)...................     3,400      229,940
   TDK Corp. (Electronic Equipment & Components).........     1,800      133,327
   Teijin, Ltd. (Chemical & Allied Products).............    16,000       69,484
   Terumo Corp. (Precision Instruments & Medical
    Supplies)............................................     5,100      137,367
   The Bank of Fukuoka, Ltd. (Banks).....................    97,000      638,968
   The Bank of Yokohama, Ltd. (Banks)....................    34,000      214,346
   The Chiba Bank, Ltd. (Banks)..........................    11,000       73,534
   The Joyo Bank, Ltd. (Banks)...........................    16,000       78,072
   The Seiyu, Ltd.* (Retail Food Stores).................    76,863      170,273
   The Sumitomo Trust and Banking Co., Ltd. (Financial
    Services)............................................    31,756      229,640
   Tohoku Electric Power Co., Inc. (Electric Companies
    & Systems)...........................................    15,300      274,734
   Tokyo Broadcasting System, Inc. (Broadcasting &
    Publishing)..........................................    40,600      662,073
   Toppan Printing Co., Ltd. (Commercial Printing).......    80,000      887,674


                                                                        Value
                                                           Shares      (Note 2)
                                                           -------   -----------
   Toyo Seikan Kaisha, Ltd. (Glass Containers and
    Other Glass Products)..............................     62,300   $ 1,149,088
   Toyota Motor Corp. (Automobiles)....................    110,512     4,497,269
   UFJ Holdings, Inc.* (Banks).........................         46       278,774
   Uni-Charm Corp. (Cosmetics & Toiletries)............      8,655       414,717
   UNY Co., Ltd. (Retail Department Stores)............      6,000        68,566
   West Japan Railway Co. (Transportation-Road & Rail).        112       452,503
   Yamaha Motor Co., Ltd. (Motorcycles, Bicycles &
    Parts).............................................     12,000       180,111
   Yamanouchi Pharmaceutical Co., Ltd.
    (Pharmaceutical Preparations)......................      3,525       137,257
                                                                     -----------
  TOTAL JAPAN ....................................................    57,029,831
                                                                     -----------
 LUXEMBOURG -- 0.1%
   Millicom International Cellular SA*
   (Telecommunications)................................      5,856       133,107
   SBS Broadcasting SA* (Broadcasting & Publishing)....      2,228        89,632
                                                                     -----------
  TOTAL LUXEMBOURG ...............................................       222,739
                                                                     -----------
 MALAYSIA -- 0.1%
   IOI Corp. Berhad (Diversified-Industrial & Consumer
    Products)..........................................     53,400       133,500
   Kuala Lumpur Kepong Berhad (Diversified-Industrial &
    Consumer Products).................................     36,800        66,821
                                                                     -----------
  TOTAL MALAYSIA .................................................       200,321
                                                                     -----------
 MEXICO -- 0.5%
   Consorcio ARA SA de CV* (Real Estate)...............     24,910        74,862
   Fomento Economico Mexicano SA de CV (Beverages).....     46,475       244,028
   Grupo Aeroportuario del Sureste Sa de CV, ADR
    (Transportation Services)..........................      4,100       112,135
   Grupo Financiero Banorte SA de CV (Financial
    Services)..........................................    143,530       903,903
   Grupo Financiero Inbursa SA de CV
    (Financial Services)...............................     48,086        88,476
   Urbi, Desarrollos Urbanos Sa de CV* (Real Estate)...     18,306        79,977
                                                                     -----------
  TOTAL MEXICO ...................................................     1,503,381
                                                                     -----------



    The accompanying notes are an integral part of the financial statements.

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 MANAGER SERIES
---------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
 NETHERLANDS -- 3.0%
   ABN AMRO Holding NV (Financial Services)..............       520   $   13,776
   Aegon NV (Insurance)..................................    56,888      775,570
   Efes Breweries International, GDR* (Beverages)........     1,300       39,000
   Heineken NV (Beverages)...............................    11,484      382,904
   ING Groep NV (Financial Services).....................    81,019    2,451,383
   Koninklijke (Royal) KPN NV (Telecommunications).......    25,196      239,391
   Koninklijke (Royal) Philips Electronics NV
    (Electronics)........................................    39,415    1,045,245
   Oce NV (Computer & Office Equipment)..................    40,244      615,941
   Royal Dutch Petroleum Co. (Petroleum Refining)........    40,536    2,333,423
   Royal Numico NV* (Food & Beverage)....................     4,200      151,456
   TPG NV (Transportation Services)......................     5,324      144,588
   Unilever NV (Food & Household Products)...............    23,312    1,563,111
                                                                      ----------
  TOTAL NETHERLANDS ...............................................    9,755,788
                                                                      ----------
 NEW ZEALAND -- 0.1%
   Auckland International Airport, Ltd.
    (Transportation Services)............................    26,145      150,698
   Contact Energy, Ltd. (Electric & Gas Utilities).......     3,409       15,759
   Fisher & Paykel Appliances Holdings, Ltd. (
    Precision Instruments & Medical Supplies)............     6,465       15,130
   Fletcher Building, Ltd. (Building &
    Construction Materials)..............................     6,423       30,712
   Independent Newspapers, Ltd. (Broadcasting &
    Publishing)..........................................     5,640       23,424
   NGC Holdings, Ltd. (Chemical & Allied Products).......    96,359      215,760
   Telecom Corp. of New Zealand, Ltd.
   (Telecommunications)..................................     3,497       15,534
   Tower, Ltd.* (Financial Services).....................     1,712        2,646
                                                                      ----------
  TOTAL NEW ZEALAND ...............................................      469,663
                                                                      ----------


                                                                         Value
                                                            Shares     (Note 2)
                                                            -------   ----------
 NORWAY -- 1.0%
   DnB Holding ASA (Financial Services).................     15,210   $  150,050
   Norsk Hydro ASA (Misc. Manufacturing Industries).....     11,797      929,089
   Orkla ASA (Food & Beverage)..........................     12,150      399,206
   Smedvig ASA -- Class A (Petroleum Refining)..........      9,715      163,209
   Statoil ASA (Oil & Gas-Exploration & Production).....     55,550      871,315
   Telenor ASA (Telecommunications).....................     70,099      636,564
   TGS Nopec Geophysical Co. ASA* (Oil & Gas-Exploration
    & Production).......................................      2,400       61,420
                                                                      ----------
  TOTAL NORWAY ....................................................    3,210,853
                                                                      ----------
 PHILIPPINES -- 0.1%
   Ayala Corp. (Diversified-Industrial &
    Financial Services).................................    524,000       61,620
   Bank of the Philippine Islands (Banks)...............     67,800       63,421
   Globe Telecom, Inc. (Telecommunications).............      3,289       55,964
   Philippine Long Distance Telephone Co., ADR
    (Telecommunications)................................      5,400      134,622
                                                                      ----------
  TOTAL PHILIPPINES ...............................................      315,627
                                                                      ----------
 POLAND -- 2.7%
   Agora SA* (Broadcasting & Publishing)................     16,238      307,912
   Bank Millennium SA* (Banks)..........................     96,889      108,682
   Bank Pekao SA (Banks)................................     47,338    2,180,893
   Bank Przemyslowo-Handlowy PBK SA (Banks).............      2,659      452,724
   Bank Zachodni WBK SA (Banks).........................     24,751      801,511
   Bre Bank SA (Banks)..................................      4,335      164,983
   Budimex SA* (Building & Construction Materials)......     23,513      330,472
   CCC SA* (Footwear & Related Apparel).................     14,855       47,361
   Cersanit-Krasnystaw SA* (Water Supply & Other
    Sanitary Services)..................................      6,286      245,530
   Grupa Kety SA (Aluminum).............................      4,994      218,406
   Inter Cars SA* (Auto Parts & Equipment)..............      6,116       76,363



    The accompanying notes are an integral part of the financial statements.

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 MANAGER SERIES
---------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                         Value
                                                            Shares     (Note 2)
                                                            -------   ----------
   Inter Groclin Auto SA* (Auto Parts & Equipment.......      2,415   $   82,236
   Orbis SA (Hotels, Other Lodging Places)..............      8,933       73,960
   Polska Grupa Farmaceutyczna (Wholesale-Chemicals &
    Drugs)..............................................      4,926       98,013
   Powszechna Kasa Oszczednosci Bank Polski SA*
    (Financial Services)................................    229,866    2,133,364
   Sanockie Zaklady Przemyslu Gumowego Stomil SA* (Auto
    Parts & Equipment)..................................      1,599       75,268
   Sniezka SA (Building & Construction Materials).......        699        6,324
   Telekomunikacja Polska SA (Telecommunications).......    126,354      835,217
   ZM Duda SA* (Food & Beverage)........................      8,565      393,165
                                                                      ----------
  TOTAL POLAND ....................................................    8,632,384
                                                                      ----------
 PORTUGAL -- 0.5%
   Banco Comercial Portugues SA (BCP) (Financial
    Services)...........................................     80,822      207,630
   Banco Espirito Santo SA (BES) (Financial Services)...      1,378       24,912
   Brisa Auto Estradas de Portgual SA
    (Transportation-Road & Rail)........................     32,224      295,652
   Electricidade de Portugal SA (EDP) (Electric
    Companies & Systems)................................     91,888      278,524
   Jeronimo Martins, SGPS, SA* (Retail Food Stores).....      8,070      106,401
   Media Capital, SGPS, SA* (Broadcasting & Publishing).     34,843      258,114
   Portugal Telecom, SGPS, SA (Telecommunications)......     21,090      260,866
   Sonae, SGPS, SA (Diversified-Industrial
    & Financial Services)...............................     81,965      119,210
                                                                      ----------
  TOTAL PORTUGAL ..................................................    1,551,309
                                                                      ----------


                                                                         Value
                                                           Shares      (Note 2)
                                                         ----------   ----------
 ROMANIA -- 0.5%
   Impact SA* (Building & Constructions Materials)...       385,000   $   80,377
   Romanian Development Bank (Banks).................       360,000      463,366
   SNP Petrom SA (Oil &
   Gas-Exploration & Production).....................    10,482,809    1,200,961
                                                                      ----------
  TOTAL ROMANIA ...................................................    1,744,704
                                                                      ----------
 RUSSIA -- 1.8%
   Gazprom, ADR (OIl & Gas-Exploration & Production).        19,092      684,448
   LUKOIL, ADR (OIl & Gas-Exploration & Production)..        16,500    2,003,101
   Mining and Metallurgical Co. Norilsk Nickel, ADR
   (Metals & Mining).................................        10,800      599,400
   Moscow City Telephone, ADR
   (Telecommunications)..............................         7,800       93,210
   North-West Telecom, ADR
   (Telecommunications)..............................         3,400       89,250
   RBC Information Systems* (Computer Services)......        13,268       35,293
   Sberbank RF (Banks)...............................         3,446    1,664,418
   Sibirtelecom, ADR (Telecommunications)............         1,300       59,696
   Uralsvyazinform, ADR
   (Telecommunications)..............................        24,954      183,162
   VolgaTelecom, ADR
   (Telecommunications)..............................        15,900      103,350
   Wimm-Bill-Dann Foods OJSC, ADR* (Food & Beverage).        20,059      287,044
                                                                      ----------
  TOTAL RUSSIA ....................................................    5,802,372
                                                                      ----------



    The accompanying notes are an integral part of the financial statements.

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 MANAGER SERIES
---------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                         Value
                                                            Shares     (Note 2)
                                                            -------   ----------
 SINGAPORE -- 0.4%
   Allgreen Properties, Ltd. (Real Estate)..............     22,000   $   14,555
   Capitaland, Ltd. (Real Estate).......................     96,000      125,263
   ComfortDelGro Corp., Ltd.
    (Transportation Services)...........................      8,000        7,596
   Creative Technology, Ltd. (Electronic Equipment &
    Components).........................................      5,150       76,979
   Datacraft Asia, Ltd.* (Telecommunications)...........      9,000        9,720
   DBS Group Holdings, Ltd. (Financial Services)........     30,000      295,883
   Fraser & Neave, Ltd. (Beverages).....................      6,600       65,903
   Keppel Corp., Ltd. (Diversified-Industrial &
    Financial Services).................................     14,000       73,756
   OverSea-Chinese Banking Corp., Ltd. (Financial
    Services)...........................................     13,000      107,510
   Overseas Union Enterprises, Ltd. (Hotels, Other
    Lodging Places).....................................     15,000       71,674
   SembCorp Industries, Ltd. (Misc. Manufacturing
    Industries).........................................     25,000       24,810
   Singapore Airlines, Ltd. (Transportation-Airlines)...     13,000       90,787
   Singapore Press Holdings, Ltd.
    (Broadcasting & Publishing).........................      6,000       16,908
   Singapore Telecommunications, Ltd.
    (Telecommunications)................................     81,930      119,452
   SMRT Corp., Ltd. (Transportation-Road & Rail)........    127,000       68,464
   United Overseas Bank, Ltd. (Financial Services)......      7,000       59,177
                                                                      ----------
  TOTAL SINGAPORE .................................................    1,228,437
                                                                      ----------
 SOUTH AFRICA -- 0.3%
   Nedcor, Ltd. (Banks).................................     62,648      865,146
                                                                      ----------
  TOTAL SOUTH AFRICA ..............................................      865,146
                                                                      ----------
 SOUTH KOREA -- 0.2%
   Samsung Electronics Co. Ltd. (Electronics) ..........      1,370      596,199
                                                                      ----------
  TOTAL SOUTH KOREA ...............................................      596,199
                                                                      ----------


                                                                         Value
                                                            Shares     (Note 2)
                                                            -------   ----------
 SPAIN -- 2.6%
   Altadis SA (Tobacco).................................      5,256   $  240,760
   Amadeus Global Travel Distribution SA
    (Transportation Services)...........................    146,648    1,508,938
   Cintra Concesiones de Infraestructuras de Transporte
   SA* (Transportation Services)........................     14,217      156,142
   Endesa SA (Electric Companies & Systems).............     50,902    1,196,270
   Fadesa Inmobiliaria SA* (Real Estate)................     13,648      264,352
   Gas Natural SDG, SA (Gas Companies & Systems)........      2,500       77,341
   Grupo Empresarial Ence SA (ENCE)
    (Paper & Forest Products)...........................      7,955      243,613
   Grupo Ferrovial SA (Building & Construction).........      3,013      161,032
   Promotora de Informaciones SA (Prisa) (Broadcasting &
    Publishing).........................................     17,922      380,511
   Repsol YPF SA (Petroleum Refining)...................    115,729    3,013,955
   Telefonica SA (Telecommunications)...................     52,426      987,664
                                                                      ----------
  TOTAL SPAIN .....................................................    8,230,578
                                                                      ----------
 SWEDEN -- 3.9%
   Autoliv, Inc. (Automobiles)..........................      7,750      370,858
   Electrolux AB -- Class B (Appliances
    & Household Durables)...............................      4,800      109,790
   Elekta AB -- Class B* (Precision
    Instruments & Medical Supplies).....................     13,239      381,507
   Ericsson LM -- Class B* (Telecommunications).........    169,245      539,921
   ForeningsSparbanken AB (Swedebvank) (Banks)..........     18,800      468,204
   Gambro AB -- Class B (Precision
    Instruments & Medical Supplies).....................     47,000      659,516
   Getinge AB -- Class B (Precision
    Instruments & Medical Supplies).....................     18,402      229,146
   Modern Times Group MTG AB -- Class B* Broadcasting &
    Publishing).........................................      8,850      241,046
   Nobia AB (Misc. Manufacturing Industries)............      7,846      129,873



    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / INTERNATIONAL MULTI-
 MANAGER SERIES
---------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                        Value
                                                           Shares      (Note 2)
                                                           -------   -----------
   Nordea AB (Banks)...................................    429,000   $ 4,325,249
   Skandia Forsakrings AB (Insurance)..................     79,528       396,120
   Skandiaviska Enskilda Banken AB (SEB) (Financial
    Services)..........................................     80,800     1,562,404
   Skanska AB -- Class B (Misc.
    Manufacturing Industries)..........................    137,984     1,655,916
   Svenska Handelsbanken AB -- Class A (Banks).........     34,246       891,528
   TeliaSonera AB (Stockholm) (Telecommunications).....     12,500        74,864
   Volvo AB -- Class A (Automobiles)...................      3,100       118,255
   Volvo AB -- Class B (Automobiles)...................      8,900       352,898
                                                                     -----------
  TOTAL SWEDEN ...................................................    12,507,095
                                                                     -----------
 SWITZERLAND -- 5.4%
   Adecco SA (Commercial Services).....................      2,497   $   125,717
   Credit Suisse Group (Registered)*
    (Financial Services)...............................     59,278     2,491,855
   Kuoni Reisen Holding AG (Transportation Services)...        815       358,368
   Nestle SA (Food & Household Products)...............      5,600     1,465,131
   Novartis AG (Registered)
    (Pharmaceutical Preparations)......................     84,661     4,266,183
   Roche Holding AG - Genusschein (Pharmaceutical
    Preparations)......................................     19,005     2,187,806
   Serono SA - Class B (Biotechnology).................        188       123,834
   SGS Societe Generale de Surveillance Holding SA
    (Commercial Services)..............................        238       166,711
   Swatch Group AG (Jewelry, Precious Metal)...........      5,165       758,103
   Swisscom AG (Telecommunications)....................        819       322,673
   Syngenta AG (Chemical & Allied Products)............      6,314       670,769
   UBS AG (Financial Services).........................     15,304     1,283,296
   Unique Zurich Airport* (Transportation Services)....        234        30,251
   Zurich Financial Services AG* (Insurance)...........     17,618     2,937,624
                                                                     -----------
  TOTAL SWITZERLAND ..............................................    17,188,321
                                                                     -----------


                                                                         Value
                                                          Shares       (Note 2)
                                                        -----------   ----------
 TURKEY -- 2.3%
   Akbank TAS (Banks)...............................    211,700,000   $1,310,860
   Alarko Gayrimenkul Yatirim Ortakligi AS* (Real
    Estate).........................................      2,153,000       39,915
   Anadolu Efes Biracilik ve Malt
    Sanayii AS, ADR* (Beverages)....................              1            4
   Cimsa Cimento Sanayi ve Ticaret AS (Building &
    Constructions Materials)........................      5,180,000       17,977
   Denizbank AS* (Banks)............................     31,471,000       72,814
   Dogan Sirketler Grubu Holding AS* (Diversified-
    Industrial & Financial Services)................    230,691,000      489,267
   Dogan Yayin Holding AS*
    (Broadcasting & Publishing).....................      3,433,000       15,529
   Haci Omer Sabanci Holding AS
    (Diversified-Industrial & Financial Services)...    199,159,000      775,369
   Hurriyet Gazetecilik ve Matbaacilik AS
    (Broadcasting & Publishing).....................     72,472,000      170,902
   Is Finansal Kiralama AS* (Financial Services)....     10,458,000       36,450
   Koc Holding AS (Diversified-
    Industrial & Consumer Products).................    117,740,000      768,344
   Migros Turk TAS (Food & Beverage)................     33,935,000      281,848
   Turk Dis Ticaret Bankasi AS
    (Disbank) (Banks)...............................     53,423,000      100,626
   Turkcell Iletisim Hizmetleri AS
    (Telecommunications)............................     30,593,000      213,255
   Turkiye Garanti Bankasi AS* (Banks)..............    486,671,000    1,537,425
   Turkiye Is Bankasi (Isbank) (Banks)..............    221,726,000    1,224,960
   Vestel Elektronik Sanayi ve Ticaret AS*
    (Electrical Machinery, Equipment & Supplies)....      8,087,000       31,185
   Yapi ve Kredi Bankasi AS* (Banks)................     64,802,000      203,753
                                                                      ----------
  TOTAL TURKEY ....................................................    7,290,483
                                                                      ----------
 UKRAINE -- 0.0%
   UKRNAFTA* (Oil & Gas-Exploration & Production)...             87       14,782
   UkrTelecom* (Telecommunications).................         10,468       74,700
                                                                      ----------
  TOTAL UKRAINE ...................................................       89,482
                                                                      ----------



    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / INTERNATIONAL MULTI-
 MANAGER SERIES
---------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                         Value
                                                            Shares     (Note 2)
                                                            -------   ----------
 UNITED KINGDOM -- 17.7%
   3i Group PLC (Financial Services)....................     15,886   $  203,127
   Aggreko PLC (Commercial Services)....................     52,423      169,087
   Alliance Unichem PLC (Retail Drug Stores)............     77,439    1,121,755
   Allied Domecq PLC (Beverages)........................     14,700      144,782
   Associated British Ports Holdings PLC
    (Transportation-Shipping)...........................     47,972      437,482
   AstraZeneca PLC (Pharmaceutical Preparations)........     20,277      735,385
   Aviva PLC (Insurance)................................    177,299    2,137,691
   BAA PLC (Transportation-Airlines)....................     28,634      321,051
   BAE Systems PLC (Aerospace & Defense)................    312,060    1,380,982
   Barclays PLC (Financial Services)....................    446,379    5,022,041
   BHP Billiton PLC (Metals & Mining)...................    193,750    2,270,944
   BP PLC (Petroleum Refining)..........................    422,258    4,118,325
   BP PLC, ADR (Petroleum Refining).....................     44,383    2,591,967
   Brambles Industries PLC
    (Diversified-Commercial Services)...................    115,438   $  576,791
   British Land Co., PLC (Real Estate)..................      7,077      121,741
   British Sky Broadcasting Group PLC* (Broadcasting &
    Publishing).........................................     31,778      342,880
   BT Group PLC (Telecommunications)....................    280,219    1,092,126
   Burberry Group PLC (Retail Apparel & Accessory
    Stores).............................................     18,704      143,998
   Cadbury Schweppes PLC (Food & Beverage)..............     51,824      482,560
   Centrica PLC (Energy Equipment & Services)...........    395,774    1,795,139
   Compass Group PLC* (Misc. Food
    Preparations & Kindred Products)....................     38,115      180,198
   Diageo PLC (Food & Beverage).........................     82,233    1,173,043
   Dixons Group PLC (Specialty Retail Stores)...........    406,973    1,187,649
   Forth Ports PLC (Transportation Services)............      3,179       82,212
   GlaxoSmithKline PLC (Pharmaceutical Preparations)....     96,872    2,272,733
   GlaxoSmithKline PLC, ADR (Pharmaceutical
    Preparations).......................................     20,942      992,441
   HBOS PLC (Financial Services)........................     76,381    1,243,541
   Highland Gold Mining, Ltd. (Metals & Mining).........     28,532      104,627
   Hilton Group PLC (Hotels, Other
    Lodging Places).....................................     49,277      269,157


                                                                         Value
                                                            Shares     (Note 2)
                                                            -------   ----------
   HSBC Holdings PLC (Financial Services)...............     17,179   $  289,912
   Imperial Tobacco Group PLC (Tobacco).................     14,078      385,695
   J Sainsbury PLC (Food & Beverage)....................      9,246       48,018
   Kelda Group PLC (Water Supply & Other Sanitary
    Services)...........................................      7,356       89,327
   Land Securities PLC (Real Estate)....................     15,367      413,044
   Lloyds TSB Group PLC (Banks).........................    156,484    1,421,052
   Marks & Spencer Group PLC (Retail
    Department Stores)..................................     45,444      299,261
   National Grid Transco PLC (Electric Companies &
    Systems)............................................     23,491      223,698
   Pearson PLC (Broadcasting & Publishing)..............     22,808      275,215
   Peter Hambro Mining PLC* (Metals & Mining)...........     20,985      204,971
   Rank Group PLC (Amusement & Recreational Services)...     27,854      141,179
   Reckitt Benckiser PLC (Food &
    Household Products).................................     10,404      314,401
   Reed Elsevier PLC (Broadcasting &
    Publishing).........................................     27,183      250,767
   Reuters Group PLC (Broadcasting & Publishing)........    166,102    1,203,846
   Rolls-Royce Group PLC - Class B* (Aerospace &
    Defense)............................................    645,254        1,177
   Royal Bank of Scotland Group PLC (Banks).............     40,701    1,369,046
   SABMiller PLC (Beverages)............................     35,258      584,858
   Scottish & Newcastle PLC (Beverages).................     14,106      118,010
   Scottish & Southern Energy PLC
    (Electric Companies & Systems)......................      7,919      132,652
   Scottish Power PLC (Electric Companies & Systems)....     38,445      297,641
   Shell Transport & Trading Co. PLC
    (Petroleum Refining)................................    100,815      859,384
   Shell Transport & Trading Co. PLC, ADR (Petroleum
    Refining)...........................................     48,760    2,506,264
   Smith & Nephew PLC (Precision
   Instruments & Medical Supplies)......................     46,126      472,011
   Tate & Lyle PLC (Food & Beverage)....................    251,064    2,278,741
   Tesco PLC (Retail Food Stores).......................    226,298    1,397,907
   The Peninsular and Oriental Steam Navigation Co.
    (Transportation-Shipping)...........................    111,097      634,554



    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / INTERNATIONAL MULTI-
 MANAGER SERIES
---------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                        Value
                                                         Shares       (Note 2)
                                                        ---------   ------------
   United Utilities PLC (Water Supply & Other
   Sanitary Services)...............................        1,657   $     20,042
   Vodafone Group PLC (Telecommunications)..........    1,223,565      3,318,138
   Vodafone Group PLC, ADR (Telecommunications).....      100,399      2,748,925
   William Hill PLC (Amusement &
    Recreational Services)..........................      138,908      1,504,130
   WPP Group PLC (Advertising)......................       33,828        372,143
                                                                    ------------
  TOTAL UNITED KINGDOM ..........................................     56,891,464
                                                                    ------------
 UNITED STATES -- 0.1%
   iShares MSCI EAFE Index Fund (Index Fund)........        1,800        288,450
                                                                    ------------
  TOTAL UNITED STATES ...........................................        288,450
                                                                    ------------
 VENEZUELA -- 0.1%
   Compania Anonima Nacional Telefonos de Venezuela,
    ADR (Telecommunications)........................       10,938        244,902
                                                                    ------------
  TOTAL VENEZUELA ...............................................        244,902
                                                                    ------------
  TOTAL COMMON STOCK ($249,060,171) .............................    304,767,435
                                                                    ------------
PREFERRED STOCK -- 0.2%
 GERMANY -- 0.2%
   Fresenius Medical Care AG (Precision Instruments
    & Medical Supplies).............................          285         16,522
   Henkel KGaA (Cosmetics and Toiletries)...........        2,131        185,380
   ProSiebenSat.1 Media AG (Broadcasting
    & Publishing)...................................       27,975        513,338
                                                                    ------------
  TOTAL GERMANY .................................................        715,240
                                                                    ------------
  TOTAL PREFERRED STOCK (Cost $653,365) .........................        715,240
                                                                    ------------

                                                       Principal        Value
                                                        Amount        (Note 2)
                                                      -----------   ------------
FOREIGN BONDS -- 0.6%
 HUNGARY -- 0.5%
   Hungary Government Bond, 6.25%, 06/12/08 .. HUF     94,100,000   $    492,707
   Hungary Government Bond, 7.00%, 06/24/09 .. HUF     56,230,000        301,182
   Hungary Government Bond, 6.75%, 02/12/13 .. HUF     54,620,000        292,990
   Hungary Government Bond, 5.50%, 02/12/14 .. HUF    115,840,000        570,147
                                                                    ------------
  TOTAL HUNGARY .................................................      1,657,026
                                                                    ------------
 VENEZUELA -- 0.1%
   Republic of Venezuela, 9.25%, 09/15/27 . .. USD        300,000        316,500
                                                                    ------------
  TOTAL VENEZUELA ...............................................        316,500
                                                                    ------------
  TOTAL FOREIGN BONDS (Cost $1,588,875) .........................      1,973,526
                                                                    ------------
                                                        Shares
                                                      -----------
SHORT-TERM INVESTMENTS -- 4.2%
   BlackRock Liquidity Funds TempCash Portfolio --
    Institutional Series..........................      6,533,133      6,533,133
   BlackRock Liquidity Funds TempFund Portfolio --
    Institutional Series..........................      6,533,131      6,533,131
                                                                    ------------
  TOTAL SHORT-TERM INVESTMENTS
   (Cost $13,066,264) ...........................................     13,066,264
                                                                    ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $264,368,675)+...........................................   $320,522,465
                                                                    ============

---------------
ADR - American Depository Receipt
GDR - Global Depository Receipt
HUF - Hungarian Forint
USD - US Dollar
*  Non-income producing security.
+ The cost for Federal income tax purposes is $265,756,725. At December 31, 2004, net unrealized appreciation was $54,765,740. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $57,547,373, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $2,781,633.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / REAL ESTATE SERIES
-------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
 (Showing Percentage of Total Investments)
================================================================================

                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
COMMON STOCK -- 7.3%
 HOTELS & MOTELS -- 2.3%
   Hilton Hotels Corp....................................    20,000   $  454,800
   La Quinta Corp.*......................................    51,500      468,135
   Starwood Hotels & Resorts Worldwide, Inc..............     4,000      233,600
                                                                      ----------
  TOTAL HOTELS & MOTELS ...........................................    1,156,535
                                                                      ----------
 OFFICE/INDUSTRIAL -- 0.7%
   Brookfield Properties Corp............................     9,500      355,300
                                                                      ----------
  TOTAL OFFICE/INDUSTRIAL .........................................      355,300
                                                                      ----------
 REAL ESTATE -- 2.3%
   Tarragon Corp.........................................    30,825      550,226
   Thomas Properties Group, Inc.*........................     9,709      123,693
   Trammell Crow Co......................................    28,500      516,135
                                                                      ----------
  TOTAL REAL ESTATE ...............................................    1,190,054
                                                                      ----------
 SHOPPING CENTERS -- 1.4%
   Tanger Factory Outlet Centers, Inc....................    27,400      725,004
                                                                      ----------
  TOTAL SHOPPING CENTERS ..........................................      725,004
                                                                      ----------
 TRANSPORTATION -- 0.6%
   Florida East Coast Industries, Inc. -- Class B........     6,700      302,170
                                                                      ----------
  TOTAL TRANSPORTATION ............................................      302,170
                                                                      ----------
  TOTAL COMMON STOCK (Cost $2,834,764)                                 3,729,063
                                                                      ----------
REAL ESTATE INVESTMENT TRUSTS -- 58.6%
 APARTMENTS -- 8.1%
   Apartment Investment & Management Co. -- Class A......     7,500      289,050
   Archstone-Smith Trust.................................    34,000    1,302,200
   Avalon Bay Communities, Inc...........................    14,000    1,054,200
   Camden Property Trust.................................     8,000      408,000
   Equity Residential....................................    26,000      940,680
   United Dominion Realty Trust, Inc.....................     7,900      195,920
                                                                      ----------
  TOTAL APARTMENTS ................................................    4,190,050
                                                                      ----------
 DIVERSIFIED/OTHER -- 6.7%
   BioMed Realty Trust, Inc..............................     6,000      133,260
   Catellus Developement Corp............................    29,000      887,400
   Cousins Properties, Inc...............................     6,000      181,620
   iStar Financial, Inc..................................    20,839      943,173
   Rayonier, Inc.........................................    11,300      552,683
   Sizeler Property Investors, Inc.......................    17,000      200,260
   Vornado Realty Trust..................................     7,500      570,975
                                                                      ----------
  TOTAL DIVERSIFIED/OTHER .........................................    3,469,371
                                                                      ----------


                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
 FOREST PRODUCTS -- 0.8%
   Plum Creek Timber Co., Inc............................    10,500   $  403,620
                                                                      ----------
  TOTAL FOREST PRODUCTS ...........................................      403,620
                                                                      ----------
 HEALTHCARE -- 1.8%
   Healthcare Realty Trust, Inc..........................     8,000      325,600
   Omega Healthcare Investors, Inc.......................    12,000      141,600
   Senior Housing Properties Trust.......................    24,100      456,454
                                                                      ----------
  TOTAL HEALTHCARE ................................................      923,654
                                                                      ----------
 HOTELS & MOTELS -- 2.7%
   Hospitality Properties Trust..........................     2,500      115,000
   Host Marriott Corp.*..................................    69,800    1,207,540
   Strategic Hotel Capital, Inc.*........................     5,000       82,500
                                                                      ----------
  TOTAL HOTELS & MOTELS ...........................................    1,405,040
                                                                      ----------
 INDUSTRIAL -- 5.8%
   AMB Property Corp.....................................    13,000      525,070
   Duke Realty Corp......................................     7,300      249,222
   First Potomac Realty Trust............................     5,000      114,000
   Liberty Property Trust................................    22,500      972,000
   ProLogis..............................................    20,000      866,600
   PS Business Parks, Inc................................     5,000      225,500
                                                                      ----------
  TOTAL INDUSTRIAL ................................................    2,952,392
                                                                      ----------
 MULTI-FAMILY -- 3.4%
   Post Properties, Inc..................................    19,900      694,510
   Summit Properties, Inc................................    17,300      563,288
   Sun Communities, Inc..................................    12,600      507,150
                                                                      ----------
  TOTAL MULTI-FAMILY ..............................................    1,764,948
                                                                      ----------
 OFFICE PROPERTY -- 6.6%
   Boston Properties, Inc................................    17,500    1,131,725
   Corporate Office Properties Trust.....................     6,000      176,100
   Equity Office Properties Trust........................    14,800      430,976
   Government Properties Trust, Inc......................    47,000      463,420
   Highwoods Properties, Inc.............................     8,500      235,450
   Kilroy Realty Corp....................................     8,500      363,375
   Prentiss Properties Trust.............................    11,500      439,300
   Trizec Properties, Inc................................     7,400      140,008
                                                                      ----------
  TOTAL OFFICE PROPERTY ...........................................    3,380,354
                                                                      ----------
 OFFICE/INDUSTRIAL -- 3.5%
   Arden Realty, Inc.....................................    18,700      705,364
   Cresent Real Estate Equities Co.......................    26,400      482,064
   CRT Properties, Inc...................................    25,100      598,886
                                                                      ----------
  TOTAL OFFICE/INDUSTRIAL .........................................    1,786,314
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / REAL ESTATE SERIES
-------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================

                                                                        Value
                                                            Shares     (Note 2)
                                                            ------   -----------
 REGIONAL MALLS -- 4.7%
   General Growth Properties, Inc.......................    16,000   $   578,560
   Simon Property Group, Inc............................    21,500     1,390,405
   The Macerich Co......................................     7,000       439,600
                                                                     -----------
  TOTAL REGIONAL MALLS ...........................................     2,408,565
                                                                     -----------
 RETAIL -- 6.4%
   Acadia Realty Trust..................................    34,800       567,240
   Heritage Property Investment Trust...................    12,500       401,125
   Ramco-Gershenson Properties Trust....................    17,500       564,375
   Taubman Centers, Inc.................................    37,600     1,126,120
   Urstadt Biddle Properties............................    12,800       206,720
   Urstadt Biddle Properties -- Class A.................    23,600       402,380
                                                                     -----------
  TOTAL RETAIL ...................................................     3,267,960
                                                                     -----------
 SHOPPING CENTERS -- 6.5%
   Developers Diversified Realty Corp...................    29,800     1,322,226
   Federal Realty Investment Trust......................     9,000       464,850
   Kimco Realty Corp....................................     8,000       463,920
   Kite Realty Group Trust*.............................     9,500       145,160
   Pan Pacific Retail Properties, Inc...................     2,500       156,750
   Realty Income Corp...................................     2,000       101,160
   Regency Centers Corp.................................    12,000       664,800
                                                                     -----------
  TOTAL SHOPPING CENTERS .........................................     3,318,866
                                                                     -----------
 STORAGE -- 1.6%
   Public Storage, Inc..................................     9,000       501,750
   Shurgard Storage Centers, Inc........................     7,000       308,070
                                                                     -----------
  TOTAL STORAGE ..................................................       809,820
                                                                     -----------
  TOTAL REAL ESTATE INVESTMENT TRUSTS
   (Cost $23,772,269) ............................................    30,080,954
                                                                     -----------
PREFERRED STOCK -- 9.0%
 APARTMENTS -- 0.4%
   Apartment Investment & Management Co. -- Series D....     2,043        51,075
   Equity Residential -- Series H.......................     5,300       134,355
                                                                     -----------
  TOTAL APARTMENTS ...............................................       185,430
                                                                     -----------
 DIVERSIFIED -- 1.5%
   Capital Automotive -- Series A.......................     7,100       182,470
   Colonial Property Trust -- Series D..................     3,800       100,890
   Crescent Real Estate Equity Co. -- Series A..........    12,900       287,541
   iStar Financial, Inc. -- Series D....................     4,400       111,914
   iStar Financial, Inc. -- Series G....................     3,200        82,560
                                                                     -----------
  TOTAL DIVERSIFIED ..............................................       765,375
                                                                     -----------


                                                                         Value
                                                             Shares    (Note 2)
                                                             ------   ----------
 FINANCIAL SERVICES -- 0.9%
   Annaly Mortgage Management -- Series A................    11,200   $  280,000
   MFA Mortgage Investment, Inc. -- Series A.............     7,500      190,350
                                                                      ----------
  TOTAL FINANCE & INSURANCE .......................................      470,350
                                                                      ----------
 HEALTHCARE -- 0.7%
   Health Care Property Investors, Inc. -- Series F......     7,200      182,232
   Health Care REIT -- Series F..........................     7,500      189,375
                                                                      ----------
  TOTAL HEALTHCARE ................................................      371,607
                                                                      ----------
 HOTELS & MOTELS -- 0.5%
   Lasalle Hotel Properties -- Series B..................     2,600       68,744
   Winston Hotels, Inc. -- Series B......................     6,621      169,365
                                                                      ----------
  TOTAL HOTELS & MOTELS ...........................................      238,109
                                                                      ----------
 INDUSTRIAL -- 0.4%
   PS Business Parks, Inc. -- Series H...................     7,400      183,446
                                                                      ----------
  TOTAL INDUSTRIAL ................................................      183,446
                                                                      ----------
 OFFICE PROPERTY -- 2.0%
   Alexandria Real Estate -- Series C....................     6,900      182,643
   Brandywine Realty Trust -- Series C...................     6,400      163,328
   Cousins Properties, Inc. -- Series A..................     5,000      130,750
   Glenborough Realty Trust, Inc. -- Series A............     4,566      115,976
   Kilroy Realty Corp. -- Series F.......................     3,700       93,647
   Maguire Properties, Inc. -- Series A..................    10,900      279,041
   SL Green Realty Corp. -- Series C.....................     4,700      120,555
                                                                      ----------
  TOTAL OFFICE PROPERTY ...........................................    1,085,940
                                                                      ----------
 REGIONAL MALLS -- 0.7%
   Taubman Centers, Inc. -- Series A.....................    10,500      267,855
   Taubman Centers, Inc. -- Series G.....................     3,700       96,015
                                                                      ----------
  TOTAL REGIONAL MALLS ............................................      363,870
                                                                      ----------
 RESTAURANTS -- 0.4%
   U.S. Restaurant Properties -- Series A................     7,700      192,192
                                                                      ----------
  TOTAL RESTAURANTS ...............................................      192,192
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES / REAL ESTATE SERIES
-------------------------------------------------------------------------
 INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                        Value
                                                            Shares     (Note 2)
                                                            ------   -----------
 SHOPPING CENTERS -- 1.1%
   Developers Diversified Realty Corp. -- Series H......     7,000   $   181,370
   Kilroy Realty -- Series E............................     3,500        91,700
   Pennsylvania Real Estate Investment Trust -- Series A     1,800       108,900
   Saul Centers, Inc. -- Series A.......................     6,700       179,225
                                                                     -----------
  TOTAL SHOPPING CENTERS .........................................       561,195
                                                                     -----------
 STORAGE -- 0.4%
   Public Storage, Inc. -- Series A.....................     6,600       189,486
                                                                     -----------
  TOTAL STORAGE ..................................................       189,486
                                                                     -----------
  TOTAL PREFERRED STOCK  (Cost $4,485,696) .......................     4,607,000
                                                                     -----------
EXCHANGE TRADED FUNDS -- 23.8%
   iShares Cohen & Steers Realty
    Majors Index Fund...................................    83,220    11,343,718
   iShares Dow Jones U.S. Real Estate Index Fund........     6,700       825,440
   streetTRACKS Wilshire REIT Index Fund................       379        71,093
                                                                     -----------
  TOTAL EXCHANGE TRADED FUNDS
   (Cost $11,307,432) ............................................    12,240,251
                                                                     -----------

                                                                        Value
                                                           Shares      (Note 2)
                                                           -------   -----------

SHORT-TERM INVESTMENTS -- 1.3%
BlackRock Liquidity Funds TempCash
 Portfolio -- Institutional Series ....................    337,202   $   337,202
BlackRock Liquidity Funds TempFund
 Portfolio -- Institutional Series ....................    337,202       337,202
                                                                     -----------
  TOTAL SHORT-TERM INVESTMENTS (Cost $674,404) ...................       674,404
                                                                     -----------
 TOTAL INVESTMENTS -- 100.0%
   (Cost $43,074,565)+ ...........................................   $51,331,672
                                                                     ===========

---------------
*  Non-income producing security.
+ The cost for Federal income tax purposes is $43,083,356. At December 31, 2004, net unrealized appreciation was $8,248,316. This is consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $8,274,290, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $25,974.


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
----------------------------------------------------
 FINANCIAL STATEMENTS
================================================================================

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)


                                                                        Large Cap        Large Cap        Mid Cap         Mid Cap
                                                                      Multi-Manager    Quantitative    Multi-Manager   Quantitative
                                                                          Series          Series          Series          Series
                                                                       -----------      -----------     -----------     -----------
ASSETS:
Investment in securities, at value* ...............................    $50,584,716      $26,422,507     $30,014,694     $17,852,456
Receivable for contributions ......................................             --            1,072              --          50,625
Receivable for investments sold ...................................             --            8,958              --          19,013
Dividends and interest receivable .................................         40,054           23,808          21,746           8,004
Receivable from adviser ...........................................          4,172           12,816           1,312              --
                                                                       -----------      -----------     -----------     -----------
Total assets ......................................................     50,628,942       26,469,161      30,037,752      17,930,098
                                                                       -----------      -----------     -----------     -----------
LIABILITIES:
Payable for withdrawals ...........................................             --           24,445              --          24,790
Payable for investments purchased .................................             --           42,256              --          17,796
Accrued advisory fee ..............................................         38,850           12,949          22,986           8,200
Other accrued expenses ............................................         28,130           19,879          10,018          20,306
                                                                       -----------      -----------     -----------     -----------
Total liabilities .................................................         66,980           99,529          33,004          71,092
                                                                       -----------      -----------     -----------     -----------
NET ASSETS ........................................................    $50,561,962      $26,369,632     $30,004,748     $17,859,006
                                                                       ===========      ===========     ===========     ===========

---------
* Investments at cost..............................................    $44,650,702      $22,862,437     $23,937,215     $15,029,805




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
----------------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================


STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)


                                                                         Small Cap        Small Cap     International
                                                                       Multi-Manager    Quantitative    Multi-Manager   Real Estate
                                                                           Series          Series          Series          Series
                                                                        -----------      -----------    ------------    -----------
ASSETS:
Investment in securities, at value* ................................    $41,268,656      $23,596,277    $320,522,465    $51,331,672
Cash*** ............................................................             --               --         856,248             --
Foreign currency, at value** .......................................             --               --       1,699,275             --
Receivable for contributions .......................................             --           59,702         613,700        120,338
Receivable for investments sold ....................................         74,570           26,387         493,326        407,046
Dividends and interest receivable ..................................         24,227           12,059         612,104        234,420
Net unrealized appreciation on forward foreign currency exchange
  contracts.........................................................             --               --         197,931             --
Receivable from adviser ............................................          1,777               --              --          3,892
                                                                        -----------      -----------    ------------    -----------
Total assets .......................................................     41,369,230       23,694,425     324,995,049     52,097,368
                                                                        -----------      -----------    ------------    -----------
LIABILITIES:
Payable for withdrawals ............................................             --           27,981          77,840          7,032
Payable for investments purchased ..................................          8,291           16,995       3,055,106        156,097
Variation margin payable on future contracts .......................             --               --           7,827             --
Accrued advisory fee ...............................................         39,737           11,260         167,257         33,875
Other accrued expenses .............................................         26,227           18,411          88,632         20,583
                                                                        -----------      -----------    ------------    -----------
Total liabilities ..................................................         74,255           74,647       3,396,662        217,587
                                                                        -----------      -----------    ------------    -----------
NET ASSETS .........................................................    $41,294,975      $23,619,778    $321,598,387    $51,879,781
                                                                        ===========      ===========    ============    ===========

--------
* Investments at cost...............................................    $33,448,932      $19,063,226    $264,368,675    $43,074,565
** Foreign currency at cost.........................................    $        --      $        --    $  1,679,692    $        --
*** $453,772 is restricted for futures contracts



    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
----------------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================


STATEMENTS OF OPERATIONS
For the Six Month Period Ended December 31, 2004 (Unaudited)


                                                                        Large Cap        Large Cap        Mid Cap         Mid Cap
                                                                      Multi-Manager    Quantitative    Multi-Manager   Quantitative
                                                                          Series          Series          Series          Series
                                                                        ----------      ----------      ----------      ----------
INVESTMENT INCOME:
 Dividends ........................................................     $  294,484      $  383,360      $  132,454      $  100,191
 Interest .........................................................          9,578           1,038           5,749             591
 Foreign tax withheld .............................................             --              --              --              --
                                                                        ----------      ----------      ----------      ----------
 Total investment income ..........................................        304,062         384,398         138,203         100,782
                                                                        ----------      ----------      ----------      ----------
EXPENSES:
 Advisory fees ....................................................        187,706          93,514         127,116          43,739
 Administration and accounting fees ...............................         16,331          12,824          11,236           6,200
 Custody fees .....................................................          5,346           5,357           6,371           6,381
 Trustees' fees ...................................................          2,389           2,389           2,389           2,389
 Compliance services ..............................................            707             527             481             274
 Professional fees ................................................         16,910          11,317          10,171           9,153
 Other ............................................................          5,823          13,458           6,120          11,381
                                                                        ----------      ----------      ----------      ----------
   Total expenses before fee waivers...............................        235,212         139,386         163,884          79,517
   Fees waived.....................................................        (23,077)             --          (5,853)             --
                                                                        ----------      ----------      ----------      ----------
    Total expenses, net ...........................................        212,135         139,386         158,031          79,517
                                                                        ----------      ----------      ----------      ----------
 Net investment income (loss) .....................................         91,927         245,012         (19,828)         21,265
                                                                        ----------      ----------      ----------      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY:
 Net realized gain (loss) on investments and foreign currency .....        178,678         931,623         262,999           5,685
 Change in unrealized appreciation (depreciation) on investments
   and foreign currency............................................      1,928,792       1,342,553       2,172,025       1,485,043
                                                                        ----------      ----------      ----------      ----------
 Net gain on investments and foreign currency .....................      2,107,470       2,274,176       2,435,024       1,490,728
                                                                        ----------      ----------      ----------      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............     $2,199,397      $2,519,188      $2,415,196      $1,511,993
                                                                        ==========      ==========      ==========      ==========




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
----------------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================


STATEMENTS OF OPERATIONS
For the Six Month Period Ended December 31, 2004 (Unaudited)


                                                                         Small Cap        Small Cap     International
                                                                       Multi-Manager    Quantitative    Multi-Manager   Real Estate
                                                                           Series          Series          Series          Series
                                                                         ----------      ----------      -----------     ----------
INVESTMENT INCOME:
 Dividends .........................................................     $  245,833      $  138,721      $ 2,402,062     $1,319,244
 Interest ..........................................................          4,769             901          129,856          6,935
 Foreign tax withheld ..............................................            (43)            (32)        (223,633)          (504)
                                                                         ----------      ----------      -----------     ----------
 Total investment income ...........................................        250,559         139,590        2,308,285      1,325,675
                                                                         ----------      ----------      -----------     ----------
EXPENSES:
 Advisory fees .....................................................        213,543          59,365          873,430        191,170
 Administration and accounting fees ................................         15,133           8,230          109,468         18,717
 Custody fees ......................................................         14,335           7,465          120,960         10,419
 Trustees' fees ....................................................          2,389           2,389            2,503          2,451
 Compliance services ...............................................            670             391            4,893            829
 Professional fees .................................................         11,325          10,012           30,047         10,203
 Other .............................................................          9,027          15,295           47,330          6,521
                                                                         ----------      ----------      -----------     ----------
   Total expenses before fee waivers................................        266,422         103,147        1,188,631        240,310
   Fees waived......................................................        (13,969)         (3,083)              --        (21,564)
                                                                         ----------      ----------      -----------     ----------
    Total expenses, net ............................................        252,453         100,064        1,188,631        218,746
                                                                         ----------      ----------      -----------     ----------
 Net investment income (loss) ......................................         (1,894)         39,526        1,119,654      1,106,929
                                                                         ----------      ----------      -----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
   CURRENCY:
 Net realized gain (loss) on investments and foreign currency ......       (155,166)         53,051        8,555,728      2,277,232
 Net realized gain on futures contracts ............................             --                           87,219
 Change in unrealized appreciation (depreciation) on investments
   and foreign currency.............................................      4,155,123       2,114,193       36,747,828      5,806,814
                                                                         ----------      ----------      -----------     ----------
 Net gain on investments and foreign currency ......................      3,999,957       2,167,244       45,390,775      8,084,046
                                                                         ----------      ----------      -----------     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............     $3,998,063      $2,206,770      $46,510,429     $9,190,975
                                                                         ==========      ==========      ===========     ==========




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
----------------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================


STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ended December 31, 2004 (Unaudited)


                                                                        Large Cap        Large Cap        Mid Cap         Mid Cap
                                                                      Multi-Manager    Quantitative    Multi-Manager   Quantitative
                                                                          Series          Series          Series          Series
                                                                       -----------     ------------     -----------     -----------
INCREASE IN NET ASSETS:
Operations:
 Net investment income (loss) .....................................    $    91,927     $    245,012     $   (19,828)    $    21,265
 Net realized gain (loss) on investments and foreign currency .....        178,678          931,623         262,999           5,685
 Net change in unrealized appreciation (depreciation) on
   investments and foreign currency................................      1,928,792        1,342,553       2,172,025       1,485,043
                                                                       -----------     ------------     -----------     -----------
Net increase in net assets resulting from operations ..............      2,199,397        2,519,188       2,415,196       1,511,993
                                                                       -----------     ------------     -----------     -----------
Transactions in beneficial interest:
 Contributions ....................................................     10,706,742       11,119,724         531,665       6,723,335
 Withdrawals ......................................................     (2,268,359)     (16,830,633)     (1,100,884)     (3,860,496)
                                                                       -----------     ------------     -----------     -----------
Net increase (decrease) in net assets from transactions in
   beneficial interest.............................................      8,438,383       (5,710,909)       (569,219)      2,862,839
                                                                       -----------     ------------     -----------     -----------
Total increase (decrease) in net assets ...........................     10,637,780       (3,191,721)      1,845,977       4,374,832
NET ASSETS:
 Beginning of period ..............................................     39,924,182       29,561,353      28,158,771      13,484,174
                                                                       -----------     ------------     -----------     -----------
 End of period ....................................................    $50,561,962     $ 26,369,632     $30,004,748     $17,859,006
                                                                       ===========     ============     ===========     ===========




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
----------------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================


STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ended December 31, 2004 (Unaudited)


                                                                         Small Cap        Small Cap     International
                                                                       Multi-Manager    Quantitative    Multi-Manager   Real Estate
                                                                           Series          Series          Series          Series
                                                                        -----------      -----------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income (loss) ......................................    $    (1,894)     $    39,526    $  1,119,654    $ 1,106,929
 Net realized gain (loss) on investments and foreign currency ......       (155,166)          53,051       8,555,728      2,277,232
 Net realized gain on futures contracts ............................             --               --          87,219             --
 Net change in unrealized appreciation (depreciation) on
   investments and foreign currency.................................      4,155,123        2,114,193      36,747,828      5,806,814
                                                                        -----------      -----------    ------------    -----------
Net increase in net assets resulting from operations ...............      3,998,063        2,206,770      46,510,429      9,190,975
                                                                        -----------      -----------    ------------    -----------
Transactions in beneficial interest:
 Contributions .....................................................        707,332        7,853,949      43,553,608      7,789,150
 Withdrawals .......................................................       (304,332)      (5,325,925)    (20,370,378)    (5,739,012)
                                                                        -----------      -----------    ------------    -----------
Net increase in net assets from
 transactions in beneficial interest ...............................        403,000        2,528,024      23,183,230      2,050,138
                                                                        -----------      -----------    ------------    -----------
Total increase in net assets .......................................      4,401,062        4,734,794      69,693,659     11,241,113
NET ASSETS:
 Beginning of period ...............................................     36,893,912       18,884,984     251,904,728     40,638,668
                                                                        -----------      -----------    ------------    -----------
 End of period .....................................................    $41,294,975      $23,619,778    $321,598,387    $51,879,781
                                                                        ===========      ===========    ============    ===========




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
----------------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================


STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2004


                                                                   Large Cap         Large Cap         Mid Cap           Mid Cap
                                                                 Multi-Manager     Quantitative     Multi-Manager     Quantitative
                                                                    Series            Series            Series           Series
                                                                --------------    --------------    --------------   --------------
                                                                For the Period    For the Period    For the Period   For the Period
                                                                July 1, 2003(1)   July 1, 2003(1)   July 1, 2003(1)  July 1, 2003(1)
                                                                    through           through          through           through
                                                                   June 30,          June 30,          June 30,         June 30,
                                                                     2004              2004              2004             2004
                                                                --------------    --------------    --------------   --------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income (loss) ...............................    $    117,696       $   147,501      $   (12,778)      $    (1,752)
 Net realized gain (loss) on investments and
   foreign currency .........................................        (173,977)          (85,659)         (21,491)          121,966
 Net change in unrealized appreciation (depreciation) on
   investments and foreign currency .........................       4,005,222         2,217,517        3,905,453         1,337,609
                                                                 ------------       -----------      -----------       -----------
Net increase in net assets resulting from operations ........       3,948,941         2,279,359        3,871,184         1,457,823
                                                                 ------------       -----------      -----------       -----------
Transactions in beneficial interest:
 Contributions ..............................................      47,792,635        28,184,036       28,639,768        12,140,100
 Withdrawals ................................................     (11,817,394)         (902,042)      (4,352,181)         (113,749)
                                                                 ------------       -----------      -----------       -----------
Net increase in net assets from transactions in
  beneficial interest........................................      35,975,241        27,281,994       24,287,587        12,026,351
                                                                 ------------       -----------      -----------       -----------
Total increase in net assets ................................      39,924,182        29,561,353       28,158,771        13,484,174
NET ASSETS:
 Beginning of period ........................................              --                --               --                --
                                                                 ------------       -----------      -----------       -----------
 End of period ..............................................    $ 39,924,182       $29,561,353      $28,158,771       $13,484,174
                                                                 ============       ===========      ===========       ===========

---------------
(1) Commencement of operations.



    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
----------------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================


STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2004


                                                                    Small Cap         Small Cap      International
                                                                  Multi-Manager     Quantitative     Multi-Manager     Real Estate
                                                                     Series            Series           Series           Series
                                                                 --------------    --------------    -------------   --------------
                                                                 For the Period    For the Period                    For the Period
                                                                 July 1, 2003(1)   July 1, 2003(1)                   July 1, 2003(1)
                                                                     through           through        Year Ended         through
                                                                    June 30,          June 30,         June 30,         June 30,
                                                                      2004              2004             2004             2004
                                                                 --------------    --------------    -------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income (loss) ................................     $   (81,956)      $   (11,007)    $  2,275,921      $   916,678
 Net realized gain (loss) on investments and
   foreign currency ..........................................       1,148,356           300,337       21,183,870          705,645
 Net realized gain (loss) on futures contracts ...............              --                --          263,702               --
 Net change in unrealized appreciation
   (depreciation) on investments and
    foreign currency .........................................       3,664,602         2,418,857       13,832,025        2,450,293
                                                                   -----------       -----------     ------------      -----------
Net increase (decrease) in net assets resulting from
  operations..................................................       4,731,002         2,708,187       37,555,518        4,072,616
                                                                   -----------       -----------     ------------      -----------
Transactions in beneficial interest:
 Contributions ...............................................      39,661,311        16,290,437      138,276,219       41,234,828
 Withdrawals .................................................      (7,498,401)         (113,640)     (19,366,075)      (4,668,776)
                                                                   -----------       -----------     ------------      -----------
Net increase in net assets from transactions in
  beneficial interest.........................................      32,162,910        16,176,797      118,910,144       36,566,052
                                                                   -----------       -----------     ------------      -----------
Total increase in net assets .................................      36,893,912        18,884,984      156,465,662       40,638,668
NET ASSETS:
 Beginning of period .........................................              --                --       95,439,066               --
                                                                   -----------       -----------     ------------      -----------
 End of period ...............................................     $36,893,912       $18,884,984     $251,904,728      $40,638,668
                                                                   ===========       ===========     ============      ===========

---------------
(1) Commencement of operations.






    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- STRATEGIC ALLOCATION SERIES
----------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================


1. DESCRIPTION OF THE TRUST. Large Cap Multi-Manager Series, Large Cap Quantitative Series, Mid Cap Multi-Manager Series, Mid Cap Quantitative Series, Small Cap Multi-Manager Series, Small Cap Quantitative Series, International Multi-Manager Series and Real Estate Series (each, a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a series separate and distinct from the shares of other series. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. Futures contracts shall be valued at the most recent settlement price for the day. A forward currency contract is valued based on the price of the underlying currency at the prevailing (interpolated) exchange rate, which is a combination of the spot currency rate and the forward currency rate. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

   Foreign Currency Translations. The books and records of the International Multi-Manager Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and

   (ii) purchases and sales of equity investment securities, divided and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

   The International Multi-Manager Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the International Multi-Manager Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates.

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================================================================================


   Forward Foreign Currency Exchange Contracts. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Multi-Manager Series may enter into forward foreign currency exchange contracts. Additionally, from time to time the International Multi-Manager Series may enter into these contracts to hedge certain foreign currency assets. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions.

   Futures Transactions. The International Multi-Manager Series may invest in financial futures contracts for the purposes of hedging its existing portfolio. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield and are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security, or securities, are made or received by the Series each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. The risks of entering into futures contracts include, but are not limited to,
   (i) the possibility that there will be an imperfect price correction between the futures and the underlying securities; (ii) the possibility that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date; and (iii) the possibility that the Series could lose more than the original margin deposit required to initiate a futures transaction.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Distributions received from investments in real estate investment trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Interest income is recorded on the accrual basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to each Series. For each Series, RSMC allocates the Series' assets among subadvisers and oversees their investment activities.

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================================================================================


The table below lists the Series, adviser, subadviser and the respective fee paid by the Series. For its services, RSMC and each subadviser receives a fee as follows:

                                                   Fees
                                                  Waived                      Advisory/Sub-Advisory Contractual Fee
                                              -------------    --------------------------------------------------------------------
LARGE CAP MULTI-MANAGER
------------------------------------------
RSMC                                                --         0.40% of average daily net assets
Armstrong Shaw Associates Inc. ("ASA")              --         0.50% of the first $25 million of average daily net assets under
                                                               ASA's management;
                                                               0.45% of the next $25 million of average daily net assets under
                                                               ASA's management; and
                                                               0.40% of the average daily net asset over $50 million
                                                               under ASA's management
Montag & Caldwell, Inc. ("M&C")(1)            $ 22,455         0.65% of the first $10 million of average daily net assets under
                                                               M&C's management;
                                                               0.50% of the next $10 million of average daily net assets under
                                                               M&C's management;
                                                               0.35% of the next $50 million of average daily net assets under
                                                               M&C's management; and
                                                               0.25% of the average daily net assets over $70 million
                                                               under M&C's management
First Quadrant ("FQ")                         $    622         0.50% of the first $75 million of average daily net assets under
                                                               FQ's management;
                                                               0.35% of the next $75 million of average daily net assets under FQ's management;
                                                               0.30% of the next $150 million of average daily net assets under
                                                               FQ's management; and
                                                               0.21% of the average daily net assets over $300 million
                                                               under FQ's management
LARGE CAP QUANTITATIVE
------------------------------------------
RSMC                                                --         0.40% of average daily net assets
Parametric Portfolio Associates, Inc.               --         0.25% of the first $20 million of average daily net assets under
("PPA")                                                        PPA's management;
                                                               0.225% of the next $20 million of average daily net assets under
                                                               PPA's management; and
                                                               0.20% of average daily net assets over $40 million under PPA's management

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================================================================================

                                                   Fees
                                                  Waived                      Advisory/Sub-Advisory Contractual Fee
                                              -------------    --------------------------------------------------------------------
MID CAP MULTI-MANAGER
------------------------------------------
RSMC                                          $  -0-           0.40% of average daily net assets
Bennett Lawrence Management, LLC ("BLM")(1)   $ 3,379          0.55% of the first $75 million of average daily net assets under
                                                               BLM's management; and
                                                               0.40% of the average daily net assets over $75 million
                                                               under BLM's management
Eubel Brady and Suttman Asset                 $   605          0.50% of the first $25 million of average daily net assets under
Management, Inc. ("EBSAM")(1)                                  EBSAM's management; and
                                                               0.45% of the average daily net assets over $25 million
                                                               under EBSAM's management
Equity Investment Corporation ("EIC")(1)      $ 1,869          0.50% of the first $25 million of average daily net assets under EIC's management;
                                                               0.45% of the average daily net assets of the next $25
                                                               million under EIC's management; and
                                                               0.40% of the average daily net assets over $50 million
                                                               under EIC's management
MID CAP QUANTITATIVE
------------------------------------------
RSMC                                               --          0.40% of average daily net assets
PPA                                                --          0.25% of the first $20 million of average daily net assets under PPA's management;
                                                               0.225% of the next $20 million of average daily net
                                                               assets under PPA's management; and
                                                               0.20% of average daily net assets over $40 million
                                                               under PPA's management
SMALL CAP MULTI-MANAGER
------------------------------------------
RSMC                                          $ 5,640          0.40% of average daily net assets
Batterymarch Financial Management, Inc.            --          0.70% of the first $100 million of average daily net
("BFM")                                                        assets under BFM's management; and
                                                               0.60% of the average daily net assets over
                                                               $100 million under BFM management
Systematic Financial Management, LP.          $ 8,329          0.80% of the first $25 million of average daily net assets
("SFM")(1)                                                     under SFM's management;
                                                               0.70% of the next $50 million of average daily net
                                                               assets under SFM's management; and
                                                               0.55% of the average daily net assets over $75 million
                                                               under SFM's management

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----------------------------------------------------
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================================================================================

                                                   Fees
                                                  Waived                      Advisory/Sub-Advisory Contractual Fee
                                              -------------    --------------------------------------------------------------------
SMALL CAP QUANTITATIVE
------------------------------------------
RSMC                                          $ 3,083          0.40% of average daily net assets
PPA                                                --          0.25% of the first $20 million of average daily net assets under PPA's management;
                                                               0.225% of the next $20 million of average daily net
                                                               assets under PPA's management; and
                                                               0.20% of average daily net assets over $40 million
                                                               under PPA's management
INTERNATIONAL MULTI-MANAGER
------------------------------------------
RSMC                                               --          0.15% of average daily net assets
Goldman Sachs Asset Management, L.P.
("GSAM")                                           --          0.50% of average daily net assets
Julius Baer Investment Management Inc.
("JBIMI")                                          --          0.50% of average daily net assets

REAL ESTATE
------------------------------------------
RSMC                                               --          0.35% of average daily net assets
AEW Management and Advisors L.P.(1) ("AEW")   $12,184          0.55% of the first $25 million of average daily net assets under AEW's management;
                                                               0.45% of the next $25 million of average daily net assets under
                                                               AEW's management; and
                                                               0.35% of the average daily net assets over $50 million
                                                               under AEW's management
Real Estate Management Services Group(1)      $ 9,380          0.55% of the first $25 million of average daily net assets under
LLC, ("REMS")                                                  REMS management;
                                                               0.45% of the next $25 million of average daily net assets under REMS management; and
                                                               0.35% of the average daily net assets over $50 million
                                                               under REMS management


(1) Pursuant to separate fee waiver agreements, the subadvisor has agreed to waive its fee to the extent that the fee calculation determined by taking into account similarly managed assets in the accounts of clients of RSMC or its affiliates results in a fee that is less than the fee calculation under the subadvisory agreement.

RSMC has contractually agreed to waive a portion of each Underlying Series' advisory fee or reimburse expenses to the extent that the combined total annual operating expenses of the Large Cap Quantitative Series and Large Cap Multi-Manager Series, Mid Cap Quantitative Series and Mid Cap Multi-Manager Series, and Small Cap Quantitative Series and Small Cap Multi-Manager Series would otherwise exceed 1.00%, 1.15% and 1.25%, respectively, flowing through to the Wilmington Large Cap Strategic Allocation Fund, Wilmington Mid Cap Strategic Allocation Fund and Wilmington Small Cap Strategic Allocation Fund. This expense reduction agreement will remain in place until July 1, 2006 unless the Board of Trustees approves its earlier termination.

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----------------------------------------------------
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================================================================================


RSMC receives a service fee under a Compliance, Support and Recordkeeping Services Agreement of 0.006% of each Series' average daily net assets. From July 1, 2004 to September 30, 2004, RSMC provided administrative and accounting services to each Series. For the period July 1, 2004 to September 30, 2004, RSMC was paid $8,545, $7,035, $5,966, $3,244, $7,914, $4,304,
$56,427, and $9,668, by the Large Cap Multi-Manager Series, the Large Cap Quantitative Series, the Mid Cap Multi-Manager Series, the Mid Cap Quantitative Series, the Small Cap Multi-Manager Series, the Small Cap Quantitative Series, the International Multi-Manager Series, and the Real Estate Series, respectively.

Wilmington Trust Company, an affiliate of RSMC, serves as custodian and PFPC Trust Company serves as sub-custodian to the Series, except for International Multi-Manager Series. PFPC Trust Company serves as custodian to the International Multi-Manager Series.

Certain Series effect trades for security purchase and sale transactions through brokers that are affiliates of the adviser or the sub-advisers. Commissions paid on those trades from the Funds for the six-month period ended December 31, 2004 were as follows:



Series                                                         Commissions
------                                                         -----------
Large Cap Quantitative Series .............................      $11,430
Large Cap Multi-Manager Series ............................       25,288
Mid Cap Quantitative Series ...............................        5,178
Mid Cap Multi-Manager Series ..............................       22,597
Small Cap Quantitative Series .............................        7,126
Small Cap Multi-Manager Series ............................       78,635
Real Estate Series ........................................       36,325

4. INVESTMENT SECURITIES. During the six-month period ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                        Large Cap        Large Cap        Mid Cap         Mid Cap
                                                                      Multi-Manager    Quantitative    Multi-Manager   Quantitative
                                                                          Series          Series          Series          Series
                                                                      -------------    ------------    -------------   ------------
  Purchases........................................................    $16,228,359      $11,209,379     $7,382,010      $8,547,016
  Sales............................................................      7,334,229       16,630,953      7,323,165       5,724,157


                                                                         Small Cap        Small Cap     International
                                                                       Multi-Manager    Quantitative    Multi-Manager   Real Estate
                                                                           Series          Series          Series          Series
                                                                       -------------    ------------    -------------   -----------
  Purchase..........................................................    $18,173,247      $10,761,367    $114,667,855    $22,904,822
  Sales.............................................................     17,709,756        8,067,816      91,970,805     18,862,950

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----------------------------------------------------
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================================================================================


5. FINANCIAL HIGHLIGHTS.

                                                 For the Period
                                                  July 1, 2004      For the Period
                                                    through         July 1, 2003(1)
                                               December 31, 2004       through
                                                  (Unaudited)       June 30, 2004
                                               -----------------    --------------
  LARGE CAP MULTI-MANAGER SERIES
  Total Return .............................         5.17%**            12.20%**
  Ratios to Average Net Assets:
   Expenses:
    Including expense limitations ..........         1.06%*              1.04%*
    Excluding expense limitations ..........         1.18%*              1.24%*
   Net investment income ...................         0.46%*              0.41%*
  Portfolio Turnover Rate ..................           19%**               42%**


                                                 For the Period
                                                  July 1, 2004      For the Period
                                                    through         July 1, 2003(1)
                                               December 31, 2004       through
                                                  (Unaudited)       June 30, 2004
                                               -----------------    --------------
  LARGE CAP QUANTITATIVE SERIES
  Total Return .............................         8.01%**            14.80%**
  Ratios to Average Net Assets:
   Expenses:
    Including expense limitations ..........         0.89%*              0.93%*
    Excluding expense limitations ..........         0.89%*              1.05%*
   Net investment income ...................         1.57%*              0.81%*
  Portfolio Turnover Rate ..................           36%**               15%**


                                                 For the Period
                                                  July 1, 2004      For the Period
                                                    through         July 1, 2003(1)
                                               December 31, 2004       through
                                                  (Unaudited)       June 30, 2004
                                               -----------------    --------------
  MID CAP MULTI-MANAGER SERIES
  Total Return .............................          8.86%             20.70%**
  Ratios to Average Net Assets:
   Expenses:
    Including expense limitations ..........          1.15%*             1.12%*
    Excluding expense limitations ..........          1.19%*             1.25%*
   Net investment loss .....................        (0.14)%*           (0.07)%*
  Portfolio Turnover Rate ..................            28%**              48%**

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----------------------------------------------------
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================================================================================

                                                 For the Period
                                                  July 1, 2004      For the Period
                                                    through         July 1, 2003(1)
                                               December 31, 2004       through
                                                  (Unaudited)       June 30, 2004
                                               -----------------    --------------
  MID CAP QUANTITATIVE SERIES
  Total Return .............................         9.35%              24.10%**
  Ratios to Average Net Assets:
   Expenses:
    Including expense limitations ..........         1.05%*              1.22%*
    Excluding expense limitations ..........         1.05%*              1.36%*
   Net investment income (loss) ............         0.28%*            (0.02)%*
  Portfolio Turnover Rate ..................           38%**               17%**


                                                 For the Period
                                                  July 1, 2004      For the Period
                                                    through         July 1, 2003(1)
                                               December 31, 2004       through
                                                  (Unaudited)       June 30, 2004
                                               -----------------    --------------
  SMALL CAP MULTI-MANAGER SERIES
  Total Return .............................         10.60%**           27.40%**
  Ratios to Average Net Assets:
   Expenses:
    Including expense limitations ..........          1.36%*             1.35%*
    Excluding expense limitations ..........          1.44%*             1.58%*
   Net investment loss .....................        (0.01)%*           (0.33)%*
  Portfolio Turnover Rate ..................            48%**             109%**


                                                 For the Period
                                                  July 1, 2004      For the Period
                                                    through         July 1, 2003(1)
                                               December 31, 2004       through
                                                  (Unaudited)       June 30, 2004
                                               -----------------    --------------
  SMALL CAP QUANTITATIVE SERIES
  Total Return .............................         10.75%**           29.30%**
  Ratios to Average Net Assets:
   Expenses:
    Including expense limitations ..........          0.99%*             1.04%*
    Excluding expense limitations ..........          1.02%*             1.26%*
   Net investment income (loss) ............          0.39%*           (0.10)%*
  Portfolio Turnover Rate ..................            40%**              20%**

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----------------------------------------------------
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================================================================================

                                                    For the Period
                                                     July 1, 2004                                                   For the Period
                                                       through            For the Fiscal Years Ended June 30,    November 1, 2000(1)
                                                  December 31, 2004     ---------------------------------------        through
                                                     (Unaudited)        2004      2003       2002        2001       June 30, 2000
                                                  -----------------    ------   -------    --------    --------   -----------------
  INTERNATIONAL MULTI-MANAGER SERIES
  Total Return.................................         17.75%**       29.36%   (8.39)%    (14.27)%    (27.48)%         20.70%**
  Ratios to Average Net Assets:
   Expenses:
    Including expense limitations .............          0.88%*         0.93%     1.11%       1.07%       0.99%          0.95%*
    Excluding expense limitations .............          0.88%*         0.93%     1.11%       1.07%       1.05%          0.95%*
   Net investment income ......................          0.83%*         1.31%     1.53%       0.50%       0.62%          0.92%*
  Portfolio Turnover Rate......................            36%**         129%      148%         91%         86%            57%**


                                                 For the Period
                                                  July 1, 2004      For the Period
                                                    through         July 1, 2003(1)
                                               December 31, 2004       through
                                                  (Unaudited)       June 30, 2004
                                               -----------------    --------------
  REAL ESTATE SERIES
  Total Return .............................         21.87%**           19.80%**
  Ratios to Average Net Assets:
   Expenses:
    Including expense limitations ..........          0.95%*             1.18%*
    Excluding expense limitations ..........          1.05%*             1.25%*
   Net investment income ...................          4.82%*             3.74%*
  Portfolio Turnover Rate ..................            42%**              29%**

---------------
*   Annualized.
**  Not annualized.
(1) Commencement of operations.

6. COMMITMENTS. At December 31, 2004, the International Multi-Manager Series had entered into forward foreign currency exchange contracts, which contractually obilgate the Series to deliver or receive currencies at specified future dates. The open contracts were as follows:

                                                                                                                     Net Unrealized
                                                                                    Contract         Value at         Appreciation
Settlement Date                                          Currency Bought             Amount      December 31, 2004   (Depreciation)
---------------                                   -----------------------------    ----------    -----------------   --------------
January 21, 2005 ..............................   156,161,000 Japanese Yen         $1,450,906       $1,524,627          $ 73,721
January 27, 2005 ..............................   1,832,700 Australian Dollar       1,357,921        1,428,106            70,185
January 27, 2005 ..............................   1,030,700 U.K. Pound Sterling     1,884,603        1,971,175            86,572
February 28, 2005 .............................   1,804,100 Australian Dollar       1,408,497        1,402,525            (5,972)
December 1, 2005 ..............................   317,361,700 Japanese Yen          3,179,942        3,181,794             1,852
December 9, 2005 ..............................   517,906,400 Japanese Yen          5,177,640        5,196,470            18,830
                                                                                                                        --------
                                                                                                                        $245,188
                                                                                                                        ========

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----------------------------------------------------
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================================================================================


                                                                                     Contract        Value at        Net Unrealized
                                                                                                                      Appreciation
Settlement Date                                              Currency Sold            Amount     December 31, 2004   (Depreciation)
---------------                                        -----------------------       --------    -----------------   --------------
February 2005 ......................................   21,800,100 Czech Koruna       $923,623        $970,880           ($47,257)
                                                                                                                     ==============

7. FINANCIAL FUTURES CONTRACTS. At December 31, 2004, the International Multi-Manager Series had open financial futures contracts as follows:

                                                                                                          Expiration     Unrealized
Contracts to Buy                                                                        Notional Cost        Date       Gain (Loss)
----------------                                                                        -------------    ------------   -----------
(11) CAC 40 10 Euro Index Futures...................................................      $  570,559     January 2005     $ 2,085
(3) Dax Index Futures...............................................................         435,504      March 2005        1,964
(56) DJ Euro Stoxx 50 Index Futures.................................................       2,243,958      March 2005        9,325
(36) FTSE 100 Index Futures.........................................................       3,315,862      March 2005       25,641
(3) Hang Seng Index Futures.........................................................         274,461     January 2005         (30)
(2) IBEX 35 Index Futures...........................................................         245,929     January 2005       1,737
(1) MIB 30 (FIB 30) Index Futures...................................................         209,671      March 2005        2,344
(8) SPI 200 Index Futures...........................................................         635,901      March 2005        5,870
(17) TOPIX Index Futures............................................................       1,903,728      March 2005       56,378

   The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Series' total exposure in such contracts, whereas only the net unrealized appreciation is reflected in the Series' net assets.

8. CONTRACTUAL OBLIGATIONS. The Series enter into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series have not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
 TRUSTEES AND OFFICERS


WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES


                                                                                                       Number of
                                                                                                     Portfolios in
                                                                                  Principal              Fund             Other
                                Position(s)         Term of Office              Occupation(s)           Complex       Directorships
Name, Address and Age            Held with           and Length of               During Past          Overseen by        Held by
---------------------           Fund Complex          Time Served                Five Years             Trustee          Trustee
                                ------------   ------------------------    ----------------------    -------------   --------------
ROBERT J. CHRISTIAN(1)          Trustee,       Shall serve until death,    Executive Vice                 59         Wilmington
Date of Birth: 2/49             President,     resignation or removal.     President and                             Low Volatility
                                Chief          Trustee, President and      Chief Investment                          Fund of Funds
                                Executive      Chairman of the Board       Officer of Wilmington                     (Closed-End
                                Officer and    since October 1998.         Trust Company since                       Registered
                                Chairman of                                February 1996;                            Investment
                                the Board                                  President of Rodney                       Company).
                                                                           Square Management
                                                                           Corporation ("RSMC")
                                                                           sinnce 1996.

FRED FILOON(2)                  Trustee        Shall serve until           Senior Vice President,         59         None
520 Madison Avenue                             death, resignation or       Principal of Cramer
New York, NY 10022                             removal. Trustee            Rosenthal McGlynn, LLC
Date of Birth: 3/42                            since November 2004.        since 1991.

---------------
(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Filoon is an "interested" Trustee by reason of his position as Senior Vice President to Cramer Rosenthal McGlynn LLC, an investment adviser to the Trust.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
 TRUSTEES AND OFFICERS -- continued






                                                                                                    Number of
                                                                                                  Portfolios in
                                                                              Principal               Fund              Other
                           Position(s)         Term of Office               Occupation(s)            Complex        Directorships
Name, Address and Age       Held with           and Length of                During Past           Overseen by         Held by
---------------------      Fund Complex          Time Served                 Five Years              Trustee           Trustee
                           ------------   ------------------------    ------------------------    -------------   -----------------
INDEPENDENT TRUSTEES
ROBERT H. ARNOLD           Trustee        Shall serve until death,    Founder and                      59         None
Date of Birth: 3/44                       resignation or removal.     co-manages,
                                          Trustee since May           R. H. Arnold & Co.,
                                          1997.                       Inc. (investment
                                                                      banking company)
                                                                      since 1989.

DR. ERIC BRUCKER           Trustee        Shall serve until death,    Professor                        59         Wilmington
Date of Birth: 12/41                      resignation or removal.     of Economics                                Low Volatility
                                          Trustee since October       Widener University                          Fund of Funds
                                          1999.                       since July 2004;                            (Closed-End
                                                                      Formally, Dean,                             Registered
                                                                      School of Business                          Investment
                                                                      Administration of                           Company).
                                                                      Widener University
                                                                      from 2001 to 2004;
                                                                      Prior to that, Dean,
                                                                      College of Business,
                                                                      Public Policy and
                                                                      Health at the University
                                                                      of Maine from September
                                                                      1998 to June 2001.

NICHOLAS A. GIORDANO       Trustee        Shall serve until death,    Consultant, financial            59         Wilmington
Date of Birth: 3/43                       resignation or removal.     services organizations                      Low Volatility
                                          Trustee since October       from 1997 to present;                       Fund of Funds
                                          1998.                       Interim President,                          (Closed-end
                                                                      LaSalle University                          Registered
                                                                      from 1998 to 1999.                          Investment
                                                                                                                  Company);
                                                                                                                  Kalmar Pooled
                                                                                                                  Investment Trust;
                                                                                                                  Independence
                                                                                                                  Blue Cross;
                                                                                                                  Selas Corporation
                                                                                                                  of America
                                                                                                                  (industrial
                                                                                                                  furnaces and
                                                                                                                  ovens).

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
 TRUSTEES AND OFFICERS -- continued




INDEPENDENT TRUSTEES


                                                                                                       Number of
                                                                                                     Portfolios in
                                                                                  Principal              Fund             Other
                                 Position(s)         Term of Office             Occupation(s)           Complex       Directorships
Name, Address and Age             Held with           and Length of              During Past          Overseen by        Held by
---------------------            Fund Complex          Time Served                Five Years            Trustee          Trustee
                                 ------------   ------------------------    ---------------------    -------------   --------------
LOUIS KLEIN, JR.                 Trustee        Shall serve until death,    Self-employed                 59         WHX
Date of Birth: 5/35                             resignation or removal.     financial consultant                     Corporation
                                                Trustee since October       since 1991.                              (industrial
                                                1999.                                                                manufacturer).

CLEMENT C. MOORE, II             Trustee        Shall serve until death,    Managing Partner,             59         None
Date of Birth: 9/44                             resignation or removal.     Mariemont Holdings,
                                                Trustee since October       LLC, (real estate
                                                1999.                       holding and
                                                                            development company)
                                                                            since 1980.

JOHN J. QUINDLEN                 Trustee        Shall serve until death,    Retired since 1993.           59         None
Date of Birth: 5/32                             resignation or removal.
                                                Trustee since October
                                                1999.

MARK A. SARGENT                  Trustee        Shall serve until death,    Dean and Professor of         59         Wilmington
Date of Birth: 4/51                             resignation or removal.     Law, Villanova                           Low Volatility
                                                Trustee since               University School of                     Fund of Funds
                                                November 2001.              Law since July 1997.                     (Closed-end
                                                                                                                     Registered
                                                                                                                     Investment
                                                                                                                     Company).

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
 TRUSTEES AND OFFICERS -- continued




EXECUTIVE OFFICERS


                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                   Principal              Fund            Other
                                  Position(s)         Term of Office             Occupation(s)           Complex      Directorships
Name, Address and Age              Held with           and Length of              During Past          Overseen by       Held by
---------------------             Fund Complex          Time Served               Five Years             Trustee         Trustee
                                 --------------   ----------------------    ----------------------    -------------   -------------
ERIC K. CHEUNG                   Vice President   Shall serve at the        Vice President,                N/A        N/A
1100 North Market Street                          pleasure of the Board     Wilmington Trust
Wilmington, DE 19890                              and until successor is    Company Since 1986;
Date of Birth: 12/54                              elected and qualified.    and Vice President and
                                                  Officer since October     Director of Rodney
                                                  1998.                     Square Management
                                                                            Corporation since
                                                                            2001.

JOSEPH M. FAHEY, JR.             Vice President   Shall serve at the        Vice President, Rodney         N/A        N/A
1100 North Market Street                          pleasure of the Board     Square Management
Wilmington, DE 19890                              and until successor is    Corporation since
Date of Birth: 1/57                               elected and qualified.    1992.
                                                  Officer since November
                                                  1999.

JOHN R. GILES                    Chief            Shall serve at the        Senior Vice President,         N/A        N/A
1100 North Market Street         Financial        pleasure of the Board     Wilmington Trust
Wilmington, DE 19890             Officer, Vice    and until successor is    Company since 1996.
Date of Birth: 8/57              President        elected and qualified.
                                 and              Officer since December
                                 Treasurer        1999.

LEAH M. ANDERSON                 Secretary        Shall serve at the        Officer, Wilmington            N/A        N/A
1100 North Market Street                          pleasure of the Board     Trust Company since
Wilmington, DE 19890                              and until successor is    1998. Officer, Rodney
Date of Birth: 8/65                               elected and qualified.    Square Management
                                                  Officer since October     Corporation since
                                                  2002.                     1992.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INSTITUTIONAL SHARES
-------------------------------------------------------------------
 TRUSTEES AND OFFICERS -- continued




EXECUTIVE OFFICERS


                                                                                                        Number of
                                                                                                      Portfolios in
                                                                               Principal                  Fund            Other
                          Position(s)          Term of Office                Occupation(s)               Complex      Directorships
Name, Address and Age      Held with           and Length of                  During Past              Overseen by       Held by
---------------------     Fund Complex          Time Served                    Five Years                Trustee         Trustee
                         --------------   -----------------------    -----------------------------    -------------   -------------
ANNA M. BENCROWSKY       Chief            Shall serve at the         Chief Compliance                      N/A        N/A
1100 North Market        Compliance       pleasure of the Board      Officer, Rodney Square
Street                   Officer          and until successor is     Management Corporation
Wilmington, DE 19890                      elected and qualified.     since 2004; Vice President
Date of Birth: 5/51                       Officer since September    and Chief Compliance
                                          2004.                      Officer, 1838 Investment
                                                                     Advisors, LP From 1998
                                                                     to 2004; Vice President,
                                                                     Secretary, and Treasurer,
                                                                     1838 Investment Advisors
                                                                     Funds from 1995 to 2004;
                                                                     Vice President and Secretary,
                                                                     1838 Bond--Debenture
                                                                     Trading Fund from
                                                                     1982 to 2004.

WILLIAM P. RICHARDS, JR. Vice President   Shall serve at the         Managing Director,                    N/A             N/A
100 Wilshire                              pleasure of the Board      Roxbury Capital
Boulevard                                 and until successor is     Management LLC
Suite 1000                                elected and qualified.     since 1998.
Santa Monica, CA                          Officer since November
90401                                     2004.
Date of Birth: 11/36



VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolios is available, without charge and upon request, on the SEC's website at http://www.sec.gov. Information regarding how the investment adviser voted proxies for the most recent twelve month period ended June 30 is available without charge and upon request, on the SEC's website listed above.


                   TRUSTEES                                                       WILMINGTON
               Robert H. Arnold                                                        FUNDS
               Dr. Eric Brucker
             Robert J. Christian
                 Fred Filoon
             Nicholas A. Giordano
               Louis Klein, Jr.
             Clement C. Moore, II
               John J. Quindlen                       Strategic Allocation Funds
               Mark A. Sargent
            ----------------------

                   OFFICERS
       Robert J. Christian, President/                         o  Large Cap Strategic Allocation
           Chief Executive Officer
         Eric Cheung, Vice President
     Joseph M. Fahey, Jr., Vice President                      o  Mid Cap Strategic Allocation
        John R. Giles, Vice President/
      Chief Financial Officer/Treasurer
         Leah M. Anderson, Secretary                           o  Small Cap Strategic Allocation
 Anna M. Bencrowsky, Chief Compliance Officer
   William P. Richards, Jr., Vice President
            ----------------------                             o  International Strategic Allocation

              INVESTMENT ADVISER
              AND ADMINISTRATOR                                o  Real Estate Strategic Allocation
     Rodney Square Management Corporation
           1100 North Market Street
             Wilmington, DE 19890
            ----------------------

                TRANSFER AGENT
              ADMINISTRATOR AND
               ACCOUNTING AGENT
                  PFPC Inc.
             301 Bellevue Parkway
             Wilmington, DE 19809


                  CUSTODIAN
           Wilmington Trust Company
              PFPC Trust Company
            ----------------------


This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington
Strategic Allocation Funds.

                                                      SEMI ANNUAL
WSAF-SEMI-12/04                                     DECEMBER 31, 2004

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIO -- INVESTOR SHARES
-------------------------------------------------------------
  PRESIDENT'S MESSAGE
================================================================================



DEAR SHAREHOLDER:

   After spending more than three years pursuing an ever-easier monetary policy, the Federal Reserve ("Fed") embarked on a gradual reversal of that stance beginning in the summer of 2004. Outwardly, that took the form of higher short-term interest rates which were raised five times by the Fed and ended the year 125 basis points (1.25%) higher than at the beginning of the year. Much of the economic growth that occurred in 2004 was a direct result of that easing monetary policy. The economic impact of a somewhat tighter monetary policy and higher interest rates will be felt in 2005 and beyond. Generally speaking, it means that we believe economic growth will continue, but will likely be less robust. And, inflation and interest rates are likely to rise throughout 2005.

   To understand the impact of fiscal and monetary policies upon economic growth it is best to start with the events of the last year. In 2004, the U.S. economy enjoyed record low interest rates, personal tax cuts, and accelerated depreciation allowances for businesses. Three important sectors of the economy were significantly impacted by this confluence of events -- consumer spending, housing, and business spending on new plant and equipment (capital spending). A small reversal of fortunes in these factors (monetary policy, evaporation of the accelerated depreciation allowances) will have a dampening impact on economic growth in 2005.

   Consumer spending last year was positively impacted by lower interest rates and especially lower mortgage rates. Mortgage rates hit record lows in 2004. This lead to a substantial amount of mortgage re-financing which in turn produced: 1) a cash payout as homeowners frequently took equity out of their homes; and, 2) a lower monthly mortgage payment. Consequently, consumer discretionary income was enhanced and overall consumer spending rose 3.5 -- 4.0%, after inflation.

   A second positive consequence of low mortgage rates is, of course, housing. New home sales last year reached an all-time record (1.2 million units) -- eclipsing the previous record attained in 2003. The low level of mortgage rates, rising family income and employment, and moderate housing price inflation in early 2004, produced a record high in the housing affordability index. However, late 2004 rises in interest rates and an estimated 12% rise in home prices have combined to reduce the affordability of housing.

   The accelerated depreciation allowances that were available in 2004 were a positive influence on business capital spending which rose 10% last year, after inflation. The boost this brought to the economy was well-needed. But, the absence of the one-time impact of depreciation acceleration in 2005 could result in a less robust capital spending environment.

   It is possible that we have already seen the lows for inflation for this business cycle. Consumer prices rose 3.2% in 2004 compared with 1.8% in 2003. The rise in inflation is not just a short-term cyclical event. It is also the natural result of an easing Fed policy that we mentioned earlier. Short-term interest rates have been below inflation for more than two years -- the longest such pattern in the last 30 years.

   Fixed income returns last year also were quite satisfactory, especially when realizing that the Fed raised short-term interest rates five times in the second half of the year. The Lehman Government/Credit Index rose more than 4% despite a 1.25% rise in short-term interest rates.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIO -- INVESTOR SHARES
-------------------------------------------------------------
  PRESIDENT'S MESSAGE -- continued
================================================================================



MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO

   The following comments cover the Wilmington Short/Intermediate Bond Portfolio ("Portfolio").

   The Wilmington Short/Intermediate Bond Portfolio ("Short/Intermediate Portfolio") is designed to give shareholders broad exposure to the dynamics of the taxable fixed income bond market with a stable flow of income and minimization of risk. This goal is accomplished by applying a disciplined and systematic investment process to actively manage a core portfolio of investment grade notes and bonds from a wide range of taxable market sectors. The Short/Intermediate Portfolio has lower risk exposure to interest rates and finished the semi-annual period with an effective duration of 3.37 years.

   There were several major trends over the past six months which dominated the tactics employed by the Portfolio. Rising short-term rates was one of these major trends as the Fed announced on June 30, 2004 that it was going to begin raising overnight interest rates. The overnight Fed Funds rate was increased from 1.00% to 1.25% on June 30th and the Fed indicated that it would continue to make increases at a "measured pace." This wording translated into four additional rate hikes during the second half of 2004 bringing the overnight
Fed Funds rate up to 2.25% by December 31, 2004. Concerns over the pace of economic growth were sparked by softness in the payroll reports issued over the summer months. Job growth slowed from 295,000 per month during the March to May period to 125,000 per month during the months from June to September. This helped to create an unusual market dynamic where the initial push by the Fed to raise interest rates was met with resistance at the longer end of the yield curve. Long-term rates were also held down by strong demand from foreign central banks for domestic fixed income assets. The level of foreign interest in our markets reached new highs as it averaged nearly $75 billion per month during the first ten months of the year. The strength of this buying interest was a key reason why long-term rates did not move in conjunction with short-term rates. Indeed, by the end of the six-month period, the yield curve had flattened considerably. Two Year Treasury securities started the fiscal year with a yield of 2.71% and saw this yield level finish the semiannual period at a rate of 3.07%. Ten Year Treasury securities had an entirely different experience as these rates actually fell over the past six months. From a yield of 4.61% on June 30, 2004, the Ten Year Treasury Yield fell to 4.22% by year end. The movement of the yield curve was the single biggest contributor to performance over the last six months. This trend developed early in the third quarter of 2004 and continued through to the end of the year.

   The corporate bond market and the mortgage backed securities market posted strong performances over the last six months of 2004. As measured by the Lehman Credit Index, the corporate bond market had a total return over the last six months of 2004 of 5.52%. This performance reflected both higher income returns than available in the Treasury market plus the benefit of narrower yield spreads versus the Treasury market. The Option Adjusted Spread on the index narrowed from 93 basis points on June 30, 2004 to 75 basis points on December 31, 2004. Bonds of industrial and utility issuers outperformed the credit index while those from financial issuers trailed. The market favored taking credit risk as lower rated bonds, or those rated "BBB", returned 6.53% over the last six months of 2004, while those with the highest rating of "AAA" returned 3.51% over the same period.

   Given this environment, we will examine the strategy employed by the
Portfolio.
                                       2

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIO -- INVESTOR SHARES
-------------------------------------------------------------
  PRESIDENT'S MESSAGE -- continued
================================================================================


WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO

   The Short/Intermediate Bond Portfolio ("Short/Intermediate Portfolio") performed well over the six months. The Portfolio slightly underperformed its benchmark the Lehman Intermediate Government/Credit Index but finished well ahead of its peer group averages the Lipper Short/Intermediate Investment Grade Debt Funds. The Short/Intermediate Portfolio had total returns of 2.47% and 0.50% during the third and fourth quarters, respectively, and finished the six-month period with a total return of 2.98%. This compares well to the Lehman Intermediate Government/Credit Index which had returns of 2.70% and 0.44% during the two quarters and finished with a return of 3.16% over the six months.

   With yields falling along the longer end of the yield curve, the Portfolio was positioned to have more exposure than the market to those securities with durations in excess of six years. At the same time, exposure to very short-term holdings was also increased to levels above the market. The portfolio exposure in the middle of the yield curve was positioned with an exposure below the market. This strategy, known as creating a "barbell" helped the Portfolio to weather the dramatic flattening of the yield curve which took place over the last six months of 2004.

   The Portfolio also maintained a higher weighting in the income enhancing parts of the taxable fixed income market. Holdings of U.S. Government Agency securities amounted to 28% of the portfolio versus 21% in the Lehman Intermediate Government/Credit Index. The portfolio was also over-weighted in corporate bonds with an allocation of 47% of the portfolio in this sector versus 40% for the above mentioned index. These holdings were concentrated in industrial and financial issuers.

   The following chart compares the Short/Intermediate Portfolio, with that of the Lehman Intermediate Government/Credit Index ("Lehman Inter. Govt/Credit"), an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government agency obligations and investment grade corporate debt obligations with a maturity range between 1 and 10 years, and the Merrill Lynch 1 -- 10 Year U.S. Treasury Index ("Merrill Lynch 1 -- 10 Yr."), an unmanaged index of fixed-rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years, for the past ten years ended December 31, 2004.*

                                                                                                          Average Annual
                                                                                                           Total Return
                                                                                                         ------------------
                                                                                                                    Since
                                                                                           Six Months   1 Year    Inception
                                                                                           ----------   ------    ---------
        Short/Intermediate Portfolio ..................................................      2.87%       2.96%      2.02%
        Lehman Inter. Govt/Credit .....................................................      3.16%       3.04%      3.80%
        Merrill Lynch 1 -- 10 Yr. .....................................................      2.18%       1.96%      2.05%

---------------
* Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-336-9970.

  An investment in the Portfolio is not insured by the FDIC or any other governmental agency, is not a deposit of or other obligation of or guaranteed by Wilmington Trust or any other bank or entity, and is subject to risks including a possible loss of the principal amount invested.

  The performance in the above chart does not reflect the deduction of taxes the shareholder would pay on fund distribution or redemption of fund shares.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIO -- INVESTOR SHARES
-------------------------------------------------------------
  PRESIDENT'S MESSAGE -- continued
================================================================================



   We invite your comments and questions and thank you for your investment in the Wilmington Fixed Income Portfolios. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.



                                        Sincerely,

                                        /s/ Robert J. Christian

                                        Robert J. Christian
                                        President



February 4, 2005













You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. A prospectus with this and other information may be obtained by calling 800-336-9970. The prospectus should be read before investing.

Mr. Christian's comments reflect the investment adviser's views generally regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

Distributed by Professional Funds Distributor, LLC.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INVESTOR SHARES
--------------------------------------------------------------
  EXPENSE DISCLOSURE
================================================================================


DISCLOSURE OF FUND EXPENSES

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. A Portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Portfolio's costs in two ways.

     o ACTUAL FUND RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

     o HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table is meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful, in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The "Annualized Expense Ratio" represents the actual expenses for the six month period indicated.

FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

EXPENSE TABLE

                                                                                    Beginning      Ending                  Expenses
                                                                                     Account      Account     Annualized     Paid
                                                                                      Value        Value       Expense      During
                                                                                     7/01/04      12/31/04     Ratio(1)     Period*
                                                                                    ---------    ---------    ----------   --------
Short/Intermediate Bond Portfolio - Investor Shares
Actual Fund Return ..............................................................   $1,000.00    $1,028.70       0.86%       $4.40
Hypothetical 5% Return ..........................................................   $1,000.00    $1,020.66       0.86%       $4.38

---------------
* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(1) The Wilmington Short/Intermediate Bond Portfolio currently invests 100% of its investable assets in the WT Investment Trust I--Short/Intermediate Bond Series. The "Annualized Expense Ratio" includes expenses allocated from the WT Investment Trust I--Short/Intermediate Bond Series.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INVESTOR SHARES
--------------------------------------------------------------
  DISCLOSURE OF PORTFOLIO HOLDINGS
================================================================================


PORTFOLIO HOLDINGS
DECEMBER 31, 2004

The Wilmington Short/Intermediate Bond Portfolio currently invests 100% of its investable assets in the WT Investment Trust I-Short/Intermediate Bond Series. The following table presents the portfolio holdings of the WT Investment Trust I-Short/Intermediate Bond Series as a percent of its total investments.

SHORT/INTERMEDIATE BOND SERIES


Corporate Bonds                      48.8%
U.S. Agency Obligations              26.1
U.S Treasury Obligations             15.1
Commercial Paper                      5.3
Asset-Backed Securities               2.5
Mortgage-Backed Securities            2.2
                                    -----
                                    100.0%
                                    =====

DISCLOSURE OF PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For the Short/Intermediate Bond Series, this would be for the fiscal quarters ending September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Short/Intermediate Bond Series filed its first Form N-Q with the SEC on November 29, 2004. It is available upon request, without charge, by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INVESTOR SHARES
--------------------------------------------------------------
  FINANCIAL STATEMENTS
================================================================================


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)


                                                                       Short/
                                                                    Intermediate
                                                                        Bond
                                                                      Portfolio
                                                                    ------------
ASSETS:
Investment in Series, at value ..................................   $167,808,389
Receivable for Portfolio shares sold ............................         11,871
Receivable for investment in Series withdrawn ...................         45,896
                                                                    ------------
Total assets ....................................................    167,866,156
                                                                    ------------
LIABILITIES:
Dividends payable ...............................................        484,032
Payable for Portfolio shares redeemed ...........................         45,896
Payable for investment in Series ................................         11,871
Accrued expenses ................................................         52,016
                                                                    ------------
Total liabilities ...............................................        593,815
                                                                    ------------
NET ASSETS ......................................................   $167,272,341
                                                                    ============
NET ASSETS CONSIST OF:
Paid-in capital .................................................   $163,976,980
Accumulated net investment income ...............................         69,374
Accumulated net realized gain on investments ....................         46,609
Net unrealized appreciation on investments ......................      3,179,378
                                                                    ------------
NET ASSETS ......................................................   $167,272,341
                                                                    ============
NET ASSETS BY SHARE CLASS
 Institutional Shares ...........................................   $166,963,029
 Investor Shares ................................................        309,312
                                                                    ------------
NET ASSETS ......................................................   $167,272,341
                                                                    ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
 ($0.01 par value, unlimited authorized shares)
 Institutional Shares ...........................................     16,262,382
 Investor Shares ................................................         30,417
NET ASSET VALUE, offering and redemption price per share:
 Institutional Shares ...........................................   $      10.27
 Investor Shares ................................................   $      10.17




    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INVESTOR SHARES
--------------------------------------------------------------
  FINANCIAL STATEMENTS -- continued
================================================================================


STATEMENT OF OPERATIONS
For the Six-Month Period Ended December 31, 2004 (Unaudited)

                                                                       Short/
                                                                    Intermediate
                                                                        Bond
                                                                      Portfolio
                                                                    ------------
NET INVESTMENT INCOME FROM SERIES:
 Interest .......................................................    $ 3,752,131
 Securities lending .............................................         15,117
 Expenses .......................................................       (453,139)
                                                                     -----------
   Net investment income from Series ............................      3,314,109
                                                                     -----------
EXPENSES:
 Administration and accounting fees .............................         30,420
 Transfer agent fees ............................................         31,397
 Reports to shareholders ........................................         16,954
 Trustees' fees .................................................          5,950
 Compliance services ............................................          3,005
 Distribution fees -- Investor Shares ...........................            298
 Registration fees ..............................................         13,817
 Professional fees ..............................................          9,016
 Other ..........................................................          5,813
                                                                     -----------
   Total expenses before fee waivers and expense reimbursements .        116,670
   Expenses reimbursed ..........................................             --
   Administration and accounting fees waived ....................             --
   Administration and accounting fees waived -- Investor ........         (7,605)
                                                                     -----------
    Total expenses, net .........................................        109,065
                                                                     -----------
 Net investment income ..........................................      3,205,044
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
  SERIES:
 Net realized gain on investments ...............................        408,252
 Net change in unrealized appreciation (depreciation) on
  investments....................................................      1,955,765
                                                                     -----------
 Net gain on investments from Series ............................      2,364,017
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............    $ 5,569,061
                                                                     ===========




    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS -- INVESTOR SHARES
--------------------------------------------------------------
  FINANCIAL STATEMENTS -- continued
================================================================================


STATEMENTS OF CHANGES IN NET ASSETS

                                                    For the
                                                   Six-Month          For the
                                                 Period Ended       Fiscal Year
                                               December 31, 2004       Ended
                                                  (Unaudited)      June 30, 2004
                                               -----------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income ....................      $  3,205,044       $  6,775,440
 Net realized gain on investments .........           408,252            994,480
 Net change in unrealized appreciation
  (depreciation) on investments............         1,955,765         (8,383,958)
                                                 ------------       ------------
 Net increase (decrease) in net assets
  resulting from operations................         5,569,061           (614,038)
                                                 ------------       ------------
Distributions to shareholders:
 From net investment income --
  Institutional Shares.....................        (3,201,146)        (6,780,662)
 From net investment income -- Investor
  Shares...................................            (3,898)            (9,715)
 From net realized gain -- Institutional
  Shares...................................          (502,029)        (3,876,201)
 From net realized gain -- Investor Shares               (845)              (530)
                                                 ------------       ------------
Total distributions .......................        (3,707,918)       (10,667,108)
                                                 ------------       ------------
Portfolio share transactions(a):
 Proceeds from shares sold --
  Institutional Shares.....................        10,441,671         34,456,691
 Proceeds from shares sold -- Investor
  Shares...................................            80,000          3,625,514
 Cost of shares issued on reinvestment of
  distributions -- Institutional Shares....         2,783,779          8,475,582
 Cost of shares issued on reinvestment of
  distributions -- Investor Shares.........             4,430              9,852
 Cost of shares redeemed -- Institutional
  Shares...................................       (36,640,805)       (29,108,240)
 Cost of shares redeemed -- Investor
  Shares...................................                --         (3,392,519)
                                                 ------------       ------------
Net increase (decrease) in net assets from
  Portfolio share transactions.............       (23,330,925)        14,066,880
                                                 ------------       ------------
Total increase (decrease) in net assets ...       (21,469,782)         2,785,734
                                                 ------------       ------------
NET ASSETS:
 Beginning of period ......................       188,742,123        185,956,389
                                                 ------------       ------------
 End of period ............................      $167,272,341       $188,742,123
                                                 ============       ============
Undistributed net investment income .......      $     69,374       $     69,374
                                                 ============       ============

(A) TRANSACTIONS IN CAPITAL SHARES WERE:            Shares             Shares
                                               -----------------   -------------
 Shares sold -- Institutional Shares ......         1,012,675          3,286,415
 Shares sold -- Investor Shares ...........             7,834            350,921
 Shares issued on reinvestment of
  distributions -- Institutional Shares....           270,702            812,121
 Shares issued on reinvestment of
  distributions -- Investor Shares.........               435                960
 Shares redeemed -- Institutional Shares ..        (3,545,703)        (2,794,554)
 Shares redeemed -- Investor Shares .......                --           (329,733)
                                                 ------------       ------------
 Net increase (decrease) in shares ........        (2,254,057)         1,326,130
                                                 ============       ============


    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIO -- INVESTOR SHARES
-------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
================================================================================


   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

                                            For the Six-Month    For the Period
SHORT/INTERMEDIATE BOND PORTFOLIO --          Period Ended     October 7, 2003(1)
  INVESTOR SHARES                           December 31, 2004        through
                                               (Unaudited)        June 30, 2004
                                            -----------------   ----------------
NET ASSET VALUE -- BEGINNING OF PERIOD .         $10.08             $  10.59
                                                 ------             --------
INVESTMENT OPERATIONS:
 Net investment income .................           0.17                 0.25
 Net realized and unrealized gain
  (loss) on investments.................           0.12                (0.29)
                                                 ------             --------
   Total from investment operations.....           0.29                (0.04)
                                                 ------             --------
DISTRIBUTIONS:
 From net investment income ............          (0.17)               (0.25)
 From net realized gain ................          (0.03)               (0.22)
                                                 ------             --------
   Total distributions..................          (0.20)               (0.47)
                                                 ------             --------
NET ASSET VALUE -- END OF PERIOD .......         $10.17             $  10.08
                                                 ======             ========
TOTAL RETURN ...........................          2.87%**            (0.36)%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(2)
 Expenses:
   Including expense limitations........          0.86%*               0.86%*
   Excluding expense limitations........          7.26%*               5.36%*
 Net investment income .................          3.28%*               3.32%*
Portfolio turnover .....................            18%**                27%
Net assets at end of period (000
  omitted)..............................         $  309             $    223

---------------
*   Annualized.
**  Not annualized.
(1) Commencement of operations.
(2) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Short/Intermediate Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.







    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIO -- INVESTOR SHARES
-------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================


1. DESCRIPTION OF THE FUND. Wilmington Short/Intermediate Bond Portfolio (the "Portfolio") is a series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a portfolio that is separate and distinct from the shares in any other portfolio and to further divide shares of any portfolio into one or more separate and distinct classes of shares. These financial statements and related notes pertain only to the Portfolio. Information regarding other series of the Fund is contained in separate reports to their shareholders.

   The Portfolio offers two classes of shares: Investor Shares and Institutional Shares. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. Information regarding the Institutional Shares is included in a separate report.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I ("Series") which has the same investment objective, policies and limitations as the Portfolio. The performance of the Portfolio is directly affected by the performance of its corresponding Series. As of December 31, 2004, the Portfolio owned approximately 100% of the Series. The financial statements of the Series, including its schedule of investments, are included elsewhere in this report and should be read in conjunction with the Portfolio's financial statements.

   The Investor Shares of the Portfolio have adopted a distribution plan under Rule 12b-1 under the 1940 Act that allows the Portfolio to pay a fee to Professional Funds Distributor, LLC for the sale and distribution of Investor Shares, and for services provided to Investor Shares shareholders. The 12b-1 Plan provides for a maximum distribution fee of 0.25% of the Portfolio's average daily net assets of the Investor Shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolio:

   Valuation of Investment in Series. Valuation of the Portfolio's investment in the Series is based on the underlying securities held by the Series. The Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. The Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and tax-exempt income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. The Portfolio records its share of the Series' income, expenses and realized and unrealized gains and losses daily. Additionally, the Portfolio records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among the Portfolio's classes on the basis of daily net assets of each class. Expenses relating to a class are charged directly to that class.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIO -- INVESTOR SHARES
-------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================


   Distributions to Shareholders. Distributions to shareholders of the Portfolio are declared daily from net investment income and paid to shareholders monthly. Distributions from net realized gains, if any, will be declared and paid annually.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolio does not incur an advisory fee directly, but rather indirectly through its investment in the Series. The investment adviser to the Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. RSMC also receives a service fee of 0.006% of the Portfolio's average daily net assets under a Compliance, Support and Recordkeeping Services Agreement. From July 1, 2004 to September 30, 2004, RSMC also served as administrator and accounting agent to the Portfolio. From July 1, 2004 to September 30, 2004, RSMC was paid $4,500 for its administration and accounting services. The fees charged to the Series are discussed in the notes to the Series' financial statements.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes.

   The tax character of distributions paid was as follows:

                                                                Short/Intermediate
                                                                  Bond Portfolio
                                                                ------------------
  Year Ended June 30, 2004:
  Ordinary income...........................................       $ 9,048,359
  Long-term capital gains...................................         1,618,749
                                                                   -----------
   Total distributions......................................       $10,667,108
                                                                   ===========
  Six-Month Period Ended December 31, 2004
  Ordinary income...........................................       $ 3,545,272
  Long-term capital gains...................................           162,646
                                                                   -----------
   Total distributions......................................       $ 3,707,918
                                                                   ===========

   The components of accumulated earnings (deficit) on a tax basis are determined at fiscal year-end. Accordingly, tax-basis balances have not been determined as of December 31, 2004.

5. CONTRACTUAL OBLIGATIONS. The Portfolio enters into contracts in the normal course of business that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts. Management has reviewed the Portfolio's existing contracts and expects the risk of loss to be remote.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
--------------------------------------------
  SEMI ANNUAL REPORT / DECEMBER 31, 2004 (UNAUDITED)
================================================================================


          (The following pages should be read in conjunction with the
                       Portfolio's Financial Statements.)

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / Short/Intermediate Bond Series
-----------------------------------------------------------------------------
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
  (Showing Percentage of Total Investments)
================================================================================

                                                                                            Moody's/S&P    Principal       Value
                                                                                              Ratings1       Amount       (Note 2)
                                                                                            -----------    ----------   -----------
CORPORATE BONDS -- 48.8%
 FINANCIAL -- 16.9%
   Abbey National PLC, 6.69%, 10/17/05..................................................       A1, A       $  675,000   $   691,828
   AIG Sunamerica Global Finance144A, 5.85%, 08/01/08...................................      Aaa, AAA      1,600,000     1,704,448
   Bank of America Corp., 7.80%, 02/15/10...............................................       Aa3, A         600,000       697,740
   Citigroup, Inc., 5.63%, 08/27/12.....................................................      Aa2, A+       1,100,000     1,171,434
   Credit Suisse First Boston, 5.75%, 04/15/07(a).......................................      Aa3, A+       1,300,000     1,362,600
   Equifax, Inc., 6.30%, 07/01/05.......................................................     Baa1, A--        300,000       304,699
   First Union Corp., 6.82%, 08/01/06...................................................      A1, A--         200,000       247,565
   General Electric Capital Corp., 6.50%, 12/10/07......................................      Aaa, AAA      1,625,000     1,751,048
   General Electric Global Insurance, 7.75%, 06/15/30...................................      A1, A--         300,000       355,210
   General Motors Acceptance Corp., 3.19%, 02/18/05*....................................      A3, BBB         800,000       796,299
   General Motors Acceptance Corp., 7.75%, 01/19/10.....................................      A3, BBB       1,010,000     1,084,049
   Goldman Sachs Group, 6.65%, 05/15/09.................................................      Aa3, A+       2,100,000     2,317,293
   Household Finance Corp., 6.38%, 11/27/12.............................................       A1, A        3,000,000     3,314,649
   International Lease Finance Corp., 5.63%, 06/01/07...................................      A1, AA--      2,000,000     2,089,748
   JP Morgan Chase & Co., 6.50%, 08/01/05...............................................       A1, A        1,750,000     1,784,979
   MBNA America, 6.50%, 06/20/06........................................................     Baa1, BBB+     1,000,000     1,043,585
   Morgan Stanley, 4.75%, 04/01/14......................................................       A1, A        1,500,000     1,461,612
   National City Bank, 2.70%, 08/24/09..................................................      Aa3, A+         704,545       685,776
   Prudential Insurance Co., 6.38%, 07/23/06............................................       A2, A+       1,090,000     1,146,349
   Salomon Smith Barney Holdings, 6.50%, 02/15/08.......................................     Aa1, AA--      2,100,000     2,273,834
   Wells Fargo Financial, 5.50%, 08/01/12...............................................     Aa1, AA--      1,700,000     1,793,468
                                                                                                                        -----------
                                                                                                                         28,078,213
                                                                                                                        -----------
 INDUSTRIAL -- 23.3%
   Conagra Foods, Inc., 6.00%, 09/15/06.................................................     Baa1, BBB+     2,000,000     2,082,400
   CSX Corp., 7.90%, 05/01/17...........................................................     Baa2, BBB        850,000     1,044,496
   Dow Chemical, 5.75%, 11/15/09........................................................      A3, A--       2,000,000     2,139,374
   General Electric Co., 5.00%, 02/01/13................................................      Aaa, AAA      1,400,000     1,436,351
   General Mills, Inc., 5.13%, 02/15/07.................................................     Baa2, BBB+     1,500,000     1,540,076
   General Motors Corp., 7.13%, 07/15/13(a).............................................     Baa1, BBB      1,500,000     1,534,998
   Hershey Foods Corp., 6.70%, 10/01/05.................................................       A1, A+       1,500,000     1,537,907
   Hertz Corp., 4.70%, 10/02/06.........................................................    Baa2, BBB--     1,500,000     1,516,361
   Ingersoll-Rand, 6.02%, 02/15/05......................................................      A3, BBB+      2,300,000     2,541,184
   International Business Machines Corp., 4.75%, 11/29/12...............................       A1, A+       1,500,000     1,531,610
   Johnson & Johnson, 3.80%, 05/15/13...................................................      Aaa, AAA      1,000,000       952,981
   Liberty Media Corp., 3.99%, 03/15/05*................................................    Baa3, BBB--     1,250,000     1,265,325
   Liberty Media Corp., 3.50%, 09/25/06.................................................    Baa3, BBB--     1,520,000     1,511,555
   McDonald's Corp., 3.88%, 08/15/07....................................................       A2, A        1,300,000     1,304,706
   Merck & Co., Inc., 5.25%, 07/01/06...................................................      Aaa, AAA      3,000,000     3,074,891
   Raytheon Co., 6.75%, 08/15/07........................................................    Baa3, BBB--       584,000       629,147
   Safeway, Inc., 6.15%, 03/01/06.......................................................     Baa2, BBB      2,000,000     2,062,924
   Schering-Plough Corp., 5.55%, 12/01/13...............................................      A3, A--       1,500,000     1,567,737
   Schering-Plough Corp., 6.75%, 12/01/33...............................................      A3, A--         250,000       281,407
   Time Warner Entertainment, 8.88%, 10/01/12...........................................     Baa1, BBB+     1,350,000     1,691,316



    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / Short/Intermediate Bond Series
-----------------------------------------------------------------------------
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================

                                                                                            Moody's/S&P    Principal       Value
                                                                                              Ratings1       Amount       (Note 2)
                                                                                            -----------    ----------   -----------
   Tyson Foods, Inc., 7.25%, 10/01/06...................................................     Baa3, BBB     $2,350,000   $ 2,491,503
   Walt Disney Co., 7.30%, 02/08/05.....................................................     Baa1, BBB+     2,000,000     2,008,540
   Waste Management, Inc., 6.50%, 11/15/08..............................................     Baa3, BBB      1,256,000     1,367,534
   Weyerhaeuser Co., 6.00%, 08/01/06....................................................     Baa2, BBB      1,500,000     1,558,766
                                                                                                                        -----------
                                                                                                                         38,673,089
                                                                                                                        -----------
 TELECOMMUNICATIONS -- 3.7%
   AT&T Broadband Corp., 8.38%, 03/15/13................................................     Baa3, BBB      2,015,000     2,484,688
   GTE Southwest, Inc., Ser. 1993B, 6.54%, 12/01/05.....................................       A1, A+       1,000,000     1,030,156
   Verizon Global Funding Corp., 7.25%, 12/01/10........................................       A2, A+         970,000     1,111,316
   Wisconsin Bell, 6.35%, 12/01/06......................................................      Aa3, A+       1,400,000     1,474,360
                                                                                                                        -----------
                                                                                                                          6,100,520
                                                                                                                        -----------
 UTILITIES -- 4.9%
   Columbia Energy Group, 6.80%, 11/28/05...............................................     Baa2, BBB      1,373,000     1,415,210
   Duke Energy Corp., 3.75%, 03/05/08...................................................      A3, BBB+      2,000,000     1,997,732
   Oklahoma Gas & Electric, 6.65%, 07/15/07.............................................      A2, BBB+        500,000       565,816
   Pacific Gas & Electric, 4.20%, 03/01/11..............................................     Baa2, BBB      1,500,000     1,483,106
   Valero Energy, 6.13%, 04/15/07.......................................................     Baa3, BBB      2,500,000     2,634,692
                                                                                                                        -----------
                                                                                                                          8,096,556
                                                                                                                        -----------
  TOTAL CORPORATE BONDS (Cost $79,082,298) ..........................................................................    80,948,378
                                                                                                                        -----------
ASSET-BACKED SECURITIES -- 2.5%
   GMAC Mortgage Corporation Loan, 2003-GH2 A2, 3.69%, 07/25/20.........................      Aaa, AAA      1,750,000     1,749,087
   Green Tree Financial Corp., Ser. 1995-2, Cl. A6, 8.30%, 09/24/04.....................      Aaa, AAA         75,687        76,356
   Greenpoint Manufactured Housing, Ser. 1999-3, Cl. 1A4, 6.53%, 12/23/04...............      Aaa, AAA        784,901       802,452
   Vanderbilt Mortgage Finance, Ser. 2001-C, 4.24%, 12/23/04............................      Aaa, AAA        509,411       510,211
   Vanderbilt Mortgage Finance, Ser. 2002-B, 4.70%, 02/06/08............................      Aaa, AAA      1,000,000     1,003,639
                                                                                                                        -----------
  TOTAL ASSET-BACKED SECURITIES (Cost $4,125,032) ...................................................................     4,141,745
                                                                                                                        -----------
MORTGAGE-BACKED SECURITIES -- 2.2%
   Federal Home Loan Mortgage Corporation Notes, 1589 N, 6.25%, 03/23/05...............................       506,059       511,131
   Federal Home Loan Mortgage Corporation Notes, 2751 VT, 6.00%, 03/13/07..............................       624,922       639,167
   Federal Home Loan Mortgage Corporation Notes, Gold 15 Yr., 6.00%, 12/18/05..........................       129,940       136,356
   Federal National Mortgage Association Notes, 15 Yr Pool 254833, 4.50%, 04/06/08.....................       331,832       331,521
   Federal National Mortgage Association Notes, 15 Yr Pool 629603, 5.50%, 11/13/06.....................       442,907       458,409
   Federal National Mortgage Association Notes, 7 Yr Balloon, 6.00%, 10/24/04..........................        20,778        21,057
   Federal National Mortgage Association Notes, Pool 688996, 8.00%, 05/22/05...........................       182,694       198,851
   Government National Mortgage Association, 30 Yr. Pool 529670, 7.50%, 02/16/06.......................        12,210        13,202
   Government National Mortgage Association, Ser. 2001-53, PT, 5.50%, 04/17/06.........................     1,400,000     1,421,220
                                                                                                                        -----------
  TOTAL MORTGAGE-BACKED SECURITIES (Cost $3,663,941) ................................................................     3,730,914
                                                                                                                        -----------




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / Short/Intermediate Bond Series
-----------------------------------------------------------------------------
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================

                                                                                                           Principal       Value
                                                                                                             Amount       (Note 2)
                                                                                                           ----------   -----------
U.S. AGENCY OBLIGATIONS -- 26.1%
 FEDERAL HOME LOAN BANKS NOTES -- 3.4%
   Federal Home Loan Banks Notes, 3.25%, 08/15/05......................................................    $2,250,000   $ 2,256,446
   Federal Home Loan Banks Notes, 2.44%, 03/09/09......................................................     1,275,000     1,241,251
   Federal Home Loan Banks Notes, 5.75%, 05/15/12......................................................     2,000,000     2,189,100
                                                                                                                        -----------
                                                                                                                          5,686,797
                                                                                                                        -----------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 5.2%
   Federal Home Loan Mortgage Corporation Notes, 5.13%, 10/15/08.......................................     3,000,000     3,156,378
   Federal Home Loan Mortgage Corporation Notes, 6.63%, 09/15/09.......................................     2,800,000     3,131,355
   Federal Home Loan Mortgage Corporation Notes, 6.88%, 09/15/10.......................................     2,000,000     2,283,198
                                                                                                                        -----------
                                                                                                                          8,570,931
                                                                                                                        -----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 17.5%
   Federal National Mortgage Association Notes, 5.75%, 06/15/05........................................     1,100,000     1,115,379
   Federal National Mortgage Association Notes, 5.25%, 06/15/06........................................       825,000       849,332
   Federal National Mortgage Association Notes, 3.25%, 11/15/07........................................       500,000       497,157
   Federal National Mortgage Association Notes, 5.75%, 02/15/08........................................     3,350,000     3,568,393
   Federal National Mortgage Association Notes, 6.00%, 05/15/08(a).....................................     5,000,000     5,380,205
   Federal National Mortgage Association Notes, 5.25%, 01/15/09........................................     4,750,000     5,014,575
   Federal National Mortgage Association Notes, 6.63%, 09/15/09(a).....................................     5,500,000     6,141,156
   Federal National Mortgage Association Notes, 6.63%, 11/15/10(a).....................................     1,750,000     1,977,696
   Federal National Mortgage Association Notes, 5.50%, 03/15/11........................................       750,000       804,263
   Federal National Mortgage Association Notes, 5.38%, 11/15/11........................................     3,500,000     3,727,917
                                                                                                                        -----------
                                                                                                                         29,076,073
                                                                                                                        -----------
  TOTAL U.S. AGENCY OBLIGATIONS (Cost $42,492,040) ..................................................................    43,333,801
                                                                                                                        -----------
U.S. TREASURY OBLIGATIONS -- 15.1%
 U.S. TREASURY BONDS -- 0.6%
   U.S. Treasury Bonds, 10.38%, 11/15/12...............................................................       650,000       774,972
   U.S. Treasury Bonds, 6.25%, 05/15/30(a).............................................................       250,000       298,897
                                                                                                                        -----------
                                                                                                                          1,073,869
                                                                                                                        -----------
 U.S. TREASURY NOTES -- 14.5%
   U.S. Treasury Notes, 7.00%, 07/15/06(a).............................................................     1,800,000     1,908,421
   U.S. Treasury Notes, 2.38%, 08/15/06(a).............................................................     1,600,000     1,584,813
   U.S. Treasury Notes, 6.50%, 10/15/06................................................................     5,000,000     5,299,609
   U.S. Treasury Notes, 3.50%, 11/15/06(a).............................................................       780,000       786,582
   U.S. Treasury Notes, 6.13%, 08/15/07(a).............................................................       250,000       268,301
   U.S. Treasury Notes, 4.75%, 11/15/08................................................................     1,500,000     1,571,075
   U.S. Treasury Notes, 4.00%, 06/15/09(a).............................................................     2,500,000     2,547,557
   U.S. Treasury Notes, 3.50%, 11/15/09(a).............................................................     2,000,000     1,990,624
   U.S. Treasury Notes, 5.00%, 08/15/11(a).............................................................     1,750,000     1,862,998
   U.S. Treasury Notes, 4.88%, 02/15/12................................................................       300,000       317,086
   U.S. Treasury Notes, 4.00%, 11/15/12(a).............................................................     2,250,000     2,246,220
   U.S. Treasury Notes, 4.25%, 08/15/13................................................................     1,000,000     1,007,891




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / Short/Intermediate Bond Series
-----------------------------------------------------------------------------
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED) -- continued
================================================================================


                                                                                          Moody's/S&P     Principal        Value
                                                                                           Ratings(1)       Amount        (Note 2)
                                                                                          -----------    -----------   ------------
   U.S. Treasury Notes, 4.25%, 11/15/13(a)...........................................................    $ 1,500,000   $  1,509,434
   U.S. Treasury Notes, 4.25%, 11/15/14(a)...........................................................      1,000,000      1,002,617
                                                                                                                       ------------
                                                                                                                         23,903,228
                                                                                                                       ------------
  TOTAL U.S. TREASURY OBLIGATIONS (Cost $24,587,302) ...............................................................     24,977,097
                                                                                                                       ------------
COMMERCIAL PAPER -- 5.3%
   American Express, 1.50%, 01/03/05..................................................      P-1, A-1       3,826,886      3,826,886
   Prudential Insurance Note, 1.50%, 01/03/05.........................................      P-1, A-1       5,000,000      5,000,000
                                                                                                                       ------------
  TOTAL COMMERCIAL PAPER (Cost $8,826,886) .........................................................................      8,826,886
                                                                                                                       ------------
TOTAL INVESTMENTS (COST $162,777,499)+(2) -- 100.0% ................................................................   $165,958,821
                                                                                                                       ------------
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES
   FLOATING RATE NOTES
   Natexis Banques, 2.30%, 01/03/05..................................................................      1,320,553   $  1,320,553
                                                                                                                       ------------
  TOTAL ASSET BACKED COMMERCIAL PAPER ..............................................................................      1,320,553
                                                                                                                       ------------
 INSTITUTIONAL MONEY MARKET TRUST
   BlackRock Institutional Money Market Trust, 2.22%, 01/03/05.......................................     14,450,281     14,450,281
                                                                                                                       ------------
  TOTAL INSTITUTIONAL MONEY MARKET TRUST ...........................................................................     14,450,281
                                                                                                                       ------------
 TIME DEPOSIT
   Bank of America USA, 1.50%, 01/03/05..............................................................     12,872,535     12,872,535
   Chase Manhattan Bank USA, 2.25%, 01/03/05.........................................................      1,533,193      1,533,193
                                                                                                                       ------------
  TOTAL TIME DEPOSIT ...............................................................................................     14,405,728
                                                                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES
   (Cost $30,176,562)(3)............................................................................................     30,176,562
                                                                                                                       ============

---------------
* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2004. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+ The cost for federal income tax is $162,777,499. At December 31, 2004, net unrealized appreciation was $3,181,322. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $4,013,718 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $832,396.
(1) Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser at the time of purchase. The ratings shown are not audited.
(2) At December 31, 2004, the market value of the securities on loan for the Short/Intermediate Bond Series was $31,467,428.
(3) The investments held as collateral on loaned securities represented 18.7% of the net assets of the Short/Intermediate Bond Series.
(a) Security partially or fully on loan (see Note 4).

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
--------------------------------------------
  FINANCIAL STATEMENTS
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)

                                                                       Short/
                                                                    Intermediate
                                                                     Bond Series
                                                                    ------------
ASSETS:
Investment in securities, at value* .............................   $165,958,821
Securities lending collateral ...................................     30,176,562
Receivable for contributions ....................................         11,871
Receivable for investments sold .................................             --
Dividends and interest receivable ...............................      2,084,888
                                                                    ------------
Total assets ....................................................    198,232,142
                                                                    ------------
LIABILITIES:
Obligation to return securities lending collateral ..............     30,176,562
Payable for withdrawals .........................................         45,896
Accrued advisory fee ............................................         50,803
Other accrued expenses ..........................................         36,285
                                                                    ------------
Total liabilities ...............................................     30,309,546
                                                                    ------------
NET ASSETS ......................................................   $167,922,596
                                                                    ============

------------
* Investments at cost ...........................................   $162,777,499




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
--------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================


STATEMENT OF OPERATIONS
For the Six-Month Period Ended December 31, 2004 (Unaudited)

                                                                       Short/
                                                                    Intermediate
                                                                     Bond Series
                                                                    ------------
INVESTMENT INCOME:
 Interest .......................................................    $ 3,754,469
 Securities lending .............................................         15,126
                                                                     -----------
   Total investment income ......................................      3,769,595
                                                                     -----------
EXPENSES:
 Advisory fees ..................................................        321,128
 Administration and accounting fees .............................         78,570
 Custody fees ...................................................         17,307
 Trustees' fees .................................................          2,346
 Compliance services ............................................          2,991
 Professional fees ..............................................         23,975
 Other ..........................................................          7,103
                                                                     -----------
   Total expenses ...............................................        453,420
                                                                     -----------
 Net investment income ..........................................      3,316,175
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments ...............................        408,508
 Net change in unrealized appreciation (depreciation) on
  investments....................................................      1,956,824
                                                                     -----------
 Net gain on investments ........................................      2,365,332
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............    $ 5,681,507
                                                                     ===========




    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
--------------------------------------------
 FINANCIAL STATEMENTS -- continued
================================================================================


STATEMENTS OF CHANGES IN NET ASSETS

                                                                      For the
                                                   Six-Month          For the
                                                 Period Ended       Fiscal Year
                                               December 31, 2004       Ended
                                                  (Unaudited)      June 30, 2004
                                               -----------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income ....................      $  3,316,175       $  7,020,241
 Net realized gain on investments .........           408,508            995,105
 Net change in unrealized appreciation
   (depreciation) on investments...........         1,956,824         (8,388,832)
                                                 ------------       ------------
Net increase in net assets resulting from
  operations...............................         5,681,507           (373,487)
                                                 ------------       ------------
Transactions in beneficial interest:
 Contributions ............................        10,521,671         38,082,203
 Withdrawals ..............................       (37,714,698)       (34,933,674)
                                                 ------------       ------------
Net increase (decrease) in net assets from
  transactions in beneficial interest......       (27,193,027)         3,148,529
                                                 ------------       ------------
Total increase (decrease) in net assets ...       (21,511,520)         2,775,042
NET ASSETS:
 Beginning of period ......................       189,434,116        186,659,074
                                                 ------------       ------------
 End of period ............................      $167,922,596       $189,434,116
                                                 ============       ============





    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
--------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================



1. DESCRIPTION OF THE TRUST. Short/Intermediate Bond Series (a "Series") is a series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a series separate and distinct from the shares of other series. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Current market prices are generally not available for municipal securities; current market prices may also be unavailable for other types of fixed-income securities held by the Series. To determine the value of those securities, the Series may use a pricing service that takes into account not only developments related to the specific securities, but also transactions in comparable securities. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. The Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. The Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are recorded as an adjustment to interest income. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
--------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================



3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. RSMC, a wholly owned subsidiary of Wilmington Trust Corporation serves as investment adviser to the Series. RSMC receives an advisory fee of 0.35% of the Series' first $1 billion of average daily net assets; 0.30% of the Series' next $1 billion of average daily net assets; and 0.25% of the Series' average daily net assets in excess of $2 billion. RSMC also receives a service fee under a Compliance, Support and Recordkeeping Services Agreement of 0.006% of the Series' average daily net assets.

   From July 1, 2004 to September 30, 2004, RSMC provided administrative and accounting services to the Series. For the period July 1, 2004 to September 30, 2004, RSMC was paid $43,725 by the Short/Intermediate Bond Series.

   Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. SECURITIES LENDING AGREEMENT. Short/Intermediate Bond Series may lend its securities pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series is liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. The Series records securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

5. INVESTMENT SECURITIES. During the six-month period ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                Short/Intermediate
                                                                   Bond Series
                                                                ------------------
  Purchases.................................................       $30,457,902
  Sales.....................................................        50,650,998

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
--------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued
================================================================================


6. FINANCIAL HIGHLIGHTS.

                                                                              For the
                                                                             Six-Month
                                                                            Period Ended       For the Fiscal Years Ended June 30,
                                                                         December 31, 2004    -------------------------------------
                                                                            (Unaudited)       2004     2003    2002    2001    2000
                                                                         -----------------    -----   -----    ----    -----   ----
  SHORT/INTERMEDIATE BOND SERIES
   Total Return ......................................................          3.10%*        (0.09)% 10.82%   7.21%   10.26%  4.23%
   Ratios to Average Net Assets:
    Expenses:
      Including expense limitations...................................          0.50%*         0.49%   0.49%   0.49%    0.50%  0.47%
      Excluding expense limitations...................................          0.50%*         0.49%   0.49%   0.49%    0.50%  0.51%
    Net investment income ............................................          3.62%*         3.72%   4.25%   5.00%    5.92%  5.94%
   Portfolio Turnover Rate ...........................................            18%            27%     82%    136%      88%    47%

7. CONTRACTUAL OBLIGATIONS. The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series' maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series' existing contracts and expects the risk of loss to be remote.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
  TRUSTEES AND OFFICERS
================================================================================



WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Fund Complex") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. In addition to having the same board members, the Fund Complex has the same officers. The primary responsibility of the Board of Trustees of the Fund Complex is to represent the interests of their respective shareholders and to provide oversight management of the Fund Complex.

The following tables present certain information regarding the Board of Trustees and officers of the Fund Complex. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Fund Complex, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Fund Complex within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the business of the Fund Complex is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                                       Number of
                                                                                                     Portfolios in
                                                                                 Principal               Fund             Other
                              Position(s)         Term of Office               Occupation(s)            Complex       Directorships
                               Held with           and Length of                During Past           Overseen by        Held by
Name, Address and Age         Fund Complex          Time Served                 Five Years              Trustee          Trustee
---------------------         ------------   ------------------------    ------------------------    -------------   --------------
ROBERT J. CHRISTIAN(1)        Trustee,       Shall serve until death,    Executive Vice                   59         Wilmington
Date of Birth: 2/49           President,     resignation or removal.     President and                               Low Volatility
                              Chief          Trustee, President and      Chief Investment                            Fund of Funds
                              Executive      Chairman of the Board       Officer of Wilmington                       (Closed-End
                              Officer and    since October 1998.         Trust Company since                         Registered
                              Chairman of                                February 1996; President                    Investment
                              the Board                                  of Rodney Square                            Company).
                                                                         Management Corporation
                                                                         ("RSMC") since 1996.
FRED FILOON(2)                Trustee        Shall serve until           Senior Vice President,           59         None
520 Madison Avenue                           death, resignation or       Principal of Cramer
New York, NY 10022                           removal. Trustee            Rosenthal McGlynn, LLC
Date of Birth: 3/42                          since November 2004.        since 1991.

---------------
(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Filoon is an "interested" Trustee by reason of his position as Senior Vice President to Cramer Rosenthal McGlynn LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================

                                                                                                    Number of
                                                                                                  Portfolios in
                                                                              Principal               Fund              Other
                           Position(s)         Term of Office               Occupation(s)            Complex        Directorships
                            Held with           and Length of                During Past           Overseen by         Held by
Name, Address and Age      Fund Complex          Time Served                 Five Years              Trustee           Trustee
---------------------      ------------   ------------------------    ------------------------    -------------   -----------------
INDEPENDENT TRUSTEES
ROBERT H. ARNOLD           Trustee        Shall serve until death,    Founder and                      59         None
Date of Birth: 3/44                       resignation or removal.     co-manages,
                                          Trustee since May           R. H. Arnold & Co.,
                                          1997.                       Inc. (investment
                                                                      banking company)
                                                                      since 1989.

DR. ERIC BRUCKER           Trustee        Shall serve until death,    Professor                        59         Wilmington
Date of Birth: 12/41                      resignation or removal.     of Economics                                Low Volatility
                                          Trustee since October       Widener University                          Fund of Funds
                                          1999.                       since July 2004;                            (Closed-End
                                                                      Formally, Dean,                             Registered
                                                                      School of Business                          Investment
                                                                      Administration of                           Company).
                                                                      Widener University
                                                                      from 2001 to 2004;
                                                                      Prior to that, Dean,
                                                                      College of Business,
                                                                      Public Policy and
                                                                      Health at the University
                                                                      of Maine from September
                                                                      1998 to June 2001.

NICHOLAS A. GIORDANO       Trustee        Shall serve until death,    Consultant, financial            59         Wilmington
Date of Birth: 3/43                       resignation or removal.     services organizations                      Low Volatility
                                          Trustee since October       from 1997 to present;                       Fund of Funds
                                          1998.                       Interim President,                          (Closed-end
                                                                      LaSalle University                          Registered
                                                                      from 1998 to 1999.                          Investment
                                                                                                                  Company);
                                                                                                                  Kalmar Pooled
                                                                                                                  Investment Trust;
                                                                                                                  Independence
                                                                                                                  Blue Cross;
                                                                                                                  Selas Corporation
                                                                                                                  of America
                                                                                                                  (industrial
                                                                                                                  furnaces and
                                                                                                                  ovens).
LOUIS KLEIN, JR.           Trustee        Shall serve until death,    Self-employed                    59         WHX
Date of Birth: 5/35                       resignation or removal.     financial consultant                        Corporation
                                          Trustee since October       since 1991.                                 (industrial
                                          1999.                                                                   manufacturer).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
 TRUSTEES AND OFFICERS -- continued
================================================================================


INDEPENDENT TRUSTEES

                                                                                                       Number of
                                                                                                     Portfolios in
                                                                                  Principal              Fund             Other
                               Position(s)          Term of Office              Occupation(s)           Complex       Directorships
                                Held with            and Length of               During Past          Overseen by        Held by
Name, Address and Age          Fund Complex           Time Served                Five Years             Trustee          Trustee
---------------------         --------------   ------------------------    ----------------------    -------------   --------------
CLEMENT C. MOORE, II          Trustee          Shall serve until death,    Managing Partner,              59         None
Date of Birth: 9/44                            resignation or removal.     Mariemont Holdings,
                                               Trustee since October       LLC, (real estate
                                               1999.                       holding and
                                                                           development company)
                                                                           since 1980.

JOHN J. QUINDLEN              Trustee          Shall serve until death,    Retired since 1993.            59         None
Date of Birth: 5/32                            resignation or removal.
                                               Trustee since October
                                               1999.
MARK A. SARGENT               Trustee          Shall serve until death,    Dean and Professor of          59         Wilmington
Date of Birth: 4/51                            resignation or removal.     Law, Villanova                            Low Volatility
                                               Trustee since               University School of                      Fund of Funds
                                               November 2001.              Law since July 1997.                      (Closed-end
                                                                                                                     Registered
                                                                                                                     Investment
                                                                                                                     Company).

ERIC K. CHEUNG                Vice President   Shall serve at the          Vice President,                N/A        N/A
1100 North Market Street                       pleasure of the Board       Wilmington Trust
Wilmington, DE 19890                           and until successor is      Company Since 1986;
Date of Birth: 12/54                           elected and qualified.      and Vice President and
                                               Officer since October       Director of Rodney
                                               1998.                       Square Management
                                                                           Corporation since
                                                                           2001.

JOSEPH M. FAHEY, JR.          Vice President   Shall serve at the          Vice President, Rodney         N/A        N/A
1100 North Market Street                       pleasure of the Board       Square Management
Wilmington, DE 19890                           and until successor is      Corporation since
Date of Birth: 1/57                            elected and qualified.      1992.
                                               Officer since November
                                               1999.

JOHN R. GILES                 Chief            Shall serve at the          Senior Vice President,         N/A        N/A
1100 North Market Street      Financial        pleasure of the Board       Wilmington Trust
Wilmington, DE 19890          Officer, Vice    and until successor is      Company since 1996.
Date of Birth: 8/57           President        elected and qualified.
                              and              Officer since December
                              Treasurer        1999.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
----------------------------------------
  TRUSTEES AND OFFICERS -- continued
================================================================================


EXECUTIVE OFFICERS

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                               Principal                  Fund            Other
                          Position(s)          Term of Office                Occupation(s)               Complex      Directorships
                           Held with           and Length of                  During Past              Overseen by       Held by
Name, Address and Age     Fund Complex          Time Served                    Five Years                Trustee         Trustee
---------------------    --------------   -----------------------    -----------------------------    -------------   -------------
LEAH M. ANDERSON         Secretary        Shall serve at the         Officer, Wilmington                   N/A        N/A
1100 North Market                         pleasure of the Board      Trust Company since
Street                                    and until successor is     1998. Officer, Rodney
Wilmington, DE 19890                      elected and qualified.     Square Management
Date of Birth: 8/65                       Officer since October      Corporation since
                                          2002.                      1992.

ANNA M. BENCROWSKY       Chief            Shall serve at the         Chief Compliance                      N/A        N/A
1100 North Market        Compliance       pleasure of the Board      Officer, Rodney Square
Street                   Officer          and until successor is     Management Corporation
Wilmington, DE 19890                      elected and qualified.     since 2004; Vice President
Date of Birth: 5/51                       Officer since September    and Chief Compliance
                                          2004.                      Officer, 1838 Investment
                                                                     Advisors, LP From 1998
                                                                     to 2004; Vice President,
                                                                     Secretary, and Treasurer,
                                                                     1838 Investment Advisors
                                                                     Funds from 1995 to 2004;
                                                                     Vice President and Secretary,
                                                                     1838 Bond--Debenture
                                                                     Trading Fund from
                                                                     1982 to 2004.

WILLIAM P. RICHARDS, JR. Vice President   Shall serve at the         Managing Director,                    N/A        N/A
100 Wilshire                              pleasure of the Board      Roxbury Capital
Boulevard                                 and until successor is     Management LLC
Suite 1000                                elected and qualified.     since 1998.
Santa Monica, CA                          Officer since November
90401                                     2004.
Date of Birth: 11/36



VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolios is available, without charge and upon request, on the SEC's website at http:// www.sec.gov. Information regarding how the investment adviser voted proxies for the most recent twelve month period ended June 30 is available without charge and upon request, on the SEC's website listed above.

                                    TRUSTEES                                                       WILMINGTON
                                Robert H. Arnold
                                Dr. Eric Brucker                                                        FUNDS
                              Robert J. Christian
                                  Fred Filoon
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                                Mark A. Sargent                             Short/Intermediate Bond Portfolio
                              --------------------
                                                                            Investor Shares

                                    OFFICERS
                        Robert J. Christian, President/
                            Chief Executive Officer
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President/
                       Chief Financial Officer/Treasurer
                          Leah M. Anderson, Secretary
                  Anna M. Bencrowsky, Chief Compliance Officer
                    William P. Richards, Jr., Vice President
                            Pat Colletti, Treasurer
                              --------------------


                               INVESTMENT ADVISER
                      Rodney Square Management Corporation
                            1100 North Market Street                                    SEMI ANNUAL
                              Wilmington, DE 19890                                    December 31, 2004
                              --------------------


                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                              --------------------

                                TRANSFER AGENT,
                               ADMINISTRATOR AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                              --------------------




This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Fixed Income Portfolios.


WFIP-SEMI-12/04

                                     ROXBURY
                             CAPITAL MANAGEMENT, LLC




                                   ----------




                                THE ROXBURY FUNDS

                                 MICRO CAP FUND




                                   ----------



                               SEMI-ANNUAL REPORT
                                DECEMBER 31, 2004



                                   ----------

ROXBURY FUNDS

PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

I'm pleased to present this first report for Roxbury's newest fund--the Roxbury Micro Cap Fund. This Fund, managed by Laurie Burstein, invests in the market's smallest universe of stocks. Micro-caps have historically offered some of the highest returns of any asset class and, as a veteran institutional manager, Laurie has one of the best long-term records in the business.

After spending more than three years pursuing an ever-easier monetary policy, the Federal Reserve ("Fed") embarked on a gradual reversal of that stance beginning in the summer of 2004. Outwardly, that took the form of higher short-term interest rates, which were raised five times by the Fed and ended 2004 125 basis points (1.25%) higher than at the beginning of the year. Much of the economic growth that occurred in 2004 was a direct result of that easing monetary policy. The economic impact of a somewhat tighter monetary policy and higher interest rates will be felt in 2005 and beyond. Generally speaking it means that we believe economic growth will continue, but will likely be less robust. In addition, inflation and interest rates are likely to rise throughout the year.

To understand the impact of fiscal and monetary policies upon economic growth it is best to start with some of last year's key events. In 2004, the U.S. economy enjoyed record low interest rates, personal tax cuts, and accelerated depreciation allowances for businesses. Three important sectors of the economy were significantly impacted by this confluence of events--consumer spending, housing, and business expenditures on new plants and equipment (capital spending). A small reversal of fortunes in these factors (caused by either monetary policy or elimination of the accelerated depreciation allowances) will have a dampening impact on economic growth in 2005.

Consumer spending last year was positively impacted by lower interest rates and especially lower mortgage rates. Mortgage rates hit record lows in 2004. This led to a substantial amount of mortgage re-financing which, in turn, produced:
1) a cash payout as homeowners frequently took equity out of their homes; and,
2) a lower monthly mortgage payment. Consequently, consumer discretionary income was enhanced and overall consumer spending rose 3.5 to 4.0%, after inflation.

A second positive consequence of low mortgage rates is, of course, housing. New home sales last year reached an all-time record (1.2 million units)--eclipsing the previous record attained in 2003. The low level of mortgage rates, rising family income and employment, and moderate housing price inflation in early 2004 together produced a record high in the housing affordability index. However, late 2004 increases in interest rates and an estimated 12% rise in home prices have combined to reduce the affordability of housing.

The accelerated depreciation allowances that were available in 2004 were a positive influence on business capital spending, which rose 10% last year (after inflation). The boost this brought to the economy was much needed. The absence of this one-time impact of depreciation acceleration in 2005 could result in a less robust capital spending environment.

It is possible that we have already seen the lows for inflation for this business cycle. Consumer prices rose 3.2% in 2004 compared with 1.8% in 2003. The rise in inflation is not just a short-term cyclical event. It is also the natural result of an easy Fed policy that we mentioned earlier. Short-term interest rates have been below inflation for more than two years--the longest such pattern in the last 30 years.

While continued market volatility during 2005 is highly likely, we believe Roxbury's approach of seeking high quality companies with solid growth and compelling valuations will continue to serve shareholders well.

Thank you for the continued opportunity to serve your investment needs.

Very truly yours,

/s/ Robert J. Christian
-----------------------
Robert J. Christian
President
WT Mutual Funds

February 4, 2005

ROXBURY MICRO CAP FUND

The Roxbury Micro Cap Fund, launched on December 29, 2004, employs a time-tested strategy that focuses on uncovering promising small companies with what we believe to be significant future price appreciation potential. As patient investors, we follow these companies closely and are willing to watch these stories play out over a period of several years.

We employ a two-pronged approach in our investment process that begins by looking for small growth companies at the forefront of new, or niche, dynamic industries. These are all impressive businesses poised to succeed for many years to come.

In addition, we seek what we refer to as diamonds in the rough. These are companies that have been beaten down and abandoned by investors for what we view to be temporary difficulties. In evaluating these stocks, we look for fundamental changes taking place that are likely to return the underlying companies back to their former industry leading status--and benefit investors in the process through increased stock performance.

As micro-cap investors, we love small companies that we can get our arms around. We like to get to know our management teams and talk with them frequently. We also spend time getting to know the customers and suppliers of these companies, along with other industry specialists. Because we keep the Fund relatively concentrated, usually holding between 25 to 40 stocks, we are able to follow these companies closely and can comfortably wait for new, undervalued opportunities to present themselves for consideration.

Sometimes our years of experience and knowledge of the wide base of stocks in the micro-cap universe lead us to our investments. (We've been following some of these companies off and on for years.) Other times we might learn of our next best idea from the management team of a company we already own.

Often companies we are introduced to go through many phases before we are willing to buy them. At times, we'll spot a fast growing company that looks attractive, but appears to be too richly priced. It's not uncommon for these companies to falter as they go from an early phase to a growth phase--at which point Wall Street often abandons them. By contrast, that's when we start taking a closer look to uncover a catalyst that may lead these companies to become our next diamonds in the rough. We then hope to buy these stocks before they return to their former growth status. In some cases, we'll invest in a company, sell once its valuation increases, and buy it back following a temporary setback.

As always, we like to remind shareholders of the importance of having a long-term perspective in the micro-cap universe, which is an area of the market with considerable upside potential over the long term. We'd like to welcome all of our new shareholders in the Fund, and look forward to telling you more about our process and the progress of our companies in our next report.

Very truly yours,

/s/ Laurie J. Burstein                      /s/ Brian Beh
----------------------------                ---------------------------------
Laurie J. Burstein, PhD, CFA                Brian Beh
Portfolio Manager/Analyst                   President/Chief Operating Officer
                                            Roxbury Capital Management, LLC

Distributed by Professional Funds Distributor, LLC.

                           DISCLOSURE OF FUND EXPENSES

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other fund expenses. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund's costs in two ways.

o ACTUAL FUND RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

o HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The "Annualized Expense Ratio" represents the actual expenses for the period indicated.

FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004

EXPENSE TABLE

                           Beginning         Ending      Annualized   Expenses Paid
                         Account Value   Account Value     Expense       During
Roxbury Micro Cap Fund     7/1/04 (1)       12/31/04        Ratio        Period*
----------------------   -------------   -------------   ----------   -------------
ACTUAL FUND RETURN       $    1,000.00   $    1,011.00         2.25%  $       11.40
HYPOTHETICAL 5% RETURN   $    1,000.00   $    1,013.66         2.25%  $       11.42

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(1) The Roxbury Micro Cap Fund commenced operations on December 29, 2004. For purposes of this example, the expenses reflect the Fund's contractual expense limitation for the period presented.

PORTFOLIO HOLDINGS
DECEMBER 31, 2004

The following table presents the portfolio holdings of the Roxbury Micro Cap Fund as a percent of its total net assets as of December 31, 2004.

              ROXBURY MICRO CAP FUND
              ------------------------
              Common Stocks
                Information Technology                 31.3%
                Consumer Discretionary                 23.8
                Healthcare                             17.8
                Industrials                            16.6
                Financials                              3.8
                Energy                                  2.8
              Other*                                    3.9
                                                      -----
                                                      100.0%
                                                      =====

*    Other includes cash and other assets less liabilities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters starting after July 9, 2004. For the Roxbury Micro Cap Fund, this would be for the fiscal quarters ending September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The first N-Q filing for the Roxbury Micro Cap Fund will be available after May 30, 2005 upon request, without charge, by visiting the SEC's website at http://www.sec.gov, or it may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

ROXBURY MICRO CAP FUND
  INVESTMENTS / DECEMBER 31, 2004 (UNAUDITED)
  (Showing Percentage of Total Net Assets)

                                                                       Value
                                                           Shares    (Note 2)
                                                          --------   ---------
COMMON STOCK -- 96.1%
  CONSUMER DISCRETIONARY -- 23.8%
    DISTRIBUTORS -- 3.8%
      Source Interlink Co., Inc.                               285   $   3,785
                                                                     ---------
    HOTELS, RESTAURANTS & LEISURE -- 4.7%
      Youbet.com, Inc.                                         935       4,731
                                                                     ---------
    SPECIALTY RETAIL -- 4.2%
      Rush Enterprises, Inc. Class A                           260       4,220
                                                                     ---------
    TEXTILE, APPAREL & LUXURY GOODS -- 11.1%
      Tag-It Pacific, Inc.                                   1,025       4,612
      Tarrant Apparel Group                                  2,720       6,637
                                                                     ---------
                                                                        11,249
                                                                     ---------
  TOTAL CONSUMER DISCRETIONARY                                          23,985
                                                                     ---------
  ENERGY -- 2.8%
    OIL & GAS -- 2.8%
      Mission Resources Corp.                                  490       2,862
                                                                     ---------
  TOTAL ENERGY                                                           2,862
                                                                     ---------
  FINANCIALS -- 3.8%
    CONSUMER FINANCE -- 3.8%
      First Cash Financial Services, Inc.                      145       3,873
                                                                     ---------
  TOTAL FINANCIALS                                                       3,873
                                                                     ---------
  HEALTHCARE -- 17.8%
    BIOTECHNOLOGY -- 3.5%
      OraSure Technologies, Inc.                               525       3,528
                                                                     ---------
    HEALTHCARE EQUIPMENT & SUPPLIES -- 10.1%
      Endocare, Inc.                                           700       1,750
      PhotoMedex, Inc.                                       1,910       5,157
      TriPath Imaging, Inc.                                    365       3,274
                                                                     ---------
                                                                        10,181
                                                                     ---------
    HEALTHCARE PROVIDERS & SERVICES -- 4.3%
      Bio-Imaging Technologies, Inc.                           785       4,302
                                                                     ---------
  TOTAL HEALTHCARE                                                      18,011
                                                                     ---------
  INDUSTRIALS -- 16.6%
    AEROSPACE & DEFENSE -- 5.8%
      TVI Corp.                                              1,325       5,896
                                                                     ---------

    COMMERCIAL SERVICES & SUPPLIES -- 7.2%
      EVCI Career Colleges Holding Corp.                       280       2,677
      Gevity HR, Inc.                                           60       1,234
      Providence Service Corp.                                 160       3,355
                                                                     ---------
                                                                         7,266
                                                                     ---------
    CONSTRUCTION & ENGINEERING -- 3.6%
      Comfort Systems USA, Inc.                                475       3,648
                                                                     ---------
  TOTAL INDUSTRIALS                                                     16,810
                                                                     ---------
  INFORMATION TECHNOLOGY -- 31.3%
    COMMUNICATIONS EQUIPMENT -- 4.9%
      Airspan Networks, Inc.                                   920       4,996
                                                                     ---------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 9.8%
      eMagin Corp.                                           1,745       2,059
      Fargo Electronics, Inc.                                  250       3,747
      Iteris, Inc.                                             640       2,208
      Measurement Specialties, Inc.                             75       1,910
                                                                     ---------
                                                                         9,924
                                                                     ---------
    INTERNET SOFTWARE & SERVICES -- 9.7%
      CyberSource Corp.                                        440       3,146
      Digitas, Inc.                                            490       4,679
      Kintera, Inc.                                            220       1,982
                                                                     ---------
                                                                         9,807
                                                                     ---------
    IT SERVICES -- 6.9%
      Euronet Worldwide, Inc.                                   75       1,952
      TNS, Inc.                                                105       2,294
      WPCS International, Inc.                               6,060       2,666
                                                                     ---------
                                                                         6,912
                                                                     ---------
  TOTAL INFORMATION TECHNOLOGY                                          31,639
                                                                     ---------
TOTAL COMMON STOCK (Cost $96,090)                                       97,180
                                                                     ---------
SHORT-TERM INVESTMENTS -- 98.9%
      PNC Bank Money Market Account                        100,000     100,000
                                                                     ---------
TOTAL SHORT-TERM INVESTMENTS                                           100,000
                                                                     ---------
TOTAL INVESTMENTS -- 195.0%
 (Cost $196,090)                                                       197,810
LIABILITIES, less other assets -- (95.0%)                              (96,090)
                                                                     ---------
TOTAL NET ASSETS -- 100.0%                                           $ 101,090
                                                                     =========

    The accompanying notes are an integral part of the financial statements.

ROXBURY MICRO CAP FUND
  FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004 (Unaudited)

ASSETS:

Investment in securities, at value*                                $  197,180
Interest receivable                                                        12
Receivable from advisor                                                   236
                                                                   ----------
Total assets                                                          197,428
                                                                   ----------
LIABILITIES:
Payable for investments purchased                                      96,090
Accrued expenses                                                          248
                                                                   ----------
Total liabilities                                                      96,338
                                                                   ----------
NET ASSETS                                                         $  101,090
                                                                   ==========
NET ASSETS CONSIST OF:
Paid-in capital                                                    $  100,000
Net unrealized appreciation of investments                              1,090
                                                                   ----------
NET ASSETS                                                         $  101,090
                                                                   ==========
*Investments at cost                                               $  196,090
                                                                   ----------
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
  ($0.01 par value, unlimited authorized shares):
  Institutional Shares                                                 10,000
                                                                   ==========
NET ASSET VALUE, offering and redemption price per share
 Institutional Shares                                              $    10.11
                                                                   ==========

    The accompanying notes are an integral part of the financial statements.

ROXBURY MICRO CAP FUND
  FINANCIAL STATEMENTS - continued

STATEMENT OF OPERATIONS
For the Period December 29, 2004+ through December 31, 2004 (Unaudited)

INVESTMENT INCOME:
  Interest                                                         $       12
                                                                   ----------
    Total investment income                                                12
                                                                   ----------
EXPENSES:
  Advisory fees                                                             8
  Administration and accounting fees                                       67
  Transfer agent fees                                                      64
  Custody fees                                                              8
  Reports to shareholders                                                  27
  Trustees' fees                                                           60
  Professional fees                                                        77
  Other                                                                    12
                                                                   ----------
    Total expenses before fee waivers and
     expense reimbursements                                               323
    Advisory fees waived                                                   (8)
    Expenses reimbursed                                                  (236)
    Administration and accounting fees waived                             (67)
                                                                   ----------
      Total expenses, net                                                  12
                                                                   ----------
  Net investment income                                                     -
                                                                   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments                                   -
  Net change in unrealized appreciation
   (depreciation) on investments                                        1,090
                                                                   ----------
  Net gain on investments                                               1,090
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $    1,090
                                                                   ==========

    + Commencement of operations

    The accompanying notes are an integral part of the financial statements.

ROXBURY MICRO CAP FUND
  FINANCIAL STATEMENTS - continued

STATEMENT OF CHANGES IN NET ASSETS
                                                           For the Period
                                                          December 29, 2004+
                                                               through
                                                          December 31, 2004
                                                             (Unaudited)
                                                          ------------------
INCREASE IN NET ASSETS:
Operations:
  Net change in unrealized appreciation
   (depreciation) of investments                          $            1,090
                                                          ------------------
  Net increase in net assets resulting from operations                 1,090
                                                          ------------------
Fund share transactions (Institutional):
  Proceeds from shares sold                                          100,000
  Cost of shares redeemed                                                  -
                                                          ------------------
Net increase in net assets from Fund share transactions              100,000
                                                          ------------------
Total increase in net assets                                         101,090

NET ASSETS:
  Beginning of period                                                      -
                                                          ------------------
  End of period                                           $          101,090
                                                          ==================

                                                                Shares
                                                          ------------------
(a) TRANSACTIONS IN CAPITAL SHARES WERE:
      Shares sold - Institutional Shares                              10,000
      Shares redeemed - Institutional Shares                               -
                                                          ------------------
      Net increase in shares                                          10,000
      Shares outstanding - Beginning of period                             -
                                                          ------------------
      Shares outstanding - End of period                              10,000
                                                          ==================

    + Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

ROXBURY MICRO CAP FUND
  FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjuction with the financial statements and notes thereto. The total return in the table represents the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions).

                                                      For the Period
                                                    December 29, 2004(1)
                                                          through
                                                     December 31, 2004
                                                    --------------------
MICRO CAP FUND - INSTITUTIONAL SHARES

NET ASSET VALUE - BEGINNING OF PERIOD               $              10.00

INVESTMENT OPERATIONS:
    Net unrealized appreciation of investments                      0.11
                                                    --------------------
    Total from investment operations                                0.11
                                                    --------------------
NET ASSET VALUE - END OF PERIOD                     $              10.11
                                                    ====================
TOTAL RETURN                                                        1.10%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses:
    Including expense limitations                                   2.25%*
    Excluding expense limitations                                  58.95%*
  Net investment income (loss)                                      0.00%*
Portfolio Turnover                                                     0%**
Net assets at end of period (000 omitted)           $                101

*    Annualized.
**   Not Annualized.
(1)  Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

ROXBURY MICRO CAP FUND
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. Roxbury Micro Cap Fund (the "Fund") is a series of WT Mutual Fund (the "Company") and commenced operations on December 29, 2004. The Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish series of shares, each of which constitute a portfolio that is separate and distinct from the shares in any other portfolio and to further divide shares of any portfolio into one or more separate and distinct classes of shares. These financial statements and related notes pertain only to the Fund. Information regarding other series of the Company is contained in separate reports to their shareholders.

     The Fund offers one class of shares: Institutional Shares. Institutional Shares are offered to retirement plans and other institutional investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

     Security Valuation. Securities held by the Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value.

     Federal Income Taxes. The Fund is treated as a separate entity for Federal income tax purposes and intends to qualify as a "regulated investment company" under Subchapter M of the internal Revenue Code of 1986, as amended, and to distribute substantially all of its income and net realized gains to its shareholders. Therefore, no Federal income tax provision is required.

     Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The Fund uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the company are allocated on a pro rata basis among the series based on relative net assets. Each series records its own expenses as incurred.

     Distributions to Shareholders. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

     Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Roxbury Capital Management, LLC ("Roxbury") provides investment advisory services to the Micro Cap Fund. For its services, Roxbury receives a fee in the amount of 1.50% of the Fund's annual average daily net assets.

ROXBURY MICRO CAP FUND
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - continued

     Roxbury has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 2.25% of the average daily net assets of the Fund. These undertakings will remain in place until December 31, 2007 unless the Board of Trustees approves their earlier termination.

     Rodney Square Management Corporation ("RSMC") receives a service fee of 0.006% of the Fund's average daily net assets under a Compliance, Support and Recordkeeping Services Agreement.

     Wilmington Trust Company, an affiliate of Roxbury, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes.

     There were no distributions to shareholders during the period December 29, 2004 to December 31, 2004.

     As of December 31, 2004, the components of accumulated earnings (deficit) on a tax basis were the same as the book basis.

5. INVESTMENT SECURITIES During the period December 29, 2004 to December 31, 2004, purchases and sales of investment securities (excluding short-term investments) were as follows:

              Purchases            $  96,090
              Sales                        -

6. CONTRACTUAL OBLIGATIONS. The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

ROXBURY MICRO CAP FUND

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, on the SEC's website at http://www.sec.gov when the Fund files its first report on Information regarding how the investment adviser voted proxies for the period ended June 30, 2005 will be available without charge and upon request, on the SEC's website listed above after August 31, 2005.

                                    TRUSTEES

                                Robert H. Arnold
                                Dr. Eric Brucker
                               Robert J. Christian
                                   Fred Filoon
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                                 Mark A. Sargent

                                   ----------

                                    OFFICERS

                         Robert J. Christian, President/
                             Chief Executive Officer
                           Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President/
                        Chief Financial Officer/Treasurer
                           Leah M. Anderson, Secretary
                            Anna M. Bencrowsky, Chief
                               Compliance Officer
                    William P. Richards, Jr., Vice President

                                   ----------

                               INVESTMENT ADVISER

                         Roxbury Capital Mangement, LLC
                       100 Wilshire Boulevard, Suite 1000
                             Santa Monica, CA 90401

                                   ----------

                                    CUSTODIAN

                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890

                                   ----------

                                 TRANSFER AGENT,
                                ADMINISRATOR AND
                                ACCOUNTING AGENT

                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809

                                   ----------

This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Roxbury Funds.

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.



ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.




ITEM 12. EXHIBITS.

      (a)(1)  Not applicable.

      (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3)  Not applicable.


      (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




(registrant)          WT Investment Trust I
              -------------------------------------------------------------------------------

By (Signature and Title)*           /s/ Robert J. Christian
                                    ---------------------------------------------------------
                                    Robert J. Christian, President & Chief Executive Officer
                                    (principal executive officer)

Date              March 11, 2005
                  ---------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*           /s/ Robert J. Christian
                                    ---------------------------------------------------------
                                    Robert J. Christian, President & Chief Executive Officer
                                    (principal executive officer)

Date              March 11, 2005
                  ---------------------------------------------------------------------------

By (Signature and Title)*           /s/ John R. Giles
                                    ---------------------------------------------------------
                                    John R. Giles, Vice President & Chief Financial Officer
                                    (principal financial officer)

Date              March 11, 2005
                  ---------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.